UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4118

Fidelity Securities Fund
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2014

Item 1. Reports to Stockholders

Fidelity®

Blue Chip Growth

Fund -
Class K

Annual Report

July 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2014	Past 1 year	Past 5 years	Past 10 years
Class K A	21.23%	19.39%	9.26%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® Blue Chip Growth Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Growth Fund - Class K on July 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period. See footnote A above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12-month period ending July 31, 2014, supported by corporate profits and continued low interest rates. The S&P 500® Index rose 16.94%, reaching an all-time high near period end. The technology-heavy Nasdaq Composite Index® gained 22.00%. The Russell 2000® Index returned 8.56%, reflecting the relatively lackluster performance of small-cap stocks. Information technology (+28%) was the top-performing sector within the S&P 500®, driven by strong semiconductor and computer hardware sales. Materials (+23%) gained amid higher prices for many commodity products. Health care (+21%) rose, driven by gains in pharmaceuticals, biotechnology & life sciences companies. Energy stocks (+19%) advanced in the latter part of the period amid healthy U.S. output and the threat of supply disruptions in Iraq. Conversely, most defensive sectors, including consumer staples, utilities and telecommunication services, lagged the broader market. Volatility remained tame throughout most of the period, with markets supported by declining unemployment, near-record profit margins for companies, muted cost inflation and fairly low corporate debt levels. Geopolitical tension remained a concern at period end, with conflict in Ukraine and strained relations between Russia and the West posing a potential threat to global growth.

Comments from Sonu Kalra, Portfolio Manager of Fidelity® Blue Chip Growth Fund: For the year, the fund's Class K shares advanced 21.23%, outpacing the 18.69% gain of the Russell 1000® Growth Index. Security selection in the software & services industry helped the most, including social networking firm Facebook, our largest position, on average, and the fund's largest relative contributor. Strong revenue from its mobile advertising business helped Facebook produce much better-than-expected first- and second-quarter 2014 earnings and sales results, lifting its stock. Notably, Facebook's increasing popularity among consumers, including its website and mobile application, boosted its share of advertising dollars. I continued to believe in the company's growth potential due to its massive reach and its ability to target ads to very specific consumers. Conversely, not owning enough of software and index giant Microsoft hurt results. Shares began to rally just before the start of the period after the firm reported sales greater than analysts' estimates. The stock was further driven by an improved macroeconomic environment and a stabilizing market for personal computers. The company also appointed a new CEO in February, a move that prompted us to add to our position in the stock, even though Microsoft remained an underweighting at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 to July 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense RatioB	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period* February 1, 2014 to July 31, 2014
Blue Chip Growth	.80%
Actual		$ 1,000.00	$ 1,069.20	$ 4.10
HypotheticalA		$ 1,000.00	$ 1,020.83	$ 4.01
Class K	.68%
Actual		$ 1,000.00	$ 1,070.00	$ 3.49
HypotheticalA		$ 1,000.00	$ 1,021.42	$ 3.41

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	6.5	3.7
Google, Inc. Class A	2.9	6.0
Gilead Sciences, Inc.	2.7	3.1
Google, Inc. Class C	2.7	0.0
Facebook, Inc. Class A	2.4	2.8
Amazon.com, Inc.	2.3	2.3
Home Depot, Inc.	1.6	1.5
The Walt Disney Co.	1.6	0.3
Keurig Green Mountain, Inc.	1.5	1.3
Comcast Corp. Class A	1.5	1.5
	25.7
Top Five Market Sectors as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	33.5	31.1
Consumer Discretionary	21.2	21.2
Health Care	15.3	16.4
Industrials	9.1	10.5
Consumer Staples	8.9	10.3
Asset Allocation (% of fund's net assets)
As of July 31, 2014*		As of January 31, 2014**
	Stocks 99.3%		Stocks 99.8%
	Convertible Securities 0.6%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets (Liabilities) 0.1%		Short-Term Investments and Net Other Assets (Liabilities) 0.1%
* Foreign investments	10.8%	** Foreign investments	9.8%

Annual Report

Investments July 31, 2014

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 21.1%
Auto Components - 0.4%
Johnson Controls, Inc.	549,600	$ 25,963
Magna International, Inc. Class A (sub. vtg.)	319,725	34,334
		60,297
Automobiles - 0.3%
Mahindra & Mahindra Ltd.	169,209	3,331
Tesla Motors, Inc. (a)(e)	202,856	45,298
		48,629
Diversified Consumer Services - 0.5%
H&R Block, Inc.	1,229,500	39,504
Kroton Educacional SA	1,180,000	31,425
ServiceMaster Global Holdings, Inc.	490,500	8,618
		79,547
Hotels, Restaurants & Leisure - 5.2%
500.com Ltd. sponsored ADR Class A (e)	342,236	12,625
Buffalo Wild Wings, Inc. (a)	77,538	11,268
China Lodging Group Ltd. ADR (a)	270,800	6,756
Chipotle Mexican Grill, Inc. (a)	228,417	153,610
Domino's Pizza, Inc.	116,300	8,374
Dunkin' Brands Group, Inc.	398,300	17,071
Fiesta Restaurant Group, Inc. (a)	253,700	11,513
Hilton Worldwide Holdings, Inc.	496,600	12,023
Home Inns & Hotels Management, Inc. sponsored ADR (a)	308,094	10,993
Hyatt Hotels Corp. Class A (a)	601,100	35,363
Las Vegas Sands Corp.	2,174,794	160,609
Melco Crown Entertainment Ltd. sponsored ADR	547,600	18,180
MGM Mirage, Inc. (a)	1,207,300	32,404
Multimedia Games Holding Co., Inc. (a)	263,585	6,358
Panera Bread Co. Class A (a)	344,256	50,709
Starbucks Corp.	2,555,922	198,544
Whitbread PLC	310,250	22,539
Wynn Resorts Ltd.	99,461	21,205
Yum! Brands, Inc.	1,023,649	71,041
Zoe's Kitchen, Inc. (e)	172,800	5,013
		866,198
Household Durables - 0.4%
D.R. Horton, Inc.	1,166,200	24,140
Whirlpool Corp.	267,400	38,142
		62,282
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Internet & Catalog Retail - 4.3%
Amazon.com, Inc. (a)	1,215,944	$ 380,578
Ctrip.com International Ltd. sponsored ADR (a)	388,484	24,875
Expedia, Inc.	285,489	22,674
Groupon, Inc. Class A (a)(e)	1,564,200	10,120
HomeAway, Inc. (a)	376,500	13,072
MakeMyTrip Ltd. (a)	327,100	9,901
Netflix, Inc. (a)	66,623	28,163
priceline.com, Inc. (a)	156,700	194,692
RetailMeNot, Inc. (e)	223,500	5,467
Vipshop Holdings Ltd. ADR (a)	91,500	18,807
		708,349
Leisure Products - 0.1%
NJOY, Inc. (a)(f)	1,178,168	19,942
Media - 3.5%
Comcast Corp. Class A	4,620,836	248,278
DISH Network Corp. Class A (a)	221,600	13,708
Lions Gate Entertainment Corp.	285,400	8,790
Naspers Ltd. Class N	55,700	6,912
The Walt Disney Co.	3,018,200	259,203
Time Warner Cable, Inc.	118,545	17,201
Time Warner, Inc.	228,100	18,937
		573,029
Multiline Retail - 1.1%
Dollar General Corp. (a)	165,700	9,152
Macy's, Inc.	1,396,785	80,720
Target Corp.	1,519,723	90,560
		180,432
Specialty Retail - 3.7%
Abercrombie & Fitch Co. Class A	443,592	17,451
AutoZone, Inc. (a)	12,726	6,580
Home Depot, Inc.	3,296,500	266,522
L Brands, Inc.	754,082	43,714
Lumber Liquidators Holdings, Inc. (a)	195,600	10,605
Murphy U.S.A., Inc. (a)	792,770	39,179
Restoration Hardware Holdings, Inc. (a)	983,822	80,467
Ross Stores, Inc.	947,063	60,991
TJX Companies, Inc.	1,806,752	96,282
		621,791
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 1.6%
G-III Apparel Group Ltd. (a)	65,000	$ 5,049
Kate Spade & Co. (a)	1,493,804	56,511
lululemon athletica, Inc. (a)	369,881	14,229
Michael Kors Holdings Ltd. (a)	667,372	54,377
NIKE, Inc. Class B	556,575	42,929
Pandora A/S	240,500	16,517
PVH Corp.	424,176	46,736
Ralph Lauren Corp.	201,700	31,437
Under Armour, Inc. Class A (sub. vtg.) (a)	28,200	1,882
		269,667
TOTAL CONSUMER DISCRETIONARY		3,490,163
CONSUMER STAPLES - 8.9%
Beverages - 2.7%
Anheuser-Busch InBev SA NV ADR	444,891	48,039
Monster Beverage Corp. (a)	1,046,435	66,930
PepsiCo, Inc.	1,881,054	165,721
The Coca-Cola Co.	4,173,852	163,991
		444,681
Food & Staples Retailing - 2.4%
Costco Wholesale Corp.	882,500	103,729
CVS Caremark Corp.	1,902,400	145,267
Kroger Co.	1,959,787	95,990
Sprouts Farmers Market LLC (e)	952,877	29,072
Whole Foods Market, Inc.	747,110	28,555
		402,613
Food Products - 2.4%
Associated British Foods PLC	392,700	18,418
Bunge Ltd.	359,267	28,325
Dean Foods Co.	290,300	4,447
Keurig Green Mountain, Inc.	2,130,788	254,160
Mead Johnson Nutrition Co. Class A	885,994	81,015
WhiteWave Foods Co. (a)	470,269	14,009
		400,374
Household Products - 0.6%
Procter & Gamble Co.	1,093,004	84,511
Svenska Cellulosa AB (SCA) (B Shares)	537,600	13,288
		97,799
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Personal Products - 0.2%
Coty, Inc. Class A	521,400	$ 8,921
Herbalife Ltd.	586,158	30,715
Natura Cosmeticos SA	89,700	1,397
		41,033
Tobacco - 0.6%
Lorillard, Inc.	1,584,827	95,850
TOTAL CONSUMER STAPLES		1,482,350
ENERGY - 5.0%
Energy Equipment & Services - 1.0%
Halliburton Co.	2,035,876	140,455
National Oilwell Varco, Inc.	141,900	11,500
Schlumberger Ltd.	103,100	11,175
Seventy Seven Energy, Inc. (a)	17,719	397
Transocean Partners LLC (a)	113,800	2,765
		166,292
Oil, Gas & Consumable Fuels - 4.0%
Anadarko Petroleum Corp.	908,400	97,063
BG Group PLC	317,500	6,261
Cabot Oil & Gas Corp.	297,078	9,789
Canadian Natural Resources Ltd.	297,800	12,982
Carrizo Oil & Gas, Inc. (a)	234,600	14,407
Cheniere Energy, Inc. (a)	220,880	15,629
Chevron Corp.	25,400	3,283
Cimarex Energy Co.	396,607	55,136
Continental Resources, Inc. (a)	434,000	63,703
EOG Resources, Inc.	832,524	91,111
Golar LNG Ltd.	143,000	8,810
Hess Corp.	293,178	29,019
Marathon Petroleum Corp.	185,900	15,519
Memorial Resource Development Corp.	276,000	6,342
Navigator Holdings Ltd. (a)	113,800	3,169
Newfield Exploration Co. (a)	986,600	39,760
Phillips 66 Co.	282,833	22,941
Pioneer Natural Resources Co.	451,000	99,878
PrairieSky Royalty Ltd.	191,600	6,924
Rice Energy, Inc.	543,200	14,286
Scorpio Tankers, Inc.	682,500	6,409
Targa Resources Corp.	69,700	8,887
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Teekay Corp.	54,300	$ 3,022
Valero Energy Corp.	414,944	21,079
		655,409
TOTAL ENERGY		821,701
FINANCIALS - 4.6%
Banks - 2.4%
Axis Bank Ltd.	953,180	6,305
Bank of America Corp.	6,449,587	98,356
Citigroup, Inc.	2,178,590	106,555
HDFC Bank Ltd. sponsored ADR	409,100	19,391
ICICI Bank Ltd. sponsored ADR	476,229	23,821
JPMorgan Chase & Co.	2,401,777	138,510
Punjab National Bank	189,600	3,034
Yes Bank Ltd.	170,103	1,500
		397,472
Capital Markets - 1.1%
Ameriprise Financial, Inc.	187,753	22,455
BlackRock, Inc. Class A	179,900	54,821
Carlyle Group LP	275,200	9,186
Invesco Ltd.	620,572	23,352
Morgan Stanley	1,475,351	47,713
Och-Ziff Capital Management Group LLC Class A	936,700	12,748
State Street Corp.	72,100	5,079
The Blackstone Group LP	425,600	13,909
		189,263
Consumer Finance - 0.7%
American Express Co.	1,193,544	105,032
Capital One Financial Corp.	137,900	10,969
Shriram Transport Finance Co. Ltd.	339,455	5,006
		121,007
Insurance - 0.1%
MetLife, Inc.	275,700	14,502
Real Estate Management & Development - 0.2%
Howard Hughes Corp. (a)	53,100	7,722
Parsvnath Developers Ltd. (a)(d)	21,771,340	9,495
Realogy Holdings Corp. (a)	465,467	17,111
		34,328
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.1%
Housing Development Finance Corp. Ltd.	697,722	$ 12,219
TOTAL FINANCIALS		768,791
HEALTH CARE - 15.3%
Biotechnology - 8.4%
Acceleron Pharma, Inc.	42,800	1,268
Agios Pharmaceuticals, Inc.	161,640	6,514
Alexion Pharmaceuticals, Inc. (a)	628,996	100,004
Alkermes PLC (a)	711,400	30,419
Alnylam Pharmaceuticals, Inc. (a)	616,063	33,298
Amgen, Inc.	1,470,202	187,289
Avalanche Biotechnologies, Inc. (a)	22,200	621
BioCryst Pharmaceuticals, Inc. (a)	833,700	10,438
Biogen Idec, Inc. (a)	742,100	248,151
BioMarin Pharmaceutical, Inc. (a)	281,704	17,415
Bluebird Bio, Inc. (a)	124,700	4,165
Celgene Corp. (a)	28,000	2,440
Dicerna Pharmaceuticals, Inc.	161,260	2,422
Exelixis, Inc. (a)	2,632,000	10,633
Gilead Sciences, Inc. (a)	4,887,260	447,429
Grifols SA	130,700	5,919
Intercept Pharmaceuticals, Inc. (a)	85,300	19,820
InterMune, Inc. (a)	375,237	16,462
Intrexon Corp. (e)	234,059	5,170
Ironwood Pharmaceuticals, Inc. Class A (a)	907,481	13,431
Isis Pharmaceuticals, Inc. (a)	63,700	1,974
Keryx Biopharmaceuticals, Inc. (a)(e)	528,873	7,960
KYTHERA Biopharmaceuticals, Inc. (a)(e)	263,156	8,837
Merrimack Pharmaceuticals, Inc. (a)	1,594,658	9,424
Neurocrine Biosciences, Inc. (a)	442,100	6,004
NPS Pharmaceuticals, Inc. (a)	88,000	2,459
Pharmacyclics, Inc. (a)	170,900	20,583
Puma Biotechnology, Inc. (a)	51,700	11,463
Regeneron Pharmaceuticals, Inc. (a)	329,489	104,191
Seattle Genetics, Inc. (a)	158,900	5,593
Synageva BioPharma Corp. (a)	130,800	8,948
Ultragenyx Pharmaceutical, Inc. (e)	26,500	1,158
uniQure B.V.	305,687	3,124
Vertex Pharmaceuticals, Inc. (a)	421,660	37,490
		1,392,516
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - 0.9%
Accuray, Inc. (a)(e)	935,165	$ 7,360
Boston Scientific Corp. (a)	2,388,900	30,530
Insulet Corp. (a)	88,000	3,110
Intuitive Surgical, Inc. (a)	92,207	42,189
Novadaq Technologies, Inc. (a)	607,819	9,324
The Cooper Companies, Inc.	324,630	52,226
Zeltiq Aesthetics, Inc. (a)	203,500	4,119
		148,858
Health Care Providers & Services - 0.7%
Apollo Hospitals Enterprise Ltd.	936,371	15,608
Cardinal Health, Inc.	313,331	22,450
Express Scripts Holding Co. (a)	48,000	3,343
HCA Holdings, Inc. (a)	762,500	49,799
Healthequity, Inc. (a)	41,900	737
iKang Healthcare Group, Inc. sponsored ADR (e)	270,505	5,075
Qualicorp SA (a)	1,151,000	13,317
		110,329
Health Care Technology - 0.3%
Allscripts Healthcare Solutions, Inc. (a)	310,100	4,937
athenahealth, Inc. (a)	76,475	9,513
Castlight Health, Inc. Class B (a)(e)	133,859	1,795
Cerner Corp. (a)	751,218	41,467
		57,712
Life Sciences Tools & Services - 0.9%
Agilent Technologies, Inc.	366,510	20,558
Genfit (a)	89,600	3,370
Illumina, Inc. (a)	688,535	110,104
Lonza Group AG	38,412	4,269
Thermo Fisher Scientific, Inc.	55,800	6,780
		145,081
Pharmaceuticals - 4.1%
AbbVie, Inc.	2,397,806	125,501
Achaogen, Inc. (a)	331,200	3,580
Actavis PLC (a)	845,755	181,211
Allergan, Inc.	278,273	46,154
GW Pharmaceuticals PLC ADR (a)(e)	265,666	22,475
Jazz Pharmaceuticals PLC (a)	11,500	1,607
Johnson & Johnson	188,500	18,867
Merck & Co., Inc.	588,603	33,397
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Pacira Pharmaceuticals, Inc. (a)	117,166	$ 10,779
Perrigo Co. PLC	135,440	20,377
Salix Pharmaceuticals Ltd. (a)	235,837	31,109
Shire PLC sponsored ADR	160,659	39,602
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,034,900	55,367
Valeant Pharmaceuticals International (Canada) (a)	824,300	96,639
		686,665
TOTAL HEALTH CARE		2,541,161
INDUSTRIALS - 9.1%
Aerospace & Defense - 1.8%
Honeywell International, Inc.	890,300	81,756
Precision Castparts Corp.	272,800	62,417
The Boeing Co.	983,626	118,507
United Technologies Corp.	277,900	29,221
		291,901
Air Freight & Logistics - 0.7%
C.H. Robinson Worldwide, Inc.	80,900	5,458
FedEx Corp.	233,678	34,323
Hub Group, Inc. Class A (a)	168,200	7,767
United Parcel Service, Inc. Class B	551,800	53,574
XPO Logistics, Inc. (a)(e)	524,500	16,202
		117,324
Airlines - 1.8%
American Airlines Group, Inc.	4,098,693	159,234
Azul-Linhas Aereas Brasileiras warrants (f)	165,571	0
Delta Air Lines, Inc.	1,778,500	66,623
Southwest Airlines Co.	421,502	11,920
Spirit Airlines, Inc. (a)	856,400	56,026
United Continental Holdings, Inc. (a)	167,700	7,780
		301,583
Building Products - 0.1%
A.O. Smith Corp.	274,454	12,817
Electrical Equipment - 0.7%
Acuity Brands, Inc.	145,800	15,640
Eaton Corp. PLC	684,100	46,464
Generac Holdings, Inc. (a)	187,701	8,146
SolarCity Corp. (a)(e)	410,032	29,330
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Electrical Equipment - continued
TCP International Holdings Ltd.	470,900	$ 4,069
Vestas Wind Systems A/S (a)	231,300	10,464
		114,113
Industrial Conglomerates - 0.8%
Danaher Corp.	1,876,700	138,651
Machinery - 1.4%
Caterpillar, Inc.	500,900	50,466
Cummins, Inc.	716,661	99,895
Ingersoll-Rand PLC	599,184	35,226
ITT Corp.	388,800	17,873
Manitowoc Co., Inc.	640,900	17,022
Navistar International Corp. (a)(e)	364,600	12,823
		233,305
Professional Services - 0.2%
Huron Consulting Group, Inc. (a)	194,520	11,757
Towers Watson & Co.	205,587	20,974
		32,731
Road & Rail - 1.4%
Avis Budget Group, Inc. (a)	260,463	14,635
Canadian Pacific Railway Ltd.	192,000	36,509
Hertz Global Holdings, Inc. (a)	1,182,296	33,364
J.B. Hunt Transport Services, Inc.	509,700	39,379
Landstar System, Inc.	76,700	5,072
Union Pacific Corp.	1,142,600	112,329
		241,288
Trading Companies & Distributors - 0.2%
United Rentals, Inc. (a)	257,800	27,301
TOTAL INDUSTRIALS		1,511,014
INFORMATION TECHNOLOGY - 33.0%
Communications Equipment - 2.0%
Arista Networks, Inc. (e)	112,200	7,419
Cisco Systems, Inc.	195,100	4,922
F5 Networks, Inc. (a)	237,906	26,786
Palo Alto Networks, Inc. (a)	345,746	27,957
QUALCOMM, Inc.	3,153,414	232,407
Riverbed Technology, Inc. (a)	1,434,841	25,684
		325,175
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - 0.3%
InvenSense, Inc. (a)(e)	1,264,980	$ 29,107
Samsung SDI Co. Ltd.	10,144	1,562
TE Connectivity Ltd.	360,812	22,331
		53,000
Internet Software & Services - 11.2%
Akamai Technologies, Inc. (a)	563,430	33,254
Baidu.com, Inc. sponsored ADR (a)	313,600	67,753
Cornerstone OnDemand, Inc. (a)	264,000	11,046
Dropbox, Inc. (a)(f)	1,003,814	19,174
Facebook, Inc. Class A (a)	5,456,001	396,378
Gogo, Inc. (a)(e)	821,400	13,315
Google, Inc.:
Class A (a)	827,454	479,551
Class C (a)	776,454	443,821
IAC/InterActiveCorp	592,300	39,803
INFO Edge India Ltd.	405,018	4,590
Just Dial Ltd. (a)	669,562	18,381
LinkedIn Corp. (a)	58,500	10,567
Naver Corp.	54,864	39,170
Rackspace Hosting, Inc. (a)	1,746,801	52,911
Tencent Holdings Ltd.	3,704,500	60,160
Twitter, Inc.	1,214,700	54,892
Wix.com Ltd. (a)	172,600	2,926
Xoom Corp. (a)	418,275	9,060
Xunlei Ltd. sponsored ADR (e)	88,400	1,062
Yahoo!, Inc. (a)	2,666,576	95,490
Zoopla Property Group PLC	1,328,700	5,653
		1,858,957
IT Services - 4.1%
Cognizant Technology Solutions Corp. Class A (a)	3,939,554	193,235
MasterCard, Inc. Class A	2,820,400	209,133
VeriFone Systems, Inc. (a)	991,400	33,222
Visa, Inc. Class A	1,127,999	238,019
		673,609
Semiconductors & Semiconductor Equipment - 4.1%
Broadcom Corp. Class A	680,000	26,017
Canadian Solar, Inc. (a)(e)	484,500	12,093
Cavium, Inc. (a)	882,401	41,164
Cree, Inc. (a)	698,453	32,988
Cypress Semiconductor Corp. (e)	3,118,484	31,528
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
eMemory Technology, Inc.	155,000	$ 1,405
First Solar, Inc. (a)	1,142,300	72,091
Freescale Semiconductor, Inc. (a)	1,654,654	33,126
GCL-Poly Energy Holdings Ltd. (a)	11,669,000	3,767
GT Advanced Technologies, Inc. (a)(e)	320,400	4,434
Integrated Device Technology, Inc. (a)	796,400	11,436
MediaTek, Inc.	491,000	7,580
Mellanox Technologies Ltd. (a)	138,000	5,748
Micron Technology, Inc. (a)	3,097,500	94,629
Monolithic Power Systems, Inc.	201,194	8,297
NVIDIA Corp.	1,196,370	20,936
NXP Semiconductors NV (a)	3,689,907	230,066
RF Micro Devices, Inc. (a)	1,054,300	11,766
Silicon Laboratories, Inc. (a)	94,053	3,831
SunEdison, Inc. (a)	846,845	16,937
SunPower Corp. (a)(e)	145,100	5,330
		675,169
Software - 4.2%
Activision Blizzard, Inc.	4,452,900	99,656
Adobe Systems, Inc. (a)	924,250	63,875
CommVault Systems, Inc. (a)	21,788	1,046
Concur Technologies, Inc. (a)	60,600	5,633
Electronic Arts, Inc. (a)	612,486	20,580
Fortinet, Inc. (a)	568,596	13,959
Imperva, Inc. (a)	129,076	2,862
Intuit, Inc.	122,800	10,066
Microsoft Corp.	5,376,644	232,056
Red Hat, Inc. (a)	212,400	12,345
salesforce.com, Inc. (a)	4,125,869	223,828
Zynga, Inc. (a)	2,267,483	6,621
		692,527
Technology Hardware, Storage & Peripherals - 7.1%
Apple, Inc.	11,237,609	1,073,976
BlackBerry Ltd. (a)	4,993,900	46,593
Cray, Inc. (a)	60,000	1,591
Hewlett-Packard Co.	1,059,400	37,725
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Technology Hardware, Storage & Peripherals - continued
NCR Corp. (a)	716,126	$ 22,164
Nimble Storage, Inc.	119,706	3,098
		1,185,147
TOTAL INFORMATION TECHNOLOGY		5,463,584
MATERIALS - 2.0%
Chemicals - 1.9%
Cabot Corp.	319,799	16,754
Celanese Corp. Class A	251,250	14,625
Eastman Chemical Co.	751,300	59,187
Huntsman Corp.	675,161	17,588
Intrepid Potash, Inc. (a)(e)	515,965	7,641
LyondellBasell Industries NV Class A	167,425	17,789
Monsanto Co.	1,154,300	130,540
Orion Engineered Carbons SA (a)	195,700	3,327
Potash Corp. of Saskatchewan, Inc. (e)	433,661	15,396
The Mosaic Co.	315,219	14,535
Westlake Chemical Corp.	154,900	13,537
		310,919
Construction Materials - 0.1%
CaesarStone Sdot-Yam Ltd.	221,500	9,604
Metals & Mining - 0.0%
Freeport-McMoRan Copper & Gold, Inc.	226,200	8,419
TOTAL MATERIALS		328,942
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.0%
Jazztel PLC (a)	573,300	7,731
Wireless Telecommunication Services - 0.2%
Bharti Infratel Ltd. (a)	3,161,156	13,351
RingCentral, Inc.	140,250	2,094
T-Mobile U.S., Inc. (a)	305,909	10,077
		25,522
TOTAL TELECOMMUNICATION SERVICES		33,253
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
Abengoa Yield PLC	83,100	$ 3,007
NextEra Energy Partners LP	229,100	7,799
		10,806
Independent Power Producers & Energy Traders - 0.0%
Dynegy, Inc. (a)	390,232	10,361
TOTAL UTILITIES		21,167
TOTAL COMMON STOCKS (Cost $11,209,369)		16,462,126
Convertible Preferred Stocks - 0.6%

CONSUMER DISCRETIONARY - 0.1%
Leisure Products - 0.1%
NJOY, Inc.:
Series C (a)(f)	607,766	10,287
Series D (f)	149,114	2,524
		12,811
INDUSTRIALS - 0.0%
Airlines - 0.0%
Azul-Linhas Aereas Brasileiras Series B (f)	165,571	7,298
INFORMATION TECHNOLOGY - 0.5%
Internet Software & Services - 0.5%
New Relic, Inc. Series F (f)	152,912	4,127
Uber Technologies, Inc. 8.00% (f)	1,289,237	80,000
		84,127
Software - 0.0%
Cloudera, Inc. Series F (f)	186,078	2,910
TOTAL INFORMATION TECHNOLOGY		87,037
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $101,593)		107,146
Money Market Funds - 1.2%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.11% (b)	9,495,233	$ 9,495
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	185,310,929	185,311
TOTAL MONEY MARKET FUNDS (Cost $194,806)		194,806
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $11,505,768)		16,764,078
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(182,107)
NET ASSETS - 100%		$ 16,581,971
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Affiliated company
(e) Security or a portion of the security is on loan at period end.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $146,262,000 or 0.9% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Azul-Linhas Aereas Brasileiras Series B	12/24/13	$ 7,023
Azul-Linhas Aereas Brasileiras warrants	12/24/13	$ 0
Cloudera, Inc. Series F	2/5/14	$ 2,709
Dropbox, Inc.	5/2/12	$ 9,084
New Relic, Inc. Series F	4/17/14	$ 4,424
NJOY, Inc.	9/11/13	$ 9,520
NJOY, Inc. Series C	6/7/13	$ 4,913
Security	Acquisition Date	Acquisition Cost (000s)
NJOY, Inc. Series D	2/14/14	$ 2,524
Uber Technologies, Inc. 8.00%	6/6/14	$ 80,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 24
Fidelity Securities Lending Cash Central Fund	1,908
Total	$ 1,932
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Parsvnath Developers Ltd.	$ 10,232	$ -	$ -	$ -	$ 9,495
Other Information

The following is a summary of the inputs used, as of July 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 3,502,974	$ 3,466,890	$ 3,331	$ 32,753
Consumer Staples	1,482,350	1,482,350	-	-
Energy	821,701	815,440	6,261	-
Financials	768,791	731,232	37,559	-
Health Care	2,541,161	2,525,553	15,608	-
Industrials	1,518,312	1,511,014	-	7,298
Information Technology	5,550,621	5,307,795	136,615	106,211
Materials	328,942	328,942	-	-
Telecommunication Services	33,253	19,902	13,351	-
Utilities	21,167	21,167	-	-
Money Market Funds	194,806	194,806	-	-
Total Investments in Securities:	$ 16,764,078	$ 16,405,091	$ 212,725	$ 146,262
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	89.2%
Ireland	1.9%
Canada	1.9%
Cayman Islands	1.5%
Netherlands	1.5%
Others (Individually Less Than 1%)	4.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2014

Assets
Investment in securities, at value (including securities loaned of $175,711) - See accompanying schedule: Unaffiliated issuers (cost $11,280,111)	$ 16,559,777
Fidelity Central Funds (cost $194,806)	194,806
Other affiliated issuers (cost $30,851)	9,495
Total Investments (cost $11,505,768)		$ 16,764,078
Cash		443
Foreign currency held at value (cost $2,445)		2,445
Receivable for investments sold		113,939
Receivable for fund shares sold		19,313
Dividends receivable		6,394
Distributions receivable from Fidelity Central Funds		248
Receivable from investment adviser for expense reductions		7
Other receivables		820
Total assets		16,907,687

Liabilities
Payable for investments purchased	$ 107,464
Payable for fund shares redeemed	20,068
Accrued management fee	8,550
Other affiliated payables	2,007
Other payables and accrued expenses	2,316
Collateral on securities loaned, at value	185,311
Total liabilities		325,716

Net Assets		$ 16,581,971
Net Assets consist of:
Paid in capital		$ 10,478,889
Undistributed net investment income		17,541
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		828,668
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,256,873
Net Assets		$ 16,581,971

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2014

Blue Chip Growth: Net Asset Value, offering price and redemption price per share ($11,969,523 ÷ 179,406 shares)	$ 66.72

Class K: Net Asset Value, offering price and redemption price per share ($4,612,448 ÷ 69,033 shares)	$ 66.82

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2014

Investment Income
Dividends		$ 176,722
Income from Fidelity Central Funds		1,932
Total income		178,654

Expenses
Management fee Basic fee	$ 95,242
Performance adjustment	11,359
Transfer agent fees	22,396
Accounting and security lending fees	1,655
Custodian fees and expenses	403
Independent trustees' compensation	75
Appreciation in deferred trustee compensation account	1
Registration fees	157
Audit	97
Legal	65
Interest	6
Miscellaneous	163
Total expenses before reductions	131,619
Expense reductions	(481)	131,138
Net investment income (loss)		47,516
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,380,300
Redemption in-kind with affiliated entities	3,310,457
Foreign currency transactions	(452)
Total net realized gain (loss)		4,690,305
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,368,324)
Assets and liabilities in foreign currencies	47
Total change in net unrealized appreciation (depreciation)		(1,368,277)
Net gain (loss)		3,322,028
Net increase (decrease) in net assets resulting from operations		$ 3,369,544

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2014	Year ended July 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 47,516	$ 139,090
Net realized gain (loss)	4,690,305	1,392,019
Change in net unrealized appreciation (depreciation)	(1,368,277)	2,900,667
Net increase (decrease) in net assets resulting from operations	3,369,544	4,431,776
Distributions to shareholders from net investment income	(80,757)	(85,342)
Distributions to shareholders from net realized gain	(1,378,625)	(230,904)
Total distributions	(1,459,382)	(316,246)
Share transactions - net increase (decrease)	(5,511,393)	1,247,958
Total increase (decrease) in net assets	(3,601,231)	5,363,488

Net Assets
Beginning of period	20,183,202	14,819,714
End of period (including undistributed net investment income of $17,541 and undistributed net investment income of $56,036, respectively)	$ 16,581,971	$ 20,183,202

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Blue Chip Growth

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 59.65	$ 47.38	$ 48.17	$ 37.63	$ 31.97
Income from Investment Operations
Net investment income (loss) B	.15	.39	.10	(.03)	.04
Net realized and unrealized gain (loss)	11.63	12.79	.75	10.61	5.80
Total from investment operations	11.78	13.18	.85	10.58	5.84
Distributions from net investment income	(.24)	(.23)	(.04)	.00 E, G	(.18)
Distributions from net realized gain	(4.47)	(.68)	(1.60)	(.04) E	-
Total distributions	(4.71)	(.91)	(1.64)	(.04)	(.18)
Net asset value, end of period	$ 66.72	$ 59.65	$ 47.38	$ 48.17	$ 37.63
Total ReturnA	21.07%	28.25%	2.27%	28.12%	18.29%
Ratios to Average Net Assets C, F
Expenses before reductions	.80%	.76%	.90%	.94%	.94%
Expenses net of fee waivers, if any	.80%	.76%	.90%	.94%	.94%
Expenses net of all reductions	.80%	.74%	.89%	.92%	.93%
Net investment income (loss)	.23%	.75%	.21%	(.06)%	.10%
Supplemental Data
Net assets, end of period (in millions)	$ 11,970	$ 12,927	$ 10,595	$ 12,024	$ 10,295
Portfolio turnover rateD	57% H	75%	95%	132%	135%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 59.74	$ 47.46	$ 48.21	$ 37.66	$ 32.01
Income from Investment Operations
Net investment income (loss) B	.23	.47	.17	.05	.11
Net realized and unrealized gain (loss)	11.64	12.79	.75	10.62	5.79
Total from investment operations	11.87	13.26	.92	10.67	5.90
Distributions from net investment income	(.33)	(.30)	(.08)	(.05) E	(.25)
Distributions from net realized gain	(4.47)	(.68)	(1.60)	(.07) E	-
Total distributions	(4.79)I	(.98)	(1.67) H	(.12)	(.25)
Net asset value, end of period	$ 66.82	$ 59.74	$ 47.46	$ 48.21	$ 37.66
Total ReturnA	21.23%	28.42%	2.43%	28.37%	18.48%
Ratios to Average Net Assets C, F
Expenses before reductions	.68%	.61%	.74%	.77%	.75%
Expenses net of fee waivers, if any	.68%	.61%	.74%	.77%	.75%
Expenses net of all reductions	.67%	.60%	.73%	.76%	.74%
Net investment income (loss)	.36%	.89%	.37%	.11%	.30%
Supplemental Data
Net assets, end of period (in millions)	$ 4,612	$ 3,506	$ 2,467	$ 1,455	$ 932
Portfolio turnover rateD	57%G	75%	95%	132%	135%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Portfolio turnover rate excludes securities received or delivered in-kind.

H Total distributions of $1.67 per share is comprised of distributions from net investment income of $.076 and distributions from net realized gain of $1.598 per share.

I Total distributions of $4.79 per share is comprised of distributions from net investment income of $.325 and distributions from net realized gain of $4.466 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2014

(Amounts in thousands except percentages)

1. Organization.

Fidelity Blue Chip Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Blue Chip Growth and Class K shares, each of which has equal rights as to assets and voting privileges. The Fund offered Class F shares during the period June 26, 2009 through November 19, 2013, and all outstanding shares were redeemed by November 19, 2013. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, redemptions in kind, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 5,476,623
Gross unrealized depreciation	(245,385)
Net unrealized appreciation (depreciation) on securities	$ 5,231,238

Tax Cost	$ 11,532,840

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 80,477
Undistributed long-term capital gain	$ 793,526
Net unrealized appreciation (depreciation) on securities and other investments	$ 5,231,281

The tax character of distributions paid was as follows:

	July 31, 2014	July 31, 2013
Ordinary Income	$ 155,664	$ 85,342
Long-term Capital Gains	1,303,718	230,904
Total	$ 1,459,382	$ 316,246

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $10,440,292 and $10,009,929, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Blue Chip Growth as compared to its benchmark index, the Russell 1000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .62% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Blue Chip Growth. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Blue Chip Growth	$ 20,474.17
Class K	1,922.05
	$ 22,396

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $93 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 18,386.32%		$ 6

Redemptions In-Kind. During the period, 120,385 shares of the Fund held by affiliated entities were redeemed for investments with a value of $7,325,217. The net realized gain of $3,310,457 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $390.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $30 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $699. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,908, including $50 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $290 for the period.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $191.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2014 A	2013
From net investment income
Blue Chip Growth	$ 47,730	$ 51,844
Class K	19,791	16,348
Class F	13,236	17,150
Total	$ 80,757	$ 85,342

Annual Report

9. Distributions to Shareholders - continued

Years ended July 31,	2014 A	2013
From net realized gain
Blue Chip Growth	$ 908,543	$ 155,106
Class K	269,912	36,829
Class F	200,170	38,969
Total	$ 1,378,625	$ 230,904

A All Class F shares were redeemed on November 19, 2013.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2014 A	2013	2014 A	2013
Blue Chip Growth
Shares sold	30,779	41,304 C	$ 1,939,078	$ 2,121,491 C
Reinvestment of distributions	16,131	4,171	933,288	202,506
Shares redeemed	(84,222) B	(52,364)	(5,182,185) B	(2,708,546)
Net increase (decrease)	(37,312)	(6,889)	$ (2,309,819)	$ (384,549)
Class K
Shares sold	17,861	17,299	$ 1,132,520	$ 899,333
Reinvestment of distributions	4,984	1,092	289,703	53,178
Shares redeemed	(12,491)	(11,703)	(788,832)	(608,221)
Net increase (decrease)	10,354	6,688	$ 633,391	$ 344,290
Class F
Shares sold	3,759	28,168 C	$ 226,491	$ 1,424,726 C
Reinvestment of distributions	3,740	1,153	213,405	56,119
Shares redeemed	(70,205) B	(3,595)	(4,274,861) B	(192,628)
Net increase (decrease)	(62,706)	25,726	$ (3,834,965)	$ 1,288,217

A All Class F shares were redeemed on November 19, 2013.

B Amount includes in-kind redemptions (see note 5: Redemptions In-Kind).

C Amount includes in-kind exchanges.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Blue Chip Growth Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Blue Chip Growth Fund as of July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 15, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 173 funds. Mr. Curvey oversees 397 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statements of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), a Director of FMR Co., Inc. (2007-2014) and was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Blue Chip Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities; and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class K	09/08/14	09/05/14	$0.107	$3.421

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2014, $1,099,559,018, or, if subsequently determined to be different, the net capital gain of such year.

Class K designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Blue Chip Growth Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Blue Chip Growth Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

Furthermore, the Board considered that shareholders approved a prospective change in the index used to calculate the fund's performance adjustment beginning June 1, 2006. The Board also considered that, because the performance adjustment is based on a rolling 36- month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to June 1, 2006 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustment for 2009 shown in the chart above reflects the effect of using the blended index return to calculate the fund's performance adjustment.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

BCF-K-UANN-0914
1.863112.105

Fidelity®

Blue Chip Value

Fund

Annual Report

July 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past 6 months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2014	Past 1 year	Past 5 years	Past 10 years
Fidelity® Blue Chip Value Fund	14.99%	12.92%	5.59%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Value Fund on July 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12-months ending July 31, 2014, supported by corporate profits and continued low interest rates. The S&P 500® Index rose 16.94%, reaching an all-time high near period end. The technology-heavy Nasdaq Composite Index® gained 22.00%. The Russell 2000® Index returned 8.56%, reflecting the relatively lackluster performance of small-cap stocks. Information technology (+28%) was the top-performing sector within the S&P 500®, driven by strong semiconductor and computer hardware sales. Materials (+23%) gained amid higher prices for many commodity products. Health care (+21%) rose, driven by gains in pharmaceuticals, biotechnology & life sciences companies. Energy stocks (+19%) advanced in the latter part of the period amid healthy U.S. output and the threat of supply disruptions in Iraq. Conversely, most defensive sectors, including consumer staples, utilities and telecommunication services, lagged the broader market. Volatility remained tame throughout most of the period, with markets supported by declining unemployment, near-record profit margins for companies, muted cost inflation and fairly low corporate debt levels. Geopolitical tension remained a concern at period end, with conflict in Ukraine and strained relations between Russia and the West posing a potential threat to global growth.

Comments from Michael Chren, Portfolio Manager of Fidelity® Blue Chip Value Fund: For the year ending July 31, 2014, the fund gained 14.99%, modestly trailing the benchmark Russell 1000® Value Index, which advanced 15.47%. The fund's average cash stake of roughly 5% was detrimental amid strong gains for global stocks. Security selection in the materials sector also hurt results, especially my position in gold producer Newmont Mining, which struggled as gold prices fell. Roughly midway through the period, I sold the fund's position in search of other opportunities. The fund's non-index position in software and services provider Comverse also detracted from performance. When the company reported weaker-than-expected revenue in April 2014, investors quickly exited the stock, though I took advantage of the lower price to increase the fund's position. On the positive side, security selection in telecommunication services added value, especially Level 3 Communications. As the integrated network communications company's shares approached my target price, I scaled back the fund's position. Stock picking in consumer discretionary also was helpful, particularly Apollo Education Group, a for-profit education provider. When the stock came relatively close to my target price, I sold the fund's stake in the first quarter of 2014.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 to July 31, 2014).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period* February 1, 2014 to July 31, 2014
Actual	.67%	$ 1,000.00	$ 1,086.40	$ 3.47
HypotheticalA		$ 1,000.00	$ 1,021.47	$ 3.36

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	4.7	4.3
General Electric Co.	4.5	4.4
Pfizer, Inc.	3.9	4.0
Merck & Co., Inc.	3.1	3.9
JPMorgan Chase & Co.	2.7	3.0
Citigroup, Inc.	2.7	2.9
Johnson & Johnson	2.6	0.0
Anadarko Petroleum Corp.	2.3	0.4
Verint Systems, Inc.	2.0	1.1
Comverse, Inc.	2.0	1.4
	30.5
Top Five Market Sectors as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.6	26.4
Health Care	14.0	12.6
Information Technology	13.0	14.7
Energy	13.0	11.6
Industrials	7.3	7.6
Asset Allocation (% of fund's net assets)
As of July 31, 2014*		As of January 31, 2014**
	Stocks 95.1%		Stocks and Equity Futures 94.3%
	Short-Term Investments and Net Other Assets (Liabilities) 4.9%		Short-Term Investments and Net Other Assets (Liabilities) 5.7%
* Foreign investments	4.4%	** Foreign investments	1.1%

Annual Report

Investments July 31, 2014

Showing Percentage of Net Assets

Common Stocks - 95.1%
	Shares	Value
CONSUMER DISCRETIONARY - 6.1%
Auto Components - 1.1%
Johnson Controls, Inc.	79,014	$ 3,732,621
Automobiles - 2.0%
Ford Motor Co.	174,879	2,976,441
General Motors Co.	110,851	3,748,981
		6,725,422
Diversified Consumer Services - 0.3%
DeVry, Inc.	24,272	970,152
Media - 1.3%
Time Warner Cable, Inc.	14,700	2,132,970
Time Warner, Inc.	25,400	2,108,708
		4,241,678
Specialty Retail - 1.4%
Foot Locker, Inc.	31,700	1,506,701
Gap, Inc.	33,300	1,335,663
Office Depot, Inc. (a)	339,400	1,700,394
		4,542,758
TOTAL CONSUMER DISCRETIONARY		20,212,631
CONSUMER STAPLES - 6.2%
Beverages - 0.4%
PepsiCo, Inc.	15,136	1,333,482
Food & Staples Retailing - 1.9%
CVS Caremark Corp.	29,782	2,274,154
Wal-Mart Stores, Inc.	52,543	3,866,114
		6,140,268
Food Products - 2.0%
Dean Foods Co.	99,400	1,522,808
Kraft Foods Group, Inc.	54,194	2,903,985
Mondelez International, Inc.	60,906	2,192,616
		6,619,409
Household Products - 1.9%
Procter & Gamble Co.	81,804	6,325,085
TOTAL CONSUMER STAPLES		20,418,244
ENERGY - 13.0%
Energy Equipment & Services - 1.8%
National Oilwell Varco, Inc.	16,300	1,320,952
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
Schlumberger Ltd.	21,500	$ 2,330,385
Weatherford International Ltd. (a)	108,611	2,429,628
		6,080,965
Oil, Gas & Consumable Fuels - 11.2%
Anadarko Petroleum Corp.	70,800	7,564,980
Apache Corp.	49,875	5,120,168
Chevron Corp.	20,735	2,679,791
Exxon Mobil Corp.	155,230	15,358,451
Occidental Petroleum Corp.	62,322	6,089,483
		36,812,873
TOTAL ENERGY		42,893,838
FINANCIALS - 26.6%
Banks - 12.6%
Bank of America Corp.	290,735	4,433,709
Citigroup, Inc.	179,387	8,773,818
Fifth Third Bancorp	211,900	4,339,712
JPMorgan Chase & Co.	154,516	8,910,938
KeyCorp	325,635	4,409,098
U.S. Bancorp	68,297	2,870,523
Wells Fargo & Co.	122,798	6,250,418
Zions Bancorporation	60,580	1,745,916
		41,734,132
Capital Markets - 4.9%
Ares Capital Corp.	181,403	3,031,244
Bank of New York Mellon Corp.	20,600	804,224
E*TRADE Financial Corp. (a)	157,345	3,307,392
Goldman Sachs Group, Inc.	15,487	2,677,238
Raymond James Financial, Inc.	56,181	2,862,422
State Street Corp.	48,004	3,381,402
		16,063,922
Consumer Finance - 2.0%
Capital One Financial Corp.	61,733	4,910,243
Springleaf Holdings, Inc. (d)	60,700	1,589,126
		6,499,369
Diversified Financial Services - 0.4%
IntercontinentalExchange Group, Inc.	6,300	1,210,986
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - 4.1%
AFLAC, Inc.	70,200	$ 4,193,748
Allstate Corp.	31,900	1,864,555
American International Group, Inc.	51,275	2,665,275
FNF Group	90,455	2,452,235
MetLife, Inc.	30,400	1,599,040
The Chubb Corp.	9,616	833,803
		13,608,656
Real Estate Investment Trusts - 2.6%
CBL & Associates Properties, Inc.	125,900	2,354,330
Senior Housing Properties Trust (SBI)	80,400	1,837,944
Washington Prime Group, Inc. (a)	230,300	4,350,367
		8,542,641
TOTAL FINANCIALS		87,659,706
HEALTH CARE - 14.0%
Health Care Equipment & Supplies - 0.4%
Boston Scientific Corp. (a)	92,300	1,179,594
Health Care Providers & Services - 1.4%
HCA Holdings, Inc. (a)	15,491	1,011,717
Humana, Inc.	31,000	3,647,150
		4,658,867
Life Sciences Tools & Services - 0.6%
Agilent Technologies, Inc.	35,600	1,996,804
Pharmaceuticals - 11.6%
AbbVie, Inc.	17,000	889,780
Johnson & Johnson	87,100	8,717,839
Merck & Co., Inc.	178,932	10,152,602
Pfizer, Inc.	443,601	12,731,349
Teva Pharmaceutical Industries Ltd. sponsored ADR	54,900	2,937,150
Zoetis, Inc. Class A	85,432	2,811,567
		38,240,287
TOTAL HEALTH CARE		46,075,552
INDUSTRIALS - 7.3%
Air Freight & Logistics - 1.3%
FedEx Corp.	28,000	4,112,640
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Construction & Engineering - 0.5%
URS Corp.	29,765	$ 1,704,642
Industrial Conglomerates - 4.5%
General Electric Co.	590,873	14,860,456
Machinery - 0.3%
Caterpillar, Inc.	11,265	1,134,949
Road & Rail - 0.7%
Hertz Global Holdings, Inc. (a)	81,700	2,305,574
TOTAL INDUSTRIALS		24,118,261
INFORMATION TECHNOLOGY - 13.0%
Communications Equipment - 1.5%
Cisco Systems, Inc.	131,185	3,309,798
Juniper Networks, Inc.	73,400	1,727,836
		5,037,634
Internet Software & Services - 0.3%
Yahoo!, Inc. (a)	30,800	1,102,948
IT Services - 1.4%
EVERTEC, Inc.	128,500	2,873,260
Xerox Corp.	117,519	1,558,302
		4,431,562
Semiconductors & Semiconductor Equipment - 1.7%
Intel Corp.	167,315	5,670,305
Software - 7.6%
Activision Blizzard, Inc.	228,046	5,103,669
Citrix Systems, Inc. (a)	50,100	3,393,273
Comverse, Inc. (a)	252,348	6,480,297
Symantec Corp.	155,455	3,678,065
Verint Systems, Inc. (a)	138,337	6,493,539
		25,148,843
Technology Hardware, Storage & Peripherals - 0.5%
Hewlett-Packard Co.	46,867	1,668,934
TOTAL INFORMATION TECHNOLOGY		43,060,226
MATERIALS - 3.8%
Chemicals - 0.3%
Axiall Corp.	11,100	475,413
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
The Dow Chemical Co.	4,992	$ 254,941
Tronox Ltd. Class A	6,300	167,202
		897,556
Containers & Packaging - 0.7%
Crown Holdings, Inc. (a)	47,612	2,216,339
Metals & Mining - 2.8%
Agnico Eagle Mines Ltd. (Canada)	96,700	3,595,376
Freeport-McMoRan Copper & Gold, Inc.	153,745	5,722,389
		9,317,765
TOTAL MATERIALS		12,431,660
TELECOMMUNICATION SERVICES - 2.6%
Diversified Telecommunication Services - 2.0%
AT&T, Inc.	144,077	5,127,700
Level 3 Communications, Inc. (a)	32,262	1,418,883
		6,546,583
Wireless Telecommunication Services - 0.6%
T-Mobile U.S., Inc. (a)	59,791	1,969,516
TOTAL TELECOMMUNICATION SERVICES		8,516,099
UTILITIES - 2.5%
Electric Utilities - 2.1%
Exelon Corp.	177,000	5,501,160
FirstEnergy Corp.	28,600	892,606
PPL Corp.	20,600	679,594
		7,073,360
Independent Power Producers & Energy Traders - 0.4%
Calpine Corp. (a)	51,600	1,137,264
TOTAL UTILITIES		8,210,624
TOTAL COMMON STOCKS (Cost $296,312,551)		313,596,841
U.S. Treasury Obligations - 0.0%
	Principal Amount	Value
U.S. Treasury Bills, yield at date of purchase 0.02% 9/25/14 (Cost $149,995)	$ 150,000	$ 149,998
Money Market Funds - 5.1%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	16,080,806	16,080,806
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	770,000	770,000
TOTAL MONEY MARKET FUNDS (Cost $16,850,806)		16,850,806
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $313,313,352)		330,597,645
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(771,677)
NET ASSETS - 100%		$ 329,825,968
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 25,799
Fidelity Securities Lending Cash Central Fund	3,555
Total	$ 29,354
Other Information

The following is a summary of the inputs used, as of July 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 20,212,631	$ 20,212,631	$ -	$ -
Consumer Staples	20,418,244	20,418,244	-	-
Energy	42,893,838	42,893,838	-	-
Financials	87,659,706	87,659,706	-	-
Health Care	46,075,552	46,075,552	-	-
Industrials	24,118,261	24,118,261	-	-
Information Technology	43,060,226	43,060,226	-	-
Materials	12,431,660	12,431,660	-	-
Telecommunication Services	8,516,099	8,516,099	-	-
Utilities	8,210,624	8,210,624	-	-
U.S. Government and Government Agency Obligations	149,998	-	149,998	-
Money Market Funds	16,850,806	16,850,806	-	-
Total Investments in Securities:	$ 330,597,645	$ 330,447,647	$ 149,998	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2014

Assets
Investment in securities, at value (including securities loaned of $733,040) - See accompanying schedule: Unaffiliated issuers (cost $296,462,546)	$ 313,746,839
Fidelity Central Funds (cost $16,850,806)	16,850,806
Total Investments (cost $313,313,352)		$ 330,597,645
Receivable for investments sold		4,057,915
Receivable for fund shares sold		429,128
Dividends receivable		423,864
Distributions receivable from Fidelity Central Funds		1,924
Receivable from investment adviser for expense reductions		255
Other receivables		367,936
Total assets		335,878,667

Liabilities
Payable for investments purchased	$ 4,402,906
Payable for fund shares redeemed	638,668
Accrued management fee	110,174
Other affiliated payables	79,911
Other payables and accrued expenses	51,040
Collateral on securities loaned, at value	770,000
Total liabilities		6,052,699

Net Assets		$ 329,825,968
Net Assets consist of:
Paid in capital		$ 412,355,197
Undistributed net investment income		2,682,966
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(102,496,473)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		17,284,278
Net Assets, for 21,669,899 shares outstanding		$ 329,825,968
Net Asset Value, offering price and redemption price per share ($329,825,968 ÷ 21,669,899 shares)		$ 15.22

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2014

Investment Income
Dividends		$ 6,662,222
Interest		83
Income from Fidelity Central Funds		29,354
Total income		6,691,659

Expenses
Management fee Basic fee	$ 1,899,113
Performance adjustment	(647,159)
Transfer agent fees	782,426
Accounting and security lending fees	134,414
Custodian fees and expenses	22,396
Independent trustees' compensation	1,389
Registration fees	26,063
Audit	56,714
Legal	1,406
Miscellaneous	2,432
Total expenses before reductions	2,279,194
Expense reductions	(9,687)	2,269,507
Net investment income (loss)		4,422,152
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	40,420,523
Redemption in-kind with affiliated entities	6,806,604
Foreign currency transactions	880
Futures contracts	2,036,529
Total net realized gain (loss)		49,264,536
Change in net unrealized appreciation (depreciation) on: Investment securities	(4,025,518)
Assets and liabilities in foreign currencies	(13)
Total change in net unrealized appreciation (depreciation)		(4,025,531)
Net gain (loss)		45,239,005
Net increase (decrease) in net assets resulting from operations		$ 49,661,157

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2014	Year ended July 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,422,152	$ 4,052,295
Net realized gain (loss)	49,264,536	24,688,456
Change in net unrealized appreciation (depreciation)	(4,025,531)	44,945,456
Net increase (decrease) in net assets resulting from operations	49,661,157	73,686,207
Distributions to shareholders from net investment income	(2,139,474)	(6,479,162)
Share transactions Proceeds from sales of shares	137,673,635	49,942,277
Reinvestment of distributions	2,081,150	6,279,261
Cost of shares redeemed	(139,310,785)	(79,700,390)
Net increase (decrease) in net assets resulting from share transactions	444,000	(23,478,852)
Total increase (decrease) in net assets	47,965,683	43,728,193

Net Assets
Beginning of period	281,860,285	238,132,092
End of period (including undistributed net investment income of $2,682,966 and undistributed net investment income of $459,935, respectively)	$ 329,825,968	$ 281,860,285
Other Information Shares
Sold	9,827,800	4,200,000
Issued in reinvestment of distributions	150,333	585,069
Redeemed	(9,464,241)	(6,830,380)
Net increase (decrease)	513,892	(2,045,311)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.32	$ 10.26	$ 10.86	$ 9.82	$ 8.95
Income from Investment Operations
Net investment income (loss) B	.18	.18	.18	.14	.10
Net realized and unrealized gain (loss)	1.81	3.17	(.62)	1.04	.90
Total from investment operations	1.99	3.35	(.44)	1.18	1.00
Distributions from net investment income	(.09)	(.29)	(.16)	(.14)	(.13)
Distributions from net realized gain	-	-	-	(.01)	-
Total distributions	(.09)	(.29)	(.16)	(.14) F	(.13)
Net asset value, end of period	$ 15.22	$ 13.32	$ 10.26	$ 10.86	$ 9.82
Total ReturnA	14.99%	33.33%	(3.95)%	12.14%	11.20%
Ratios to Average Net AssetsC, E
Expenses before reductions	.66%	.64%	.77%	.75%	.87%
Expenses net of fee waivers, if any	.66%	.64%	.77%	.75%	.87%
Expenses net of all reductions	.66%	.62%	.76%	.74%	.86%
Net investment income (loss)	1.28%	1.58%	1.76%	1.31%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 329,826	$ 281,860	$ 238,132	$ 433,047	$ 324,913
Portfolio turnover rateD	102% G	88%	102%	141%	59%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F Total distributions of $.14 per share is comprised of distributions from net investment income of $.135 and distributions from net realized gain of $.005 per share.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2014

1. Organization.

Fidelity Blue Chip Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2014 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to in-kind transactions, futures contracts, foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 26,413,395
Gross unrealized depreciation	(14,616,673)
Net unrealized appreciation (depreciation) on securities	$ 11,796,722

Tax Cost	$ 318,800,923

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,682,966
Capital loss carryforward	$ (97,008,902)
Net unrealized appreciation (depreciation) on securities and other investments	$ 11,796,707

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (41,508,774)
2018	(55,500,128)
Total capital loss carryforward	$ (97,008,902)

The tax character of distributions paid was as follows:

	July 31, 2014	July 31, 2013
Ordinary Income	$ 2,139,474	$ 6,479,162

Annual Report

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Futures Contracts - continued

the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $2,036,529 related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $368,255,871 and $322,094,618, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the Russell 1000® Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .36% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .23% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $20,737 for the period.

Redemptions In-Kind. During the period, 2,660,518 shares of the Fund held by affiliated entities were redeemed in kind for cash and investments, with a value of $41,211,423. The net realized gain of $6,806,604 on securities delivered through the in-kind redemption is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $576 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $3,555. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $5,868 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $26.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $3,793.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Blue Chip Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Blue Chip Value Fund (a fund of Fidelity Securities Fund) at July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Blue Chip Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 12, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 173 funds. Mr. Curvey oversees 397 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), a Director of FMR Co., Inc. (2007-2014) and was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Blue Chip Value Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Blue Chip Value Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Annual Report

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the fund's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

The Fidelity Telephone Connection

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and Account Assistance 1-800-544-6666

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www.fidelity.com

BCV-UANN-0914
1.789709.111

Fidelity®

Blue Chip Growth

Fund

Annual Report

July 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2014	Past 1 year	Past 5 years	Past 10 years
Fidelity® Blue Chip Growth Fund	21.07%	19.20%	9.14%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Growth Fund, a class of the fund, on July 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12-month period ending July 31, 2014, supported by corporate profits and continued low interest rates. The S&P 500® Index rose 16.94%, reaching an all-time high near period end. The technology-heavy Nasdaq Composite Index® gained 22.00%. The Russell 2000® Index returned 8.56%, reflecting the relatively lackluster performance of small-cap stocks. Information technology (+28%) was the top-performing sector within the S&P 500®, driven by strong semiconductor and computer hardware sales. Materials (+23%) gained amid higher prices for many commodity products. Health care (+21%) rose, driven by gains in pharmaceuticals, biotechnology & life sciences companies. Energy stocks (+19%) advanced in the latter part of the period amid healthy U.S. output and the threat of supply disruptions in Iraq. Conversely, most defensive sectors, including consumer staples, utilities and telecommunication services, lagged the broader market. Volatility remained tame throughout most of the period, with markets supported by declining unemployment, near-record profit margins for companies, muted cost inflation and fairly low corporate debt levels. Geopolitical tension remained a concern at period end, with conflict in Ukraine and strained relations between Russia and the West posing a potential threat to global growth.

Comments from Sonu Kalra, Portfolio Manager of Fidelity® Blue Chip Growth Fund: For the year, the fund's Retail Class shares advanced 21.07%, outpacing the 18.69% gain of the Russell 1000® Growth Index. Security selection in the software & services industry helped the most, including social networking firm Facebook, our largest position, on average, and the fund's largest relative contributor. Strong revenue from its mobile advertising business helped Facebook produce much better-than-expected first- and second-quarter 2014 earnings and sales results, lifting its stock. Notably, Facebook's increasing popularity among consumers, including its website and mobile application, boosted its share of advertising dollars. I continued to believe in the company's growth potential due to its massive reach and its ability to target ads to very specific consumers. Conversely, not owning enough of software and index giant Microsoft hurt results. Shares began to rally just before the start of the period after the firm reported sales greater than analysts' estimates. The stock was further driven by an improved macroeconomic environment and a stabilizing market for personal computers. The company also appointed a new CEO in February, a move that prompted us to add to our position in the stock, even though Microsoft remained an underweighting at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 to July 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period* February 1, 2014 to July 31, 2014
Blue Chip Growth	.80%
Actual		$ 1,000.00	$ 1,069.20	$ 4.10
HypotheticalA		$ 1,000.00	$ 1,020.83	$ 4.01
Class K	.68%
Actual		$ 1,000.00	$ 1,070.00	$ 3.49
HypotheticalA		$ 1,000.00	$ 1,021.42	$ 3.41

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	6.5	3.7
Google, Inc. Class A	2.9	6.0
Gilead Sciences, Inc.	2.7	3.1
Google, Inc. Class C	2.7	0.0
Facebook, Inc. Class A	2.4	2.8
Amazon.com, Inc.	2.3	2.3
Home Depot, Inc.	1.6	1.5
The Walt Disney Co.	1.6	0.3
Keurig Green Mountain, Inc.	1.5	1.3
Comcast Corp. Class A	1.5	1.5
	25.7
Top Five Market Sectors as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	33.5	31.1
Consumer Discretionary	21.2	21.2
Health Care	15.3	16.4
Industrials	9.1	10.5
Consumer Staples	8.9	10.3
Asset Allocation (% of fund's net assets)
As of July 31, 2014*		As of January 31, 2014**
	Stocks 99.3%		Stocks 99.8%
	Convertible Securities 0.6%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets (Liabilities) 0.1%		Short-Term Investments and Net Other Assets (Liabilities) 0.1%
* Foreign investments	10.8%	** Foreign investments	9.8%

Annual Report

Investments July 31, 2014

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 21.1%
Auto Components - 0.4%
Johnson Controls, Inc.	549,600	$ 25,963
Magna International, Inc. Class A (sub. vtg.)	319,725	34,334
		60,297
Automobiles - 0.3%
Mahindra & Mahindra Ltd.	169,209	3,331
Tesla Motors, Inc. (a)(e)	202,856	45,298
		48,629
Diversified Consumer Services - 0.5%
H&R Block, Inc.	1,229,500	39,504
Kroton Educacional SA	1,180,000	31,425
ServiceMaster Global Holdings, Inc.	490,500	8,618
		79,547
Hotels, Restaurants & Leisure - 5.2%
500.com Ltd. sponsored ADR Class A (e)	342,236	12,625
Buffalo Wild Wings, Inc. (a)	77,538	11,268
China Lodging Group Ltd. ADR (a)	270,800	6,756
Chipotle Mexican Grill, Inc. (a)	228,417	153,610
Domino's Pizza, Inc.	116,300	8,374
Dunkin' Brands Group, Inc.	398,300	17,071
Fiesta Restaurant Group, Inc. (a)	253,700	11,513
Hilton Worldwide Holdings, Inc.	496,600	12,023
Home Inns & Hotels Management, Inc. sponsored ADR (a)	308,094	10,993
Hyatt Hotels Corp. Class A (a)	601,100	35,363
Las Vegas Sands Corp.	2,174,794	160,609
Melco Crown Entertainment Ltd. sponsored ADR	547,600	18,180
MGM Mirage, Inc. (a)	1,207,300	32,404
Multimedia Games Holding Co., Inc. (a)	263,585	6,358
Panera Bread Co. Class A (a)	344,256	50,709
Starbucks Corp.	2,555,922	198,544
Whitbread PLC	310,250	22,539
Wynn Resorts Ltd.	99,461	21,205
Yum! Brands, Inc.	1,023,649	71,041
Zoe's Kitchen, Inc. (e)	172,800	5,013
		866,198
Household Durables - 0.4%
D.R. Horton, Inc.	1,166,200	24,140
Whirlpool Corp.	267,400	38,142
		62,282
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Internet & Catalog Retail - 4.3%
Amazon.com, Inc. (a)	1,215,944	$ 380,578
Ctrip.com International Ltd. sponsored ADR (a)	388,484	24,875
Expedia, Inc.	285,489	22,674
Groupon, Inc. Class A (a)(e)	1,564,200	10,120
HomeAway, Inc. (a)	376,500	13,072
MakeMyTrip Ltd. (a)	327,100	9,901
Netflix, Inc. (a)	66,623	28,163
priceline.com, Inc. (a)	156,700	194,692
RetailMeNot, Inc. (e)	223,500	5,467
Vipshop Holdings Ltd. ADR (a)	91,500	18,807
		708,349
Leisure Products - 0.1%
NJOY, Inc. (a)(f)	1,178,168	19,942
Media - 3.5%
Comcast Corp. Class A	4,620,836	248,278
DISH Network Corp. Class A (a)	221,600	13,708
Lions Gate Entertainment Corp.	285,400	8,790
Naspers Ltd. Class N	55,700	6,912
The Walt Disney Co.	3,018,200	259,203
Time Warner Cable, Inc.	118,545	17,201
Time Warner, Inc.	228,100	18,937
		573,029
Multiline Retail - 1.1%
Dollar General Corp. (a)	165,700	9,152
Macy's, Inc.	1,396,785	80,720
Target Corp.	1,519,723	90,560
		180,432
Specialty Retail - 3.7%
Abercrombie & Fitch Co. Class A	443,592	17,451
AutoZone, Inc. (a)	12,726	6,580
Home Depot, Inc.	3,296,500	266,522
L Brands, Inc.	754,082	43,714
Lumber Liquidators Holdings, Inc. (a)	195,600	10,605
Murphy U.S.A., Inc. (a)	792,770	39,179
Restoration Hardware Holdings, Inc. (a)	983,822	80,467
Ross Stores, Inc.	947,063	60,991
TJX Companies, Inc.	1,806,752	96,282
		621,791
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 1.6%
G-III Apparel Group Ltd. (a)	65,000	$ 5,049
Kate Spade & Co. (a)	1,493,804	56,511
lululemon athletica, Inc. (a)	369,881	14,229
Michael Kors Holdings Ltd. (a)	667,372	54,377
NIKE, Inc. Class B	556,575	42,929
Pandora A/S	240,500	16,517
PVH Corp.	424,176	46,736
Ralph Lauren Corp.	201,700	31,437
Under Armour, Inc. Class A (sub. vtg.) (a)	28,200	1,882
		269,667
TOTAL CONSUMER DISCRETIONARY		3,490,163
CONSUMER STAPLES - 8.9%
Beverages - 2.7%
Anheuser-Busch InBev SA NV ADR	444,891	48,039
Monster Beverage Corp. (a)	1,046,435	66,930
PepsiCo, Inc.	1,881,054	165,721
The Coca-Cola Co.	4,173,852	163,991
		444,681
Food & Staples Retailing - 2.4%
Costco Wholesale Corp.	882,500	103,729
CVS Caremark Corp.	1,902,400	145,267
Kroger Co.	1,959,787	95,990
Sprouts Farmers Market LLC (e)	952,877	29,072
Whole Foods Market, Inc.	747,110	28,555
		402,613
Food Products - 2.4%
Associated British Foods PLC	392,700	18,418
Bunge Ltd.	359,267	28,325
Dean Foods Co.	290,300	4,447
Keurig Green Mountain, Inc.	2,130,788	254,160
Mead Johnson Nutrition Co. Class A	885,994	81,015
WhiteWave Foods Co. (a)	470,269	14,009
		400,374
Household Products - 0.6%
Procter & Gamble Co.	1,093,004	84,511
Svenska Cellulosa AB (SCA) (B Shares)	537,600	13,288
		97,799
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Personal Products - 0.2%
Coty, Inc. Class A	521,400	$ 8,921
Herbalife Ltd.	586,158	30,715
Natura Cosmeticos SA	89,700	1,397
		41,033
Tobacco - 0.6%
Lorillard, Inc.	1,584,827	95,850
TOTAL CONSUMER STAPLES		1,482,350
ENERGY - 5.0%
Energy Equipment & Services - 1.0%
Halliburton Co.	2,035,876	140,455
National Oilwell Varco, Inc.	141,900	11,500
Schlumberger Ltd.	103,100	11,175
Seventy Seven Energy, Inc. (a)	17,719	397
Transocean Partners LLC (a)	113,800	2,765
		166,292
Oil, Gas & Consumable Fuels - 4.0%
Anadarko Petroleum Corp.	908,400	97,063
BG Group PLC	317,500	6,261
Cabot Oil & Gas Corp.	297,078	9,789
Canadian Natural Resources Ltd.	297,800	12,982
Carrizo Oil & Gas, Inc. (a)	234,600	14,407
Cheniere Energy, Inc. (a)	220,880	15,629
Chevron Corp.	25,400	3,283
Cimarex Energy Co.	396,607	55,136
Continental Resources, Inc. (a)	434,000	63,703
EOG Resources, Inc.	832,524	91,111
Golar LNG Ltd.	143,000	8,810
Hess Corp.	293,178	29,019
Marathon Petroleum Corp.	185,900	15,519
Memorial Resource Development Corp.	276,000	6,342
Navigator Holdings Ltd. (a)	113,800	3,169
Newfield Exploration Co. (a)	986,600	39,760
Phillips 66 Co.	282,833	22,941
Pioneer Natural Resources Co.	451,000	99,878
PrairieSky Royalty Ltd.	191,600	6,924
Rice Energy, Inc.	543,200	14,286
Scorpio Tankers, Inc.	682,500	6,409
Targa Resources Corp.	69,700	8,887
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Teekay Corp.	54,300	$ 3,022
Valero Energy Corp.	414,944	21,079
		655,409
TOTAL ENERGY		821,701
FINANCIALS - 4.6%
Banks - 2.4%
Axis Bank Ltd.	953,180	6,305
Bank of America Corp.	6,449,587	98,356
Citigroup, Inc.	2,178,590	106,555
HDFC Bank Ltd. sponsored ADR	409,100	19,391
ICICI Bank Ltd. sponsored ADR	476,229	23,821
JPMorgan Chase & Co.	2,401,777	138,510
Punjab National Bank	189,600	3,034
Yes Bank Ltd.	170,103	1,500
		397,472
Capital Markets - 1.1%
Ameriprise Financial, Inc.	187,753	22,455
BlackRock, Inc. Class A	179,900	54,821
Carlyle Group LP	275,200	9,186
Invesco Ltd.	620,572	23,352
Morgan Stanley	1,475,351	47,713
Och-Ziff Capital Management Group LLC Class A	936,700	12,748
State Street Corp.	72,100	5,079
The Blackstone Group LP	425,600	13,909
		189,263
Consumer Finance - 0.7%
American Express Co.	1,193,544	105,032
Capital One Financial Corp.	137,900	10,969
Shriram Transport Finance Co. Ltd.	339,455	5,006
		121,007
Insurance - 0.1%
MetLife, Inc.	275,700	14,502
Real Estate Management & Development - 0.2%
Howard Hughes Corp. (a)	53,100	7,722
Parsvnath Developers Ltd. (a)(d)	21,771,340	9,495
Realogy Holdings Corp. (a)	465,467	17,111
		34,328
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.1%
Housing Development Finance Corp. Ltd.	697,722	$ 12,219
TOTAL FINANCIALS		768,791
HEALTH CARE - 15.3%
Biotechnology - 8.4%
Acceleron Pharma, Inc.	42,800	1,268
Agios Pharmaceuticals, Inc.	161,640	6,514
Alexion Pharmaceuticals, Inc. (a)	628,996	100,004
Alkermes PLC (a)	711,400	30,419
Alnylam Pharmaceuticals, Inc. (a)	616,063	33,298
Amgen, Inc.	1,470,202	187,289
Avalanche Biotechnologies, Inc. (a)	22,200	621
BioCryst Pharmaceuticals, Inc. (a)	833,700	10,438
Biogen Idec, Inc. (a)	742,100	248,151
BioMarin Pharmaceutical, Inc. (a)	281,704	17,415
Bluebird Bio, Inc. (a)	124,700	4,165
Celgene Corp. (a)	28,000	2,440
Dicerna Pharmaceuticals, Inc.	161,260	2,422
Exelixis, Inc. (a)	2,632,000	10,633
Gilead Sciences, Inc. (a)	4,887,260	447,429
Grifols SA	130,700	5,919
Intercept Pharmaceuticals, Inc. (a)	85,300	19,820
InterMune, Inc. (a)	375,237	16,462
Intrexon Corp. (e)	234,059	5,170
Ironwood Pharmaceuticals, Inc. Class A (a)	907,481	13,431
Isis Pharmaceuticals, Inc. (a)	63,700	1,974
Keryx Biopharmaceuticals, Inc. (a)(e)	528,873	7,960
KYTHERA Biopharmaceuticals, Inc. (a)(e)	263,156	8,837
Merrimack Pharmaceuticals, Inc. (a)	1,594,658	9,424
Neurocrine Biosciences, Inc. (a)	442,100	6,004
NPS Pharmaceuticals, Inc. (a)	88,000	2,459
Pharmacyclics, Inc. (a)	170,900	20,583
Puma Biotechnology, Inc. (a)	51,700	11,463
Regeneron Pharmaceuticals, Inc. (a)	329,489	104,191
Seattle Genetics, Inc. (a)	158,900	5,593
Synageva BioPharma Corp. (a)	130,800	8,948
Ultragenyx Pharmaceutical, Inc. (e)	26,500	1,158
uniQure B.V.	305,687	3,124
Vertex Pharmaceuticals, Inc. (a)	421,660	37,490
		1,392,516
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - 0.9%
Accuray, Inc. (a)(e)	935,165	$ 7,360
Boston Scientific Corp. (a)	2,388,900	30,530
Insulet Corp. (a)	88,000	3,110
Intuitive Surgical, Inc. (a)	92,207	42,189
Novadaq Technologies, Inc. (a)	607,819	9,324
The Cooper Companies, Inc.	324,630	52,226
Zeltiq Aesthetics, Inc. (a)	203,500	4,119
		148,858
Health Care Providers & Services - 0.7%
Apollo Hospitals Enterprise Ltd.	936,371	15,608
Cardinal Health, Inc.	313,331	22,450
Express Scripts Holding Co. (a)	48,000	3,343
HCA Holdings, Inc. (a)	762,500	49,799
Healthequity, Inc. (a)	41,900	737
iKang Healthcare Group, Inc. sponsored ADR (e)	270,505	5,075
Qualicorp SA (a)	1,151,000	13,317
		110,329
Health Care Technology - 0.3%
Allscripts Healthcare Solutions, Inc. (a)	310,100	4,937
athenahealth, Inc. (a)	76,475	9,513
Castlight Health, Inc. Class B (a)(e)	133,859	1,795
Cerner Corp. (a)	751,218	41,467
		57,712
Life Sciences Tools & Services - 0.9%
Agilent Technologies, Inc.	366,510	20,558
Genfit (a)	89,600	3,370
Illumina, Inc. (a)	688,535	110,104
Lonza Group AG	38,412	4,269
Thermo Fisher Scientific, Inc.	55,800	6,780
		145,081
Pharmaceuticals - 4.1%
AbbVie, Inc.	2,397,806	125,501
Achaogen, Inc. (a)	331,200	3,580
Actavis PLC (a)	845,755	181,211
Allergan, Inc.	278,273	46,154
GW Pharmaceuticals PLC ADR (a)(e)	265,666	22,475
Jazz Pharmaceuticals PLC (a)	11,500	1,607
Johnson & Johnson	188,500	18,867
Merck & Co., Inc.	588,603	33,397
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Pacira Pharmaceuticals, Inc. (a)	117,166	$ 10,779
Perrigo Co. PLC	135,440	20,377
Salix Pharmaceuticals Ltd. (a)	235,837	31,109
Shire PLC sponsored ADR	160,659	39,602
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,034,900	55,367
Valeant Pharmaceuticals International (Canada) (a)	824,300	96,639
		686,665
TOTAL HEALTH CARE		2,541,161
INDUSTRIALS - 9.1%
Aerospace & Defense - 1.8%
Honeywell International, Inc.	890,300	81,756
Precision Castparts Corp.	272,800	62,417
The Boeing Co.	983,626	118,507
United Technologies Corp.	277,900	29,221
		291,901
Air Freight & Logistics - 0.7%
C.H. Robinson Worldwide, Inc.	80,900	5,458
FedEx Corp.	233,678	34,323
Hub Group, Inc. Class A (a)	168,200	7,767
United Parcel Service, Inc. Class B	551,800	53,574
XPO Logistics, Inc. (a)(e)	524,500	16,202
		117,324
Airlines - 1.8%
American Airlines Group, Inc.	4,098,693	159,234
Azul-Linhas Aereas Brasileiras warrants (f)	165,571	0
Delta Air Lines, Inc.	1,778,500	66,623
Southwest Airlines Co.	421,502	11,920
Spirit Airlines, Inc. (a)	856,400	56,026
United Continental Holdings, Inc. (a)	167,700	7,780
		301,583
Building Products - 0.1%
A.O. Smith Corp.	274,454	12,817
Electrical Equipment - 0.7%
Acuity Brands, Inc.	145,800	15,640
Eaton Corp. PLC	684,100	46,464
Generac Holdings, Inc. (a)	187,701	8,146
SolarCity Corp. (a)(e)	410,032	29,330
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Electrical Equipment - continued
TCP International Holdings Ltd.	470,900	$ 4,069
Vestas Wind Systems A/S (a)	231,300	10,464
		114,113
Industrial Conglomerates - 0.8%
Danaher Corp.	1,876,700	138,651
Machinery - 1.4%
Caterpillar, Inc.	500,900	50,466
Cummins, Inc.	716,661	99,895
Ingersoll-Rand PLC	599,184	35,226
ITT Corp.	388,800	17,873
Manitowoc Co., Inc.	640,900	17,022
Navistar International Corp. (a)(e)	364,600	12,823
		233,305
Professional Services - 0.2%
Huron Consulting Group, Inc. (a)	194,520	11,757
Towers Watson & Co.	205,587	20,974
		32,731
Road & Rail - 1.4%
Avis Budget Group, Inc. (a)	260,463	14,635
Canadian Pacific Railway Ltd.	192,000	36,509
Hertz Global Holdings, Inc. (a)	1,182,296	33,364
J.B. Hunt Transport Services, Inc.	509,700	39,379
Landstar System, Inc.	76,700	5,072
Union Pacific Corp.	1,142,600	112,329
		241,288
Trading Companies & Distributors - 0.2%
United Rentals, Inc. (a)	257,800	27,301
TOTAL INDUSTRIALS		1,511,014
INFORMATION TECHNOLOGY - 33.0%
Communications Equipment - 2.0%
Arista Networks, Inc. (e)	112,200	7,419
Cisco Systems, Inc.	195,100	4,922
F5 Networks, Inc. (a)	237,906	26,786
Palo Alto Networks, Inc. (a)	345,746	27,957
QUALCOMM, Inc.	3,153,414	232,407
Riverbed Technology, Inc. (a)	1,434,841	25,684
		325,175
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - 0.3%
InvenSense, Inc. (a)(e)	1,264,980	$ 29,107
Samsung SDI Co. Ltd.	10,144	1,562
TE Connectivity Ltd.	360,812	22,331
		53,000
Internet Software & Services - 11.2%
Akamai Technologies, Inc. (a)	563,430	33,254
Baidu.com, Inc. sponsored ADR (a)	313,600	67,753
Cornerstone OnDemand, Inc. (a)	264,000	11,046
Dropbox, Inc. (a)(f)	1,003,814	19,174
Facebook, Inc. Class A (a)	5,456,001	396,378
Gogo, Inc. (a)(e)	821,400	13,315
Google, Inc.:
Class A (a)	827,454	479,551
Class C (a)	776,454	443,821
IAC/InterActiveCorp	592,300	39,803
INFO Edge India Ltd.	405,018	4,590
Just Dial Ltd. (a)	669,562	18,381
LinkedIn Corp. (a)	58,500	10,567
Naver Corp.	54,864	39,170
Rackspace Hosting, Inc. (a)	1,746,801	52,911
Tencent Holdings Ltd.	3,704,500	60,160
Twitter, Inc.	1,214,700	54,892
Wix.com Ltd. (a)	172,600	2,926
Xoom Corp. (a)	418,275	9,060
Xunlei Ltd. sponsored ADR (e)	88,400	1,062
Yahoo!, Inc. (a)	2,666,576	95,490
Zoopla Property Group PLC	1,328,700	5,653
		1,858,957
IT Services - 4.1%
Cognizant Technology Solutions Corp. Class A (a)	3,939,554	193,235
MasterCard, Inc. Class A	2,820,400	209,133
VeriFone Systems, Inc. (a)	991,400	33,222
Visa, Inc. Class A	1,127,999	238,019
		673,609
Semiconductors & Semiconductor Equipment - 4.1%
Broadcom Corp. Class A	680,000	26,017
Canadian Solar, Inc. (a)(e)	484,500	12,093
Cavium, Inc. (a)	882,401	41,164
Cree, Inc. (a)	698,453	32,988
Cypress Semiconductor Corp. (e)	3,118,484	31,528
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
eMemory Technology, Inc.	155,000	$ 1,405
First Solar, Inc. (a)	1,142,300	72,091
Freescale Semiconductor, Inc. (a)	1,654,654	33,126
GCL-Poly Energy Holdings Ltd. (a)	11,669,000	3,767
GT Advanced Technologies, Inc. (a)(e)	320,400	4,434
Integrated Device Technology, Inc. (a)	796,400	11,436
MediaTek, Inc.	491,000	7,580
Mellanox Technologies Ltd. (a)	138,000	5,748
Micron Technology, Inc. (a)	3,097,500	94,629
Monolithic Power Systems, Inc.	201,194	8,297
NVIDIA Corp.	1,196,370	20,936
NXP Semiconductors NV (a)	3,689,907	230,066
RF Micro Devices, Inc. (a)	1,054,300	11,766
Silicon Laboratories, Inc. (a)	94,053	3,831
SunEdison, Inc. (a)	846,845	16,937
SunPower Corp. (a)(e)	145,100	5,330
		675,169
Software - 4.2%
Activision Blizzard, Inc.	4,452,900	99,656
Adobe Systems, Inc. (a)	924,250	63,875
CommVault Systems, Inc. (a)	21,788	1,046
Concur Technologies, Inc. (a)	60,600	5,633
Electronic Arts, Inc. (a)	612,486	20,580
Fortinet, Inc. (a)	568,596	13,959
Imperva, Inc. (a)	129,076	2,862
Intuit, Inc.	122,800	10,066
Microsoft Corp.	5,376,644	232,056
Red Hat, Inc. (a)	212,400	12,345
salesforce.com, Inc. (a)	4,125,869	223,828
Zynga, Inc. (a)	2,267,483	6,621
		692,527
Technology Hardware, Storage & Peripherals - 7.1%
Apple, Inc.	11,237,609	1,073,976
BlackBerry Ltd. (a)	4,993,900	46,593
Cray, Inc. (a)	60,000	1,591
Hewlett-Packard Co.	1,059,400	37,725
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Technology Hardware, Storage & Peripherals - continued
NCR Corp. (a)	716,126	$ 22,164
Nimble Storage, Inc.	119,706	3,098
		1,185,147
TOTAL INFORMATION TECHNOLOGY		5,463,584
MATERIALS - 2.0%
Chemicals - 1.9%
Cabot Corp.	319,799	16,754
Celanese Corp. Class A	251,250	14,625
Eastman Chemical Co.	751,300	59,187
Huntsman Corp.	675,161	17,588
Intrepid Potash, Inc. (a)(e)	515,965	7,641
LyondellBasell Industries NV Class A	167,425	17,789
Monsanto Co.	1,154,300	130,540
Orion Engineered Carbons SA (a)	195,700	3,327
Potash Corp. of Saskatchewan, Inc. (e)	433,661	15,396
The Mosaic Co.	315,219	14,535
Westlake Chemical Corp.	154,900	13,537
		310,919
Construction Materials - 0.1%
CaesarStone Sdot-Yam Ltd.	221,500	9,604
Metals & Mining - 0.0%
Freeport-McMoRan Copper & Gold, Inc.	226,200	8,419
TOTAL MATERIALS		328,942
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.0%
Jazztel PLC (a)	573,300	7,731
Wireless Telecommunication Services - 0.2%
Bharti Infratel Ltd. (a)	3,161,156	13,351
RingCentral, Inc.	140,250	2,094
T-Mobile U.S., Inc. (a)	305,909	10,077
		25,522
TOTAL TELECOMMUNICATION SERVICES		33,253
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
Abengoa Yield PLC	83,100	$ 3,007
NextEra Energy Partners LP	229,100	7,799
		10,806
Independent Power Producers & Energy Traders - 0.0%
Dynegy, Inc. (a)	390,232	10,361
TOTAL UTILITIES		21,167
TOTAL COMMON STOCKS (Cost $11,209,369)		16,462,126
Convertible Preferred Stocks - 0.6%

CONSUMER DISCRETIONARY - 0.1%
Leisure Products - 0.1%
NJOY, Inc.:
Series C (a)(f)	607,766	10,287
Series D (f)	149,114	2,524
		12,811
INDUSTRIALS - 0.0%
Airlines - 0.0%
Azul-Linhas Aereas Brasileiras Series B (f)	165,571	7,298
INFORMATION TECHNOLOGY - 0.5%
Internet Software & Services - 0.5%
New Relic, Inc. Series F (f)	152,912	4,127
Uber Technologies, Inc. 8.00% (f)	1,289,237	80,000
		84,127
Software - 0.0%
Cloudera, Inc. Series F (f)	186,078	2,910
TOTAL INFORMATION TECHNOLOGY		87,037
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $101,593)		107,146
Money Market Funds - 1.2%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.11% (b)	9,495,233	$ 9,495
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	185,310,929	185,311
TOTAL MONEY MARKET FUNDS (Cost $194,806)		194,806
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $11,505,768)		16,764,078
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(182,107)
NET ASSETS - 100%		$ 16,581,971
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Affiliated company
(e) Security or a portion of the security is on loan at period end.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $146,262,000 or 0.9% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Azul-Linhas Aereas Brasileiras Series B	12/24/13	$ 7,023
Azul-Linhas Aereas Brasileiras warrants	12/24/13	$ 0
Cloudera, Inc. Series F	2/5/14	$ 2,709
Dropbox, Inc.	5/2/12	$ 9,084
New Relic, Inc. Series F	4/17/14	$ 4,424
NJOY, Inc.	9/11/13	$ 9,520
NJOY, Inc. Series C	6/7/13	$ 4,913
Security	Acquisition Date	Acquisition Cost (000s)
NJOY, Inc. Series D	2/14/14	$ 2,524
Uber Technologies, Inc. 8.00%	6/6/14	$ 80,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 24
Fidelity Securities Lending Cash Central Fund	1,908
Total	$ 1,932
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Parsvnath Developers Ltd.	$ 10,232	$ -	$ -	$ -	$ 9,495
Other Information

The following is a summary of the inputs used, as of July 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 3,502,974	$ 3,466,890	$ 3,331	$ 32,753
Consumer Staples	1,482,350	1,482,350	-	-
Energy	821,701	815,440	6,261	-
Financials	768,791	731,232	37,559	-
Health Care	2,541,161	2,525,553	15,608	-
Industrials	1,518,312	1,511,014	-	7,298
Information Technology	5,550,621	5,307,795	136,615	106,211
Materials	328,942	328,942	-	-
Telecommunication Services	33,253	19,902	13,351	-
Utilities	21,167	21,167	-	-
Money Market Funds	194,806	194,806	-	-
Total Investments in Securities:	$ 16,764,078	$ 16,405,091	$ 212,725	$ 146,262
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	89.2%
Ireland	1.9%
Canada	1.9%
Cayman Islands	1.5%
Netherlands	1.5%
Others (Individually Less Than 1%)	4.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2014

Assets
Investment in securities, at value (including securities loaned of $175,711) - See accompanying schedule: Unaffiliated issuers (cost $11,280,111)	$ 16,559,777
Fidelity Central Funds (cost $194,806)	194,806
Other affiliated issuers (cost $30,851)	9,495
Total Investments (cost $11,505,768)		$ 16,764,078
Cash		443
Foreign currency held at value (cost $2,445)		2,445
Receivable for investments sold		113,939
Receivable for fund shares sold		19,313
Dividends receivable		6,394
Distributions receivable from Fidelity Central Funds		248
Receivable from investment adviser for expense reductions		7
Other receivables		820
Total assets		16,907,687

Liabilities
Payable for investments purchased	$ 107,464
Payable for fund shares redeemed	20,068
Accrued management fee	8,550
Other affiliated payables	2,007
Other payables and accrued expenses	2,316
Collateral on securities loaned, at value	185,311
Total liabilities		325,716

Net Assets		$ 16,581,971
Net Assets consist of:
Paid in capital		$ 10,478,889
Undistributed net investment income		17,541
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		828,668
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,256,873
Net Assets		$ 16,581,971

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2014

Blue Chip Growth: Net Asset Value, offering price and redemption price per share ($11,969,523 ÷ 179,406 shares)	$ 66.72

Class K: Net Asset Value, offering price and redemption price per share ($4,612,448 ÷ 69,033 shares)	$ 66.82

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2014

Investment Income
Dividends		$ 176,722
Income from Fidelity Central Funds		1,932
Total income		178,654

Expenses
Management fee Basic fee	$ 95,242
Performance adjustment	11,359
Transfer agent fees	22,396
Accounting and security lending fees	1,655
Custodian fees and expenses	403
Independent trustees' compensation	75
Appreciation in deferred trustee compensation account	1
Registration fees	157
Audit	97
Legal	65
Interest	6
Miscellaneous	163
Total expenses before reductions	131,619
Expense reductions	(481)	131,138
Net investment income (loss)		47,516
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,380,300
Redemption in-kind with affiliated entities	3,310,457
Foreign currency transactions	(452)
Total net realized gain (loss)		4,690,305
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,368,324)
Assets and liabilities in foreign currencies	47
Total change in net unrealized appreciation (depreciation)		(1,368,277)
Net gain (loss)		3,322,028
Net increase (decrease) in net assets resulting from operations		$ 3,369,544

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2014	Year ended July 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 47,516	$ 139,090
Net realized gain (loss)	4,690,305	1,392,019
Change in net unrealized appreciation (depreciation)	(1,368,277)	2,900,667
Net increase (decrease) in net assets resulting from operations	3,369,544	4,431,776
Distributions to shareholders from net investment income	(80,757)	(85,342)
Distributions to shareholders from net realized gain	(1,378,625)	(230,904)
Total distributions	(1,459,382)	(316,246)
Share transactions - net increase (decrease)	(5,511,393)	1,247,958
Total increase (decrease) in net assets	(3,601,231)	5,363,488

Net Assets
Beginning of period	20,183,202	14,819,714
End of period (including undistributed net investment income of $17,541 and undistributed net investment income of $56,036, respectively)	$ 16,581,971	$ 20,183,202

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Blue Chip Growth

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 59.65	$ 47.38	$ 48.17	$ 37.63	$ 31.97
Income from Investment Operations
Net investment income (loss) B	.15	.39	.10	(.03)	.04
Net realized and unrealized gain (loss)	11.63	12.79	.75	10.61	5.80
Total from investment operations	11.78	13.18	.85	10.58	5.84
Distributions from net investment income	(.24)	(.23)	(.04)	.00 E, G	(.18)
Distributions from net realized gain	(4.47)	(.68)	(1.60)	(.04) E	-
Total distributions	(4.71)	(.91)	(1.64)	(.04)	(.18)
Net asset value, end of period	$ 66.72	$ 59.65	$ 47.38	$ 48.17	$ 37.63
Total ReturnA	21.07%	28.25%	2.27%	28.12%	18.29%
Ratios to Average Net Assets C, F
Expenses before reductions	.80%	.76%	.90%	.94%	.94%
Expenses net of fee waivers, if any	.80%	.76%	.90%	.94%	.94%
Expenses net of all reductions	.80%	.74%	.89%	.92%	.93%
Net investment income (loss)	.23%	.75%	.21%	(.06)%	.10%
Supplemental Data
Net assets, end of period (in millions)	$ 11,970	$ 12,927	$ 10,595	$ 12,024	$ 10,295
Portfolio turnover rateD	57% H	75%	95%	132%	135%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 59.74	$ 47.46	$ 48.21	$ 37.66	$ 32.01
Income from Investment Operations
Net investment income (loss) B	.23	.47	.17	.05	.11
Net realized and unrealized gain (loss)	11.64	12.79	.75	10.62	5.79
Total from investment operations	11.87	13.26	.92	10.67	5.90
Distributions from net investment income	(.33)	(.30)	(.08)	(.05) E	(.25)
Distributions from net realized gain	(4.47)	(.68)	(1.60)	(.07) E	-
Total distributions	(4.79)I	(.98)	(1.67) H	(.12)	(.25)
Net asset value, end of period	$ 66.82	$ 59.74	$ 47.46	$ 48.21	$ 37.66
Total ReturnA	21.23%	28.42%	2.43%	28.37%	18.48%
Ratios to Average Net Assets C, F
Expenses before reductions	.68%	.61%	.74%	.77%	.75%
Expenses net of fee waivers, if any	.68%	.61%	.74%	.77%	.75%
Expenses net of all reductions	.67%	.60%	.73%	.76%	.74%
Net investment income (loss)	.36%	.89%	.37%	.11%	.30%
Supplemental Data
Net assets, end of period (in millions)	$ 4,612	$ 3,506	$ 2,467	$ 1,455	$ 932
Portfolio turnover rateD	57%G	75%	95%	132%	135%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Portfolio turnover rate excludes securities received or delivered in-kind.

H Total distributions of $1.67 per share is comprised of distributions from net investment income of $.076 and distributions from net realized gain of $1.598 per share.

I Total distributions of $4.79 per share is comprised of distributions from net investment income of $.325 and distributions from net realized gain of $4.466 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2014

(Amounts in thousands except percentages)

1. Organization.

Fidelity Blue Chip Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Blue Chip Growth and Class K shares, each of which has equal rights as to assets and voting privileges. The Fund offered Class F shares during the period June 26, 2009 through November 19, 2013, and all outstanding shares were redeemed by November 19, 2013. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, redemptions in kind, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 5,476,623
Gross unrealized depreciation	(245,385)
Net unrealized appreciation (depreciation) on securities	$ 5,231,238

Tax Cost	$ 11,532,840

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 80,477
Undistributed long-term capital gain	$ 793,526
Net unrealized appreciation (depreciation) on securities and other investments	$ 5,231,281

The tax character of distributions paid was as follows:

	July 31, 2014	July 31, 2013
Ordinary Income	$ 155,664	$ 85,342
Long-term Capital Gains	1,303,718	230,904
Total	$ 1,459,382	$ 316,246

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $10,440,292 and $10,009,929, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Blue Chip Growth as compared to its benchmark index, the Russell 1000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .62% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Blue Chip Growth. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Blue Chip Growth	$ 20,474.17
Class K	1,922.05
	$ 22,396

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $93 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 18,386.32%		$ 6

Redemptions In-Kind. During the period, 120,385 shares of the Fund held by affiliated entities were redeemed for investments with a value of $7,325,217. The net realized gain of $3,310,457 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $390.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $30 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $699. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,908, including $50 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $290 for the period.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $191.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2014 A	2013
From net investment income
Blue Chip Growth	$ 47,730	$ 51,844
Class K	19,791	16,348
Class F	13,236	17,150
Total	$ 80,757	$ 85,342

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

9. Distributions to Shareholders - continued

Years ended July 31,	2014 A	2013
From net realized gain
Blue Chip Growth	$ 908,543	$ 155,106
Class K	269,912	36,829
Class F	200,170	38,969
Total	$ 1,378,625	$ 230,904

A All Class F shares were redeemed on November 19, 2013.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2014 A	2013	2014 A	2013
Blue Chip Growth
Shares sold	30,779	41,304 C	$ 1,939,078	$ 2,121,491 C
Reinvestment of distributions	16,131	4,171	933,288	202,506
Shares redeemed	(84,222) B	(52,364)	(5,182,185) B	(2,708,546)
Net increase (decrease)	(37,312)	(6,889)	$ (2,309,819)	$ (384,549)
Class K
Shares sold	17,861	17,299	$ 1,132,520	$ 899,333
Reinvestment of distributions	4,984	1,092	289,703	53,178
Shares redeemed	(12,491)	(11,703)	(788,832)	(608,221)
Net increase (decrease)	10,354	6,688	$ 633,391	$ 344,290
Class F
Shares sold	3,759	28,168 C	$ 226,491	$ 1,424,726 C
Reinvestment of distributions	3,740	1,153	213,405	56,119
Shares redeemed	(70,205) B	(3,595)	(4,274,861) B	(192,628)
Net increase (decrease)	(62,706)	25,726	$ (3,834,965)	$ 1,288,217

A All Class F shares were redeemed on November 19, 2013.

B Amount includes in-kind redemptions (see note 5: Redemptions In-Kind).

C Amount includes in-kind exchanges.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Blue Chip Growth Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Blue Chip Growth Fund as of July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 15, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 173 funds. Mr. Curvey oversees 397 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statements of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), a Director of FMR Co., Inc. (2007-2014) and was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Blue Chip Growth Fund voted to pay on September 8, 2014, to shareholders of record at the opening of business on September 5, 2014, a distribution of $3.421 per share derived from capital gains realized from sales of portfolio securities; and a dividend of $0.059 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2014, $1,099,559,018, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Blue Chip Growth Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Blue Chip Growth Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Furthermore, the Board considered that shareholders approved a prospective change in the index used to calculate the fund's performance adjustment beginning June 1, 2006. The Board also considered that, because the performance adjustment is based on a rolling 36- month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to June 1, 2006 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustment for 2009 shown in the chart above reflects the effect of using the blended index return to calculate the fund's performance adjustment.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

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www.fidelity.com

BCF-UANN-0914
1.789244.111

Fidelity®

Dividend Growth

Fund

Annual Report

July 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2014	Past 1 year	Past 5 years	Past 10 years
Fidelity® Dividend Growth Fund	17.30%	16.52%	7.44%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Dividend Growth Fund, a class of the fund, on July 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12-month period ending July 31, 2014, supported by corporate profits and continued low interest rates. The S&P 500® Index rose 16.94%, reaching an all-time high near period end. The technology-heavy Nasdaq Composite Index® gained 22.00%. The Russell 2000® Index returned 8.56%, reflecting the relatively lackluster performance of small-cap stocks. Information technology (+28%) was the top-performing sector within the S&P 500®, driven by strong semiconductor and computer hardware sales. Materials (+23%) gained amid higher prices for many commodity products. Health care (+21%) rose, driven by gains in pharmaceuticals, biotechnology & life sciences companies. Energy stocks (+19%) advanced in the latter part of the period amid healthy U.S. output and the threat of supply disruptions in Iraq. Conversely, most defensive sectors, including consumer staples, utilities and telecommunication services, lagged the broader market. Volatility remained tame throughout most of the period, with markets supported by declining unemployment, near-record profit margins for companies, muted cost inflation and fairly low corporate debt levels. Geopolitical tension remained a concern at period end, with conflict in Ukraine and strained relations between Russia and the West posing a potential threat to global growth.

Comments from Ramona Persaud, who became Portfolio Manager of Fidelity® Dividend Growth Fund on January 1, 2014: For the year, the fund's Retail Class shares returned 17.30%, outpacing the S&P 500®. Versus the index, capital goods conglomerate General Electric was the fund's top individual contributor, largely due to timely ownership. We captured a nice gain as shares climbed during the first half of the period, but I sold the stake on valuation concerns just as I came onto the fund, which happened to be right before the stock fell. Elsewhere, it helped the fund to avoid the struggling shares of enterprise technology provider IBM through April, after which I established a position and have been adding exposure as the stock's valuation has improved. We also had good picks in health care, including Covidien, as the fund benefited when the medical device maker's stock took off in June on news it would be acquired. Conversely, it hurt the most to avoid index name Intel because the chipmaker benefited from a cyclical improvement in the PC cycle. Comverse also detracted in tech, as the non-index telecommunications software developer struggled amid a turnaround under new management.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 to July 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period* February 1, 2014 to July 31, 2014
Dividend Growth	.55%
Actual		$ 1,000.00	$ 1,089.40	$ 2.85
HypotheticalA		$ 1,000.00	$ 1,022.07	$ 2.76
Class K	.42%
Actual		$ 1,000.00	$ 1,090.40	$ 2.18
HypotheticalA		$ 1,000.00	$ 1,022.71	$ 2.11

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	4.0	3.0
Exxon Mobil Corp.	2.6	2.8
JPMorgan Chase & Co.	2.5	2.1
Microsoft Corp.	2.4	2.6
Johnson & Johnson	2.3	2.0
Chevron Corp.	2.2	2.1
Wells Fargo & Co.	2.1	2.2
Verizon Communications, Inc.	1.9	0.0
Oracle Corp.	1.7	1.6
Amgen, Inc.	1.6	1.7
	23.3
Top Five Market Sectors as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	19.6	19.4
Financials	15.9	14.7
Health Care	14.0	11.8
Consumer Discretionary	11.9	13.1
Consumer Staples	10.7	11.7
Asset Allocation (% of fund's net assets)
As of July 31, 2014*		As of January 31, 2014**
	Stocks and Equity Futures 97.0%		Stocks and Equity Futures 97.4%
	Convertible Securities 0.5%		Convertible Securities 0.2%
	Other Investments 0.1%		Other Investments 0.1%
	Short-Term Investments and Net Other Assets (Liabilities) 2.4%		Short-Term Investments and Net Other Assets (Liabilities) 2.3%
* Foreign investments	14.0%	** Foreign investments	17.0%

Annual Report

Investments July 31, 2014

Showing Percentage of Net Assets

Common Stocks - 96.5%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 11.5%
Auto Components - 0.8%
Johnson Controls, Inc.	1,415,436	$ 66,865
Diversified Consumer Services - 0.6%
H&R Block, Inc.	1,567,620	50,368
Hotels, Restaurants & Leisure - 2.0%
ARAMARK Holdings Corp.	1,654,400	44,603
Brinker International, Inc.	909,961	40,803
Darden Restaurants, Inc. (e)	1,286,100	60,125
Wyndham Worldwide Corp.	348,191	26,306
		171,837
Household Durables - 0.5%
Taylor Wimpey PLC	22,670,137	42,599
Media - 4.1%
Altice S.A.	360,400	20,682
Atresmedia Corporacion de Medios de Comunicacion SA (e)	1,881,566	27,689
CBS Corp. Class B	840,642	47,774
Comcast Corp. Class A	1,868,696	100,405
MDC Partners, Inc. Class A (sub. vtg.)	1,085,908	22,797
Time Warner Cable, Inc.	349,200	50,669
Time Warner, Inc.	936,217	77,725
		347,741
Multiline Retail - 0.4%
Dillard's, Inc. Class A	302,900	36,112
Specialty Retail - 1.9%
AutoZone, Inc. (a)	134,100	69,334
Foot Locker, Inc.	943,079	44,825
GameStop Corp. Class A	1,039,900	43,645
VT Holdings Co. Ltd.	537,100	2,880
		160,684
Textiles, Apparel & Luxury Goods - 1.2%
NIKE, Inc. Class B	644,364	49,700
VF Corp.	860,800	52,741
		102,441
TOTAL CONSUMER DISCRETIONARY		978,647
CONSUMER STAPLES - 10.7%
Beverages - 3.5%
Dr. Pepper Snapple Group, Inc.	1,278,208	75,108
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Beverages - continued
PepsiCo, Inc.	1,237,600	$ 109,033
The Coca-Cola Co.	2,826,138	111,039
		295,180
Food & Staples Retailing - 2.5%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	795,100	21,760
Kroger Co.	1,776,209	86,999
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	489,201	24,274
Tsuruha Holdings, Inc.	125,500	7,204
Walgreen Co.	1,097,936	75,505
		215,742
Food Products - 1.7%
Archer Daniels Midland Co.	1,082,060	50,208
Bunge Ltd.	478,580	37,731
Greencore Group PLC	7,964,077	35,537
Hilton Food Group PLC	641,474	5,136
Kellogg Co.	266,800	15,963
		144,575
Tobacco - 3.0%
British American Tobacco PLC (United Kingdom)	1,445,503	84,681
Japan Tobacco, Inc.	1,924,300	67,673
Lorillard, Inc.	1,096,256	66,302
Philip Morris International, Inc.	458,000	37,561
		256,217
TOTAL CONSUMER STAPLES		911,714
ENERGY - 10.2%
Energy Equipment & Services - 0.7%
Aspen Aerogels, Inc. (a)	754,877	6,115
National Oilwell Varco, Inc.	625,842	50,718
		56,833
Oil, Gas & Consumable Fuels - 9.5%
Access Midstream Partners LP	400,136	24,096
Chevron Corp.	1,466,600	189,543
ConocoPhillips Co.	1,118,647	92,288
Emerald Oil, Inc. warrants 2/4/16 (a)	171,198	0
EQT Midstream Partners LP	493,800	42,733
Exxon Mobil Corp.	2,271,797	224,772
MPLX LP	867,322	49,221
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Northern Oil & Gas, Inc. (a)	1,886,790	$ 30,358
Phillips 66 Partners LP	599,536	38,340
PrairieSky Royalty Ltd. (e)	895,600	32,363
Suncor Energy, Inc.	1,564,400	64,235
TAG Oil Ltd. (a)(e)(f)	3,116,900	7,147
TAG Oil Ltd. (a)(e)(f)(g)	146,900	337
Woodside Petroleum Ltd.	437,638	17,179
		812,612
TOTAL ENERGY		869,445
FINANCIALS - 15.8%
Banks - 9.6%
Bank of America Corp.	8,042,617	122,650
Citigroup, Inc.	2,324,961	113,714
JPMorgan Chase & Co.	3,665,835	211,409
Nordea Bank AB	4,045,990	54,430
SunTrust Banks, Inc.	1,132,300	43,084
U.S. Bancorp	2,328,269	97,857
Wells Fargo & Co.	3,541,093	180,242
		823,386
Capital Markets - 1.8%
Ameriprise Financial, Inc.	355,600	42,530
BlackRock, Inc. Class A	121,080	36,897
Carlyle Group LP	438,707	14,644
Monex Group, Inc.	4,910,700	15,776
The Blackstone Group LP	1,344,784	43,948
		153,795
Consumer Finance - 1.0%
Capital One Financial Corp.	1,053,567	83,801
Diversified Financial Services - 0.8%
McGraw Hill Financial, Inc.	863,727	69,288
Insurance - 2.5%
Allied World Assurance Co. Holdings Ltd.	1,782,724	64,196
Aspen Insurance Holdings Ltd.	989,358	39,584
Reinsurance Group of America, Inc.	377,014	30,259
The Chubb Corp.	195,700	16,969
The Travelers Companies, Inc.	649,168	58,139
		209,147
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.1%
WSFS Financial Corp.	110,701	$ 7,925
TOTAL FINANCIALS		1,347,342
HEALTH CARE - 14.0%
Biotechnology - 2.6%
Amgen, Inc.	1,105,110	140,780
Gilead Sciences, Inc. (a)	906,241	82,966
		223,746
Health Care Equipment & Supplies - 2.2%
Covidien PLC	1,116,900	96,623
Medtronic, Inc.	622,600	38,439
The Cooper Companies, Inc.	333,784	53,699
		188,761
Health Care Providers & Services - 1.9%
Cardinal Health, Inc.	1,097,003	78,600
McKesson Corp.	429,258	82,357
		160,957
Health Care Technology - 0.1%
CompuGroup Medical AG	424,300	10,568
Life Sciences Tools & Services - 1.0%
Agilent Technologies, Inc.	855,400	47,979
Lonza Group AG	316,798	35,209
		83,188
Pharmaceuticals - 6.2%
AbbVie, Inc.	1,975,651	103,406
Astellas Pharma, Inc.	3,404,000	46,160
Horizon Pharma, Inc. warrants 9/25/17 (a)	932,200	3,829
Johnson & Johnson	1,916,743	191,847
Merck & Co., Inc.	2,078,300	117,923
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,230,700	65,842
		529,007
TOTAL HEALTH CARE		1,196,227
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - 8.4%
Aerospace & Defense - 2.6%
The Boeing Co.	820,700	$ 98,878
United Technologies Corp.	1,143,966	120,288
		219,166
Air Freight & Logistics - 0.9%
FedEx Corp.	509,452	74,828
Airlines - 0.5%
Delta Air Lines, Inc.	1,078,800	40,412
Electrical Equipment - 0.2%
Generac Holdings, Inc. (a)	489,194	21,231
Industrial Conglomerates - 1.9%
Danaher Corp.	1,166,392	86,173
Roper Industries, Inc.	523,044	75,355
		161,528
Machinery - 0.5%
Manitowoc Co., Inc.	646,375	17,168
Valmont Industries, Inc.	194,500	28,325
		45,493
Professional Services - 0.5%
Dun & Bradstreet Corp.	435,202	47,885
Road & Rail - 1.3%
CSX Corp.	805,322	24,095
Union Pacific Corp.	885,930	87,096
		111,191
TOTAL INDUSTRIALS		721,734
INFORMATION TECHNOLOGY - 19.6%
Communications Equipment - 2.3%
Cisco Systems, Inc.	4,228,486	106,685
QUALCOMM, Inc.	1,185,883	87,400
		194,085
Electronic Equipment & Components - 0.7%
TE Connectivity Ltd.	923,994	57,186
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 2.4%
Google, Inc.:
Class A (a)	178,612	$ 103,515
Class C (a)	178,612	102,095
		205,610
IT Services - 4.1%
Amdocs Ltd.	974,082	44,165
ASAC II LP (j)	2,514,134	38,754
Computer Sciences Corp.	552,061	34,443
Fidelity National Information Services, Inc.	1,335,150	75,302
IBM Corp.	358,500	68,714
Total System Services, Inc.	679,785	21,753
Visa, Inc. Class A	292,062	61,628
Xerox Corp.	706,734	9,371
		354,130
Semiconductors & Semiconductor Equipment - 0.3%
MediaTek, Inc.	1,823,000	28,145
Software - 4.9%
Activision Blizzard, Inc.	1,709,717	38,263
Comverse, Inc. (a)	934,877	24,008
Electronic Arts, Inc. (a)	371,503	12,483
Microsoft Corp.	4,715,816	203,535
Oracle Corp.	3,515,560	141,993
		420,282
Technology Hardware, Storage & Peripherals - 4.9%
Apple, Inc.	3,561,918	340,406
EMC Corp.	2,644,900	77,496
		417,902
TOTAL INFORMATION TECHNOLOGY		1,677,340
MATERIALS - 2.7%
Chemicals - 2.3%
Cabot Corp.	487,048	25,516
Eastman Chemical Co.	196,899	15,512
LyondellBasell Industries NV Class A	698,138	74,177
Potash Corp. of Saskatchewan, Inc. (e)	1,506,400	53,481
W.R. Grace & Co. (a)	311,091	28,309
Westlake Chem Partners LP (a)	16,100	489
		197,484
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Containers & Packaging - 0.0%
Nampak Ltd.	42	$ 0*
Metals & Mining - 0.4%
Freeport-McMoRan Copper & Gold, Inc.	867,100	32,273
TOTAL MATERIALS		229,757
TELECOMMUNICATION SERVICES - 2.1%
Diversified Telecommunication Services - 2.1%
Verizon Communications, Inc.	3,342,900	168,549
Verizon Communications, Inc. CDI	292,480	14,931
		183,480
UTILITIES - 1.5%
Electric Utilities - 1.0%
Edison International	689,800	37,801
NRG Yield, Inc. Class A	338,600	17,692
Xcel Energy, Inc.	983,752	30,300
		85,793
Multi-Utilities - 0.5%
CMS Energy Corp.	1,383,445	40,023
TOTAL UTILITIES		125,816
TOTAL COMMON STOCKS (Cost $6,680,512)		8,241,502
Convertible Preferred Stocks - 0.4%

CONSUMER DISCRETIONARY - 0.4%
Auto Components - 0.4%
Mobileye NV 0.00% (j) (Cost $9,659)	1,383,745	31,134
Convertible Bonds - 0.1%
		Principal Amount (d) (000s)	Value (000s)
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc. 3% 2/27/17 (Cost $7,356)		$ 7,356	$ 6,132
U.S. Treasury Obligations - 0.0%

U.S. Treasury Bills, yield at date of purchase 0.03% 8/21/14 to 10/23/14 (i) (Cost $2,310)		2,310	2,310
Preferred Securities - 0.1%

FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Baggot Securities Ltd. 10.24% (g)(h) (Cost $10,674)	EUR	6,950	10,489
Money Market Funds - 4.0%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	279,722,596	279,723
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	58,806,419	58,806
TOTAL MONEY MARKET FUNDS (Cost $338,529)		338,529
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $7,049,040)		8,630,096
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(92,508)
NET ASSETS - 100%		$ 8,537,588
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
476 CME E-mini S&P 500 Index Contracts (United States)	Sept. 2014	$ 45,810	$ 38

The face value of futures purchased as a percentage of net assets is 0.5%
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,826,000 or 0.1% of net assets.

(h) Security is perpetual in nature with no stated maturity date.
(i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,310,000.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $69,888,000 or 0.8% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
ASAC II LP	10/10/13	$ 25,141
Mobileye NV 0.00%	8/15/13	$ 9,659

* Amount represents less than $1,000

See accompanying notes which are an integral part of the financial statements.

Annual Report

Investments - continued

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amount in thousands)
Fidelity Cash Central Fund	$ 172
Fidelity Securities Lending Cash Central Fund	1,384
Total	$ 1,556
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amount in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Double Eagle Petroleum Co.	$ 3,050	$ -	$ 2,039	$ -	$ -
PICO Holdings, Inc.	26,509	-	27,964	-	-
TAG Oil Ltd.	13,370	1,311	1,897	-	7,147
TAG Oil Ltd. (144A)	548	-	-	-	337
Total	$ 43,477	$ 1,311	$ 31,900	$ -	$ 7,484
Other Information

The following is a summary of the inputs used, as of July 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,009,781	$ 975,767	$ 2,880	$ 31,134
Consumer Staples	911,714	752,156	159,558	-
Energy	869,445	846,151	23,294	-
Financials	1,347,342	1,331,566	15,776	-
Health Care	1,196,227	1,146,238	49,989	-
Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Industrials	$ 721,734	$ 721,734	$ -	$ -
Information Technology	1,677,340	1,610,441	28,145	38,754
Materials	229,757	229,757	-	-
Telecommunication Services	183,480	183,480	-	-
Utilities	125,816	125,816	-	-
Corporate Bonds	6,132	-	6,132	-
U.S. Government and Government Agency Obligations	2,310	-	2,310	-
Preferred Securities	10,489	-	10,489	-
Money Market Funds	338,529	338,529	-	-
Total Investments in Securities:	$ 8,630,096	$ 8,261,635	$ 298,573	$ 69,888
Derivative Instruments:
Assets
Futures Contracts	$ 38	$ 38	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value (000's)
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 38	$ -
Total Value of Derivatives	$ 38	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Other Information
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	86.0%
Canada	2.3%
Switzerland	1.8%
Japan	1.7%
Ireland	1.6%
United Kingdom	1.6%
Netherlands	1.3%
Israel	1.1%
Others (Individually Less Than 1%)	2.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2014

Assets
Investment in securities, at value (including securities loaned of $55,005) - See accompanying schedule: Unaffiliated issuers (cost $6,693,094)	$ 8,284,083
Fidelity Central Funds (cost $338,529)	338,529
Other affiliated issuers (cost $17,417)	7,484
Total Investments (cost $7,049,040)		$ 8,630,096
Receivable for investments sold		74,611
Receivable for fund shares sold		3,801
Dividends receivable		9,011
Interest receivable		9
Distributions receivable from Fidelity Central Funds		60
Receivable from investment adviser for expense reductions		2
Other receivables		6,173
Total assets		8,723,763

Liabilities
Payable for investments purchased	$ 116,549
Payable for fund shares redeemed	5,548
Accrued management fee	2,648
Payable for daily variation margin for derivative instruments	959
Other affiliated payables	1,119
Other payables and accrued expenses	546
Collateral on securities loaned, at value	58,806
Total liabilities		186,175

Net Assets		$ 8,537,588
Net Assets consist of:
Paid in capital		$ 5,821,891
Undistributed net investment income		74,179
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,060,449
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,581,069
Net Assets		$ 8,537,588

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2014

Dividend Growth: Net Asset Value, offering price and redemption price per share ($6,480,908 ÷ 173,885 shares)	$ 37.27

Class K: Net Asset Value, offering price and redemption price per share ($2,056,680 ÷ 55,185 shares)	$ 37.27

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2014

Investment Income
Dividends		$ 177,941
Interest		1,253
Income from Fidelity Central Funds		1,556
Total income		180,750

Expenses
Management fee Basic fee	$ 46,667
Performance adjustment	(15,569)
Transfer agent fees	12,383
Accounting and security lending fees	1,234
Custodian fees and expenses	283
Independent trustees' compensation	36
Registration fees	81
Audit	83
Legal	37
Interest	1
Miscellaneous	70
Total expenses before reductions	45,306
Expense reductions	(204)	45,102
Net investment income (loss)		135,648
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,411,248
Other affiliated issuers	(22,107)
Foreign currency transactions	(955)
Futures contracts	12,645
Total net realized gain (loss)		1,400,831
Change in net unrealized appreciation (depreciation) on: Investment securities	(186,709)
Assets and liabilities in foreign currencies	(17)
Futures contracts	38
Total change in net unrealized appreciation (depreciation)		(186,688)
Net gain (loss)		1,214,143
Net increase (decrease) in net assets resulting from operations		$ 1,349,791

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2014	Year ended July 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 135,648	$ 98,270
Net realized gain (loss)	1,400,831	698,723
Change in net unrealized appreciation (depreciation)	(186,688)	1,016,174
Net increase (decrease) in net assets resulting from operations	1,349,791	1,813,167
Distributions to shareholders from net investment income	(90,956)	(73,780)
Distributions to shareholders from net realized gain	(759,327)	(120,844)
Total distributions	(850,283)	(194,624)
Share transactions - net increase (decrease)	(233,820)	(472,835)
Total increase (decrease) in net assets	265,688	1,145,708

Net Assets
Beginning of period	8,271,900	7,126,192
End of period (including undistributed net investment income of $74,179 and undistributed net investment income of $41,183, respectively)	$ 8,537,588	$ 8,271,900

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Dividend Growth

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 35.33	$ 28.61	$ 28.96	$ 23.84	$ 20.25
Income from Investment Operations
Net investment income (loss) B	.56	.40	.20	.12	.13E
Net realized and unrealized gain (loss)	4.98	7.12	(.41)	5.23	3.63
Total from investment operations	5.54	7.52	(.21)	5.35	3.76
Distributions from net investment income	(.37)	(.30)	(.12)	(.15)	(.12)
Distributions from net realized gain	(3.23)	(.50)	(.02)	(.08)	(.05)
Total distributions	(3.60)	(.80)	(.14)	(.23)	(.17)
Net asset value, end of period	$ 37.27	$ 35.33	$ 28.61	$ 28.96	$ 23.84
Total ReturnA	17.30%	26.83%	(.67)%	22.57%	18.59%
Ratios to Average Net Assets C, F
Expenses before reductions	.56%	.63%	.91%	.93%	.93%
Expenses net of fee waivers, if any	.56%	.63%	.91%	.93%	.93%
Expenses net of all reductions	.56%	.62%	.91%	.93%	.92%
Net investment income (loss)	1.58%	1.26%	.75%	.44%	.56%E
Supplemental Data
Net assets, end of period (in millions)	$ 6,481	$ 6,633	$ 5,905	$ 9,309	$ 7,730
Portfolio turnover rateD	99%	69%	63% G	67%	85%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .40%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 35.34	$ 28.62	$ 28.98	$ 23.86	$ 20.26
Income from Investment Operations
Net investment income (loss) B	.60	.45	.25	.17	.18E
Net realized and unrealized gain (loss)	4.97	7.12	(.43)	5.22	3.63
Total from investment operations	5.57	7.57	(.18)	5.39	3.81
Distributions from net investment income	(.42)	(.35)	(.17)	(.20)	(.16)
Distributions from net realized gain	(3.23)	(.50)	(.02)	(.08)	(.05)
Total distributions	(3.64) J	(.85)	(.18)I	(.27)H	(.21)
Net asset value, end of period	$ 37.27	$ 35.34	$ 28.62	$ 28.98	$ 23.86
Total ReturnA	17.44%	27.04%	(.52)%	22.79%	18.86%
Ratios to Average Net Assets C, F
Expenses before reductions	.44%	.48%	.75%	.78%	.72%
Expenses net of fee waivers, if any	.43%	.48%	.75%	.78%	.72%
Expenses net of all reductions	.43%	.47%	.75%	.77%	.71%
Net investment income (loss)	1.70%	1.41%	.91%	.60%	.76%E
Supplemental Data
Net assets, end of period (in millions)	$ 2,057	$ 1,639	$ 1,221	$ 634	$ 355
Portfolio turnover rateD	99%	69%	63% G	67%	85%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .60%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Portfolio turnover rate excludes securities received or delivered in-kind.

H Total distributions of $.27 per share is comprised of distributions from net investment income of $.197 and distributions from net realized gain of $.077 per share.

I Total distributions of $.18 per share is comprised of distributions from net investment income of $.169 and distributions from net realized gain of $.015 per share.

J Total distributions of $3.64 per share is comprised of distributions from net investment income of $.419 and distributions from net realized gain of $3.225 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2014

(Amounts in thousands except percentages)

1. Organization.

Fidelity Dividend Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Dividend Growth, and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations are

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of

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3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, original issue discount, contingent interest, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,652,762
Gross unrealized depreciation	(74,187)
Net unrealized appreciation (depreciation) on securities	$ 1,578,575

Tax Cost	$ 7,051,521

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 161,534
Undistributed long-term capital gain	$ 976,013
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,578,589

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2014	July 31, 2013
Ordinary Income	$ 309,025	$ 80,019
Long-term Capital Gains	541,258	114,605
Total	$ 850,283	$ 194,624

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $12,645 and a change in net unrealized appreciation (depreciation) of $38 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $8,175,346 and $9,295,276 respectively.

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6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Dividend Growth as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .37% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Dividend Growth. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Dividend Growth	$ 11,554.17
Class K	829.05
	$ 12,383

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $180 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 10,376.36%		$ 1

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $1.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $14 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the

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8. Security Lending - continued

borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,384, including $15 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $150 for the period.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $54.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2014	2013
From net investment income
Dividend Growth	$ 70,700	$ 58,843
Class K	20,256	14,937
Total	$ 90,956	$ 73,780
From net realized gain
Dividend Growth	$ 606,886	$ 99,450
Class K	152,441	21,394
Total	$ 759,327	$ 120,844

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
Dividend Growth
Shares sold	11,713	18,652	$ 413,381	$ 585,373
Reinvestment of distributions	19,201	4,994	630,027	147,845
Shares redeemed	(44,744)	(42,352)	(1,586,974)	(1,323,760)
Net increase (decrease)	(13,830)	(18,706)	$ (543,566)	$ (590,542)
Class K
Shares sold	14,508	13,098	$ 525,067	$ 414,093
Reinvestment of distributions	5,265	1,228	172,697	36,331
Shares redeemed	(10,980)	(10,587)	(388,018)	(332,717)
Net increase (decrease)	8,793	3,739	$ 309,746	$ 117,707

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Dividend Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Dividend Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 16, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 173 funds. Mr. Curvey oversees 397 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

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Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), a Director of FMR Co., Inc. (2007-2014) and was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

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Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Dividend Growth Fund voted to pay on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Dividend Growth	9/15/14	9/12/14	$0.322	$4.693

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2014 $1,098,980,760, or, if subsequently determined to be different, the net capital gain of such year.

Dividend Growth designates 24% and 43% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Dividend Growth designates 32% and 54% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Dividend Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in January 2014.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Dividend Growth Fund

The Board has discussed with FMR the fund's underperformance (based on the December 31, 2013 data presented herein) and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved for more recent periods.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Dividend Growth Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC).

FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

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(Hong Kong) Limited

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(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.,
New York, NY

The Fidelity Telephone Connection

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DGF-UANN-0914
1.789245.111

Fidelity®

Dividend Growth

Fund -

Class K

Annual Report

July 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2014	Past 1 year	Past 5 years	Past 10 years
Class K A	17.44%	16.72%	7.56%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Dividend Growth Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Dividend Growth Fund - Class K on July 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. See footnote A above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12-month period ending July 31, 2014, supported by corporate profits and continued low interest rates. The S&P 500® Index rose 16.94%, reaching an all-time high near period end. The technology-heavy Nasdaq Composite Index® gained 22.00%. The Russell 2000® Index returned 8.56%, reflecting the relatively lackluster performance of small-cap stocks. Information technology (+28%) was the top-performing sector within the S&P 500®, driven by strong semiconductor and computer hardware sales. Materials (+23%) gained amid higher prices for many commodity products. Health care (+21%) rose, driven by gains in pharmaceuticals, biotechnology & life sciences companies. Energy stocks (+19%) advanced in the latter part of the period amid healthy U.S. output and the threat of supply disruptions in Iraq. Conversely, most defensive sectors, including consumer staples, utilities and telecommunication services, lagged the broader market. Volatility remained tame throughout most of the period, with markets supported by declining unemployment, near-record profit margins for companies, muted cost inflation and fairly low corporate debt levels. Geopolitical tension remained a concern at period end, with conflict in Ukraine and strained relations between Russia and the West posing a potential threat to global growth.

Comments from Ramona Persaud, who became Portfolio Manager of Fidelity® Dividend Growth Fund on January 1, 2014: For the year, the fund's Class K shares returned 17.44%, outpacing the S&P 500®. Versus the index, capital goods conglomerate General Electric was the fund's top individual contributor, largely due to timely ownership. We captured a nice gain as shares climbed during the first half of the period, but I sold the stake on valuation concerns just as I came onto the fund, which happened to be right before the stock fell. Elsewhere, it helped the fund to avoid the struggling shares of enterprise technology provider IBM through April, after which I established a postion and have been adding exposure as the stock's valuation has improved. We also had good picks in health care, including Covidien, as the fund benefited when the medical device maker's stock took off in June on news it would be acquired. Conversely, it hurt the most to avoid index name Intel because the chipmaker benefited from a cyclical improvement in the PC cycle. Comverse also detracted in tech, as the non-index telecommunications software developer struggled amid a turnaround under new management.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 to July 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense RatioB	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period* February 1, 2014 to July 31, 2014
Dividend Growth	.55%
Actual		$ 1,000.00	$ 1,089.40	$ 2.85
HypotheticalA		$ 1,000.00	$ 1,022.07	$ 2.76
Class K	.42%
Actual		$ 1,000.00	$ 1,090.40	$ 2.18
HypotheticalA		$ 1,000.00	$ 1,022.71	$ 2.11

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	4.0	3.0
Exxon Mobil Corp.	2.6	2.8
JPMorgan Chase & Co.	2.5	2.1
Microsoft Corp.	2.4	2.6
Johnson & Johnson	2.3	2.0
Chevron Corp.	2.2	2.1
Wells Fargo & Co.	2.1	2.2
Verizon Communications, Inc.	1.9	0.0
Oracle Corp.	1.7	1.6
Amgen, Inc.	1.6	1.7
	23.3
Top Five Market Sectors as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	19.6	19.4
Financials	15.9	14.7
Health Care	14.0	11.8
Consumer Discretionary	11.9	13.1
Consumer Staples	10.7	11.7
Asset Allocation (% of fund's net assets)
As of July 31, 2014*		As of January 31, 2014**
	Stocks and Equity Futures 97.0%		Stocks and Equity Futures 97.4%
	Convertible Securities 0.5%		Convertible Securities 0.2%
	Other Investments 0.1%		Other Investments 0.1%
	Short-Term Investments and Net Other Assets (Liabilities) 2.4%		Short-Term Investments and Net Other Assets (Liabilities) 2.3%
* Foreign investments	14.0%	** Foreign investments	17.0%

Annual Report

Investments July 31, 2014

Showing Percentage of Net Assets

Common Stocks - 96.5%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 11.5%
Auto Components - 0.8%
Johnson Controls, Inc.	1,415,436	$ 66,865
Diversified Consumer Services - 0.6%
H&R Block, Inc.	1,567,620	50,368
Hotels, Restaurants & Leisure - 2.0%
ARAMARK Holdings Corp.	1,654,400	44,603
Brinker International, Inc.	909,961	40,803
Darden Restaurants, Inc. (e)	1,286,100	60,125
Wyndham Worldwide Corp.	348,191	26,306
		171,837
Household Durables - 0.5%
Taylor Wimpey PLC	22,670,137	42,599
Media - 4.1%
Altice S.A.	360,400	20,682
Atresmedia Corporacion de Medios de Comunicacion SA (e)	1,881,566	27,689
CBS Corp. Class B	840,642	47,774
Comcast Corp. Class A	1,868,696	100,405
MDC Partners, Inc. Class A (sub. vtg.)	1,085,908	22,797
Time Warner Cable, Inc.	349,200	50,669
Time Warner, Inc.	936,217	77,725
		347,741
Multiline Retail - 0.4%
Dillard's, Inc. Class A	302,900	36,112
Specialty Retail - 1.9%
AutoZone, Inc. (a)	134,100	69,334
Foot Locker, Inc.	943,079	44,825
GameStop Corp. Class A	1,039,900	43,645
VT Holdings Co. Ltd.	537,100	2,880
		160,684
Textiles, Apparel & Luxury Goods - 1.2%
NIKE, Inc. Class B	644,364	49,700
VF Corp.	860,800	52,741
		102,441
TOTAL CONSUMER DISCRETIONARY		978,647
CONSUMER STAPLES - 10.7%
Beverages - 3.5%
Dr. Pepper Snapple Group, Inc.	1,278,208	75,108
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Beverages - continued
PepsiCo, Inc.	1,237,600	$ 109,033
The Coca-Cola Co.	2,826,138	111,039
		295,180
Food & Staples Retailing - 2.5%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	795,100	21,760
Kroger Co.	1,776,209	86,999
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	489,201	24,274
Tsuruha Holdings, Inc.	125,500	7,204
Walgreen Co.	1,097,936	75,505
		215,742
Food Products - 1.7%
Archer Daniels Midland Co.	1,082,060	50,208
Bunge Ltd.	478,580	37,731
Greencore Group PLC	7,964,077	35,537
Hilton Food Group PLC	641,474	5,136
Kellogg Co.	266,800	15,963
		144,575
Tobacco - 3.0%
British American Tobacco PLC (United Kingdom)	1,445,503	84,681
Japan Tobacco, Inc.	1,924,300	67,673
Lorillard, Inc.	1,096,256	66,302
Philip Morris International, Inc.	458,000	37,561
		256,217
TOTAL CONSUMER STAPLES		911,714
ENERGY - 10.2%
Energy Equipment & Services - 0.7%
Aspen Aerogels, Inc. (a)	754,877	6,115
National Oilwell Varco, Inc.	625,842	50,718
		56,833
Oil, Gas & Consumable Fuels - 9.5%
Access Midstream Partners LP	400,136	24,096
Chevron Corp.	1,466,600	189,543
ConocoPhillips Co.	1,118,647	92,288
Emerald Oil, Inc. warrants 2/4/16 (a)	171,198	0
EQT Midstream Partners LP	493,800	42,733
Exxon Mobil Corp.	2,271,797	224,772
MPLX LP	867,322	49,221
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Northern Oil & Gas, Inc. (a)	1,886,790	$ 30,358
Phillips 66 Partners LP	599,536	38,340
PrairieSky Royalty Ltd. (e)	895,600	32,363
Suncor Energy, Inc.	1,564,400	64,235
TAG Oil Ltd. (a)(e)(f)	3,116,900	7,147
TAG Oil Ltd. (a)(e)(f)(g)	146,900	337
Woodside Petroleum Ltd.	437,638	17,179
		812,612
TOTAL ENERGY		869,445
FINANCIALS - 15.8%
Banks - 9.6%
Bank of America Corp.	8,042,617	122,650
Citigroup, Inc.	2,324,961	113,714
JPMorgan Chase & Co.	3,665,835	211,409
Nordea Bank AB	4,045,990	54,430
SunTrust Banks, Inc.	1,132,300	43,084
U.S. Bancorp	2,328,269	97,857
Wells Fargo & Co.	3,541,093	180,242
		823,386
Capital Markets - 1.8%
Ameriprise Financial, Inc.	355,600	42,530
BlackRock, Inc. Class A	121,080	36,897
Carlyle Group LP	438,707	14,644
Monex Group, Inc.	4,910,700	15,776
The Blackstone Group LP	1,344,784	43,948
		153,795
Consumer Finance - 1.0%
Capital One Financial Corp.	1,053,567	83,801
Diversified Financial Services - 0.8%
McGraw Hill Financial, Inc.	863,727	69,288
Insurance - 2.5%
Allied World Assurance Co. Holdings Ltd.	1,782,724	64,196
Aspen Insurance Holdings Ltd.	989,358	39,584
Reinsurance Group of America, Inc.	377,014	30,259
The Chubb Corp.	195,700	16,969
The Travelers Companies, Inc.	649,168	58,139
		209,147
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.1%
WSFS Financial Corp.	110,701	$ 7,925
TOTAL FINANCIALS		1,347,342
HEALTH CARE - 14.0%
Biotechnology - 2.6%
Amgen, Inc.	1,105,110	140,780
Gilead Sciences, Inc. (a)	906,241	82,966
		223,746
Health Care Equipment & Supplies - 2.2%
Covidien PLC	1,116,900	96,623
Medtronic, Inc.	622,600	38,439
The Cooper Companies, Inc.	333,784	53,699
		188,761
Health Care Providers & Services - 1.9%
Cardinal Health, Inc.	1,097,003	78,600
McKesson Corp.	429,258	82,357
		160,957
Health Care Technology - 0.1%
CompuGroup Medical AG	424,300	10,568
Life Sciences Tools & Services - 1.0%
Agilent Technologies, Inc.	855,400	47,979
Lonza Group AG	316,798	35,209
		83,188
Pharmaceuticals - 6.2%
AbbVie, Inc.	1,975,651	103,406
Astellas Pharma, Inc.	3,404,000	46,160
Horizon Pharma, Inc. warrants 9/25/17 (a)	932,200	3,829
Johnson & Johnson	1,916,743	191,847
Merck & Co., Inc.	2,078,300	117,923
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,230,700	65,842
		529,007
TOTAL HEALTH CARE		1,196,227
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - 8.4%
Aerospace & Defense - 2.6%
The Boeing Co.	820,700	$ 98,878
United Technologies Corp.	1,143,966	120,288
		219,166
Air Freight & Logistics - 0.9%
FedEx Corp.	509,452	74,828
Airlines - 0.5%
Delta Air Lines, Inc.	1,078,800	40,412
Electrical Equipment - 0.2%
Generac Holdings, Inc. (a)	489,194	21,231
Industrial Conglomerates - 1.9%
Danaher Corp.	1,166,392	86,173
Roper Industries, Inc.	523,044	75,355
		161,528
Machinery - 0.5%
Manitowoc Co., Inc.	646,375	17,168
Valmont Industries, Inc.	194,500	28,325
		45,493
Professional Services - 0.5%
Dun & Bradstreet Corp.	435,202	47,885
Road & Rail - 1.3%
CSX Corp.	805,322	24,095
Union Pacific Corp.	885,930	87,096
		111,191
TOTAL INDUSTRIALS		721,734
INFORMATION TECHNOLOGY - 19.6%
Communications Equipment - 2.3%
Cisco Systems, Inc.	4,228,486	106,685
QUALCOMM, Inc.	1,185,883	87,400
		194,085
Electronic Equipment & Components - 0.7%
TE Connectivity Ltd.	923,994	57,186
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 2.4%
Google, Inc.:
Class A (a)	178,612	$ 103,515
Class C (a)	178,612	102,095
		205,610
IT Services - 4.1%
Amdocs Ltd.	974,082	44,165
ASAC II LP (j)	2,514,134	38,754
Computer Sciences Corp.	552,061	34,443
Fidelity National Information Services, Inc.	1,335,150	75,302
IBM Corp.	358,500	68,714
Total System Services, Inc.	679,785	21,753
Visa, Inc. Class A	292,062	61,628
Xerox Corp.	706,734	9,371
		354,130
Semiconductors & Semiconductor Equipment - 0.3%
MediaTek, Inc.	1,823,000	28,145
Software - 4.9%
Activision Blizzard, Inc.	1,709,717	38,263
Comverse, Inc. (a)	934,877	24,008
Electronic Arts, Inc. (a)	371,503	12,483
Microsoft Corp.	4,715,816	203,535
Oracle Corp.	3,515,560	141,993
		420,282
Technology Hardware, Storage & Peripherals - 4.9%
Apple, Inc.	3,561,918	340,406
EMC Corp.	2,644,900	77,496
		417,902
TOTAL INFORMATION TECHNOLOGY		1,677,340
MATERIALS - 2.7%
Chemicals - 2.3%
Cabot Corp.	487,048	25,516
Eastman Chemical Co.	196,899	15,512
LyondellBasell Industries NV Class A	698,138	74,177
Potash Corp. of Saskatchewan, Inc. (e)	1,506,400	53,481
W.R. Grace & Co. (a)	311,091	28,309
Westlake Chem Partners LP (a)	16,100	489
		197,484
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Containers & Packaging - 0.0%
Nampak Ltd.	42	$ 0*
Metals & Mining - 0.4%
Freeport-McMoRan Copper & Gold, Inc.	867,100	32,273
TOTAL MATERIALS		229,757
TELECOMMUNICATION SERVICES - 2.1%
Diversified Telecommunication Services - 2.1%
Verizon Communications, Inc.	3,342,900	168,549
Verizon Communications, Inc. CDI	292,480	14,931
		183,480
UTILITIES - 1.5%
Electric Utilities - 1.0%
Edison International	689,800	37,801
NRG Yield, Inc. Class A	338,600	17,692
Xcel Energy, Inc.	983,752	30,300
		85,793
Multi-Utilities - 0.5%
CMS Energy Corp.	1,383,445	40,023
TOTAL UTILITIES		125,816
TOTAL COMMON STOCKS (Cost $6,680,512)		8,241,502
Convertible Preferred Stocks - 0.4%

CONSUMER DISCRETIONARY - 0.4%
Auto Components - 0.4%
Mobileye NV 0.00% (j) (Cost $9,659)	1,383,745	31,134
Convertible Bonds - 0.1%
		Principal Amount (d) (000s)	Value (000s)
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc. 3% 2/27/17 (Cost $7,356)		$ 7,356	$ 6,132
U.S. Treasury Obligations - 0.0%

U.S. Treasury Bills, yield at date of purchase 0.03% 8/21/14 to 10/23/14 (i) (Cost $2,310)		2,310	2,310
Preferred Securities - 0.1%

FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Baggot Securities Ltd. 10.24% (g)(h) (Cost $10,674)	EUR	6,950	10,489
Money Market Funds - 4.0%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	279,722,596	279,723
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	58,806,419	58,806
TOTAL MONEY MARKET FUNDS (Cost $338,529)		338,529
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $7,049,040)		8,630,096
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(92,508)
NET ASSETS - 100%		$ 8,537,588
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
476 CME E-mini S&P 500 Index Contracts (United States)	Sept. 2014	$ 45,810	$ 38

The face value of futures purchased as a percentage of net assets is 0.5%
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,826,000 or 0.1% of net assets.

(h) Security is perpetual in nature with no stated maturity date.
(i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,310,000.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $69,888,000 or 0.8% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
ASAC II LP	10/10/13	$ 25,141
Mobileye NV 0.00%	8/15/13	$ 9,659

* Amount represents less than $1,000

See accompanying notes which are an integral part of the financial statements.

Annual Report

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amount in thousands)
Fidelity Cash Central Fund	$ 172
Fidelity Securities Lending Cash Central Fund	1,384
Total	$ 1,556
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amount in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Double Eagle Petroleum Co.	$ 3,050	$ -	$ 2,039	$ -	$ -
PICO Holdings, Inc.	26,509	-	27,964	-	-
TAG Oil Ltd.	13,370	1,311	1,897	-	7,147
TAG Oil Ltd. (144A)	548	-	-	-	337
Total	$ 43,477	$ 1,311	$ 31,900	$ -	$ 7,484
Other Information

The following is a summary of the inputs used, as of July 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,009,781	$ 975,767	$ 2,880	$ 31,134
Consumer Staples	911,714	752,156	159,558	-
Energy	869,445	846,151	23,294	-
Financials	1,347,342	1,331,566	15,776	-
Health Care	1,196,227	1,146,238	49,989	-
Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Industrials	$ 721,734	$ 721,734	$ -	$ -
Information Technology	1,677,340	1,610,441	28,145	38,754
Materials	229,757	229,757	-	-
Telecommunication Services	183,480	183,480	-	-
Utilities	125,816	125,816	-	-
Corporate Bonds	6,132	-	6,132	-
U.S. Government and Government Agency Obligations	2,310	-	2,310	-
Preferred Securities	10,489	-	10,489	-
Money Market Funds	338,529	338,529	-	-
Total Investments in Securities:	$ 8,630,096	$ 8,261,635	$ 298,573	$ 69,888
Derivative Instruments:
Assets
Futures Contracts	$ 38	$ 38	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value (000's)
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 38	$ -
Total Value of Derivatives	$ 38	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Other Information
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	86.0%
Canada	2.3%
Switzerland	1.8%
Japan	1.7%
Ireland	1.6%
United Kingdom	1.6%
Netherlands	1.3%
Israel	1.1%
Others (Individually Less Than 1%)	2.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2014

Assets
Investment in securities, at value (including securities loaned of $55,005) - See accompanying schedule: Unaffiliated issuers (cost $6,693,094)	$ 8,284,083
Fidelity Central Funds (cost $338,529)	338,529
Other affiliated issuers (cost $17,417)	7,484
Total Investments (cost $7,049,040)		$ 8,630,096
Receivable for investments sold		74,611
Receivable for fund shares sold		3,801
Dividends receivable		9,011
Interest receivable		9
Distributions receivable from Fidelity Central Funds		60
Receivable from investment adviser for expense reductions		2
Other receivables		6,173
Total assets		8,723,763

Liabilities
Payable for investments purchased	$ 116,549
Payable for fund shares redeemed	5,548
Accrued management fee	2,648
Payable for daily variation margin for derivative instruments	959
Other affiliated payables	1,119
Other payables and accrued expenses	546
Collateral on securities loaned, at value	58,806
Total liabilities		186,175

Net Assets		$ 8,537,588
Net Assets consist of:
Paid in capital		$ 5,821,891
Undistributed net investment income		74,179
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,060,449
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,581,069
Net Assets		$ 8,537,588

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2014

Dividend Growth: Net Asset Value, offering price and redemption price per share ($6,480,908 ÷ 173,885 shares)	$ 37.27

Class K: Net Asset Value, offering price and redemption price per share ($2,056,680 ÷ 55,185 shares)	$ 37.27

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2014

Investment Income
Dividends		$ 177,941
Interest		1,253
Income from Fidelity Central Funds		1,556
Total income		180,750

Expenses
Management fee Basic fee	$ 46,667
Performance adjustment	(15,569)
Transfer agent fees	12,383
Accounting and security lending fees	1,234
Custodian fees and expenses	283
Independent trustees' compensation	36
Registration fees	81
Audit	83
Legal	37
Interest	1
Miscellaneous	70
Total expenses before reductions	45,306
Expense reductions	(204)	45,102
Net investment income (loss)		135,648
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,411,248
Other affiliated issuers	(22,107)
Foreign currency transactions	(955)
Futures contracts	12,645
Total net realized gain (loss)		1,400,831
Change in net unrealized appreciation (depreciation) on: Investment securities	(186,709)
Assets and liabilities in foreign currencies	(17)
Futures contracts	38
Total change in net unrealized appreciation (depreciation)		(186,688)
Net gain (loss)		1,214,143
Net increase (decrease) in net assets resulting from operations		$ 1,349,791

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2014	Year ended July 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 135,648	$ 98,270
Net realized gain (loss)	1,400,831	698,723
Change in net unrealized appreciation (depreciation)	(186,688)	1,016,174
Net increase (decrease) in net assets resulting from operations	1,349,791	1,813,167
Distributions to shareholders from net investment income	(90,956)	(73,780)
Distributions to shareholders from net realized gain	(759,327)	(120,844)
Total distributions	(850,283)	(194,624)
Share transactions - net increase (decrease)	(233,820)	(472,835)
Total increase (decrease) in net assets	265,688	1,145,708

Net Assets
Beginning of period	8,271,900	7,126,192
End of period (including undistributed net investment income of $74,179 and undistributed net investment income of $41,183, respectively)	$ 8,537,588	$ 8,271,900

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Dividend Growth

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 35.33	$ 28.61	$ 28.96	$ 23.84	$ 20.25
Income from Investment Operations
Net investment income (loss) B	.56	.40	.20	.12	.13E
Net realized and unrealized gain (loss)	4.98	7.12	(.41)	5.23	3.63
Total from investment operations	5.54	7.52	(.21)	5.35	3.76
Distributions from net investment income	(.37)	(.30)	(.12)	(.15)	(.12)
Distributions from net realized gain	(3.23)	(.50)	(.02)	(.08)	(.05)
Total distributions	(3.60)	(.80)	(.14)	(.23)	(.17)
Net asset value, end of period	$ 37.27	$ 35.33	$ 28.61	$ 28.96	$ 23.84
Total ReturnA	17.30%	26.83%	(.67)%	22.57%	18.59%
Ratios to Average Net Assets C, F
Expenses before reductions	.56%	.63%	.91%	.93%	.93%
Expenses net of fee waivers, if any	.56%	.63%	.91%	.93%	.93%
Expenses net of all reductions	.56%	.62%	.91%	.93%	.92%
Net investment income (loss)	1.58%	1.26%	.75%	.44%	.56%E
Supplemental Data
Net assets, end of period (in millions)	$ 6,481	$ 6,633	$ 5,905	$ 9,309	$ 7,730
Portfolio turnover rateD	99%	69%	63% G	67%	85%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .40%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 35.34	$ 28.62	$ 28.98	$ 23.86	$ 20.26
Income from Investment Operations
Net investment income (loss) B	.60	.45	.25	.17	.18E
Net realized and unrealized gain (loss)	4.97	7.12	(.43)	5.22	3.63
Total from investment operations	5.57	7.57	(.18)	5.39	3.81
Distributions from net investment income	(.42)	(.35)	(.17)	(.20)	(.16)
Distributions from net realized gain	(3.23)	(.50)	(.02)	(.08)	(.05)
Total distributions	(3.64) J	(.85)	(.18)I	(.27)H	(.21)
Net asset value, end of period	$ 37.27	$ 35.34	$ 28.62	$ 28.98	$ 23.86
Total ReturnA	17.44%	27.04%	(.52)%	22.79%	18.86%
Ratios to Average Net Assets C, F
Expenses before reductions	.44%	.48%	.75%	.78%	.72%
Expenses net of fee waivers, if any	.43%	.48%	.75%	.78%	.72%
Expenses net of all reductions	.43%	.47%	.75%	.77%	.71%
Net investment income (loss)	1.70%	1.41%	.91%	.60%	.76%E
Supplemental Data
Net assets, end of period (in millions)	$ 2,057	$ 1,639	$ 1,221	$ 634	$ 355
Portfolio turnover rateD	99%	69%	63% G	67%	85%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .60%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Portfolio turnover rate excludes securities received or delivered in-kind.

H Total distributions of $.27 per share is comprised of distributions from net investment income of $.197 and distributions from net realized gain of $.077 per share.

I Total distributions of $.18 per share is comprised of distributions from net investment income of $.169 and distributions from net realized gain of $.015 per share.

J Total distributions of $3.64 per share is comprised of distributions from net investment income of $.419 and distributions from net realized gain of $3.225 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2014

(Amounts in thousands except percentages)

1. Organization.

Fidelity Dividend Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Dividend Growth, and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations are

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, original issue discount, contingent interest, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,652,762
Gross unrealized depreciation	(74,187)
Net unrealized appreciation (depreciation) on securities	$ 1,578,575

Tax Cost	$ 7,051,521

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 161,534
Undistributed long-term capital gain	$ 976,013
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,578,589

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2014	July 31, 2013
Ordinary Income	$ 309,025	$ 80,019
Long-term Capital Gains	541,258	114,605
Total	$ 850,283	$ 194,624

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $12,645 and a change in net unrealized appreciation (depreciation) of $38 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $8,175,346 and $9,295,276 respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Dividend Growth as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .37% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Dividend Growth. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Dividend Growth	$ 11,554.17
Class K	829.05
	$ 12,383

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $180 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 10,376.36%		$ 1

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $1.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $14 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the

Annual Report

8. Security Lending - continued

borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,384, including $15 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $150 for the period.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $54.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2014	2013
From net investment income
Dividend Growth	$ 70,700	$ 58,843
Class K	20,256	14,937
Total	$ 90,956	$ 73,780
From net realized gain
Dividend Growth	$ 606,886	$ 99,450
Class K	152,441	21,394
Total	$ 759,327	$ 120,844

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
Dividend Growth
Shares sold	11,713	18,652	$ 413,381	$ 585,373
Reinvestment of distributions	19,201	4,994	630,027	147,845
Shares redeemed	(44,744)	(42,352)	(1,586,974)	(1,323,760)
Net increase (decrease)	(13,830)	(18,706)	$ (543,566)	$ (590,542)
Class K
Shares sold	14,508	13,098	$ 525,067	$ 414,093
Reinvestment of distributions	5,265	1,228	172,697	36,331
Shares redeemed	(10,980)	(10,587)	(388,018)	(332,717)
Net increase (decrease)	8,793	3,739	$ 309,746	$ 117,707

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Dividend Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Dividend Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 16, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 173 funds. Mr. Curvey oversees 397 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), a Director of FMR Co., Inc. (2007-2014) and was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Dividend Growth Fund voted to pay on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class K	9/15/14	9/12/14	$0.351	$4.693

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2014 $1,098,980,760, or, if subsequently determined to be different, the net capital gain of such year.

Class K designates 23% and 42% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 31% and 52% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Dividend Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in January 2014.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Dividend Growth Fund

The Board has discussed with FMR the fund's underperformance (based on the December 31, 2013 data presented herein) and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved for more recent periods.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Dividend Growth Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC).

FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.,
New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

DGF-K-UANN-0914
1.863064.105

Fidelity®

Growth & Income

Portfolio

Annual Report

July 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2014	Past 1 year	Past 5 years	Past 10 years
Fidelity® Growth & Income Portfolio	15.16%	16.81%	3.96%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth & Income Portfolio, a class of the fund, on July 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12-month period ending July 31, 2014, supported by corporate profits and continued low interest rates. The S&P 500® Index rose 16.94%, reaching an all-time high near period end. The technology-heavy Nasdaq Composite Index® gained 22.00%. The Russell 2000® Index returned 8.56%, reflecting the relatively lackluster performance of small-cap stocks. Information technology (+28%) was the top-performing sector within the S&P 500®, driven by strong semiconductor and computer hardware sales. Materials (+23%) gained amid higher prices for many commodity products. Health care (+21%) rose, driven by gains in pharmaceuticals, biotechnology & life sciences companies. Energy stocks (+19%) advanced in the latter part of the period amid healthy U.S. output and the threat of supply disruptions in Iraq. Conversely, most defensive sectors, including consumer staples, utilities and telecommunication services, lagged the broader market. Volatility remained tame throughout most of the period, with markets supported by declining unemployment, near-record profit margins for companies, muted cost inflation and fairly low corporate debt levels. Geopolitical tension remained a concern at period end, with conflict in Ukraine and strained relations between Russia and the West posing a potential threat to global growth.

Comments from Matthew Fruhan, Portfolio Manager of Fidelity® Growth & Income Fund: For the year, the fund's Retail Class shares returned 15.16%, underperforming the S&P 500®. Relative to the index, it hurt the most to overweight big-box retailer Target, which was among the fund's biggest holdings. The lingering effects of the firm's troubled expansion into Canada and a holiday-season credit breach continued to weigh on the stock, but this weak stretch allowed me to add to it at an attractive valuation. My picks in industrials and consumer discretionary also were weak. We had some financials stocks place among our biggest individual detractors, including investment banks Citigroup and JPMorgan Chase, both of which were among the fund's biggest holdings. Conversely, stock selection in consumer staples helped the most, especially drugstore chain Walgreen, while an overweight in tobacco stocks benefited the fund. Lorillard was a top relative contributor here. Picks in energy also added value, most notably an overweight in the outperforming shares of natural gas pipeline firm Williams Companies.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 to July 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period* February 1, 2014 to July 31, 2014
Growth and Income	.64%
Actual		$ 1,000.00	$ 1,098.10	$ 3.33
Hypothetical A		$ 1,000.00	$ 1,021.62	$ 3.21
Class K	.52%
Actual		$ 1,000.00	$ 1,098.80	$ 2.71
Hypothetical A		$ 1,000.00	$ 1,022.22	$ 2.61

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	4.0	3.8
Apple, Inc.	3.9	3.5
Microsoft Corp.	3.2	3.0
General Electric Co.	3.0	3.0
Chevron Corp.	2.8	2.5
Citigroup, Inc.	2.2	2.1
Verizon Communications, Inc.	2.1	1.4
Target Corp.	2.0	1.8
Comcast Corp. Class A	2.0	1.9
Procter & Gamble Co.	1.8	1.9
	27.0
Top Five Market Sectors as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	19.9	19.6
Financials	19.6	19.3
Consumer Staples	11.9	12.3
Industrials	11.5	11.2
Energy	10.9	11.4
Asset Allocation (% of fund's net assets)
As of July 31, 2014*		As of January 31, 2014**
	Stocks 98.8%		Stocks 98.9%
	Convertible Securities 1.0%		Convertible Securities 1.1%
	Other Investments 0.0%		Other Investments 0.1%
	Short-Term Investments and Net Other Assets (Liabilities) 0.2%		Short-Term Investments and Net Other Assets (Liabilities) (0.1)%†
* Foreign investments	12.9%	** Foreign investments	13.0%

† Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart.

Annual Report

Investments July 31, 2014

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 10.3%
Automobiles - 0.1%
General Motors Co.	159,300	$ 5,388
Diversified Consumer Services - 0.4%
H&R Block, Inc.	816,207	26,225
Hotels, Restaurants & Leisure - 1.7%
Darden Restaurants, Inc.	606,500	28,354
Domino's Pizza, Inc.	62,500	4,500
McDonald's Corp.	413,061	39,059
Yum! Brands, Inc.	814,244	56,509
		128,422
Household Durables - 0.1%
Tupperware Brands Corp.	153,700	11,186
Media - 3.9%
Comcast Corp. Class A	2,739,400	147,188
Lamar Advertising Co. Class A	125,900	6,314
Scripps Networks Interactive, Inc. Class A	97,689	8,051
Sinclair Broadcast Group, Inc. Class A (e)	902,261	29,152
Time Warner, Inc.	1,093,217	90,759
Viacom, Inc. Class B (non-vtg.)	117,000	9,672
		291,136
Multiline Retail - 2.0%
Target Corp.	2,582,025	153,863
Specialty Retail - 2.0%
DSW, Inc. Class A	457,900	12,176
Lewis Group Ltd.	461,269	2,732
Lowe's Companies, Inc.	2,134,479	102,135
Sally Beauty Holdings, Inc. (a)	365,600	9,487
Staples, Inc.	609,840	7,068
TJX Companies, Inc.	252,000	13,429
		147,027
Textiles, Apparel & Luxury Goods - 0.1%
adidas AG	88,800	7,064
TOTAL CONSUMER DISCRETIONARY		770,311
CONSUMER STAPLES - 11.9%
Beverages - 3.5%
Diageo PLC	786,029	23,606
Molson Coors Brewing Co. Class B	294,212	19,868
PepsiCo, Inc.	712,014	62,728
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Beverages - continued
Pernod Ricard SA	63,200	$ 7,083
SABMiller PLC	555,948	30,392
The Coca-Cola Co.	2,964,403	116,471
		260,148
Food & Staples Retailing - 1.5%
CVS Caremark Corp.	592,104	45,213
Kroger Co.	476,771	23,352
Walgreen Co.	693,484	47,691
		116,256
Food Products - 0.4%
Kellogg Co.	543,354	32,509
Household Products - 1.9%
Procter & Gamble Co.	1,709,215	132,157
Svenska Cellulosa AB (SCA) (B Shares)	378,091	9,345
		141,502
Tobacco - 4.6%
British American Tobacco PLC sponsored ADR	1,075,923	126,313
Lorillard, Inc.	1,651,897	99,907
Philip Morris International, Inc.	942,771	77,317
Reynolds American, Inc.	743,000	41,497
		345,034
TOTAL CONSUMER STAPLES		895,449
ENERGY - 10.7%
Energy Equipment & Services - 1.0%
Ensco PLC Class A	479,623	24,293
National Oilwell Varco, Inc.	48,200	3,906
Oceaneering International, Inc.	129,200	8,774
Schlumberger Ltd.	345,032	37,398
		74,371
Oil, Gas & Consumable Fuels - 9.7%
Access Midstream Partners LP	193,533	11,655
Apache Corp.	577,268	59,262
BG Group PLC	3,318,464	65,438
Canadian Natural Resources Ltd.	820,700	35,776
Chevron Corp.	1,603,396	207,223
EQT Midstream Partners LP	76,600	6,629
EV Energy Partners LP	67,900	2,489
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Exxon Mobil Corp.	190,011	$ 18,800
Golar LNG Ltd.	185,400	11,422
Imperial Oil Ltd.	788,100	40,440
Magellan Midstream Partners LP	7,221	579
Markwest Energy Partners LP	873,982	61,004
MPLX LP	81,109	4,603
Occidental Petroleum Corp.	467,216	45,652
Peabody Energy Corp.	428,600	6,502
PrairieSky Royalty Ltd.	30,100	1,088
Suncor Energy, Inc.	1,817,150	74,613
The Williams Companies, Inc.	1,229,572	69,631
Western Gas Partners LP	100,800	7,470
		730,276
TOTAL ENERGY		804,647
FINANCIALS - 19.6%
Banks - 11.5%
Bank of America Corp.	8,004,656	122,071
Citigroup, Inc.	3,341,430	163,429
JPMorgan Chase & Co.	5,232,492	301,750
M&T Bank Corp.	95,560	11,611
PNC Financial Services Group, Inc.	590,154	48,723
Standard Chartered PLC (United Kingdom)	3,334,159	69,350
SunTrust Banks, Inc.	576,066	21,919
U.S. Bancorp	1,300,973	54,680
Wells Fargo & Co.	1,383,141	70,402
		863,935
Capital Markets - 4.8%
Apollo Investment Corp.	426,403	3,620
Ares Capital Corp.	318,300	5,319
Artisan Partners Asset Management, Inc.	156,100	8,133
BlackRock, Inc. Class A	25,500	7,771
Carlyle Group LP	232,900	7,774
Charles Schwab Corp.	2,434,743	67,564
Invesco Ltd.	167,200	6,292
KKR & Co. LP	2,044,543	46,861
Morgan Stanley	1,617,397	52,307
Northern Trust Corp.	750,964	50,232
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Capital Markets - continued
State Street Corp.	1,275,227	$ 89,827
The Blackstone Group LP	447,700	14,631
		360,331
Diversified Financial Services - 0.7%
IntercontinentalExchange Group, Inc.	164,217	31,566
TPG Specialty Lending, Inc. (e)	944,400	18,293
		49,859
Insurance - 1.6%
Arthur J. Gallagher & Co.	252,600	11,367
Brown & Brown, Inc.	123,600	3,804
Marsh & McLennan Companies, Inc.	350,646	17,802
MetLife, Inc.	1,295,689	68,153
MetLife, Inc. unit	301,200	9,111
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	64,000	544
Principal Financial Group, Inc.	201,200	9,996
		120,777
Real Estate Investment Trusts - 0.8%
American Homes 4 Rent (f)	258,675	4,713
CBL & Associates Properties, Inc.	996,509	18,635
First Potomac Realty Trust	193,418	2,551
Gaming & Leisure Properties	101,300	3,411
Sun Communities, Inc.	586,614	30,873
		60,183
Thrifts & Mortgage Finance - 0.2%
Radian Group, Inc.	1,140,368	14,437
TOTAL FINANCIALS		1,469,522
HEALTH CARE - 9.3%
Biotechnology - 1.3%
Amgen, Inc.	709,903	90,435
Intercept Pharmaceuticals, Inc. (a)	19,026	4,421
		94,856
Health Care Equipment & Supplies - 1.1%
Abbott Laboratories	496,504	20,913
Ansell Ltd.	266,311	4,675
ResMed, Inc. (e)	265,167	13,720
Steris Corp.	31,135	1,584
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Stryker Corp.	271,842	$ 21,685
Zimmer Holdings, Inc.	179,510	17,964
		80,541
Health Care Providers & Services - 1.7%
Cardinal Health, Inc.	282,300	20,227
Fresenius Medical Care AG & Co. KGaA	117,800	8,166
McKesson Corp.	317,887	60,990
Patterson Companies, Inc.	403,970	15,759
Quest Diagnostics, Inc.	420,384	25,685
		130,827
Health Care Technology - 0.0%
Quality Systems, Inc.	49,491	768
Pharmaceuticals - 5.2%
AbbVie, Inc.	688,401	36,031
Astellas Pharma, Inc.	1,082,900	14,685
GlaxoSmithKline PLC sponsored ADR	1,508,322	72,958
Johnson & Johnson	1,061,069	106,202
Merck & Co., Inc.	522,038	29,620
Novartis AG sponsored ADR	487,044	42,344
Sanofi SA	199,144	20,908
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,060,120	56,716
Zoetis, Inc. Class A	294,300	9,685
		389,149
TOTAL HEALTH CARE		696,141
INDUSTRIALS - 11.5%
Aerospace & Defense - 2.0%
Meggitt PLC	2,408,100	20,674
Rolls-Royce Group PLC	889,900	15,625
The Boeing Co.	593,189	71,467
United Technologies Corp.	390,282	41,038
		148,804
Air Freight & Logistics - 1.8%
C.H. Robinson Worldwide, Inc.	415,973	28,062
PostNL NV (a)	2,367,500	11,853
United Parcel Service, Inc. Class B	968,004	93,984
		133,899
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Airlines - 0.1%
Copa Holdings SA Class A	21,600	$ 3,280
Commercial Services & Supplies - 0.6%
ADT Corp. (e)	804,210	27,987
KAR Auction Services, Inc.	520,300	15,250
Ritchie Brothers Auctioneers, Inc.	21,840	529
		43,766
Electrical Equipment - 0.4%
General Cable Corp.	144,858	3,220
Hubbell, Inc. Class B	209,139	24,457
		27,677
Industrial Conglomerates - 3.0%
General Electric Co.	9,043,780	227,451
Machinery - 0.2%
Deere & Co.	135,800	11,558
Stanley Black & Decker, Inc.	33,000	2,886
Valmont Industries, Inc.	15,200	2,214
		16,658
Professional Services - 0.4%
Acacia Research Corp.	514,902	8,784
Bureau Veritas SA	828,877	21,366
Exova Group Ltd. PLC (a)	774,000	3,019
		33,169
Road & Rail - 2.3%
CSX Corp.	2,458,920	73,571
J.B. Hunt Transport Services, Inc.	584,445	45,154
Kansas City Southern	80,100	8,736
Norfolk Southern Corp.	350,899	35,672
TransForce, Inc.	490,400	12,400
		175,533
Trading Companies & Distributors - 0.7%
Beijer Ref AB Series B	30,255	640
Brenntag AG	18,100	2,914
W.W. Grainger, Inc.	104,707	24,622
Watsco, Inc.	270,892	24,264
		52,440
TOTAL INDUSTRIALS		862,677
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - 19.9%
Communications Equipment - 2.4%
Cisco Systems, Inc.	4,721,552	$ 119,125
QUALCOMM, Inc.	862,846	63,592
		182,717
Internet Software & Services - 3.0%
Google, Inc.:
Class A (a)	171,507	99,397
Class C (a)	152,207	87,002
Yahoo!, Inc. (a)	1,065,395	38,152
		224,551
IT Services - 4.9%
Amadeus IT Holding SA Class A	34,000	1,343
Cognizant Technology Solutions Corp. Class A (a)	648,572	31,812
Computer Sciences Corp.	510,906	31,875
Fidelity National Information Services, Inc.	375,436	21,175
IBM Corp.	209,704	40,194
MasterCard, Inc. Class A	892,600	66,186
Paychex, Inc.	2,152,757	88,285
Quindell PLC	1,310,646	4,536
The Western Union Co.	984,180	17,194
Visa, Inc. Class A	334,371	70,556
		373,156
Semiconductors & Semiconductor Equipment - 1.6%
Applied Materials, Inc.	2,195,949	46,027
Broadcom Corp. Class A	1,632,982	62,478
Maxim Integrated Products, Inc.	365,453	10,711
		119,216
Software - 3.4%
Microsoft Corp.	5,576,199	240,669
Oracle Corp.	320,453	12,943
		253,612
Technology Hardware, Storage & Peripherals - 4.6%
Apple, Inc.	3,071,194	293,514
EMC Corp.	1,015,891	29,766
First Data Holdings, Inc. Class B (h)	5,155,476	20,622
		343,902
TOTAL INFORMATION TECHNOLOGY		1,497,154
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - 3.5%
Chemicals - 3.0%
Airgas, Inc.	391,706	$ 41,881
E.I. du Pont de Nemours & Co.	370,246	23,811
FMC Corp.	331,382	21,613
Johnson Matthey PLC	142,295	7,109
Methanex Corp.	123,800	8,057
Monsanto Co.	564,015	63,784
Potash Corp. of Saskatchewan, Inc.	178,900	6,351
Royal DSM NV	186,700	12,920
Syngenta AG (Switzerland)	88,908	31,496
Tronox Ltd. Class A	221,600	5,881
Westlake Chem Partners LP (a)	14,200	431
		223,334
Metals & Mining - 0.5%
Freeport-McMoRan Copper & Gold, Inc.	1,037,600	38,619
SunCoke Energy Partners LP	104,383	3,282
		41,901
TOTAL MATERIALS		265,235
TELECOMMUNICATION SERVICES - 2.1%
Diversified Telecommunication Services - 2.1%
Verizon Communications, Inc.	3,093,474	155,973
TOTAL COMMON STOCKS (Cost $5,970,352)		7,417,109
Convertible Preferred Stocks - 0.8%

CONSUMER DISCRETIONARY - 0.0%
Leisure Products - 0.0%
NJOY, Inc. Series D (h)	68,794	1,164
HEALTH CARE - 0.8%
Health Care Equipment & Supplies - 0.8%
Alere, Inc. 3.00%	185,143	61,629
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $46,947)		62,793
Convertible Bonds - 0.2%
		Principal Amount (000s) (d)	Value (000s)
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Amyris, Inc.:
3% 2/27/17		$ 5,615	$ 4,681
5% 10/15/18 (h)		2,870	2,302
Peabody Energy Corp. 4.75% 12/15/41		7,660	5,477
TOTAL CONVERTIBLE BONDS (Cost $14,440)			12,460
Preferred Securities - 0.0%

FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Baggot Securities Ltd. 10.24% (f)(g) (Cost $4,623)	EUR	3,010	4,543
Money Market Funds - 0.6%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	7,094,792	7,095
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	37,662,951	37,663
TOTAL MONEY MARKET FUNDS (Cost $44,758)		44,758
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $6,081,120)		7,541,663
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(31,988)
NET ASSETS - 100%		$ 7,509,675
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,256,000 or 0.1% of net assets.

(g) Security is perpetual in nature with no stated maturity date.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $24,088,000 or 0.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Amyris, Inc. 5% 10/15/18	10/16/13	$ 2,870
First Data Holdings, Inc. Class B	6/26/14	$ 20,622
NJOY, Inc. Series D	2/14/14	$ 1,164
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 5
Fidelity Securities Lending Cash Central Fund	628
Total	$ 633
Other Information

The following is a summary of the inputs used, as of July 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 771,475	$ 770,311	$ -	$ 1,164
Consumer Staples	895,449	871,843	23,606	-
Energy	804,647	739,209	65,438	-
Financials	1,469,522	1,459,867	9,655	-
Health Care	757,770	709,336	48,434	-
Industrials	862,677	862,677	-	-
Information Technology	1,497,154	1,476,532	-	20,622
Materials	265,235	233,739	31,496	-
Telecommunication Services	155,973	155,973	-	-
Corporate Bonds	12,460	-	12,460	-
Preferred Securities	4,543	-	4,543	-
Money Market Funds	44,758	44,758	-	-
Total Investments in Securities:	$ 7,541,663	$ 7,324,245	$ 195,632	$ 21,786
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	87.1%
United Kingdom	6.2%
Canada	2.3%
Switzerland	1.0%
Others (Individually Less Than 1%)	3.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2014

Assets
Investment in securities, at value (including securities loaned of $36,724) - See accompanying schedule: Unaffiliated issuers (cost $6,036,362)	$ 7,496,905
Fidelity Central Funds (cost $44,758)	44,758
Total Investments (cost $6,081,120)		$ 7,541,663
Cash		71
Receivable for investments sold		38,097
Receivable for fund shares sold		2,826
Dividends receivable		9,448
Interest receivable		124
Distributions receivable from Fidelity Central Funds		36
Receivable from investment adviser for expense reductions		4
Other receivables		765
Total assets		7,593,034

Liabilities
Payable for investments purchased	$ 35,586
Payable for fund shares redeemed	5,294
Accrued management fee	2,889
Other affiliated payables	1,086
Other payables and accrued expenses	841
Collateral on securities loaned, at value	37,663
Total liabilities		83,359

Net Assets		$ 7,509,675
Net Assets consist of:
Paid in capital		$ 9,474,595
Undistributed net investment income		3,054
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,428,515)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,460,541
Net Assets		$ 7,509,675

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2014

Growth and Income: Net Asset Value, offering price and redemption price per share ($6,550,090 ÷ 225,700 shares)	$ 29.02

Class K: Net Asset Value, offering price and redemption price per share ($959,585 ÷ 33,084 shares)	$ 29.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2014

Investment Income
Dividends		$ 183,254
Interest		821
Income from Fidelity Central Funds		633
Total income		184,708

Expenses
Management fee	$ 33,261
Transfer agent fees	11,471
Accounting and security lending fees	1,186
Custodian fees and expenses	231
Independent trustees' compensation	33
Appreciation in deferred trustee compensation account	2
Registration fees	105
Audit	92
Legal	42
Interest	13
Miscellaneous	58
Total expenses before reductions	46,494
Expense reductions	(155)	46,339
Net investment income (loss)		138,369
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $9)	838,348
Redemption in-kind with affiliated entities	25,387
Foreign currency transactions	(55)
Total net realized gain (loss)		863,680
Change in net unrealized appreciation (depreciation) on: Investment securities	38,915
Assets and liabilities in foreign currencies	(3)
Total change in net unrealized appreciation (depreciation)		38,912
Net gain (loss)		902,592
Net increase (decrease) in net assets resulting from operations		$ 1,040,961

See accompanying notes which are an integral part of the financial statements.

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Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2014	Year ended July 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 138,369	$ 127,482
Net realized gain (loss)	863,680	486,610
Change in net unrealized appreciation (depreciation)	38,912	1,017,939
Net increase (decrease) in net assets resulting from operations	1,040,961	1,632,031
Distributions to shareholders from net investment income	(133,552)	(120,664)
Distributions to shareholders from net realized gain	(1,626)	(7,383)
Total distributions	(135,178)	(128,047)
Share transactions - net increase (decrease)	(472,170)	(42,531)
Total increase (decrease) in net assets	433,613	1,461,453

Net Assets
Beginning of period	7,076,062	5,614,609
End of period (including undistrubuted net investment income of $3,054 and undistributed net investment income of $4,966, respectively)	$ 7,509,675	$ 7,076,062

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Growth and Income

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 25.66	$ 20.13	$ 18.58	$ 15.75	$ 14.38
Income from Investment Operations
Net investment income (loss) B	.51	.46	.36	.20	.10
Net realized and unrealized gain (loss)	3.35	5.54	1.55	2.82	1.37
Total from investment operations	3.86	6.00	1.91	3.02	1.47
Distributions from net investment income	(.50)	(.44)	(.35)	(.19)	(.10)
Distributions from net realized gain	(.01)	(.03)	(.01)	-	(.01)
Total distributions	(.50) G	(.47)	(.36)	(.19)	(.10) F
Net asset value, end of period	$ 29.02	$ 25.66	$ 20.13	$ 18.58	$ 15.75
Total Return A	15.16%	30.15%	10.45%	19.16%	10.25%
Ratios to Average Net Assets C, E
Expenses before reductions	.65%	.68%	.71%	.72%	.75%
Expenses net of fee waivers, if any	.65%	.68%	.71%	.72%	.75%
Expenses net of all reductions	.65%	.67%	.71%	.71%	.74%
Net investment income (loss)	1.86%	2.04%	1.95%	1.09%	.63%
Supplemental Data
Net assets, end of period (in millions)	$ 6,550	$ 6,060	$ 4,863	$ 5,052	$ 5,417
Portfolio turnover rate D	41% H	49%	62%	129%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.10 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.008 per share.

G Total distributions of $.50 per share is comprised of distributions from net investment income of $.495 and distributions from net realized gain of $.006 per share.

H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 25.64	$ 20.12	$ 18.57	$ 15.74	$ 14.38
Income from Investment Operations
Net investment income (loss) B	.54	.50	.40	.23	.13
Net realized and unrealized gain (loss)	3.36	5.52	1.54	2.82	1.37
Total from investment operations	3.90	6.02	1.94	3.05	1.50
Distributions from net investment income	(.53)	(.47)	(.38)	(.22)	(.13)
Distributions from net realized gain	(.01)	(.03)	(.01)	-	(.01)
Total distributions	(.54)	(.50)	(.39)	(.22)	(.14) F
Net asset value, end of period	$ 29.00	$ 25.64	$ 20.12	$ 18.57	$ 15.74
Total Return A	15.32%	30.28%	10.66%	19.40%	10.41%
Ratios to Average Net Assets C, E
Expenses before reductions	.52%	.53%	.54%	.54%	.54%
Expenses net of fee waivers, if any	.52%	.53%	.54%	.54%	.54%
Expenses net of all reductions	.52%	.52%	.54%	.53%	.53%
Net investment income (loss)	1.99%	2.19%	2.13%	1.27%	.84%
Supplemental Data
Net assets, end of period (in millions)	$ 960	$ 1,016	$ 752	$ 403	$ 292
Portfolio turnover rate D	41% G	49%	62%	129%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.14 per share is comprised of distributions from net investment income of $.129 and distributions from net realized gain of $.008 per share.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2014

(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth & Income Portfolio (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth & Income and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, market discount, redemptions in kind, partnerships, deferred trustees compensation, equity-debt classification, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,544,345
Gross unrealized depreciation	(92,703)
Net unrealized appreciation (depreciation) on securities	$ 1,451,642

Tax Cost	$ 6,090,021

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 11,908
Capital loss carryforward	$ (3,419,588)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,451,645

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (251,247)
2018	(3,168,341)
Total capital loss carryforward	$ (3,419,588)

The tax character of distributions paid was as follows:

	July 31, 2014	July 31, 2013
Ordinary Income	$ 135,178	$ 128,047

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind securities, aggregated $3,025,941 and $3,423,754, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .45% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth & Income. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Growth and Income	$ 10,994.17
Class K	477.05
	$ 11,471

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $48 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 17,263.31%		$ 13

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Redemptions In-Kind. During the period, 2,627 shares of the Fund held by affiliated entities were redeemed in kind for cash and investments, including accrued interest, with a value of $77,347. The net realized gain of $25,387 on securities delivered through the in-kind redemption is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $13 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Security Lending - continued

as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $628, including $34 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $79 for the period.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $76.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2014	2013
From net investment income
Growth and Income	$ 113,973	$ 102,417
Class K	19,579	18,247
Total	$ 133,552	$ 120,664
From net realized gain
Growth and Income	$ 1,391	$ 6,339
Class K	235	1,044
Total	$ 1,626	$ 7,383

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
Growth and Income
Shares sold	21,786	29,843	$ 598,816	$ 688,591
Reinvestment of distributions	3,998	4,672	110,063	104,347
Shares redeemed	(36,289) A	(39,833)	(997,570) A	(885,644)
Net increase (decrease)	(10,505)	(5,318)	$ (288,691)	$ (92,706)
Class K
Shares sold	7,113	11,165	$ 195,462	$ 248,185
Reinvestment of distributions	722	863	19,814	19,291
Shares redeemed	(14,384)	(9,761)	(398,755)	(217,301)
Net increase (decrease)	(6,549)	2,267	$ (183,479)	$ 50,175

A Amount includes in-kind redemptions (see Note 5: Redemptions In-Kind).

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Growth & Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth & Income Portfolio (a fund of Fidelity Securities Fund) at July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Growth & Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 11, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 173 funds. Mr. Curvey oversees 397 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), a Director of FMR Co., Inc. (2007-2014) and was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Growth & Income designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Growth & Income designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth & Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Growth & Income Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Growth & Income Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research

(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Northern Trust Company

Chicago, IL

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

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and Account Assistance 1-800-544-6666

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(8 a.m. - 9 p.m.)

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245 Summer St., Boston, MA 02210
www.fidelity.com

GAI-UANN-0914
1.874515.106

Fidelity®

Growth & Income

Portfolio -
Class K

Annual Report

July 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2014	Past 1 year	Past 5 years	Past 10 years
Class K A	15.32%	16.99%	4.07%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® Growth & Income Portfolio, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth & Income Portfolio - Class K on July 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12-month period ending July 31, 2014, supported by corporate profits and continued low interest rates. The S&P 500® Index rose 16.94%, reaching an all-time high near period end. The technology-heavy Nasdaq Composite Index® gained 22.00%. The Russell 2000® Index returned 8.56%, reflecting the relatively lackluster performance of small-cap stocks. Information technology (+28%) was the top-performing sector within the S&P 500®, driven by strong semiconductor and computer hardware sales. Materials (+23%) gained amid higher prices for many commodity products. Health care (+21%) rose, driven by gains in pharmaceuticals, biotechnology & life sciences companies. Energy stocks (+19%) advanced in the latter part of the period amid healthy U.S. output and the threat of supply disruptions in Iraq. Conversely, most defensive sectors, including consumer staples, utilities and telecommunication services, lagged the broader market. Volatility remained tame throughout most of the period, with markets supported by declining unemployment, near-record profit margins for companies, muted cost inflation and fairly low corporate debt levels. Geopolitical tension remained a concern at period end, with conflict in Ukraine and strained relations between Russia and the West posing a potential threat to global growth.

Comments from Matthew Fruhan, Portfolio Manager of Fidelity® Growth & Income Fund: For the year, the fund's Class K shares returned 15.32%, underperforming the S&P 500®. Relative to the index, it hurt the most to overweight big-box retailer Target, which was among the fund's biggest holdings. The lingering effects of the firm's troubled expansion into Canada and a holiday-season credit breach continued to weigh on the stock, but this weak stretch allowed me to add to it at an attractive valuation. My picks in industrials and consumer discretionary were weak. We had some financials stocks place among our biggest individual detractors, including investment banks Citigroup and JPMorgan Chase, both of which were among the fund's biggest holdings. Conversely, stock selection in consumer staples helped the most, especially drugstore chain Walgreen, while an overweight in tobacco stocks benefited the fund. Lorillard was a top relative contributor here. Picks in energy also added value, most notably an overweight in the outperforming shares of natural gas pipeline firm Williams Companies.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 to July 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period* February 1, 2014 to July 31, 2014
Growth and Income	.64%
Actual		$ 1,000.00	$ 1,098.10	$ 3.33
Hypothetical A		$ 1,000.00	$ 1,021.62	$ 3.21
Class K	.52%
Actual		$ 1,000.00	$ 1,098.80	$ 2.71
Hypothetical A		$ 1,000.00	$ 1,022.22	$ 2.61

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	4.0	3.8
Apple, Inc.	3.9	3.5
Microsoft Corp.	3.2	3.0
General Electric Co.	3.0	3.0
Chevron Corp.	2.8	2.5
Citigroup, Inc.	2.2	2.1
Verizon Communications, Inc.	2.1	1.4
Target Corp.	2.0	1.8
Comcast Corp. Class A	2.0	1.9
Procter & Gamble Co.	1.8	1.9
	27.0
Top Five Market Sectors as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	19.9	19.6
Financials	19.6	19.3
Consumer Staples	11.9	12.3
Industrials	11.5	11.2
Energy	10.9	11.4
Asset Allocation (% of fund's net assets)
As of July 31, 2014*		As of January 31, 2014**
	Stocks 98.8%		Stocks 98.9%
	Convertible Securities 1.0%		Convertible Securities 1.1%
	Other Investments 0.0%		Other Investments 0.1%
	Short-Term Investments and Net Other Assets (Liabilities) 0.2%		Short-Term Investments and Net Other Assets (Liabilities) (0.1)%†
* Foreign investments	12.9%	** Foreign investments	13.0%

† Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart.

Annual Report

Investments July 31, 2014

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 10.3%
Automobiles - 0.1%
General Motors Co.	159,300	$ 5,388
Diversified Consumer Services - 0.4%
H&R Block, Inc.	816,207	26,225
Hotels, Restaurants & Leisure - 1.7%
Darden Restaurants, Inc.	606,500	28,354
Domino's Pizza, Inc.	62,500	4,500
McDonald's Corp.	413,061	39,059
Yum! Brands, Inc.	814,244	56,509
		128,422
Household Durables - 0.1%
Tupperware Brands Corp.	153,700	11,186
Media - 3.9%
Comcast Corp. Class A	2,739,400	147,188
Lamar Advertising Co. Class A	125,900	6,314
Scripps Networks Interactive, Inc. Class A	97,689	8,051
Sinclair Broadcast Group, Inc. Class A (e)	902,261	29,152
Time Warner, Inc.	1,093,217	90,759
Viacom, Inc. Class B (non-vtg.)	117,000	9,672
		291,136
Multiline Retail - 2.0%
Target Corp.	2,582,025	153,863
Specialty Retail - 2.0%
DSW, Inc. Class A	457,900	12,176
Lewis Group Ltd.	461,269	2,732
Lowe's Companies, Inc.	2,134,479	102,135
Sally Beauty Holdings, Inc. (a)	365,600	9,487
Staples, Inc.	609,840	7,068
TJX Companies, Inc.	252,000	13,429
		147,027
Textiles, Apparel & Luxury Goods - 0.1%
adidas AG	88,800	7,064
TOTAL CONSUMER DISCRETIONARY		770,311
CONSUMER STAPLES - 11.9%
Beverages - 3.5%
Diageo PLC	786,029	23,606
Molson Coors Brewing Co. Class B	294,212	19,868
PepsiCo, Inc.	712,014	62,728
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Beverages - continued
Pernod Ricard SA	63,200	$ 7,083
SABMiller PLC	555,948	30,392
The Coca-Cola Co.	2,964,403	116,471
		260,148
Food & Staples Retailing - 1.5%
CVS Caremark Corp.	592,104	45,213
Kroger Co.	476,771	23,352
Walgreen Co.	693,484	47,691
		116,256
Food Products - 0.4%
Kellogg Co.	543,354	32,509
Household Products - 1.9%
Procter & Gamble Co.	1,709,215	132,157
Svenska Cellulosa AB (SCA) (B Shares)	378,091	9,345
		141,502
Tobacco - 4.6%
British American Tobacco PLC sponsored ADR	1,075,923	126,313
Lorillard, Inc.	1,651,897	99,907
Philip Morris International, Inc.	942,771	77,317
Reynolds American, Inc.	743,000	41,497
		345,034
TOTAL CONSUMER STAPLES		895,449
ENERGY - 10.7%
Energy Equipment & Services - 1.0%
Ensco PLC Class A	479,623	24,293
National Oilwell Varco, Inc.	48,200	3,906
Oceaneering International, Inc.	129,200	8,774
Schlumberger Ltd.	345,032	37,398
		74,371
Oil, Gas & Consumable Fuels - 9.7%
Access Midstream Partners LP	193,533	11,655
Apache Corp.	577,268	59,262
BG Group PLC	3,318,464	65,438
Canadian Natural Resources Ltd.	820,700	35,776
Chevron Corp.	1,603,396	207,223
EQT Midstream Partners LP	76,600	6,629
EV Energy Partners LP	67,900	2,489
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Exxon Mobil Corp.	190,011	$ 18,800
Golar LNG Ltd.	185,400	11,422
Imperial Oil Ltd.	788,100	40,440
Magellan Midstream Partners LP	7,221	579
Markwest Energy Partners LP	873,982	61,004
MPLX LP	81,109	4,603
Occidental Petroleum Corp.	467,216	45,652
Peabody Energy Corp.	428,600	6,502
PrairieSky Royalty Ltd.	30,100	1,088
Suncor Energy, Inc.	1,817,150	74,613
The Williams Companies, Inc.	1,229,572	69,631
Western Gas Partners LP	100,800	7,470
		730,276
TOTAL ENERGY		804,647
FINANCIALS - 19.6%
Banks - 11.5%
Bank of America Corp.	8,004,656	122,071
Citigroup, Inc.	3,341,430	163,429
JPMorgan Chase & Co.	5,232,492	301,750
M&T Bank Corp.	95,560	11,611
PNC Financial Services Group, Inc.	590,154	48,723
Standard Chartered PLC (United Kingdom)	3,334,159	69,350
SunTrust Banks, Inc.	576,066	21,919
U.S. Bancorp	1,300,973	54,680
Wells Fargo & Co.	1,383,141	70,402
		863,935
Capital Markets - 4.8%
Apollo Investment Corp.	426,403	3,620
Ares Capital Corp.	318,300	5,319
Artisan Partners Asset Management, Inc.	156,100	8,133
BlackRock, Inc. Class A	25,500	7,771
Carlyle Group LP	232,900	7,774
Charles Schwab Corp.	2,434,743	67,564
Invesco Ltd.	167,200	6,292
KKR & Co. LP	2,044,543	46,861
Morgan Stanley	1,617,397	52,307
Northern Trust Corp.	750,964	50,232
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Capital Markets - continued
State Street Corp.	1,275,227	$ 89,827
The Blackstone Group LP	447,700	14,631
		360,331
Diversified Financial Services - 0.7%
IntercontinentalExchange Group, Inc.	164,217	31,566
TPG Specialty Lending, Inc. (e)	944,400	18,293
		49,859
Insurance - 1.6%
Arthur J. Gallagher & Co.	252,600	11,367
Brown & Brown, Inc.	123,600	3,804
Marsh & McLennan Companies, Inc.	350,646	17,802
MetLife, Inc.	1,295,689	68,153
MetLife, Inc. unit	301,200	9,111
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	64,000	544
Principal Financial Group, Inc.	201,200	9,996
		120,777
Real Estate Investment Trusts - 0.8%
American Homes 4 Rent (f)	258,675	4,713
CBL & Associates Properties, Inc.	996,509	18,635
First Potomac Realty Trust	193,418	2,551
Gaming & Leisure Properties	101,300	3,411
Sun Communities, Inc.	586,614	30,873
		60,183
Thrifts & Mortgage Finance - 0.2%
Radian Group, Inc.	1,140,368	14,437
TOTAL FINANCIALS		1,469,522
HEALTH CARE - 9.3%
Biotechnology - 1.3%
Amgen, Inc.	709,903	90,435
Intercept Pharmaceuticals, Inc. (a)	19,026	4,421
		94,856
Health Care Equipment & Supplies - 1.1%
Abbott Laboratories	496,504	20,913
Ansell Ltd.	266,311	4,675
ResMed, Inc. (e)	265,167	13,720
Steris Corp.	31,135	1,584
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Stryker Corp.	271,842	$ 21,685
Zimmer Holdings, Inc.	179,510	17,964
		80,541
Health Care Providers & Services - 1.7%
Cardinal Health, Inc.	282,300	20,227
Fresenius Medical Care AG & Co. KGaA	117,800	8,166
McKesson Corp.	317,887	60,990
Patterson Companies, Inc.	403,970	15,759
Quest Diagnostics, Inc.	420,384	25,685
		130,827
Health Care Technology - 0.0%
Quality Systems, Inc.	49,491	768
Pharmaceuticals - 5.2%
AbbVie, Inc.	688,401	36,031
Astellas Pharma, Inc.	1,082,900	14,685
GlaxoSmithKline PLC sponsored ADR	1,508,322	72,958
Johnson & Johnson	1,061,069	106,202
Merck & Co., Inc.	522,038	29,620
Novartis AG sponsored ADR	487,044	42,344
Sanofi SA	199,144	20,908
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,060,120	56,716
Zoetis, Inc. Class A	294,300	9,685
		389,149
TOTAL HEALTH CARE		696,141
INDUSTRIALS - 11.5%
Aerospace & Defense - 2.0%
Meggitt PLC	2,408,100	20,674
Rolls-Royce Group PLC	889,900	15,625
The Boeing Co.	593,189	71,467
United Technologies Corp.	390,282	41,038
		148,804
Air Freight & Logistics - 1.8%
C.H. Robinson Worldwide, Inc.	415,973	28,062
PostNL NV (a)	2,367,500	11,853
United Parcel Service, Inc. Class B	968,004	93,984
		133,899
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Airlines - 0.1%
Copa Holdings SA Class A	21,600	$ 3,280
Commercial Services & Supplies - 0.6%
ADT Corp. (e)	804,210	27,987
KAR Auction Services, Inc.	520,300	15,250
Ritchie Brothers Auctioneers, Inc.	21,840	529
		43,766
Electrical Equipment - 0.4%
General Cable Corp.	144,858	3,220
Hubbell, Inc. Class B	209,139	24,457
		27,677
Industrial Conglomerates - 3.0%
General Electric Co.	9,043,780	227,451
Machinery - 0.2%
Deere & Co.	135,800	11,558
Stanley Black & Decker, Inc.	33,000	2,886
Valmont Industries, Inc.	15,200	2,214
		16,658
Professional Services - 0.4%
Acacia Research Corp.	514,902	8,784
Bureau Veritas SA	828,877	21,366
Exova Group Ltd. PLC (a)	774,000	3,019
		33,169
Road & Rail - 2.3%
CSX Corp.	2,458,920	73,571
J.B. Hunt Transport Services, Inc.	584,445	45,154
Kansas City Southern	80,100	8,736
Norfolk Southern Corp.	350,899	35,672
TransForce, Inc.	490,400	12,400
		175,533
Trading Companies & Distributors - 0.7%
Beijer Ref AB Series B	30,255	640
Brenntag AG	18,100	2,914
W.W. Grainger, Inc.	104,707	24,622
Watsco, Inc.	270,892	24,264
		52,440
TOTAL INDUSTRIALS		862,677
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - 19.9%
Communications Equipment - 2.4%
Cisco Systems, Inc.	4,721,552	$ 119,125
QUALCOMM, Inc.	862,846	63,592
		182,717
Internet Software & Services - 3.0%
Google, Inc.:
Class A (a)	171,507	99,397
Class C (a)	152,207	87,002
Yahoo!, Inc. (a)	1,065,395	38,152
		224,551
IT Services - 4.9%
Amadeus IT Holding SA Class A	34,000	1,343
Cognizant Technology Solutions Corp. Class A (a)	648,572	31,812
Computer Sciences Corp.	510,906	31,875
Fidelity National Information Services, Inc.	375,436	21,175
IBM Corp.	209,704	40,194
MasterCard, Inc. Class A	892,600	66,186
Paychex, Inc.	2,152,757	88,285
Quindell PLC	1,310,646	4,536
The Western Union Co.	984,180	17,194
Visa, Inc. Class A	334,371	70,556
		373,156
Semiconductors & Semiconductor Equipment - 1.6%
Applied Materials, Inc.	2,195,949	46,027
Broadcom Corp. Class A	1,632,982	62,478
Maxim Integrated Products, Inc.	365,453	10,711
		119,216
Software - 3.4%
Microsoft Corp.	5,576,199	240,669
Oracle Corp.	320,453	12,943
		253,612
Technology Hardware, Storage & Peripherals - 4.6%
Apple, Inc.	3,071,194	293,514
EMC Corp.	1,015,891	29,766
First Data Holdings, Inc. Class B (h)	5,155,476	20,622
		343,902
TOTAL INFORMATION TECHNOLOGY		1,497,154
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - 3.5%
Chemicals - 3.0%
Airgas, Inc.	391,706	$ 41,881
E.I. du Pont de Nemours & Co.	370,246	23,811
FMC Corp.	331,382	21,613
Johnson Matthey PLC	142,295	7,109
Methanex Corp.	123,800	8,057
Monsanto Co.	564,015	63,784
Potash Corp. of Saskatchewan, Inc.	178,900	6,351
Royal DSM NV	186,700	12,920
Syngenta AG (Switzerland)	88,908	31,496
Tronox Ltd. Class A	221,600	5,881
Westlake Chem Partners LP (a)	14,200	431
		223,334
Metals & Mining - 0.5%
Freeport-McMoRan Copper & Gold, Inc.	1,037,600	38,619
SunCoke Energy Partners LP	104,383	3,282
		41,901
TOTAL MATERIALS		265,235
TELECOMMUNICATION SERVICES - 2.1%
Diversified Telecommunication Services - 2.1%
Verizon Communications, Inc.	3,093,474	155,973
TOTAL COMMON STOCKS (Cost $5,970,352)		7,417,109
Convertible Preferred Stocks - 0.8%

CONSUMER DISCRETIONARY - 0.0%
Leisure Products - 0.0%
NJOY, Inc. Series D (h)	68,794	1,164
HEALTH CARE - 0.8%
Health Care Equipment & Supplies - 0.8%
Alere, Inc. 3.00%	185,143	61,629
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $46,947)		62,793
Convertible Bonds - 0.2%
		Principal Amount (000s) (d)	Value (000s)
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Amyris, Inc.:
3% 2/27/17		$ 5,615	$ 4,681
5% 10/15/18 (h)		2,870	2,302
Peabody Energy Corp. 4.75% 12/15/41		7,660	5,477
TOTAL CONVERTIBLE BONDS (Cost $14,440)			12,460
Preferred Securities - 0.0%

FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Baggot Securities Ltd. 10.24% (f)(g) (Cost $4,623)	EUR	3,010	4,543
Money Market Funds - 0.6%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	7,094,792	7,095
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	37,662,951	37,663
TOTAL MONEY MARKET FUNDS (Cost $44,758)		44,758
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $6,081,120)		7,541,663
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(31,988)
NET ASSETS - 100%		$ 7,509,675
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,256,000 or 0.1% of net assets.

(g) Security is perpetual in nature with no stated maturity date.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $24,088,000 or 0.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Amyris, Inc. 5% 10/15/18	10/16/13	$ 2,870
First Data Holdings, Inc. Class B	6/26/14	$ 20,622
NJOY, Inc. Series D	2/14/14	$ 1,164
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 5
Fidelity Securities Lending Cash Central Fund	628
Total	$ 633
Other Information

The following is a summary of the inputs used, as of July 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 771,475	$ 770,311	$ -	$ 1,164
Consumer Staples	895,449	871,843	23,606	-
Energy	804,647	739,209	65,438	-
Financials	1,469,522	1,459,867	9,655	-
Health Care	757,770	709,336	48,434	-
Industrials	862,677	862,677	-	-
Information Technology	1,497,154	1,476,532	-	20,622
Materials	265,235	233,739	31,496	-
Telecommunication Services	155,973	155,973	-	-
Corporate Bonds	12,460	-	12,460	-
Preferred Securities	4,543	-	4,543	-
Money Market Funds	44,758	44,758	-	-
Total Investments in Securities:	$ 7,541,663	$ 7,324,245	$ 195,632	$ 21,786
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	87.1%
United Kingdom	6.2%
Canada	2.3%
Switzerland	1.0%
Others (Individually Less Than 1%)	3.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2014

Assets
Investment in securities, at value (including securities loaned of $36,724) - See accompanying schedule: Unaffiliated issuers (cost $6,036,362)	$ 7,496,905
Fidelity Central Funds (cost $44,758)	44,758
Total Investments (cost $6,081,120)		$ 7,541,663
Cash		71
Receivable for investments sold		38,097
Receivable for fund shares sold		2,826
Dividends receivable		9,448
Interest receivable		124
Distributions receivable from Fidelity Central Funds		36
Receivable from investment adviser for expense reductions		4
Other receivables		765
Total assets		7,593,034

Liabilities
Payable for investments purchased	$ 35,586
Payable for fund shares redeemed	5,294
Accrued management fee	2,889
Other affiliated payables	1,086
Other payables and accrued expenses	841
Collateral on securities loaned, at value	37,663
Total liabilities		83,359

Net Assets		$ 7,509,675
Net Assets consist of:
Paid in capital		$ 9,474,595
Undistributed net investment income		3,054
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,428,515)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,460,541
Net Assets		$ 7,509,675

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2014

Growth and Income: Net Asset Value, offering price and redemption price per share ($6,550,090 ÷ 225,700 shares)	$ 29.02

Class K: Net Asset Value, offering price and redemption price per share ($959,585 ÷ 33,084 shares)	$ 29.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2014

Investment Income
Dividends		$ 183,254
Interest		821
Income from Fidelity Central Funds		633
Total income		184,708

Expenses
Management fee	$ 33,261
Transfer agent fees	11,471
Accounting and security lending fees	1,186
Custodian fees and expenses	231
Independent trustees' compensation	33
Appreciation in deferred trustee compensation account	2
Registration fees	105
Audit	92
Legal	42
Interest	13
Miscellaneous	58
Total expenses before reductions	46,494
Expense reductions	(155)	46,339
Net investment income (loss)		138,369
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $9)	838,348
Redemption in-kind with affiliated entities	25,387
Foreign currency transactions	(55)
Total net realized gain (loss)		863,680
Change in net unrealized appreciation (depreciation) on: Investment securities	38,915
Assets and liabilities in foreign currencies	(3)
Total change in net unrealized appreciation (depreciation)		38,912
Net gain (loss)		902,592
Net increase (decrease) in net assets resulting from operations		$ 1,040,961

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2014	Year ended July 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 138,369	$ 127,482
Net realized gain (loss)	863,680	486,610
Change in net unrealized appreciation (depreciation)	38,912	1,017,939
Net increase (decrease) in net assets resulting from operations	1,040,961	1,632,031
Distributions to shareholders from net investment income	(133,552)	(120,664)
Distributions to shareholders from net realized gain	(1,626)	(7,383)
Total distributions	(135,178)	(128,047)
Share transactions - net increase (decrease)	(472,170)	(42,531)
Total increase (decrease) in net assets	433,613	1,461,453

Net Assets
Beginning of period	7,076,062	5,614,609
End of period (including undistrubuted net investment income of $3,054 and undistributed net investment income of $4,966, respectively)	$ 7,509,675	$ 7,076,062

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Growth and Income

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 25.66	$ 20.13	$ 18.58	$ 15.75	$ 14.38
Income from Investment Operations
Net investment income (loss) B	.51	.46	.36	.20	.10
Net realized and unrealized gain (loss)	3.35	5.54	1.55	2.82	1.37
Total from investment operations	3.86	6.00	1.91	3.02	1.47
Distributions from net investment income	(.50)	(.44)	(.35)	(.19)	(.10)
Distributions from net realized gain	(.01)	(.03)	(.01)	-	(.01)
Total distributions	(.50) G	(.47)	(.36)	(.19)	(.10) F
Net asset value, end of period	$ 29.02	$ 25.66	$ 20.13	$ 18.58	$ 15.75
Total Return A	15.16%	30.15%	10.45%	19.16%	10.25%
Ratios to Average Net Assets C, E
Expenses before reductions	.65%	.68%	.71%	.72%	.75%
Expenses net of fee waivers, if any	.65%	.68%	.71%	.72%	.75%
Expenses net of all reductions	.65%	.67%	.71%	.71%	.74%
Net investment income (loss)	1.86%	2.04%	1.95%	1.09%	.63%
Supplemental Data
Net assets, end of period (in millions)	$ 6,550	$ 6,060	$ 4,863	$ 5,052	$ 5,417
Portfolio turnover rate D	41% H	49%	62%	129%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.10 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.008 per share.

G Total distributions of $.50 per share is comprised of distributions from net investment income of $.495 and distributions from net realized gain of $.006 per share.

H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 25.64	$ 20.12	$ 18.57	$ 15.74	$ 14.38
Income from Investment Operations
Net investment income (loss) B	.54	.50	.40	.23	.13
Net realized and unrealized gain (loss)	3.36	5.52	1.54	2.82	1.37
Total from investment operations	3.90	6.02	1.94	3.05	1.50
Distributions from net investment income	(.53)	(.47)	(.38)	(.22)	(.13)
Distributions from net realized gain	(.01)	(.03)	(.01)	-	(.01)
Total distributions	(.54)	(.50)	(.39)	(.22)	(.14) F
Net asset value, end of period	$ 29.00	$ 25.64	$ 20.12	$ 18.57	$ 15.74
Total Return A	15.32%	30.28%	10.66%	19.40%	10.41%
Ratios to Average Net Assets C, E
Expenses before reductions	.52%	.53%	.54%	.54%	.54%
Expenses net of fee waivers, if any	.52%	.53%	.54%	.54%	.54%
Expenses net of all reductions	.52%	.52%	.54%	.53%	.53%
Net investment income (loss)	1.99%	2.19%	2.13%	1.27%	.84%
Supplemental Data
Net assets, end of period (in millions)	$ 960	$ 1,016	$ 752	$ 403	$ 292
Portfolio turnover rate D	41% G	49%	62%	129%	98%
A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.14 per share is comprised of distributions from net investment income of $.129 and distributions from net realized gain of $.008 per share.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2014

(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth & Income Portfolio (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth & Income and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, market discount, redemptions in kind, partnerships, deferred trustees compensation, equity-debt classification, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,544,345
Gross unrealized depreciation	(92,703)
Net unrealized appreciation (depreciation) on securities	$ 1,451,642

Tax Cost	$ 6,090,021

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 11,908
Capital loss carryforward	$ (3,419,588)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,451,645

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (251,247)
2018	(3,168,341)
Total capital loss carryforward	$ (3,419,588)

The tax character of distributions paid was as follows:

	July 31, 2014	July 31, 2013
Ordinary Income	$ 135,178	$ 128,047

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind securities, aggregated $3,025,941 and $3,423,754, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .45% of the Fund's average net assets.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth & Income. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Growth and Income	$ 10,994.17
Class K	477.05
	$ 11,471

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $48 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 17,263.31%		$ 13

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Redemptions In-Kind. During the period, 2,627 shares of the Fund held by affiliated entities were redeemed in kind for cash and investments, including accrued interest, with a value of $77,347. The net realized gain of $25,387 on securities delivered through the in-kind redemption is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $13 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Security Lending - continued

as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $628, including $34 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $79 for the period.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $76.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2014	2013
From net investment income
Growth and Income	$ 113,973	$ 102,417
Class K	19,579	18,247
Total	$ 133,552	$ 120,664
From net realized gain
Growth and Income	$ 1,391	$ 6,339
Class K	235	1,044
Total	$ 1,626	$ 7,383

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
Growth and Income
Shares sold	21,786	29,843	$ 598,816	$ 688,591
Reinvestment of distributions	3,998	4,672	110,063	104,347
Shares redeemed	(36,289) A	(39,833)	(997,570) A	(885,644)
Net increase (decrease)	(10,505)	(5,318)	$ (288,691)	$ (92,706)
Class K
Shares sold	7,113	11,165	$ 195,462	$ 248,185
Reinvestment of distributions	722	863	19,814	19,291
Shares redeemed	(14,384)	(9,761)	(398,755)	(217,301)
Net increase (decrease)	(6,549)	2,267	$ (183,479)	$ 50,175

A Amount includes in-kind redemptions (see Note 5: Redemptions In-Kind).

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Growth & Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth & Income Portfolio (a fund of Fidelity Securities Fund) at July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Growth & Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 11, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 173 funds. Mr. Curvey oversees 397 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), a Director of FMR Co., Inc. (2007-2014) and was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Class K designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth & Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Growth & Income Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Growth & Income Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

GAI-K-UANN-0914
1.863229.105

Fidelity®

Leveraged Company Stock

Fund

Annual Report

July 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the last six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2014	Past 1 year	Past 5 years	Past 10 years
Fidelity® Leveraged Company Stock Fund	16.96%	19.32%	11.20%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Leveraged Company Stock Fund, a class of the fund, on July 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12-month period ending July 31, 2014, supported by corporate profits and continued low interest rates. The S&P 500® Index rose 16.94%, reaching an all-time high near period end. The technology-heavy Nasdaq Composite Index® gained 22.00%. The Russell 2000® Index returned 8.56%, reflecting the relatively lackluster performance of small-cap stocks. Information technology (+28%) was the top-performing sector within the S&P 500®, driven by strong semiconductor and computer hardware sales. Materials (+23%) gained amid higher prices for many commodity products. Health care (+21%) rose, driven by gains in pharmaceuticals, biotechnology & life sciences companies. Energy stocks (+19%) advanced in the latter part of the period amid healthy U.S. output and the threat of supply disruptions in Iraq. Conversely, most defensive sectors, including consumer staples, utilities and telecommunication services, lagged the broader market. Volatility remained tame throughout most of the period, with markets supported by declining unemployment, near-record profit margins for companies, muted cost inflation and fairly low corporate debt levels. Geopolitical tension remained a concern at period end, with conflict in Ukraine and strained relations between Russia and the West posing a potential threat to global growth.

Comments from Thomas Soviero, Portfolio Manager of Fidelity® Leveraged Company Stock Fund: For the year, the fund's Retail Class shares returned 16.96%, compared with 16.94% for the S&P 500® Index. I continued to concentrate the fund in what I considered to be my best ideas. I remained concerned about the health of economies abroad, so I maintained a relatively defensive posture, highlighting U.S.-centric investments and holding an average weighting of 6% in cash during the period. This cash stance was a drag on performance relative to the S&P 500®. Performance versus the benchmark was buoyed by stock selection in materials and transportation, especially investments in chemicals manufacturer LyondellBasell Industries, as well as Delta Air Lines and American Airlines Group. American was not in the index. Semiconductor manufacturer Micron Technology was another top contributor. On the down side, we were held back by positioning in information technology and consumer discretionary. General Motors was a main detractor, along with video game retailer GameStop and not owning consumer electronics giant and index component Apple.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 to July 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period* February 1, 2014 to July 31, 2014
Leveraged Company Stock	.79%
Actual		$ 1,000.00	$ 1,092.00	$ 4.10
HypotheticalA		$ 1,000.00	$ 1,020.88	$ 3.96
Class K	.67%
Actual		$ 1,000.00	$ 1,092.30	$ 3.48
HypotheticalA		$ 1,000.00	$ 1,021.47	$ 3.36

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
LyondellBasell Industries NV Class A	10.3	8.3
Service Corp. International	3.8	3.6
Comcast Corp. Class A	3.8	4.5
Ford Motor Co.	2.6	2.7
General Motors Co.	2.6	3.2
Delta Air Lines, Inc.	2.5	2.2
Bank of America Corp.	2.5	2.8
Boston Scientific Corp.	2.2	2.6
GameStop Corp. Class A	2.0	1.9
Rock-Tenn Co. Class A	1.9	1.8
	34.2
Top Five Market Sectors as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	24.5	25.3
Materials	14.6	12.8
Financials	11.7	12.0
Industrials	11.5	11.1
Health Care	10.9	11.1
Asset Allocation (% of fund's net assets)
As of July 31, 2014*		As of January 31, 2014**
	Stocks 98.0%		Stocks 95.9%
	Bonds 0.4%		Bonds 0.6%
	Convertible Securities 0.0%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets (Liabilities) 1.6%		Short-Term Investments and Net Other Assets (Liabilities) 3.4%
* Foreign investments	17.7%	** Foreign investments	15.2%

Annual Report

Investments July 31, 2014

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 24.5%
Auto Components - 2.5%
Delphi Automotive PLC	592,300	$ 39,566
Tenneco, Inc. (a)	825,300	52,572
TRW Automotive Holdings Corp. (a)	396,200	40,527
		132,665
Automobiles - 5.6%
Ford Motor Co.	8,332,333	141,816
General Motors Co.	4,081,587	138,039
General Motors Co.:
warrants 7/10/16 (a)	469,476	11,526
warrants 7/10/19 (a)	469,476	7,934
Motors Liquidation Co. GUC Trust (a)	123,112	2,967
		302,282
Diversified Consumer Services - 3.8%
Service Corp. International	9,896,727	207,831
Hotels, Restaurants & Leisure - 0.6%
ARAMARK Holdings Corp.	987,744	26,630
Penn National Gaming, Inc. (a)	360,340	3,776
Station Holdco LLC unit (a)(g)(h)	146,846	56
		30,462
Household Durables - 2.0%
Hovnanian Enterprises, Inc. Class A (a)(d)	1,419,000	5,676
Lennar Corp. Class A (d)	677,100	24,531
Newell Rubbermaid, Inc.	2,341,747	76,060
		106,267
Media - 7.1%
AMC Networks, Inc. Class A (a)	446,400	26,726
Cinemark Holdings, Inc.	2,601,645	85,334
Comcast Corp. Class A	3,767,334	202,419
Gray Television, Inc. (a)(e)	3,766,164	45,872
Nexstar Broadcasting Group, Inc. Class A	455,698	21,231
		381,582
Specialty Retail - 2.9%
Asbury Automotive Group, Inc. (a)	385,122	26,007
GameStop Corp. Class A (d)	2,590,007	108,703
Sally Beauty Holdings, Inc. (a)	808,000	20,968
		155,678
TOTAL CONSUMER DISCRETIONARY		1,316,767
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - 1.7%
Food Products - 1.4%
ConAgra Foods, Inc.	541,700	$ 16,321
Darling International, Inc. (a)	3,065,983	57,395
		73,716
Personal Products - 0.3%
Revlon, Inc. (a)	553,261	16,874
TOTAL CONSUMER STAPLES		90,590
ENERGY - 10.4%
Energy Equipment & Services - 2.9%
Ensco PLC Class A	110,000	5,572
Halliburton Co.	1,126,593	77,724
Noble Corp.	987,610	30,981
Oil States International, Inc. (a)	270,466	16,577
Schlumberger Ltd.	109,400	11,858
Transocean Ltd. (United States) (d)	381,900	15,406
		158,118
Oil, Gas & Consumable Fuels - 7.5%
Continental Resources, Inc. (a)(d)	494,487	72,581
Denbury Resources, Inc.	1,522,200	25,801
Hess Corp.	835,910	82,738
HollyFrontier Corp.	1,549,563	72,845
Kodiak Oil & Gas Corp. (a)	2,019,747	31,387
Peabody Energy Corp.	822,825	12,482
Range Resources Corp.	247,200	18,686
Valero Energy Corp.	1,328,266	67,476
Western Refining, Inc.	451,814	18,506
		402,502
TOTAL ENERGY		560,620
FINANCIALS - 11.5%
Banks - 7.9%
Bank of America Corp.	8,641,999	131,790
Barclays PLC sponsored ADR (d)	2,441,721	37,065
CIT Group, Inc.	229,310	11,261
Citigroup, Inc.	1,458,047	71,313
Huntington Bancshares, Inc.	8,526,580	83,731
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Banks - continued
Regions Financial Corp.	5,015,480	$ 50,857
SunTrust Banks, Inc.	1,019,600	38,796
		424,813
Consumer Finance - 1.1%
American Express Co.	679,548	59,800
Insurance - 1.1%
AFLAC, Inc.	641,700	38,335
Lincoln National Corp.	435,700	22,826
		61,161
Real Estate Investment Trusts - 1.0%
Gaming & Leisure Properties	430,875	14,508
Host Hotels & Resorts, Inc.	1,016,122	22,090
Sabra Health Care REIT, Inc.	547,507	15,166
		51,764
Real Estate Management & Development - 0.3%
Realogy Holdings Corp. (a)	463,840	17,051
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. (a)	441,300	3,261
TOTAL FINANCIALS		617,850
HEALTH CARE - 10.9%
Health Care Equipment & Supplies - 2.2%
Boston Scientific Corp. (a)	9,434,356	120,571
Health Care Providers & Services - 5.8%
Community Health Systems, Inc. (a)	1,376,027	65,636
DaVita HealthCare Partners, Inc. (a)	532,952	37,541
HCA Holdings, Inc. (a)	1,216,779	79,468
Tenet Healthcare Corp. (a)	1,705,544	90,002
Universal Health Services, Inc. Class B	385,505	41,095
		313,742
Pharmaceuticals - 2.9%
Johnson & Johnson	153,000	15,314
Merck & Co., Inc.	1,551,500	88,032
Sanofi SA sponsored ADR	992,534	51,880
		155,226
TOTAL HEALTH CARE		589,539
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - 11.5%
Aerospace & Defense - 1.7%
Honeywell International, Inc.	478,776	$ 43,966
Huntington Ingalls Industries, Inc.	258,160	23,472
Textron, Inc.	602,700	21,920
		89,358
Airlines - 4.2%
American Airlines Group, Inc.	1,481,380	57,552
Delta Air Lines, Inc.	3,665,001	137,291
Southwest Airlines Co.	571,283	16,156
United Continental Holdings, Inc. (a)	370,700	17,197
		228,196
Building Products - 0.7%
Allegion PLC	246,500	12,677
Armstrong World Industries, Inc. (a)	489,200	23,814
		36,491
Commercial Services & Supplies - 1.3%
Civeo Corp.	540,932	13,740
Deluxe Corp.	742,413	40,840
Tyco International Ltd.	328,233	14,163
		68,743
Electrical Equipment - 0.6%
Emerson Electric Co.	163,500	10,407
Generac Holdings, Inc. (a)(d)	490,557	21,290
		31,697
Industrial Conglomerates - 0.5%
General Electric Co.	1,103,883	27,763
Machinery - 1.6%
Harsco Corp.	1,103,224	27,878
Ingersoll-Rand PLC	739,500	43,475
Pentair PLC	78,757	5,046
Timken Co.	228,734	10,133
		86,532
Marine - 0.5%
Genco Shipping & Trading Ltd. (a)	573,680	12,334
Navios Maritime Holdings, Inc.	2,162,794	17,237
		29,571
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Road & Rail - 0.4%
Hertz Global Holdings, Inc. (a)	707,700	$ 19,971
TOTAL INDUSTRIALS		618,322
INFORMATION TECHNOLOGY - 8.4%
Communications Equipment - 1.1%
Cisco Systems, Inc.	2,383,049	60,124
Electronic Equipment & Components - 1.8%
Avnet, Inc.	594,313	25,157
Belden, Inc.	777,664	52,803
Corning, Inc.	726,800	14,282
Viasystems Group, Inc. (a)	540,460	5,291
		97,533
Internet Software & Services - 0.2%
VeriSign, Inc. (a)	194,300	10,502
Semiconductors & Semiconductor Equipment - 3.0%
Advanced Micro Devices, Inc. (a)(d)	1,704,692	6,665
Freescale Semiconductor, Inc. (a)	1,235,600	24,737
Intersil Corp. Class A	1,460,387	18,737
Micron Technology, Inc. (a)	2,293,545	70,068
NXP Semiconductors NV (a)	269,464	16,801
ON Semiconductor Corp. (a)	2,920,068	24,996
		162,004
Software - 1.6%
Citrix Systems, Inc. (a)	230,899	15,639
Microsoft Corp.	1,619,168	69,883
		85,522
Technology Hardware, Storage & Peripherals - 0.7%
NCR Corp. (a)	1,117,931	34,600
TOTAL INFORMATION TECHNOLOGY		450,285
MATERIALS - 14.6%
Chemicals - 11.5%
H.B. Fuller Co.	461,829	20,621
LyondellBasell Industries NV Class A	5,246,855	557,481
OMNOVA Solutions, Inc. (a)(e)	3,114,962	25,138
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
Phosphate Holdings, Inc. (a)	307,500	$ 212
W.R. Grace & Co. (a)	179,956	16,376
		619,828
Containers & Packaging - 2.2%
Rock-Tenn Co. Class A	1,058,264	105,223
Sealed Air Corp.	483,434	15,528
		120,751
Metals & Mining - 0.1%
Ormet Corp. (a)(e)	1,405,000	8
TimkenSteel Corp. (a)	114,367	4,976
		4,984
Paper & Forest Products - 0.8%
Louisiana-Pacific Corp. (a)	1,563,090	21,164
Neenah Paper, Inc.	418,300	20,756
		41,920
TOTAL MATERIALS		787,483
TELECOMMUNICATION SERVICES - 1.1%
Diversified Telecommunication Services - 1.1%
Frontier Communications Corp. (d)	5,528,256	36,210
Intelsat SA (a)	1,144,700	21,223
		57,433
UTILITIES - 3.2%
Electric Utilities - 0.2%
FirstEnergy Corp.	421,304	13,149
Independent Power Producers & Energy Traders - 3.0%
Calpine Corp. (a)	2,616,200	57,661
The AES Corp.	7,025,407	102,641
		160,302
TOTAL UTILITIES		173,451
TOTAL COMMON STOCKS (Cost $3,243,282)		5,262,340
Nonconvertible Preferred Stocks - 0.2%
	Shares	Value (000s)
FINANCIALS - 0.2%
Diversified Financial Services - 0.2%
GMAC Capital Trust I Series 2, 8.125% (Cost $10,975)	439,013	$ 11,932
Nonconvertible Bonds - 0.4%
	Principal Amount (000s)
ENERGY - 0.4%
Energy Equipment & Services - 0.4%
Offshore Group Investment Ltd. 7.5% 11/1/19	$ 13,360	13,761
SAExploration Holdings, Inc. 10% 7/15/19 (f)	6,930	6,913
		20,674
TOTAL NONCONVERTIBLE BONDS (Cost $20,954)		20,674
Money Market Funds - 6.9%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	92,278,222	92,278
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	278,226,265	278,226
TOTAL MONEY MARKET FUNDS (Cost $370,504)		370,504
TOTAL INVESTMENT PORTFOLIO - 105.3% (Cost $3,645,715)		5,665,450
NET OTHER ASSETS (LIABILITIES) - (5.3)%		(285,886)
NET ASSETS - 100%		$ 5,379,564
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,913,000 or 0.1% of net assets.

(g) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $56,000 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Station Holdco LLC unit	10/28/08 - 12/1/08	$ 5,990
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 322
Fidelity Securities Lending Cash Central Fund	631
Total	$ 953
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Gray Television, Inc.	$ 29,414	$ -	$ -	$ -	$ 45,872
OMNOVA Solutions, Inc.	25,107	-	-	-	25,138
Ormet Corp.	13	-	-	-	8
Service Corp. International	244,446	-	53,608	3,446	-
Total	$ 298,980	$ -	$ 53,608	$ 3,446	$ 71,018
Other Information

The following is a summary of the inputs used, as of July 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,316,767	$ 1,316,711	$ -	$ 56
Consumer Staples	90,590	90,590	-	-
Energy	560,620	560,620	-	-
Financials	629,782	629,782	-	-
Health Care	589,539	589,539	-	-
Industrials	618,322	618,322	-	-
Information Technology	450,285	450,285	-	-
Materials	787,483	787,483	-	-
Telecommunication Services	57,433	57,433	-	-
Utilities	173,451	173,451	-	-
Corporate Bonds	20,674	-	20,674	-
Money Market Funds	370,504	370,504	-	-
Total Investments in Securities:	$ 5,665,450	$ 5,644,720	$ 20,674	$ 56
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	82.3%
Netherlands	10.6%
United Kingdom	1.4%
Ireland	1.1%
France	1.0%
Others (Individually Less Than 1%)	3.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2014

Assets
Investment in securities, at value (including securities loaned of $264,346) - See accompanying schedule: Unaffiliated issuers (cost $3,201,013)	$ 5,223,928
Fidelity Central Funds (cost $370,504)	370,504
Other affiliated issuers (cost $74,198)	71,018
Total Investments (cost $3,645,715)		$ 5,665,450
Receivable for fund shares sold		3,579
Dividends receivable		2,419
Interest receivable		306
Distributions receivable from Fidelity Central Funds		57
Receivable from investment adviser for expense reductions		3
Other receivables		69
Total assets		5,671,883

Liabilities
Payable for fund shares redeemed	$ 10,584
Accrued management fee	2,739
Other affiliated payables	708
Other payables and accrued expenses	62
Collateral on securities loaned, at value	278,226
Total liabilities		292,319

Net Assets		$ 5,379,564
Net Assets consist of:
Paid in capital		$ 3,393,104
Undistributed net investment income		22,869
Accumulated undistributed net realized gain (loss) on investments		(56,144)
Net unrealized appreciation (depreciation) on investments		2,019,735
Net Assets		$ 5,379,564

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2014

Leveraged Company Stock: Net Asset Value, offering price and redemption price per share ($4,206,652 ÷ 91,806 shares)	$ 45.82

Class K: Net Asset Value, offering price and redemption price per share ($1,172,912 ÷ 25,546 shares)	$ 45.91

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2014

Investment Income
Dividends (including $3,446 earned from other affiliated issuers)		$ 79,397
Interest		4,756
Income from Fidelity Central Funds		953
Total income		85,106

Expenses
Management fee	$ 32,097
Transfer agent fees	7,386
Accounting and security lending fees	1,146
Custodian fees and expenses	52
Independent trustees' compensation	22
Registration fees	84
Audit	65
Legal	25
Miscellaneous	46
Total expenses before reductions	40,923
Expense reductions	(207)	40,716
Net investment income (loss)		44,390
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	153,359
Other affiliated issuers	31,618
Total net realized gain (loss)		184,977
Change in net unrealized appreciation (depreciation) on investment securities		610,173
Net gain (loss)		795,150
Net increase (decrease) in net assets resulting from operations		$ 839,540

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2014	Year ended July 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 44,390	$ 57,007
Net realized gain (loss)	184,977	336,239
Change in net unrealized appreciation (depreciation)	610,173	1,098,022
Net increase (decrease) in net assets resulting from operations	839,540	1,491,268
Distributions to shareholders from net investment income	(37,155)	(15,789)
Share transactions - net increase (decrease)	(702,631)	194,361
Redemption fees	366	538
Total increase (decrease) in net assets	100,120	1,670,378

Net Assets
Beginning of period	5,279,444	3,609,066
End of period (including undistributed net investment income of $22,869 and undistributed net investment income of $22,624, respectively)	$ 5,379,564	$ 5,279,444

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Leveraged Company Stock

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 39.44	$ 28.22	$ 28.85	$ 23.50	$ 19.55
Income from Investment Operations
Net investment income (loss) B	.34	.42F	.16	-H	.07
Net realized and unrealized gain (loss)	6.31	10.92	(.50)	5.46	3.99
Total from investment operations	6.65	11.34	(.34)	5.46	4.06
Distributions from net investment income	(.27)	(.12)	(.29)	(.11)	(.11)
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 45.82	$ 39.44	$ 28.22	$ 28.85	$ 23.50
Total ReturnA	16.96%	40.31%	(1.05)%	23.27%	20.84%
Ratios to Average Net Assets C, G
Expenses before reductions	.79%	.82%	.86%	.85%	.88%
Expenses net of fee waivers, if any	.79%	.82%	.86%	.85%	.88%
Expenses net of all reductions	.79%	.82%	.85%	.84%	.88%
Net investment income (loss)	.81%	1.25%F	.60%	-%E	.29%
Supplemental Data
Net assets, end of period (in millions)	$ 4,207	$ 4,227	$ 3,009	$ 3,931	$ 3,983
Portfolio turnover rateD	10%	21%	29%	18%	21%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 39.52	$ 28.26	$ 28.86	$ 23.52	$ 19.56
Income from Investment Operations
Net investment income (loss) B	.40	.47E	.20	.04	.11
Net realized and unrealized gain (loss)	6.31	10.93	(.49)	5.45	4.00
Total from investment operations	6.71	11.40	(.29)	5.49	4.11
Distributions from net investment income	(.32)	(.14)	(.31)	(.15)	(.15)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 45.91	$ 39.52	$ 28.26	$ 28.86	$ 23.52
Total ReturnA	17.10%	40.47%	(.87)%	23.45%	21.09%
Ratios to Average Net Assets C, F
Expenses before reductions	.67%	.69%	.69%	.69%	.70%
Expenses net of fee waivers, if any	.67%	.69%	.69%	.69%	.70%
Expenses net of all reductions	.67%	.68%	.69%	.69%	.69%
Net investment income (loss)	.92%	1.39%E	.76%	.16%	.47%
Supplemental Data
Net assets, end of period (in millions)	$ 1,173	$ 1,053	$ 600	$ 555	$ 410
Portfolio turnover rateD	10%	21%	29%	18%	21%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.17%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2014

(Amounts in thousands except percentages)

1. Organization.

Fidelity Leveraged Company Stock Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Leveraged Company Stock and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund may invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2014, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, equity-debt classifications, capital loss carryforwards and losses deferred due to excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,189,452
Gross unrealized depreciation	(166,396)
Net unrealized appreciation (depreciation) on securities	$ 2,023,056

Tax Cost	$ 3,642,394

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 19,743
Capital loss carryforward	$ (47,279)
Net unrealized appreciation (depreciation) on securities and other investments	$ 2,023,056

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$ (47,279)

The Fund intends to elect to defer to its next fiscal year $8,865 of capital losses recognized during the period November 1, 2013 to July 31, 2014.

The tax character of distributions paid was as follows:

	July 31, 2014	July 31, 2013
Ordinary Income	$ 37,155	$ 15,789

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $490,577 and $680,814, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .60% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Leveraged Company Stock. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Leveraged Company Stock	$ 6,865.16
Class K	521.05
	$ 7,386

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $17 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $3.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $9 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Security Lending - continued

types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $631, including $7 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $150 for the period.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $57.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2014	2013
From net investment income
Leveraged Company Stock	$ 28,583	$ 12,562
Class K	8,572	3,227
Total	$ 37,155	$ 15,789

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
Leveraged Company Stock
Shares sold	9,604	26,431	$ 407,601	$ 888,852
Reinvestment of distributions	670	378	26,928	11,889
Shares redeemed	(25,643)	(26,251)	(1,089,706)	(883,700)
Net increase (decrease)	(15,369)	558	$ (655,177)	$ 17,041

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
Class K
Shares sold	5,696	11,840	$ 243,726	$ 395,282
Reinvestment of distributions	213	102	8,572	3,227
Shares redeemed	(7,002)	(6,546)	(299,752)	(221,189)
Net increase (decrease)	(1,093)	5,396	$ (47,454)	$ 177,320

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Leveraged Company Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Leveraged Company Stock Fund (a fund of Fidelity Securities Fund) at July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Leveraged Company Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 16, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 173 funds. Mr. Curvey oversees 397 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), a Director of FMR Co., Inc. (2007-2014) and was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Leveraged Company Stock designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Leveraged Company Stock designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Leveraged Company Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Boardand the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Leveraged Company Stock Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Leveraged Company Stock Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

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(U.K.) Inc.

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(Japan) Inc.

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Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional

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Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

The Fidelity Telephone Connection

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LSF-UANN-0914
1.789248.111

Fidelity®

Leveraged Company Stock

Fund -

Class K

Annual Report

July 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the last six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2014	Past 1 year	Past 5 years	Past 10 years
Class K A	17.10%	19.51%	11.31%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Leveraged Company Stock Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Leveraged Company Stock Fund - Class K on July 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See footnote A above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12-month period ending July 31, 2014, supported by corporate profits and continued low interest rates. The S&P 500® Index rose 16.94%, reaching an all-time high near period end. The technology-heavy Nasdaq Composite Index® gained 22.00%. The Russell 2000® Index returned 8.56%, reflecting the relatively lackluster performance of small-cap stocks. Information technology (+28%) was the top-performing sector within the S&P 500®, driven by strong semiconductor and computer hardware sales. Materials (+23%) gained amid higher prices for many commodity products. Health care (+21%) rose, driven by gains in pharmaceuticals, biotechnology & life sciences companies. Energy stocks (+19%) advanced in the latter part of the period amid healthy U.S. output and the threat of supply disruptions in Iraq. Conversely, most defensive sectors, including consumer staples, utilities and telecommunication services, lagged the broader market. Volatility remained tame throughout most of the period, with markets supported by declining unemployment, near-record profit margins for companies, muted cost inflation and fairly low corporate debt levels. Geopolitical tension remained a concern at period end, with conflict in Ukraine and strained relations between Russia and the West posing a potential threat to global growth.

Comments from Thomas Soviero, Portfolio Manager of Fidelity® Leveraged Company Stock Fund: For the year, the fund's Class K shares returned 17.10%, compared with 16.94% for the S&P 500® Index. I continued to concentrate the fund in what I considered to be my best ideas. I remained concerned about the health of economies abroad, so I maintained a relatively defensive posture, highlighting U.S.-centric investments and holding an average weighting of 6% in cash during the period. This cash stance was a drag on performance relative to the S&P 500®. Performance versus the benchmark was buoyed by stock selection in materials and transportation, especially investments in chemicals manufacturer LyondellBasell Industries, as well as Delta Air Lines and American Airlines Group. American was not in the index. Semiconductor manufacturer Micron Technology was another top contributor. On the down side, we were held back by positioning in information technology and consumer discretionary. General Motors was a main detractor, along with video game retailer GameStop and not owning consumer electronics giant and index component Apple.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 to July 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period* February 1, 2014 to July 31, 2014
Leveraged Company Stock	.79%
Actual		$ 1,000.00	$ 1,092.00	$ 4.10
HypotheticalA		$ 1,000.00	$ 1,020.88	$ 3.96
Class K	.67%
Actual		$ 1,000.00	$ 1,092.30	$ 3.48
HypotheticalA		$ 1,000.00	$ 1,021.47	$ 3.36

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
LyondellBasell Industries NV Class A	10.3	8.3
Service Corp. International	3.8	3.6
Comcast Corp. Class A	3.8	4.5
Ford Motor Co.	2.6	2.7
General Motors Co.	2.6	3.2
Delta Air Lines, Inc.	2.5	2.2
Bank of America Corp.	2.5	2.8
Boston Scientific Corp.	2.2	2.6
GameStop Corp. Class A	2.0	1.9
Rock-Tenn Co. Class A	1.9	1.8
	34.2
Top Five Market Sectors as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	24.5	25.3
Materials	14.6	12.8
Financials	11.7	12.0
Industrials	11.5	11.1
Health Care	10.9	11.1
Asset Allocation (% of fund's net assets)
As of July 31, 2014*		As of January 31, 2014**
	Stocks 98.0%		Stocks 95.9%
	Bonds 0.4%		Bonds 0.6%
	Convertible Securities 0.0%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets (Liabilities) 1.6%		Short-Term Investments and Net Other Assets (Liabilities) 3.4%
* Foreign investments	17.7%	** Foreign investments	15.2%

Annual Report

Investments July 31, 2014

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 24.5%
Auto Components - 2.5%
Delphi Automotive PLC	592,300	$ 39,566
Tenneco, Inc. (a)	825,300	52,572
TRW Automotive Holdings Corp. (a)	396,200	40,527
		132,665
Automobiles - 5.6%
Ford Motor Co.	8,332,333	141,816
General Motors Co.	4,081,587	138,039
General Motors Co.:
warrants 7/10/16 (a)	469,476	11,526
warrants 7/10/19 (a)	469,476	7,934
Motors Liquidation Co. GUC Trust (a)	123,112	2,967
		302,282
Diversified Consumer Services - 3.8%
Service Corp. International	9,896,727	207,831
Hotels, Restaurants & Leisure - 0.6%
ARAMARK Holdings Corp.	987,744	26,630
Penn National Gaming, Inc. (a)	360,340	3,776
Station Holdco LLC unit (a)(g)(h)	146,846	56
		30,462
Household Durables - 2.0%
Hovnanian Enterprises, Inc. Class A (a)(d)	1,419,000	5,676
Lennar Corp. Class A (d)	677,100	24,531
Newell Rubbermaid, Inc.	2,341,747	76,060
		106,267
Media - 7.1%
AMC Networks, Inc. Class A (a)	446,400	26,726
Cinemark Holdings, Inc.	2,601,645	85,334
Comcast Corp. Class A	3,767,334	202,419
Gray Television, Inc. (a)(e)	3,766,164	45,872
Nexstar Broadcasting Group, Inc. Class A	455,698	21,231
		381,582
Specialty Retail - 2.9%
Asbury Automotive Group, Inc. (a)	385,122	26,007
GameStop Corp. Class A (d)	2,590,007	108,703
Sally Beauty Holdings, Inc. (a)	808,000	20,968
		155,678
TOTAL CONSUMER DISCRETIONARY		1,316,767
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - 1.7%
Food Products - 1.4%
ConAgra Foods, Inc.	541,700	$ 16,321
Darling International, Inc. (a)	3,065,983	57,395
		73,716
Personal Products - 0.3%
Revlon, Inc. (a)	553,261	16,874
TOTAL CONSUMER STAPLES		90,590
ENERGY - 10.4%
Energy Equipment & Services - 2.9%
Ensco PLC Class A	110,000	5,572
Halliburton Co.	1,126,593	77,724
Noble Corp.	987,610	30,981
Oil States International, Inc. (a)	270,466	16,577
Schlumberger Ltd.	109,400	11,858
Transocean Ltd. (United States) (d)	381,900	15,406
		158,118
Oil, Gas & Consumable Fuels - 7.5%
Continental Resources, Inc. (a)(d)	494,487	72,581
Denbury Resources, Inc.	1,522,200	25,801
Hess Corp.	835,910	82,738
HollyFrontier Corp.	1,549,563	72,845
Kodiak Oil & Gas Corp. (a)	2,019,747	31,387
Peabody Energy Corp.	822,825	12,482
Range Resources Corp.	247,200	18,686
Valero Energy Corp.	1,328,266	67,476
Western Refining, Inc.	451,814	18,506
		402,502
TOTAL ENERGY		560,620
FINANCIALS - 11.5%
Banks - 7.9%
Bank of America Corp.	8,641,999	131,790
Barclays PLC sponsored ADR (d)	2,441,721	37,065
CIT Group, Inc.	229,310	11,261
Citigroup, Inc.	1,458,047	71,313
Huntington Bancshares, Inc.	8,526,580	83,731
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Banks - continued
Regions Financial Corp.	5,015,480	$ 50,857
SunTrust Banks, Inc.	1,019,600	38,796
		424,813
Consumer Finance - 1.1%
American Express Co.	679,548	59,800
Insurance - 1.1%
AFLAC, Inc.	641,700	38,335
Lincoln National Corp.	435,700	22,826
		61,161
Real Estate Investment Trusts - 1.0%
Gaming & Leisure Properties	430,875	14,508
Host Hotels & Resorts, Inc.	1,016,122	22,090
Sabra Health Care REIT, Inc.	547,507	15,166
		51,764
Real Estate Management & Development - 0.3%
Realogy Holdings Corp. (a)	463,840	17,051
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. (a)	441,300	3,261
TOTAL FINANCIALS		617,850
HEALTH CARE - 10.9%
Health Care Equipment & Supplies - 2.2%
Boston Scientific Corp. (a)	9,434,356	120,571
Health Care Providers & Services - 5.8%
Community Health Systems, Inc. (a)	1,376,027	65,636
DaVita HealthCare Partners, Inc. (a)	532,952	37,541
HCA Holdings, Inc. (a)	1,216,779	79,468
Tenet Healthcare Corp. (a)	1,705,544	90,002
Universal Health Services, Inc. Class B	385,505	41,095
		313,742
Pharmaceuticals - 2.9%
Johnson & Johnson	153,000	15,314
Merck & Co., Inc.	1,551,500	88,032
Sanofi SA sponsored ADR	992,534	51,880
		155,226
TOTAL HEALTH CARE		589,539
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - 11.5%
Aerospace & Defense - 1.7%
Honeywell International, Inc.	478,776	$ 43,966
Huntington Ingalls Industries, Inc.	258,160	23,472
Textron, Inc.	602,700	21,920
		89,358
Airlines - 4.2%
American Airlines Group, Inc.	1,481,380	57,552
Delta Air Lines, Inc.	3,665,001	137,291
Southwest Airlines Co.	571,283	16,156
United Continental Holdings, Inc. (a)	370,700	17,197
		228,196
Building Products - 0.7%
Allegion PLC	246,500	12,677
Armstrong World Industries, Inc. (a)	489,200	23,814
		36,491
Commercial Services & Supplies - 1.3%
Civeo Corp.	540,932	13,740
Deluxe Corp.	742,413	40,840
Tyco International Ltd.	328,233	14,163
		68,743
Electrical Equipment - 0.6%
Emerson Electric Co.	163,500	10,407
Generac Holdings, Inc. (a)(d)	490,557	21,290
		31,697
Industrial Conglomerates - 0.5%
General Electric Co.	1,103,883	27,763
Machinery - 1.6%
Harsco Corp.	1,103,224	27,878
Ingersoll-Rand PLC	739,500	43,475
Pentair PLC	78,757	5,046
Timken Co.	228,734	10,133
		86,532
Marine - 0.5%
Genco Shipping & Trading Ltd. (a)	573,680	12,334
Navios Maritime Holdings, Inc.	2,162,794	17,237
		29,571
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Road & Rail - 0.4%
Hertz Global Holdings, Inc. (a)	707,700	$ 19,971
TOTAL INDUSTRIALS		618,322
INFORMATION TECHNOLOGY - 8.4%
Communications Equipment - 1.1%
Cisco Systems, Inc.	2,383,049	60,124
Electronic Equipment & Components - 1.8%
Avnet, Inc.	594,313	25,157
Belden, Inc.	777,664	52,803
Corning, Inc.	726,800	14,282
Viasystems Group, Inc. (a)	540,460	5,291
		97,533
Internet Software & Services - 0.2%
VeriSign, Inc. (a)	194,300	10,502
Semiconductors & Semiconductor Equipment - 3.0%
Advanced Micro Devices, Inc. (a)(d)	1,704,692	6,665
Freescale Semiconductor, Inc. (a)	1,235,600	24,737
Intersil Corp. Class A	1,460,387	18,737
Micron Technology, Inc. (a)	2,293,545	70,068
NXP Semiconductors NV (a)	269,464	16,801
ON Semiconductor Corp. (a)	2,920,068	24,996
		162,004
Software - 1.6%
Citrix Systems, Inc. (a)	230,899	15,639
Microsoft Corp.	1,619,168	69,883
		85,522
Technology Hardware, Storage & Peripherals - 0.7%
NCR Corp. (a)	1,117,931	34,600
TOTAL INFORMATION TECHNOLOGY		450,285
MATERIALS - 14.6%
Chemicals - 11.5%
H.B. Fuller Co.	461,829	20,621
LyondellBasell Industries NV Class A	5,246,855	557,481
OMNOVA Solutions, Inc. (a)(e)	3,114,962	25,138
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
Phosphate Holdings, Inc. (a)	307,500	$ 212
W.R. Grace & Co. (a)	179,956	16,376
		619,828
Containers & Packaging - 2.2%
Rock-Tenn Co. Class A	1,058,264	105,223
Sealed Air Corp.	483,434	15,528
		120,751
Metals & Mining - 0.1%
Ormet Corp. (a)(e)	1,405,000	8
TimkenSteel Corp. (a)	114,367	4,976
		4,984
Paper & Forest Products - 0.8%
Louisiana-Pacific Corp. (a)	1,563,090	21,164
Neenah Paper, Inc.	418,300	20,756
		41,920
TOTAL MATERIALS		787,483
TELECOMMUNICATION SERVICES - 1.1%
Diversified Telecommunication Services - 1.1%
Frontier Communications Corp. (d)	5,528,256	36,210
Intelsat SA (a)	1,144,700	21,223
		57,433
UTILITIES - 3.2%
Electric Utilities - 0.2%
FirstEnergy Corp.	421,304	13,149
Independent Power Producers & Energy Traders - 3.0%
Calpine Corp. (a)	2,616,200	57,661
The AES Corp.	7,025,407	102,641
		160,302
TOTAL UTILITIES		173,451
TOTAL COMMON STOCKS (Cost $3,243,282)		5,262,340
Nonconvertible Preferred Stocks - 0.2%
	Shares	Value (000s)
FINANCIALS - 0.2%
Diversified Financial Services - 0.2%
GMAC Capital Trust I Series 2, 8.125% (Cost $10,975)	439,013	$ 11,932
Nonconvertible Bonds - 0.4%
	Principal Amount (000s)
ENERGY - 0.4%
Energy Equipment & Services - 0.4%
Offshore Group Investment Ltd. 7.5% 11/1/19	$ 13,360	13,761
SAExploration Holdings, Inc. 10% 7/15/19 (f)	6,930	6,913
		20,674
TOTAL NONCONVERTIBLE BONDS (Cost $20,954)		20,674
Money Market Funds - 6.9%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	92,278,222	92,278
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	278,226,265	278,226
TOTAL MONEY MARKET FUNDS (Cost $370,504)		370,504
TOTAL INVESTMENT PORTFOLIO - 105.3% (Cost $3,645,715)		5,665,450
NET OTHER ASSETS (LIABILITIES) - (5.3)%		(285,886)
NET ASSETS - 100%		$ 5,379,564
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,913,000 or 0.1% of net assets.

(g) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $56,000 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Station Holdco LLC unit	10/28/08 - 12/1/08	$ 5,990
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 322
Fidelity Securities Lending Cash Central Fund	631
Total	$ 953
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Gray Television, Inc.	$ 29,414	$ -	$ -	$ -	$ 45,872
OMNOVA Solutions, Inc.	25,107	-	-	-	25,138
Ormet Corp.	13	-	-	-	8
Service Corp. International	244,446	-	53,608	3,446	-
Total	$ 298,980	$ -	$ 53,608	$ 3,446	$ 71,018
Other Information

The following is a summary of the inputs used, as of July 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,316,767	$ 1,316,711	$ -	$ 56
Consumer Staples	90,590	90,590	-	-
Energy	560,620	560,620	-	-
Financials	629,782	629,782	-	-
Health Care	589,539	589,539	-	-
Industrials	618,322	618,322	-	-
Information Technology	450,285	450,285	-	-
Materials	787,483	787,483	-	-
Telecommunication Services	57,433	57,433	-	-
Utilities	173,451	173,451	-	-
Corporate Bonds	20,674	-	20,674	-
Money Market Funds	370,504	370,504	-	-
Total Investments in Securities:	$ 5,665,450	$ 5,644,720	$ 20,674	$ 56
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	82.3%
Netherlands	10.6%
United Kingdom	1.4%
Ireland	1.1%
France	1.0%
Others (Individually Less Than 1%)	3.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2014

Assets
Investment in securities, at value (including securities loaned of $264,346) - See accompanying schedule: Unaffiliated issuers (cost $3,201,013)	$ 5,223,928
Fidelity Central Funds (cost $370,504)	370,504
Other affiliated issuers (cost $74,198)	71,018
Total Investments (cost $3,645,715)		$ 5,665,450
Receivable for fund shares sold		3,579
Dividends receivable		2,419
Interest receivable		306
Distributions receivable from Fidelity Central Funds		57
Receivable from investment adviser for expense reductions		3
Other receivables		69
Total assets		5,671,883

Liabilities
Payable for fund shares redeemed	$ 10,584
Accrued management fee	2,739
Other affiliated payables	708
Other payables and accrued expenses	62
Collateral on securities loaned, at value	278,226
Total liabilities		292,319

Net Assets		$ 5,379,564
Net Assets consist of:
Paid in capital		$ 3,393,104
Undistributed net investment income		22,869
Accumulated undistributed net realized gain (loss) on investments		(56,144)
Net unrealized appreciation (depreciation) on investments		2,019,735
Net Assets		$ 5,379,564

See accompanying notes which are an integral part of the financial statements.

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Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2014

Leveraged Company Stock: Net Asset Value, offering price and redemption price per share ($4,206,652 ÷ 91,806 shares)	$ 45.82

Class K: Net Asset Value, offering price and redemption price per share ($1,172,912 ÷ 25,546 shares)	$ 45.91

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2014

Investment Income
Dividends (including $3,446 earned from other affiliated issuers)		$ 79,397
Interest		4,756
Income from Fidelity Central Funds		953
Total income		85,106

Expenses
Management fee	$ 32,097
Transfer agent fees	7,386
Accounting and security lending fees	1,146
Custodian fees and expenses	52
Independent trustees' compensation	22
Registration fees	84
Audit	65
Legal	25
Miscellaneous	46
Total expenses before reductions	40,923
Expense reductions	(207)	40,716
Net investment income (loss)		44,390
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	153,359
Other affiliated issuers	31,618
Total net realized gain (loss)		184,977
Change in net unrealized appreciation (depreciation) on investment securities		610,173
Net gain (loss)		795,150
Net increase (decrease) in net assets resulting from operations		$ 839,540

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2014	Year ended July 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 44,390	$ 57,007
Net realized gain (loss)	184,977	336,239
Change in net unrealized appreciation (depreciation)	610,173	1,098,022
Net increase (decrease) in net assets resulting from operations	839,540	1,491,268
Distributions to shareholders from net investment income	(37,155)	(15,789)
Share transactions - net increase (decrease)	(702,631)	194,361
Redemption fees	366	538
Total increase (decrease) in net assets	100,120	1,670,378

Net Assets
Beginning of period	5,279,444	3,609,066
End of period (including undistributed net investment income of $22,869 and undistributed net investment income of $22,624, respectively)	$ 5,379,564	$ 5,279,444

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Leveraged Company Stock

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 39.44	$ 28.22	$ 28.85	$ 23.50	$ 19.55
Income from Investment Operations
Net investment income (loss) B	.34	.42F	.16	-H	.07
Net realized and unrealized gain (loss)	6.31	10.92	(.50)	5.46	3.99
Total from investment operations	6.65	11.34	(.34)	5.46	4.06
Distributions from net investment income	(.27)	(.12)	(.29)	(.11)	(.11)
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 45.82	$ 39.44	$ 28.22	$ 28.85	$ 23.50
Total ReturnA	16.96%	40.31%	(1.05)%	23.27%	20.84%
Ratios to Average Net Assets C, G
Expenses before reductions	.79%	.82%	.86%	.85%	.88%
Expenses net of fee waivers, if any	.79%	.82%	.86%	.85%	.88%
Expenses net of all reductions	.79%	.82%	.85%	.84%	.88%
Net investment income (loss)	.81%	1.25%F	.60%	-%E	.29%
Supplemental Data
Net assets, end of period (in millions)	$ 4,207	$ 4,227	$ 3,009	$ 3,931	$ 3,983
Portfolio turnover rateD	10%	21%	29%	18%	21%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 39.52	$ 28.26	$ 28.86	$ 23.52	$ 19.56
Income from Investment Operations
Net investment income (loss) B	.40	.47E	.20	.04	.11
Net realized and unrealized gain (loss)	6.31	10.93	(.49)	5.45	4.00
Total from investment operations	6.71	11.40	(.29)	5.49	4.11
Distributions from net investment income	(.32)	(.14)	(.31)	(.15)	(.15)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 45.91	$ 39.52	$ 28.26	$ 28.86	$ 23.52
Total ReturnA	17.10%	40.47%	(.87)%	23.45%	21.09%
Ratios to Average Net Assets C, F
Expenses before reductions	.67%	.69%	.69%	.69%	.70%
Expenses net of fee waivers, if any	.67%	.69%	.69%	.69%	.70%
Expenses net of all reductions	.67%	.68%	.69%	.69%	.69%
Net investment income (loss)	.92%	1.39%E	.76%	.16%	.47%
Supplemental Data
Net assets, end of period (in millions)	$ 1,173	$ 1,053	$ 600	$ 555	$ 410
Portfolio turnover rateD	10%	21%	29%	18%	21%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.17%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2014

(Amounts in thousands except percentages)

1. Organization.

Fidelity Leveraged Company Stock Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Leveraged Company Stock and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund may invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2014, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the

Annual Report

3. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, equity-debt classifications, capital loss carryforwards and losses deferred due to excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,189,452
Gross unrealized depreciation	(166,396)
Net unrealized appreciation (depreciation) on securities	$ 2,023,056

Tax Cost	$ 3,642,394

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 19,743
Capital loss carryforward	$ (47,279)
Net unrealized appreciation (depreciation) on securities and other investments	$ 2,023,056

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$ (47,279)

The Fund intends to elect to defer to its next fiscal year $8,865 of capital losses recognized during the period November 1, 2013 to July 31, 2014.

The tax character of distributions paid was as follows:

	July 31, 2014	July 31, 2013
Ordinary Income	$ 37,155	$ 15,789

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $490,577 and $680,814, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .60% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Leveraged Company Stock. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Leveraged Company Stock	$ 6,865.16
Class K	521.05
	$ 7,386

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $17 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $3.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $9 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain

Annual Report

7. Security Lending - continued

types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $631, including $7 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $150 for the period.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $57.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2014	2013
From net investment income
Leveraged Company Stock	$ 28,583	$ 12,562
Class K	8,572	3,227
Total	$ 37,155	$ 15,789

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
Leveraged Company Stock
Shares sold	9,604	26,431	$ 407,601	$ 888,852
Reinvestment of distributions	670	378	26,928	11,889
Shares redeemed	(25,643)	(26,251)	(1,089,706)	(883,700)
Net increase (decrease)	(15,369)	558	$ (655,177)	$ 17,041

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
Class K
Shares sold	5,696	11,840	$ 243,726	$ 395,282
Reinvestment of distributions	213	102	8,572	3,227
Shares redeemed	(7,002)	(6,546)	(299,752)	(221,189)
Net increase (decrease)	(1,093)	5,396	$ (47,454)	$ 177,320

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Leveraged Company Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Leveraged Company Stock Fund (a fund of Fidelity Securities Fund) at July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Leveraged Company Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 16, 2014

Annual Report

Trustees and Officers

The Trustees Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 173 funds. Mr. Curvey oversees 397 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), a Director of FMR Co., Inc. (2007-2014) and was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Class K designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Leveraged Company Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Boardand the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Leveraged Company Stock Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Leveraged Company Stock Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

LSF-K-UANN-0914
1.863381.105

Fidelity®

OTC

Portfolio

Annual Report

July 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2014	Past 1 year	Past 5 years	Past 10 years
Fidelity® OTC Portfolio	17.96%	19.30%	12.03%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® OTC Portfolio, a class of the fund, on July 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the Nasdaq Composite Index® performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12-month period ending July 31, 2014, supported by corporate profits and continued low interest rates. The S&P 500® Index rose 16.94%, reaching an all-time high near period end. The technology-heavy Nasdaq Composite Index® gained 22.00%. The Russell 2000® Index returned 8.56%, reflecting the relatively lackluster performance of small-cap stocks. Information technology (+28%) was the top-performing sector within the S&P 500®, driven by strong semiconductor and computer hardware sales. Materials (+23%) gained amid higher prices for many commodity products. Health care (+21%) rose, driven by gains in pharmaceuticals, biotechnology & life sciences companies. Energy stocks (+19%) advanced in the latter part of the period amid healthy U.S. output and the threat of supply disruptions in Iraq. Conversely, most defensive sectors, including consumer staples, utilities and telecommunication services, lagged the broader market. Volatility remained tame throughout most of the period, with markets supported by declining unemployment, near-record profit margins for companies, muted cost inflation and fairly low corporate debt levels. Geopolitical tension remained a concern at period end, with conflict in Ukraine and strained relations between Russia and the West posing a potential threat to global growth.

Comments from Gavin Baker, Portfolio Manager of Fidelity® OTC Portfolio: For the year, the fund's Retail Class shares returned 17.96%, trailing the Nasdaq Composite Index. Notable detractors include Rackspace Hosting, Groupon, NII Holdings and Angie's List, which collectively cost the fund more than 540 basis points of relative performance. Mobile operator NII faced a number of challenges in rolling out its new wireless network in Latin America. Subscriber-based Angie's List faced increased competition from crowd-sourced and free alternatives, as well as marketplace-model implementation issues. NII Holdings and nearly our entire position in Angie's List were sold from the fund prior to period end. The fund maintained its stake in Rackspace and increased its stake in Groupon. On the positive side, social-media giant Facebook, the fund's top relative contributor, continued to benefit from having figured out how to profitably integrate advertising into its newsfeed. Keurig Green Mountain also helped the fund's relative performance. The company continued to grow its earnings, along with its relationship with Coca-Cola, and remains strategic and aggressive in seeking out new and mutually beneficial partnerships.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 to July 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period* February 1, 2014 to July 31, 2014
OTC	.71%
Actual		$ 1,000.00	$ 1,034.60	$ 3.58
Hypothetical A		$ 1,000.00	$ 1,021.27	$ 3.56
Class K	.59%
Actual		$ 1,000.00	$ 1,035.20	$ 2.98
Hypothetical A		$ 1,000.00	$ 1,021.87	$ 2.96

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	10.5	6.9
Microsoft Corp.	4.7	3.3
Google, Inc. Class A	4.5	6.7
Amazon.com, Inc.	4.5	4.3
Google, Inc. Class C	4.3	0.0
Groupon, Inc. Class A	3.7	1.9
Facebook, Inc. Class A	3.1	5.2
Gilead Sciences, Inc.	2.9	2.5
athenahealth, Inc.	2.7	2.4
Rackspace Hosting, Inc.	2.7	3.4
	43.6
Top Five Market Sectors as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	52.1	47.9
Health Care	20.1	22.0
Consumer Discretionary	15.3	15.9
Consumer Staples	4.6	6.5
Financials	4.0	2.4
Asset Allocation (% of fund's net assets)
As of July 31, 2014*		As of January 31, 2014**
	Stocks 98.9%		Stocks 99.3%
	Convertible Securities 0.9%		Convertible Securities 0.3%
	Short-Term Investments and Net Other Assets (Liabilities) 0.2%		Short-Term Investments and Net Other Assets (Liabilities) 0.4%
* Foreign investments	5.6%	** Foreign investments	6.1%

Annual Report

Investments July 31, 2014

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 15.0%
Automobiles - 0.6%
Tesla Motors, Inc. (a)(d)	281,299	$ 62,814
Hotels, Restaurants & Leisure - 1.4%
Bloomin' Brands, Inc. (a)	771,100	15,106
Dunkin' Brands Group, Inc.	22,800	977
Intrawest Resorts Holdings, Inc. (d)	764,235	8,613
Panera Bread Co. Class A (a)	502,000	73,945
Starbucks Corp.	357,710	27,787
The Cheesecake Factory, Inc.	518,500	22,233
		148,661
Household Durables - 0.3%
D.R. Horton, Inc.	65,100	1,348
Garmin Ltd. (d)	333,822	18,374
iRobot Corp. (a)(d)	145,200	4,700
Lennar Corp. Class A	24,600	891
Wayfair LLC Series B (f)(g)	381,300	10,000
		35,313
Internet & Catalog Retail - 8.4%
Amazon.com, Inc. (a)	1,552,098	485,791
Groupon, Inc. Class A (a)(d)(e)	60,287,370	390,059
JD.com, Inc. sponsored ADR	31,500	900
RetailMeNot, Inc.	45,200	1,106
zulily, Inc. Class A (d)	665,573	23,042
		900,898
Media - 2.0%
Comcast Corp. Class A	3,506,300	188,393
Liberty Global PLC Class A (a)	291,500	12,126
Lions Gate Entertainment Corp. (d)	43,869	1,351
The Walt Disney Co.	27,200	2,336
Twenty-First Century Fox, Inc. Class A	478,500	15,159
		219,365
Specialty Retail - 1.6%
Francesca's Holdings Corp. (a)	1,509	19
Monro Muffler Brake, Inc.	613	31
Restoration Hardware Holdings, Inc. (a)	65,700	5,374
Ross Stores, Inc.	595,200	38,331
TJX Companies, Inc.	41,700	2,222
Tractor Supply Co.	90,376	5,619
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	1,327,715	122,588
		174,184
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 0.7%
lululemon athletica, Inc. (a)(d)	227,746	$ 8,761
LVMH Moet Hennessy - Louis Vuitton SA ADR	306,800	10,480
NIKE, Inc. Class B	400	31
Ralph Lauren Corp.	373,200	58,167
		77,439
TOTAL CONSUMER DISCRETIONARY		1,618,674
CONSUMER STAPLES - 4.6%
Beverages - 0.5%
Monster Beverage Corp. (a)	892,200	57,065
Food & Staples Retailing - 2.5%
Costco Wholesale Corp.	2,101,050	246,957
Sprouts Farmers Market LLC (d)	727,500	22,196
		269,153
Food Products - 1.6%
Danone SA sponsored ADR	3,721,723	53,891
Keurig Green Mountain, Inc.	752,317	89,736
Mondelez International, Inc.	854,000	30,744
		174,371
TOTAL CONSUMER STAPLES		500,589
ENERGY - 0.3%
Energy Equipment & Services - 0.2%
Oceaneering International, Inc.	337,900	22,947
Oil, Gas & Consumable Fuels - 0.1%
Noble Energy, Inc.	16,900	1,124
Rosetta Resources, Inc. (a)	252,500	12,895
		14,019
TOTAL ENERGY		36,966
FINANCIALS - 4.0%
Banks - 2.0%
Bank of America Corp.	420,000	6,405
Citigroup, Inc.	464,300	22,709
Commerce Bancshares, Inc.	474,507	21,381
Huntington Bancshares, Inc.	4,400	43
JPMorgan Chase & Co.	1,959,100	112,981
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Banks - continued
PacWest Bancorp	1,000	$ 42
Signature Bank (a)	214,600	24,548
UMB Financial Corp.	308,962	17,497
Wells Fargo & Co.	185,900	9,462
		215,068
Capital Markets - 0.7%
Carlyle Group LP	630,500	21,046
Northern Trust Corp.	893,400	59,760
		80,806
Consumer Finance - 1.3%
American Express Co.	729,500	64,196
Capital One Financial Corp.	907,500	72,183
		136,379
Thrifts & Mortgage Finance - 0.0%
BofI Holding, Inc. (a)	12,300	917
TOTAL FINANCIALS		433,170
HEALTH CARE - 19.9%
Biotechnology - 13.4%
Acceleron Pharma, Inc.	167,000	4,947
Aegerion Pharmaceuticals, Inc. (a)	9,600	323
Alexion Pharmaceuticals, Inc. (a)	685,789	109,034
Alkermes PLC (a)	865,236	36,997
Alnylam Pharmaceuticals, Inc. (a)	146,100	7,897
Amgen, Inc.	89,200	11,363
Avalanche Biotechnologies, Inc. (a)	171,949	4,813
BioCryst Pharmaceuticals, Inc. (a)	1,582,464	19,812
Biogen Idec, Inc. (a)	198,400	66,343
BioMarin Pharmaceutical, Inc. (a)	2,266,956	140,143
Celldex Therapeutics, Inc. (a)(d)	1,255,985	16,441
Clovis Oncology, Inc. (a)	432,455	15,763
Dicerna Pharmaceuticals, Inc. (d)	253,207	3,803
Epizyme, Inc. (a)	85	3
Exelixis, Inc. (a)(d)	371,858	1,502
Foundation Medicine, Inc. (d)(e)	1,593,212	35,879
Genocea Biosciences, Inc.	686,570	11,953
Gilead Sciences, Inc. (a)	3,355,799	307,223
ImmunoGen, Inc. (a)	70,009	755
Infinity Pharmaceuticals, Inc. (a)	869,731	7,906
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Intercept Pharmaceuticals, Inc. (a)	283,119	$ 65,786
InterMune, Inc. (a)	1,500,000	65,805
Intrexon Corp. (d)	198,100	4,376
Ironwood Pharmaceuticals, Inc. Class A (a)	3,220,042	47,657
Isis Pharmaceuticals, Inc. (a)	46,249	1,433
KYTHERA Biopharmaceuticals, Inc. (a)(d)(e)	1,257,482	42,226
Lion Biotechnologies, Inc. (a)(e)	1,800,000	12,870
Medivation, Inc. (a)	856,145	63,552
NPS Pharmaceuticals, Inc. (a)	422,700	11,810
Ophthotech Corp. (d)	1,010,600	39,474
Pharmacyclics, Inc. (a)(d)	313,600	37,770
Portola Pharmaceuticals, Inc. (a)(e)	2,336,800	58,747
PTC Therapeutics, Inc. (a)(e)	2,099,379	55,466
Puma Biotechnology, Inc. (a)	23,500	5,210
Regeneron Pharmaceuticals, Inc. (a)	16,000	5,060
Seattle Genetics, Inc. (a)(d)	1,401,386	49,329
Synageva BioPharma Corp. (a)	478,174	32,712
Targacept, Inc. (a)	4,749	13
Ultragenyx Pharmaceutical, Inc. (d)	317,796	13,888
uniQure B.V.	192,200	1,964
Versartis, Inc. (a)(d)	517,200	10,551
Vertex Pharmaceuticals, Inc. (a)	171,100	15,213
XOMA Corp. (a)	1,521,913	5,905
		1,449,717
Health Care Equipment & Supplies - 1.3%
Accuray, Inc. (a)(d)	2,427,800	19,107
Endologix, Inc. (a)	1,400	20
HeartWare International, Inc. (a)	240,200	20,227
Insulet Corp. (a)	454,417	16,059
Intuitive Surgical, Inc. (a)	38,250	17,501
Novadaq Technologies, Inc. (a)	2,521,733	38,683
Quidel Corp. (a)	1,088,274	25,977
		137,574
Health Care Providers & Services - 0.8%
Accretive Health, Inc. (a)(d)(e)	9,842,302	82,872
Health Care Technology - 3.2%
athenahealth, Inc. (a)(d)(e)	2,369,183	294,726
Castlight Health, Inc. Class B (a)(d)	65,400	877
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Technology - continued
Medidata Solutions, Inc. (a)	247,200	$ 11,084
Veeva Systems, Inc. Class A (d)	1,545,600	36,785
		343,472
Life Sciences Tools & Services - 0.5%
Illumina, Inc. (a)	324,200	51,843
Pharmaceuticals - 0.7%
Achaogen, Inc. (a)	847,200	9,158
Endocyte, Inc. (a)(d)	90,808	603
GW Pharmaceuticals PLC ADR (a)(d)	193,527	16,372
Intra-Cellular Therapies, Inc.	263,900	3,824
Pacira Pharmaceuticals, Inc. (a)	10,200	938
Questcor Pharmaceuticals, Inc.	92	8
Revance Therapeutics, Inc.	971,700	29,812
Theravance, Inc. (a)(d)	657,279	14,263
		74,978
TOTAL HEALTH CARE		2,140,456
INDUSTRIALS - 2.1%
Airlines - 0.4%
American Airlines Group, Inc.	229,900	8,932
JetBlue Airways Corp. (a)	294,500	3,157
United Continental Holdings, Inc. (a)	640,800	29,727
		41,816
Electrical Equipment - 0.3%
SolarCity Corp. (a)(d)	527,094	37,703
Professional Services - 0.9%
Paylocity Holding Corp. (a)(d)	12,700	249
Towers Watson & Co.	10,700	1,092
Verisk Analytics, Inc. (a)	1,561,600	93,758
		95,099
Road & Rail - 0.5%
J.B. Hunt Transport Services, Inc.	642,880	49,669
TOTAL INDUSTRIALS		224,287
INFORMATION TECHNOLOGY - 51.7%
Communications Equipment - 1.9%
Aruba Networks, Inc. (a)	4,363,279	77,928
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Cisco Systems, Inc.	46,900	$ 1,183
QUALCOMM, Inc.	278,153	20,500
Riverbed Technology, Inc. (a)	3,112,173	55,708
ViaSat, Inc. (a)	840,700	49,156
		204,475
Electronic Equipment & Components - 0.7%
Control4 Corp.	1,600	27
Trimble Navigation Ltd. (a)	2,576,700	79,620
		79,647
Internet Software & Services - 17.7%
Angie's List, Inc. (a)(d)	94,091	784
Baidu.com, Inc. sponsored ADR (a)	198,900	42,972
Benefitfocus, Inc. (d)	193,400	7,454
Constant Contact, Inc. (a)	908,336	28,276
Cornerstone OnDemand, Inc. (a)	1,924,282	80,512
Cvent, Inc.	321,700	8,786
Demandware, Inc. (a)	22,500	1,355
Dropbox, Inc. (a)(g)	331,524	6,333
E2open, Inc. (a)(d)(e)	1,552,491	25,119
Facebook, Inc. Class A (a)	4,591,088	333,543
Google, Inc.:
Class A (a)	846,027	490,315
Class C (a)	812,377	464,355
Marketo, Inc. (a)(d)(e)	2,081,278	56,923
Qihoo 360 Technology Co. Ltd. ADR (a)	9,100	829
Rackspace Hosting, Inc. (a)(e)	9,689,146	293,484
Textura Corp. (a)	600	15
TrueCar, Inc. (d)	491,500	6,670
Twitter, Inc.	22,500	1,017
Wix.com Ltd. (a)(d)	364,405	6,177
Yahoo!, Inc. (a)	1,510,100	54,077
Yelp, Inc. (a)	730	49
		1,909,045
IT Services - 0.1%
Acxiom Corp. (a)	44,300	812
Cognizant Technology Solutions Corp. Class A (a)	21,200	1,040
ServiceSource International, Inc. (a)(d)	1,076,936	4,771
		6,623
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 3.2%
Altera Corp.	70,894	$ 2,320
Applied Micro Circuits Corp. (a)	457,650	3,821
Broadcom Corp. Class A	343,800	13,154
Cavium, Inc. (a)	24,900	1,162
Cirrus Logic, Inc. (a)	461,900	10,360
Cree, Inc. (a)(d)	1,408,400	66,519
Inphi Corp. (a)	1,595	24
Mellanox Technologies Ltd. (a)(d)	294,954	12,285
Micron Technology, Inc. (a)	2,364,200	72,226
NVE Corp. (a)(e)	265,557	17,620
NVIDIA Corp.	7,988,461	139,798
RF Micro Devices, Inc. (a)	197,000	2,199
		341,488
Software - 16.5%
Activision Blizzard, Inc.	12,189,452	272,800
Adobe Systems, Inc. (a)	82,200	5,681
Check Point Software Technologies Ltd. (a)	400	27
CommVault Systems, Inc. (a)(e)	3,319,184	159,387
Concur Technologies, Inc. (a)(d)	851,973	79,199
Electronic Arts, Inc. (a)	1,185,260	39,825
FireEye, Inc. (d)	24,690	876
Fleetmatics Group PLC (a)	1,341,522	42,379
Gameloft Se (a)(e)	7,764,787	49,492
Imperva, Inc. (a)	406,800	9,019
Interactive Intelligence Group, Inc. (a)	222,187	10,081
King Digital Entertainment PLC (a)(d)	99,806	1,941
Microsoft Corp.	11,728,139	506,186
NetSuite, Inc. (a)(d)	1,299,800	109,586
Nintendo Co. Ltd. ADR	45,600	631
Red Hat, Inc. (a)	199,100	11,572
salesforce.com, Inc. (a)	1,970,120	106,879
ServiceNow, Inc. (a)	156,386	9,195
SolarWinds, Inc. (a)	700	29
Synchronoss Technologies, Inc. (a)(e)	4,085,907	165,112
Synopsys, Inc. (a)	404,800	15,289
Tableau Software, Inc. (a)	400	26
Ubisoft Entertainment SA (a)(e)	10,112,456	169,602
Xero Ltd. (g)	661,157	12,844
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Zendesk, Inc.	38,400	$ 668
Zynga, Inc. (a)	260,800	762
		1,779,088
Technology Hardware, Storage & Peripherals - 11.6%
Apple, Inc.	11,863,700	1,133,810
Cray, Inc. (a)(d)	874,165	23,183
Electronics for Imaging, Inc. (a)	1,202,400	52,990
EMC Corp.	1,000	29
Nimble Storage, Inc. (d)	955,980	24,741
Seagate Technology LLC	1,300	76
Silicon Graphics International Corp. (a)	1,774	17
Stratasys Ltd. (a)(d)	126,700	12,738
		1,247,584
TOTAL INFORMATION TECHNOLOGY		5,567,950
MATERIALS - 1.0%
Chemicals - 0.4%
Monsanto Co.	425,100	48,075
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	900	25
		48,100
Metals & Mining - 0.6%
Anglo American PLC ADR	4,430,000	59,584
Randgold Resources Ltd. sponsored ADR	333	29
		59,613
TOTAL MATERIALS		107,713
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
Level 3 Communications, Inc. (a)	741,047	32,591
Wireless Telecommunication Services - 0.0%
RingCentral, Inc.	46,300	691
TOTAL TELECOMMUNICATION SERVICES		33,282
TOTAL COMMON STOCKS (Cost $ 8,598,528)		10,663,087
Convertible Preferred Stocks - 0.9%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 0.3%
Household Durables - 0.2%
Roku, Inc. 8.00% (a)(g)	16,562,507	$ 21,531
Internet & Catalog Retail - 0.1%
One Kings Lane, Inc. Series E (g)	648,635	8,303
Media - 0.0%
Turn, Inc. Series E (g)	1,199,041	7,866
TOTAL CONSUMER DISCRETIONARY		37,700
HEALTH CARE - 0.2%
Biotechnology - 0.2%
Avalanche Biotechnologies, Inc. Series B (g)	700,821	17,654
INFORMATION TECHNOLOGY - 0.4%
Internet Software & Services - 0.4%
Uber Technologies, Inc. 8.00% (g)	564,041	35,000
Software - 0.0%
Cloudera, Inc. Series F (g)	126,709	1,982
Technology Hardware, Storage & Peripherals - 0.0%
Pure Storage, Inc. Series E (g)	184,982	2,516
TOTAL INFORMATION TECHNOLOGY		39,498
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $78,404)		94,852
Money Market Funds - 4.4%

Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c) (Cost $472,725)	472,724,550	472,725
TOTAL INVESTMENT PORTFOLIO - 104.2% (Cost $9,149,657)		11,230,664
NET OTHER ASSETS (LIABILITIES) - (4.2)%		(454,840)
NET ASSETS - 100%		$ 10,775,824
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
(f) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $124,029,000 or 1.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Avalanche Biotechnologies, Inc. Series B	4/17/14	$ 5,277
Cloudera, Inc. Series F	2/5/14	$ 1,845
Dropbox, Inc.	5/2/12	$ 3,000
One Kings Lane, Inc. Series E	1/29/14	$ 10,000
Pure Storage, Inc. Series E	8/22/13	$ 1,282
Roku, Inc. 8.00%	5/7/13	$ 15,000
Turn, Inc. Series E	12/30/13	$ 10,000
Uber Technologies, Inc. 8.00%	6/6/14	$ 35,000
Wayfair LLC Series B	3/5/14	$ 10,000
Xero Ltd.	10/14/13	$ 10,054
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 24
Fidelity Securities Lending Cash Central Fund	5,974
Total	$ 5,998
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Accretive Health, Inc.	$ 98,226	$ -	$ -	$ -	$ 82,872
Angie's List, Inc.	89,531	34,870	77,790	-	-
athenahealth, Inc.	189,279	204,352	186,170	-	294,726
CommVault Systems, Inc.	-	211,806	-	-	159,387
Constant Contact, Inc.	55,980	12,571	65,475	-	-
E2open, Inc.	37,709	17,160	24,600	-	25,119
Foundation Medicine, Inc.	-	56,830	6,410	-	35,879
Gameloft Se	62,909	-	-	-	49,492
Groupon, Inc. Class A	36,940	546,110	85,999	-	390,059
KYTHERA Biopharmaceuticals, Inc.	-	60,995	-	-	42,226
Lion Biotechnologies, Inc.	-	13,881	-	-	12,870
Marin Software, Inc.	26,341	1,818	27,461	-	-
Marketo, Inc.	4,728	85,086	22,981	-	56,923
Mellanox Technologies Ltd.	43,318	101,079	114,381	-	-
NII Holdings, Inc.	122,927	-	30,102	-	-
NVE Corp.	13,166	-	-	-	17,620
Portola Pharmaceuticals, Inc.	-	63,095	2,974	-	58,747
PTC Therapeutics, Inc.	-	49,842	2,122	-	55,466
Questcor Pharmaceuticals, Inc.	227,969	63,691	288,609	435	-
Rackspace Hosting, Inc.	284,725	184,655	59,998	-	293,484
Radware Ltd.	49,088	-	52,959	-	-
Riverbed Technology, Inc.	135,456	120,525	247,957	-	-
ServiceSource International, Inc.	46,693	-	22,018	-	-
Synchronoss Technologies, Inc.	127,202	52,327	44,740	-	165,112
Trulia, Inc.	56,736	129,260	237,323	-	-
Ubisoft Entertainment SA	145,537	7,099	-	-	169,602
Ubisoft Entertainment SA warrants 10/10/13	1,651	1,669	-	-	-
Total	$ 1,856,111	$ 2,018,721	$ 1,600,069	$ 435	$ 1,909,584
Other Information

The following is a summary of the inputs used, as of July 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,656,374	$ 1,608,674	$ -	$ 47,700
Consumer Staples	500,589	500,589	-	-
Energy	36,966	36,966	-	-
Financials	433,170	433,170	-	-
Health Care	2,158,110	2,140,456	17,654	-
Industrials	224,287	224,287	-	-
Information Technology	5,607,448	5,548,773	12,844	45,831
Materials	107,713	107,713	-	-
Telecommunication Services	33,282	33,282	-	-
Money Market Funds	472,725	472,725	-	-
Total Investments in Securities:	$ 11,230,664	$ 11,106,635	$ 30,498	$ 93,531

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2014

Assets
Investment in securities, at value (including securities loaned of $448,530) - See accompanying schedule: Unaffiliated issuers (cost $6,627,849)	$ 8,848,355
Fidelity Central Funds (cost $472,725)	472,725
Other affiliated issuers (cost $2,049,083)	1,909,584
Total Investments (cost $9,149,657)		$ 11,230,664
Receivable for investments sold		291,984
Receivable for fund shares sold		8,612
Dividends receivable		598
Distributions receivable from Fidelity Central Funds		681
Receivable from investment adviser for expense reductions		2
Other receivables		291
Total assets		11,532,832

Liabilities
Payable to custodian bank	$ 6,192
Payable for investments purchased	256,854
Payable for fund shares redeemed	15,149
Accrued management fee	4,505
Other affiliated payables	1,335
Other payables and accrued expenses	248
Collateral on securities loaned, at value	472,725
Total liabilities		757,008

Net Assets		$ 10,775,824
Net Assets consist of:
Paid in capital		$ 7,855,570
Accumulated net investment loss		(142)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		839,418
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,080,978
Net Assets		$ 10,775,824

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2014

OTC: Net Asset Value, offering price and redemption price per share ($7,869,812 ÷ 96,883 shares)	$ 81.23

Class K: Net Asset Value, offering price and redemption price per share ($2,906,012 ÷ 35,455 shares)	$ 81.96

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2014

Investment Income
Dividends (including $435 earned from other affiliated issuers)		$ 64,604
Income from Fidelity Central Funds (including $5,974 from security lending)		5,998
Total income		70,602

Expenses
Management fee Basic fee	$ 61,873
Performance adjustment	(2,441)
Transfer agent fees	14,091
Accounting and security lending fees	1,401
Custodian fees and expenses	267
Independent trustees' compensation	42
Appreciation in deferred trustee compensation account	1
Registration fees	260
Audit	72
Legal	46
Interest	16
Miscellaneous	75
Total expenses before reductions	75,703
Expense reductions	(510)	75,193
Net investment income (loss)		(4,591)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,453,613
Other affiliated issuers	(13,710)
Foreign currency transactions	9
Total net realized gain (loss)		1,439,912
Change in net unrealized appreciation (depreciation) on: Investment securities		164,549
Net gain (loss)		1,604,461
Net increase (decrease) in net assets resulting from operations		$ 1,599,870

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2014	Year ended July 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (4,591)	$ 43,443
Net realized gain (loss)	1,439,912	1,100,950
Change in net unrealized appreciation (depreciation)	164,549	1,322,673
Net increase (decrease) in net assets resulting from operations	1,599,870	2,467,066
Distributions to shareholders from net investment income	(7,143)	(33,821)
Distributions to shareholders from net realized gain	(1,239,587)	-
Total distributions	(1,246,730)	(33,821)
Share transactions - net increase (decrease)	1,469,555	(622,836)
Total increase (decrease) in net assets	1,822,695	1,810,409

Net Assets
Beginning of period	8,953,129	7,142,720
End of period (including accumulated net investment loss of $142 and undistributed net investment income of $6,993, respectively)	$ 10,775,824	$ 8,953,129

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - OTC

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 78.98	$ 57.53	$ 59.28	$ 45.00	$ 38.73
Income from Investment Operations
Net investment income (loss) B	(.06)	.36 E	(.08) F	(.27)	(.23)
Net realized and unrealized gain (loss)	12.78	21.37	(1.67)	14.55	6.50
Total from investment operations	12.72	21.73	(1.75)	14.28	6.27
Distributions from net investment income	(.05)	(.28)	-	-	-
Distributions from net realized gain	(10.42)	-	-	-	-
Total distributions	(10.47)	(.28)	-	-	-
Net asset value, end of period	$ 81.23	$ 78.98	$ 57.53	$ 59.28	$ 45.00
Total ReturnA	17.96%	37.93%	(2.95)%	31.73%	16.19%
Ratios to Average Net Assets C, G
Expenses before reductions	.77%	.76%	.91%	.94%	1.06%
Expenses net of fee waivers, if any	.77%	.76%	.91%	.94%	1.06%
Expenses net of all reductions	.76%	.74%	.90%	.92%	1.04%
Net investment income (loss)	(.08)%	.55% E	(.14)% F	(.49)%	(.51)%
Supplemental Data
Net assets, end of period (in millions)	$ 7,870	$ 6,693	$ 5,499	$ 6,374	$ 5,080
Portfolio turnover rateD	106%	116%	149%	158%	163%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .40%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.20)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 79.60	$ 57.94	$ 59.61	$ 45.19	$ 38.83
Income from Investment Operations
Net investment income (loss) B	.04	.45 F	- G, I	(.19)	(.16)
Net realized and unrealized gain (loss)	12.87	21.53	(1.67)	14.61	6.52
Total from investment operations	12.91	21.98	(1.67)	14.42	6.36
Distributions from net investment income	(.10)	(.32)	-	-	-
Distributions from net realized gain	(10.46)	-	-	-	-
Total distributions	(10.55) J	(.32)	-	-	-
Net asset value, end of period	$ 81.96	$ 79.60	$ 57.94	$ 59.61	$ 45.19
Total ReturnA	18.10%	38.11%	(2.80)%	31.91%	16.38%
Ratios to Average Net Assets C, H
Expenses before reductions	.65%	.62%	.77%	.80%	.90%
Expenses net of fee waivers, if any	.65%	.62%	.77%	.80%	.90%
Expenses net of all reductions	.64%	.60%	.76%	.78%	.88%
Net investment income (loss)	.05%	.69% F	-% E, G	(.35)%	(.35)%
Supplemental Data
Net assets, end of period (in millions)	$ 2,906	$ 2,260	$ 1,644	$ 1,363	$ 936
Portfolio turnover rateD	106%	116%	149%	158%	163%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .53%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.06)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $10.55 per share is comprised of distributions from net investment income of $.098 and distributions from net realized gain of $10.456 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2014

(Amounts in thousands except percentages)

1. Organization.

Fidelity OTC Portfolio (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers OTC and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense

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3. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations.

Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,680,914
Gross unrealized depreciation	(653,054)
Net unrealized appreciation (depreciation) on securities	$ 2,027,860

Tax Cost	$ 9,202,804

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 439,889
Undistributed long-term capital gain	$ 452,675
Net unrealized appreciation (depreciation) on securities and other investments	$ 2,027,832

The tax character of distributions paid was as follows:

	July 31, 2014	July 31, 2013
Ordinary Income	$ 324,481	$ 33,821
Long-term Capital Gains	922,249	-
Total	$ 1,246,730	$ 33,821

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $11,070,426 and $10,811,193, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of OTC as compared to its benchmark index, the Nasdaq Composite Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .58% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of OTC. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
OTC	$ 12,856.17
Class K	1,235.05
	$ 14,091

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $309 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 16,820.32%		$ 12

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $8.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $17 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the

Annual Report

7. Security Lending - continued

borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $4,206. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $354 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $27,027. The weighted average interest rate was .58%. The interest expense amounted to $4 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $443 for the period.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $67.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2014	2013
From net investment income
OTC	$ 4,344	$ 24,686
Class K	2,799	9,135
Total	$ 7,143	$ 33,821

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

10. Distributions to Shareholders - continued

Years ended July 31,	2014	2013
From net realized gain
OTC	$ 926,740	$ -
Class K	312,847	-
Total	$ 1,239,587	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
OTC
Shares sold	26,717	13,349	$ 2,114,409	$ 888,988
Reinvestment of distributions	12,308	400	905,081	23,934
Shares redeemed	(26,885)	(24,580)	(2,095,020)	(1,536,509)
Net increase (decrease)	12,140	(10,831)	$ 924,470	$ (623,587)
Class K
Shares sold	11,495	8,116	$ 915,992	$ 517,177
Reinvestment of distributions	4,258	152	315,646	9,135
Shares redeemed	(8,692)	(8,251)	(686,553)	(525,561)
Net increase (decrease)	7,061	17	$ 545,085	$ 751

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity OTC Portfolio:

We have audited the accompanying statement of assets and liabilities of Fidelity OTC Portfolio (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity OTC Portfolio as of July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 15, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 173 funds. Mr. Curvey oversees 397 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), a Director of FMR Co., Inc. (2007-2014) and was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity OTC Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
OTC Portfolio	09/08/14	09/05/14	$6.748

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2014, $735,186,538 or, if subsequently determined to be different, the net capital gain of such year.

OTC Portfolio designates 19% and 15% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

OTC Portfolio designates 20% and 15% of the dividends distributed in September and December, respectively during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity OTC Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group comparison is not shown below.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity OTC Portfolio

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity OTC Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

The Fidelity Telephone Connection

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and Account Assistance 1-800-544-6666

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www.fidelity.com

OTC-UANN-0914
1.789250.111

Fidelity®

OTC

Portfolio -
Class K

Annual Report

July 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2014	Past 1 year	Past 5 years	Past 10 years
Class KA	18.10%	19.47%	12.13%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® OTC Portfolio, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® OTC Portfolio - Class K on July 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the Nasdaq Composite Index® performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12-month period ending July 31, 2014, supported by corporate profits and continued low interest rates. The S&P 500® Index rose 16.94%, reaching an all-time high near period end. The technology-heavy Nasdaq Composite Index® gained 22.00%. The Russell 2000® Index returned 8.56%, reflecting the relatively lackluster performance of small-cap stocks. Information technology (+28%) was the top-performing sector within the S&P 500®, driven by strong semiconductor and computer hardware sales. Materials (+23%) gained amid higher prices for many commodity products. Health care (+21%) rose, driven by gains in pharmaceuticals, biotechnology & life sciences companies. Energy stocks (+19%) advanced in the latter part of the period amid healthy U.S. output and the threat of supply disruptions in Iraq. Conversely, most defensive sectors, including consumer staples, utilities and telecommunication services, lagged the broader market. Volatility remained tame throughout most of the period, with markets supported by declining unemployment, near-record profit margins for companies, muted cost inflation and fairly low corporate debt levels. Geopolitical tension remained a concern at period end, with conflict in Ukraine and strained relations between Russia and the West posing a potential threat to global growth.

Comments from Gavin Baker, Portfolio Manager of Fidelity® OTC Portfolio: For the year, the fund's Class K shares returned 18.10%, trailing the Nasdaq Composite Index. Notable detractors include Rackspace Hosting, Groupon, NII Holdings and Angie's List, which collectively cost the fund more than 540 basis points of relative performance. Mobile operator NII faced a number of challenges in rolling out its new wireless network in Latin America. Subscriber-based Angie's List faced increased competition from crowd-sourced and free alternatives, as well as marketplace-model implementation issues. NII Holdings and nearly our entire position in Angie's List were sold from the fund prior to period end. The fund maintained its stake in Rackspace and increased its stake in Groupon. On the positive side, social-media giant Facebook, the fund's top relative contributor, continued to benefit from having figured out how to profitably integrate advertising into its newsfeed. Keurig Green Mountain also helped the fund's relative performance. The company continued to grow its earnings, along with its relationship with Coca-Cola, and remains strategic and aggressive in seeking out new and mutually beneficial partnerships.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 to July 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period* February 1, 2014 to July 31, 2014
OTC	.71%
Actual		$ 1,000.00	$ 1,034.60	$ 3.58
Hypothetical A		$ 1,000.00	$ 1,021.27	$ 3.56
Class K	.59%
Actual		$ 1,000.00	$ 1,035.20	$ 2.98
Hypothetical A		$ 1,000.00	$ 1,021.87	$ 2.96

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	10.5	6.9
Microsoft Corp.	4.7	3.3
Google, Inc. Class A	4.5	6.7
Amazon.com, Inc.	4.5	4.3
Google, Inc. Class C	4.3	0.0
Groupon, Inc. Class A	3.7	1.9
Facebook, Inc. Class A	3.1	5.2
Gilead Sciences, Inc.	2.9	2.5
athenahealth, Inc.	2.7	2.4
Rackspace Hosting, Inc.	2.7	3.4
	43.6
Top Five Market Sectors as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	52.1	47.9
Health Care	20.1	22.0
Consumer Discretionary	15.3	15.9
Consumer Staples	4.6	6.5
Financials	4.0	2.4
Asset Allocation (% of fund's net assets)
As of July 31, 2014*		As of January 31, 2014**
	Stocks 98.9%		Stocks 99.3%
	Convertible Securities 0.9%		Convertible Securities 0.3%
	Short-Term Investments and Net Other Assets (Liabilities) 0.2%		Short-Term Investments and Net Other Assets (Liabilities) 0.4%
* Foreign investments	5.6%	** Foreign investments	6.1%
Annual Report

Investments July 31, 2014

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 15.0%
Automobiles - 0.6%
Tesla Motors, Inc. (a)(d)	281,299	$ 62,814
Hotels, Restaurants & Leisure - 1.4%
Bloomin' Brands, Inc. (a)	771,100	15,106
Dunkin' Brands Group, Inc.	22,800	977
Intrawest Resorts Holdings, Inc. (d)	764,235	8,613
Panera Bread Co. Class A (a)	502,000	73,945
Starbucks Corp.	357,710	27,787
The Cheesecake Factory, Inc.	518,500	22,233
		148,661
Household Durables - 0.3%
D.R. Horton, Inc.	65,100	1,348
Garmin Ltd. (d)	333,822	18,374
iRobot Corp. (a)(d)	145,200	4,700
Lennar Corp. Class A	24,600	891
Wayfair LLC Series B (f)(g)	381,300	10,000
		35,313
Internet & Catalog Retail - 8.4%
Amazon.com, Inc. (a)	1,552,098	485,791
Groupon, Inc. Class A (a)(d)(e)	60,287,370	390,059
JD.com, Inc. sponsored ADR	31,500	900
RetailMeNot, Inc.	45,200	1,106
zulily, Inc. Class A (d)	665,573	23,042
		900,898
Media - 2.0%
Comcast Corp. Class A	3,506,300	188,393
Liberty Global PLC Class A (a)	291,500	12,126
Lions Gate Entertainment Corp. (d)	43,869	1,351
The Walt Disney Co.	27,200	2,336
Twenty-First Century Fox, Inc. Class A	478,500	15,159
		219,365
Specialty Retail - 1.6%
Francesca's Holdings Corp. (a)	1,509	19
Monro Muffler Brake, Inc.	613	31
Restoration Hardware Holdings, Inc. (a)	65,700	5,374
Ross Stores, Inc.	595,200	38,331
TJX Companies, Inc.	41,700	2,222
Tractor Supply Co.	90,376	5,619
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	1,327,715	122,588
		174,184
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 0.7%
lululemon athletica, Inc. (a)(d)	227,746	$ 8,761
LVMH Moet Hennessy - Louis Vuitton SA ADR	306,800	10,480
NIKE, Inc. Class B	400	31
Ralph Lauren Corp.	373,200	58,167
		77,439
TOTAL CONSUMER DISCRETIONARY		1,618,674
CONSUMER STAPLES - 4.6%
Beverages - 0.5%
Monster Beverage Corp. (a)	892,200	57,065
Food & Staples Retailing - 2.5%
Costco Wholesale Corp.	2,101,050	246,957
Sprouts Farmers Market LLC (d)	727,500	22,196
		269,153
Food Products - 1.6%
Danone SA sponsored ADR	3,721,723	53,891
Keurig Green Mountain, Inc.	752,317	89,736
Mondelez International, Inc.	854,000	30,744
		174,371
TOTAL CONSUMER STAPLES		500,589
ENERGY - 0.3%
Energy Equipment & Services - 0.2%
Oceaneering International, Inc.	337,900	22,947
Oil, Gas & Consumable Fuels - 0.1%
Noble Energy, Inc.	16,900	1,124
Rosetta Resources, Inc. (a)	252,500	12,895
		14,019
TOTAL ENERGY		36,966
FINANCIALS - 4.0%
Banks - 2.0%
Bank of America Corp.	420,000	6,405
Citigroup, Inc.	464,300	22,709
Commerce Bancshares, Inc.	474,507	21,381
Huntington Bancshares, Inc.	4,400	43
JPMorgan Chase & Co.	1,959,100	112,981
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Banks - continued
PacWest Bancorp	1,000	$ 42
Signature Bank (a)	214,600	24,548
UMB Financial Corp.	308,962	17,497
Wells Fargo & Co.	185,900	9,462
		215,068
Capital Markets - 0.7%
Carlyle Group LP	630,500	21,046
Northern Trust Corp.	893,400	59,760
		80,806
Consumer Finance - 1.3%
American Express Co.	729,500	64,196
Capital One Financial Corp.	907,500	72,183
		136,379
Thrifts & Mortgage Finance - 0.0%
BofI Holding, Inc. (a)	12,300	917
TOTAL FINANCIALS		433,170
HEALTH CARE - 19.9%
Biotechnology - 13.4%
Acceleron Pharma, Inc.	167,000	4,947
Aegerion Pharmaceuticals, Inc. (a)	9,600	323
Alexion Pharmaceuticals, Inc. (a)	685,789	109,034
Alkermes PLC (a)	865,236	36,997
Alnylam Pharmaceuticals, Inc. (a)	146,100	7,897
Amgen, Inc.	89,200	11,363
Avalanche Biotechnologies, Inc. (a)	171,949	4,813
BioCryst Pharmaceuticals, Inc. (a)	1,582,464	19,812
Biogen Idec, Inc. (a)	198,400	66,343
BioMarin Pharmaceutical, Inc. (a)	2,266,956	140,143
Celldex Therapeutics, Inc. (a)(d)	1,255,985	16,441
Clovis Oncology, Inc. (a)	432,455	15,763
Dicerna Pharmaceuticals, Inc. (d)	253,207	3,803
Epizyme, Inc. (a)	85	3
Exelixis, Inc. (a)(d)	371,858	1,502
Foundation Medicine, Inc. (d)(e)	1,593,212	35,879
Genocea Biosciences, Inc.	686,570	11,953
Gilead Sciences, Inc. (a)	3,355,799	307,223
ImmunoGen, Inc. (a)	70,009	755
Infinity Pharmaceuticals, Inc. (a)	869,731	7,906
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Intercept Pharmaceuticals, Inc. (a)	283,119	$ 65,786
InterMune, Inc. (a)	1,500,000	65,805
Intrexon Corp. (d)	198,100	4,376
Ironwood Pharmaceuticals, Inc. Class A (a)	3,220,042	47,657
Isis Pharmaceuticals, Inc. (a)	46,249	1,433
KYTHERA Biopharmaceuticals, Inc. (a)(d)(e)	1,257,482	42,226
Lion Biotechnologies, Inc. (a)(e)	1,800,000	12,870
Medivation, Inc. (a)	856,145	63,552
NPS Pharmaceuticals, Inc. (a)	422,700	11,810
Ophthotech Corp. (d)	1,010,600	39,474
Pharmacyclics, Inc. (a)(d)	313,600	37,770
Portola Pharmaceuticals, Inc. (a)(e)	2,336,800	58,747
PTC Therapeutics, Inc. (a)(e)	2,099,379	55,466
Puma Biotechnology, Inc. (a)	23,500	5,210
Regeneron Pharmaceuticals, Inc. (a)	16,000	5,060
Seattle Genetics, Inc. (a)(d)	1,401,386	49,329
Synageva BioPharma Corp. (a)	478,174	32,712
Targacept, Inc. (a)	4,749	13
Ultragenyx Pharmaceutical, Inc. (d)	317,796	13,888
uniQure B.V.	192,200	1,964
Versartis, Inc. (a)(d)	517,200	10,551
Vertex Pharmaceuticals, Inc. (a)	171,100	15,213
XOMA Corp. (a)	1,521,913	5,905
		1,449,717
Health Care Equipment & Supplies - 1.3%
Accuray, Inc. (a)(d)	2,427,800	19,107
Endologix, Inc. (a)	1,400	20
HeartWare International, Inc. (a)	240,200	20,227
Insulet Corp. (a)	454,417	16,059
Intuitive Surgical, Inc. (a)	38,250	17,501
Novadaq Technologies, Inc. (a)	2,521,733	38,683
Quidel Corp. (a)	1,088,274	25,977
		137,574
Health Care Providers & Services - 0.8%
Accretive Health, Inc. (a)(d)(e)	9,842,302	82,872
Health Care Technology - 3.2%
athenahealth, Inc. (a)(d)(e)	2,369,183	294,726
Castlight Health, Inc. Class B (a)(d)	65,400	877
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Technology - continued
Medidata Solutions, Inc. (a)	247,200	$ 11,084
Veeva Systems, Inc. Class A (d)	1,545,600	36,785
		343,472
Life Sciences Tools & Services - 0.5%
Illumina, Inc. (a)	324,200	51,843
Pharmaceuticals - 0.7%
Achaogen, Inc. (a)	847,200	9,158
Endocyte, Inc. (a)(d)	90,808	603
GW Pharmaceuticals PLC ADR (a)(d)	193,527	16,372
Intra-Cellular Therapies, Inc.	263,900	3,824
Pacira Pharmaceuticals, Inc. (a)	10,200	938
Questcor Pharmaceuticals, Inc.	92	8
Revance Therapeutics, Inc.	971,700	29,812
Theravance, Inc. (a)(d)	657,279	14,263
		74,978
TOTAL HEALTH CARE		2,140,456
INDUSTRIALS - 2.1%
Airlines - 0.4%
American Airlines Group, Inc.	229,900	8,932
JetBlue Airways Corp. (a)	294,500	3,157
United Continental Holdings, Inc. (a)	640,800	29,727
		41,816
Electrical Equipment - 0.3%
SolarCity Corp. (a)(d)	527,094	37,703
Professional Services - 0.9%
Paylocity Holding Corp. (a)(d)	12,700	249
Towers Watson & Co.	10,700	1,092
Verisk Analytics, Inc. (a)	1,561,600	93,758
		95,099
Road & Rail - 0.5%
J.B. Hunt Transport Services, Inc.	642,880	49,669
TOTAL INDUSTRIALS		224,287
INFORMATION TECHNOLOGY - 51.7%
Communications Equipment - 1.9%
Aruba Networks, Inc. (a)	4,363,279	77,928
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Cisco Systems, Inc.	46,900	$ 1,183
QUALCOMM, Inc.	278,153	20,500
Riverbed Technology, Inc. (a)	3,112,173	55,708
ViaSat, Inc. (a)	840,700	49,156
		204,475
Electronic Equipment & Components - 0.7%
Control4 Corp.	1,600	27
Trimble Navigation Ltd. (a)	2,576,700	79,620
		79,647
Internet Software & Services - 17.7%
Angie's List, Inc. (a)(d)	94,091	784
Baidu.com, Inc. sponsored ADR (a)	198,900	42,972
Benefitfocus, Inc. (d)	193,400	7,454
Constant Contact, Inc. (a)	908,336	28,276
Cornerstone OnDemand, Inc. (a)	1,924,282	80,512
Cvent, Inc.	321,700	8,786
Demandware, Inc. (a)	22,500	1,355
Dropbox, Inc. (a)(g)	331,524	6,333
E2open, Inc. (a)(d)(e)	1,552,491	25,119
Facebook, Inc. Class A (a)	4,591,088	333,543
Google, Inc.:
Class A (a)	846,027	490,315
Class C (a)	812,377	464,355
Marketo, Inc. (a)(d)(e)	2,081,278	56,923
Qihoo 360 Technology Co. Ltd. ADR (a)	9,100	829
Rackspace Hosting, Inc. (a)(e)	9,689,146	293,484
Textura Corp. (a)	600	15
TrueCar, Inc. (d)	491,500	6,670
Twitter, Inc.	22,500	1,017
Wix.com Ltd. (a)(d)	364,405	6,177
Yahoo!, Inc. (a)	1,510,100	54,077
Yelp, Inc. (a)	730	49
		1,909,045
IT Services - 0.1%
Acxiom Corp. (a)	44,300	812
Cognizant Technology Solutions Corp. Class A (a)	21,200	1,040
ServiceSource International, Inc. (a)(d)	1,076,936	4,771
		6,623
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 3.2%
Altera Corp.	70,894	$ 2,320
Applied Micro Circuits Corp. (a)	457,650	3,821
Broadcom Corp. Class A	343,800	13,154
Cavium, Inc. (a)	24,900	1,162
Cirrus Logic, Inc. (a)	461,900	10,360
Cree, Inc. (a)(d)	1,408,400	66,519
Inphi Corp. (a)	1,595	24
Mellanox Technologies Ltd. (a)(d)	294,954	12,285
Micron Technology, Inc. (a)	2,364,200	72,226
NVE Corp. (a)(e)	265,557	17,620
NVIDIA Corp.	7,988,461	139,798
RF Micro Devices, Inc. (a)	197,000	2,199
		341,488
Software - 16.5%
Activision Blizzard, Inc.	12,189,452	272,800
Adobe Systems, Inc. (a)	82,200	5,681
Check Point Software Technologies Ltd. (a)	400	27
CommVault Systems, Inc. (a)(e)	3,319,184	159,387
Concur Technologies, Inc. (a)(d)	851,973	79,199
Electronic Arts, Inc. (a)	1,185,260	39,825
FireEye, Inc. (d)	24,690	876
Fleetmatics Group PLC (a)	1,341,522	42,379
Gameloft Se (a)(e)	7,764,787	49,492
Imperva, Inc. (a)	406,800	9,019
Interactive Intelligence Group, Inc. (a)	222,187	10,081
King Digital Entertainment PLC (a)(d)	99,806	1,941
Microsoft Corp.	11,728,139	506,186
NetSuite, Inc. (a)(d)	1,299,800	109,586
Nintendo Co. Ltd. ADR	45,600	631
Red Hat, Inc. (a)	199,100	11,572
salesforce.com, Inc. (a)	1,970,120	106,879
ServiceNow, Inc. (a)	156,386	9,195
SolarWinds, Inc. (a)	700	29
Synchronoss Technologies, Inc. (a)(e)	4,085,907	165,112
Synopsys, Inc. (a)	404,800	15,289
Tableau Software, Inc. (a)	400	26
Ubisoft Entertainment SA (a)(e)	10,112,456	169,602
Xero Ltd. (g)	661,157	12,844
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Zendesk, Inc.	38,400	$ 668
Zynga, Inc. (a)	260,800	762
		1,779,088
Technology Hardware, Storage & Peripherals - 11.6%
Apple, Inc.	11,863,700	1,133,810
Cray, Inc. (a)(d)	874,165	23,183
Electronics for Imaging, Inc. (a)	1,202,400	52,990
EMC Corp.	1,000	29
Nimble Storage, Inc. (d)	955,980	24,741
Seagate Technology LLC	1,300	76
Silicon Graphics International Corp. (a)	1,774	17
Stratasys Ltd. (a)(d)	126,700	12,738
		1,247,584
TOTAL INFORMATION TECHNOLOGY		5,567,950
MATERIALS - 1.0%
Chemicals - 0.4%
Monsanto Co.	425,100	48,075
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	900	25
		48,100
Metals & Mining - 0.6%
Anglo American PLC ADR	4,430,000	59,584
Randgold Resources Ltd. sponsored ADR	333	29
		59,613
TOTAL MATERIALS		107,713
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
Level 3 Communications, Inc. (a)	741,047	32,591
Wireless Telecommunication Services - 0.0%
RingCentral, Inc.	46,300	691
TOTAL TELECOMMUNICATION SERVICES		33,282
TOTAL COMMON STOCKS (Cost $ 8,598,528)		10,663,087
Convertible Preferred Stocks - 0.9%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 0.3%
Household Durables - 0.2%
Roku, Inc. 8.00% (a)(g)	16,562,507	$ 21,531
Internet & Catalog Retail - 0.1%
One Kings Lane, Inc. Series E (g)	648,635	8,303
Media - 0.0%
Turn, Inc. Series E (g)	1,199,041	7,866
TOTAL CONSUMER DISCRETIONARY		37,700
HEALTH CARE - 0.2%
Biotechnology - 0.2%
Avalanche Biotechnologies, Inc. Series B (g)	700,821	17,654
INFORMATION TECHNOLOGY - 0.4%
Internet Software & Services - 0.4%
Uber Technologies, Inc. 8.00% (g)	564,041	35,000
Software - 0.0%
Cloudera, Inc. Series F (g)	126,709	1,982
Technology Hardware, Storage & Peripherals - 0.0%
Pure Storage, Inc. Series E (g)	184,982	2,516
TOTAL INFORMATION TECHNOLOGY		39,498
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $78,404)		94,852
Money Market Funds - 4.4%

Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c) (Cost $472,725)	472,724,550	472,725
TOTAL INVESTMENT PORTFOLIO - 104.2% (Cost $9,149,657)		11,230,664
NET OTHER ASSETS (LIABILITIES) - (4.2)%		(454,840)
NET ASSETS - 100%		$ 10,775,824
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
(f) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $124,029,000 or 1.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Avalanche Biotechnologies, Inc. Series B	4/17/14	$ 5,277
Cloudera, Inc. Series F	2/5/14	$ 1,845
Dropbox, Inc.	5/2/12	$ 3,000
One Kings Lane, Inc. Series E	1/29/14	$ 10,000
Pure Storage, Inc. Series E	8/22/13	$ 1,282
Roku, Inc. 8.00%	5/7/13	$ 15,000
Turn, Inc. Series E	12/30/13	$ 10,000
Uber Technologies, Inc. 8.00%	6/6/14	$ 35,000
Wayfair LLC Series B	3/5/14	$ 10,000
Xero Ltd.	10/14/13	$ 10,054
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 24
Fidelity Securities Lending Cash Central Fund	5,974
Total	$ 5,998
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Accretive Health, Inc.	$ 98,226	$ -	$ -	$ -	$ 82,872
Angie's List, Inc.	89,531	34,870	77,790	-	-
athenahealth, Inc.	189,279	204,352	186,170	-	294,726
CommVault Systems, Inc.	-	211,806	-	-	159,387
Constant Contact, Inc.	55,980	12,571	65,475	-	-
E2open, Inc.	37,709	17,160	24,600	-	25,119
Foundation Medicine, Inc.	-	56,830	6,410	-	35,879
Gameloft Se	62,909	-	-	-	49,492
Groupon, Inc. Class A	36,940	546,110	85,999	-	390,059
KYTHERA Biopharmaceuticals, Inc.	-	60,995	-	-	42,226
Lion Biotechnologies, Inc.	-	13,881	-	-	12,870
Marin Software, Inc.	26,341	1,818	27,461	-	-
Marketo, Inc.	4,728	85,086	22,981	-	56,923
Mellanox Technologies Ltd.	43,318	101,079	114,381	-	-
NII Holdings, Inc.	122,927	-	30,102	-	-
NVE Corp.	13,166	-	-	-	17,620
Portola Pharmaceuticals, Inc.	-	63,095	2,974	-	58,747
PTC Therapeutics, Inc.	-	49,842	2,122	-	55,466
Questcor Pharmaceuticals, Inc.	227,969	63,691	288,609	435	-
Rackspace Hosting, Inc.	284,725	184,655	59,998	-	293,484
Radware Ltd.	49,088	-	52,959	-	-
Riverbed Technology, Inc.	135,456	120,525	247,957	-	-
ServiceSource International, Inc.	46,693	-	22,018	-	-
Synchronoss Technologies, Inc.	127,202	52,327	44,740	-	165,112
Trulia, Inc.	56,736	129,260	237,323	-	-
Ubisoft Entertainment SA	145,537	7,099	-	-	169,602
Ubisoft Entertainment SA warrants 10/10/13	1,651	1,669	-	-	-
Total	$ 1,856,111	$ 2,018,721	$ 1,600,069	$ 435	$ 1,909,584
Other Information

The following is a summary of the inputs used, as of July 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,656,374	$ 1,608,674	$ -	$ 47,700
Consumer Staples	500,589	500,589	-	-
Energy	36,966	36,966	-	-
Financials	433,170	433,170	-	-
Health Care	2,158,110	2,140,456	17,654	-
Industrials	224,287	224,287	-	-
Information Technology	5,607,448	5,548,773	12,844	45,831
Materials	107,713	107,713	-	-
Telecommunication Services	33,282	33,282	-	-
Money Market Funds	472,725	472,725	-	-
Total Investments in Securities:	$ 11,230,664	$ 11,106,635	$ 30,498	$ 93,531

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2014

Assets
Investment in securities, at value (including securities loaned of $448,530) - See accompanying schedule: Unaffiliated issuers (cost $6,627,849)	$ 8,848,355
Fidelity Central Funds (cost $472,725)	472,725
Other affiliated issuers (cost $2,049,083)	1,909,584
Total Investments (cost $9,149,657)		$ 11,230,664
Receivable for investments sold		291,984
Receivable for fund shares sold		8,612
Dividends receivable		598
Distributions receivable from Fidelity Central Funds		681
Receivable from investment adviser for expense reductions		2
Other receivables		291
Total assets		11,532,832

Liabilities
Payable to custodian bank	$ 6,192
Payable for investments purchased	256,854
Payable for fund shares redeemed	15,149
Accrued management fee	4,505
Other affiliated payables	1,335
Other payables and accrued expenses	248
Collateral on securities loaned, at value	472,725
Total liabilities		757,008

Net Assets		$ 10,775,824
Net Assets consist of:
Paid in capital		$ 7,855,570
Accumulated net investment loss		(142)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		839,418
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,080,978
Net Assets		$ 10,775,824

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2014

OTC: Net Asset Value, offering price and redemption price per share ($7,869,812 ÷ 96,883 shares)	$ 81.23

Class K: Net Asset Value, offering price and redemption price per share ($2,906,012 ÷ 35,455 shares)	$ 81.96

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2014

Investment Income
Dividends (including $435 earned from other affiliated issuers)		$ 64,604
Income from Fidelity Central Funds (including $5,974 from security lending)		5,998
Total income		70,602

Expenses
Management fee Basic fee	$ 61,873
Performance adjustment	(2,441)
Transfer agent fees	14,091
Accounting and security lending fees	1,401
Custodian fees and expenses	267
Independent trustees' compensation	42
Appreciation in deferred trustee compensation account	1
Registration fees	260
Audit	72
Legal	46
Interest	16
Miscellaneous	75
Total expenses before reductions	75,703
Expense reductions	(510)	75,193
Net investment income (loss)		(4,591)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,453,613
Other affiliated issuers	(13,710)
Foreign currency transactions	9
Total net realized gain (loss)		1,439,912
Change in net unrealized appreciation (depreciation) on: Investment securities		164,549
Net gain (loss)		1,604,461
Net increase (decrease) in net assets resulting from operations		$ 1,599,870

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2014	Year ended July 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (4,591)	$ 43,443
Net realized gain (loss)	1,439,912	1,100,950
Change in net unrealized appreciation (depreciation)	164,549	1,322,673
Net increase (decrease) in net assets resulting from operations	1,599,870	2,467,066
Distributions to shareholders from net investment income	(7,143)	(33,821)
Distributions to shareholders from net realized gain	(1,239,587)	-
Total distributions	(1,246,730)	(33,821)
Share transactions - net increase (decrease)	1,469,555	(622,836)
Total increase (decrease) in net assets	1,822,695	1,810,409

Net Assets
Beginning of period	8,953,129	7,142,720
End of period (including accumulated net investment loss of $142 and undistributed net investment income of $6,993, respectively)	$ 10,775,824	$ 8,953,129

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - OTC

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 78.98	$ 57.53	$ 59.28	$ 45.00	$ 38.73
Income from Investment Operations
Net investment income (loss) B	(.06)	.36 E	(.08) F	(.27)	(.23)
Net realized and unrealized gain (loss)	12.78	21.37	(1.67)	14.55	6.50
Total from investment operations	12.72	21.73	(1.75)	14.28	6.27
Distributions from net investment income	(.05)	(.28)	-	-	-
Distributions from net realized gain	(10.42)	-	-	-	-
Total distributions	(10.47)	(.28)	-	-	-
Net asset value, end of period	$ 81.23	$ 78.98	$ 57.53	$ 59.28	$ 45.00
Total ReturnA	17.96%	37.93%	(2.95)%	31.73%	16.19%
Ratios to Average Net Assets C, G
Expenses before reductions	.77%	.76%	.91%	.94%	1.06%
Expenses net of fee waivers, if any	.77%	.76%	.91%	.94%	1.06%
Expenses net of all reductions	.76%	.74%	.90%	.92%	1.04%
Net investment income (loss)	(.08)%	.55% E	(.14)% F	(.49)%	(.51)%
Supplemental Data
Net assets, end of period (in millions)	$ 7,870	$ 6,693	$ 5,499	$ 6,374	$ 5,080
Portfolio turnover rateD	106%	116%	149%	158%	163%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .40%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.20)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 79.60	$ 57.94	$ 59.61	$ 45.19	$ 38.83
Income from Investment Operations
Net investment income (loss) B	.04	.45 F	- G, I	(.19)	(.16)
Net realized and unrealized gain (loss)	12.87	21.53	(1.67)	14.61	6.52
Total from investment operations	12.91	21.98	(1.67)	14.42	6.36
Distributions from net investment income	(.10)	(.32)	-	-	-
Distributions from net realized gain	(10.46)	-	-	-	-
Total distributions	(10.55) J	(.32)	-	-	-
Net asset value, end of period	$ 81.96	$ 79.60	$ 57.94	$ 59.61	$ 45.19
Total ReturnA	18.10%	38.11%	(2.80)%	31.91%	16.38%
Ratios to Average Net Assets C, H
Expenses before reductions	.65%	.62%	.77%	.80%	.90%
Expenses net of fee waivers, if any	.65%	.62%	.77%	.80%	.90%
Expenses net of all reductions	.64%	.60%	.76%	.78%	.88%
Net investment income (loss)	.05%	.69% F	-% E, G	(.35)%	(.35)%
Supplemental Data
Net assets, end of period (in millions)	$ 2,906	$ 2,260	$ 1,644	$ 1,363	$ 936
Portfolio turnover rateD	106%	116%	149%	158%	163%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .53%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.06)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $10.55 per share is comprised of distributions from net investment income of $.098 and distributions from net realized gain of $10.456 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2014

(Amounts in thousands except percentages)

1. Organization.

Fidelity OTC Portfolio (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers OTC and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations.

Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,680,914
Gross unrealized depreciation	(653,054)
Net unrealized appreciation (depreciation) on securities	$ 2,027,860

Tax Cost	$ 9,202,804

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 439,889
Undistributed long-term capital gain	$ 452,675
Net unrealized appreciation (depreciation) on securities and other investments	$ 2,027,832

The tax character of distributions paid was as follows:

	July 31, 2014	July 31, 2013
Ordinary Income	$ 324,481	$ 33,821
Long-term Capital Gains	922,249	-
Total	$ 1,246,730	$ 33,821

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $11,070,426 and $10,811,193, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of OTC as compared to its benchmark index, the Nasdaq Composite Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .58% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of OTC. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
OTC	$ 12,856.17
Class K	1,235.05
	$ 14,091

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $309 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 16,820.32%		$ 12

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $8.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $17 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Security Lending - continued

borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $4,206. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $354 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $27,027. The weighted average interest rate was .58%. The interest expense amounted to $4 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $443 for the period.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $67.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2014	2013
From net investment income
OTC	$ 4,344	$ 24,686
Class K	2,799	9,135
Total	$ 7,143	$ 33,821

Annual Report

10. Distributions to Shareholders - continued

Years ended July 31,	2014	2013
From net realized gain
OTC	$ 926,740	$ -
Class K	312,847	-
Total	$ 1,239,587	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
OTC
Shares sold	26,717	13,349	$ 2,114,409	$ 888,988
Reinvestment of distributions	12,308	400	905,081	23,934
Shares redeemed	(26,885)	(24,580)	(2,095,020)	(1,536,509)
Net increase (decrease)	12,140	(10,831)	$ 924,470	$ (623,587)
Class K
Shares sold	11,495	8,116	$ 915,992	$ 517,177
Reinvestment of distributions	4,258	152	315,646	9,135
Shares redeemed	(8,692)	(8,251)	(686,553)	(525,561)
Net increase (decrease)	7,061	17	$ 545,085	$ 751

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity OTC Portfolio:

We have audited the accompanying statement of assets and liabilities of Fidelity OTC Portfolio (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity OTC Portfolio as of July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 15, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 173 funds. Mr. Curvey oversees 397 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), a Director of FMR Co., Inc. (2007-2014) and was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity OTC Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class K	09/08/14	09/05/14	$6.808

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2014, $735,186,538 or, if subsequently determined to be different, the net capital gain of such year.

Class K designates 18% and 15% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 20% and 15% of the dividends distributed in September and December, respectively during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity OTC Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group comparison is not shown below.

Annual Report

Fidelity OTC Portfolio

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity OTC Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

Annual Report

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

OTC-K-UANN-0914
1.863303.105

Fidelity®

Series Real Estate Equity

Fund

Fidelity Series Real Estate Equity Fund

Class F

Annual Report

July 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity® Series Real Estate Equity Fund or 1-800-835-5092 for Class F of the fund to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2014	Past 1 year	Life of fund A
Fidelity® Series Real Estate Equity Fund	12.72%	16.33%
Class F	13.01%	16.56%

A From October 20, 2011.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Real Estate Equity Fund, a class of the fund, on October 20, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12-month period ending July 31, 2014, supported by corporate profits and continued low interest rates. The S&P 500® Index rose 16.94%, reaching an all-time high near period end. The technology-heavy Nasdaq Composite Index® gained 22.00%. The Russell 2000® Index returned 8.56%, reflecting the relatively lackluster performance of small-cap stocks. Information technology (+28%) was the top-performing sector within the S&P 500®, driven by strong semiconductor and computer hardware sales. Materials (+23%) gained amid higher prices for many commodity products. Health care (+21%) rose, driven by gains in pharmaceuticals, biotechnology & life sciences companies. Energy stocks (+19%) advanced in the latter part of the period amid healthy U.S. output and the threat of supply disruptions in Iraq. Conversely, most defensive sectors, including consumer staples, utilities and telecommunication services, lagged the broader market. Volatility remained tame throughout most of the period, with markets supported by declining unemployment, near-record profit margins for companies, muted cost inflation and fairly low corporate debt levels. Geopolitical tension remained a concern at period end, with conflict in Ukraine and strained relations between Russia and the West posing a potential threat to global growth.

Comments from Samuel Wald, Portfolio Manager of Fidelity® Series Real Estate Equity Fund: For the year, the fund's Series Real Estate Equity and Class F shares gained 12.72% and 13.01%, respectively, versus 12.61% for the benchmark Dow Jones U.S. Select Real Estate Securities IndexSM and 16.94% for the S&P 500® Index. The fund was hampered by subpar stock picking among residential and diversified real estate investment trusts (REITs), although security selection among industrial/office REITs and in the so-called real estate related category (primarily health care REITs) was very strong. The fund's biggest individual detractor was Vornado Realty Trust, in which the fund was significantly underweighted. Another notable detractor was mall operator Glimcher Realty Trust, which I ultimately sold in June. Equity One also weighed on results. On the positive side, Digital Realty Trust, which owns data centers, was the top contributor, benefiting from a recovery off a very low valuation and the easing of investor concerns surrounding oversupply in its industry. Another notable contributor was Essex Property Trust, an apartment REIT. I liked Essex partly for its solid management and exposure to West Coast apartments.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 to July 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period* February 1, 2014 to July 31, 2014
Series Real Estate Equity	.76%
Actual		$ 1,000.00	$ 1,137.40	$ 4.03
Hypothetical A		$ 1,000.00	$ 1,021.03	$ 3.81
Class F	.59%
Actual		$ 1,000.00	$ 1,139.10	$ 3.13
Hypothetical A		$ 1,000.00	$ 1,021.87	$ 2.96

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Simon Property Group, Inc.	12.5	13.2
Boston Properties, Inc.	5.8	5.6
Public Storage	5.1	6.8
Essex Property Trust, Inc.	4.8	4.8
HCP, Inc.	4.2	2.7
SL Green Realty Corp.	4.0	4.1
Federal Realty Investment Trust (SBI)	3.7	1.6
Alexandria Real Estate Equities, Inc.	3.7	3.8
Digital Realty Trust, Inc.	3.7	0.0
Taubman Centers, Inc.	3.4	1.4
	50.9
Top Five REIT Sectors as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Office Buildings	19.1	19.0
REITs - Apartments	16.8	17.0
REITs - Malls	15.9	15.0
REITs - Industrial Buildings	12.6	16.1
REITs - Health Care Facilities	10.3	11.2
Asset Allocation (% of fund's net assets)
As of July 31, 2014	As of January 31, 2014
Stocks 98.9%	Stocks 98.7%
Short-Term Investments and Net Other Assets (Liabilities) 1.1%	Short-Term Investments and Net Other Assets (Liabilities) 1.3%

Annual Report

Investments July 31, 2014

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
HOTELS, RESTAURANTS & LEISURE - 0.2%
Hotels, Resorts & Cruise Lines - 0.2%
Starwood Hotels & Resorts Worldwide, Inc.	24,300	$ 1,867,212
REAL ESTATE INVESTMENT TRUSTS - 97.3%
REITs - Apartments - 16.8%
AvalonBay Communities, Inc.	96,435	14,280,095
Equity Residential (SBI)	444,551	28,740,222
Essex Property Trust, Inc.	314,667	59,651,423
Mid-America Apartment Communities, Inc.	568,948	39,780,844
Post Properties, Inc.	638,951	34,631,144
UDR, Inc.	1,120,700	32,589,956
TOTAL REITS - APARTMENTS		209,673,684
REITs - Health Care Facilities - 10.3%
HCP, Inc.	1,255,859	52,155,824
Health Care REIT, Inc.	247,549	15,751,543
Senior Housing Properties Trust (SBI)	1,036,200	23,687,532
Ventas, Inc.	586,737	37,257,800
TOTAL REITS - HEALTH CARE FACILITIES		128,852,699
REITs - Hotels - 6.7%
Ashford Hospitality Prime, Inc.	490,521	8,167,175
FelCor Lodging Trust, Inc.	2,447,069	25,620,812
Host Hotels & Resorts, Inc.	942,400	20,487,776
LaSalle Hotel Properties (SBI)	829,379	28,854,095
TOTAL REITS - HOTELS		83,129,858
REITs - Industrial Buildings - 12.6%
DCT Industrial Trust, Inc.	3,752,900	29,385,207
Duke Realty LP	208,200	3,745,518
Extra Space Storage, Inc.	352,300	18,224,479
Prologis, Inc.	854,706	34,880,552
Public Storage	372,787	63,973,977
Terreno Realty Corp.	331,700	6,202,790
TOTAL REITS - INDUSTRIAL BUILDINGS		156,412,523
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
REITs - Malls - 15.9%
Simon Property Group, Inc.	930,023	$ 156,420,569
Taubman Centers, Inc.	571,422	42,033,802
TOTAL REITS - MALLS		198,454,371
REITs - Management/Investment - 6.2%
Digital Realty Trust, Inc. (d)	703,600	45,304,804
Equity Lifestyle Properties, Inc.	483,748	21,425,199
Weyerhaeuser Co. (d)	314,960	9,864,547
TOTAL REITS - MANAGEMENT/INVESTMENT		76,594,550
REITs - Mobile Home Parks - 0.7%
Sun Communities, Inc.	154,355	8,123,704
REITs - Office Buildings - 19.1%
Alexandria Real Estate Equities, Inc.	580,908	45,659,369
Boston Properties, Inc.	605,749	72,356,718
Cousins Properties, Inc.	942,131	11,663,582
CyrusOne, Inc.	39,132	972,430
Douglas Emmett, Inc.	654,800	18,655,252
Piedmont Office Realty Trust, Inc. Class A (d)	1,950,420	37,935,669
SL Green Realty Corp.	466,532	50,292,150
TOTAL REITS - OFFICE BUILDINGS		237,535,170
REITs - Shopping Centers - 8.8%
Acadia Realty Trust (SBI)	135,700	3,830,811
Cedar Shopping Centers, Inc.	1,446,790	9,114,777
Excel Trust, Inc.	402,092	5,207,091
Federal Realty Investment Trust (SBI)	377,652	46,111,309
Kite Realty Group Trust	1,877,000	11,449,700
Ramco-Gershenson Properties Trust (SBI)	97,700	1,621,820
Vornado Realty Trust	150,000	15,903,000
Washington Prime Group, Inc. (a)	875,111	16,530,847
TOTAL REITS - SHOPPING CENTERS		109,769,355
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
REITs - Single Tenant - 0.2%
Select Income (REIT)	102,500	$ 2,844,375
TOTAL REAL ESTATE INVESTMENT TRUSTS		1,211,390,289
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.4%
Real Estate Operating Companies - 1.4%
Forest City Enterprises, Inc. Class A (a)	904,742	17,343,904
TOTAL COMMON STOCKS (Cost $1,041,952,109)		1,230,601,405
Money Market Funds - 5.2%

Fidelity Cash Central Fund, 0.11% (b)	17,833,929	17,833,929
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	47,369,375	47,369,375
TOTAL MONEY MARKET FUNDS (Cost $65,203,304)		65,203,304
TOTAL INVESTMENT PORTFOLIO - 104.1% (Cost $1,107,155,413)		1,295,804,709
NET OTHER ASSETS (LIABILITIES) - (4.1)%		(51,002,271)
NET ASSETS - 100%		$ 1,244,802,438
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 19,966
Fidelity Securities Lending Cash Central Fund	86,648
Total	$ 106,614
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2014

Assets
Investment in securities, at value (including securities loaned of $45,959,789) - See accompanying schedule: Unaffiliated issuers (cost $1,041,952,109)	$ 1,230,601,405
Fidelity Central Funds (cost $65,203,304)	65,203,304
Total Investments (cost $1,107,155,413)		$ 1,295,804,709
Receivable for investments sold		11,144,634
Receivable for fund shares sold		109,253
Dividends receivable		453,319
Distributions receivable from Fidelity Central Funds		8,441
Other receivables		28,971
Total assets		1,307,549,327

Liabilities
Payable for investments purchased	$ 13,573,207
Payable for fund shares redeemed	1,058,586
Accrued management fee	574,704
Other affiliated payables	122,649
Other payables and accrued expenses	48,368
Collateral on securities loaned, at value	47,369,375
Total liabilities		62,746,889

Net Assets		$ 1,244,802,438
Net Assets consist of:
Paid in capital		$ 1,001,677,059
Undistributed net investment income		4,533,326
Accumulated undistributed net realized gain (loss) on investments		49,942,757
Net unrealized appreciation (depreciation) on investments		188,649,296
Net Assets		$ 1,244,802,438

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2014

Series Real Estate Equity: Net Asset Value, offering price and redemption price per share ($598,298,482 ÷ 43,196,781 shares)	$ 13.85

Class F: Net Asset Value, offering price and redemption price per share ($646,503,956 ÷ 46,660,517 shares)	$ 13.86

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2014

Investment Income
Dividends		$ 29,164,246
Interest		6
Income from Fidelity Central Funds		106,614
Total income		29,270,866

Expenses
Management fee	$ 6,193,721
Transfer agent fees	979,919
Accounting and security lending fees	370,700
Custodian fees and expenses	37,066
Independent trustees' compensation	4,558
Audit	50,664
Legal	3,334
Miscellaneous	8,969
Total expenses before reductions	7,648,931
Expense reductions	(73,159)	7,575,772
Net investment income (loss)		21,695,094
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		51,455,849
Change in net unrealized appreciation (depreciation) on investment securities		71,304,807
Net gain (loss)		122,760,656
Net increase (decrease) in net assets resulting from operations		$ 144,455,750

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2014	Year ended July 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 21,695,094	$ 13,612,092
Net realized gain (loss)	51,455,849	39,712,522
Change in net unrealized appreciation (depreciation)	71,304,807	8,545,406
Net increase (decrease) in net assets resulting from operations	144,455,750	61,870,020
Distributions to shareholders from net investment income	(19,187,861)	(12,676,438)
Distributions to shareholders from net realized gain	(29,660,377)	(20,512,803)
Total distributions	(48,848,238)	(33,189,241)
Share transactions - net increase (decrease)	124,245,341	197,354,537
Total increase (decrease) in net assets	219,852,853	226,035,316

Net Assets
Beginning of period	1,024,949,585	798,914,269
End of period (including undistributed net investment income of $4,533,236 and undistributed net investment income of $2,701,320, respectively)	$ 1,244,802,438	$ 1,024,949,585

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series Real Estate Equity

Years ended July 31,	2014	2013	2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.87	$ 12.39	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.23	.18	.11
Net realized and unrealized gain (loss)	1.31	.78	2.38
Total from investment operations	1.54	.96	2.49
Distributions from net investment income	(.21)	(.17)	(.08)
Distributions from net realized gain	(.35)	(.31)	(.02)
Total distributions	(.56)	(.48)	(.10)
Net asset value, end of period	$ 13.85	$ 12.87	$ 12.39
Total ReturnB, C	12.72%	8.06%	25.03%
Ratios to Average Net Assets E, H
Expenses before reductions	.77%	.79%	.81%A
Expenses net of fee waivers, if any	.77%	.79%	.81%A
Expenses net of all reductions	.76%	.78%	.81%A
Net investment income (loss)	1.84%	1.44%	1.27%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 598,298	$ 531,188	$ 475,392
Portfolio turnover rateF	69%	48%	40%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period October 20, 2011 (commencement of operations) to July 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods.Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2014	2013	2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.87	$ 12.39	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.26	.21	.13
Net realized and unrealized gain (loss)	1.31	.78	2.37
Total from investment operations	1.57	.99	2.50
Distributions from net investment income	(.23)	(.20)	(.09)
Distributions from net realized gain	(.35)	(.31)	(.02)
Total distributions	(.58)	(.51)	(.11)
Net asset value, end of period	$ 13.86	$ 12.87	$ 12.39
Total ReturnB, C	13.01%	8.27%	25.16%
Ratios to Average Net Assets E, H
Expenses before reductions	.59%	.60%	.61%A
Expenses net of fee waivers, if any	.59%	.60%	.61%A
Expenses net of all reductions	.59%	.59%	.61%A
Net investment income (loss)	2.02%	1.63%	1.47%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 646,504	$ 493,761	$ 323,523
Portfolio turnover rateF	69%	48%	40%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period October 20, 2011 (commencement of operations) to July 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2014

1. Organization.

Fidelity Series Real Estate Equity Fund (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series Real Estate Equity and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 192,492,604
Gross unrealized depreciation	(4,943,085)
Net unrealized appreciation (depreciation) on securities	$ 187,549,519

Tax Cost	$ 1,108,255,190

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,533,326
Undistributed long-term capital gain	$ 51,042,532
Net unrealized appreciation (depreciation) on securities and other investments	$ 187,549,519

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2014	July 31, 2013
Ordinary Income	$ 25,299,133	$ 30,506,015
Long-term Capital Gains	23,549,105	2,683,226
Total	$ 48,848,238	$ 33,189,241

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $880,527,964 and $765,798,774, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Series Real Estate Equity. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Series Real Estate Equity	$ 979,919.17

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $9,162 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,880 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income

Annual Report

7. Security Lending - continued

represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $86,648. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $73,135 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $24.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2014	2013
From net investment income
Series Real Estate Equity	$ 9,282,647	$ 6,714,600
Class F	9,905,214	5,961,838
Total	$ 19,187,861	$ 12,676,438
From net realized gain
Series Real Estate Equity	$ 14,856,526	$ 11,925,873
Class F	14,803,851	8,586,930
Total	$ 29,660,377	$ 20,512,803

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
Series Real Estate Equity
Shares sold	12,135,298	6,610,741	$ 155,920,114	$ 86,029,893
Reinvestment of distributions	2,036,221	1,534,780	24,139,173	18,640,473
Shares redeemed	(12,260,138)	(5,238,476)	(160,457,152)	(65,738,689)
Net increase (decrease)	1,911,381	2,907,045	$ 19,602,135	$ 38,931,677
Class F
Shares sold	17,886,060	12,141,060	$ 232,091,231	$ 157,366,547
Reinvestment of distributions	2,085,724	1,195,373	24,709,065	14,548,768
Shares redeemed	(11,669,575)	(1,083,592)	(152,157,090)	(13,492,455)
Net increase (decrease)	8,302,209	12,252,841	$ 104,643,206	$ 158,422,860

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Series Real Estate Equity Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series Real Estate Equity Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Real Estate Equity Fund as of July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 12, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 173 funds. Mr. Curvey oversees 397 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statements of Additional Information (SAIs) include more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity Series Real Estate Equity Fund, or 1-800-835-5092 for Class F.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), a Director of FMR Co., Inc. (2007-2014) and was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Christopher S. Bartel (1971)
Year of Election or Appointment: 2011 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2011 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012- present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Real Estate Equity Fund voted to pay shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Series Real Estate Equity	09/08/14	09/05/14	$0.068	$0.568
Class F	09/08/14	09/05/14	$0.075	$0.568

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2014, $51,410,291, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.02% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Real Estate Equity Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-year period, as shown below. A peer group comparison is not shown below.

Annual Report

Fidelity Series Real Estate Equity Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Series Real Estate Equity Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is offered only to other Fidelity funds, it continues to incur investment management expenses. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SLE-ANN-0914
1.930453.102

Fidelity®

Series Small Cap Opportunities

Fund

Fidelity Series Small Cap Opportunities Fund

Class F

Annual Report

July 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity® Series Small Cap Opportunities Fund or 1-800-835-5092 for Class F of the fund to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2014	Past 1 year	Past 5 years	Life of fund A
Fidelity ® Series Small Cap Opportunities Fund	6.29%	17.35%	6.23%
Class F B	6.52%	17.60%	6.38%

A From March 22, 2007.
B The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009, are those of Fidelity Series Small Cap Opportunities Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Series Small Cap Opportunities Fund, a class of the fund, on March 22, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12-month period ending July 31, 2014, supported by corporate profits and continued low interest rates. The S&P 500® Index rose 16.94%, reaching an all-time high near period end. The technology-heavy Nasdaq Composite Index® gained 22.00%. The Russell 2000® Index returned 8.56%, reflecting the relatively lackluster performance of small-cap stocks. Information technology (+28%) was the top-performing sector within the S&P 500®, driven by strong semiconductor and computer hardware sales. Materials (+23%) gained amid higher prices for many commodity products. Health care (+21%) rose, driven by gains in pharmaceuticals, biotechnology & life sciences companies. Energy stocks (+19%) advanced in the latter part of the period amid healthy U.S. output and the threat of supply disruptions in Iraq. Conversely, most defensive sectors, including consumer staples, utilities and telecommunication services, lagged the broader market. Volatility remained tame throughout most of the period, with markets supported by declining unemployment, near-record profit margins for companies, muted cost inflation and fairly low corporate debt levels. Geopolitical tension remained a concern at period end, with conflict in Ukraine and strained relations between Russia and the West posing a potential threat to global growth.

Comments from Richard Thompson, Lead Portfolio Manager of Fidelity® Series Small Cap Opportunities Fund, and Rayna Lesser, one of the fund's Co-Portfolio Managers: For the year, the fund's Series Small Cap Opportunities and Class F shares gained 6.29% and 6.52%, respectively, lagging the 8.56% advance of the Russell 2000® Index. Despite the relative underperformance this period, we remain confident that the diversified nature of the fund's multi-manager approach and its emphasis on security selection with sector neutrality can support our goal of delivering consistent risk-adjusted returns over time. Versus the index, choices in the software & services and capital goods industries detracted the most, more than offsetting strong picks in pharmaceuticals, biotechnology & life science and banks. The fund's largest individual detractor was cloud-computing recurring revenue management provider ServiceSource International, while consumer discretionary's Francesca's Holdings, an operator of a chain of women's clothing boutiques, also didn't help. On the plus side, Intercept Pharmaceuticals easily was the fund's top individual contributor, largely due to a successful clinical trial outcome. Choices in financials also added value, including PacWest Bancorp, the fund's largest holding at period end. The bank holding company continued to generate above-average returns, while we also saw opportunities from a recent merger.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 to July 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense RatioB	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period* February 1, 2014 to July 31, 2014
Series Small Cap Opportunities	.81%
Actual		$ 1,000.00	$ 981.80	$ 3.98
HypotheticalA		$ 1,000.00	$ 1,020.78	$ 4.06
Class F	.63%
Actual		$ 1,000.00	$ 982.70	$ 3.10
HypotheticalA		$ 1,000.00	$ 1,021.67	$ 3.16

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
PacWest Bancorp	1.3	1.1
Targa Resources Corp.	1.2	0.8
Newfield Exploration Co.	1.1	0.4
Associated Banc-Corp.	1.1	0.9
Huntington Bancshares, Inc.	1.0	0.9
Banner Bank	1.0	0.9
Stone Energy Corp.	1.0	0.8
City National Corp.	1.0	0.9
Global Payments, Inc.	1.0	0.7
Allied World Assurance Co. Holdings Ltd.	0.9	0.8
	10.6
Top Five Market Sectors as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.5	20.3
Information Technology	18.8	19.8
Industrials	13.3	14.4
Health Care	12.4	13.1
Consumer Discretionary	12.4	11.5
Asset Allocation (% of fund's net assets)
As of July 31, 2014 *		As of January 31, 2014 **
	Stocks and Equity Futures 98.1%		Stocks and Equity Futures 96.6%
	Short-Term Investments and Net Other Assets (Liabilities) 1.9%		Short-Term Investments and Net Other Assets (Liabilities) 3.4%
* Foreign investments	8.0%	** Foreign investments	7.4%

Annual Report

Investments July 31, 2014

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
CONSUMER DISCRETIONARY - 12.4%
Auto Components - 1.0%
Motorcar Parts of America, Inc. (a)	580,235	$ 12,916,031
Tenneco, Inc. (a)	610,386	38,881,588
		51,797,619
Diversified Consumer Services - 1.2%
Bright Horizons Family Solutions, Inc. (a)	683,923	28,430,679
Service Corp. International	1,620,200	34,024,200
		62,454,879
Hotels, Restaurants & Leisure - 1.2%
Bloomin' Brands, Inc. (a)	1,420,616	27,829,867
Chuy's Holdings, Inc. (a)	149,729	4,289,736
Life Time Fitness, Inc. (a)(d)	709,920	27,935,352
		60,054,955
Household Durables - 0.5%
KB Home (d)	1,652,192	26,930,730
Internet & Catalog Retail - 0.5%
HomeAway, Inc. (a)	741,000	25,727,520
Media - 1.3%
MDC Partners, Inc. Class A (sub. vtg.)	1,385,250	29,080,912
Nexstar Broadcasting Group, Inc. Class A (d)	731,417	34,076,718
		63,157,630
Multiline Retail - 0.8%
Dillard's, Inc. Class A	287,744	34,304,840
Mothercare PLC (a)	820,500	3,328,064
		37,632,904
Specialty Retail - 3.2%
Ascena Retail Group, Inc. (a)	1,220,467	19,600,700
Conn's, Inc. (a)(d)	683,488	27,339,520
Francesca's Holdings Corp. (a)(d)	1,383,313	17,678,740
GameStop Corp. Class A	794,326	33,337,862
Genesco, Inc. (a)	359,125	27,390,464
GNC Holdings, Inc.	561,500	18,422,815
Rent-A-Center, Inc.	624,319	14,946,197
		158,716,298
Textiles, Apparel & Luxury Goods - 2.7%
Fossil Group, Inc. (a)	341,100	33,427,800
Iconix Brand Group, Inc. (a)	930,700	39,303,461
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Kate Spade & Co. (a)	781,467	$ 29,562,897
Steven Madden Ltd. (a)	1,034,939	32,962,807
		135,256,965
TOTAL CONSUMER DISCRETIONARY		621,729,500
CONSUMER STAPLES - 3.0%
Beverages - 0.3%
Cott Corp.	1,917,365	13,083,134
Food & Staples Retailing - 1.0%
Andersons, Inc.	349,600	18,885,392
Sprouts Farmers Market LLC	211,600	6,455,916
United Natural Foods, Inc. (a)	434,110	25,447,528
		50,788,836
Food Products - 1.4%
Darling International, Inc. (a)	1,282,310	24,004,843
Fresh Del Monte Produce, Inc.	440,465	13,187,522
Greencore Group PLC	2,647,152	11,812,061
J&J Snack Foods Corp.	224,250	20,202,683
		69,207,109
Personal Products - 0.3%
Inter Parfums, Inc.	617,900	16,145,727
TOTAL CONSUMER STAPLES		149,224,806
ENERGY - 6.5%
Energy Equipment & Services - 0.9%
Atwood Oceanics, Inc. (a)	431,326	20,768,347
Total Energy Services, Inc.	1,223,650	24,409,032
		45,177,379
Oil, Gas & Consumable Fuels - 5.6%
Cloud Peak Energy, Inc. (a)	1,559,830	24,146,168
Energen Corp.	127,468	10,405,213
Genesis Energy LP	249,696	13,106,543
Newfield Exploration Co. (a)	1,398,810	56,372,043
Rosetta Resources, Inc. (a)	879,052	44,893,186
Stone Energy Corp. (a)	1,271,415	48,377,341
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Targa Resources Corp.	468,890	$ 59,783,475
Western Refining, Inc.	659,312	27,005,420
		284,089,389
TOTAL ENERGY		329,266,768
FINANCIALS - 22.5%
Banks - 9.2%
Associated Banc-Corp.	3,069,228	55,000,566
BancFirst Corp.	411,520	25,061,568
Bank of the Ozarks, Inc.	1,459,974	44,923,400
Banner Bank (e)	1,280,871	51,542,249
BBCN Bancorp, Inc.	2,551,110	38,317,672
Cathay General Bancorp	1,050,524	26,882,909
City National Corp.	641,578	48,278,745
Huntington Bancshares, Inc.	5,330,000	52,340,600
Investors Bancorp, Inc.	3,349,200	34,664,220
National Penn Bancshares, Inc.	1,853,144	19,087,383
PacWest Bancorp	1,558,588	64,946,357
		461,045,669
Capital Markets - 2.1%
Affiliated Managers Group, Inc. (a)	113,300	22,575,025
AURELIUS AG	848,707	30,002,573
LPL Financial	472,400	22,429,552
Waddell & Reed Financial, Inc. Class A	586,041	30,937,104
		105,944,254
Insurance - 3.3%
Allied World Assurance Co. Holdings Ltd.	1,271,613	45,790,784
Amerisafe, Inc.	883,992	32,354,107
Aspen Insurance Holdings Ltd.	760,690	30,435,207
Primerica, Inc.	694,075	31,982,976
StanCorp Financial Group, Inc.	459,877	27,748,978
		168,312,052
Real Estate Investment Trusts - 6.9%
Cousins Properties, Inc.	3,401,420	42,109,580
First Industrial Realty Trust, Inc.	2,173,792	39,236,946
Home Properties, Inc.	655,090	43,098,371
Kite Realty Group Trust	5,709,595	34,828,530
Mid-America Apartment Communities, Inc.	553,600	38,707,712
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
National Retail Properties, Inc. (d)	1,149,541	$ 40,889,173
Parkway Properties, Inc.	1,864,746	38,656,185
Ramco-Gershenson Properties Trust (SBI)	2,678,650	44,465,590
Stag Industrial, Inc.	1,003,900	22,929,076
		344,921,163
Thrifts & Mortgage Finance - 1.0%
Washington Federal, Inc.	926,360	19,416,506
WSFS Financial Corp.	440,840	31,559,736
		50,976,242
TOTAL FINANCIALS		1,131,199,380
HEALTH CARE - 12.4%
Biotechnology - 6.9%
ACADIA Pharmaceuticals, Inc. (a)(d)	671,791	13,617,204
Agios Pharmaceuticals, Inc. (d)	188,463	7,595,059
Auspex Pharmaceuticals, Inc.	463,926	8,448,092
BioCryst Pharmaceuticals, Inc. (a)	1,289,050	16,138,906
BioMarin Pharmaceutical, Inc. (a)	247,244	15,284,624
Bluebird Bio, Inc. (a)(d)	165,212	5,518,081
Celldex Therapeutics, Inc. (a)	779,849	10,208,223
Chimerix, Inc. (a)	697,818	15,854,425
Cubist Pharmaceuticals, Inc.	188,017	11,450,235
Dicerna Pharmaceuticals, Inc. (d)	197,835	2,971,482
Discovery Laboratories, Inc. (a)(d)	3,332,539	5,232,086
Dyax Corp. (a)	1,907,615	17,969,733
Genocea Biosciences, Inc.	256,091	4,458,544
Hyperion Therapeutics, Inc. (a)(d)	348,947	7,945,523
Insmed, Inc. (a)	875,535	14,962,893
Intercept Pharmaceuticals, Inc. (a)	110,198	25,605,607
InterMune, Inc. (a)	850,543	37,313,321
Isis Pharmaceuticals, Inc. (a)	604,972	18,748,082
Medivation, Inc. (a)	198,914	14,765,386
Mirati Therapeutics, Inc. (a)	658,269	11,960,748
Neurocrine Biosciences, Inc. (a)	1,115,382	15,146,888
Novavax, Inc. (a)	3,775,362	16,347,317
Puma Biotechnology, Inc. (a)	106,100	23,524,492
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
Synageva BioPharma Corp. (a)	214,297	$ 14,660,058
XOMA Corp. (a)	2,524,322	9,794,369
		345,521,378
Health Care Equipment & Supplies - 1.4%
Cerus Corp. (a)(d)	2,070,940	7,289,709
DexCom, Inc. (a)	412,716	15,551,139
Sirona Dental Systems, Inc. (a)	169,600	13,601,920
Steris Corp.	650,497	33,097,287
		69,540,055
Health Care Providers & Services - 2.0%
Community Health Systems, Inc. (a)	396,600	18,917,820
MEDNAX, Inc. (a)	174,890	10,349,990
Omnicare, Inc.	232,000	14,500,000
PharMerica Corp. (a)	484,216	13,068,990
Surgical Care Affiliates, Inc.	728,636	21,407,326
Team Health Holdings, Inc. (a)	385,500	21,800,025
		100,044,151
Health Care Technology - 0.3%
MedAssets, Inc. (a)	695,900	14,780,916
Life Sciences Tools & Services - 1.2%
Bruker BioSciences Corp. (a)	1,051,366	23,897,549
Fluidigm Corp. (a)	429,627	12,300,221
PAREXEL International Corp. (a)	316,200	16,935,672
Techne Corp.	82,249	7,675,477
		60,808,919
Pharmaceuticals - 0.6%
Prestige Brands Holdings, Inc. (a)	581,354	17,905,703
Theravance, Inc. (a)(d)	655,549	14,225,413
		32,131,116
TOTAL HEALTH CARE		622,826,535
INDUSTRIALS - 13.3%
Aerospace & Defense - 1.2%
AAR Corp.	773,757	20,814,063
Teledyne Technologies, Inc. (a)	451,734	41,198,141
		62,012,204
Air Freight & Logistics - 0.9%
Hub Group, Inc. Class A (a)	937,063	43,273,569
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Building Products - 0.3%
Ply Gem Holdings, Inc. (a)(d)	1,551,602	$ 12,924,845
Commercial Services & Supplies - 0.6%
Civeo Corp.	1,230,500	31,254,700
Construction & Engineering - 1.6%
Chicago Bridge & Iron Co. NV	349,349	20,723,383
EMCOR Group, Inc.	773,400	31,655,262
MasTec, Inc. (a)	925,322	25,159,505
		77,538,150
Electrical Equipment - 0.4%
General Cable Corp.	963,927	21,428,097
Industrial Conglomerates - 0.6%
Carlisle Companies, Inc.	382,800	30,631,656
Machinery - 2.7%
Allison Transmission Holdings, Inc.	1,038,771	30,415,215
Navistar International Corp. (a)(d)	830,853	29,221,100
TriMas Corp. (a)	816,344	25,861,778
Valmont Industries, Inc.	175,100	25,499,813
Wabtec Corp.	320,750	25,878,110
		136,876,016
Marine - 0.3%
DryShips, Inc. (d)	5,533,403	15,825,533
Professional Services - 1.8%
Dun & Bradstreet Corp.	245,006	26,958,010
Huron Consulting Group, Inc. (a)	359,931	21,754,230
Stantec, Inc.	624,800	39,642,009
		88,354,249
Trading Companies & Distributors - 2.9%
Applied Industrial Technologies, Inc.	661,823	32,071,943
DXP Enterprises, Inc. (a)	544,929	38,706,307
Kaman Corp.	621,880	24,881,419
Now, Inc.	906,300	29,173,797
Titan Machinery, Inc. (a)(d)(e)	1,560,789	22,881,167
		147,714,633
TOTAL INDUSTRIALS		667,833,652
INFORMATION TECHNOLOGY - 18.8%
Communications Equipment - 2.0%
Aruba Networks, Inc. (a)	1,726,326	30,832,182
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Ixia (a)	2,735,869	$ 29,273,798
Radware Ltd. (a)	1,652,966	27,092,113
Riverbed Technology, Inc. (a)	759,657	13,597,860
		100,795,953
Electronic Equipment & Components - 0.8%
InvenSense, Inc. (a)(d)	735,300	16,919,253
Neonode, Inc. (a)(d)(e)	3,508,590	9,543,365
TTM Technologies, Inc. (a)	1,928,493	14,482,982
		40,945,600
Internet Software & Services - 2.9%
Bankrate, Inc. (a)	1,617,001	27,262,637
EarthLink Holdings Corp.	1,469,795	5,790,992
Move, Inc. (a)	1,462,587	21,353,770
NIC, Inc.	1,063,302	17,937,905
Points International Ltd. (a)(e)	1,345,014	25,447,665
Rackspace Hosting, Inc. (a)	417,417	12,643,561
Stamps.com, Inc. (a)	440,004	13,917,327
Web.com Group, Inc. (a)	911,641	24,204,069
		148,557,926
IT Services - 4.1%
Datalink Corp. (a)(e)	1,138,340	12,863,242
ExlService Holdings, Inc. (a)	1,141,762	32,026,424
Global Payments, Inc.	686,500	47,553,855
Interxion Holding N.V. (a)	995,853	27,087,202
Maximus, Inc.	877,300	36,285,128
Sapient Corp. (a)	2,184,147	32,238,010
ServiceSource International, Inc. (a)(d)(e)	4,434,876	19,646,501
		207,700,362
Semiconductors & Semiconductor Equipment - 2.8%
Ambarella, Inc. (a)(d)	364,200	10,419,762
Atmel Corp. (a)	502,000	4,116,400
Intersil Corp. Class A	693,900	8,902,737
Lattice Semiconductor Corp. (a)	1,496,700	10,237,428
M/A-COM Technology Solutions, Inc. (a)	241,400	4,803,860
Monolithic Power Systems, Inc.	699,770	28,858,515
PDF Solutions, Inc. (a)	299,000	5,728,840
Peregrine Semiconductor Corp. (a)	328,252	2,212,418
PMC-Sierra, Inc. (a)	1,253,800	8,438,074
RF Micro Devices, Inc. (a)	1,342,200	14,978,952
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Semtech Corp. (a)	973,000	$ 21,727,090
Silicon Laboratories, Inc. (a)	276,100	11,245,553
Ultratech, Inc. (a)	300,800	7,122,944
		138,792,573
Software - 4.6%
BroadSoft, Inc. (a)	901,309	21,991,940
CommVault Systems, Inc. (a)	497,689	23,899,026
Infoblox, Inc. (a)	643,700	7,801,644
Interactive Intelligence Group, Inc. (a)	371,300	16,845,881
Nuance Communications, Inc. (a)	1,348,503	24,515,785
Parametric Technology Corp. (a)	716,526	25,766,275
Pegasystems, Inc.	406,400	8,684,768
Rovi Corp. (a)	729,359	17,045,120
SS&C Technologies Holdings, Inc. (a)	664,009	28,758,230
Synchronoss Technologies, Inc. (a)	905,814	36,603,944
Tangoe, Inc. (a)	1,405,800	19,400,040
		231,312,653
Technology Hardware, Storage & Peripherals - 1.6%
Electronics for Imaging, Inc. (a)	618,425	27,253,990
Quantum Corp. (a)(d)	11,950,411	14,938,014
Silicon Graphics International Corp. (a)(e)	2,179,809	20,729,984
Super Micro Computer, Inc. (a)	641,479	16,787,505
		79,709,493
TOTAL INFORMATION TECHNOLOGY		947,814,560
MATERIALS - 5.4%
Chemicals - 4.1%
Axiall Corp.	803,646	34,420,158
Cabot Corp.	448,314	23,487,170
Flotek Industries, Inc. (a)	973,345	28,081,003
Kronos Worldwide, Inc.	1,681,324	25,068,541
PolyOne Corp.	965,401	36,636,968
Rayonier Advanced Materials, Inc.	661,589	21,475,179
Tronox Ltd. Class A	1,419,693	37,678,652
		206,847,671
Containers & Packaging - 0.5%
Berry Plastics Group, Inc. (a)	940,360	22,841,344
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - 0.8%
Royal Gold, Inc.	178,939	$ 13,522,420
Worthington Industries, Inc.	689,846	26,386,610
		39,909,030
TOTAL MATERIALS		269,598,045
TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.4%
8x8, Inc. (a)	450,554	3,640,476
Cogent Communications Group, Inc.	232,600	8,073,546
Towerstream Corp. (a)(d)(e)	5,386,878	8,888,349
		20,602,371
UTILITIES - 2.8%
Electric Utilities - 1.7%
Cleco Corp.	353,050	19,679,007
El Paso Electric Co.	496,280	18,287,918
Great Plains Energy, Inc.	670,280	16,616,241
PNM Resources, Inc.	273,453	7,014,069
Portland General Electric Co.	740,332	23,638,801
		85,236,036
Gas Utilities - 0.8%
Atmos Energy Corp.	445,786	21,540,380
Laclede Group, Inc.	415,900	19,538,982
		41,079,362
Independent Power Producers & Energy Traders - 0.3%
Dynegy, Inc. (a)	513,100	13,622,805
TOTAL UTILITIES		139,938,203
TOTAL COMMON STOCKS (Cost $4,437,270,386)		4,900,033,820
U.S. Treasury Obligations - 0.1%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.01% to 0.03% 8/21/14 to 9/25/14 (f) (Cost $3,369,941)	$ 3,370,000	3,369,957
Money Market Funds - 6.2%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	137,805,488	$ 137,805,488
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	174,422,807	174,422,807
TOTAL MONEY MARKET FUNDS (Cost $312,228,295)		312,228,295
TOTAL INVESTMENT PORTFOLIO - 103.8% (Cost $4,752,868,622)		5,215,632,072
NET OTHER ASSETS (LIABILITIES) - (3.8)%		(189,447,654)
NET ASSETS - 100%		$ 5,026,184,418
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
288 ICE Russell 2000 Index Contracts	Sept. 2014	$ 32,160,960	$ (939,387)

The face value of futures purchased as a percentage of net assets is 0.6%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,550,977.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 191,685
Fidelity Securities Lending Cash Central Fund	2,192,240
Total	$ 2,383,925
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Banner Bank	$ 30,229,248	$ 19,307,674	$ -	$ 775,531	$ 51,542,249
Cerus Corp.	14,358,624	10,632,532*	10,407,325	-	-
Datalink Corp.	-	13,232,549	-	-	12,863,242
MEI Pharma, Inc.	5,880,907	4,624,829	9,252,514	-	-
Neonode, Inc.	6,714,902	13,478,038*	-	-	9,543,365
Points International Ltd.	7,568,049	25,633,317	3,522,252	-	25,447,665
ServiceSource International, Inc.	11,255,057	31,464,148*	1,129,544	-	19,646,501
Silicon Graphics International Corp.	-	30,725,193	-	-	20,729,984
Titan Machinery, Inc.	-	27,738,024	140,580	-	22,881,167
Towerstream Corp.	14,782,688	837,719	-	-	8,888,349
Total	$ 90,789,475	$ 177,674,023	$ 24,452,215	$ 775,531	$ 171,542,522

* Includes the value of securities received through in-kind transactions.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Investments - continued

Other Information

The following is a summary of the inputs used, as of July 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 621,729,500	$ 621,729,500	$ -	$ -
Consumer Staples	149,224,806	149,224,806	-	-
Energy	329,266,768	329,266,768	-	-
Financials	1,131,199,380	1,131,199,380	-	-
Health Care	622,826,535	622,826,535	-	-
Industrials	667,833,652	667,833,652	-	-
Information Technology	947,814,560	947,814,560	-	-
Materials	269,598,045	269,598,045	-	-
Telecommunication Services	20,602,371	20,602,371	-	-
Utilities	139,938,203	139,938,203	-	-
U.S. Government and Government Agency Obligations	3,369,957	-	3,369,957	-
Money Market Funds	312,228,295	312,228,295	-	-
Total Investments in Securities:	$ 5,215,632,072	$ 5,212,262,115	$ 3,369,957	$ -
Derivative Instruments:
Liabilities
Futures Contracts	$ (939,387)	$ (939,387)	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (939,387)
Total Value of Derivatives	$ -	$ (939,387)

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2014
Assets
Investment in securities, at value (including securities loaned of $167,213,862) - See accompanying schedule: Unaffiliated issuers (cost $4,220,222,133)	$ 4,731,861,255
Fidelity Central Funds (cost $312,228,295)	312,228,295
Other affiliated issuers (cost $220,418,194)	171,542,522
Total Investments (cost $4,752,868,622)		$ 5,215,632,072
Cash		1,063
Foreign currency held at value (cost $56,935)		56,846
Receivable for investments sold		16,452,971
Receivable for fund shares sold		480,981
Dividends receivable		2,527,642
Distributions receivable from Fidelity Central Funds		279,905
Other receivables		63,320
Total assets		5,235,494,800

Liabilities
Payable for investments purchased	$ 26,358,722
Payable for fund shares redeemed	4,665,147
Accrued management fee	2,556,104
Payable for daily variation margin for derivative instruments	777,600
Other affiliated payables	452,762
Other payables and accrued expenses	77,240
Collateral on securities loaned, at value	174,422,807
Total liabilities		209,310,382

Net Assets		$ 5,026,184,418
Net Assets consist of:
Paid in capital		$ 4,308,870,121
Undistributed net investment income		9,455,513
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		246,046,338
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		461,812,446
Net Assets		$ 5,026,184,418

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2014
Series Small Cap Opportunities: Net Asset Value, offering price and redemption price per share ($2,425,972,665 ÷ 187,145,497 shares)	$ 12.96

Class F: Net Asset Value, offering price and redemption price per share ($2,600,211,753 ÷ 199,343,190 shares)	$ 13.04

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2014
Investment Income
Dividends (including $775,531 earned from other affiliated issuers)		$ 43,473,926
Interest		1,586
Income from Fidelity Central Funds (including $2,192,240 from security lending)		2,383,925
Total income		45,859,437

Expenses
Management fee Basic fee	$ 32,044,744
Performance adjustment	(3,830,564)
Transfer agent fees	3,990,414
Accounting and security lending fees	1,078,885
Custodian fees and expenses	150,263
Independent trustees' compensation	17,849
Audit	65,946
Legal	11,450
Miscellaneous	27,953
Total expenses before reductions	33,556,940
Expense reductions	(146,257)	33,410,683
Net investment income (loss)		12,448,754
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	383,099,333
Other affiliated issuers	(1,176,793)
Foreign currency transactions	(3,404)
Futures contracts	6,481,063
Total net realized gain (loss)		388,400,199
Change in net unrealized appreciation (depreciation) on: Investment securities	(187,665,456)
Assets and liabilities in foreign currencies	(3,381)
Futures contracts	(1,397,219)
Total change in net unrealized appreciation (depreciation)		(189,066,056)
Net gain (loss)		199,334,143
Net increase (decrease) in net assets resulting from operations		$ 211,782,897

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2014	Year ended July 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 12,448,754	$ 10,121,371
Net realized gain (loss)	388,400,199	250,130,786
Change in net unrealized appreciation (depreciation)	(189,066,056)	462,510,828
Net increase (decrease) in net assets resulting from operations	211,782,897	722,762,985
Distributions to shareholders from net investment income	(2,397,517)	(11,718,166)
Distributions to shareholders from net realized gain	(355,403,438)	(119,046,114)
Total distributions	(357,800,955)	(130,764,280)
Share transactions - net increase (decrease)	2,217,612,913	109,169,036
Total increase (decrease) in net assets	2,071,594,855	701,167,741

Net Assets
Beginning of period	2,954,589,563	2,253,421,822
End of period (including undistributed net investment income of $9,455,513 and undistributed net investment income of $0, respectively)	$ 5,026,184,418	$ 2,954,589,563

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series Small Cap Opportunities

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.55	$ 10.93	$ 11.22	$ 8.76	$ 6.94
Income from Investment Operations
Net investment income (loss) B	.02	.04	- H	- E, H	(.01)
Net realized and unrealized gain (loss)	.77	3.20	(.17)	2.50	1.83
Total from investment operations	.79	3.24	(.17)	2.50	1.82
Distributions from net investment income	- H	(.05)	- H	- F	-
Distributions from net realized gain	(1.38)	(.57)	(.11)	(.04) F	-
Total distributions	(1.38)	(.62)	(.12) J	(.04)	-
Net asset value, end of period	$ 12.96	$ 13.55	$ 10.93	$ 11.22	$ 8.76
Total ReturnA	6.29%	30.91%	(1.41)%	28.50%	26.22%
Ratios to Average Net Assets C, G
Expenses before reductions	.82%	.98%	1.12%	1.10%	1.02%
Expenses net of fee waivers, if any	.82%	.98%	1.12%	1.10%	1.02%
Expenses net of all reductions	.82%	.96%	1.11%	1.09%	1.01%
Net investment income (loss)	.19%	.30%	.04%	(.04)% E	(.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,425,973	$ 1,602,664	$ 1,329,447	$ 1,415,570	$ 1,363,646
Portfolio turnover rate D	90% I	77%	66%	73%	104%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.27)%.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Total distributions of $.12 per share is comprised of distributions from net investment income of $.003 and distributions from net realized gain of $.113 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.62	$ 10.99	$ 11.27	$ 8.79	$ 6.94
Income from Investment Operations
Net investment income (loss) B	.05	.06	.03	.02 E	.01
Net realized and unrealized gain (loss)	.77	3.21	(.18)	2.50	1.84
Total from investment operations	.82	3.27	(.15)	2.52	1.85
Distributions from net investment income	(.01)	(.07)	(.01)	- F	-
Distributions from net realized gain	(1.39)	(.57)	(.11)	(.04) F	-
Total distributions	(1.40)	(.64)	(.13) I	(.04)	-
Net asset value, end of period	$ 13.04	$ 13.62	$ 10.99	$ 11.27	$ 8.79
Total Return A	6.52%	31.09%	(1.23)%	28.74%	26.66%
Ratios to Average Net Assets C, G
Expenses before reductions	.65%	.79%	.91%	.89%	.78%
Expenses net of fee waivers, if any	.65%	.79%	.91%	.89%	.78%
Expenses net of all reductions	.65%	.77%	.91%	.88%	.77%
Net investment income (loss)	.36%	.49%	.24%	.17% E	.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,600,212	$ 1,351,926	$ 923,975	$ 478,821	$ 174,783
Portfolio turnover rate D	90% H	77%	66%	73%	104%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.06)%.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Portfolio turnover rate excludes securities received or delivered in-kind.

I Total distributions of $.13 per share is comprised of distributions from net investment income of $.012 and distributions from net realized gain of $.113 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2014

1. Organization.

Fidelity Series Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager and, for shares of Series Small Cap Opportunities, FMR investment professionals. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series Small Cap Opportunities and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, market discount, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 775,284,121
Gross unrealized depreciation	(319,336,848)
Net unrealized appreciation (depreciation) on securities	$ 455,947,273

Tax Cost	$ 4,759,684,799

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 96,944,763
Undistributed long-term capital gain	$ 164,433,877
Net unrealized appreciation (depreciation) on securities and other investments	$ 455,935,656

The tax character of distributions paid was as follows:

	July 31, 2014	July 31, 2013
Ordinary Income	$ 93,611,792	$ 11,718,166
Long-term Capital Gains	264,189,163	119,046,114
Total	$ 357,800,955	$ 130,764,280

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on

Annual Report

4. Derivative Instruments - continued

Futures Contracts - continued

the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $6,481,063 and a change in net unrealized appreciation (depreciation) of $(1,397,219) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $4,380,503,110 and $3,826,957,209, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Series Small Cap Opportunities as compared to its benchmark index, the Russell 2000® Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .62% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Series Small Cap Opportunities. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Series Small Cap Opportunities	$ 3,990,414.17

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $128,972 for the period.

Exchanges In-kind. During the period, certain investment companies managed by the investment adviser or its affiliates (Investing Funds) completed exchanges in-kind with the Fund. The Investing Funds delivered investments valued at $1,380,652,585 in exchange for 103,972,612 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $3,468.

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7,447 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $800,000. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds and includes $141,913 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $146,257 for the period.

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Notes to Financial Statements - continued

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2014	2013
From net investment income
Series Small Cap Opportunities	$ 562,708	$ 5,439,782
Class F	1,834,809	6,278,384
Total	$ 2,397,517	$ 11,718,166
From net realized gain
Series Small Cap Opportunities	$ 185,928,427	$ 68,495,319
Class F	169,475,011	50,550,795
Total	$ 355,403,438	$ 119,046,114

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
Series Small Cap Opportunities
Shares sold	88,985,520 A	18,962,910	$ 1,176,045,095 A	$ 213,903,891
Reinvestment of distributions	14,725,510	6,656,221	186,491,135	73,935,101
Shares redeemed	(34,876,222)	(28,900,880)	(465,134,933)	(343,341,551)
Net increase (decrease)	68,834,808	(3,281,749)	$ 897,401,297	$ (55,502,559)
Class F
Shares sold	112,573,524 A	21,246,567	$ 1,499,078,862 A	$ 247,783,165
Reinvestment of distributions	13,452,037	5,100,288	171,309,820	56,829,179
Shares redeemed	(25,924,826)	(11,157,740)	(350,177,066)	(139,940,749)
Net increase (decrease)	100,100,735	15,189,115	$ 1,320,211,616	$ 164,671,595

A Amount includes in-kind exchanges (see Note 6: Exchanges In-Kind).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future

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12. Other - continued

claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Series Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series Small Cap Opportunities Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Small Cap Opportunities Fund as of July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 15, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 173 funds. Mr. Curvey oversees 397 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

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Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity Series Small Cap Opportunities Fund, or 1-800-835-5092 for Class F.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), a Director of FMR Co., Inc. (2007-2014) and was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Small Cap Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities; and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Series Small Cap Opportunities Fund	09/15/14	09/12/14	$0.015	$0.614
Class F	09/15/14	09/12/14	$0.03	$0.614

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2014, $260,636,570, or, if subsequently determined to be different, the net capital gain of such year.

Series Small Cap Opportunities designates 27% and 23%; and Class F designates 25% and 21% of the dividends distributed in September and December respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Series Small Cap Opportunities designates 31% and 25%; and Class F designates 29% and 23% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Small Cap Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for a sleeve of the fund in January 2013, April 2013 and October 2013.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Series Small Cap Opportunities Fund

The Board has discussed the fund's underperformance with FMR and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Series Small Cap Opportunities Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is offered only to other Fidelity funds, it continues to incur investment management expenses. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SMO-ANN-0914
1.839807.107

Fidelity®

Series Blue Chip Growth

Fund

Fidelity Series Blue Chip Growth
Fund

Class F

Annual Report

July 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity® Series Blue Chip Growth Fund or 1-800-835-5092 for Class F of the fund to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take each class' cumulative total return and show you what would have happened if Fidelity® Series Blue Chip Growth Fund and Class F shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity ® Series Blue Chip Growth Fund, a class of the fund, on November 7, 2013, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the period from November 7, 2013, through July 31, 2014, supported by healthy corporate profits and continued low interest rates. The S&P 500® Index rose 12.13%, reaching an all-time high near period end. The technology-heavy Nasdaq Composite Index® rose 14.24%, driven by advancing shares of Apple, Facebook, Google and other large-cap companies. Among S&P 500® sectors, information technology (+18%) led the way amid strong demand for hardware, software and semiconductors. Health care (+17%) also performed well, with hefty contributions from pharmaceuticals, biotechnology & life sciences companies. Materials (+13%) rose amid higher prices for many commodity products. Energy (+13%) advanced due to strong global demand for crude oil, healthy U.S. output and the threat of supply disruptions in Iraq. Conversely, consumer staples (+2%) proved the worst performer, as many investors preferred to invest in stock sectors with more exposure to the growing economy. Volatility remained tame overall, with markets supported by declining unemployment, near-record profit margins for companies, muted cost inflation and low corporate debt levels. Geopolitical tensions remained a concern at period end, however, with conflict in Ukraine and strained relations between Russia and the West posing a potential threat to global growth.

Comments from Sonu Kalra, Portfolio Manager of Fidelity® Series Blue Chip Growth Fund: For the abbreviated period, the fund's Series Blue Chip Growth and Class F shares advanced 11.90% and 12.03%, respectively, outpacing the 11.70% gain of the Russell 1000® Growth Index. The largest contributor to relative performance was the fund's overweighted position in specialty coffee company Keurig Green Mountain (formerly Green Mountain Coffee Roasters). Shares soared during the abbreviated period, including a more than 20% rise in early February after the company announced an agreement with Coca-Cola to allow consumers to produce cold carbonated beverages at home. The new division, "Keurig Cold," will include single-serve packs compatible with the company's upcoming cold-brewing machines. The stock jumped again in May when the firm announced quarterly earnings that beat analysts' estimates. I continued to maintain the overweighting, as I believed the cold beverage and international growth prospects for the company were undervalued by the market. Conversely, electronics retailer Best Buy was the fund's largest individual detractor. I had thought that the CEO's new strategy would help turn the business around, but the stock hit a pitfall in January when the firm announced disappointing sales and declining revenue for the holiday season. I sold our position in Best Buy by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 to July 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period* February 1, 2014 to July 31, 2014
Series Blue Chip Growth	.74%
Actual		$ 1,000.00	$ 1,066.80	$ 3.79
HypotheticalA		$ 1,000.00	$ 1,021.12	$ 3.71
Class F	.57%
Actual		$ 1,000.00	$ 1,067.70	$ 2.92
HypotheticalA		$ 1,000.00	$ 1,021.97	$ 2.86

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	6.6	3.7
Google, Inc. Class A	2.9	6.0
Gilead Sciences, Inc.	2.7	3.2
Google, Inc. Class C	2.6	0.0
Facebook, Inc. Class A	2.4	2.8
Amazon.com, Inc.	2.2	2.3
Home Depot, Inc.	1.6	1.5
The Walt Disney Co.	1.6	0.3
Keurig Green Mountain, Inc.	1.5	1.3
Biogen Idec, Inc.	1.5	1.5
	25.6
Top Five Market Sectors as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	33.3	31.1
Consumer Discretionary	20.8	21.2
Health Care	15.4	16.4
Industrials	9.2	10.5
Consumer Staples	9.0	10.5
Asset Allocation (% of fund's net assets)
As of July 31, 2014*		As of January 31, 2014**
	Stocks 98.9%		Stocks 100.0%
	Convertible Securities 0.5%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets (Liabilities) 0.6%		Short-Term Investments and Net Other Assets (Liabilities) 0.0%
* Foreign investments	10.1%	** Foreign investments	9.5%

Annual Report

Investments July 31, 2014

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
CONSUMER DISCRETIONARY - 20.8%
Auto Components - 0.4%
Johnson Controls, Inc.	264,900	$ 12,513,876
Magna International, Inc. Class A (sub. vtg.)	153,775	16,513,518
		29,027,394
Automobiles - 0.3%
Tesla Motors, Inc. (a)	103,737	23,164,472
Diversified Consumer Services - 0.3%
H&R Block, Inc.	626,300	20,123,019
ServiceMaster Global Holdings, Inc.	236,500	4,155,305
		24,278,324
Hotels, Restaurants & Leisure - 5.2%
500.com Ltd. sponsored ADR Class A (d)	166,700	6,149,563
Buffalo Wild Wings, Inc. (a)	37,114	5,393,406
China Lodging Group Ltd. ADR (a)	107,900	2,692,105
Chipotle Mexican Grill, Inc. (a)	106,900	71,890,250
Domino's Pizza, Inc.	55,600	4,003,200
Dunkin' Brands Group, Inc.	207,100	8,876,306
Fiesta Restaurant Group, Inc. (a)	122,000	5,536,360
Hilton Worldwide Holdings, Inc.	236,800	5,732,928
Home Inns & Hotels Management, Inc. sponsored ADR (a)	149,578	5,336,943
Hyatt Hotels Corp. Class A (a)	288,500	16,972,455
Las Vegas Sands Corp.	1,020,600	75,371,310
Melco Crown Entertainment Ltd. sponsored ADR	263,500	8,748,200
MGM Mirage, Inc. (a)	580,200	15,572,568
Multimedia Games Holding Co., Inc. (a)	127,052	3,064,494
Panera Bread Co. Class A (a)	162,844	23,986,921
Starbucks Corp.	1,199,310	93,162,401
Whitbread PLC	156,724	11,385,615
Wynn Resorts Ltd.	51,100	10,894,520
Yum! Brands, Inc.	492,251	34,162,219
Zoe's Kitchen, Inc. (d)	82,100	2,381,721
		411,313,485
Household Durables - 0.4%
D.R. Horton, Inc.	530,300	10,977,210
Whirlpool Corp.	127,100	18,129,544
		29,106,754
Internet & Catalog Retail - 4.2%
Amazon.com, Inc. (a)	568,080	177,803,359
Ctrip.com International Ltd. sponsored ADR (a)	189,743	12,149,244
Expedia, Inc.	138,854	11,027,785
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Internet & Catalog Retail - continued
Groupon, Inc. Class A (a)(d)	748,200	$ 4,840,854
HomeAway, Inc. (a)	180,200	6,256,544
MakeMyTrip Ltd. (a)	159,400	4,825,038
Netflix, Inc. (a)	32,278	13,644,556
priceline.com, Inc. (a)	73,400	91,195,830
RetailMeNot, Inc. (d)	106,707	2,610,053
Vipshop Holdings Ltd. ADR (a)(d)	51,625	10,611,003
		334,964,266
Media - 3.4%
Comcast Corp. Class A	2,165,500	116,352,315
DISH Network Corp. Class A (a)	113,800	7,039,668
Lions Gate Entertainment Corp.	135,400	4,170,320
Naspers Ltd. Class N	27,200	3,375,408
The Walt Disney Co.	1,450,217	124,544,636
Time Warner Cable, Inc.	56,960	8,264,896
Time Warner, Inc.	108,200	8,982,764
		272,730,007
Multiline Retail - 1.1%
Dollar General Corp. (a)	79,700	4,401,831
Macy's, Inc.	657,800	38,014,262
Target Corp.	758,341	45,189,540
		87,605,633
Specialty Retail - 3.8%
Abercrombie & Fitch Co. Class A	211,063	8,303,218
AutoZone, Inc. (a)	6,174	3,192,143
Home Depot, Inc.	1,544,500	124,872,825
L Brands, Inc.	362,714	21,026,531
Lumber Liquidators Holdings, Inc. (a)	94,100	5,102,102
Murphy U.S.A., Inc. (a)	381,100	18,833,962
Restoration Hardware Holdings, Inc. (a)	483,077	39,510,868
Ross Stores, Inc.	478,638	30,824,287
TJX Companies, Inc.	865,300	46,111,837
		297,777,773
Textiles, Apparel & Luxury Goods - 1.7%
G-III Apparel Group Ltd. (a)	31,400	2,438,838
Kate Spade & Co. (a)	705,156	26,676,051
lululemon athletica, Inc. (a)	201,030	7,733,624
Michael Kors Holdings Ltd. (a)	315,000	25,666,200
NIKE, Inc. Class B	278,400	21,472,992
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Pandora A/S	117,200	$ 8,048,791
PVH Corp.	218,328	24,055,379
Ralph Lauren Corp.	96,400	15,024,904
Under Armour, Inc. Class A (sub. vtg.) (a)	13,400	894,450
		132,011,229
TOTAL CONSUMER DISCRETIONARY		1,641,979,337
CONSUMER STAPLES - 9.0%
Beverages - 2.7%
Anheuser-Busch InBev SA NV ADR	219,900	23,744,802
Monster Beverage Corp. (a)	496,081	31,729,341
PepsiCo, Inc.	884,986	77,967,267
The Coca-Cola Co.	1,978,281	77,726,660
		211,168,070
Food & Staples Retailing - 2.4%
Costco Wholesale Corp.	423,900	49,825,206
CVS Caremark Corp.	912,500	69,678,500
Kroger Co.	939,759	46,029,396
Sprouts Farmers Market LLC (d)	463,423	14,139,036
Whole Foods Market, Inc.	357,360	13,658,299
		193,330,437
Food Products - 2.4%
Associated British Foods PLC	200,200	9,389,575
Bunge Ltd.	183,600	14,475,024
Dean Foods Co.	137,800	2,111,096
Keurig Green Mountain, Inc.	1,003,400	119,685,552
Mead Johnson Nutrition Co. Class A	425,300	38,889,432
WhiteWave Foods Co. (a)	228,129	6,795,963
		191,346,642
Household Products - 0.6%
Procter & Gamble Co.	540,200	41,768,264
Svenska Cellulosa AB (SCA) (B Shares)	274,100	6,774,818
		48,543,082
Personal Products - 0.3%
Coty, Inc. Class A	249,800	4,274,078
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Personal Products - continued
Herbalife Ltd.	283,138	$ 14,836,431
Natura Cosmeticos SA	43,100	671,173
		19,781,682
Tobacco - 0.6%
Lorillard, Inc.	741,252	44,830,921
TOTAL CONSUMER STAPLES		709,000,834
ENERGY - 5.1%
Energy Equipment & Services - 1.0%
Halliburton Co.	967,422	66,742,444
National Oilwell Varco, Inc.	67,500	5,470,200
Schlumberger Ltd.	49,600	5,376,144
Seventy Seven Energy, Inc. (a)	8,495	190,543
Transocean Partners LLC (a)	54,200	1,317,060
		79,096,391
Oil, Gas & Consumable Fuels - 4.1%
Anadarko Petroleum Corp.	428,678	45,804,244
BG Group PLC	152,900	3,015,075
Cabot Oil & Gas Corp.	121,627	4,007,610
Canadian Natural Resources Ltd.	146,900	6,403,592
Carrizo Oil & Gas, Inc. (a)	112,400	6,902,484
Cheniere Energy, Inc. (a)	142,200	10,062,072
Chevron Corp.	12,200	1,576,728
Cimarex Energy Co.	186,930	25,987,009
Continental Resources, Inc. (a)	216,532	31,782,567
EOG Resources, Inc.	399,326	43,702,237
Golar LNG Ltd.	68,700	4,232,607
Hess Corp.	144,038	14,256,881
Marathon Petroleum Corp.	90,800	7,579,984
Memorial Resource Development Corp.	132,700	3,049,446
Navigator Holdings Ltd. (a)	54,800	1,526,180
Newfield Exploration Co. (a)	474,900	19,138,470
Phillips 66 Co.	138,134	11,204,049
Pioneer Natural Resources Co.	216,400	47,923,944
PrairieSky Royalty Ltd. (d)	92,200	3,331,664
Rice Energy, Inc.	261,000	6,864,300
Scorpio Tankers, Inc.	327,700	3,077,103
Targa Resources Corp.	46,800	5,967,000
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Teekay Corp.	26,200	$ 1,458,292
Valero Energy Corp.	203,356	10,330,485
		319,184,023
TOTAL ENERGY		398,280,414
FINANCIALS - 4.4%
Banks - 2.3%
Bank of America Corp.	3,091,600	47,146,900
Citigroup, Inc.	1,064,589	52,069,048
HDFC Bank Ltd. sponsored ADR	196,600	9,318,840
ICICI Bank Ltd. sponsored ADR	228,900	11,449,578
JPMorgan Chase & Co.	1,127,372	65,015,543
		184,999,909
Capital Markets - 1.1%
Ameriprise Financial, Inc.	91,862	10,986,695
BlackRock, Inc. Class A	84,700	25,810,631
Carlyle Group LP	133,800	4,466,244
Invesco Ltd.	309,992	11,664,999
Morgan Stanley	707,200	22,870,848
Och-Ziff Capital Management Group LLC Class A	454,600	6,187,106
State Street Corp.	34,200	2,409,048
The Blackstone Group LP	204,400	6,679,792
		91,075,363
Consumer Finance - 0.7%
American Express Co.	563,045	49,547,960
Capital One Financial Corp.	66,900	5,321,226
		54,869,186
Insurance - 0.1%
MetLife, Inc.	132,400	6,964,240
Real Estate Management & Development - 0.2%
Howard Hughes Corp. (a)	27,100	3,940,882
Realogy Holdings Corp. (a)	223,795	8,226,704
		12,167,586
TOTAL FINANCIALS		350,076,284
Common Stocks - continued
	Shares	Value
HEALTH CARE - 15.4%
Biotechnology - 8.4%
Acceleron Pharma, Inc.	20,600	$ 610,172
Agios Pharmaceuticals, Inc.	82,500	3,324,750
Alexion Pharmaceuticals, Inc. (a)	297,804	47,347,858
Alkermes PLC (a)	361,500	15,457,740
Alnylam Pharmaceuticals, Inc. (a)	307,200	16,604,160
Amgen, Inc.	702,098	89,440,264
Avalanche Biotechnologies, Inc. (a)	10,600	296,694
BioCryst Pharmaceuticals, Inc. (a)	401,073	5,021,434
Biogen Idec, Inc. (a)	348,000	116,367,720
BioMarin Pharmaceutical, Inc. (a)	137,700	8,512,614
Bluebird Bio, Inc. (a)	62,600	2,090,840
Celgene Corp. (a)	33,600	2,928,240
Dicerna Pharmaceuticals, Inc.	78,600	1,180,572
Exelixis, Inc. (a)	1,288,200	5,204,328
Gilead Sciences, Inc. (a)	2,303,335	210,870,319
Grifols SA	62,800	2,844,003
Intercept Pharmaceuticals, Inc. (a)	41,058	9,540,237
InterMune, Inc. (a)	182,955	8,026,236
Intrexon Corp. (d)	119,300	2,635,337
Ironwood Pharmaceuticals, Inc. Class A (a)	442,916	6,555,157
Isis Pharmaceuticals, Inc. (a)	31,100	963,789
Keryx Biopharmaceuticals, Inc. (a)(d)	260,060	3,913,903
KYTHERA Biopharmaceuticals, Inc. (a)	129,033	4,332,928
Merrimack Pharmaceuticals, Inc. (a)	813,200	4,806,012
Neurocrine Biosciences, Inc. (a)	215,800	2,930,564
NPS Pharmaceuticals, Inc. (a)	42,900	1,198,626
Pharmacyclics, Inc. (a)	81,700	9,839,948
Puma Biotechnology, Inc. (a)	24,600	5,454,312
Regeneron Pharmaceuticals, Inc. (a)	154,980	49,007,776
Seattle Genetics, Inc. (a)	81,000	2,851,200
Synageva BioPharma Corp. (a)	62,900	4,302,989
Ultragenyx Pharmaceutical, Inc.	12,600	550,620
uniQure B.V.	146,459	1,496,811
Vertex Pharmaceuticals, Inc. (a)	213,400	18,973,394
		665,481,547
Health Care Equipment & Supplies - 0.9%
Accuray, Inc. (a)	476,900	3,753,203
Boston Scientific Corp. (a)	1,218,300	15,569,874
Insulet Corp. (a)	42,300	1,494,882
Intuitive Surgical, Inc. (a)	43,700	19,994,935
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Novadaq Technologies, Inc. (a)	292,099	$ 4,480,799
The Cooper Companies, Inc.	158,475	25,495,458
Zeltiq Aesthetics, Inc. (a)	96,900	1,961,256
		72,750,407
Health Care Providers & Services - 0.5%
Cardinal Health, Inc.	150,800	10,804,820
Express Scripts Holding Co. (a)	22,900	1,594,985
HCA Holdings, Inc. (a)	370,950	24,226,745
Healthequity, Inc. (a)	20,000	352,000
iKang Healthcare Group, Inc. sponsored ADR (d)	130,352	2,445,404
		39,423,954
Health Care Technology - 0.4%
Allscripts Healthcare Solutions, Inc. (a)	149,000	2,372,080
athenahealth, Inc. (a)(d)	36,700	4,565,480
Castlight Health, Inc. Class B (a)(d)	65,000	871,650
Cerner Corp. (a)	359,600	19,849,920
		27,659,130
Life Sciences Tools & Services - 0.9%
Agilent Technologies, Inc.	180,823	10,142,362
Genfit (a)	42,500	1,598,591
Illumina, Inc. (a)	334,338	53,463,990
Lonza Group AG	19,589	2,177,154
Thermo Fisher Scientific, Inc.	26,400	3,207,600
		70,589,697
Pharmaceuticals - 4.3%
AbbVie, Inc.	1,177,265	61,618,050
Achaogen, Inc. (a)	161,500	1,745,815
Actavis PLC (a)	406,372	87,069,265
Allergan, Inc.	135,627	22,495,094
GW Pharmaceuticals PLC ADR (a)(d)	127,169	10,758,497
Jazz Pharmaceuticals PLC (a)	23,400	3,269,682
Johnson & Johnson	90,700	9,078,163
Merck & Co., Inc.	287,758	16,327,389
Pacira Pharmaceuticals, Inc. (a)	57,186	5,261,112
Perrigo Co. PLC	72,600	10,922,670
Salix Pharmaceuticals Ltd. (a)	113,452	14,965,453
Shire PLC sponsored ADR	82,200	20,262,300
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Teva Pharmaceutical Industries Ltd. sponsored ADR	489,000	$ 26,161,500
Valeant Pharmaceuticals International (Canada) (a)	405,300	47,516,393
		337,451,383
TOTAL HEALTH CARE		1,213,356,118
INDUSTRIALS - 9.2%
Aerospace & Defense - 1.8%
Honeywell International, Inc.	433,600	39,817,488
Precision Castparts Corp.	125,350	28,680,080
The Boeing Co.	463,300	55,818,384
United Technologies Corp.	143,200	15,057,480
		139,373,432
Air Freight & Logistics - 0.7%
C.H. Robinson Worldwide, Inc.	38,800	2,617,448
FedEx Corp.	123,612	18,156,131
Hub Group, Inc. Class A (a)	79,700	3,680,546
United Parcel Service, Inc. Class B	260,600	25,301,654
XPO Logistics, Inc. (a)(d)	251,600	7,771,924
		57,527,703
Airlines - 1.9%
American Airlines Group, Inc.	1,970,734	76,563,016
Delta Air Lines, Inc.	861,600	32,275,536
Southwest Airlines Co.	214,900	6,077,372
Spirit Airlines, Inc. (a)	430,700	28,176,394
United Continental Holdings, Inc. (a)	80,200	3,720,478
		146,812,796
Building Products - 0.1%
A.O. Smith Corp.	131,951	6,162,112
Electrical Equipment - 0.7%
Acuity Brands, Inc.	70,300	7,541,081
Eaton Corp. PLC	333,800	22,671,696
Generac Holdings, Inc. (a)	93,677	4,065,582
SolarCity Corp. (a)(d)	196,526	14,057,505
TCP International Holdings Ltd.	227,100	1,962,144
Vestas Wind Systems A/S (a)	110,800	5,012,485
		55,310,493
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Industrial Conglomerates - 0.8%
Danaher Corp.	890,700	$ 65,804,916
Machinery - 1.4%
Caterpillar, Inc.	240,263	24,206,497
Cummins, Inc.	343,600	47,894,404
Ingersoll-Rand PLC	293,800	17,272,502
ITT Corp.	196,100	9,014,717
Manitowoc Co., Inc.	307,900	8,177,824
Navistar International Corp. (a)(d)	175,200	6,161,784
		112,727,728
Professional Services - 0.2%
Huron Consulting Group, Inc. (a)	93,299	5,638,992
Towers Watson & Co.	113,861	11,616,099
		17,255,091
Road & Rail - 1.4%
Avis Budget Group, Inc. (a)	126,182	7,090,167
Canadian Pacific Railway Ltd.	92,000	17,493,796
Hertz Global Holdings, Inc. (a)	568,700	16,048,714
J.B. Hunt Transport Services, Inc.	244,500	18,890,070
Landstar System, Inc.	36,400	2,407,132
Union Pacific Corp.	523,000	51,416,130
		113,346,009
Trading Companies & Distributors - 0.2%
United Rentals, Inc. (a)	123,800	13,110,420
TOTAL INDUSTRIALS		727,430,700
INFORMATION TECHNOLOGY - 32.8%
Communications Equipment - 2.0%
Arista Networks, Inc. (d)	54,000	3,570,480
Cisco Systems, Inc.	92,600	2,336,298
F5 Networks, Inc. (a)	128,740	14,494,837
Palo Alto Networks, Inc. (a)	166,297	13,446,775
QUALCOMM, Inc.	1,504,581	110,887,620
Riverbed Technology, Inc. (a)	699,800	12,526,420
		157,262,430
Electronic Equipment & Components - 0.3%
InvenSense, Inc. (a)(d)	615,900	14,171,859
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Samsung SDI Co. Ltd.	4,812	$ 740,847
TE Connectivity Ltd.	161,916	10,020,981
		24,933,687
Internet Software & Services - 10.9%
Akamai Technologies, Inc. (a)	270,236	15,949,329
Baidu.com, Inc. sponsored ADR (a)	149,700	32,342,685
Cornerstone OnDemand, Inc. (a)	127,100	5,317,864
Facebook, Inc. Class A (a)	2,590,955	188,232,881
Gogo, Inc. (a)(d)	393,400	6,377,014
Google, Inc.:
Class A (a)	388,913	225,394,529
Class C (a)	365,413	208,870,071
IAC/InterActiveCorp	284,700	19,131,840
LinkedIn Corp. (a)	27,900	5,039,856
NAVER Corp.	26,732	19,085,113
Rackspace Hosting, Inc. (a)	852,695	25,828,132
Tencent Holdings Ltd.	1,744,900	28,336,757
Twitter, Inc.	580,000	26,210,200
Wix.com Ltd. (a)	72,700	1,232,265
Xoom Corp. (a)	201,115	4,356,151
Xunlei Ltd. sponsored ADR (d)	42,700	512,827
Yahoo!, Inc. (a)	1,237,785	44,325,081
Zoopla Property Group PLC	639,700	2,721,614
		859,264,209
IT Services - 4.0%
Cognizant Technology Solutions Corp. Class A (a)	1,845,648	90,529,034
MasterCard, Inc. Class A	1,322,800	98,085,620
VeriFone Systems, Inc. (a)	475,900	15,947,409
Visa, Inc. Class A	536,837	113,277,975
		317,840,038
Semiconductors & Semiconductor Equipment - 4.1%
Broadcom Corp. Class A	327,000	12,511,020
Canadian Solar, Inc. (a)(d)	233,000	5,815,680
Cavium, Inc. (a)	420,655	19,623,556
Cree, Inc. (a)	343,723	16,234,037
Cypress Semiconductor Corp.	1,385,435	14,006,748
eMemory Technology, Inc.	75,000	679,697
First Solar, Inc. (a)	540,820	34,131,150
Freescale Semiconductor, Inc. (a)	797,019	15,956,320
GCL-Poly Energy Holdings Ltd. (a)	6,332,000	2,044,185
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
GT Advanced Technologies, Inc. (a)(d)	155,600	$ 2,153,504
Integrated Device Technology, Inc. (a)	378,000	5,428,080
MediaTek, Inc.	235,000	3,628,123
Mellanox Technologies Ltd. (a)	66,500	2,769,725
Micron Technology, Inc. (a)	1,485,000	45,366,750
Monolithic Power Systems, Inc.	80,256	3,309,757
NVIDIA Corp.	556,020	9,730,350
NXP Semiconductors NV (a)	1,781,569	111,080,827
RF Micro Devices, Inc. (a)	506,600	5,653,656
Silicon Laboratories, Inc. (a)	44,922	1,829,673
SunEdison, Inc. (a)	405,805	8,116,100
SunPower Corp. (a)(d)	69,800	2,563,754
		322,632,692
Software - 4.3%
Activision Blizzard, Inc.	2,259,800	50,574,324
Adobe Systems, Inc. (a)	436,120	30,140,253
CommVault Systems, Inc. (a)	10,669	512,325
Concur Technologies, Inc. (a)	37,900	3,523,184
Electronic Arts, Inc. (a)	278,500	9,357,600
Fortinet, Inc. (a)	276,006	6,775,947
Imperva, Inc. (a)	62,001	1,374,562
Intuit, Inc.	59,800	4,901,806
Microsoft Corp.	2,534,588	109,392,818
Red Hat, Inc. (a)	100,900	5,864,308
salesforce.com, Inc. (a)	1,992,804	108,109,617
Zynga, Inc. (a)	1,090,459	3,184,140
		333,710,884
Technology Hardware, Storage & Peripherals - 7.2%
Apple, Inc.	5,400,434	516,119,479
BlackBerry Ltd. (a)(d)	2,401,900	22,409,737
Cray, Inc. (a)	28,900	766,428
Hewlett-Packard Co.	507,100	18,057,831
NCR Corp. (a)	344,974	10,676,945
Nimble Storage, Inc.	57,200	1,480,336
		569,510,756
TOTAL INFORMATION TECHNOLOGY		2,585,154,696
Common Stocks - continued
	Shares	Value
MATERIALS - 2.0%
Chemicals - 1.9%
Cabot Corp.	144,230	$ 7,556,210
Celanese Corp. Class A	122,315	7,119,956
Eastman Chemical Co.	355,400	27,998,412
Huntsman Corp.	299,600	7,804,580
Intrepid Potash, Inc. (a)	263,100	3,896,511
LyondellBasell Industries NV Class A	79,667	8,464,619
Monsanto Co.	554,900	62,753,641
Orion Engineered Carbons SA (a)	92,900	1,579,300
Potash Corp. of Saskatchewan, Inc.	190,700	6,770,300
The Mosaic Co.	156,743	7,227,420
Westlake Chemical Corp.	73,800	6,449,382
		147,620,331
Construction Materials - 0.1%
CaesarStone Sdot-Yam Ltd.	122,400	5,307,264
Metals & Mining - 0.0%
Freeport-McMoRan Copper & Gold, Inc.	107,800	4,012,316
TOTAL MATERIALS		156,939,911
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.0%
Jazztel PLC (a)	292,300	3,941,441
Wireless Telecommunication Services - 0.1%
RingCentral, Inc.	66,800	997,324
T-Mobile U.S., Inc. (a)	147,238	4,850,020
		5,847,344
TOTAL TELECOMMUNICATION SERVICES		9,788,785
UTILITIES - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
Abengoa Yield PLC	39,900	1,443,582
NextEra Energy Partners LP	110,400	3,758,016
		5,201,598
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Independent Power Producers & Energy Traders - 0.0%
Dynegy, Inc. (a)	187,280	$ 4,972,284
TOTAL UTILITIES		10,173,882
TOTAL COMMON STOCKS (Cost $6,990,685,509)		7,802,180,961
Convertible Preferred Stocks - 0.5%

INFORMATION TECHNOLOGY - 0.5%
Internet Software & Services - 0.5%
Uber Technologies, Inc. 8.00% (e) (Cost $40,000,027)	644,619	40,000,027
Money Market Funds - 1.8%

Fidelity Cash Central Fund, 0.11% (b)	53,289,767	53,289,767
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	88,398,169	88,398,169
TOTAL MONEY MARKET FUNDS (Cost $141,687,936)		141,687,936
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $7,172,373,472)		7,983,868,924
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(91,799,065)
NET ASSETS - 100%		$ 7,892,069,859
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $40,000,027 or 0.5% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Uber Technologies, Inc. 8.00%	6/6/14	$ 40,000,027
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 16,961
Fidelity Securities Lending Cash Central Fund	418,809
Total	$ 435,770
Other Information

The following is a summary of the inputs used, as of July 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,641,979,337	$ 1,641,979,337	$ -	$ -
Consumer Staples	709,000,834	709,000,834	-	-
Energy	398,280,414	395,265,339	3,015,075	-
Financials	350,076,284	350,076,284	-	-
Health Care	1,213,356,118	1,213,356,118	-	-
Industrials	727,430,700	727,430,700	-	-
Information Technology	2,625,154,723	2,530,639,974	54,514,722	40,000,027
Materials	156,939,911	156,939,911	-	-
Telecommunication Services	9,788,785	9,788,785	-	-
Utilities	10,173,882	10,173,882	-	-
Money Market Funds	141,687,936	141,687,936	-	-
Total Investments in Securities:	$ 7,983,868,924	$ 7,886,339,100	$ 57,529,797	$ 40,000,027
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	89.9%
Ireland	2.0%
Canada	1.8%
Cayman Islands	1.5%
Netherlands	1.5%
Others (Individually Less Than 1%)	3.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2014

Assets
Investment in securities, at value (including securities loaned of $83,375,474) - See accompanying schedule: Unaffiliated issuers (cost $7,030,685,536)	$ 7,842,180,988
Fidelity Central Funds (cost $141,687,936)	141,687,936
Total Investments (cost $7,172,373,472)		$ 7,983,868,924
Cash		490,230
Foreign currency held at value (cost $56,683)		56,683
Receivable for investments sold		54,316,823
Receivable for fund shares sold		721,647
Dividends receivable		2,670,239
Distributions receivable from Fidelity Central Funds		95,954
Other receivables		43,400
Total assets		8,042,263,900

Liabilities
Payable for investments purchased	$ 50,628,313
Payable for fund shares redeemed	6,818,368
Accrued management fee	3,687,748
Other affiliated payables	568,228
Other payables and accrued expenses	93,215
Collateral on securities loaned, at value	88,398,169
Total liabilities		150,194,041

Net Assets		$ 7,892,069,859
Net Assets consist of:
Paid in capital		$ 7,030,919,966
Undistributed net investment income		11,955,287
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		37,699,004
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		811,495,602
Net Assets		$ 7,892,069,859

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2014

Series Blue Chip Growth: Net Asset Value, offering price and redemption price per share ($3,288,708,456 ÷ 294,152,801 shares)	$ 11.18

Class F: Net Asset Value, offering price and redemption price per share ($4,603,361,403 ÷ 411,352,240 shares)	$ 11.19

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

For the period November 7, 2013 (commencement of operations) to July 31, 2014

Investment Income
Dividends		$ 55,862,999
Interest		8
Income from Fidelity Central Funds		435,770
Total income		56,298,777

Expenses
Management fee	$ 31,005,444
Transfer agent fees	4,087,378
Accounting and security lending fees	879,979
Custodian fees and expenses	155,182
Independent trustees' compensation	20,062
Audit	64,727
Legal	6,592
Interest	4,420
Miscellaneous	12,487
Total expenses before reductions	36,236,271
Expense reductions	(90,730)	36,145,541
Net investment income (loss)		20,153,236
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	37,435,924
Foreign currency transactions	(85,367)
Total net realized gain (loss)		37,350,557
Change in net unrealized appreciation (depreciation) on: Investment securities	811,495,452
Assets and liabilities in foreign currencies	150
Total change in net unrealized appreciation (depreciation)		811,495,602
Net gain (loss)		848,846,159
Net increase (decrease) in net assets resulting from operations		$ 868,999,395

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

For the period November 7, 2013 (commencement of operations) to July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 20,153,236
Net realized gain (loss)	37,350,557
Change in net unrealized appreciation (depreciation)	811,495,602
Net increase (decrease) in net assets resulting from operations	868,999,395
Distributions to shareholders from net investment income	(7,849,502)
Share transactions - net increase (decrease)	7,030,919,966
Total increase (decrease) in net assets	7,892,069,859

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $11,955,287)	$ 7,892,069,859

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series Blue Chip Growth

Year ended July 31,	2014 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.02
Net realized and unrealized gain (loss)	1.17
Total from investment operations	1.19
Distributions from net investment income	(.01)
Net asset value, end of period	$ 11.18
Total ReturnB, C	11.90%
Ratios to Average Net Assets E, H
Expenses before reductions	.74% A
Expenses net of fee waivers, if any	.74% A
Expenses net of all reductions	.74% A
Net investment income (loss)	.26% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,288,708
Portfolio turnover rateF	67% A, I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 7, 2013 (commencement of operations) to July 31, 2014.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Year ended July 31,	2014 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.03
Net realized and unrealized gain (loss)	1.17
Total from investment operations	1.20
Distributions from net investment income	(.01)
Net asset value, end of period	$ 11.19
Total ReturnB, C	12.03%
Ratios to Average Net Assets E, H
Expenses before reductions	.57%A
Expenses net of fee waivers, if any	.57% A
Expenses net of all reductions	.57% A
Net investment income (loss)	.43% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,603,361
Portfolio turnover rateF	67% A, I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 7, 2013 (commencement of operations) to July 31, 2014.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2014

1. Organization.

Fidelity Series Blue Chip Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series Blue Chip Growth and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 973,017,201
Gross unrealized depreciation	(170,748,097)
Net unrealized appreciation (depreciation) on securities	$ 802,269,104

Tax Cost	$ 7,181,599,820

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 58,880,640
Net unrealized appreciation (depreciation) on securities and other investments	$ 802,269,254

The tax character of distributions paid was as follows:

July 31, 2014
Ordinary Income	$ 7,849,502

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities and in-kind transactions, aggregated $3,426,556,138 and $3,735,064,529, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Series Blue Chip Growth as compared to its benchmark index, the Russell 1000 Growth Index, over the same 36 month performance period. The Fund's performance adjustment will not take effect until November 1, 2014. Subsequent months will be added until the performance period includes 36 months. For the reporting period, the total annualized management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Series Blue Chip Growth. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets*
Series Blue Chip Growth	$ 4,087,378.17

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $8,909 for the period.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 21,696,261.32%		$ 4,420

Exchanges In-Kind. During the period, certain investment companies managed by the investment adviser or its affiliates (Investing Funds) completed exchanges in-kind with the Fund. The Investing Funds delivered investments valued at $7,325,217,400 in exchange for 732,521,740 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $188,955.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,886 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $418,809. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $90,730 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Year ended July 31,	2014 A
From net investment income
Series Blue Chip Growth	$ 2,859,214
Class F	4,990,288
Total	$ 7,849,502
A For the period November 7, 2013 (commencement of operations) to July 31, 2014.

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
Year ended July 31,	2014 A	2014 A
Series Blue Chip Growth
Shares sold	343,560,306 B	$ 3,450,544,092 B
Reinvestment of distributions	280,041	2,859,214
Shares redeemed	(49,687,546)	(532,601,253)
Net increase (decrease)	294,152,801	$ 2,920,802,053
Class F
Shares sold	468,726,617 B	$ 4,729,291,768 B
Reinvestment of distributions	488,765	4,990,288
Shares redeemed	(57,863,142)	(624,164,143)
Net increase (decrease)	411,352,240	$ 4,110,117,913

A For the period November 7, 2013 (commencement of operations) to July 31, 2014.

B Amount includes in-kind exchanges (see Note 5: Exchanges In-Kind).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Series Blue Chip Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series Blue Chip Growth Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2014, and the related statement of operations, the statement of changes in net assets and financial highlights for the period from November 7, 2013 (commencement of operations) to July 31, 2014. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Blue Chip Growth Fund as of July 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the period from November 7, 2013 (commencement of operations) to July 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 15, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 173 funds. Mr. Curvey oversees 397 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity Series Blue Chip Growth Fund, or 1-800-835-5092 for Class F.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), a Director of FMR Co., Inc. (2007-2014) and was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2013 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012- present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Blue Chip Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities; and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Series Blue Chip Growth	09/08/14	09/05/14	$0.011	$0.068
Class F	09/08/14	09/05/14	$0.021	$0.068

Series Blue Chip Growth and Class F designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Series Blue Chip Growth and Class F designate 100% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Blue Chip Growth Fund

In connection with a separate internal corporate reorganization involving Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's subadvisory agreement with FMR Japan to reflect that, after this reorganization, Fidelity Management & Research (Japan) Limited will carry on the business of FMR Japan.  The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the funds were expected in connection with the reorganization and that the same personnel and resources will be available to the funds with the new entity.  After considering all of the factors it believed relevant, the Board concluded that the amended sub-advisory agreement should be approved.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

XS1-ANN-0914
1.967985.100

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Small Cap Growth

Fund - Class A, Class T,
Class B and Class C

Annual Report

July 31, 2014

(Fidelity Cover Art)

Class A, Class T, Class B,
and Class C are classes
of Fidelity® Small Cap
Growth Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2014	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	2.34%	15.29%	9.36%
Class T (incl. 3.50% sales charge)	4.51%	15.53%	9.35%
Class B (incl. contingent deferred sales charge) B	3.21%	15.55%	9.43%
Class C (incl. contingent deferred sales charge) C	6.79%	15.78%	9.20%

A From November 3, 2004.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Small Cap Growth Fund - Class A on November 3, 2004, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12-month period ending July 31, 2014, supported by corporate profits and continued low interest rates. The S&P 500® Index rose 16.94%, reaching an all-time high near period end. The technology-heavy Nasdaq Composite Index® gained 22.00%. The Russell 2000® Index returned 8.56%, reflecting the relatively lackluster performance of small-cap stocks. Information technology (+28%) was the top-performing sector within the S&P 500®, driven by strong semiconductor and computer hardware sales. Materials (+23%) gained amid higher prices for many commodity products. Health care (+21%) rose, driven by gains in pharmaceuticals, biotechnology & life sciences companies. Energy stocks (+19%) advanced in the latter part of the period amid healthy U.S. output and the threat of supply disruptions in Iraq. Conversely, most defensive sectors, including consumer staples, utilities and telecommunication services, lagged the broader market. Volatility remained tame throughout most of the period, with markets supported by declining unemployment, near-record profit margins for companies, muted cost inflation and fairly low corporate debt levels. Geopolitical tension remained a concern at period end, with conflict in Ukraine and strained relations between Russia and the West posing a potential threat to global growth.

Comments from Patrick Venanzi Portfolio Manager of Fidelity Advisor® Small Cap Growth Fund: For the year, the fund's Class A, Class T, Class B and Class C shares rose 8.58%, 8.30%, 7.73% and 7.70%, respectively (excluding sales charges), versus 8.93% for the Russell 2000® Growth Index. Relative to the index, the fund's top individual contributor was bioprocessing firm Repligen, a position I established during the period. Repligen has a terrific competitive position in several consumable products used to manufacture biologics, a class of drugs that I see as well-poised to outgrow the overall pharmaceuticals industry for years to come. Elsewhere, shares of Spirit Airlines rose more than 90% the past year, and our large overweighting helped results. I still like the story behind Spirit, but I nevertheless reduced our position as the stock climbed. Apparel retailer G-III Apparel Group also added value, as the company's shares gained on management's excellent execution in new categories, as well as the extremely cold weather. Conversely, BioScrip, a provider of home infusion services whereby patients can receive intravenous drugs without a visit to the hospital, was our largest individual detractor. The stock stumbled as the firm encountered challenges integrating two recent acquisitions, and I sold our stake. The fund also suffered by underweighting or not owning two stocks in the benchmark that did particularly well, Puma Biotechnology and solar panel manufacturer SunEdison, respectively.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 to July 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period* February 1, 2014 to July 31, 2014
Class A	1.23%
Actual		$ 1,000.00	$ 961.50	$ 5.98
HypotheticalA		$ 1,000.00	$ 1,018.70	$ 6.16
Class T	1.51%
Actual		$ 1,000.00	$ 960.30	$ 7.34
HypotheticalA		$ 1,000.00	$ 1,017.31	$ 7.55
Class B	2.03%
Actual		$ 1,000.00	$ 958.00	$ 9.86
HypotheticalA		$ 1,000.00	$ 1,014.73	$ 10.14
Class C	2.02%
Actual		$ 1,000.00	$ 957.80	$ 9.81
HypotheticalA		$ 1,000.00	$ 1,014.78	$ 10.09
Small Cap Growth	.93%
Actual		$ 1,000.00	$ 962.90	$ 4.53
HypotheticalA		$ 1,000.00	$ 1,020.18	$ 4.66
Institutional Class	.94%
Actual		$ 1,000.00	$ 963.00	$ 4.58
HypotheticalA		$ 1,000.00	$ 1,020.13	$ 4.71

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Team Health Holdings, Inc.	2.0	0.0
KAR Auction Services, Inc.	1.5	1.2
Hub Group, Inc. Class A	1.5	0.0
G-III Apparel Group Ltd.	1.5	1.0
Teledyne Technologies, Inc.	1.4	0.8
Huron Consulting Group, Inc.	1.4	1.1
Graphic Packaging Holding Co.	1.4	0.9
Service Corp. International	1.3	1.0
PolyOne Corp.	1.3	0.0
Global Payments, Inc.	1.3	0.7
	14.6
Top Five Market Sectors as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	22.7	23.9
Health Care	21.8	20.2
Industrials	16.0	15.9
Consumer Discretionary	13.5	13.5
Financials	6.8	8.4
Asset Allocation (% of fund's net assets)
As of July 31, 2014*		As of January 31, 2014**
	Stocks 98.0%		Stocks and Equity Futures 97.4%
	Short-Term Investments and Net Other Assets (Liabilities) 2.0%		Short-Term Investments and Net Other Assets (Liabilities) 2.6%
* Foreign investments	5.8%	** Foreign investments	5.0%

Annual Report

Investments July 31, 2014

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
CONSUMER DISCRETIONARY - 13.5%
Auto Components - 2.9%
Standard Motor Products, Inc.	265,717	$ 9,579,098
Tenneco, Inc. (a)	220,300	14,033,110
Visteon Corp. (a)	145,000	13,847,500
		37,459,708
Diversified Consumer Services - 1.3%
Service Corp. International	820,300	17,226,300
Household Durables - 0.8%
Universal Electronics, Inc. (a)	230,114	10,960,330
Internet & Catalog Retail - 0.6%
HomeAway, Inc. (a)	240,000	8,332,800
Leisure Products - 1.7%
Brunswick Corp.	252,600	10,187,358
Malibu Boats, Inc. Class A (a)	590,000	11,357,500
		21,544,858
Media - 0.9%
Cablevision Systems Corp. - NY Group Class A	200,000	3,844,000
Live Nation Entertainment, Inc. (a)	350,000	8,123,500
		11,967,500
Multiline Retail - 1.6%
Burlington Stores, Inc.	170,000	5,564,100
Dillard's, Inc. Class A	100,000	11,922,000
Tuesday Morning Corp. (a)	163,789	2,695,967
		20,182,067
Textiles, Apparel & Luxury Goods - 3.7%
G-III Apparel Group Ltd. (a)	245,300	19,052,451
Iconix Brand Group, Inc. (a)	223,800	9,451,074
Steven Madden Ltd. (a)	283,000	9,013,550
Vera Bradley, Inc. (a)	500,000	9,915,000
		47,432,075
TOTAL CONSUMER DISCRETIONARY		175,105,638
CONSUMER STAPLES - 4.0%
Food Products - 1.5%
Darling International, Inc. (a)	600,000	11,232,000
Ingredion, Inc.	100,000	7,363,000
		18,595,000
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Household Products - 1.2%
Spectrum Brands Holdings, Inc.	190,000	$ 15,846,000
Personal Products - 1.3%
Inter Parfums, Inc.	276,185	7,216,714
MediFast, Inc. (a)	350,000	10,048,500
		17,265,214
TOTAL CONSUMER STAPLES		51,706,214
ENERGY - 4.8%
Energy Equipment & Services - 1.3%
Dril-Quip, Inc. (a)	59,900	6,036,123
Xtreme Drilling & Coil Services Corp. (a)	2,541,700	11,095,971
		17,132,094
Oil, Gas & Consumable Fuels - 3.5%
Golar LNG Ltd. (d)	140,000	8,625,400
MPLX LP	161,157	9,145,660
Phillips 66 Partners LP	171,525	10,969,024
StealthGas, Inc. (a)	600,000	6,420,000
Valero Energy Partners LP	210,000	9,760,800
		44,920,884
TOTAL ENERGY		62,052,978
FINANCIALS - 6.8%
Banks - 2.5%
Banner Bank	110,284	4,437,828
Investors Bancorp, Inc.	1,100,000	11,385,000
Lakeland Financial Corp.	203,700	7,412,643
Pacific Premier Bancorp, Inc. (a)	648,586	9,274,780
		32,510,251
Capital Markets - 1.7%
E*TRADE Financial Corp. (a)	310,200	6,520,404
FXCM, Inc. Class A (d)	311,264	4,239,416
Lazard Ltd. Class A	215,000	11,244,500
		22,004,320
Consumer Finance - 0.5%
Portfolio Recovery Associates, Inc. (a)	100,000	5,896,000
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - 1.2%
Amerisafe, Inc.	106,448	$ 3,895,997
Primerica, Inc.	264,219	12,175,212
		16,071,209
Thrifts & Mortgage Finance - 0.9%
Meridian Bancorp, Inc. (a)	1,101,780	11,965,331
TOTAL FINANCIALS		88,447,111
HEALTH CARE - 21.8%
Biotechnology - 9.0%
BioCryst Pharmaceuticals, Inc. (a)	500,000	6,260,000
Celldex Therapeutics, Inc. (a)(d)	293,400	3,840,606
Chimerix, Inc. (a)	210,100	4,773,472
Cubist Pharmaceuticals, Inc.	41,262	2,512,856
Dyax Corp. (a)	650,000	6,123,000
Exact Sciences Corp. (a)(d)	731,705	11,421,915
Genomic Health, Inc. (a)(d)	225,288	5,740,338
Hyperion Therapeutics, Inc. (a)	121,500	2,766,555
Insmed, Inc. (a)	223,400	3,817,906
Intercept Pharmaceuticals, Inc. (a)	30,600	7,110,216
Isis Pharmaceuticals, Inc. (a)	224,457	6,955,922
Lion Biotechnologies, Inc. (a)	300,000	2,145,000
Medivation, Inc. (a)	64,800	4,810,104
Mirati Therapeutics, Inc. (a)	170,820	3,103,799
Novavax, Inc. (a)	1,218,200	5,274,806
Puma Biotechnology, Inc. (a)	36,600	8,114,952
Receptos, Inc. (a)	81,069	3,357,067
Repligen Corp. (a)	490,000	10,275,300
Stemline Therapeutics, Inc. (a)	104,500	1,338,645
Sunesis Pharmaceuticals, Inc. (a)(d)	550,600	3,622,948
Synageva BioPharma Corp. (a)(d)	109,200	7,470,372
Threshold Pharmaceuticals, Inc. (a)(d)	604,453	2,544,747
XOMA Corp. (a)	800,400	3,105,552
		116,486,078
Health Care Equipment & Supplies - 4.0%
Accuray, Inc. (a)(d)	600,000	4,722,000
DexCom, Inc. (a)	100,000	3,768,000
Greatbatch, Inc. (a)	61,615	3,050,559
Ldr Holding Corp.	475,000	10,882,250
Novadaq Technologies, Inc. (a)	576,300	8,840,442
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
NxStage Medical, Inc. (a)	300,000	$ 4,005,000
Quidel Corp. (a)(d)	113,800	2,716,406
Steris Corp.	281,400	14,317,632
		52,302,289
Health Care Providers & Services - 4.9%
Accretive Health, Inc. (a)	1,137,226	9,575,443
LifePoint Hospitals, Inc. (a)	80,000	5,737,600
Omnicare, Inc.	190,000	11,875,000
Select Medical Holdings Corp.	400,000	6,216,000
Team Health Holdings, Inc. (a)	454,400	25,696,318
Wellcare Health Plans, Inc. (a)	65,937	4,113,150
		63,213,511
Health Care Technology - 1.3%
athenahealth, Inc. (a)(d)	45,000	5,598,000
MedAssets, Inc. (a)	530,000	11,257,200
		16,855,200
Life Sciences Tools & Services - 2.4%
Bruker BioSciences Corp. (a)	323,700	7,357,701
Fluidigm Corp. (a)	246,000	7,042,980
ICON PLC (a)	190,000	9,842,000
Techne Corp.	78,888	7,361,828
		31,604,509
Pharmaceuticals - 0.2%
Flamel Technologies SA sponsored ADR (a)	212,002	2,825,987
TOTAL HEALTH CARE		283,287,574
INDUSTRIALS - 16.0%
Aerospace & Defense - 2.4%
Esterline Technologies Corp. (a)	120,000	13,026,000
Teledyne Technologies, Inc. (a)	197,700	18,030,240
		31,056,240
Air Freight & Logistics - 1.6%
Hub Group, Inc. Class A (a)	425,000	19,626,500
Park-Ohio Holdings Corp.	21,154	1,255,701
		20,882,201
Airlines - 1.1%
Spirit Airlines, Inc. (a)	214,500	14,032,590
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 2.5%
KAR Auction Services, Inc.	691,900	$ 20,279,589
Msa Safety, Inc.	145,979	7,558,793
Multi-Color Corp.	131,853	5,191,053
		33,029,435
Electrical Equipment - 0.3%
AZZ, Inc.	100,000	4,364,000
Machinery - 5.5%
Allison Transmission Holdings, Inc.	530,000	15,518,400
Crane Co.	160,000	10,977,600
ITT Corp.	213,812	9,828,938
Luxfer Holdings PLC sponsored ADR	413,066	7,852,385
Manitowoc Co., Inc.	260,000	6,905,600
NN, Inc.	36,870	1,069,230
Superior Drilling Products, Inc. (e)	1,294,115	8,049,395
Valmont Industries, Inc.	50,000	7,281,500
Woodward, Inc.	70,216	3,507,991
		70,991,039
Professional Services - 2.3%
CBIZ, Inc. (a)	1,469,100	11,987,856
Huron Consulting Group, Inc. (a)	286,700	17,328,148
		29,316,004
Road & Rail - 0.3%
Marten Transport Ltd.	159,359	3,225,426
TOTAL INDUSTRIALS		206,896,935
INFORMATION TECHNOLOGY - 22.7%
Communications Equipment - 0.3%
Plantronics, Inc.	100,000	4,697,000
Electronic Equipment & Components - 2.3%
CDW Corp.	280,000	8,649,200
Ingram Micro, Inc. Class A (a)	480,000	13,776,000
Neonode, Inc. (a)(d)	848,022	2,306,620
RealD, Inc. (a)	442,300	4,675,111
		29,406,931
Internet Software & Services - 4.6%
comScore, Inc. (a)	290,641	10,518,298
Cvent, Inc. (d)	387,646	10,586,612
Demandware, Inc. (a)(d)	134,984	8,131,436
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
E2open, Inc. (a)(d)	657,094	$ 10,631,781
NIC, Inc.	358,940	6,055,318
Perficient, Inc. (a)	99,910	1,697,471
Stamps.com, Inc. (a)	383,796	12,139,467
		59,760,383
IT Services - 4.7%
Computer Sciences Corp.	180,000	11,230,200
EVERTEC, Inc.	389,400	8,706,984
Global Payments, Inc.	240,500	16,659,435
Maximus, Inc.	206,900	8,557,384
Sapient Corp. (a)	797,200	11,766,672
Sykes Enterprises, Inc. (a)	176,953	3,662,927
		60,583,602
Semiconductors & Semiconductor Equipment - 3.7%
Integrated Silicon Solution, Inc.	513,994	7,514,592
MKS Instruments, Inc.	170,000	5,402,600
Monolithic Power Systems, Inc.	269,900	11,130,676
PDF Solutions, Inc. (a)	631,672	12,102,836
Tessera Technologies, Inc.	450,000	11,434,500
		47,585,204
Software - 5.6%
Aspen Technology, Inc. (a)	373,100	16,207,464
Cadence Design Systems, Inc. (a)	700,000	11,781,000
Evolving Systems, Inc.	300,000	2,964,000
Interactive Intelligence Group, Inc. (a)	364,733	16,547,936
Rovi Corp. (a)	430,000	10,049,100
SS&C Technologies Holdings, Inc. (a)	243,600	10,550,316
Vasco Data Security International, Inc. (a)	189,366	2,569,697
Verint Systems, Inc. (a)	36,660	1,720,820
		72,390,333
Technology Hardware, Storage & Peripherals - 1.5%
Electronics for Imaging, Inc. (a)	375,100	16,530,657
Immersion Corp. (a)	253,470	3,459,866
		19,990,523
TOTAL INFORMATION TECHNOLOGY		294,413,976
Common Stocks - continued
	Shares	Value
MATERIALS - 6.0%
Chemicals - 2.7%
Cabot Corp.	147,146	$ 7,708,979
Cytec Industries, Inc.	100,000	10,085,000
PolyOne Corp.	450,000	17,077,500
		34,871,479
Construction Materials - 0.9%
Eagle Materials, Inc.	133,168	12,094,318
Containers & Packaging - 2.4%
Graphic Packaging Holding Co. (a)	1,443,700	17,324,400
Silgan Holdings, Inc.	265,552	13,070,469
		30,394,869
TOTAL MATERIALS		77,360,666
TELECOMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 1.9%
Cogent Communications Group, Inc.	400,000	13,884,000
inContact, Inc. (a)	1,300,000	10,387,000
		24,271,000
UTILITIES - 0.5%
Independent Power and Renewable Electricity Producers - 0.5%
NextEra Energy Partners LP	206,500	7,029,260
TOTAL COMMON STOCKS (Cost $1,189,621,783)		1,270,571,352
Money Market Funds - 3.9%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	4,831,978	4,831,978
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	45,930,575	45,930,575
TOTAL MONEY MARKET FUNDS (Cost $50,762,553)		50,762,553
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $1,240,384,336)		1,321,333,905
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(24,235,291)
NET ASSETS - 100%		$ 1,297,098,614
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 41,667
Fidelity Securities Lending Cash Central Fund	1,724,148
Total	$ 1,765,815
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Parametric Sound Corp.	$ 11,382,447	$ -	$ 9,334,036*	$ -	$ -
Superior Drilling Products, Inc.	-	5,573,300	-	-	8,049,395
Xtreme Drilling & Coil Services Corp.	14,769,740	7,453,947	13,187,684*	-	-
Zedi, Inc.	4,053,675	-	4,333,432	-	-
Total	$ 30,205,862	$ 13,027,247	$ 26,855,152	$ -	$ 8,049,395

* Includes the value of securities delivered through in-kind transactions.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2014

Assets
Investment in securities, at value (including securities loaned of $43,224,490) - See accompanying schedule: Unaffiliated issuers (cost $1,184,048,483)	$ 1,262,521,957
Fidelity Central Funds (cost $50,762,553)	50,762,553
Other affiliated issuers (cost $5,573,300)	8,049,395
Total Investments (cost $1,240,384,336)		$ 1,321,333,905
Cash		1,077,543
Receivable for investments sold		70,156,652
Receivable for fund shares sold		1,080,689
Dividends receivable		432,657
Distributions receivable from Fidelity Central Funds		147,646
Receivable from investment adviser for expense reductions		744
Other receivables		26,021
Total assets		1,394,255,857

Liabilities
Payable for investments purchased	$ 46,312,173
Payable for fund shares redeemed	3,819,361
Accrued management fee	678,266
Distribution and service plan fees payable	77,290
Other affiliated payables	277,336
Other payables and accrued expenses	62,242
Collateral on securities loaned, at value	45,930,575
Total liabilities		97,157,243

Net Assets		$ 1,297,098,614
Net Assets consist of:
Paid in capital		$ 1,141,004,177
Accumulated net investment loss		(4,082,221)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		79,230,791
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		80,945,867
Net Assets		$ 1,297,098,614

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($88,821,558 ÷ 4,937,588 shares)	$ 17.99

Maximum offering price per share (100/94.25 of $17.99)	$ 19.09
Class T: Net Asset Value and redemption price per share ($42,586,335 ÷ 2,411,859 shares)	$ 17.66

Maximum offering price per share (100/96.50 of $17.66)	$ 18.30
Class B: Net Asset Value and offering price per share ($2,763,621 ÷ 163,933 shares)A	$ 16.86

Class C: Net Asset Value and offering price per share ($42,215,155 ÷ 2,515,912 shares)A	$ 16.78

Small Cap Growth: Net Asset Value, offering price and redemption price per share ($1,069,105,078 ÷ 57,935,831 shares)	$ 18.45

Institutional Class: Net Asset Value, offering price and redemption price per share ($51,606,867 ÷ 2,791,390 shares)	$ 18.49

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2014

Investment Income
Dividends		$ 7,894,062
Interest		288
Income from Fidelity Central Funds (including $1,724,148 from security lending)		1,765,815
Total income		9,660,165

Expenses
Management fee Basic fee	$ 11,347,434
Performance adjustment	(699,324)
Transfer agent fees	2,882,872
Distribution and service plan fees	874,291
Accounting and security lending fees	519,891
Custodian fees and expenses	71,344
Independent trustees' compensation	7,051
Registration fees	192,913
Audit	59,462
Legal	6,624
Interest	819
Miscellaneous	17,559
Total expenses before reductions	15,280,936
Expense reductions	(80,901)	15,200,035
Net investment income (loss)		(5,539,870)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	228,023,968
Redemption in-kind with affiliated entities (including gain from other affiliated issuers of $4,613,051)	304,585,595
Other affiliated issuers	(398,906)
Foreign currency transactions	(13,148)
Futures contracts	(2,221,706)
Total net realized gain (loss)		529,975,803
Change in net unrealized appreciation (depreciation) on: Investment securities	(344,219,875)
Assets and liabilities in foreign currencies	691
Total change in net unrealized appreciation (depreciation)		(344,219,184)
Net gain (loss)		185,756,619
Net increase (decrease) in net assets resulting from operations		$ 180,216,749

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2014	Year ended July 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (5,539,870)	$ 2,185,197
Net realized gain (loss)	529,975,803	327,291,382
Change in net unrealized appreciation (depreciation)	(344,219,184)	244,679,550
Net increase (decrease) in net assets resulting from operations	180,216,749	574,156,129
Distributions to shareholders from net realized gain	(306,246,236)	(122,560,447)
Share transactions - net increase (decrease)	(817,676,738)	(58,479,174)
Redemption fees	398,744	117,383
Total increase (decrease) in net assets	(943,307,481)	393,233,891

Net Assets
Beginning of period	2,240,406,095	1,847,172,204
End of period (including accumulated net investment loss of $4,082,221 and accumulated net investment loss of $0, respectively)	$ 1,297,098,614	$ 2,240,406,095

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.66	$ 15.87	$ 16.42	$ 12.66	$ 10.79
Income from Investment Operations
Net investment income (loss) C	(.12)	(.04)	(.07) F	(.07) G	(.07) H
Net realized and unrealized gain (loss)	1.69	4.87	(.16)	3.84	1.94
Total from investment operations	1.57	4.83	(.23)	3.77	1.87
Distributions from net realized gain	(3.24)	(1.04)	(.32)	(.01) L	-
Redemption fees added to paid in capital C, J	-	-	-	-	-
Net asset value, end of period	$ 17.99	$ 19.66	$ 15.87	$ 16.42	$ 12.66
Total ReturnA, B	8.58%	32.20%	(1.14)%	29.78%	17.33%
Ratios to Average Net Assets D, I
Expenses before reductions	1.22%	1.24%	1.35%	1.25%	1.35%
Expenses net of fee waivers, if any	1.22%	1.24%	1.35%	1.25%	1.35%
Expenses net of all reductions	1.22%	1.22%	1.34%	1.23%	1.34%
Net investment income (loss)	(.62)%	(.26)%	(.49)% F	(.47)% G	(.56)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 88,822	$ 74,978	$ 59,684	$ 67,272	$ 50,620
Portfolio turnover rate E	148% K	142%	150%	106%	105%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.57)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.61)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.67)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Portfolio turnover rate excludes securities received or delivered in-kind.

L The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.38	$ 15.68	$ 16.27	$ 12.57	$ 10.74
Income from Investment Operations
Net investment income (loss) C	(.16)	(.09)	(.11) F	(.11) G	(.10) H
Net realized and unrealized gain (loss)	1.66	4.82	(.16)	3.81	1.93
Total from investment operations	1.50	4.73	(.27)	3.70	1.83
Distributions from net realized gain	(3.22)	(1.03)	(.32)	-	-
Redemption fees added to paid in capital C, J	-	-	-	-	-
Net asset value, end of period	$ 17.66	$ 19.38	$ 15.68	$ 16.27	$ 12.57
Total ReturnA, B	8.30%	31.87%	(1.41)%	29.44%	17.04%
Ratios to Average Net Assets D, I
Expenses before reductions	1.50%	1.49%	1.61%	1.50%	1.61%
Expenses net of fee waivers, if any	1.50%	1.49%	1.61%	1.50%	1.61%
Expenses net of all reductions	1.49%	1.48%	1.60%	1.49%	1.60%
Net investment income (loss)	(.90)%	(.52)%	(.74)% F	(.73)% G	(.82)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 42,586	$ 34,686	$ 27,658	$ 30,764	$ 23,930
Portfolio turnover rate E	148% K	142%	150%	106%	105%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.83)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.86)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.93)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 18.65	$ 15.19	$ 15.86	$ 12.30	$ 10.57
Income from Investment Operations
Net investment income (loss) C	(.25)	(.16)	(.18) F	(.18) G	(.16) H
Net realized and unrealized gain (loss)	1.60	4.64	(.17)	3.74	1.89
Total from investment operations	1.35	4.48	(.35)	3.56	1.73
Distributions from net realized gain	(3.14)	(1.02)	(.32)	-	-
Redemption fees added to paid in capital C, J	-	-	-	-	-
Net asset value, end of period	$ 16.86	$ 18.65	$ 15.19	$ 15.86	$ 12.30
Total ReturnA, B	7.73%	31.25%	(1.96)%	28.94%	16.37%
Ratios to Average Net Assets D, I
Expenses before reductions	2.01%	1.99%	2.10%	2.00%	2.11%
Expenses net of fee waivers, if any	2.01%	1.99%	2.10%	2.00%	2.11%
Expenses net of all reductions	2.01%	1.97%	2.09%	1.98%	2.09%
Net investment income (loss)	(1.41)%	(1.01)%	(1.23)% F	(1.22)% G	(1.32)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,764	$ 3,486	$ 4,123	$ 5,295	$ 5,142
Portfolio turnover rate E	148% K	142%	150%	106%	105%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.32)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.36)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.42)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 18.62	$ 15.16	$ 15.83	$ 12.28	$ 10.55
Income from Investment Operations
Net investment income (loss) C	(.25)	(.16)	(.18) F	(.18) G	(.16) H
Net realized and unrealized gain (loss)	1.59	4.64	(.17)	3.73	1.89
Total from investment operations	1.34	4.48	(.35)	3.55	1.73
Distributions from net realized gain	(3.18)	(1.02)	(.32)	-	-
Redemption fees added to paid in capital C, J	-	-	-	-	-
Net asset value, end of period	$ 16.78	$ 18.62	$ 15.16	$ 15.83	$ 12.28
Total ReturnA, B	7.70%	31.32%	(1.96)%	28.91%	16.40%
Ratios to Average Net Assets D, I
Expenses before reductions	2.01%	1.99%	2.10%	2.00%	2.11%
Expenses net of fee waivers, if any	2.00%	1.99%	2.10%	2.00%	2.11%
Expenses net of all reductions	2.00%	1.97%	2.09%	1.98%	2.09%
Net investment income (loss)	(1.41)%	(1.01)%	(1.24)% F	(1.22)% G	(1.32)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 42,215	$ 32,756	$ 24,683	$ 24,914	$ 18,091
Portfolio turnover rate E	148% K	142%	150%	106%	105%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.32)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.36)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.42)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Growth

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 20.07	$ 16.14	$ 16.65	$ 12.81	$ 10.89
Income from Investment Operations
Net investment income (loss) B	(.06)	.01	(.03) E	(.03) F	(.04) G
Net realized and unrealized gain (loss)	1.71	4.98	(.16)	3.90	1.96
Total from investment operations	1.65	4.99	(.19)	3.87	1.92
Distributions from net realized gain	(3.27)	(1.06)	(.32)	(.03) K	-
Redemption fees added to paid in capital B, I	-	-	-	-	-
Net asset value, end of period	$ 18.45	$ 20.07	$ 16.14	$ 16.65	$ 12.81
Total ReturnA	8.87%	32.74%	(.88)%	30.20%	17.63%
Ratios to Average Net Assets C, H
Expenses before reductions	.91%	.90%	1.03%	.95%	1.08%
Expenses net of fee waivers, if any	.90%	.90%	1.03%	.95%	1.08%
Expenses net of all reductions	.90%	.88%	1.02%	.93%	1.07%
Net investment income (loss)	(.31)%	.08%	(.16)% E	(.17)% F	(.29)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,069,105	$ 1,315,659	$ 1,166,101	$ 1,382,688	$ 1,204,818
Portfolio turnover rate D	148% J	142%	150%	106%	105%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.25)%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.31)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.39)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

K The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 20.10	$ 16.17	$ 16.68	$ 12.83	$ 10.91
Income from Investment Operations
Net investment income (loss) B	(.06)	.01	(.03) E	(.03) F	(.03) G
Net realized and unrealized gain (loss)	1.72	4.98	(.16)	3.91	1.95
Total from investment operations	1.66	4.99	(.19)	3.88	1.92
Distributions from net realized gain	(3.27)	(1.06)	(.32)	(.03) K	-
Redemption fees added to paid in capital B, I	-	-	-	-	-
Net asset value, end of period	$ 18.49	$ 20.10	$ 16.17	$ 16.68	$ 12.83
Total ReturnA	8.89%	32.65%	(.88)%	30.24%	17.60%
Ratios to Average Net Assets C, H
Expenses before reductions	.92%	.92%	1.06%	.94%	1.03%
Expenses net of fee waivers, if any	.92%	.92%	1.06%	.94%	1.03%
Expenses net of all reductions	.92%	.91%	1.05%	.93%	1.02%
Net investment income (loss)	(.32)%	.06%	(.19)% E	(.17)% F	(.24)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 51,607	$ 51,158	$ 36,694	$ 41,440	$ 25,650
Portfolio turnover rateD	148% J	142%	150%	106%	105%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.28)%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.30)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

K The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2014

1. Organization.

Fidelity® Small Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Small Cap Growth and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. The Fund offered Class F shares during the period June 26, 2009 through November 15, 2013, and all outstanding shares were redeemed by November 15, 2013. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment.

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3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to in-kind transactions, futures transactions, foreign currency transactions, partnerships and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 133,804,925
Gross unrealized depreciation	(55,161,096)
Net unrealized appreciation (depreciation) on securities	$ 78,643,829

Tax Cost	$ 1,242,690,076

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 81,536,530
Net unrealized appreciation (depreciation) on securities and other investments	$ 78,640,127

The Fund intends to elect to defer to its next fiscal year $4,082,221 of ordinary losses recognized during the period January 1, 2014 to July 31, 2014.

The tax character of distributions paid was as follows:

	July 31, 2014	July 31, 2013
Ordinary Income	$ 106,613,332	$ 5,191,398
Long-term Capital Gains	199,632,904	117,369,049
Total	$ 306,246,236	$ 122,560,447

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Futures Contracts - continued

variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $(2,221,706) related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $2,507,771,818 and $2,337,256,072, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Growth as compared to its benchmark index, the Russell 2000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .66% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 218,076	$ 4,628
Class T	.25%	.25%	210,598	-
Class B	.75%	.25%	32,670	24,728
Class C	.75%	.25%	412,947	83,407
			$ 874,291	$ 112,763

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 58,222
Class T	14,217
Class B*	1,899
Class C*	4,695
$ 79,033

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 229,497.26
Class T	120,469.29
Class B	9,848.30
Class C	121,452.29
Small Cap Growth	2,290,179.20
Institutional Class	111,427.21
	$ 2,882,872

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $89,841 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,287,364.32%		$ 819

Redemptions In-Kind. During the period, 70,585,530 shares of the Fund held by affiliated entities were redeemed for investments with a value of $1,380,652,586. The net realized gain of $304,585,595 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemption is included in share transactions in the accompanying Statement of Changes

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Redemptions In-Kind - continued

in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,899 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds and includes $68,452 from securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $56,370 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $86.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $24,445.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2014 A	2013
From net realized gain
Class A	$ 13,043,180	$ 3,855,020
Class T	6,310,012	1,778,904
Class B	574,582	260,524
Class C	6,249,863	1,656,727
Small Cap Growth	191,545,684	74,940,038
Class F	80,609,253	37,680,389
Institutional Class	7,913,662	2,388,845
Total	$ 306,246,236	$ 122,560,447

A All Class F shares were redeemed on November 15, 2013.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2014 A	2013	2014 A	2013
Class A
Shares sold	1,706,264	969,311	$ 32,017,468	$ 16,711,827
Reinvestment of distributions	685,582	231,282	12,377,436	3,646,231
Shares redeemed	(1,267,150)	(1,149,326)	(23,663,751)	(19,219,034)
Net increase (decrease)	1,124,696	51,267	$ 20,731,153	$ 1,139,024
Class T
Shares sold	787,491	457,321	$ 14,539,628	$ 7,743,595
Reinvestment of distributions	341,036	106,640	6,061,090	1,660,117
Shares redeemed	(506,140)	(538,707)	(9,192,820)	(8,802,237)
Net increase (decrease)	622,387	25,254	$ 11,407,898	$ 601,475

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2014 A	2013	2014 A	2013
Class B
Shares sold	11,205	6,696	$ 198,217	$ 106,485
Reinvestment of distributions	32,147	16,337	548,598	246,159
Shares redeemed	(66,282)	(107,598)	(1,168,208)	(1,730,845)
Net increase (decrease)	(22,930)	(84,565)	$ (421,393)	$ (1,378,201)
Class C
Shares sold	918,904	456,788	$ 16,220,240	$ 7,531,447
Reinvestment of distributions	347,970	103,215	5,911,022	1,550,542
Shares redeemed	(510,512)	(428,305)	(8,883,388)	(6,821,754)
Net increase (decrease)	756,362	131,698	$ 13,247,874	$ 2,260,235
Small Cap Growth
Shares sold	30,614,664	10,379,088	$ 589,831,022	$ 182,249,151
Reinvestment of distributions	10,184,956	4,595,875	187,557,177	73,721,316
Shares redeemed	(48,426,256) B	(21,652,202)	(934,113,968) B	(371,997,767)
Net increase (decrease)	(7,626,636)	(6,677,239)	$ (156,725,769)	$ (116,027,300)
Class F
Shares sold	768,083	7,670,010	$ 15,293,461	$ 131,231,307
Reinvestment of distributions	4,357,257	2,336,095	80,609,253	37,680,389
Shares redeemed	(41,060,113) B	(6,554,937)	(806,457,595) B	(118,928,973)
Net increase (decrease)	(35,934,773)	3,451,168	$ (710,554,881)	$ 49,982,723
Institutional Class
Shares sold	933,934	727,207	$ 18,129,031	$ 12,757,998
Reinvestment of distributions	381,830	128,780	7,062,159	2,069,290
Shares redeemed	(1,069,577)	(580,321)	(20,552,810)	(9,884,418)
Net increase (decrease)	246,187	275,666	$ 4,638,380	$ 4,942,870

A All Class F shares were redeemed on November 15, 2013.

B Amount includes in-kind redemptions (see Note 6: Redemptions In-Kind).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 15, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 173 funds. Mr. Curvey oversees 397 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), a Director of FMR Co., Inc. (2007-2014) and was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).]

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Growth Fund voted to pay to shareholders of record at the opening of business, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class A	09/15/14	09/12/14	$1.188
Class T	09/15/14	09/12/14	$1.188
Class B	09/15/14	09/12/14	$1.188
Class C	09/15/14	09/12/14	$1.188

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2014, $155,260,658, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class T, Class B, and Class C designate 8%, 8%, 9%, and 8% of the dividends distributed during the fiscal year, respectively, as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B, and Class C designate 10%, 11%, 12%, and 11% of the dividends distributed during the fiscal year, respectively, as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in November 2011.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Growth Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Small Cap Growth Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class ranked below its competitive median for 2013 and the total expense ratio of Class T ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

(Fidelity Investment logo)(registered trademark)

ASCP-UANN-0914
1.803713.109

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Small Cap Growth

Fund - Institutional Class

Annual Report

July 31, 2014

(Fidelity Cover Art)

Institutional Class
is a class of Fidelity®
Small Cap Growth
Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2014	Past 1 year	Past 5 years	Life of fund A
Institutional Class	8.89%	17.01%	10.36%

A From November 3, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Small Cap Growth Fund - Institutional Class on November 3, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period.

30,000
25,000
20,000
15,000
10,000
9,000
8,000
$7,000
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Period Ending Values
$26,139 Fidelity Advisor® Small Cap Growth Fund - InstitutionalClass
$22,715 Russell 2000® Growth Index

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12-month period ending July 31, 2014, supported by corporate profits and continued low interest rates. The S&P 500® Index rose 16.94%, reaching an all-time high near period end. The technology-heavy Nasdaq Composite Index® gained 22.00%. The Russell 2000® Index returned 8.56%, reflecting the relatively lackluster performance of small-cap stocks. Information technology (+28%) was the top-performing sector within the S&P 500®, driven by strong semiconductor and computer hardware sales. Materials (+23%) gained amid higher prices for many commodity products. Health care (+21%) rose, driven by gains in pharmaceuticals, biotechnology & life sciences companies. Energy stocks (+19%) advanced in the latter part of the period amid healthy U.S. output and the threat of supply disruptions in Iraq. Conversely, most defensive sectors, including consumer staples, utilities and telecommunication services, lagged the broader market. Volatility remained tame throughout most of the period, with markets supported by declining unemployment, near-record profit margins for companies, muted cost inflation and fairly low corporate debt levels. Geopolitical tension remained a concern at period end, with conflict in Ukraine and strained relations between Russia and the West posing a potential threat to global growth.

Comments from Patrick Venanzi Portfolio Manager of Fidelity Advisor® Small Cap Growth Fund: For the year, the fund's Institutional Class shares rose 8.89%, versus 8.93% for the Russell 2000® Growth Index. Relative to the index, the fund's top individual contributor was bioprocessing firm Repligen, a position I established during the period. Repligen has a terrific competitive position in several consumable products used to manufacture biologics, a class of drugs that I see as well-poised to outgrow the overall pharmaceuticals industry for years to come. Elsewhere, shares of Spirit Airlines rose more than 90% the past year, and our large overweighting helped results. I still like the story behind Spirit, but I nevertheless reduced our position as the stock climbed. Apparel retailer G-III Apparel Group also added value, as the company's shares gained on management's excellent execution in new categories, as well as the extremely cold weather. Conversely, BioScrip, a provider of home infusion services whereby patients can receive intravenous drugs without a visit to the hospital, was our largest individual detractor. The stock stumbled as the firm encountered challenges integrating two recent acquisitions, and I sold our stake. The fund also suffered by underweighting or not owning two stocks in the benchmark that did particularly well, Puma Biotechnology and solar panel manufacturer SunEdison, respectively.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 to July 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period* February 1, 2014 to July 31, 2014
Class A	1.23%
Actual		$ 1,000.00	$ 961.50	$ 5.98
HypotheticalA		$ 1,000.00	$ 1,018.70	$ 6.16
Class T	1.51%
Actual		$ 1,000.00	$ 960.30	$ 7.34
HypotheticalA		$ 1,000.00	$ 1,017.31	$ 7.55
Class B	2.03%
Actual		$ 1,000.00	$ 958.00	$ 9.86
HypotheticalA		$ 1,000.00	$ 1,014.73	$ 10.14
Class C	2.02%
Actual		$ 1,000.00	$ 957.80	$ 9.81
HypotheticalA		$ 1,000.00	$ 1,014.78	$ 10.09
Small Cap Growth	.93%
Actual		$ 1,000.00	$ 962.90	$ 4.53
HypotheticalA		$ 1,000.00	$ 1,020.18	$ 4.66
Institutional Class	.94%
Actual		$ 1,000.00	$ 963.00	$ 4.58
HypotheticalA		$ 1,000.00	$ 1,020.13	$ 4.71

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Team Health Holdings, Inc.	2.0	0.0
KAR Auction Services, Inc.	1.5	1.2
Hub Group, Inc. Class A	1.5	0.0
G-III Apparel Group Ltd.	1.5	1.0
Teledyne Technologies, Inc.	1.4	0.8
Huron Consulting Group, Inc.	1.4	1.1
Graphic Packaging Holding Co.	1.4	0.9
Service Corp. International	1.3	1.0
PolyOne Corp.	1.3	0.0
Global Payments, Inc.	1.3	0.7
	14.6
Top Five Market Sectors as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	22.7	23.9
Health Care	21.8	20.2
Industrials	16.0	15.9
Consumer Discretionary	13.5	13.5
Financials	6.8	8.4
Asset Allocation (% of fund's net assets)
As of July 31, 2014*		As of January 31, 2014**
	Stocks 98.0%		Stocks and Equity Futures 97.4%
	Short-Term Investments and Net Other Assets (Liabilities) 2.0%		Short-Term Investments and Net Other Assets (Liabilities) 2.6%
* Foreign investments	5.8%	** Foreign investments	5.0%

Annual Report

Investments July 31, 2014

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
CONSUMER DISCRETIONARY - 13.5%
Auto Components - 2.9%
Standard Motor Products, Inc.	265,717	$ 9,579,098
Tenneco, Inc. (a)	220,300	14,033,110
Visteon Corp. (a)	145,000	13,847,500
		37,459,708
Diversified Consumer Services - 1.3%
Service Corp. International	820,300	17,226,300
Household Durables - 0.8%
Universal Electronics, Inc. (a)	230,114	10,960,330
Internet & Catalog Retail - 0.6%
HomeAway, Inc. (a)	240,000	8,332,800
Leisure Products - 1.7%
Brunswick Corp.	252,600	10,187,358
Malibu Boats, Inc. Class A (a)	590,000	11,357,500
		21,544,858
Media - 0.9%
Cablevision Systems Corp. - NY Group Class A	200,000	3,844,000
Live Nation Entertainment, Inc. (a)	350,000	8,123,500
		11,967,500
Multiline Retail - 1.6%
Burlington Stores, Inc.	170,000	5,564,100
Dillard's, Inc. Class A	100,000	11,922,000
Tuesday Morning Corp. (a)	163,789	2,695,967
		20,182,067
Textiles, Apparel & Luxury Goods - 3.7%
G-III Apparel Group Ltd. (a)	245,300	19,052,451
Iconix Brand Group, Inc. (a)	223,800	9,451,074
Steven Madden Ltd. (a)	283,000	9,013,550
Vera Bradley, Inc. (a)	500,000	9,915,000
		47,432,075
TOTAL CONSUMER DISCRETIONARY		175,105,638
CONSUMER STAPLES - 4.0%
Food Products - 1.5%
Darling International, Inc. (a)	600,000	11,232,000
Ingredion, Inc.	100,000	7,363,000
		18,595,000
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Household Products - 1.2%
Spectrum Brands Holdings, Inc.	190,000	$ 15,846,000
Personal Products - 1.3%
Inter Parfums, Inc.	276,185	7,216,714
MediFast, Inc. (a)	350,000	10,048,500
		17,265,214
TOTAL CONSUMER STAPLES		51,706,214
ENERGY - 4.8%
Energy Equipment & Services - 1.3%
Dril-Quip, Inc. (a)	59,900	6,036,123
Xtreme Drilling & Coil Services Corp. (a)	2,541,700	11,095,971
		17,132,094
Oil, Gas & Consumable Fuels - 3.5%
Golar LNG Ltd. (d)	140,000	8,625,400
MPLX LP	161,157	9,145,660
Phillips 66 Partners LP	171,525	10,969,024
StealthGas, Inc. (a)	600,000	6,420,000
Valero Energy Partners LP	210,000	9,760,800
		44,920,884
TOTAL ENERGY		62,052,978
FINANCIALS - 6.8%
Banks - 2.5%
Banner Bank	110,284	4,437,828
Investors Bancorp, Inc.	1,100,000	11,385,000
Lakeland Financial Corp.	203,700	7,412,643
Pacific Premier Bancorp, Inc. (a)	648,586	9,274,780
		32,510,251
Capital Markets - 1.7%
E*TRADE Financial Corp. (a)	310,200	6,520,404
FXCM, Inc. Class A (d)	311,264	4,239,416
Lazard Ltd. Class A	215,000	11,244,500
		22,004,320
Consumer Finance - 0.5%
Portfolio Recovery Associates, Inc. (a)	100,000	5,896,000
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - 1.2%
Amerisafe, Inc.	106,448	$ 3,895,997
Primerica, Inc.	264,219	12,175,212
		16,071,209
Thrifts & Mortgage Finance - 0.9%
Meridian Bancorp, Inc. (a)	1,101,780	11,965,331
TOTAL FINANCIALS		88,447,111
HEALTH CARE - 21.8%
Biotechnology - 9.0%
BioCryst Pharmaceuticals, Inc. (a)	500,000	6,260,000
Celldex Therapeutics, Inc. (a)(d)	293,400	3,840,606
Chimerix, Inc. (a)	210,100	4,773,472
Cubist Pharmaceuticals, Inc.	41,262	2,512,856
Dyax Corp. (a)	650,000	6,123,000
Exact Sciences Corp. (a)(d)	731,705	11,421,915
Genomic Health, Inc. (a)(d)	225,288	5,740,338
Hyperion Therapeutics, Inc. (a)	121,500	2,766,555
Insmed, Inc. (a)	223,400	3,817,906
Intercept Pharmaceuticals, Inc. (a)	30,600	7,110,216
Isis Pharmaceuticals, Inc. (a)	224,457	6,955,922
Lion Biotechnologies, Inc. (a)	300,000	2,145,000
Medivation, Inc. (a)	64,800	4,810,104
Mirati Therapeutics, Inc. (a)	170,820	3,103,799
Novavax, Inc. (a)	1,218,200	5,274,806
Puma Biotechnology, Inc. (a)	36,600	8,114,952
Receptos, Inc. (a)	81,069	3,357,067
Repligen Corp. (a)	490,000	10,275,300
Stemline Therapeutics, Inc. (a)	104,500	1,338,645
Sunesis Pharmaceuticals, Inc. (a)(d)	550,600	3,622,948
Synageva BioPharma Corp. (a)(d)	109,200	7,470,372
Threshold Pharmaceuticals, Inc. (a)(d)	604,453	2,544,747
XOMA Corp. (a)	800,400	3,105,552
		116,486,078
Health Care Equipment & Supplies - 4.0%
Accuray, Inc. (a)(d)	600,000	4,722,000
DexCom, Inc. (a)	100,000	3,768,000
Greatbatch, Inc. (a)	61,615	3,050,559
Ldr Holding Corp.	475,000	10,882,250
Novadaq Technologies, Inc. (a)	576,300	8,840,442
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
NxStage Medical, Inc. (a)	300,000	$ 4,005,000
Quidel Corp. (a)(d)	113,800	2,716,406
Steris Corp.	281,400	14,317,632
		52,302,289
Health Care Providers & Services - 4.9%
Accretive Health, Inc. (a)	1,137,226	9,575,443
LifePoint Hospitals, Inc. (a)	80,000	5,737,600
Omnicare, Inc.	190,000	11,875,000
Select Medical Holdings Corp.	400,000	6,216,000
Team Health Holdings, Inc. (a)	454,400	25,696,318
Wellcare Health Plans, Inc. (a)	65,937	4,113,150
		63,213,511
Health Care Technology - 1.3%
athenahealth, Inc. (a)(d)	45,000	5,598,000
MedAssets, Inc. (a)	530,000	11,257,200
		16,855,200
Life Sciences Tools & Services - 2.4%
Bruker BioSciences Corp. (a)	323,700	7,357,701
Fluidigm Corp. (a)	246,000	7,042,980
ICON PLC (a)	190,000	9,842,000
Techne Corp.	78,888	7,361,828
		31,604,509
Pharmaceuticals - 0.2%
Flamel Technologies SA sponsored ADR (a)	212,002	2,825,987
TOTAL HEALTH CARE		283,287,574
INDUSTRIALS - 16.0%
Aerospace & Defense - 2.4%
Esterline Technologies Corp. (a)	120,000	13,026,000
Teledyne Technologies, Inc. (a)	197,700	18,030,240
		31,056,240
Air Freight & Logistics - 1.6%
Hub Group, Inc. Class A (a)	425,000	19,626,500
Park-Ohio Holdings Corp.	21,154	1,255,701
		20,882,201
Airlines - 1.1%
Spirit Airlines, Inc. (a)	214,500	14,032,590
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 2.5%
KAR Auction Services, Inc.	691,900	$ 20,279,589
Msa Safety, Inc.	145,979	7,558,793
Multi-Color Corp.	131,853	5,191,053
		33,029,435
Electrical Equipment - 0.3%
AZZ, Inc.	100,000	4,364,000
Machinery - 5.5%
Allison Transmission Holdings, Inc.	530,000	15,518,400
Crane Co.	160,000	10,977,600
ITT Corp.	213,812	9,828,938
Luxfer Holdings PLC sponsored ADR	413,066	7,852,385
Manitowoc Co., Inc.	260,000	6,905,600
NN, Inc.	36,870	1,069,230
Superior Drilling Products, Inc. (e)	1,294,115	8,049,395
Valmont Industries, Inc.	50,000	7,281,500
Woodward, Inc.	70,216	3,507,991
		70,991,039
Professional Services - 2.3%
CBIZ, Inc. (a)	1,469,100	11,987,856
Huron Consulting Group, Inc. (a)	286,700	17,328,148
		29,316,004
Road & Rail - 0.3%
Marten Transport Ltd.	159,359	3,225,426
TOTAL INDUSTRIALS		206,896,935
INFORMATION TECHNOLOGY - 22.7%
Communications Equipment - 0.3%
Plantronics, Inc.	100,000	4,697,000
Electronic Equipment & Components - 2.3%
CDW Corp.	280,000	8,649,200
Ingram Micro, Inc. Class A (a)	480,000	13,776,000
Neonode, Inc. (a)(d)	848,022	2,306,620
RealD, Inc. (a)	442,300	4,675,111
		29,406,931
Internet Software & Services - 4.6%
comScore, Inc. (a)	290,641	10,518,298
Cvent, Inc. (d)	387,646	10,586,612
Demandware, Inc. (a)(d)	134,984	8,131,436
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
E2open, Inc. (a)(d)	657,094	$ 10,631,781
NIC, Inc.	358,940	6,055,318
Perficient, Inc. (a)	99,910	1,697,471
Stamps.com, Inc. (a)	383,796	12,139,467
		59,760,383
IT Services - 4.7%
Computer Sciences Corp.	180,000	11,230,200
EVERTEC, Inc.	389,400	8,706,984
Global Payments, Inc.	240,500	16,659,435
Maximus, Inc.	206,900	8,557,384
Sapient Corp. (a)	797,200	11,766,672
Sykes Enterprises, Inc. (a)	176,953	3,662,927
		60,583,602
Semiconductors & Semiconductor Equipment - 3.7%
Integrated Silicon Solution, Inc.	513,994	7,514,592
MKS Instruments, Inc.	170,000	5,402,600
Monolithic Power Systems, Inc.	269,900	11,130,676
PDF Solutions, Inc. (a)	631,672	12,102,836
Tessera Technologies, Inc.	450,000	11,434,500
		47,585,204
Software - 5.6%
Aspen Technology, Inc. (a)	373,100	16,207,464
Cadence Design Systems, Inc. (a)	700,000	11,781,000
Evolving Systems, Inc.	300,000	2,964,000
Interactive Intelligence Group, Inc. (a)	364,733	16,547,936
Rovi Corp. (a)	430,000	10,049,100
SS&C Technologies Holdings, Inc. (a)	243,600	10,550,316
Vasco Data Security International, Inc. (a)	189,366	2,569,697
Verint Systems, Inc. (a)	36,660	1,720,820
		72,390,333
Technology Hardware, Storage & Peripherals - 1.5%
Electronics for Imaging, Inc. (a)	375,100	16,530,657
Immersion Corp. (a)	253,470	3,459,866
		19,990,523
TOTAL INFORMATION TECHNOLOGY		294,413,976
Common Stocks - continued
	Shares	Value
MATERIALS - 6.0%
Chemicals - 2.7%
Cabot Corp.	147,146	$ 7,708,979
Cytec Industries, Inc.	100,000	10,085,000
PolyOne Corp.	450,000	17,077,500
		34,871,479
Construction Materials - 0.9%
Eagle Materials, Inc.	133,168	12,094,318
Containers & Packaging - 2.4%
Graphic Packaging Holding Co. (a)	1,443,700	17,324,400
Silgan Holdings, Inc.	265,552	13,070,469
		30,394,869
TOTAL MATERIALS		77,360,666
TELECOMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 1.9%
Cogent Communications Group, Inc.	400,000	13,884,000
inContact, Inc. (a)	1,300,000	10,387,000
		24,271,000
UTILITIES - 0.5%
Independent Power and Renewable Electricity Producers - 0.5%
NextEra Energy Partners LP	206,500	7,029,260
TOTAL COMMON STOCKS (Cost $1,189,621,783)		1,270,571,352
Money Market Funds - 3.9%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	4,831,978	4,831,978
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	45,930,575	45,930,575
TOTAL MONEY MARKET FUNDS (Cost $50,762,553)		50,762,553
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $1,240,384,336)		1,321,333,905
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(24,235,291)
NET ASSETS - 100%		$ 1,297,098,614
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 41,667
Fidelity Securities Lending Cash Central Fund	1,724,148
Total	$ 1,765,815
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Parametric Sound Corp.	$ 11,382,447	$ -	$ 9,334,036*	$ -	$ -
Superior Drilling Products, Inc.	-	5,573,300	-	-	8,049,395
Xtreme Drilling & Coil Services Corp.	14,769,740	7,453,947	13,187,684*	-	-
Zedi, Inc.	4,053,675	-	4,333,432	-	-
Total	$ 30,205,862	$ 13,027,247	$ 26,855,152	$ -	$ 8,049,395

* Includes the value of securities delivered through in-kind transactions.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2014

Assets
Investment in securities, at value (including securities loaned of $43,224,490) - See accompanying schedule: Unaffiliated issuers (cost $1,184,048,483)	$ 1,262,521,957
Fidelity Central Funds (cost $50,762,553)	50,762,553
Other affiliated issuers (cost $5,573,300)	8,049,395
Total Investments (cost $1,240,384,336)		$ 1,321,333,905
Cash		1,077,543
Receivable for investments sold		70,156,652
Receivable for fund shares sold		1,080,689
Dividends receivable		432,657
Distributions receivable from Fidelity Central Funds		147,646
Receivable from investment adviser for expense reductions		744
Other receivables		26,021
Total assets		1,394,255,857

Liabilities
Payable for investments purchased	$ 46,312,173
Payable for fund shares redeemed	3,819,361
Accrued management fee	678,266
Distribution and service plan fees payable	77,290
Other affiliated payables	277,336
Other payables and accrued expenses	62,242
Collateral on securities loaned, at value	45,930,575
Total liabilities		97,157,243

Net Assets		$ 1,297,098,614
Net Assets consist of:
Paid in capital		$ 1,141,004,177
Accumulated net investment loss		(4,082,221)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		79,230,791
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		80,945,867
Net Assets		$ 1,297,098,614

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($88,821,558 ÷ 4,937,588 shares)	$ 17.99

Maximum offering price per share (100/94.25 of $17.99)	$ 19.09
Class T: Net Asset Value and redemption price per share ($42,586,335 ÷ 2,411,859 shares)	$ 17.66

Maximum offering price per share (100/96.50 of $17.66)	$ 18.30
Class B: Net Asset Value and offering price per share ($2,763,621 ÷ 163,933 shares)A	$ 16.86

Class C: Net Asset Value and offering price per share ($42,215,155 ÷ 2,515,912 shares)A	$ 16.78

Small Cap Growth: Net Asset Value, offering price and redemption price per share ($1,069,105,078 ÷ 57,935,831 shares)	$ 18.45

Institutional Class: Net Asset Value, offering price and redemption price per share ($51,606,867 ÷ 2,791,390 shares)	$ 18.49

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2014

Investment Income
Dividends		$ 7,894,062
Interest		288
Income from Fidelity Central Funds (including $1,724,148 from security lending)		1,765,815
Total income		9,660,165

Expenses
Management fee Basic fee	$ 11,347,434
Performance adjustment	(699,324)
Transfer agent fees	2,882,872
Distribution and service plan fees	874,291
Accounting and security lending fees	519,891
Custodian fees and expenses	71,344
Independent trustees' compensation	7,051
Registration fees	192,913
Audit	59,462
Legal	6,624
Interest	819
Miscellaneous	17,559
Total expenses before reductions	15,280,936
Expense reductions	(80,901)	15,200,035
Net investment income (loss)		(5,539,870)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	228,023,968
Redemption in-kind with affiliated entities (including gain from other affiliated issuers of $4,613,051)	304,585,595
Other affiliated issuers	(398,906)
Foreign currency transactions	(13,148)
Futures contracts	(2,221,706)
Total net realized gain (loss)		529,975,803
Change in net unrealized appreciation (depreciation) on: Investment securities	(344,219,875)
Assets and liabilities in foreign currencies	691
Total change in net unrealized appreciation (depreciation)		(344,219,184)
Net gain (loss)		185,756,619
Net increase (decrease) in net assets resulting from operations		$ 180,216,749

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2014	Year ended July 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (5,539,870)	$ 2,185,197
Net realized gain (loss)	529,975,803	327,291,382
Change in net unrealized appreciation (depreciation)	(344,219,184)	244,679,550
Net increase (decrease) in net assets resulting from operations	180,216,749	574,156,129
Distributions to shareholders from net realized gain	(306,246,236)	(122,560,447)
Share transactions - net increase (decrease)	(817,676,738)	(58,479,174)
Redemption fees	398,744	117,383
Total increase (decrease) in net assets	(943,307,481)	393,233,891

Net Assets
Beginning of period	2,240,406,095	1,847,172,204
End of period (including accumulated net investment loss of $4,082,221 and accumulated net investment loss of $0, respectively)	$ 1,297,098,614	$ 2,240,406,095

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.66	$ 15.87	$ 16.42	$ 12.66	$ 10.79
Income from Investment Operations
Net investment income (loss) C	(.12)	(.04)	(.07) F	(.07) G	(.07) H
Net realized and unrealized gain (loss)	1.69	4.87	(.16)	3.84	1.94
Total from investment operations	1.57	4.83	(.23)	3.77	1.87
Distributions from net realized gain	(3.24)	(1.04)	(.32)	(.01) L	-
Redemption fees added to paid in capital C, J	-	-	-	-	-
Net asset value, end of period	$ 17.99	$ 19.66	$ 15.87	$ 16.42	$ 12.66
Total ReturnA, B	8.58%	32.20%	(1.14)%	29.78%	17.33%
Ratios to Average Net Assets D, I
Expenses before reductions	1.22%	1.24%	1.35%	1.25%	1.35%
Expenses net of fee waivers, if any	1.22%	1.24%	1.35%	1.25%	1.35%
Expenses net of all reductions	1.22%	1.22%	1.34%	1.23%	1.34%
Net investment income (loss)	(.62)%	(.26)%	(.49)% F	(.47)% G	(.56)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 88,822	$ 74,978	$ 59,684	$ 67,272	$ 50,620
Portfolio turnover rate E	148% K	142%	150%	106%	105%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.57)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.61)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.67)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Portfolio turnover rate excludes securities received or delivered in-kind.

L The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.38	$ 15.68	$ 16.27	$ 12.57	$ 10.74
Income from Investment Operations
Net investment income (loss) C	(.16)	(.09)	(.11) F	(.11) G	(.10) H
Net realized and unrealized gain (loss)	1.66	4.82	(.16)	3.81	1.93
Total from investment operations	1.50	4.73	(.27)	3.70	1.83
Distributions from net realized gain	(3.22)	(1.03)	(.32)	-	-
Redemption fees added to paid in capital C, J	-	-	-	-	-
Net asset value, end of period	$ 17.66	$ 19.38	$ 15.68	$ 16.27	$ 12.57
Total ReturnA, B	8.30%	31.87%	(1.41)%	29.44%	17.04%
Ratios to Average Net Assets D, I
Expenses before reductions	1.50%	1.49%	1.61%	1.50%	1.61%
Expenses net of fee waivers, if any	1.50%	1.49%	1.61%	1.50%	1.61%
Expenses net of all reductions	1.49%	1.48%	1.60%	1.49%	1.60%
Net investment income (loss)	(.90)%	(.52)%	(.74)% F	(.73)% G	(.82)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 42,586	$ 34,686	$ 27,658	$ 30,764	$ 23,930
Portfolio turnover rate E	148% K	142%	150%	106%	105%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.83)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.86)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.93)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 18.65	$ 15.19	$ 15.86	$ 12.30	$ 10.57
Income from Investment Operations
Net investment income (loss) C	(.25)	(.16)	(.18) F	(.18) G	(.16) H
Net realized and unrealized gain (loss)	1.60	4.64	(.17)	3.74	1.89
Total from investment operations	1.35	4.48	(.35)	3.56	1.73
Distributions from net realized gain	(3.14)	(1.02)	(.32)	-	-
Redemption fees added to paid in capital C, J	-	-	-	-	-
Net asset value, end of period	$ 16.86	$ 18.65	$ 15.19	$ 15.86	$ 12.30
Total ReturnA, B	7.73%	31.25%	(1.96)%	28.94%	16.37%
Ratios to Average Net Assets D, I
Expenses before reductions	2.01%	1.99%	2.10%	2.00%	2.11%
Expenses net of fee waivers, if any	2.01%	1.99%	2.10%	2.00%	2.11%
Expenses net of all reductions	2.01%	1.97%	2.09%	1.98%	2.09%
Net investment income (loss)	(1.41)%	(1.01)%	(1.23)% F	(1.22)% G	(1.32)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,764	$ 3,486	$ 4,123	$ 5,295	$ 5,142
Portfolio turnover rate E	148% K	142%	150%	106%	105%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.32)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.36)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.42)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 18.62	$ 15.16	$ 15.83	$ 12.28	$ 10.55
Income from Investment Operations
Net investment income (loss) C	(.25)	(.16)	(.18) F	(.18) G	(.16) H
Net realized and unrealized gain (loss)	1.59	4.64	(.17)	3.73	1.89
Total from investment operations	1.34	4.48	(.35)	3.55	1.73
Distributions from net realized gain	(3.18)	(1.02)	(.32)	-	-
Redemption fees added to paid in capital C, J	-	-	-	-	-
Net asset value, end of period	$ 16.78	$ 18.62	$ 15.16	$ 15.83	$ 12.28
Total ReturnA, B	7.70%	31.32%	(1.96)%	28.91%	16.40%
Ratios to Average Net Assets D, I
Expenses before reductions	2.01%	1.99%	2.10%	2.00%	2.11%
Expenses net of fee waivers, if any	2.00%	1.99%	2.10%	2.00%	2.11%
Expenses net of all reductions	2.00%	1.97%	2.09%	1.98%	2.09%
Net investment income (loss)	(1.41)%	(1.01)%	(1.24)% F	(1.22)% G	(1.32)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 42,215	$ 32,756	$ 24,683	$ 24,914	$ 18,091
Portfolio turnover rate E	148% K	142%	150%	106%	105%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.32)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.36)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.42)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Growth

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 20.07	$ 16.14	$ 16.65	$ 12.81	$ 10.89
Income from Investment Operations
Net investment income (loss) B	(.06)	.01	(.03) E	(.03) F	(.04) G
Net realized and unrealized gain (loss)	1.71	4.98	(.16)	3.90	1.96
Total from investment operations	1.65	4.99	(.19)	3.87	1.92
Distributions from net realized gain	(3.27)	(1.06)	(.32)	(.03) K	-
Redemption fees added to paid in capital B, I	-	-	-	-	-
Net asset value, end of period	$ 18.45	$ 20.07	$ 16.14	$ 16.65	$ 12.81
Total ReturnA	8.87%	32.74%	(.88)%	30.20%	17.63%
Ratios to Average Net Assets C, H
Expenses before reductions	.91%	.90%	1.03%	.95%	1.08%
Expenses net of fee waivers, if any	.90%	.90%	1.03%	.95%	1.08%
Expenses net of all reductions	.90%	.88%	1.02%	.93%	1.07%
Net investment income (loss)	(.31)%	.08%	(.16)% E	(.17)% F	(.29)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,069,105	$ 1,315,659	$ 1,166,101	$ 1,382,688	$ 1,204,818
Portfolio turnover rate D	148% J	142%	150%	106%	105%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.25)%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.31)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.39)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

K The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 20.10	$ 16.17	$ 16.68	$ 12.83	$ 10.91
Income from Investment Operations
Net investment income (loss) B	(.06)	.01	(.03) E	(.03) F	(.03) G
Net realized and unrealized gain (loss)	1.72	4.98	(.16)	3.91	1.95
Total from investment operations	1.66	4.99	(.19)	3.88	1.92
Distributions from net realized gain	(3.27)	(1.06)	(.32)	(.03) K	-
Redemption fees added to paid in capital B, I	-	-	-	-	-
Net asset value, end of period	$ 18.49	$ 20.10	$ 16.17	$ 16.68	$ 12.83
Total ReturnA	8.89%	32.65%	(.88)%	30.24%	17.60%
Ratios to Average Net Assets C, H
Expenses before reductions	.92%	.92%	1.06%	.94%	1.03%
Expenses net of fee waivers, if any	.92%	.92%	1.06%	.94%	1.03%
Expenses net of all reductions	.92%	.91%	1.05%	.93%	1.02%
Net investment income (loss)	(.32)%	.06%	(.19)% E	(.17)% F	(.24)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 51,607	$ 51,158	$ 36,694	$ 41,440	$ 25,650
Portfolio turnover rateD	148% J	142%	150%	106%	105%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.28)%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.30)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

K The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2014

1. Organization.

Fidelity® Small Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Small Cap Growth and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. The Fund offered Class F shares during the period June 26, 2009 through November 15, 2013, and all outstanding shares were redeemed by November 15, 2013. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to in-kind transactions, futures transactions, foreign currency transactions, partnerships and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 133,804,925
Gross unrealized depreciation	(55,161,096)
Net unrealized appreciation (depreciation) on securities	$ 78,643,829

Tax Cost	$ 1,242,690,076

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 81,536,530
Net unrealized appreciation (depreciation) on securities and other investments	$ 78,640,127

The Fund intends to elect to defer to its next fiscal year $4,082,221 of ordinary losses recognized during the period January 1, 2014 to July 31, 2014.

The tax character of distributions paid was as follows:

	July 31, 2014	July 31, 2013
Ordinary Income	$ 106,613,332	$ 5,191,398
Long-term Capital Gains	199,632,904	117,369,049
Total	$ 306,246,236	$ 122,560,447

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Futures Contracts - continued

variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $(2,221,706) related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $2,507,771,818 and $2,337,256,072, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Growth as compared to its benchmark index, the Russell 2000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .66% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 218,076	$ 4,628
Class T	.25%	.25%	210,598	-
Class B	.75%	.25%	32,670	24,728
Class C	.75%	.25%	412,947	83,407
			$ 874,291	$ 112,763

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 58,222
Class T	14,217
Class B*	1,899
Class C*	4,695
$ 79,033

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 229,497.26
Class T	120,469.29
Class B	9,848.30
Class C	121,452.29
Small Cap Growth	2,290,179.20
Institutional Class	111,427.21
	$ 2,882,872

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $89,841 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,287,364.32%		$ 819

Redemptions In-Kind. During the period, 70,585,530 shares of the Fund held by affiliated entities were redeemed for investments with a value of $1,380,652,586. The net realized gain of $304,585,595 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemption is included in share transactions in the accompanying Statement of Changes

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Redemptions In-Kind - continued

in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,899 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds and includes $68,452 from securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $56,370 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $86.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $24,445.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2014 A	2013
From net realized gain
Class A	$ 13,043,180	$ 3,855,020
Class T	6,310,012	1,778,904
Class B	574,582	260,524
Class C	6,249,863	1,656,727
Small Cap Growth	191,545,684	74,940,038
Class F	80,609,253	37,680,389
Institutional Class	7,913,662	2,388,845
Total	$ 306,246,236	$ 122,560,447

A All Class F shares were redeemed on November 15, 2013.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2014 A	2013	2014 A	2013
Class A
Shares sold	1,706,264	969,311	$ 32,017,468	$ 16,711,827
Reinvestment of distributions	685,582	231,282	12,377,436	3,646,231
Shares redeemed	(1,267,150)	(1,149,326)	(23,663,751)	(19,219,034)
Net increase (decrease)	1,124,696	51,267	$ 20,731,153	$ 1,139,024
Class T
Shares sold	787,491	457,321	$ 14,539,628	$ 7,743,595
Reinvestment of distributions	341,036	106,640	6,061,090	1,660,117
Shares redeemed	(506,140)	(538,707)	(9,192,820)	(8,802,237)
Net increase (decrease)	622,387	25,254	$ 11,407,898	$ 601,475

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2014 A	2013	2014 A	2013
Class B
Shares sold	11,205	6,696	$ 198,217	$ 106,485
Reinvestment of distributions	32,147	16,337	548,598	246,159
Shares redeemed	(66,282)	(107,598)	(1,168,208)	(1,730,845)
Net increase (decrease)	(22,930)	(84,565)	$ (421,393)	$ (1,378,201)
Class C
Shares sold	918,904	456,788	$ 16,220,240	$ 7,531,447
Reinvestment of distributions	347,970	103,215	5,911,022	1,550,542
Shares redeemed	(510,512)	(428,305)	(8,883,388)	(6,821,754)
Net increase (decrease)	756,362	131,698	$ 13,247,874	$ 2,260,235
Small Cap Growth
Shares sold	30,614,664	10,379,088	$ 589,831,022	$ 182,249,151
Reinvestment of distributions	10,184,956	4,595,875	187,557,177	73,721,316
Shares redeemed	(48,426,256) B	(21,652,202)	(934,113,968) B	(371,997,767)
Net increase (decrease)	(7,626,636)	(6,677,239)	$ (156,725,769)	$ (116,027,300)
Class F
Shares sold	768,083	7,670,010	$ 15,293,461	$ 131,231,307
Reinvestment of distributions	4,357,257	2,336,095	80,609,253	37,680,389
Shares redeemed	(41,060,113) B	(6,554,937)	(806,457,595) B	(118,928,973)
Net increase (decrease)	(35,934,773)	3,451,168	$ (710,554,881)	$ 49,982,723
Institutional Class
Shares sold	933,934	727,207	$ 18,129,031	$ 12,757,998
Reinvestment of distributions	381,830	128,780	7,062,159	2,069,290
Shares redeemed	(1,069,577)	(580,321)	(20,552,810)	(9,884,418)
Net increase (decrease)	246,187	275,666	$ 4,638,380	$ 4,942,870

A All Class F shares were redeemed on November 15, 2013.

B Amount includes in-kind redemptions (see Note 6: Redemptions In-Kind).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 15, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 173 funds. Mr. Curvey oversees 397 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), a Director of FMR Co., Inc. (2007-2014) and was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).]

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Growth Fund voted to pay to shareholders of record at the opening of business, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Institutional Class	09/15/14	09/12/14	$1.188

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2014, $155,260,658, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 7% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 10% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in November 2011.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Growth Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Small Cap Growth Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class ranked below its competitive median for 2013 and the total expense ratio of Class T ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

(Fidelity Investment logo)(registered trademark)

ASCPI-UANN-0914
1.803721.109

Fidelity®

Small Cap Growth

Fund

Annual Report

July 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2014	Past 1 year	Past 5 years	Life of fund A
Fidelity® Small Cap Growth Fund	8.87%	17.01%	10.35%

A From November 3, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Growth Fund, a class of the fund, on November 3, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12-month period ending July 31, 2014, supported by corporate profits and continued low interest rates. The S&P 500® Index rose 16.94%, reaching an all-time high near period end. The technology-heavy Nasdaq Composite Index® gained 22.00%. The Russell 2000® Index returned 8.56%, reflecting the relatively lackluster performance of small-cap stocks. Information technology (+28%) was the top-performing sector within the S&P 500®, driven by strong semiconductor and computer hardware sales. Materials (+23%) gained amid higher prices for many commodity products. Health care (+21%) rose, driven by gains in pharmaceuticals, biotechnology & life sciences companies. Energy stocks (+19%) advanced in the latter part of the period amid healthy U.S. output and the threat of supply disruptions in Iraq. Conversely, most defensive sectors, including consumer staples, utilities and telecommunication services, lagged the broader market. Volatility remained tame throughout most of the period, with markets supported by declining unemployment, near-record profit margins for companies, muted cost inflation and fairly low corporate debt levels. Geopolitical tension remained a concern at period end, with conflict in Ukraine and strained relations between Russia and the West posing a potential threat to global growth.

Comments from Patrick Venanzi Portfolio Manager of Fidelity® Small Cap Growth Fund: For the year, the fund's Retail Class shares rose 8.87%, performing in line with the 8.93% gain of the Russell 2000® Growth Index. Relative to the index, the fund's top individual contributor was bioprocessing firm Repligen, a position I established during the period. Repligen has a terrific competitive position in several consumable products used to manufacture biologics, a class of drugs that I see as well-poised to outgrow the overall pharmaceuticals industry for years to come. Elsewhere, shares of Spirit Airlines rose more than 90% the past year, and our large overweighting helped results. I still like the story behind Spirit, but I nevertheless reduced our position as the stock climbed. Apparel retailer G-III Apparel Group also added value, as the company's shares gained on management's excellent execution in new categories, as well as the extremely cold weather. Conversely, BioScrip, a provider of home infusion services whereby patients can receive intravenous drugs without a visit to the hospital, was our largest individual detractor. The stock stumbled as the firm encountered challenges integrating two recent acquisitions, and I sold our stake. The fund also suffered by underweighting or not owning two stocks in the benchmark that did particularly well, Puma Biotechnology and solar panel manufacturer SunEdison, respectively.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 to July 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period* February 1, 2014 to July 31, 2014
Class A	1.23%
Actual		$ 1,000.00	$ 961.50	$ 5.98
HypotheticalA		$ 1,000.00	$ 1,018.70	$ 6.16
Class T	1.51%
Actual		$ 1,000.00	$ 960.30	$ 7.34
HypotheticalA		$ 1,000.00	$ 1,017.31	$ 7.55
Class B	2.03%
Actual		$ 1,000.00	$ 958.00	$ 9.86
HypotheticalA		$ 1,000.00	$ 1,014.73	$ 10.14
Class C	2.02%
Actual		$ 1,000.00	$ 957.80	$ 9.81
HypotheticalA		$ 1,000.00	$ 1,014.78	$ 10.09
Small Cap Growth	.93%
Actual		$ 1,000.00	$ 962.90	$ 4.53
HypotheticalA		$ 1,000.00	$ 1,020.18	$ 4.66
Institutional Class	.94%
Actual		$ 1,000.00	$ 963.00	$ 4.58
HypotheticalA		$ 1,000.00	$ 1,020.13	$ 4.71

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Team Health Holdings, Inc.	2.0	0.0
KAR Auction Services, Inc.	1.5	1.2
Hub Group, Inc. Class A	1.5	0.0
G-III Apparel Group Ltd.	1.5	1.0
Teledyne Technologies, Inc.	1.4	0.8
Huron Consulting Group, Inc.	1.4	1.1
Graphic Packaging Holding Co.	1.4	0.9
Service Corp. International	1.3	1.0
PolyOne Corp.	1.3	0.0
Global Payments, Inc.	1.3	0.7
	14.6
Top Five Market Sectors as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	22.7	23.9
Health Care	21.8	20.2
Industrials	16.0	15.9
Consumer Discretionary	13.5	13.5
Financials	6.8	8.4
Asset Allocation (% of fund's net assets)
As of July 31, 2014*		As of January 31, 2014**
	Stocks 98.0%		Stocks and Equity Futures 97.4%
	Short-Term Investments and Net Other Assets (Liabilities) 2.0%		Short-Term Investments and Net Other Assets (Liabilities) 2.6%
* Foreign investments	5.8%	** Foreign investments	5.0%

Annual Report

Investments July 31, 2014

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
CONSUMER DISCRETIONARY - 13.5%
Auto Components - 2.9%
Standard Motor Products, Inc.	265,717	$ 9,579,098
Tenneco, Inc. (a)	220,300	14,033,110
Visteon Corp. (a)	145,000	13,847,500
		37,459,708
Diversified Consumer Services - 1.3%
Service Corp. International	820,300	17,226,300
Household Durables - 0.8%
Universal Electronics, Inc. (a)	230,114	10,960,330
Internet & Catalog Retail - 0.6%
HomeAway, Inc. (a)	240,000	8,332,800
Leisure Products - 1.7%
Brunswick Corp.	252,600	10,187,358
Malibu Boats, Inc. Class A (a)	590,000	11,357,500
		21,544,858
Media - 0.9%
Cablevision Systems Corp. - NY Group Class A	200,000	3,844,000
Live Nation Entertainment, Inc. (a)	350,000	8,123,500
		11,967,500
Multiline Retail - 1.6%
Burlington Stores, Inc.	170,000	5,564,100
Dillard's, Inc. Class A	100,000	11,922,000
Tuesday Morning Corp. (a)	163,789	2,695,967
		20,182,067
Textiles, Apparel & Luxury Goods - 3.7%
G-III Apparel Group Ltd. (a)	245,300	19,052,451
Iconix Brand Group, Inc. (a)	223,800	9,451,074
Steven Madden Ltd. (a)	283,000	9,013,550
Vera Bradley, Inc. (a)	500,000	9,915,000
		47,432,075
TOTAL CONSUMER DISCRETIONARY		175,105,638
CONSUMER STAPLES - 4.0%
Food Products - 1.5%
Darling International, Inc. (a)	600,000	11,232,000
Ingredion, Inc.	100,000	7,363,000
		18,595,000
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Household Products - 1.2%
Spectrum Brands Holdings, Inc.	190,000	$ 15,846,000
Personal Products - 1.3%
Inter Parfums, Inc.	276,185	7,216,714
MediFast, Inc. (a)	350,000	10,048,500
		17,265,214
TOTAL CONSUMER STAPLES		51,706,214
ENERGY - 4.8%
Energy Equipment & Services - 1.3%
Dril-Quip, Inc. (a)	59,900	6,036,123
Xtreme Drilling & Coil Services Corp. (a)	2,541,700	11,095,971
		17,132,094
Oil, Gas & Consumable Fuels - 3.5%
Golar LNG Ltd. (d)	140,000	8,625,400
MPLX LP	161,157	9,145,660
Phillips 66 Partners LP	171,525	10,969,024
StealthGas, Inc. (a)	600,000	6,420,000
Valero Energy Partners LP	210,000	9,760,800
		44,920,884
TOTAL ENERGY		62,052,978
FINANCIALS - 6.8%
Banks - 2.5%
Banner Bank	110,284	4,437,828
Investors Bancorp, Inc.	1,100,000	11,385,000
Lakeland Financial Corp.	203,700	7,412,643
Pacific Premier Bancorp, Inc. (a)	648,586	9,274,780
		32,510,251
Capital Markets - 1.7%
E*TRADE Financial Corp. (a)	310,200	6,520,404
FXCM, Inc. Class A (d)	311,264	4,239,416
Lazard Ltd. Class A	215,000	11,244,500
		22,004,320
Consumer Finance - 0.5%
Portfolio Recovery Associates, Inc. (a)	100,000	5,896,000
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - 1.2%
Amerisafe, Inc.	106,448	$ 3,895,997
Primerica, Inc.	264,219	12,175,212
		16,071,209
Thrifts & Mortgage Finance - 0.9%
Meridian Bancorp, Inc. (a)	1,101,780	11,965,331
TOTAL FINANCIALS		88,447,111
HEALTH CARE - 21.8%
Biotechnology - 9.0%
BioCryst Pharmaceuticals, Inc. (a)	500,000	6,260,000
Celldex Therapeutics, Inc. (a)(d)	293,400	3,840,606
Chimerix, Inc. (a)	210,100	4,773,472
Cubist Pharmaceuticals, Inc.	41,262	2,512,856
Dyax Corp. (a)	650,000	6,123,000
Exact Sciences Corp. (a)(d)	731,705	11,421,915
Genomic Health, Inc. (a)(d)	225,288	5,740,338
Hyperion Therapeutics, Inc. (a)	121,500	2,766,555
Insmed, Inc. (a)	223,400	3,817,906
Intercept Pharmaceuticals, Inc. (a)	30,600	7,110,216
Isis Pharmaceuticals, Inc. (a)	224,457	6,955,922
Lion Biotechnologies, Inc. (a)	300,000	2,145,000
Medivation, Inc. (a)	64,800	4,810,104
Mirati Therapeutics, Inc. (a)	170,820	3,103,799
Novavax, Inc. (a)	1,218,200	5,274,806
Puma Biotechnology, Inc. (a)	36,600	8,114,952
Receptos, Inc. (a)	81,069	3,357,067
Repligen Corp. (a)	490,000	10,275,300
Stemline Therapeutics, Inc. (a)	104,500	1,338,645
Sunesis Pharmaceuticals, Inc. (a)(d)	550,600	3,622,948
Synageva BioPharma Corp. (a)(d)	109,200	7,470,372
Threshold Pharmaceuticals, Inc. (a)(d)	604,453	2,544,747
XOMA Corp. (a)	800,400	3,105,552
		116,486,078
Health Care Equipment & Supplies - 4.0%
Accuray, Inc. (a)(d)	600,000	4,722,000
DexCom, Inc. (a)	100,000	3,768,000
Greatbatch, Inc. (a)	61,615	3,050,559
Ldr Holding Corp.	475,000	10,882,250
Novadaq Technologies, Inc. (a)	576,300	8,840,442
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
NxStage Medical, Inc. (a)	300,000	$ 4,005,000
Quidel Corp. (a)(d)	113,800	2,716,406
Steris Corp.	281,400	14,317,632
		52,302,289
Health Care Providers & Services - 4.9%
Accretive Health, Inc. (a)	1,137,226	9,575,443
LifePoint Hospitals, Inc. (a)	80,000	5,737,600
Omnicare, Inc.	190,000	11,875,000
Select Medical Holdings Corp.	400,000	6,216,000
Team Health Holdings, Inc. (a)	454,400	25,696,318
Wellcare Health Plans, Inc. (a)	65,937	4,113,150
		63,213,511
Health Care Technology - 1.3%
athenahealth, Inc. (a)(d)	45,000	5,598,000
MedAssets, Inc. (a)	530,000	11,257,200
		16,855,200
Life Sciences Tools & Services - 2.4%
Bruker BioSciences Corp. (a)	323,700	7,357,701
Fluidigm Corp. (a)	246,000	7,042,980
ICON PLC (a)	190,000	9,842,000
Techne Corp.	78,888	7,361,828
		31,604,509
Pharmaceuticals - 0.2%
Flamel Technologies SA sponsored ADR (a)	212,002	2,825,987
TOTAL HEALTH CARE		283,287,574
INDUSTRIALS - 16.0%
Aerospace & Defense - 2.4%
Esterline Technologies Corp. (a)	120,000	13,026,000
Teledyne Technologies, Inc. (a)	197,700	18,030,240
		31,056,240
Air Freight & Logistics - 1.6%
Hub Group, Inc. Class A (a)	425,000	19,626,500
Park-Ohio Holdings Corp.	21,154	1,255,701
		20,882,201
Airlines - 1.1%
Spirit Airlines, Inc. (a)	214,500	14,032,590
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 2.5%
KAR Auction Services, Inc.	691,900	$ 20,279,589
Msa Safety, Inc.	145,979	7,558,793
Multi-Color Corp.	131,853	5,191,053
		33,029,435
Electrical Equipment - 0.3%
AZZ, Inc.	100,000	4,364,000
Machinery - 5.5%
Allison Transmission Holdings, Inc.	530,000	15,518,400
Crane Co.	160,000	10,977,600
ITT Corp.	213,812	9,828,938
Luxfer Holdings PLC sponsored ADR	413,066	7,852,385
Manitowoc Co., Inc.	260,000	6,905,600
NN, Inc.	36,870	1,069,230
Superior Drilling Products, Inc. (e)	1,294,115	8,049,395
Valmont Industries, Inc.	50,000	7,281,500
Woodward, Inc.	70,216	3,507,991
		70,991,039
Professional Services - 2.3%
CBIZ, Inc. (a)	1,469,100	11,987,856
Huron Consulting Group, Inc. (a)	286,700	17,328,148
		29,316,004
Road & Rail - 0.3%
Marten Transport Ltd.	159,359	3,225,426
TOTAL INDUSTRIALS		206,896,935
INFORMATION TECHNOLOGY - 22.7%
Communications Equipment - 0.3%
Plantronics, Inc.	100,000	4,697,000
Electronic Equipment & Components - 2.3%
CDW Corp.	280,000	8,649,200
Ingram Micro, Inc. Class A (a)	480,000	13,776,000
Neonode, Inc. (a)(d)	848,022	2,306,620
RealD, Inc. (a)	442,300	4,675,111
		29,406,931
Internet Software & Services - 4.6%
comScore, Inc. (a)	290,641	10,518,298
Cvent, Inc. (d)	387,646	10,586,612
Demandware, Inc. (a)(d)	134,984	8,131,436
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
E2open, Inc. (a)(d)	657,094	$ 10,631,781
NIC, Inc.	358,940	6,055,318
Perficient, Inc. (a)	99,910	1,697,471
Stamps.com, Inc. (a)	383,796	12,139,467
		59,760,383
IT Services - 4.7%
Computer Sciences Corp.	180,000	11,230,200
EVERTEC, Inc.	389,400	8,706,984
Global Payments, Inc.	240,500	16,659,435
Maximus, Inc.	206,900	8,557,384
Sapient Corp. (a)	797,200	11,766,672
Sykes Enterprises, Inc. (a)	176,953	3,662,927
		60,583,602
Semiconductors & Semiconductor Equipment - 3.7%
Integrated Silicon Solution, Inc.	513,994	7,514,592
MKS Instruments, Inc.	170,000	5,402,600
Monolithic Power Systems, Inc.	269,900	11,130,676
PDF Solutions, Inc. (a)	631,672	12,102,836
Tessera Technologies, Inc.	450,000	11,434,500
		47,585,204
Software - 5.6%
Aspen Technology, Inc. (a)	373,100	16,207,464
Cadence Design Systems, Inc. (a)	700,000	11,781,000
Evolving Systems, Inc.	300,000	2,964,000
Interactive Intelligence Group, Inc. (a)	364,733	16,547,936
Rovi Corp. (a)	430,000	10,049,100
SS&C Technologies Holdings, Inc. (a)	243,600	10,550,316
Vasco Data Security International, Inc. (a)	189,366	2,569,697
Verint Systems, Inc. (a)	36,660	1,720,820
		72,390,333
Technology Hardware, Storage & Peripherals - 1.5%
Electronics for Imaging, Inc. (a)	375,100	16,530,657
Immersion Corp. (a)	253,470	3,459,866
		19,990,523
TOTAL INFORMATION TECHNOLOGY		294,413,976
Common Stocks - continued
	Shares	Value
MATERIALS - 6.0%
Chemicals - 2.7%
Cabot Corp.	147,146	$ 7,708,979
Cytec Industries, Inc.	100,000	10,085,000
PolyOne Corp.	450,000	17,077,500
		34,871,479
Construction Materials - 0.9%
Eagle Materials, Inc.	133,168	12,094,318
Containers & Packaging - 2.4%
Graphic Packaging Holding Co. (a)	1,443,700	17,324,400
Silgan Holdings, Inc.	265,552	13,070,469
		30,394,869
TOTAL MATERIALS		77,360,666
TELECOMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 1.9%
Cogent Communications Group, Inc.	400,000	13,884,000
inContact, Inc. (a)	1,300,000	10,387,000
		24,271,000
UTILITIES - 0.5%
Independent Power and Renewable Electricity Producers - 0.5%
NextEra Energy Partners LP	206,500	7,029,260
TOTAL COMMON STOCKS (Cost $1,189,621,783)		1,270,571,352
Money Market Funds - 3.9%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	4,831,978	4,831,978
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	45,930,575	45,930,575
TOTAL MONEY MARKET FUNDS (Cost $50,762,553)		50,762,553
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $1,240,384,336)		1,321,333,905
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(24,235,291)
NET ASSETS - 100%		$ 1,297,098,614
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 41,667
Fidelity Securities Lending Cash Central Fund	1,724,148
Total	$ 1,765,815
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Parametric Sound Corp.	$ 11,382,447	$ -	$ 9,334,036*	$ -	$ -
Superior Drilling Products, Inc.	-	5,573,300	-	-	8,049,395
Xtreme Drilling & Coil Services Corp.	14,769,740	7,453,947	13,187,684*	-	-
Zedi, Inc.	4,053,675	-	4,333,432	-	-
Total	$ 30,205,862	$ 13,027,247	$ 26,855,152	$ -	$ 8,049,395

* Includes the value of securities delivered through in-kind transactions.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2014

Assets
Investment in securities, at value (including securities loaned of $43,224,490) - See accompanying schedule: Unaffiliated issuers (cost $1,184,048,483)	$ 1,262,521,957
Fidelity Central Funds (cost $50,762,553)	50,762,553
Other affiliated issuers (cost $5,573,300)	8,049,395
Total Investments (cost $1,240,384,336)		$ 1,321,333,905
Cash		1,077,543
Receivable for investments sold		70,156,652
Receivable for fund shares sold		1,080,689
Dividends receivable		432,657
Distributions receivable from Fidelity Central Funds		147,646
Receivable from investment adviser for expense reductions		744
Other receivables		26,021
Total assets		1,394,255,857

Liabilities
Payable for investments purchased	$ 46,312,173
Payable for fund shares redeemed	3,819,361
Accrued management fee	678,266
Distribution and service plan fees payable	77,290
Other affiliated payables	277,336
Other payables and accrued expenses	62,242
Collateral on securities loaned, at value	45,930,575
Total liabilities		97,157,243

Net Assets		$ 1,297,098,614
Net Assets consist of:
Paid in capital		$ 1,141,004,177
Accumulated net investment loss		(4,082,221)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		79,230,791
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		80,945,867
Net Assets		$ 1,297,098,614

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($88,821,558 ÷ 4,937,588 shares)	$ 17.99

Maximum offering price per share (100/94.25 of $17.99)	$ 19.09
Class T: Net Asset Value and redemption price per share ($42,586,335 ÷ 2,411,859 shares)	$ 17.66

Maximum offering price per share (100/96.50 of $17.66)	$ 18.30
Class B: Net Asset Value and offering price per share ($2,763,621 ÷ 163,933 shares)A	$ 16.86

Class C: Net Asset Value and offering price per share ($42,215,155 ÷ 2,515,912 shares)A	$ 16.78

Small Cap Growth: Net Asset Value, offering price and redemption price per share ($1,069,105,078 ÷ 57,935,831 shares)	$ 18.45

Institutional Class: Net Asset Value, offering price and redemption price per share ($51,606,867 ÷ 2,791,390 shares)	$ 18.49

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2014

Investment Income
Dividends		$ 7,894,062
Interest		288
Income from Fidelity Central Funds (including $1,724,148 from security lending)		1,765,815
Total income		9,660,165

Expenses
Management fee Basic fee	$ 11,347,434
Performance adjustment	(699,324)
Transfer agent fees	2,882,872
Distribution and service plan fees	874,291
Accounting and security lending fees	519,891
Custodian fees and expenses	71,344
Independent trustees' compensation	7,051
Registration fees	192,913
Audit	59,462
Legal	6,624
Interest	819
Miscellaneous	17,559
Total expenses before reductions	15,280,936
Expense reductions	(80,901)	15,200,035
Net investment income (loss)		(5,539,870)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	228,023,968
Redemption in-kind with affiliated entities (including gain from other affiliated issuers of $4,613,051)	304,585,595
Other affiliated issuers	(398,906)
Foreign currency transactions	(13,148)
Futures contracts	(2,221,706)
Total net realized gain (loss)		529,975,803
Change in net unrealized appreciation (depreciation) on: Investment securities	(344,219,875)
Assets and liabilities in foreign currencies	691
Total change in net unrealized appreciation (depreciation)		(344,219,184)
Net gain (loss)		185,756,619
Net increase (decrease) in net assets resulting from operations		$ 180,216,749
See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2014	Year ended July 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (5,539,870)	$ 2,185,197
Net realized gain (loss)	529,975,803	327,291,382
Change in net unrealized appreciation (depreciation)	(344,219,184)	244,679,550
Net increase (decrease) in net assets resulting from operations	180,216,749	574,156,129
Distributions to shareholders from net realized gain	(306,246,236)	(122,560,447)
Share transactions - net increase (decrease)	(817,676,738)	(58,479,174)
Redemption fees	398,744	117,383
Total increase (decrease) in net assets	(943,307,481)	393,233,891

Net Assets
Beginning of period	2,240,406,095	1,847,172,204
End of period (including accumulated net investment loss of $4,082,221 and accumulated net investment loss of $0, respectively)	$ 1,297,098,614	$ 2,240,406,095

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.66	$ 15.87	$ 16.42	$ 12.66	$ 10.79
Income from Investment Operations
Net investment income (loss) C	(.12)	(.04)	(.07) F	(.07) G	(.07) H
Net realized and unrealized gain (loss)	1.69	4.87	(.16)	3.84	1.94
Total from investment operations	1.57	4.83	(.23)	3.77	1.87
Distributions from net realized gain	(3.24)	(1.04)	(.32)	(.01) L	-
Redemption fees added to paid in capital C, J	-	-	-	-	-
Net asset value, end of period	$ 17.99	$ 19.66	$ 15.87	$ 16.42	$ 12.66
Total ReturnA, B	8.58%	32.20%	(1.14)%	29.78%	17.33%
Ratios to Average Net Assets D, I
Expenses before reductions	1.22%	1.24%	1.35%	1.25%	1.35%
Expenses net of fee waivers, if any	1.22%	1.24%	1.35%	1.25%	1.35%
Expenses net of all reductions	1.22%	1.22%	1.34%	1.23%	1.34%
Net investment income (loss)	(.62)%	(.26)%	(.49)% F	(.47)% G	(.56)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 88,822	$ 74,978	$ 59,684	$ 67,272	$ 50,620
Portfolio turnover rate E	148% K	142%	150%	106%	105%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.57)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.61)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.67)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Portfolio turnover rate excludes securities received or delivered in-kind.

L The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.38	$ 15.68	$ 16.27	$ 12.57	$ 10.74
Income from Investment Operations
Net investment income (loss) C	(.16)	(.09)	(.11) F	(.11) G	(.10) H
Net realized and unrealized gain (loss)	1.66	4.82	(.16)	3.81	1.93
Total from investment operations	1.50	4.73	(.27)	3.70	1.83
Distributions from net realized gain	(3.22)	(1.03)	(.32)	-	-
Redemption fees added to paid in capital C, J	-	-	-	-	-
Net asset value, end of period	$ 17.66	$ 19.38	$ 15.68	$ 16.27	$ 12.57
Total ReturnA, B	8.30%	31.87%	(1.41)%	29.44%	17.04%
Ratios to Average Net Assets D, I
Expenses before reductions	1.50%	1.49%	1.61%	1.50%	1.61%
Expenses net of fee waivers, if any	1.50%	1.49%	1.61%	1.50%	1.61%
Expenses net of all reductions	1.49%	1.48%	1.60%	1.49%	1.60%
Net investment income (loss)	(.90)%	(.52)%	(.74)% F	(.73)% G	(.82)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 42,586	$ 34,686	$ 27,658	$ 30,764	$ 23,930
Portfolio turnover rate E	148% K	142%	150%	106%	105%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.83)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.86)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.93)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 18.65	$ 15.19	$ 15.86	$ 12.30	$ 10.57
Income from Investment Operations
Net investment income (loss) C	(.25)	(.16)	(.18) F	(.18) G	(.16) H
Net realized and unrealized gain (loss)	1.60	4.64	(.17)	3.74	1.89
Total from investment operations	1.35	4.48	(.35)	3.56	1.73
Distributions from net realized gain	(3.14)	(1.02)	(.32)	-	-
Redemption fees added to paid in capital C, J	-	-	-	-	-
Net asset value, end of period	$ 16.86	$ 18.65	$ 15.19	$ 15.86	$ 12.30
Total ReturnA, B	7.73%	31.25%	(1.96)%	28.94%	16.37%
Ratios to Average Net Assets D, I
Expenses before reductions	2.01%	1.99%	2.10%	2.00%	2.11%
Expenses net of fee waivers, if any	2.01%	1.99%	2.10%	2.00%	2.11%
Expenses net of all reductions	2.01%	1.97%	2.09%	1.98%	2.09%
Net investment income (loss)	(1.41)%	(1.01)%	(1.23)% F	(1.22)% G	(1.32)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,764	$ 3,486	$ 4,123	$ 5,295	$ 5,142
Portfolio turnover rate E	148% K	142%	150%	106%	105%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.32)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.36)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.42)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 18.62	$ 15.16	$ 15.83	$ 12.28	$ 10.55
Income from Investment Operations
Net investment income (loss) C	(.25)	(.16)	(.18) F	(.18) G	(.16) H
Net realized and unrealized gain (loss)	1.59	4.64	(.17)	3.73	1.89
Total from investment operations	1.34	4.48	(.35)	3.55	1.73
Distributions from net realized gain	(3.18)	(1.02)	(.32)	-	-
Redemption fees added to paid in capital C, J	-	-	-	-	-
Net asset value, end of period	$ 16.78	$ 18.62	$ 15.16	$ 15.83	$ 12.28
Total ReturnA, B	7.70%	31.32%	(1.96)%	28.91%	16.40%
Ratios to Average Net Assets D, I
Expenses before reductions	2.01%	1.99%	2.10%	2.00%	2.11%
Expenses net of fee waivers, if any	2.00%	1.99%	2.10%	2.00%	2.11%
Expenses net of all reductions	2.00%	1.97%	2.09%	1.98%	2.09%
Net investment income (loss)	(1.41)%	(1.01)%	(1.24)% F	(1.22)% G	(1.32)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 42,215	$ 32,756	$ 24,683	$ 24,914	$ 18,091
Portfolio turnover rate E	148% K	142%	150%	106%	105%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.32)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.36)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.42)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Growth

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 20.07	$ 16.14	$ 16.65	$ 12.81	$ 10.89
Income from Investment Operations
Net investment income (loss) B	(.06)	.01	(.03) E	(.03) F	(.04) G
Net realized and unrealized gain (loss)	1.71	4.98	(.16)	3.90	1.96
Total from investment operations	1.65	4.99	(.19)	3.87	1.92
Distributions from net realized gain	(3.27)	(1.06)	(.32)	(.03) K	-
Redemption fees added to paid in capital B, I	-	-	-	-	-
Net asset value, end of period	$ 18.45	$ 20.07	$ 16.14	$ 16.65	$ 12.81
Total ReturnA	8.87%	32.74%	(.88)%	30.20%	17.63%
Ratios to Average Net Assets C, H
Expenses before reductions	.91%	.90%	1.03%	.95%	1.08%
Expenses net of fee waivers, if any	.90%	.90%	1.03%	.95%	1.08%
Expenses net of all reductions	.90%	.88%	1.02%	.93%	1.07%
Net investment income (loss)	(.31)%	.08%	(.16)% E	(.17)% F	(.29)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,069,105	$ 1,315,659	$ 1,166,101	$ 1,382,688	$ 1,204,818
Portfolio turnover rate D	148% J	142%	150%	106%	105%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.25)%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.31)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.39)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

K The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 20.10	$ 16.17	$ 16.68	$ 12.83	$ 10.91
Income from Investment Operations
Net investment income (loss) B	(.06)	.01	(.03) E	(.03) F	(.03) G
Net realized and unrealized gain (loss)	1.72	4.98	(.16)	3.91	1.95
Total from investment operations	1.66	4.99	(.19)	3.88	1.92
Distributions from net realized gain	(3.27)	(1.06)	(.32)	(.03) K	-
Redemption fees added to paid in capital B, I	-	-	-	-	-
Net asset value, end of period	$ 18.49	$ 20.10	$ 16.17	$ 16.68	$ 12.83
Total ReturnA	8.89%	32.65%	(.88)%	30.24%	17.60%
Ratios to Average Net Assets C, H
Expenses before reductions	.92%	.92%	1.06%	.94%	1.03%
Expenses net of fee waivers, if any	.92%	.92%	1.06%	.94%	1.03%
Expenses net of all reductions	.92%	.91%	1.05%	.93%	1.02%
Net investment income (loss)	(.32)%	.06%	(.19)% E	(.17)% F	(.24)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 51,607	$ 51,158	$ 36,694	$ 41,440	$ 25,650
Portfolio turnover rateD	148% J	142%	150%	106%	105%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.28)%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.30)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

K The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2014

1. Organization.

Fidelity® Small Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Small Cap Growth and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. The Fund offered Class F shares during the period June 26, 2009 through November 15, 2013, and all outstanding shares were redeemed by November 15, 2013. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to in-kind transactions, futures transactions, foreign currency transactions, partnerships and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 133,804,925
Gross unrealized depreciation	(55,161,096)
Net unrealized appreciation (depreciation) on securities	$ 78,643,829

Tax Cost	$ 1,242,690,076

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 81,536,530
Net unrealized appreciation (depreciation) on securities and other investments	$ 78,640,127

The Fund intends to elect to defer to its next fiscal year $4,082,221 of ordinary losses recognized during the period January 1, 2014 to July 31, 2014.

The tax character of distributions paid was as follows:

	July 31, 2014	July 31, 2013
Ordinary Income	$ 106,613,332	$ 5,191,398
Long-term Capital Gains	199,632,904	117,369,049
Total	$ 306,246,236	$ 122,560,447

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Futures Contracts - continued

variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $(2,221,706) related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $2,507,771,818 and $2,337,256,072, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Growth as compared to its benchmark index, the Russell 2000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .66% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 218,076	$ 4,628
Class T	.25%	.25%	210,598	-
Class B	.75%	.25%	32,670	24,728
Class C	.75%	.25%	412,947	83,407
			$ 874,291	$ 112,763

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 58,222
Class T	14,217
Class B*	1,899
Class C*	4,695
$ 79,033

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 229,497.26
Class T	120,469.29
Class B	9,848.30
Class C	121,452.29
Small Cap Growth	2,290,179.20
Institutional Class	111,427.21
	$ 2,882,872

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $89,841 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,287,364.32%		$ 819

Redemptions In-Kind. During the period, 70,585,530 shares of the Fund held by affiliated entities were redeemed for investments with a value of $1,380,652,586. The net realized gain of $304,585,595 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemption is included in share transactions in the accompanying Statement of Changes

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Redemptions In-Kind - continued

in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,899 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds and includes $68,452 from securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $56,370 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $86.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $24,445.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2014 A	2013
From net realized gain
Class A	$ 13,043,180	$ 3,855,020
Class T	6,310,012	1,778,904
Class B	574,582	260,524
Class C	6,249,863	1,656,727
Small Cap Growth	191,545,684	74,940,038
Class F	80,609,253	37,680,389
Institutional Class	7,913,662	2,388,845
Total	$ 306,246,236	$ 122,560,447

A All Class F shares were redeemed on November 15, 2013.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2014 A	2013	2014 A	2013
Class A
Shares sold	1,706,264	969,311	$ 32,017,468	$ 16,711,827
Reinvestment of distributions	685,582	231,282	12,377,436	3,646,231
Shares redeemed	(1,267,150)	(1,149,326)	(23,663,751)	(19,219,034)
Net increase (decrease)	1,124,696	51,267	$ 20,731,153	$ 1,139,024
Class T
Shares sold	787,491	457,321	$ 14,539,628	$ 7,743,595
Reinvestment of distributions	341,036	106,640	6,061,090	1,660,117
Shares redeemed	(506,140)	(538,707)	(9,192,820)	(8,802,237)
Net increase (decrease)	622,387	25,254	$ 11,407,898	$ 601,475

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2014 A	2013	2014 A	2013
Class B
Shares sold	11,205	6,696	$ 198,217	$ 106,485
Reinvestment of distributions	32,147	16,337	548,598	246,159
Shares redeemed	(66,282)	(107,598)	(1,168,208)	(1,730,845)
Net increase (decrease)	(22,930)	(84,565)	$ (421,393)	$ (1,378,201)
Class C
Shares sold	918,904	456,788	$ 16,220,240	$ 7,531,447
Reinvestment of distributions	347,970	103,215	5,911,022	1,550,542
Shares redeemed	(510,512)	(428,305)	(8,883,388)	(6,821,754)
Net increase (decrease)	756,362	131,698	$ 13,247,874	$ 2,260,235
Small Cap Growth
Shares sold	30,614,664	10,379,088	$ 589,831,022	$ 182,249,151
Reinvestment of distributions	10,184,956	4,595,875	187,557,177	73,721,316
Shares redeemed	(48,426,256) B	(21,652,202)	(934,113,968) B	(371,997,767)
Net increase (decrease)	(7,626,636)	(6,677,239)	$ (156,725,769)	$ (116,027,300)
Class F
Shares sold	768,083	7,670,010	$ 15,293,461	$ 131,231,307
Reinvestment of distributions	4,357,257	2,336,095	80,609,253	37,680,389
Shares redeemed	(41,060,113) B	(6,554,937)	(806,457,595) B	(118,928,973)
Net increase (decrease)	(35,934,773)	3,451,168	$ (710,554,881)	$ 49,982,723
Institutional Class
Shares sold	933,934	727,207	$ 18,129,031	$ 12,757,998
Reinvestment of distributions	381,830	128,780	7,062,159	2,069,290
Shares redeemed	(1,069,577)	(580,321)	(20,552,810)	(9,884,418)
Net increase (decrease)	246,187	275,666	$ 4,638,380	$ 4,942,870

A All Class F shares were redeemed on November 15, 2013.

B Amount includes in-kind redemptions (see Note 6: Redemptions In-Kind).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 15, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 173 funds. Mr. Curvey oversees 397 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), a Director of FMR Co., Inc. (2007-2014) and was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).]

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Growth Fund voted to pay on September 15, 2014, to shareholders of record at the opening of business on September 12, 2014, a distribution of $1.188 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2014, $155,260,658, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 7% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 10% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in November 2011.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Growth Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Small Cap Growth Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class ranked below its competitive median for 2013 and the total expense ratio of Class T ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SCP-UANN-0914
1.803694.109

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Small Cap Value

Fund - Class A, Class T,
Class B and Class C

Annual Report

July 31, 2014

(Fidelity Cover Art)

Class A, Class T, Class B
and Class C are classes of
Fidelity® Small Cap Value Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2014	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	0.69%	15.38%	10.29%
Class T (incl. 3.50% sales charge)	2.85%	15.64%	10.29%
Class B (incl. contingent deferred sales charge) B	1.15%	15.63%	10.36%
Class C (incl. contingent deferred sales charge) C	5.02%	15.85%	10.14%

A From November 3, 2004.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Small Cap Value Fund - Class A on November 3, 2004, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12-month period ending July 31, 2014, supported by corporate profits and continued low interest rates. The S&P 500® Index rose 16.94%, reaching an all-time high near period end. The technology-heavy Nasdaq Composite Index® gained 22.00%. The Russell 2000® Index returned 8.56%, reflecting the relatively lackluster performance of small-cap stocks. Information technology (+28%) was the top-performing sector within the S&P 500®, driven by strong semiconductor and computer hardware sales. Materials (+23%) gained amid higher prices for many commodity products. Health care (+21%) rose, driven by gains in pharmaceuticals, biotechnology & life sciences companies. Energy stocks (+19%) advanced in the latter part of the period amid healthy U.S. output and the threat of supply disruptions in Iraq. Conversely, most defensive sectors, including consumer staples, utilities and telecommunication services, lagged the broader market. Volatility remained tame throughout most of the period, with markets supported by declining unemployment, near-record profit margins for companies, muted cost inflation and fairly low corporate debt levels. Geopolitical tension remained a concern at period end, with conflict in Ukraine and strained relations between Russia and the West posing a potential threat to global growth.

Comments from Charles Myers and Derek Janssen, Lead Portfolio Manager and Co-Portfolio Manager, respectively, of Fidelity Advisor® Small Cap Value Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 6.83%, 6.58%, 5.92% and 5.97%, respectively (excluding sales charges), trailing the 8.18% gain of the benchmark Russell 2000® Value Index. The fund was hampered the most by subpar security selection in industrials. Conversely, the fund enjoyed very good results from our picks in information technology. The biggest detractor by far was furniture and appliance rent-to-own business Rent-A-Center, which faced several business challenges during the period. Another notable detractor was Quad/Graphics, a very inexpensively valued commercial printing company. After Quad/Graphics issued a disappointing financial report in November, we reassessed our position in the stock and began to reduce the fund's stake. In contrast, the fund benefited from an out-of-benchmark position in Chemed, which runs two very different businesses - the Roto-Rooter® plumbing service and a network of professionals offering end-of-life hospice care. Chemed's shares rose about 44% during the period. Another boost came from owning energy companies LinnCo and Berry Petroleum, the latter of which was acquired by the former. Chemed and LinnCo were not in the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 to July 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period* February 1, 2014 to July 31, 2014
Class A	1.38%
Actual		$ 1,000.00	$ 1,027.20	$ 6.94
HypotheticalA		$ 1,000.00	$ 1,017.95	$ 6.90
Class T	1.62%
Actual		$ 1,000.00	$ 1,025.90	$ 8.14
HypotheticalA		$ 1,000.00	$ 1,016.76	$ 8.10
Class B	2.21%
Actual		$ 1,000.00	$ 1,023.10	$ 11.09
HypotheticalA		$ 1,000.00	$ 1,013.84	$ 11.04
Class C	2.14%
Actual		$ 1,000.00	$ 1,023.10	$ 10.73
HypotheticalA		$ 1,000.00	$ 1,014.18	$ 10.69
Small Cap Value	1.10%
Actual		$ 1,000.00	$ 1,028.40	$ 5.53
HypotheticalA		$ 1,000.00	$ 1,019.34	$ 5.51
Institutional Class	1.11%
Actual		$ 1,000.00	$ 1,028.40	$ 5.58
HypotheticalA		$ 1,000.00	$ 1,019.29	$ 5.56

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Tech Data Corp.	2.9	2.6
PacWest Bancorp	2.9	1.8
Federated Investors, Inc. Class B (non-vtg.)	2.9	2.9
TCF Financial Corp.	2.8	2.8
World Fuel Services Corp.	2.8	3.0
Endurance Specialty Holdings Ltd.	2.5	2.7
First Citizen Bancshares, Inc.	2.3	1.9
Ingram Micro, Inc. Class A	2.3	1.9
DCT Industrial Trust, Inc.	2.3	2.0
Aspen Insurance Holdings Ltd.	2.3	2.1
	26.0
Top Five Market Sectors as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	40.8	38.9
Industrials	14.3	14.8
Information Technology	13.1	13.5
Consumer Discretionary	10.4	11.9
Health Care	6.6	5.5
Asset Allocation (% of fund's net assets)
As of July 31, 2014*		As of January 31, 2014**
	Stocks 99.5%		Stocks 100.0%
	Short-Term Investments and Net Other Assets (Liabilities) 0.5%		Short-Term Investments and Net Other Assets (Liabilities) 0.0%
* Foreign investments	8.9%	** Foreign investments	7.5%

Annual Report

Investments July 31, 2014

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
CONSUMER DISCRETIONARY - 10.4%
Auto Components - 0.2%
Standard Motor Products, Inc.	143,301	$ 5,166,001
Diversified Consumer Services - 0.7%
Regis Corp.	1,515,900	21,116,487
Multiline Retail - 1.9%
Big Lots, Inc.	1,212,700	53,055,625
Specialty Retail - 7.5%
Aarons, Inc. Class A	2,295,100	60,544,738
Genesco, Inc. (a)	617,728	47,114,115
Murphy U.S.A., Inc. (a)	1,060,715	52,420,535
Rent-A-Center, Inc.	1,646,367	39,414,026
Tsutsumi Jewelry Co. Ltd.	520,900	13,304,726
		212,798,140
Textiles, Apparel & Luxury Goods - 0.1%
Vera Bradley, Inc. (a)	231,000	4,580,730
TOTAL CONSUMER DISCRETIONARY		296,716,983
CONSUMER STAPLES - 2.7%
Food Products - 1.5%
Post Holdings, Inc. (a)	931,300	41,833,996
Tobacco - 1.2%
Universal Corp. (d)	660,000	34,273,800
TOTAL CONSUMER STAPLES		76,107,796
ENERGY - 4.8%
Energy Equipment & Services - 0.4%
ShawCor Ltd. Class A	246,000	12,451,727
Oil, Gas & Consumable Fuels - 4.4%
LinnCo LLC (d)	507,788	14,771,553
Northern Oil & Gas, Inc. (a)(d)	1,958,249	31,508,226
World Fuel Services Corp.	1,823,800	78,332,210
		124,611,989
TOTAL ENERGY		137,063,716
FINANCIALS - 40.8%
Banks - 14.4%
Associated Banc-Corp.	2,945,300	52,779,776
City National Corp.	840,300	63,232,575
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Banks - continued
CVB Financial Corp.	2,361,688	$ 36,110,210
First Citizen Bancshares, Inc.	296,324	65,887,642
National Penn Bancshares, Inc.	2,759,400	28,421,820
PacWest Bancorp	2,004,105	83,511,055
TCF Financial Corp.	5,039,800	79,679,238
		409,622,316
Capital Markets - 3.6%
Federated Investors, Inc. Class B (non-vtg.) (d)	2,949,963	83,247,956
Waddell & Reed Financial, Inc. Class A	339,100	17,901,089
		101,149,045
Consumer Finance - 1.9%
Cash America International, Inc.	559,700	24,845,083
EZCORP, Inc. (non-vtg.) Class A (a)	1,412,488	13,828,258
World Acceptance Corp. (a)(d)	181,500	14,716,020
		53,389,361
Insurance - 9.4%
Aspen Insurance Holdings Ltd.	1,599,400	63,991,994
Endurance Specialty Holdings Ltd.	1,352,400	71,528,436
Platinum Underwriters Holdings Ltd.	1,001,999	58,717,141
ProAssurance Corp.	793,200	34,607,316
StanCorp Financial Group, Inc.	631,300	38,092,642
		266,937,529
Real Estate Investment Trusts - 7.0%
DCT Industrial Trust, Inc.	8,229,086	64,433,743
Franklin Street Properties Corp.	3,480,800	42,256,912
National Retail Properties, Inc. (d)	883,400	31,422,538
Rouse Properties, Inc. (d)(e)	3,600,000	61,020,000
		199,133,193
Real Estate Management & Development - 1.1%
Kennedy Wilson Europe Real Estate PLC	1,684,900	30,209,829
Thrifts & Mortgage Finance - 3.4%
Astoria Financial Corp.	3,403,499	43,837,067
Washington Federal, Inc.	2,492,000	52,232,320
		96,069,387
TOTAL FINANCIALS		1,156,510,660
Common Stocks - continued
	Shares	Value
HEALTH CARE - 6.6%
Health Care Equipment & Supplies - 2.4%
Hill-Rom Holdings, Inc.	773,200	$ 30,464,080
Integra LifeSciences Holdings Corp. (a)	809,200	38,372,264
		68,836,344
Health Care Providers & Services - 3.0%
AmSurg Corp. (a)	893,800	42,687,888
Chemed Corp. (d)	423,700	43,153,845
		85,841,733
Pharmaceuticals - 1.2%
Theravance, Inc. (a)(d)	1,507,033	32,702,616
TOTAL HEALTH CARE		187,380,693
INDUSTRIALS - 14.3%
Air Freight & Logistics - 0.9%
Atlas Air Worldwide Holdings, Inc. (a)	780,133	26,696,151
Commercial Services & Supplies - 5.2%
ACCO Brands Corp. (a)(e)	7,611,200	50,386,144
Knoll, Inc.	1,269,800	21,345,338
Quad/Graphics, Inc.	1,250,849	26,417,931
United Stationers, Inc.	1,301,398	50,207,935
		148,357,348
Electrical Equipment - 4.4%
AZZ, Inc.	770,000	33,602,800
EnerSys	743,700	47,172,891
GrafTech International Ltd. (a)(d)	5,212,200	43,782,480
		124,558,171
Machinery - 1.6%
Blount International, Inc. (a)	1,850,200	24,163,612
Columbus McKinnon Corp. (NY Shares)	776,000	18,042,000
Mueller Industries, Inc.	80,000	2,226,400
		44,432,012
Trading Companies & Distributors - 2.2%
WESCO International, Inc. (a)(d)	777,933	61,059,961
TOTAL INDUSTRIALS		405,103,643
INFORMATION TECHNOLOGY - 13.1%
Communications Equipment - 1.5%
Polycom, Inc. (a)	3,242,475	41,568,530
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - 6.4%
Ingram Micro, Inc. Class A (a)	2,248,300	$ 64,526,210
SYNNEX Corp. (a)	527,200	34,004,400
Tech Data Corp. (a)	1,336,373	83,910,860
		182,441,470
Internet Software & Services - 1.0%
j2 Global, Inc.	574,300	28,094,756
IT Services - 2.0%
CACI International, Inc. Class A (a)	828,334	57,146,763
Software - 2.2%
SS&C Technologies Holdings, Inc. (a)	1,418,900	61,452,559
TOTAL INFORMATION TECHNOLOGY		370,704,078
MATERIALS - 3.0%
Containers & Packaging - 1.3%
Silgan Holdings, Inc.	750,000	36,915,000
Metals & Mining - 1.7%
Haynes International, Inc.	376,903	18,769,769
RTI International Metals, Inc. (a)	1,230,500	30,590,230
		49,359,999
TOTAL MATERIALS		86,274,999
UTILITIES - 3.8%
Electric Utilities - 2.8%
El Paso Electric Co.	974,121	35,896,359
IDACORP, Inc.	822,000	44,018,100
		79,914,459
Gas Utilities - 1.0%
Southwest Gas Corp.	547,656	27,125,402
TOTAL UTILITIES		107,039,861
TOTAL COMMON STOCKS (Cost $2,315,504,569)		2,822,902,429
Money Market Funds - 5.5%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	10,267,832	$ 10,267,832
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	145,531,995	145,531,995
TOTAL MONEY MARKET FUNDS (Cost $155,799,827)		155,799,827
TOTAL INVESTMENT PORTFOLIO - 105.0% (Cost $2,471,304,396)		2,978,702,256
NET OTHER ASSETS (LIABILITIES) - (5.0)%		(141,148,058)
NET ASSETS - 100%		$ 2,837,554,198
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 18,564
Fidelity Securities Lending Cash Central Fund	874,417
Total	$ 892,981
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
ACCO Brands Corp.	$ 70,270,150	$ 3,955,917	$ 21,579,480	$ -	$ 50,386,144
Astoria Financial Corp.	63,439,988	-	24,073,100	616,420	-
Blount International, Inc.	39,210,500	-	14,064,571	-	-
CACI International, Inc. Class A	84,031,458	-	31,369,100	-	-
Columbus McKinnon Corp. (NY Shares)	23,226,000	-	7,378,820	31,040	-
Franklin Street Properties Corp.	63,888,000	6,710,106	24,031,632	2,914,733	-
GrafTech International Ltd.	57,971,680	-	28,363,648	-	-
HNI Corp.	97,287,208	-	94,962,777	1,325,907	-
Monotype Imaging Holdings, Inc.	61,318,401	-	69,874,384	297,102	-
Platinum Underwriters Holdings Ltd.	85,165,691	-	29,187,426	360,872	-
Quad/Graphics, Inc.	75,007,000	-	34,701,403	2,238,965	-
Regis Corp.	57,598,920	-	27,623,343	337,920	-
Rouse Properties, Inc.	-	62,526,334	-	612,000	61,020,000
RTI International Metals, Inc.	57,622,000	-	22,511,670	-	-
Tech Data Corp.	98,763,117	6,654,871	38,603,914	-	-
Valassis Comm-unications, Inc.	60,210,064	211,335	68,200,733	1,121,822	-
Total	$ 995,010,177	$ 80,058,563	$ 536,526,001	$ 9,856,781	$ 111,406,144
* Includes the value of securities delivered through in-kind transactions.
Other Information

The following is a summary of the inputs used, as of July 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 296,716,983	$ 283,412,257	$ 13,304,726	$ -
Consumer Staples	76,107,796	76,107,796	-	-
Energy	137,063,716	137,063,716	-	-
Financials	1,156,510,660	1,156,510,660	-	-
Health Care	187,380,693	187,380,693	-	-
Industrials	405,103,643	405,103,643	-	-
Information Technology	370,704,078	370,704,078	-	-
Materials	86,274,999	86,274,999	-	-
Utilities	107,039,861	107,039,861	-	-
Money Market Funds	155,799,827	155,799,827	-	-
Total Investments in Securities:	$ 2,978,702,256	$ 2,965,397,530	$ 13,304,726	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2014

Assets
Investment in securities, at value (including securities loaned of $139,656,509) - See accompanying schedule: Unaffiliated issuers (cost $2,195,838,822)	$ 2,711,496,285
Fidelity Central Funds (cost $155,799,827)	155,799,827
Other affiliated issuers (cost $119,665,747)	111,406,144
Total Investments (cost $2,471,304,396)		$ 2,978,702,256
Cash		237,291
Receivable for investments sold		12,220,217
Receivable for fund shares sold		1,958,797
Dividends receivable		1,752,464
Distributions receivable from Fidelity Central Funds		436,344
Receivable from investment adviser for expense reductions		2,252
Other receivables		19,623
Total assets		2,995,329,244

Liabilities
Payable for investments purchased	$ 3,264,421
Payable for fund shares redeemed	6,046,837
Accrued management fee	2,105,803
Distribution and service plan fees payable	166,855
Other affiliated payables	588,008
Other payables and accrued expenses	71,127
Collateral on securities loaned, at value	145,531,995
Total liabilities		157,775,046

Net Assets		$ 2,837,554,198
Net Assets consist of:
Paid in capital		$ 2,049,137,933
Undistributed net investment income		5,856,882
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		275,161,523
Net unrealized appreciation (depreciation) on investments		507,397,860
Net Assets		$ 2,837,554,198

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($258,183,354 ÷ 13,385,509 shares)	$ 19.29

Maximum offering price per share (100/94.25 of $19.29)	$ 20.47
Class T: Net Asset Value and redemption price per share ($100,975,244 ÷ 5,321,352 shares)	$ 18.98

Maximum offering price per share (100/96.50 of $18.98)	$ 19.67
Class B: Net Asset Value and offering price per share ($4,808,237 ÷ 264,509 shares)A	$ 18.18

Class C: Net Asset Value and offering price per share ($70,541,309 ÷ 3,877,443 shares)A	$ 18.19

Small Cap Value: Net Asset Value, offering price and redemption price per share ($2,060,546,290 ÷ 105,297,795 shares)	$ 19.57

Institutional Class: Net Asset Value, offering price and redemption price per share ($342,499,764 ÷ 17,499,817 shares)	$ 19.57

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2014

Investment Income
Dividends (including $9,856,781 earned from other affiliated issuers)		$ 48,393,147
Interest		45
Income from Fidelity Central Funds		892,981
Total income		49,286,173

Expenses
Management fee Basic fee	$ 23,398,200
Performance adjustment	4,827,948
Transfer agent fees	6,404,064
Distribution and service plan fees	2,067,458
Accounting and security lending fees	952,058
Custodian fees and expenses	56,759
Independent trustees' compensation	14,296
Registration fees	132,108
Audit	64,853
Legal	12,312
Interest	652
Miscellaneous	33,881
Total expenses before reductions	37,964,589
Expense reductions	(631,182)	37,333,407
Net investment income (loss)		11,952,766
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	375,645,847
Redemption in-kind with affiliated entities (including gain from Other affiliated issuers of $109,056,467)	464,750,352
Other affiliated issuers	85,451,270
Foreign currency transactions	(5,181)
Total net realized gain (loss)		925,842,288
Change in net unrealized appreciation (depreciation) on: Investment securities	(668,247,397)
Assets and liabilities in foreign currencies	(1,683)
Total change in net unrealized appreciation (depreciation)		(668,249,080)
Net gain (loss)		257,593,208
Net increase (decrease) in net assets resulting from operations		$ 269,545,974

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2014	Year ended July 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,952,766	$ 24,107,442
Net realized gain (loss)	925,842,288	300,684,864
Change in net unrealized appreciation (depreciation)	(668,249,080)	820,354,516
Net increase (decrease) in net assets resulting from operations	269,545,974	1,145,146,822
Distributions to shareholders from net investment income	(10,662,065)	(21,412,021)
Distributions to shareholders from net realized gain	(362,625,477)	(85,195,362)
Total distributions	(373,287,542)	(106,607,383)
Share transactions - net increase (decrease)	(1,289,647,794)	507,448,391
Redemption fees	536,076	726,904
Total increase (decrease) in net assets	(1,392,853,286)	1,546,714,734

Net Assets
Beginning of period	4,230,407,484	2,683,692,750
End of period (including undistributed net investment income of $5,856,882 and undistributed net investment income of $6,475,378, respectively)	$ 2,837,554,198	$ 4,230,407,484

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.96	$ 14.86	$ 15.48	$ 13.45	$ 11.13
Income from Investment Operations
Net investment income (loss) C	.03	.07	.01	.01F	.02G
Net realized and unrealized gain (loss)	1.24	5.57	.30	2.22	2.33
Total from investment operations	1.27	5.64	.31	2.23	2.35
Distributions from net investment income	(.01)	(.07)	(.01)	(.08)	(.03)
Distributions from net realized gain	(1.93)	(.47)	(.93)	(.12)	-
Total distributions	(1.94)	(.54)	(.93) J	(.20)	(.03)
Redemption fees added to paid in capitalC, I	-	-	-	-	-
Net asset value, end of period	$ 19.29	$ 19.96	$ 14.86	$ 15.48	$ 13.45
Total ReturnA, B	6.83%	39.09%	3.24%	16.72%	21.16%
Ratios to Average Net Assets D, H
Expenses before reductions	1.36%	1.36%	1.44%	1.44%	1.47%
Expenses net of fee waivers, if any	1.35%	1.36%	1.44%	1.43%	1.40%
Expenses net of all reductions	1.34%	1.36%	1.44%	1.43%	1.39%
Net investment income (loss)	.13%	.41%	.09%	.06% F	.17% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 258,183	$ 275,265	$ 150,285	$ 140,707	$ 96,994
Portfolio turnover rateE	26% K	29%	27%	22%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.31)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.10)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $.93 per share is comprised of distributions from net investment income of $.006 and distributions from net realized gain of $.925 per share.

K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.70	$ 14.70	$ 15.34	$ 13.34	$ 11.05
Income from Investment Operations
Net investment income (loss) C	(.02)	.03	(.02)	(.03) F	(.01) G
Net realized and unrealized gain (loss)	1.23	5.50	.31	2.20	2.31
Total from investment operations	1.21	5.53	.29	2.17	2.30
Distributions from net investment income	-	(.06)	-	(.05)	(.01)
Distributions from net realized gain	(1.93)	(.47)	(.93)	(.12)	-
Total distributions	(1.93)	(.53)	(.93)	(.17)	(.01)
Redemption fees added to paid in capitalC, I	-	-	-	-	-
Net asset value, end of period	$ 18.98	$ 19.70	$ 14.70	$ 15.34	$ 13.34
Total ReturnA, B	6.58%	38.70%	3.08%	16.36%	20.87%
Ratios to Average Net Assets D, H
Expenses before reductions	1.61%	1.60%	1.67%	1.70%	1.72%
Expenses net of fee waivers, if any	1.59%	1.60%	1.67%	1.69%	1.65%
Expenses net of all reductions	1.59%	1.59%	1.67%	1.69%	1.64%
Net investment income (loss)	(.11)%	.18%	(.14)%	(.19)% F	(.08)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 100,975	$ 107,444	$ 57,514	$ 55,845	$ 44,091
Portfolio turnover rateE	26% J	29%	27%	22%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.57)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.06	$ 14.27	$ 15.00	$ 13.08	$ 10.88
Income from Investment Operations
Net investment income (loss) C	(.13)	(.06)	(.09)	(.10) F	(.07) G
Net realized and unrealized gain (loss)	1.18	5.34	.29	2.15	2.27
Total from investment operations	1.05	5.28	.20	2.05	2.20
Distributions from net investment income	-	(.02)	-	(.01)	-
Distributions from net realized gain	(1.93)	(.47)	(.93)	(.12)	-
Total distributions	(1.93)	(.49)	(.93)	(.13)	-
Redemption fees added to paid in capitalC, I	-	-	-	-	-
Net asset value, end of period	$ 18.18	$ 19.06	$ 14.27	$ 15.00	$ 13.08
Total ReturnA, B	5.92%	38.07%	2.51%	15.80%	20.22%
Ratios to Average Net Assets D, H
Expenses before reductions	2.18%	2.15%	2.19%	2.20%	2.22%
Expenses net of fee waivers, if any	2.17%	2.15%	2.19%	2.19%	2.15%
Expenses net of all reductions	2.16%	2.14%	2.19%	2.19%	2.14%
Net investment income (loss)	(.69)%	(.37)%	(.66)%	(.69)% F	(.58)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,808	$ 7,052	$ 6,675	$ 8,549	$ 9,747
Portfolio turnover rateE	26% J	29%	27%	22%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.07)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.06	$ 14.28	$ 15.01	$ 13.08	$ 10.89
Income from Investment Operations
Net investment income (loss) C	(.12)	(.06)	(.09)	(.10) F	(.07) G
Net realized and unrealized gain (loss)	1.18	5.34	.29	2.17	2.26
Total from investment operations	1.06	5.28	.20	2.07	2.19
Distributions from net investment income	-	(.03)	-	(.02)	-
Distributions from net realized gain	(1.93)	(.47)	(.93)	(.12)	-
Total distributions	(1.93)	(.50)	(.93)	(.14)	-
Redemption fees added to paid in capitalC, I	-	-	-	-	-
Net asset value, end of period	$ 18.19	$ 19.06	$ 14.28	$ 15.01	$ 13.08
Total ReturnA, B	5.97%	38.00%	2.52%	15.91%	20.11%
Ratios to Average Net Assets D, H
Expenses before reductions	2.12%	2.13%	2.19%	2.18%	2.22%
Expenses net of fee waivers, if any	2.11%	2.13%	2.19%	2.18%	2.15%
Expenses net of all reductions	2.10%	2.12%	2.19%	2.18%	2.14%
Net investment income (loss)	(.63)%	(.35)%	(.66)%	(.68)% F	(.58)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 70,541	$ 76,018	$ 47,265	$ 47,457	$ 37,346
Portfolio turnover rateE	26% J	29%	27%	22%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.06)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Value

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 20.22	$ 15.05	$ 15.62	$ 13.56	$ 11.22
Income from Investment Operations
Net investment income (loss)B	.08	.12	.06	.06E	.05F
Net realized and unrealized gain (loss)	1.26	5.63	.32	2.23	2.34
Total from investment operations	1.34	5.75	.38	2.29	2.39
Distributions from net investment income	(.06)	(.11)	(.02)	(.10)	(.05)
Distributions from net realized gain	(1.93)	(.47)	(.93)	(.13)	-
Total distributions	(1.99)	(.58)	(.95)	(.23)	(.05)
Redemption fees added to paid in capitalB, H	-	-	-	-	-
Net asset value, end of period	$ 19.57	$ 20.22	$ 15.05	$ 15.62	$ 13.56
Total ReturnA	7.12%	39.45%	3.67%	17.03%	21.32%
Ratios to Average Net AssetsC, G
Expenses before reductions	1.08%	1.07%	1.13%	1.13%	1.18%
Expenses net of fee waivers, if any	1.06%	1.07%	1.13%	1.13%	1.18%
Expenses net of all reductions	1.06%	1.06%	1.13%	1.13%	1.17%
Net investment income (loss)	.41%	.71%	.41%	.37%E	.39%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,060,546	$ 2,672,854	$ 1,756,962	$ 1,899,805	$ 1,770,675
Portfolio turnover rateD	.26% I	29%	27%	22%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.01)%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .12%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 20.23	$ 15.05	$ 15.63	$ 13.58	$ 11.24
Income from Investment Operations
Net investment income (loss) B	.08	.12	.06	.06E	.06F
Net realized and unrealized gain (loss)	1.25	5.65	.31	2.23	2.34
Total from investment operations	1.33	5.77	.37	2.29	2.40
Distributions from net investment income	(.06)	(.12)	(.02)	(.11)	(.06)
Distributions from net realized gain	(1.93)	(.47)	(.93)	(.13)	-
Total distributions	(1.99)	(.59)	(.95)	(.24)	(.06)
Redemption fees added to paid in capitalB, H	-	-	-	-	-
Net asset value, end of period	$ 19.57	$ 20.23	$ 15.05	$ 15.63	$ 13.58
Total ReturnA	7.08%	39.54%	3.59%	17.02%	21.42%
Ratios to Average Net Assets C, G
Expenses before reductions	1.09%	1.07%	1.14%	1.10%	1.12%
Expenses net of fee waivers, if any	1.07%	1.07%	1.14%	1.10%	1.12%
Expenses net of all reductions	1.07%	1.06%	1.14%	1.10%	1.12%
Net investment income (loss)	.40%	.70%	.39%	.39%E	.45%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 342,500	$ 359,582	$ 138,981	$ 101,565	$ 78,440
Portfolio turnover rateD	26% I	29%	27%	22%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .01%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .18%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2014

1. Organization.

Fidelity® Small Cap Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Small Cap Value and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Effective after the close of business on March 1, 2013, the Fund's other share classes were closed to new accounts with certain exceptions. The Fund offered Class F shares during the period June 26, 2009 through November 19, 2013 and all outstanding shares were redeemed by November 19, 2013. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations.

Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to in-kind transactions, foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 594,149,641
Gross unrealized depreciation	(90,079,013)
Net unrealized appreciation (depreciation) on securities	$ 504,070,628

Tax Cost	$ 2,474,631,628

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,856,882
Undistributed long-term capital gain	$ 278,488,755
Net unrealized appreciation (depreciation) on securities and other investments	$ 504,070,628

The tax character of distributions paid was as follows:

	July 31, 2014	July 31, 2013
Ordinary Income	$ 10,662,065	$ 21,412,021
Long-term Capital Gains	362,625,476	85,195,362
Total	$ 373,287,541	$ 106,607,383

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $854,969,915 and $1,179,251,195, respectively.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Value as compared to its benchmark index, the Russell 2000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .84% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 698,016	$ 8,584
Class T	.25%	.25%	546,090	860
Class B	.75%	.25%	62,287	46,778
Class C	.75%	.25%	761,065	76,077
			$ 2,067,458	$ 132,299

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 12,340
Class T	4,891
Class B*	5,101
Class C*	3,506
$ 25,838

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 647,648.23
Class T	244,503.22
Class B	18,830.30
Class C	184,822.24
Small Cap Value	4,528,423.20
Institutional Class	779,838.21
	$ 6,404,064

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $34,447 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 11,791,333.33%		$ 652

Redemptions In-Kind. During the period, 67,200,853 shares of the Fund held by affiliated entities were redeemed for investments with a value of $1,338,424,445. The net realized gain of $464,750,352 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,913 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund

Annual Report

7. Security Lending - continued

receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $874,417, including $3,386 from securities loaned to FCM.

8. Expense Reductions.

The investment adviser has contractually agreed to waive a portion of the Fund's management fee until May 31, 2015. During the period, this waiver reduced the Fund's management fee by $538,400.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $44,531.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $48,251 for the period.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2014A	2013
From net investment income
Class A	$ 171,608	$ 785,355
Class T	-	231,402
Class B	-	9,411
Class C	-	90,526
Small Cap Value	7,284,772	13,318,853
Class F	2,011,606	5,669,081
Institutional Class	1,194,079	1,307,393
Total	$ 10,662,065	$ 21,412,021
From net realized gain
Class A	$ 26,941,211	$ 5,001,914
Class T	10,672,388	1,871,336
Class B	695,128	211,601
Class C	7,761,033	1,589,582
Small Cap Value	236,012,007	54,759,308
Class F	44,973,770	17,097,966
Institutional Class	35,569,940	4,663,655
Total	$ 362,625,477	$ 85,195,362

A All Class F Shares were redeemed on November 19, 2013.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2014A	2013	2014A	2013
Class A
Shares sold	2,364,232	6,665,265	$ 46,165,166	$ 113,825,347
Reinvestment of distributions	1,371,738	357,182	25,837,208	5,478,656
Shares redeemed	(4,138,116)	(3,345,663)	(80,966,690)	(56,976,312)
Net increase (decrease)	(402,146)	3,676,784	$ (8,964,316)	$ 62,327,691
Class T
Shares sold	987,146	2,420,486	$ 19,000,773	$ 41,524,163
Reinvestment of distributions	566,918	135,952	10,525,159	2,060,454
Shares redeemed	(1,685,516)	(1,017,057)	(32,399,109)	(17,196,752)
Net increase (decrease)	(131,452)	1,539,381	$ (2,873,177)	$ 26,387,865

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2014A	2013	2014A	2013
Class B
Shares sold	9,527	63,699	$ 174,532	$ 1,033,590
Reinvestment of distributions	33,965	12,922	607,035	189,673
Shares redeemed	(149,029)	(174,192)	(2,755,578)	(2,861,489)
Net increase (decrease)	(105,537)	(97,571)	$ (1,974,011)	$ (1,638,226)
Class C
Shares sold	268,818	1,262,288	$ 4,960,750	$ 20,129,471
Reinvestment of distributions	378,946	98,556	6,778,684	1,448,319
Shares redeemed	(758,615)	(683,043)	(14,057,302)	(11,003,236)
Net increase (decrease)	(110,851)	677,801	$ (2,317,868)	$ 10,574,554
Small Cap Value
Shares sold	19,542,379	46,643,321	$ 386,966,432	$ 815,184,196
Reinvestment of distributions	11,711,859	4,065,017	222,752,806	63,037,497
Shares redeemed	(58,131,122)B	(35,306,999)	(1,153,341,425)B	(618,245,939)
Net increase (decrease)	(26,876,884)	15,401,339	$ (543,622,187)	$ 259,975,754
Class F
Shares sold	879,716	7,943,352	$ 17,395,091	$ 133,806,197
Reinvestment of distributions	2,497,893	1,465,154	46,985,376	22,767,047
Shares redeemed	(39,476,567)B	(8,168,596)	(787,183,278)B	(151,555,822)
Net increase (decrease)	(36,098,958)	1,239,910	$ (722,802,811)	$ 5,017,422
Institutional Class
Shares sold	4,292,555	11,988,758	$ 84,987,281	$ 206,274,907
Reinvestment of distributions	1,739,424	337,968	33,193,654	5,246,517
Shares redeemed	(6,306,791)	(3,783,835)	(125,274,359)	(66,718,093)
Net increase (decrease)	(274,812)	8,542,891	$ (7,093,424)	$ 144,803,331

A All Class F Shares were redeemed on November 19, 2013.

B Amount includes in-kind redemptions (see Note 5: Redemptions In-Kind).

Annual Report

Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Value Fund (a fund of Fidelity Securities Fund) at July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 12, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 173 funds. Mr. Curvey oversees 397 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), a Director of FMR Co., Inc. (2007-2014) and was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Value Fund voted to pay to shareholders of record at the opening of business, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	09/15/14	09/12/14	$0.013	$1.955
Class T	09/15/14	09/12/14	$0.000	$1.955
Class B	09/15/14	09/12/14	$0.000	$1.955
Class C	09/15/14	09/12/14	$0.000	$1.955

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2014, $441,012,533, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in January 2013 and for a sleeve of the fund in August 2013.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Small Cap Value Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Value Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board also considered that it had approved a transitional management fee adjustment for the fund that will decrease the fund's management fee paid each month through May 31, 2015.

The Board noted that the total expense ratio of each of Class A, Institutional Class, and the retail class ranked below its competitive median for 2013 and the total expense ratio of each of Class T, Class B, and Class C ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

(Fidelity Investment logo)(registered trademark)

ASCV-UANN-0914
1.803731.109

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Small Cap Value

Fund - Institutional Class

Annual Report

July 31, 2014

(Fidelity Cover Art)

Institutional Class
is a class of Fidelity®
Small Cap Value Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2014	Past 1 year	Past 5 years	Life of fundA
Institutional Class	7.08%	17.07%	11.30%

A From November 3, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Small Cap Value Fund - Institutional Class on November 3, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12-month period ending July 31, 2014, supported by corporate profits and continued low interest rates. The S&P 500® Index rose 16.94%, reaching an all-time high near period end. The technology-heavy Nasdaq Composite Index® gained 22.00%. The Russell 2000® Index returned 8.56%, reflecting the relatively lackluster performance of small-cap stocks. Information technology (+28%) was the top-performing sector within the S&P 500®, driven by strong semiconductor and computer hardware sales. Materials (+23%) gained amid higher prices for many commodity products. Health care (+21%) rose, driven by gains in pharmaceuticals, biotechnology & life sciences companies. Energy stocks (+19%) advanced in the latter part of the period amid healthy U.S. output and the threat of supply disruptions in Iraq. Conversely, most defensive sectors, including consumer staples, utilities and telecommunication services, lagged the broader market. Volatility remained tame throughout most of the period, with markets supported by declining unemployment, near-record profit margins for companies, muted cost inflation and fairly low corporate debt levels. Geopolitical tension remained a concern at period end, with conflict in Ukraine and strained relations between Russia and the West posing a potential threat to global growth.

Comments from Charles Myers and Derek Janssen, Lead Portfolio Manager and Co-Portfolio Manager, respectively, of Fidelity Advisor® Small Cap Value Fund: For the year, the fund's Institutional Class shares gained 7.08%, trailing the 8.18% gain of the benchmark Russell 2000® Value Index. The fund was hampered the most by subpar security selection in industrials. Conversely, the fund enjoyed very good results from our picks in information technology. The biggest detractor by far was furniture and appliance rent-to-own business Rent-A-Center, which faced several business challenges during the period. Another notable detractor was Quad/Graphics, a very inexpensively valued commercial printing company. After Quad/Graphics issued a disappointing financial report in November, we reassessed our position in the stock and began to reduce the fund's stake. In contrast, the fund benefited from an out-of-benchmark position in Chemed, which runs two very different businesses - the Roto-Rooter® plumbing service and a network of professionals offering end-of-life hospice care. Chemed's shares rose about 44% during the period. Another boost came from owning energy companies LinnCo and Berry Petroleum, the latter of which was acquired by the former. Chemed and LinnCo were not in the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 to July 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period* February 1, 2014 to July 31, 2014
Class A	1.38%
Actual		$ 1,000.00	$ 1,027.20	$ 6.94
HypotheticalA		$ 1,000.00	$ 1,017.95	$ 6.90
Class T	1.62%
Actual		$ 1,000.00	$ 1,025.90	$ 8.14
HypotheticalA		$ 1,000.00	$ 1,016.76	$ 8.10
Class B	2.21%
Actual		$ 1,000.00	$ 1,023.10	$ 11.09
HypotheticalA		$ 1,000.00	$ 1,013.84	$ 11.04
Class C	2.14%
Actual		$ 1,000.00	$ 1,023.10	$ 10.73
HypotheticalA		$ 1,000.00	$ 1,014.18	$ 10.69
Small Cap Value	1.10%
Actual		$ 1,000.00	$ 1,028.40	$ 5.53
HypotheticalA		$ 1,000.00	$ 1,019.34	$ 5.51
Institutional Class	1.11%
Actual		$ 1,000.00	$ 1,028.40	$ 5.58
HypotheticalA		$ 1,000.00	$ 1,019.29	$ 5.56

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Tech Data Corp.	2.9	2.6
PacWest Bancorp	2.9	1.8
Federated Investors, Inc. Class B (non-vtg.)	2.9	2.9
TCF Financial Corp.	2.8	2.8
World Fuel Services Corp.	2.8	3.0
Endurance Specialty Holdings Ltd.	2.5	2.7
First Citizen Bancshares, Inc.	2.3	1.9
Ingram Micro, Inc. Class A	2.3	1.9
DCT Industrial Trust, Inc.	2.3	2.0
Aspen Insurance Holdings Ltd.	2.3	2.1
	26.0
Top Five Market Sectors as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	40.8	38.9
Industrials	14.3	14.8
Information Technology	13.1	13.5
Consumer Discretionary	10.4	11.9
Health Care	6.6	5.5
Asset Allocation (% of fund's net assets)
As of July 31, 2014*		As of January 31, 2014**
	Stocks 99.5%		Stocks 100.0%
	Short-Term Investments and Net Other Assets (Liabilities) 0.5%		Short-Term Investments and Net Other Assets (Liabilities) 0.0%
* Foreign investments	8.9%	** Foreign investments	7.5%

Annual Report

Investments July 31, 2014

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
CONSUMER DISCRETIONARY - 10.4%
Auto Components - 0.2%
Standard Motor Products, Inc.	143,301	$ 5,166,001
Diversified Consumer Services - 0.7%
Regis Corp.	1,515,900	21,116,487
Multiline Retail - 1.9%
Big Lots, Inc.	1,212,700	53,055,625
Specialty Retail - 7.5%
Aarons, Inc. Class A	2,295,100	60,544,738
Genesco, Inc. (a)	617,728	47,114,115
Murphy U.S.A., Inc. (a)	1,060,715	52,420,535
Rent-A-Center, Inc.	1,646,367	39,414,026
Tsutsumi Jewelry Co. Ltd.	520,900	13,304,726
		212,798,140
Textiles, Apparel & Luxury Goods - 0.1%
Vera Bradley, Inc. (a)	231,000	4,580,730
TOTAL CONSUMER DISCRETIONARY		296,716,983
CONSUMER STAPLES - 2.7%
Food Products - 1.5%
Post Holdings, Inc. (a)	931,300	41,833,996
Tobacco - 1.2%
Universal Corp. (d)	660,000	34,273,800
TOTAL CONSUMER STAPLES		76,107,796
ENERGY - 4.8%
Energy Equipment & Services - 0.4%
ShawCor Ltd. Class A	246,000	12,451,727
Oil, Gas & Consumable Fuels - 4.4%
LinnCo LLC (d)	507,788	14,771,553
Northern Oil & Gas, Inc. (a)(d)	1,958,249	31,508,226
World Fuel Services Corp.	1,823,800	78,332,210
		124,611,989
TOTAL ENERGY		137,063,716
FINANCIALS - 40.8%
Banks - 14.4%
Associated Banc-Corp.	2,945,300	52,779,776
City National Corp.	840,300	63,232,575
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Banks - continued
CVB Financial Corp.	2,361,688	$ 36,110,210
First Citizen Bancshares, Inc.	296,324	65,887,642
National Penn Bancshares, Inc.	2,759,400	28,421,820
PacWest Bancorp	2,004,105	83,511,055
TCF Financial Corp.	5,039,800	79,679,238
		409,622,316
Capital Markets - 3.6%
Federated Investors, Inc. Class B (non-vtg.) (d)	2,949,963	83,247,956
Waddell & Reed Financial, Inc. Class A	339,100	17,901,089
		101,149,045
Consumer Finance - 1.9%
Cash America International, Inc.	559,700	24,845,083
EZCORP, Inc. (non-vtg.) Class A (a)	1,412,488	13,828,258
World Acceptance Corp. (a)(d)	181,500	14,716,020
		53,389,361
Insurance - 9.4%
Aspen Insurance Holdings Ltd.	1,599,400	63,991,994
Endurance Specialty Holdings Ltd.	1,352,400	71,528,436
Platinum Underwriters Holdings Ltd.	1,001,999	58,717,141
ProAssurance Corp.	793,200	34,607,316
StanCorp Financial Group, Inc.	631,300	38,092,642
		266,937,529
Real Estate Investment Trusts - 7.0%
DCT Industrial Trust, Inc.	8,229,086	64,433,743
Franklin Street Properties Corp.	3,480,800	42,256,912
National Retail Properties, Inc. (d)	883,400	31,422,538
Rouse Properties, Inc. (d)(e)	3,600,000	61,020,000
		199,133,193
Real Estate Management & Development - 1.1%
Kennedy Wilson Europe Real Estate PLC	1,684,900	30,209,829
Thrifts & Mortgage Finance - 3.4%
Astoria Financial Corp.	3,403,499	43,837,067
Washington Federal, Inc.	2,492,000	52,232,320
		96,069,387
TOTAL FINANCIALS		1,156,510,660
Common Stocks - continued
	Shares	Value
HEALTH CARE - 6.6%
Health Care Equipment & Supplies - 2.4%
Hill-Rom Holdings, Inc.	773,200	$ 30,464,080
Integra LifeSciences Holdings Corp. (a)	809,200	38,372,264
		68,836,344
Health Care Providers & Services - 3.0%
AmSurg Corp. (a)	893,800	42,687,888
Chemed Corp. (d)	423,700	43,153,845
		85,841,733
Pharmaceuticals - 1.2%
Theravance, Inc. (a)(d)	1,507,033	32,702,616
TOTAL HEALTH CARE		187,380,693
INDUSTRIALS - 14.3%
Air Freight & Logistics - 0.9%
Atlas Air Worldwide Holdings, Inc. (a)	780,133	26,696,151
Commercial Services & Supplies - 5.2%
ACCO Brands Corp. (a)(e)	7,611,200	50,386,144
Knoll, Inc.	1,269,800	21,345,338
Quad/Graphics, Inc.	1,250,849	26,417,931
United Stationers, Inc.	1,301,398	50,207,935
		148,357,348
Electrical Equipment - 4.4%
AZZ, Inc.	770,000	33,602,800
EnerSys	743,700	47,172,891
GrafTech International Ltd. (a)(d)	5,212,200	43,782,480
		124,558,171
Machinery - 1.6%
Blount International, Inc. (a)	1,850,200	24,163,612
Columbus McKinnon Corp. (NY Shares)	776,000	18,042,000
Mueller Industries, Inc.	80,000	2,226,400
		44,432,012
Trading Companies & Distributors - 2.2%
WESCO International, Inc. (a)(d)	777,933	61,059,961
TOTAL INDUSTRIALS		405,103,643
INFORMATION TECHNOLOGY - 13.1%
Communications Equipment - 1.5%
Polycom, Inc. (a)	3,242,475	41,568,530
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - 6.4%
Ingram Micro, Inc. Class A (a)	2,248,300	$ 64,526,210
SYNNEX Corp. (a)	527,200	34,004,400
Tech Data Corp. (a)	1,336,373	83,910,860
		182,441,470
Internet Software & Services - 1.0%
j2 Global, Inc.	574,300	28,094,756
IT Services - 2.0%
CACI International, Inc. Class A (a)	828,334	57,146,763
Software - 2.2%
SS&C Technologies Holdings, Inc. (a)	1,418,900	61,452,559
TOTAL INFORMATION TECHNOLOGY		370,704,078
MATERIALS - 3.0%
Containers & Packaging - 1.3%
Silgan Holdings, Inc.	750,000	36,915,000
Metals & Mining - 1.7%
Haynes International, Inc.	376,903	18,769,769
RTI International Metals, Inc. (a)	1,230,500	30,590,230
		49,359,999
TOTAL MATERIALS		86,274,999
UTILITIES - 3.8%
Electric Utilities - 2.8%
El Paso Electric Co.	974,121	35,896,359
IDACORP, Inc.	822,000	44,018,100
		79,914,459
Gas Utilities - 1.0%
Southwest Gas Corp.	547,656	27,125,402
TOTAL UTILITIES		107,039,861
TOTAL COMMON STOCKS (Cost $2,315,504,569)		2,822,902,429
Money Market Funds - 5.5%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	10,267,832	$ 10,267,832
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	145,531,995	145,531,995
TOTAL MONEY MARKET FUNDS (Cost $155,799,827)		155,799,827
TOTAL INVESTMENT PORTFOLIO - 105.0% (Cost $2,471,304,396)		2,978,702,256
NET OTHER ASSETS (LIABILITIES) - (5.0)%		(141,148,058)
NET ASSETS - 100%		$ 2,837,554,198
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 18,564
Fidelity Securities Lending Cash Central Fund	874,417
Total	$ 892,981
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
ACCO Brands Corp.	$ 70,270,150	$ 3,955,917	$ 21,579,480	$ -	$ 50,386,144
Astoria Financial Corp.	63,439,988	-	24,073,100	616,420	-
Blount International, Inc.	39,210,500	-	14,064,571	-	-
CACI International, Inc. Class A	84,031,458	-	31,369,100	-	-
Columbus McKinnon Corp. (NY Shares)	23,226,000	-	7,378,820	31,040	-
Franklin Street Properties Corp.	63,888,000	6,710,106	24,031,632	2,914,733	-
GrafTech International Ltd.	57,971,680	-	28,363,648	-	-
HNI Corp.	97,287,208	-	94,962,777	1,325,907	-
Monotype Imaging Holdings, Inc.	61,318,401	-	69,874,384	297,102	-
Platinum Underwriters Holdings Ltd.	85,165,691	-	29,187,426	360,872	-
Quad/Graphics, Inc.	75,007,000	-	34,701,403	2,238,965	-
Regis Corp.	57,598,920	-	27,623,343	337,920	-
Rouse Properties, Inc.	-	62,526,334	-	612,000	61,020,000
RTI International Metals, Inc.	57,622,000	-	22,511,670	-	-
Tech Data Corp.	98,763,117	6,654,871	38,603,914	-	-
Valassis Comm-unications, Inc.	60,210,064	211,335	68,200,733	1,121,822	-
Total	$ 995,010,177	$ 80,058,563	$ 536,526,001	$ 9,856,781	$ 111,406,144
* Includes the value of securities delivered through in-kind transactions.
Other Information

The following is a summary of the inputs used, as of July 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 296,716,983	$ 283,412,257	$ 13,304,726	$ -
Consumer Staples	76,107,796	76,107,796	-	-
Energy	137,063,716	137,063,716	-	-
Financials	1,156,510,660	1,156,510,660	-	-
Health Care	187,380,693	187,380,693	-	-
Industrials	405,103,643	405,103,643	-	-
Information Technology	370,704,078	370,704,078	-	-
Materials	86,274,999	86,274,999	-	-
Utilities	107,039,861	107,039,861	-	-
Money Market Funds	155,799,827	155,799,827	-	-
Total Investments in Securities:	$ 2,978,702,256	$ 2,965,397,530	$ 13,304,726	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2014

Assets
Investment in securities, at value (including securities loaned of $139,656,509) - See accompanying schedule: Unaffiliated issuers (cost $2,195,838,822)	$ 2,711,496,285
Fidelity Central Funds (cost $155,799,827)	155,799,827
Other affiliated issuers (cost $119,665,747)	111,406,144
Total Investments (cost $2,471,304,396)		$ 2,978,702,256
Cash		237,291
Receivable for investments sold		12,220,217
Receivable for fund shares sold		1,958,797
Dividends receivable		1,752,464
Distributions receivable from Fidelity Central Funds		436,344
Receivable from investment adviser for expense reductions		2,252
Other receivables		19,623
Total assets		2,995,329,244

Liabilities
Payable for investments purchased	$ 3,264,421
Payable for fund shares redeemed	6,046,837
Accrued management fee	2,105,803
Distribution and service plan fees payable	166,855
Other affiliated payables	588,008
Other payables and accrued expenses	71,127
Collateral on securities loaned, at value	145,531,995
Total liabilities		157,775,046

Net Assets		$ 2,837,554,198
Net Assets consist of:
Paid in capital		$ 2,049,137,933
Undistributed net investment income		5,856,882
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		275,161,523
Net unrealized appreciation (depreciation) on investments		507,397,860
Net Assets		$ 2,837,554,198

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($258,183,354 ÷ 13,385,509 shares)	$ 19.29

Maximum offering price per share (100/94.25 of $19.29)	$ 20.47
Class T: Net Asset Value and redemption price per share ($100,975,244 ÷ 5,321,352 shares)	$ 18.98

Maximum offering price per share (100/96.50 of $18.98)	$ 19.67
Class B: Net Asset Value and offering price per share ($4,808,237 ÷ 264,509 shares)A	$ 18.18

Class C: Net Asset Value and offering price per share ($70,541,309 ÷ 3,877,443 shares)A	$ 18.19

Small Cap Value: Net Asset Value, offering price and redemption price per share ($2,060,546,290 ÷ 105,297,795 shares)	$ 19.57

Institutional Class: Net Asset Value, offering price and redemption price per share ($342,499,764 ÷ 17,499,817 shares)	$ 19.57

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2014

Investment Income
Dividends (including $9,856,781 earned from other affiliated issuers)		$ 48,393,147
Interest		45
Income from Fidelity Central Funds		892,981
Total income		49,286,173

Expenses
Management fee Basic fee	$ 23,398,200
Performance adjustment	4,827,948
Transfer agent fees	6,404,064
Distribution and service plan fees	2,067,458
Accounting and security lending fees	952,058
Custodian fees and expenses	56,759
Independent trustees' compensation	14,296
Registration fees	132,108
Audit	64,853
Legal	12,312
Interest	652
Miscellaneous	33,881
Total expenses before reductions	37,964,589
Expense reductions	(631,182)	37,333,407
Net investment income (loss)		11,952,766
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	375,645,847
Redemption in-kind with affiliated entities (including gain from Other affiliated issuers of $109,056,467)	464,750,352
Other affiliated issuers	85,451,270
Foreign currency transactions	(5,181)
Total net realized gain (loss)		925,842,288
Change in net unrealized appreciation (depreciation) on: Investment securities	(668,247,397)
Assets and liabilities in foreign currencies	(1,683)
Total change in net unrealized appreciation (depreciation)		(668,249,080)
Net gain (loss)		257,593,208
Net increase (decrease) in net assets resulting from operations		$ 269,545,974

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2014	Year ended July 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,952,766	$ 24,107,442
Net realized gain (loss)	925,842,288	300,684,864
Change in net unrealized appreciation (depreciation)	(668,249,080)	820,354,516
Net increase (decrease) in net assets resulting from operations	269,545,974	1,145,146,822
Distributions to shareholders from net investment income	(10,662,065)	(21,412,021)
Distributions to shareholders from net realized gain	(362,625,477)	(85,195,362)
Total distributions	(373,287,542)	(106,607,383)
Share transactions - net increase (decrease)	(1,289,647,794)	507,448,391
Redemption fees	536,076	726,904
Total increase (decrease) in net assets	(1,392,853,286)	1,546,714,734

Net Assets
Beginning of period	4,230,407,484	2,683,692,750
End of period (including undistributed net investment income of $5,856,882 and undistributed net investment income of $6,475,378, respectively)	$ 2,837,554,198	$ 4,230,407,484

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.96	$ 14.86	$ 15.48	$ 13.45	$ 11.13
Income from Investment Operations
Net investment income (loss) C	.03	.07	.01	.01F	.02G
Net realized and unrealized gain (loss)	1.24	5.57	.30	2.22	2.33
Total from investment operations	1.27	5.64	.31	2.23	2.35
Distributions from net investment income	(.01)	(.07)	(.01)	(.08)	(.03)
Distributions from net realized gain	(1.93)	(.47)	(.93)	(.12)	-
Total distributions	(1.94)	(.54)	(.93) J	(.20)	(.03)
Redemption fees added to paid in capitalC, I	-	-	-	-	-
Net asset value, end of period	$ 19.29	$ 19.96	$ 14.86	$ 15.48	$ 13.45
Total ReturnA, B	6.83%	39.09%	3.24%	16.72%	21.16%
Ratios to Average Net Assets D, H
Expenses before reductions	1.36%	1.36%	1.44%	1.44%	1.47%
Expenses net of fee waivers, if any	1.35%	1.36%	1.44%	1.43%	1.40%
Expenses net of all reductions	1.34%	1.36%	1.44%	1.43%	1.39%
Net investment income (loss)	.13%	.41%	.09%	.06% F	.17% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 258,183	$ 275,265	$ 150,285	$ 140,707	$ 96,994
Portfolio turnover rateE	26% K	29%	27%	22%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.31)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.10)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $.93 per share is comprised of distributions from net investment income of $.006 and distributions from net realized gain of $.925 per share.

K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.70	$ 14.70	$ 15.34	$ 13.34	$ 11.05
Income from Investment Operations
Net investment income (loss) C	(.02)	.03	(.02)	(.03) F	(.01) G
Net realized and unrealized gain (loss)	1.23	5.50	.31	2.20	2.31
Total from investment operations	1.21	5.53	.29	2.17	2.30
Distributions from net investment income	-	(.06)	-	(.05)	(.01)
Distributions from net realized gain	(1.93)	(.47)	(.93)	(.12)	-
Total distributions	(1.93)	(.53)	(.93)	(.17)	(.01)
Redemption fees added to paid in capitalC, I	-	-	-	-	-
Net asset value, end of period	$ 18.98	$ 19.70	$ 14.70	$ 15.34	$ 13.34
Total ReturnA, B	6.58%	38.70%	3.08%	16.36%	20.87%
Ratios to Average Net Assets D, H
Expenses before reductions	1.61%	1.60%	1.67%	1.70%	1.72%
Expenses net of fee waivers, if any	1.59%	1.60%	1.67%	1.69%	1.65%
Expenses net of all reductions	1.59%	1.59%	1.67%	1.69%	1.64%
Net investment income (loss)	(.11)%	.18%	(.14)%	(.19)% F	(.08)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 100,975	$ 107,444	$ 57,514	$ 55,845	$ 44,091
Portfolio turnover rateE	26% J	29%	27%	22%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.57)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.06	$ 14.27	$ 15.00	$ 13.08	$ 10.88
Income from Investment Operations
Net investment income (loss) C	(.13)	(.06)	(.09)	(.10) F	(.07) G
Net realized and unrealized gain (loss)	1.18	5.34	.29	2.15	2.27
Total from investment operations	1.05	5.28	.20	2.05	2.20
Distributions from net investment income	-	(.02)	-	(.01)	-
Distributions from net realized gain	(1.93)	(.47)	(.93)	(.12)	-
Total distributions	(1.93)	(.49)	(.93)	(.13)	-
Redemption fees added to paid in capitalC, I	-	-	-	-	-
Net asset value, end of period	$ 18.18	$ 19.06	$ 14.27	$ 15.00	$ 13.08
Total ReturnA, B	5.92%	38.07%	2.51%	15.80%	20.22%
Ratios to Average Net Assets D, H
Expenses before reductions	2.18%	2.15%	2.19%	2.20%	2.22%
Expenses net of fee waivers, if any	2.17%	2.15%	2.19%	2.19%	2.15%
Expenses net of all reductions	2.16%	2.14%	2.19%	2.19%	2.14%
Net investment income (loss)	(.69)%	(.37)%	(.66)%	(.69)% F	(.58)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,808	$ 7,052	$ 6,675	$ 8,549	$ 9,747
Portfolio turnover rateE	26% J	29%	27%	22%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.07)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.06	$ 14.28	$ 15.01	$ 13.08	$ 10.89
Income from Investment Operations
Net investment income (loss) C	(.12)	(.06)	(.09)	(.10) F	(.07) G
Net realized and unrealized gain (loss)	1.18	5.34	.29	2.17	2.26
Total from investment operations	1.06	5.28	.20	2.07	2.19
Distributions from net investment income	-	(.03)	-	(.02)	-
Distributions from net realized gain	(1.93)	(.47)	(.93)	(.12)	-
Total distributions	(1.93)	(.50)	(.93)	(.14)	-
Redemption fees added to paid in capitalC, I	-	-	-	-	-
Net asset value, end of period	$ 18.19	$ 19.06	$ 14.28	$ 15.01	$ 13.08
Total ReturnA, B	5.97%	38.00%	2.52%	15.91%	20.11%
Ratios to Average Net Assets D, H
Expenses before reductions	2.12%	2.13%	2.19%	2.18%	2.22%
Expenses net of fee waivers, if any	2.11%	2.13%	2.19%	2.18%	2.15%
Expenses net of all reductions	2.10%	2.12%	2.19%	2.18%	2.14%
Net investment income (loss)	(.63)%	(.35)%	(.66)%	(.68)% F	(.58)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 70,541	$ 76,018	$ 47,265	$ 47,457	$ 37,346
Portfolio turnover rateE	26% J	29%	27%	22%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.06)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Value

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 20.22	$ 15.05	$ 15.62	$ 13.56	$ 11.22
Income from Investment Operations
Net investment income (loss)B	.08	.12	.06	.06E	.05F
Net realized and unrealized gain (loss)	1.26	5.63	.32	2.23	2.34
Total from investment operations	1.34	5.75	.38	2.29	2.39
Distributions from net investment income	(.06)	(.11)	(.02)	(.10)	(.05)
Distributions from net realized gain	(1.93)	(.47)	(.93)	(.13)	-
Total distributions	(1.99)	(.58)	(.95)	(.23)	(.05)
Redemption fees added to paid in capitalB, H	-	-	-	-	-
Net asset value, end of period	$ 19.57	$ 20.22	$ 15.05	$ 15.62	$ 13.56
Total ReturnA	7.12%	39.45%	3.67%	17.03%	21.32%
Ratios to Average Net AssetsC, G
Expenses before reductions	1.08%	1.07%	1.13%	1.13%	1.18%
Expenses net of fee waivers, if any	1.06%	1.07%	1.13%	1.13%	1.18%
Expenses net of all reductions	1.06%	1.06%	1.13%	1.13%	1.17%
Net investment income (loss)	.41%	.71%	.41%	.37%E	.39%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,060,546	$ 2,672,854	$ 1,756,962	$ 1,899,805	$ 1,770,675
Portfolio turnover rateD	.26% I	29%	27%	22%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.01)%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .12%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 20.23	$ 15.05	$ 15.63	$ 13.58	$ 11.24
Income from Investment Operations
Net investment income (loss) B	.08	.12	.06	.06E	.06F
Net realized and unrealized gain (loss)	1.25	5.65	.31	2.23	2.34
Total from investment operations	1.33	5.77	.37	2.29	2.40
Distributions from net investment income	(.06)	(.12)	(.02)	(.11)	(.06)
Distributions from net realized gain	(1.93)	(.47)	(.93)	(.13)	-
Total distributions	(1.99)	(.59)	(.95)	(.24)	(.06)
Redemption fees added to paid in capitalB, H	-	-	-	-	-
Net asset value, end of period	$ 19.57	$ 20.23	$ 15.05	$ 15.63	$ 13.58
Total ReturnA	7.08%	39.54%	3.59%	17.02%	21.42%
Ratios to Average Net Assets C, G
Expenses before reductions	1.09%	1.07%	1.14%	1.10%	1.12%
Expenses net of fee waivers, if any	1.07%	1.07%	1.14%	1.10%	1.12%
Expenses net of all reductions	1.07%	1.06%	1.14%	1.10%	1.12%
Net investment income (loss)	.40%	.70%	.39%	.39%E	.45%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 342,500	$ 359,582	$ 138,981	$ 101,565	$ 78,440
Portfolio turnover rateD	26% I	29%	27%	22%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .01%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .18%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2014

1. Organization.

Fidelity® Small Cap Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Small Cap Value and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Effective after the close of business on March 1, 2013, the Fund's other share classes were closed to new accounts with certain exceptions. The Fund offered Class F shares during the period June 26, 2009 through November 19, 2013 and all outstanding shares were redeemed by November 19, 2013. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations.

Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to in-kind transactions, foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 594,149,641
Gross unrealized depreciation	(90,079,013)
Net unrealized appreciation (depreciation) on securities	$ 504,070,628

Tax Cost	$ 2,474,631,628

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,856,882
Undistributed long-term capital gain	$ 278,488,755
Net unrealized appreciation (depreciation) on securities and other investments	$ 504,070,628

The tax character of distributions paid was as follows:

	July 31, 2014	July 31, 2013
Ordinary Income	$ 10,662,065	$ 21,412,021
Long-term Capital Gains	362,625,476	85,195,362
Total	$ 373,287,541	$ 106,607,383

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $854,969,915 and $1,179,251,195, respectively.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Value as compared to its benchmark index, the Russell 2000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .84% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 698,016	$ 8,584
Class T	.25%	.25%	546,090	860
Class B	.75%	.25%	62,287	46,778
Class C	.75%	.25%	761,065	76,077
			$ 2,067,458	$ 132,299

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 12,340
Class T	4,891
Class B*	5,101
Class C*	3,506
$ 25,838

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 647,648.23
Class T	244,503.22
Class B	18,830.30
Class C	184,822.24
Small Cap Value	4,528,423.20
Institutional Class	779,838.21
	$ 6,404,064

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $34,447 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 11,791,333.33%		$ 652

Redemptions In-Kind. During the period, 67,200,853 shares of the Fund held by affiliated entities were redeemed for investments with a value of $1,338,424,445. The net realized gain of $464,750,352 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,913 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund

Annual Report

7. Security Lending - continued

receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $874,417, including $3,386 from securities loaned to FCM.

8. Expense Reductions.

The investment adviser has contractually agreed to waive a portion of the Fund's management fee until May 31, 2015. During the period, this waiver reduced the Fund's management fee by $538,400.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $44,531.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $48,251 for the period.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2014A	2013
From net investment income
Class A	$ 171,608	$ 785,355
Class T	-	231,402
Class B	-	9,411
Class C	-	90,526
Small Cap Value	7,284,772	13,318,853
Class F	2,011,606	5,669,081
Institutional Class	1,194,079	1,307,393
Total	$ 10,662,065	$ 21,412,021
From net realized gain
Class A	$ 26,941,211	$ 5,001,914
Class T	10,672,388	1,871,336
Class B	695,128	211,601
Class C	7,761,033	1,589,582
Small Cap Value	236,012,007	54,759,308
Class F	44,973,770	17,097,966
Institutional Class	35,569,940	4,663,655
Total	$ 362,625,477	$ 85,195,362

A All Class F Shares were redeemed on November 19, 2013.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2014A	2013	2014A	2013
Class A
Shares sold	2,364,232	6,665,265	$ 46,165,166	$ 113,825,347
Reinvestment of distributions	1,371,738	357,182	25,837,208	5,478,656
Shares redeemed	(4,138,116)	(3,345,663)	(80,966,690)	(56,976,312)
Net increase (decrease)	(402,146)	3,676,784	$ (8,964,316)	$ 62,327,691
Class T
Shares sold	987,146	2,420,486	$ 19,000,773	$ 41,524,163
Reinvestment of distributions	566,918	135,952	10,525,159	2,060,454
Shares redeemed	(1,685,516)	(1,017,057)	(32,399,109)	(17,196,752)
Net increase (decrease)	(131,452)	1,539,381	$ (2,873,177)	$ 26,387,865

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2014A	2013	2014A	2013
Class B
Shares sold	9,527	63,699	$ 174,532	$ 1,033,590
Reinvestment of distributions	33,965	12,922	607,035	189,673
Shares redeemed	(149,029)	(174,192)	(2,755,578)	(2,861,489)
Net increase (decrease)	(105,537)	(97,571)	$ (1,974,011)	$ (1,638,226)
Class C
Shares sold	268,818	1,262,288	$ 4,960,750	$ 20,129,471
Reinvestment of distributions	378,946	98,556	6,778,684	1,448,319
Shares redeemed	(758,615)	(683,043)	(14,057,302)	(11,003,236)
Net increase (decrease)	(110,851)	677,801	$ (2,317,868)	$ 10,574,554
Small Cap Value
Shares sold	19,542,379	46,643,321	$ 386,966,432	$ 815,184,196
Reinvestment of distributions	11,711,859	4,065,017	222,752,806	63,037,497
Shares redeemed	(58,131,122)B	(35,306,999)	(1,153,341,425)B	(618,245,939)
Net increase (decrease)	(26,876,884)	15,401,339	$ (543,622,187)	$ 259,975,754
Class F
Shares sold	879,716	7,943,352	$ 17,395,091	$ 133,806,197
Reinvestment of distributions	2,497,893	1,465,154	46,985,376	22,767,047
Shares redeemed	(39,476,567)B	(8,168,596)	(787,183,278)B	(151,555,822)
Net increase (decrease)	(36,098,958)	1,239,910	$ (722,802,811)	$ 5,017,422
Institutional Class
Shares sold	4,292,555	11,988,758	$ 84,987,281	$ 206,274,907
Reinvestment of distributions	1,739,424	337,968	33,193,654	5,246,517
Shares redeemed	(6,306,791)	(3,783,835)	(125,274,359)	(66,718,093)
Net increase (decrease)	(274,812)	8,542,891	$ (7,093,424)	$ 144,803,331

A All Class F Shares were redeemed on November 19, 2013.

B Amount includes in-kind redemptions (see Note 5: Redemptions In-Kind).

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Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Value Fund (a fund of Fidelity Securities Fund) at July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 12, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 173 funds. Mr. Curvey oversees 397 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), a Director of FMR Co., Inc. (2007-2014) and was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Value Fund voted to pay to shareholders of record at the opening of business, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	09/15/14	09/12/14	$0.048	$1.955

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2014, $441,012,533, or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in January 2013 and for a sleeve of the fund in August 2013.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Small Cap Value Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Value Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board also considered that it had approved a transitional management fee adjustment for the fund that will decrease the fund's management fee paid each month through May 31, 2015.

The Board noted that the total expense ratio of each of Class A, Institutional Class, and the retail class ranked below its competitive median for 2013 and the total expense ratio of each of Class T, Class B, and Class C ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

(Fidelity Investment logo)(registered trademark)

ASCVI-UANN-0914
1.803743.109

Fidelity®

Small Cap Value

Fund

Annual Report

July 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2014	Past 1 year	Past 5 years	Life of fundA
Fidelity® Small Cap Value Fund	7.12%	17.07%	11.28%

A From November 3, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Value Fund, a class of the fund, on November 3, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12-month period ending July 31, 2014, supported by corporate profits and continued low interest rates. The S&P 500® Index rose 16.94%, reaching an all-time high near period end. The technology-heavy Nasdaq Composite Index® gained 22.00%. The Russell 2000® Index returned 8.56%, reflecting the relatively lackluster performance of small-cap stocks. Information technology (+28%) was the top-performing sector within the S&P 500®, driven by strong semiconductor and computer hardware sales. Materials (+23%) gained amid higher prices for many commodity products. Health care (+21%) rose, driven by gains in pharmaceuticals, biotechnology & life sciences companies. Energy stocks (+19%) advanced in the latter part of the period amid healthy U.S. output and the threat of supply disruptions in Iraq. Conversely, most defensive sectors, including consumer staples, utilities and telecommunication services, lagged the broader market. Volatility remained tame throughout most of the period, with markets supported by declining unemployment, near-record profit margins for companies, muted cost inflation and fairly low corporate debt levels. Geopolitical tension remained a concern at period end, with conflict in Ukraine and strained relations between Russia and the West posing a potential threat to global growth.

Comments from Charles Myers and Derek Janssen, Lead Portfolio Manager and Co-Portfolio Manager, respectively, of Fidelity® Small Cap Value Fund: For the year, the fund's Retail Class shares gained 7.12%, trailing the 8.18% gain of the benchmark Russell 2000® Value Index. The fund was hampered the most by subpar security selection in industrials. Conversely, the fund enjoyed very good results from our picks in information technology. The biggest detractor by far was furniture and appliance rent-to-own business Rent-A-Center, which faced several business challenges during the period. Another notable detractor was Quad/Graphics, a very inexpensively valued commercial printing company. After Quad/Graphics issued a disappointing financial report in November, we reassessed our position in the stock and began to reduce the fund's stake. In contrast, the fund benefited from an out-of-benchmark position in Chemed, which runs two very different businesses - the Roto-Rooter® plumbing service and a network of professionals offering end-of-life hospice care. Chemed's shares rose about 44% during the period. Another boost came from owning energy companies LinnCo and Berry Petroleum, the latter of which was acquired by the former. Chemed and LinnCo were not in the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 to July 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period* February 1, 2014 to July 31, 2014
Class A	1.38%
Actual		$ 1,000.00	$ 1,027.20	$ 6.94
HypotheticalA		$ 1,000.00	$ 1,017.95	$ 6.90
Class T	1.62%
Actual		$ 1,000.00	$ 1,025.90	$ 8.14
HypotheticalA		$ 1,000.00	$ 1,016.76	$ 8.10
Class B	2.21%
Actual		$ 1,000.00	$ 1,023.10	$ 11.09
HypotheticalA		$ 1,000.00	$ 1,013.84	$ 11.04
Class C	2.14%
Actual		$ 1,000.00	$ 1,023.10	$ 10.73
HypotheticalA		$ 1,000.00	$ 1,014.18	$ 10.69
Small Cap Value	1.10%
Actual		$ 1,000.00	$ 1,028.40	$ 5.53
HypotheticalA		$ 1,000.00	$ 1,019.34	$ 5.51
Institutional Class	1.11%
Actual		$ 1,000.00	$ 1,028.40	$ 5.58
HypotheticalA		$ 1,000.00	$ 1,019.29	$ 5.56

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Tech Data Corp.	2.9	2.6
PacWest Bancorp	2.9	1.8
Federated Investors, Inc. Class B (non-vtg.)	2.9	2.9
TCF Financial Corp.	2.8	2.8
World Fuel Services Corp.	2.8	3.0
Endurance Specialty Holdings Ltd.	2.5	2.7
First Citizen Bancshares, Inc.	2.3	1.9
Ingram Micro, Inc. Class A	2.3	1.9
DCT Industrial Trust, Inc.	2.3	2.0
Aspen Insurance Holdings Ltd.	2.3	2.1
	26.0
Top Five Market Sectors as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	40.8	38.9
Industrials	14.3	14.8
Information Technology	13.1	13.5
Consumer Discretionary	10.4	11.9
Health Care	6.6	5.5
Asset Allocation (% of fund's net assets)
As of July 31, 2014*		As of January 31, 2014**
	Stocks 99.5%		Stocks 100.0%
	Short-Term Investments and Net Other Assets (Liabilities) 0.5%		Short-Term Investments and Net Other Assets (Liabilities) 0.0%
* Foreign investments	8.9%	** Foreign investments	7.5%

Annual Report

Investments July 31, 2014

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
CONSUMER DISCRETIONARY - 10.4%
Auto Components - 0.2%
Standard Motor Products, Inc.	143,301	$ 5,166,001
Diversified Consumer Services - 0.7%
Regis Corp.	1,515,900	21,116,487
Multiline Retail - 1.9%
Big Lots, Inc.	1,212,700	53,055,625
Specialty Retail - 7.5%
Aarons, Inc. Class A	2,295,100	60,544,738
Genesco, Inc. (a)	617,728	47,114,115
Murphy U.S.A., Inc. (a)	1,060,715	52,420,535
Rent-A-Center, Inc.	1,646,367	39,414,026
Tsutsumi Jewelry Co. Ltd.	520,900	13,304,726
		212,798,140
Textiles, Apparel & Luxury Goods - 0.1%
Vera Bradley, Inc. (a)	231,000	4,580,730
TOTAL CONSUMER DISCRETIONARY		296,716,983
CONSUMER STAPLES - 2.7%
Food Products - 1.5%
Post Holdings, Inc. (a)	931,300	41,833,996
Tobacco - 1.2%
Universal Corp. (d)	660,000	34,273,800
TOTAL CONSUMER STAPLES		76,107,796
ENERGY - 4.8%
Energy Equipment & Services - 0.4%
ShawCor Ltd. Class A	246,000	12,451,727
Oil, Gas & Consumable Fuels - 4.4%
LinnCo LLC (d)	507,788	14,771,553
Northern Oil & Gas, Inc. (a)(d)	1,958,249	31,508,226
World Fuel Services Corp.	1,823,800	78,332,210
		124,611,989
TOTAL ENERGY		137,063,716
FINANCIALS - 40.8%
Banks - 14.4%
Associated Banc-Corp.	2,945,300	52,779,776
City National Corp.	840,300	63,232,575
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Banks - continued
CVB Financial Corp.	2,361,688	$ 36,110,210
First Citizen Bancshares, Inc.	296,324	65,887,642
National Penn Bancshares, Inc.	2,759,400	28,421,820
PacWest Bancorp	2,004,105	83,511,055
TCF Financial Corp.	5,039,800	79,679,238
		409,622,316
Capital Markets - 3.6%
Federated Investors, Inc. Class B (non-vtg.) (d)	2,949,963	83,247,956
Waddell & Reed Financial, Inc. Class A	339,100	17,901,089
		101,149,045
Consumer Finance - 1.9%
Cash America International, Inc.	559,700	24,845,083
EZCORP, Inc. (non-vtg.) Class A (a)	1,412,488	13,828,258
World Acceptance Corp. (a)(d)	181,500	14,716,020
		53,389,361
Insurance - 9.4%
Aspen Insurance Holdings Ltd.	1,599,400	63,991,994
Endurance Specialty Holdings Ltd.	1,352,400	71,528,436
Platinum Underwriters Holdings Ltd.	1,001,999	58,717,141
ProAssurance Corp.	793,200	34,607,316
StanCorp Financial Group, Inc.	631,300	38,092,642
		266,937,529
Real Estate Investment Trusts - 7.0%
DCT Industrial Trust, Inc.	8,229,086	64,433,743
Franklin Street Properties Corp.	3,480,800	42,256,912
National Retail Properties, Inc. (d)	883,400	31,422,538
Rouse Properties, Inc. (d)(e)	3,600,000	61,020,000
		199,133,193
Real Estate Management & Development - 1.1%
Kennedy Wilson Europe Real Estate PLC	1,684,900	30,209,829
Thrifts & Mortgage Finance - 3.4%
Astoria Financial Corp.	3,403,499	43,837,067
Washington Federal, Inc.	2,492,000	52,232,320
		96,069,387
TOTAL FINANCIALS		1,156,510,660
Common Stocks - continued
	Shares	Value
HEALTH CARE - 6.6%
Health Care Equipment & Supplies - 2.4%
Hill-Rom Holdings, Inc.	773,200	$ 30,464,080
Integra LifeSciences Holdings Corp. (a)	809,200	38,372,264
		68,836,344
Health Care Providers & Services - 3.0%
AmSurg Corp. (a)	893,800	42,687,888
Chemed Corp. (d)	423,700	43,153,845
		85,841,733
Pharmaceuticals - 1.2%
Theravance, Inc. (a)(d)	1,507,033	32,702,616
TOTAL HEALTH CARE		187,380,693
INDUSTRIALS - 14.3%
Air Freight & Logistics - 0.9%
Atlas Air Worldwide Holdings, Inc. (a)	780,133	26,696,151
Commercial Services & Supplies - 5.2%
ACCO Brands Corp. (a)(e)	7,611,200	50,386,144
Knoll, Inc.	1,269,800	21,345,338
Quad/Graphics, Inc.	1,250,849	26,417,931
United Stationers, Inc.	1,301,398	50,207,935
		148,357,348
Electrical Equipment - 4.4%
AZZ, Inc.	770,000	33,602,800
EnerSys	743,700	47,172,891
GrafTech International Ltd. (a)(d)	5,212,200	43,782,480
		124,558,171
Machinery - 1.6%
Blount International, Inc. (a)	1,850,200	24,163,612
Columbus McKinnon Corp. (NY Shares)	776,000	18,042,000
Mueller Industries, Inc.	80,000	2,226,400
		44,432,012
Trading Companies & Distributors - 2.2%
WESCO International, Inc. (a)(d)	777,933	61,059,961
TOTAL INDUSTRIALS		405,103,643
INFORMATION TECHNOLOGY - 13.1%
Communications Equipment - 1.5%
Polycom, Inc. (a)	3,242,475	41,568,530
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - 6.4%
Ingram Micro, Inc. Class A (a)	2,248,300	$ 64,526,210
SYNNEX Corp. (a)	527,200	34,004,400
Tech Data Corp. (a)	1,336,373	83,910,860
		182,441,470
Internet Software & Services - 1.0%
j2 Global, Inc.	574,300	28,094,756
IT Services - 2.0%
CACI International, Inc. Class A (a)	828,334	57,146,763
Software - 2.2%
SS&C Technologies Holdings, Inc. (a)	1,418,900	61,452,559
TOTAL INFORMATION TECHNOLOGY		370,704,078
MATERIALS - 3.0%
Containers & Packaging - 1.3%
Silgan Holdings, Inc.	750,000	36,915,000
Metals & Mining - 1.7%
Haynes International, Inc.	376,903	18,769,769
RTI International Metals, Inc. (a)	1,230,500	30,590,230
		49,359,999
TOTAL MATERIALS		86,274,999
UTILITIES - 3.8%
Electric Utilities - 2.8%
El Paso Electric Co.	974,121	35,896,359
IDACORP, Inc.	822,000	44,018,100
		79,914,459
Gas Utilities - 1.0%
Southwest Gas Corp.	547,656	27,125,402
TOTAL UTILITIES		107,039,861
TOTAL COMMON STOCKS (Cost $2,315,504,569)		2,822,902,429
Money Market Funds - 5.5%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	10,267,832	$ 10,267,832
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	145,531,995	145,531,995
TOTAL MONEY MARKET FUNDS (Cost $155,799,827)		155,799,827
TOTAL INVESTMENT PORTFOLIO - 105.0% (Cost $2,471,304,396)		2,978,702,256
NET OTHER ASSETS (LIABILITIES) - (5.0)%		(141,148,058)
NET ASSETS - 100%		$ 2,837,554,198
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 18,564
Fidelity Securities Lending Cash Central Fund	874,417
Total	$ 892,981
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
ACCO Brands Corp.	$ 70,270,150	$ 3,955,917	$ 21,579,480	$ -	$ 50,386,144
Astoria Financial Corp.	63,439,988	-	24,073,100	616,420	-
Blount International, Inc.	39,210,500	-	14,064,571	-	-
CACI International, Inc. Class A	84,031,458	-	31,369,100	-	-
Columbus McKinnon Corp. (NY Shares)	23,226,000	-	7,378,820	31,040	-
Franklin Street Properties Corp.	63,888,000	6,710,106	24,031,632	2,914,733	-
GrafTech International Ltd.	57,971,680	-	28,363,648	-	-
HNI Corp.	97,287,208	-	94,962,777	1,325,907	-
Monotype Imaging Holdings, Inc.	61,318,401	-	69,874,384	297,102	-
Platinum Underwriters Holdings Ltd.	85,165,691	-	29,187,426	360,872	-
Quad/Graphics, Inc.	75,007,000	-	34,701,403	2,238,965	-
Regis Corp.	57,598,920	-	27,623,343	337,920	-
Rouse Properties, Inc.	-	62,526,334	-	612,000	61,020,000
RTI International Metals, Inc.	57,622,000	-	22,511,670	-	-
Tech Data Corp.	98,763,117	6,654,871	38,603,914	-	-
Valassis Comm-unications, Inc.	60,210,064	211,335	68,200,733	1,121,822	-
Total	$ 995,010,177	$ 80,058,563	$ 536,526,001	$ 9,856,781	$ 111,406,144
* Includes the value of securities delivered through in-kind transactions.
Other Information

The following is a summary of the inputs used, as of July 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 296,716,983	$ 283,412,257	$ 13,304,726	$ -
Consumer Staples	76,107,796	76,107,796	-	-
Energy	137,063,716	137,063,716	-	-
Financials	1,156,510,660	1,156,510,660	-	-
Health Care	187,380,693	187,380,693	-	-
Industrials	405,103,643	405,103,643	-	-
Information Technology	370,704,078	370,704,078	-	-
Materials	86,274,999	86,274,999	-	-
Utilities	107,039,861	107,039,861	-	-
Money Market Funds	155,799,827	155,799,827	-	-
Total Investments in Securities:	$ 2,978,702,256	$ 2,965,397,530	$ 13,304,726	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2014

Assets
Investment in securities, at value (including securities loaned of $139,656,509) - See accompanying schedule: Unaffiliated issuers (cost $2,195,838,822)	$ 2,711,496,285
Fidelity Central Funds (cost $155,799,827)	155,799,827
Other affiliated issuers (cost $119,665,747)	111,406,144
Total Investments (cost $2,471,304,396)		$ 2,978,702,256
Cash		237,291
Receivable for investments sold		12,220,217
Receivable for fund shares sold		1,958,797
Dividends receivable		1,752,464
Distributions receivable from Fidelity Central Funds		436,344
Receivable from investment adviser for expense reductions		2,252
Other receivables		19,623
Total assets		2,995,329,244

Liabilities
Payable for investments purchased	$ 3,264,421
Payable for fund shares redeemed	6,046,837
Accrued management fee	2,105,803
Distribution and service plan fees payable	166,855
Other affiliated payables	588,008
Other payables and accrued expenses	71,127
Collateral on securities loaned, at value	145,531,995
Total liabilities		157,775,046

Net Assets		$ 2,837,554,198
Net Assets consist of:
Paid in capital		$ 2,049,137,933
Undistributed net investment income		5,856,882
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		275,161,523
Net unrealized appreciation (depreciation) on investments		507,397,860
Net Assets		$ 2,837,554,198

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($258,183,354 ÷ 13,385,509 shares)	$ 19.29

Maximum offering price per share (100/94.25 of $19.29)	$ 20.47
Class T: Net Asset Value and redemption price per share ($100,975,244 ÷ 5,321,352 shares)	$ 18.98

Maximum offering price per share (100/96.50 of $18.98)	$ 19.67
Class B: Net Asset Value and offering price per share ($4,808,237 ÷ 264,509 shares)A	$ 18.18

Class C: Net Asset Value and offering price per share ($70,541,309 ÷ 3,877,443 shares)A	$ 18.19

Small Cap Value: Net Asset Value, offering price and redemption price per share ($2,060,546,290 ÷ 105,297,795 shares)	$ 19.57

Institutional Class: Net Asset Value, offering price and redemption price per share ($342,499,764 ÷ 17,499,817 shares)	$ 19.57

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2014

Investment Income
Dividends (including $9,856,781 earned from other affiliated issuers)		$ 48,393,147
Interest		45
Income from Fidelity Central Funds		892,981
Total income		49,286,173

Expenses
Management fee Basic fee	$ 23,398,200
Performance adjustment	4,827,948
Transfer agent fees	6,404,064
Distribution and service plan fees	2,067,458
Accounting and security lending fees	952,058
Custodian fees and expenses	56,759
Independent trustees' compensation	14,296
Registration fees	132,108
Audit	64,853
Legal	12,312
Interest	652
Miscellaneous	33,881
Total expenses before reductions	37,964,589
Expense reductions	(631,182)	37,333,407
Net investment income (loss)		11,952,766
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	375,645,847
Redemption in-kind with affiliated entities (including gain from Other affiliated issuers of $109,056,467)	464,750,352
Other affiliated issuers	85,451,270
Foreign currency transactions	(5,181)
Total net realized gain (loss)		925,842,288
Change in net unrealized appreciation (depreciation) on: Investment securities	(668,247,397)
Assets and liabilities in foreign currencies	(1,683)
Total change in net unrealized appreciation (depreciation)		(668,249,080)
Net gain (loss)		257,593,208
Net increase (decrease) in net assets resulting from operations		$ 269,545,974

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2014	Year ended July 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,952,766	$ 24,107,442
Net realized gain (loss)	925,842,288	300,684,864
Change in net unrealized appreciation (depreciation)	(668,249,080)	820,354,516
Net increase (decrease) in net assets resulting from operations	269,545,974	1,145,146,822
Distributions to shareholders from net investment income	(10,662,065)	(21,412,021)
Distributions to shareholders from net realized gain	(362,625,477)	(85,195,362)
Total distributions	(373,287,542)	(106,607,383)
Share transactions - net increase (decrease)	(1,289,647,794)	507,448,391
Redemption fees	536,076	726,904
Total increase (decrease) in net assets	(1,392,853,286)	1,546,714,734

Net Assets
Beginning of period	4,230,407,484	2,683,692,750
End of period (including undistributed net investment income of $5,856,882 and undistributed net investment income of $6,475,378, respectively)	$ 2,837,554,198	$ 4,230,407,484

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.96	$ 14.86	$ 15.48	$ 13.45	$ 11.13
Income from Investment Operations
Net investment income (loss) C	.03	.07	.01	.01F	.02G
Net realized and unrealized gain (loss)	1.24	5.57	.30	2.22	2.33
Total from investment operations	1.27	5.64	.31	2.23	2.35
Distributions from net investment income	(.01)	(.07)	(.01)	(.08)	(.03)
Distributions from net realized gain	(1.93)	(.47)	(.93)	(.12)	-
Total distributions	(1.94)	(.54)	(.93) J	(.20)	(.03)
Redemption fees added to paid in capitalC, I	-	-	-	-	-
Net asset value, end of period	$ 19.29	$ 19.96	$ 14.86	$ 15.48	$ 13.45
Total ReturnA, B	6.83%	39.09%	3.24%	16.72%	21.16%
Ratios to Average Net Assets D, H
Expenses before reductions	1.36%	1.36%	1.44%	1.44%	1.47%
Expenses net of fee waivers, if any	1.35%	1.36%	1.44%	1.43%	1.40%
Expenses net of all reductions	1.34%	1.36%	1.44%	1.43%	1.39%
Net investment income (loss)	.13%	.41%	.09%	.06% F	.17% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 258,183	$ 275,265	$ 150,285	$ 140,707	$ 96,994
Portfolio turnover rateE	26% K	29%	27%	22%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.31)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.10)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $.93 per share is comprised of distributions from net investment income of $.006 and distributions from net realized gain of $.925 per share.

K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.70	$ 14.70	$ 15.34	$ 13.34	$ 11.05
Income from Investment Operations
Net investment income (loss) C	(.02)	.03	(.02)	(.03) F	(.01) G
Net realized and unrealized gain (loss)	1.23	5.50	.31	2.20	2.31
Total from investment operations	1.21	5.53	.29	2.17	2.30
Distributions from net investment income	-	(.06)	-	(.05)	(.01)
Distributions from net realized gain	(1.93)	(.47)	(.93)	(.12)	-
Total distributions	(1.93)	(.53)	(.93)	(.17)	(.01)
Redemption fees added to paid in capitalC, I	-	-	-	-	-
Net asset value, end of period	$ 18.98	$ 19.70	$ 14.70	$ 15.34	$ 13.34
Total ReturnA, B	6.58%	38.70%	3.08%	16.36%	20.87%
Ratios to Average Net Assets D, H
Expenses before reductions	1.61%	1.60%	1.67%	1.70%	1.72%
Expenses net of fee waivers, if any	1.59%	1.60%	1.67%	1.69%	1.65%
Expenses net of all reductions	1.59%	1.59%	1.67%	1.69%	1.64%
Net investment income (loss)	(.11)%	.18%	(.14)%	(.19)% F	(.08)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 100,975	$ 107,444	$ 57,514	$ 55,845	$ 44,091
Portfolio turnover rateE	26% J	29%	27%	22%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.57)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.06	$ 14.27	$ 15.00	$ 13.08	$ 10.88
Income from Investment Operations
Net investment income (loss) C	(.13)	(.06)	(.09)	(.10) F	(.07) G
Net realized and unrealized gain (loss)	1.18	5.34	.29	2.15	2.27
Total from investment operations	1.05	5.28	.20	2.05	2.20
Distributions from net investment income	-	(.02)	-	(.01)	-
Distributions from net realized gain	(1.93)	(.47)	(.93)	(.12)	-
Total distributions	(1.93)	(.49)	(.93)	(.13)	-
Redemption fees added to paid in capitalC, I	-	-	-	-	-
Net asset value, end of period	$ 18.18	$ 19.06	$ 14.27	$ 15.00	$ 13.08
Total ReturnA, B	5.92%	38.07%	2.51%	15.80%	20.22%
Ratios to Average Net Assets D, H
Expenses before reductions	2.18%	2.15%	2.19%	2.20%	2.22%
Expenses net of fee waivers, if any	2.17%	2.15%	2.19%	2.19%	2.15%
Expenses net of all reductions	2.16%	2.14%	2.19%	2.19%	2.14%
Net investment income (loss)	(.69)%	(.37)%	(.66)%	(.69)% F	(.58)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,808	$ 7,052	$ 6,675	$ 8,549	$ 9,747
Portfolio turnover rateE	26% J	29%	27%	22%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.07)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.06	$ 14.28	$ 15.01	$ 13.08	$ 10.89
Income from Investment Operations
Net investment income (loss) C	(.12)	(.06)	(.09)	(.10) F	(.07) G
Net realized and unrealized gain (loss)	1.18	5.34	.29	2.17	2.26
Total from investment operations	1.06	5.28	.20	2.07	2.19
Distributions from net investment income	-	(.03)	-	(.02)	-
Distributions from net realized gain	(1.93)	(.47)	(.93)	(.12)	-
Total distributions	(1.93)	(.50)	(.93)	(.14)	-
Redemption fees added to paid in capitalC, I	-	-	-	-	-
Net asset value, end of period	$ 18.19	$ 19.06	$ 14.28	$ 15.01	$ 13.08
Total ReturnA, B	5.97%	38.00%	2.52%	15.91%	20.11%
Ratios to Average Net Assets D, H
Expenses before reductions	2.12%	2.13%	2.19%	2.18%	2.22%
Expenses net of fee waivers, if any	2.11%	2.13%	2.19%	2.18%	2.15%
Expenses net of all reductions	2.10%	2.12%	2.19%	2.18%	2.14%
Net investment income (loss)	(.63)%	(.35)%	(.66)%	(.68)% F	(.58)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 70,541	$ 76,018	$ 47,265	$ 47,457	$ 37,346
Portfolio turnover rateE	26% J	29%	27%	22%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.06)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Value

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 20.22	$ 15.05	$ 15.62	$ 13.56	$ 11.22
Income from Investment Operations
Net investment income (loss)B	.08	.12	.06	.06E	.05F
Net realized and unrealized gain (loss)	1.26	5.63	.32	2.23	2.34
Total from investment operations	1.34	5.75	.38	2.29	2.39
Distributions from net investment income	(.06)	(.11)	(.02)	(.10)	(.05)
Distributions from net realized gain	(1.93)	(.47)	(.93)	(.13)	-
Total distributions	(1.99)	(.58)	(.95)	(.23)	(.05)
Redemption fees added to paid in capitalB, H	-	-	-	-	-
Net asset value, end of period	$ 19.57	$ 20.22	$ 15.05	$ 15.62	$ 13.56
Total ReturnA	7.12%	39.45%	3.67%	17.03%	21.32%
Ratios to Average Net AssetsC, G
Expenses before reductions	1.08%	1.07%	1.13%	1.13%	1.18%
Expenses net of fee waivers, if any	1.06%	1.07%	1.13%	1.13%	1.18%
Expenses net of all reductions	1.06%	1.06%	1.13%	1.13%	1.17%
Net investment income (loss)	.41%	.71%	.41%	.37%E	.39%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,060,546	$ 2,672,854	$ 1,756,962	$ 1,899,805	$ 1,770,675
Portfolio turnover rateD	.26% I	29%	27%	22%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.01)%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .12%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 20.23	$ 15.05	$ 15.63	$ 13.58	$ 11.24
Income from Investment Operations
Net investment income (loss) B	.08	.12	.06	.06E	.06F
Net realized and unrealized gain (loss)	1.25	5.65	.31	2.23	2.34
Total from investment operations	1.33	5.77	.37	2.29	2.40
Distributions from net investment income	(.06)	(.12)	(.02)	(.11)	(.06)
Distributions from net realized gain	(1.93)	(.47)	(.93)	(.13)	-
Total distributions	(1.99)	(.59)	(.95)	(.24)	(.06)
Redemption fees added to paid in capitalB, H	-	-	-	-	-
Net asset value, end of period	$ 19.57	$ 20.23	$ 15.05	$ 15.63	$ 13.58
Total ReturnA	7.08%	39.54%	3.59%	17.02%	21.42%
Ratios to Average Net Assets C, G
Expenses before reductions	1.09%	1.07%	1.14%	1.10%	1.12%
Expenses net of fee waivers, if any	1.07%	1.07%	1.14%	1.10%	1.12%
Expenses net of all reductions	1.07%	1.06%	1.14%	1.10%	1.12%
Net investment income (loss)	.40%	.70%	.39%	.39%E	.45%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 342,500	$ 359,582	$ 138,981	$ 101,565	$ 78,440
Portfolio turnover rateD	26% I	29%	27%	22%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .01%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .18%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2014

1. Organization.

Fidelity® Small Cap Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Small Cap Value and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Effective after the close of business on March 1, 2013, the Fund's other share classes were closed to new accounts with certain exceptions. The Fund offered Class F shares during the period June 26, 2009 through November 19, 2013 and all outstanding shares were redeemed by November 19, 2013. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

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3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations.

Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to in-kind transactions, foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 594,149,641
Gross unrealized depreciation	(90,079,013)
Net unrealized appreciation (depreciation) on securities	$ 504,070,628

Tax Cost	$ 2,474,631,628

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,856,882
Undistributed long-term capital gain	$ 278,488,755
Net unrealized appreciation (depreciation) on securities and other investments	$ 504,070,628

The tax character of distributions paid was as follows:

	July 31, 2014	July 31, 2013
Ordinary Income	$ 10,662,065	$ 21,412,021
Long-term Capital Gains	362,625,476	85,195,362
Total	$ 373,287,541	$ 106,607,383

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $854,969,915 and $1,179,251,195, respectively.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Value as compared to its benchmark index, the Russell 2000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .84% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 698,016	$ 8,584
Class T	.25%	.25%	546,090	860
Class B	.75%	.25%	62,287	46,778
Class C	.75%	.25%	761,065	76,077
			$ 2,067,458	$ 132,299

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5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 12,340
Class T	4,891
Class B*	5,101
Class C*	3,506
$ 25,838

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 647,648.23
Class T	244,503.22
Class B	18,830.30
Class C	184,822.24
Small Cap Value	4,528,423.20
Institutional Class	779,838.21
	$ 6,404,064

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $34,447 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 11,791,333.33%		$ 652

Redemptions In-Kind. During the period, 67,200,853 shares of the Fund held by affiliated entities were redeemed for investments with a value of $1,338,424,445. The net realized gain of $464,750,352 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,913 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund

Annual Report

7. Security Lending - continued

receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $874,417, including $3,386 from securities loaned to FCM.

8. Expense Reductions.

The investment adviser has contractually agreed to waive a portion of the Fund's management fee until May 31, 2015. During the period, this waiver reduced the Fund's management fee by $538,400.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $44,531.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $48,251 for the period.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2014A	2013
From net investment income
Class A	$ 171,608	$ 785,355
Class T	-	231,402
Class B	-	9,411
Class C	-	90,526
Small Cap Value	7,284,772	13,318,853
Class F	2,011,606	5,669,081
Institutional Class	1,194,079	1,307,393
Total	$ 10,662,065	$ 21,412,021
From net realized gain
Class A	$ 26,941,211	$ 5,001,914
Class T	10,672,388	1,871,336
Class B	695,128	211,601
Class C	7,761,033	1,589,582
Small Cap Value	236,012,007	54,759,308
Class F	44,973,770	17,097,966
Institutional Class	35,569,940	4,663,655
Total	$ 362,625,477	$ 85,195,362

A All Class F Shares were redeemed on November 19, 2013.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2014A	2013	2014A	2013
Class A
Shares sold	2,364,232	6,665,265	$ 46,165,166	$ 113,825,347
Reinvestment of distributions	1,371,738	357,182	25,837,208	5,478,656
Shares redeemed	(4,138,116)	(3,345,663)	(80,966,690)	(56,976,312)
Net increase (decrease)	(402,146)	3,676,784	$ (8,964,316)	$ 62,327,691
Class T
Shares sold	987,146	2,420,486	$ 19,000,773	$ 41,524,163
Reinvestment of distributions	566,918	135,952	10,525,159	2,060,454
Shares redeemed	(1,685,516)	(1,017,057)	(32,399,109)	(17,196,752)
Net increase (decrease)	(131,452)	1,539,381	$ (2,873,177)	$ 26,387,865

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10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2014A	2013	2014A	2013
Class B
Shares sold	9,527	63,699	$ 174,532	$ 1,033,590
Reinvestment of distributions	33,965	12,922	607,035	189,673
Shares redeemed	(149,029)	(174,192)	(2,755,578)	(2,861,489)
Net increase (decrease)	(105,537)	(97,571)	$ (1,974,011)	$ (1,638,226)
Class C
Shares sold	268,818	1,262,288	$ 4,960,750	$ 20,129,471
Reinvestment of distributions	378,946	98,556	6,778,684	1,448,319
Shares redeemed	(758,615)	(683,043)	(14,057,302)	(11,003,236)
Net increase (decrease)	(110,851)	677,801	$ (2,317,868)	$ 10,574,554
Small Cap Value
Shares sold	19,542,379	46,643,321	$ 386,966,432	$ 815,184,196
Reinvestment of distributions	11,711,859	4,065,017	222,752,806	63,037,497
Shares redeemed	(58,131,122)B	(35,306,999)	(1,153,341,425)B	(618,245,939)
Net increase (decrease)	(26,876,884)	15,401,339	$ (543,622,187)	$ 259,975,754
Class F
Shares sold	879,716	7,943,352	$ 17,395,091	$ 133,806,197
Reinvestment of distributions	2,497,893	1,465,154	46,985,376	22,767,047
Shares redeemed	(39,476,567)B	(8,168,596)	(787,183,278)B	(151,555,822)
Net increase (decrease)	(36,098,958)	1,239,910	$ (722,802,811)	$ 5,017,422
Institutional Class
Shares sold	4,292,555	11,988,758	$ 84,987,281	$ 206,274,907
Reinvestment of distributions	1,739,424	337,968	33,193,654	5,246,517
Shares redeemed	(6,306,791)	(3,783,835)	(125,274,359)	(66,718,093)
Net increase (decrease)	(274,812)	8,542,891	$ (7,093,424)	$ 144,803,331

A All Class F Shares were redeemed on November 19, 2013.

B Amount includes in-kind redemptions (see Note 5: Redemptions In-Kind).

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Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Value Fund (a fund of Fidelity Securities Fund) at July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 12, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 173 funds. Mr. Curvey oversees 397 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

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Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), a Director of FMR Co., Inc. (2007-2014) and was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Value Fund voted to pay on September 15, 2014 to shareholders of record at the opening of business on September 12, 2014, a distribution of $1.955 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.049 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2014, $441,012,533, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in January 2013 and for a sleeve of the fund in August 2013.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Small Cap Value Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Value Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board also considered that it had approved a transitional management fee adjustment for the fund that will decrease the fund's management fee paid each month through May 31, 2015.

The Board noted that the total expense ratio of each of Class A, Institutional Class, and the retail class ranked below its competitive median for 2013 and the total expense ratio of each of Class T, Class B, and Class C ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

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www.fidelity.com

SCV-UANN-0914
1.803705.109

Fidelity®

Real Estate Income

Fund

Annual Report

July 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2014	Past 1 year	Past 5 years	Past 10 years
Fidelity® Real Estate Income Fund	8.78%	14.33%	7.23%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Real Estate Income Fund, a class of the fund, on July 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

22,000
20,000
17,500
15,000
12,500
10,000
9,000
8,000
$7,300
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Period Ending Values
$20,101 Fidelity Real Estate Income Fund
$21,581 S&P 500® Index

Annual Report

Management's Discussion of Fund Performance

Market Recap: The fundamental backdrop for commercial real estate remained solid throughout the 12 months ending July 31, 2014. Continued favorable demand across most sectors and geographic markets, along with limited new construction, led to rising occupancies. In turn, this led to gently rising rents and cash flow for real estate owners, including real estate investment trusts (REITs). Investors' continued search for yield in a low-interest-rate environment - rates ended the 12-month period roughly at their starting point - helped further boost the performance of multiple types of real estate securities. For the full 12 months, REIT stocks, as measured by the FTSE® NAREIT® All REITs Index, gained 12.90%, with the vast majority of that increase coming in the second half of the period. The MSCI REIT Preferred Index, which reflects the performance of real estate preferred stocks, added 9.62%. On the fixed-income side, The BofA Merrill LynchSM US Real Estate Index - a market-capitalization-weighted measure of investment-grade corporate debt in the domestic real estate sector - advanced 6.67%, benefiting partly from narrowing credit spreads that helped compensate for rising interest rates in the first half of the 12-month period. In comparison, the S&P 500® Index, a proxy for the broad U.S. stock market, was up 16.94%.

Comments from Mark Snyderman, Portfolio Manager of Fidelity® Real Estate Income Fund: For the year, the fund's Retail Class shares gained 8.78%, which I consider a good absolute return for a 12-month period. In comparison, however, the Fidelity Real Estate Income Composite IndexSM - a 40/40/20 blend of the MSCI REIT Preferred Index, The BofA Merrill LynchSM US Real Estate Index and the FTSE® NAREIT® All REITs Index, respectively - added 9.17%. Most of the categories in which the fund invests did well. The fund's REIT common stock holdings essentially matched the 13% gain in the FTSE® NAREIT® index. Its preferred stocks added about 11%, outpacing the MSCI preferred stock index. On the portfolio's fixed-income side, the fund did particularly well with its commercial mortgage backed securities investments, which rose roughly 11%, compared with approximately 7% for the BofA Merrill Lynch real estate bond index. The fund's high-yield real estate bond picks modestly outpaced this measure, while its investment-grade bonds lagged. Meanwhile, the fund was hampered by a cash position of 8%, on average. I like to hold enough cash to take advantage of attractive buying opportunities when others must sell; unfortunately, the size of the portfolio's stake here was a drag on results in a rising market during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 to July 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period* February 1, 2014 to July 31, 2014
Class A	1.05%
Actual		$ 1,000.00	$ 1,065.30	$ 5.38
HypotheticalA		$ 1,000.00	$ 1,019.59	$ 5.26
Class T	1.08%
Actual		$ 1,000.00	$ 1,065.10	$ 5.53
HypotheticalA		$ 1,000.00	$ 1,019.44	$ 5.41
Class C	1.79%
Actual		$ 1,000.00	$ 1,061.70	$ 9.15
HypotheticalA		$ 1,000.00	$ 1,015.92	$ 8.95
Real Estate Income	.83%
Actual		$ 1,000.00	$ 1,066.80	$ 4.25
HypotheticalA		$ 1,000.00	$ 1,020.68	$ 4.16
Institutional Class	.78%
Actual		$ 1,000.00	$ 1,066.30	$ 4.00
HypotheticalA		$ 1,000.00	$ 1,020.93	$ 3.91

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
MFA Financial, Inc.	3.2	3.0
Equity Lifestyle Properties, Inc.	2.7	2.7
Acadia Realty Trust (SBI)	2.4	2.2
Ventas, Inc.	1.6	1.7
Lexington Corporate Properties Trust	1.1	1.0
	11.0
Top 5 Bonds as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Realogy Group LLC Tranche B, term loan 3.75% 3/5/20	0.9	0.8
Standard Pacific Corp. 8.375% 5/15/18	0.8	0.9
Annaly Capital Management, Inc. 5% 5/15/15	0.8	0.9
Hilton Worldwide Finance, LLC Tranche B, term loan 3.5% 10/25/20	0.7	0.3
iStar Financial, Inc. 5.875% 3/15/16	0.7	1.0
	3.9
Top Five REIT Sectors as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Mortgage	17.3	16.0
REITs - Management/Investment	9.0	8.9
REITs - Health Care Facilities	6.9	6.1
REITs - Shopping Centers	6.3	6.1
REITs - Apartments	4.9	5.0
Asset Allocation (% of fund's net assets)
As of July 31, 2014*		As of January 31, 2014**
	Common Stocks 31.4%		Common Stocks 31.6%
	Preferred Stocks 16.7%		Preferred Stocks 14.5%
	Bonds 32.8%		Bonds 34.3%
	Convertible Securities 4.5%		Convertible Securities 4.0%
	Other Investments 7.8%		Other Investments 8.6%
	Short-Term Investments and Net Other Assets (Liabilities) 6.8%		Short-Term Investments and Net Other Assets (Liabilities) 7.0%
* Foreign investments	2.6%	** Foreign investments	3.2%

Annual Report

Investments July 31, 2014

Showing Percentage of Net Assets

Common Stocks - 31.4%
	Shares	Value
CONSUMER DISCRETIONARY - 0.2%
Household Durables - 0.2%
Stanley Martin Communities LLC Class B (a)(m)	4,620	$ 6,928,291
Media - 0.0%
New Media Investment Group, Inc.	2	30
TOTAL CONSUMER DISCRETIONARY		6,928,321
FINANCIALS - 31.0%
Capital Markets - 0.5%
Ellington Financial LLC	950,100	22,517,370
Real Estate Investment Trusts - 29.8%
Acadia Realty Trust (SBI) (g)	3,500,149	98,809,206
AG Mortgage Investment Trust, Inc.	781,700	14,336,378
American Tower Corp.	184,300	17,396,077
Annaly Capital Management, Inc.	826,600	9,175,260
Anworth Mortgage Asset Corp.	1,572,210	7,986,827
Apartment Investment & Management Co. Class A	1,268,100	43,343,658
Arbor Realty Trust, Inc. (g)	3,068,975	21,697,653
Associated Estates Realty Corp.	224,208	3,961,755
AvalonBay Communities, Inc.	191,400	28,342,512
BioMed Realty Trust, Inc.	1,058,200	22,751,300
Blackstone Mortgage Trust, Inc.	75,200	2,140,944
Boardwalk (REIT)	126,200	7,511,698
Canadian (REIT)	131,600	5,524,219
CBL & Associates Properties, Inc.	2,202,873	41,193,725
Cedar Shopping Centers, Inc.	1,208,910	7,616,133
Chambers Street Properties	1,457,593	11,340,074
Chartwell Retirement Residence	459,700	4,553,364
Chartwell Retirement Residence (a)(h)	78,500	777,548
CYS Investments, Inc.	2,094,739	18,601,282
Douglas Emmett, Inc.	689,600	19,646,704
Dynex Capital, Inc.	1,989,943	16,516,527
EastGroup Properties, Inc.	101,500	6,329,540
Ellington Residential Mortgage REIT	260,000	4,238,000
Equity Lifestyle Properties, Inc.	2,511,560	111,236,992
Equity Residential (SBI)	306,700	19,828,155
Excel Trust, Inc.	1,742,628	22,567,033
Extra Space Storage, Inc.	155,200	8,028,496
First Potomac Realty Trust	1,381,615	18,223,502
Five Oaks Investment Corp.	400,000	4,424,000
H&R REIT/H&R Finance Trust	375,100	7,957,136
Hatteras Financial Corp.	685,100	13,119,665
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Highwoods Properties, Inc. (SBI)	139,400	$ 5,864,558
Lexington Corporate Properties Trust	4,174,382	45,667,739
Liberty Property Trust (SBI)	192,300	6,763,191
LTC Properties, Inc.	452,913	17,360,155
MFA Financial, Inc.	16,292,993	132,624,945
Mid-America Apartment Communities, Inc.	612,400	42,819,008
Monmouth Real Estate Investment Corp. Class A (f)	1,197,173	12,306,938
National Retail Properties, Inc.	232,200	8,259,354
Newcastle Investment Corp.	4,850,400	21,681,288
NorthStar Realty Finance Corp.	377,400	6,076,140
Piedmont Office Realty Trust, Inc. Class A	850,200	16,536,390
Potlatch Corp.	40,500	1,672,650
Prologis, Inc.	499,487	20,384,064
Redwood Trust, Inc. (f)	555,100	10,535,798
Select Income (REIT)	456,300	12,662,325
Senior Housing Properties Trust (SBI)	1,562,300	35,714,178
Simon Property Group, Inc.	171,600	28,861,404
Stag Industrial, Inc.	321,769	7,349,204
Terreno Realty Corp.	1,484,064	27,751,997
Two Harbors Investment Corp.	1,721,280	17,608,694
Ventas, Inc.	1,025,546	65,122,171
Washington Prime Group, Inc. (a)	442,350	8,355,992
Washington REIT (SBI)	426,700	11,572,104
Weyerhaeuser Co. (f)	741,400	23,220,648
WP Carey, Inc.	597,900	39,299,967
		1,245,246,265
Real Estate Management & Development - 0.7%
Brookfield Asset Management, Inc. Class A	257,600	11,491,415
Kennedy-Wilson Holdings, Inc.	664,021	15,538,091
		27,029,506
TOTAL FINANCIALS		1,294,793,141
Common Stocks - continued
	Shares	Value
MATERIALS - 0.2%
Paper & Forest Products - 0.2%
West Fraser Timber Co. Ltd.	231,400	$ 10,541,237
TOTAL COMMON STOCKS (Cost $1,148,245,642)		1,312,262,699
Preferred Stocks - 17.6%

Convertible Preferred Stocks - 0.9%
FINANCIALS - 0.9%
Real Estate Investment Trusts - 0.9%
Alexandria Real Estate Equities, Inc. Series D 7.00%	195,000	5,313,750
Excel Trust, Inc. 7.00% (h)	248,200	6,515,250
Health Care REIT, Inc. Series I, 6.50%	46,800	2,737,800
Lexington Corporate Properties Trust Series C, 6.50%	396,880	18,712,892
Ramco-Gershenson Properties Trust (SBI) Series D, 7.25%	40,000	2,451,600
Weyerhaeuser Co. Series A, 6.375%	20,000	1,080,624
		36,811,916
Nonconvertible Preferred Stocks - 16.7%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Red Lion Hotels Capital Trust 9.50%	143,030	3,727,362
FINANCIALS - 16.6%
Capital Markets - 0.1%
Arlington Asset Investment Corp. 6.625%	182,517	4,409,611
Real Estate Investment Trusts - 16.3%
AG Mortgage Investment Trust, Inc. 8.00%	461,387	11,082,516
Alexandria Real Estate Equities, Inc. Series E, 6.45%	145,913	3,687,222
American Capital Agency Corp.:
8.00%	200,000	5,170,000
Series B, 7.75%	360,200	8,785,278
American Capital Mortgage Investment Corp. Series A, 8.125%	248,636	6,243,250
American Home Mortgage Investment Corp.:
Series A, 9.375% (a)	120,300	12
Series B, 9.25% (a)	124,100	12
American Homes 4 Rent:
Series A, 5.00%	224,979	5,579,479
Series B, 5.00%	149,525	3,645,420
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
American Homes 4 Rent: - continued
Series C, 5.50%	485,000	$ 12,008,600
American Realty Capital Properties, Inc. Series F, 6.70%	300,409	6,984,509
Annaly Capital Management, Inc.:
Series A, 7.875%	134,900	3,419,715
Series C, 7.625%	162,837	3,974,851
Series D, 7.50%	310,731	7,497,939
Anworth Mortgage Asset Corp. Series A, 8.625%	309,630	7,836,735
Apollo Commercial Real Estate Finance, Inc. Series A, 8.625%	375,101	9,876,409
Apollo Residential Mortgage, Inc. Series A, 8.00%	279,276	6,758,479
Arbor Realty Trust, Inc.:
7.375% (a)(g)	330,605	8,162,637
Series A, 8.25% (g)	189,089	4,727,225
Series B, 7.75% (g)	240,000	5,882,400
Series C, 8.50% (g)	100,000	2,525,000
Armour Residential REIT, Inc. Series B, 7.875%	153,654	3,727,646
Ashford Hospitality Trust, Inc.:
Series D, 8.45%	47,000	1,200,850
Series E, 9.00%	140,751	3,814,352
Boston Properties, Inc. 5.25%	10,915	256,503
Brandywine Realty Trust Series E, 6.90%	95,000	2,512,750
Campus Crest Communities, Inc. Series A, 8.00%	248,431	6,372,255
Capstead Mortgage Corp. Series E, 7.50%	202,984	4,885,622
CBL & Associates Properties, Inc.:
Series D, 7.375%	289,876	7,261,394
Series E, 6.625%	197,063	4,812,278
Cedar Shopping Centers, Inc. Series B, 7.25%	399,750	10,185,630
CenterPoint Properties Trust Series D, 5.377%	3,575	2,609,750
Chesapeake Lodging Trust Series A, 7.75%	266,916	6,985,192
Colony Financial, Inc.:
Series A, 8.50%	282,171	7,378,772
Series B, 7.50%	80,000	1,944,800
CommonWealth REIT:
7.50%	93,300	1,893,057
Series E, 7.25%	648,952	16,846,794
Coresite Realty Corp. Series A, 7.25%	369,799	9,481,646
Corporate Office Properties Trust Series L, 7.375%	161,840	4,212,695
CubeSmart Series A, 7.75%	40,000	1,065,200
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
CYS Investments, Inc.:
Series A, 7.75%	117,824	$ 2,880,797
Series B, 7.50%	446,667	10,527,941
DDR Corp.:
Series J, 6.50%	340,721	8,575,948
Series K, 6.25%	228,888	5,594,023
Digital Realty Trust, Inc.:
Series E, 7.00%	219,819	5,585,601
Series G, 5.875%	145,444	3,217,221
Series H, 7.375%	50,000	1,277,500
Duke Realty LP Series L, 6.60%	10,666	270,383
DuPont Fabros Technology, Inc. Series B, 7.625%	381,202	9,686,343
Dynex Capital, Inc.:
Series A, 8.50%	362,932	9,073,300
Series B, 7.625%	252,120	6,048,359
Equity Lifestyle Properties, Inc. Series C, 6.75%	950,148	24,504,317
Essex Property Trust, Inc. Series H, 7.125%	40,000	1,068,000
Excel Trust, Inc. Series B, 8.125%	400,000	10,428,000
First Potomac Realty Trust 7.75%	415,296	10,859,990
Five Oaks Investment Corp. Series A, 8.75%	100,000	2,517,000
General Growth Properties, Inc. Series A, 6.375%	166,463	4,028,405
Gladstone Commercial Corp. Series C, 7.125%	232,238	5,996,385
Glimcher Realty Trust:
6.875%	256,115	6,472,026
Series G, 8.125%	109,192	2,759,282
Series H, 7.50%	198,527	5,360,229
Hatteras Financial Corp. Series A, 7.625%	353,288	8,372,926
Health Care REIT, Inc. Series J, 6.50%	81,600	2,098,752
Hersha Hospitality Trust:
Series B, 8.00%	162,538	4,320,260
Series C, 6.875%	50,000	1,267,000
Hospitality Properties Trust Series D, 7.125%	40,800	1,039,584
Hudson Pacific Properties, Inc. 8.375%	394,069	10,442,829
Inland Real Estate Corp. Series A, 8.125%	423,500	11,032,175
Invesco Mortgage Capital, Inc. Series A, 7.75%	123,342	3,004,611
Investors Real Estate Trust Series B, 7.95%	126,572	3,319,984
iStar Financial, Inc.:
Series E, 7.875%	188,696	4,692,870
Series F, 7.80%	393,843	9,727,922
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Kilroy Realty Corp.:
Series G, 6.875%	46,760	$ 1,212,954
Series H, 6.375%	143,296	3,540,844
Kite Realty Group Trust 8.25%	96,100	2,499,561
LaSalle Hotel Properties:
Series H, 7.50%	141,308	3,710,748
Series I, 6.375%	354,698	8,828,433
LBA Realty Fund II:
Series A, 8.75% (a)	69,000	3,122,250
Series B, 7.625%	31,240	687,280
MFA Financial, Inc.:
8.00%	538,930	13,850,501
Series B, 7.50%	592,024	14,196,736
Monmouth Real Estate Investment Corp.:
Series A, 7.625%	80,000	2,042,400
Series B, 7.875%	95,000	2,493,750
National Retail Properties, Inc.:
5.70%	376,404	8,819,146
Series D, 6.625%	222,138	5,586,771
New York Mortgage Trust, Inc. Series B, 7.75%	171,101	4,055,094
NorthStar Realty Finance Corp.:
Series B, 8.25%	225,708	5,642,700
Series C, 8.875%	275,338	7,032,133
Series D, 8.50%	207,301	5,207,401
Series E, 8.75%	313,780	7,916,669
Pebblebrook Hotel Trust:
Series A, 7.875%	412,000	10,835,600
Series B, 8.00%	185,085	4,919,559
Series C, 6.50%	178,160	4,373,828
Pennsylvania (REIT) 7.375%	100,510	2,591,148
Prologis, Inc. Series Q, 8.54%	94,446	6,133,087
PS Business Parks, Inc.:
Series R, 6.875%	116,903	3,003,238
Series S, 6.45%	39,500	977,625
Series T, 6.00%	198,004	4,702,595
Series U, 5.75%	600	13,770
RAIT Financial Trust 7.625%	216,190	5,316,112
Regency Centers Corp.:
Series 6, 6.625%	87,261	2,260,060
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Regency Centers Corp.: - continued
Series 7, 6.00%	123,000	$ 2,955,690
Resource Capital Corp. 8.625%	117,847	2,873,110
Retail Properties America, Inc. 7.00%	394,411	9,907,604
Sabra Health Care REIT, Inc. Series A, 7.125%	298,123	7,763,123
Saul Centers, Inc.:
Series A, 8.00%	38,072	989,872
Series C, 6.875%	315,478	7,886,950
Senior Housing Properties Trust 5.625%	283,543	6,544,172
Stag Industrial, Inc.:
Series A, 9.00%	280,000	7,761,600
Series B, 6.625%	80,300	1,989,031
Strategic Hotel & Resorts, Inc. Series B, 8.25%	80,000	2,044,800
Summit Hotel Properties, Inc.:
Series A, 9.25%	138,340	3,804,350
Series B, 7.875%	190,173	4,954,007
Series C, 7.125%	153,212	3,851,750
Sun Communities, Inc. Series A, 7.125%	375,000	9,626,250
Sunstone Hotel Investors, Inc. Series D, 8.00%	129,723	3,458,415
Taubman Centers, Inc. Series K, 6.25%	96,120	2,354,940
Terreno Realty Corp. Series A, 7.75%	213,690	5,528,160
UMH Properties, Inc. Series A, 8.25%	600,000	15,840,000
Urstadt Biddle Properties, Inc. Series F, 7.125%	210,000	5,344,500
Vornado Realty LP 7.875%	54,682	1,392,204
Weingarten Realty Investors (SBI) Series F, 6.50%	49,813	1,255,786
Winthrop Realty Trust 7.75%	379,600	9,774,700
		680,817,844
Real Estate Management & Development - 0.2%
Kennedy-Wilson, Inc. 7.75%	321,574	8,200,137
TOTAL FINANCIALS		693,427,592
TOTAL NONCONVERTIBLE PREFERRED STOCKS		697,154,954
TOTAL PREFERRED STOCKS (Cost $716,293,737)		733,966,870
Corporate Bonds - 20.9%
		Principal Amount (e)	Value
Convertible Bonds - 3.6%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Morgans Hotel Group Co. 2.375% 10/15/14		$ 4,510,000	$ 4,476,175
FINANCIALS - 3.5%
Consumer Finance - 0.0%
Zais Financial Partners LP 8% 11/15/16 (h)		2,000,000	2,062,714
Diversified Financial Services - 0.6%
IAS Operating Partnership LP 5% 3/15/18 (h)		25,380,000	24,877,578
Real Estate Investment Trusts - 2.8%
Annaly Capital Management, Inc. 5% 5/15/15		31,396,000	31,906,185
Apollo Commercial Real Estate Finance, Inc. 5.5% 3/15/19		3,980,000	4,223,974
Ares Commercial Real Estate Corp. 7% 12/15/15		14,700,000	15,214,500
Blackstone Mortgage Trust, Inc. 5.25% 12/1/18		5,750,000	6,156,525
Campus Crest Communities Operating Partnership LP 4.75% 10/15/18 (h)		9,000,000	8,797,500
Colony Financial, Inc.:
3.875% 1/15/21		9,910,000	10,052,456
5% 4/15/23		9,000,000	9,364,500
PennyMac Corp. 5.375% 5/1/20		6,000,000	5,950,476
RAIT Financial Trust 4% 10/1/33		11,000,000	10,518,750
Redwood Trust, Inc. 4.625% 4/15/18		8,500,000	8,755,000
Spirit Realty Capital, Inc. 3.75% 5/15/21		4,800,000	4,854,000
			115,793,866
Real Estate Management & Development - 0.1%
Forest City Enterprises, Inc. 3.625% 8/15/20		2,000,000	2,090,000
Grubb & Ellis Co. 7.95% 5/1/15 (d)(h)		5,500,000	1
			2,090,001
TOTAL FINANCIALS			144,824,159
TOTAL CONVERTIBLE BONDS			149,300,334
Nonconvertible Bonds - 17.3%
CONSUMER DISCRETIONARY - 5.3%
Hotels, Restaurants & Leisure - 0.7%
FelCor Lodging LP:
5.625% 3/1/23		2,000,000	2,000,000
6.75% 6/1/19		5,875,000	6,139,375
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 5.625% 10/15/21 (h)		$ 4,000,000	$ 4,190,000
Paris Las Vegas Holding LLC/Harrah's Las Vegas LLC/Flamingo Las Vegas Holdings, Inc. 8% 10/1/20 (h)		4,500,000	4,612,500
Playa Resorts Holding BV 8% 8/15/20 (h)		1,230,000	1,297,650
RHP Hotel Properties LP/RHP Finance Co. 5% 4/15/21		2,000,000	1,985,000
Times Square Hotel Trust 8.528% 8/1/26 (h)		8,328,905	10,443,093
			30,667,618
Household Durables - 4.6%
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 6.875% 2/15/21 (h)		10,500,000	10,237,500
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (h)		1,000,000	1,025,000
Brookfield Residential Properties, Inc. 6.5% 12/15/20 (h)		1,615,000	1,693,731
D.R. Horton, Inc.:
4.375% 9/15/22		4,175,000	4,112,375
4.75% 5/15/17		2,000,000	2,095,000
5.75% 8/15/23		2,510,000	2,648,050
KB Home:
8% 3/15/20		8,465,000	9,586,613
9.1% 9/15/17		4,985,000	5,782,600
Lennar Corp.:
4.125% 12/1/18		5,520,000	5,547,600
4.5% 6/15/19		1,830,000	1,830,000
5.6% 5/31/15		6,000,000	6,186,300
6.5% 4/15/16		4,000,000	4,250,000
6.95% 6/1/18		14,280,000	15,904,350
M/I Homes, Inc. 8.625% 11/15/18		26,055,000	27,390,319
Meritage Homes Corp.:
7% 4/1/22		7,525,000	8,221,063
7.15% 4/15/20		7,060,000	7,783,650
Ryland Group, Inc.:
6.625% 5/1/20		1,555,000	1,663,850
8.4% 5/15/17		5,420,000	6,233,000
Standard Pacific Corp.:
7% 8/15/15		4,000,000	4,170,000
8.375% 5/15/18		28,983,000	33,257,993
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Standard Pacific Corp.: - continued
10.75% 9/15/16		$ 8,415,000	$ 9,761,400
Toll Brothers Finance Corp. 5.875% 2/15/22		1,550,000	1,662,375
WCI Communities, Inc. 6.875% 8/15/21 (h)		1,845,000	1,891,125
William Lyon Homes, Inc.:
7% 8/15/22 (h)(i)		2,505,000	2,505,000
8.5% 11/15/20		15,550,000	17,143,875
			192,582,769
TOTAL CONSUMER DISCRETIONARY			223,250,387
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Ahold Lease Series 2001 A1 pass thru trust certificates 7.82% 1/2/20		759,804	852,880
FINANCIALS - 11.1%
Diversified Financial Services - 0.4%
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp. 7.75% 2/15/18 (h)		4,755,000	5,087,850
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22		3,680,000	3,751,300
6% 8/1/20		6,000,000	6,255,000
			15,094,150
Real Estate Investment Trusts - 7.4%
American Campus Communities Operating Partnership LP 4.125% 7/1/24		2,000,000	2,006,580
American Tower Corp. 3.4% 2/15/19		1,000,000	1,036,709
Camden Property Trust 5% 6/15/15		1,100,000	1,141,236
CBL & Associates LP 5.25% 12/1/23		1,000,000	1,065,829
Commercial Net Lease Realty, Inc. 6.15% 12/15/15		2,526,000	2,700,178
Crown Castle International Corp. 5.25% 1/15/23		4,000,000	4,040,000
CTR Partnership LP / CareTrust Capital Corp. 5.875% 6/1/21 (h)		2,300,000	2,305,750
CubeSmart LP 4.8% 7/15/22		2,000,000	2,137,444
DDR Corp.:
5.5% 5/1/15		4,000,000	4,134,580
7.5% 4/1/17		6,000,000	6,878,238
7.5% 7/15/18		8,756,000	10,375,028
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
DDR Corp.: - continued
7.875% 9/1/20		$ 4,637,000	$ 5,824,128
9.625% 3/15/16		3,836,000	4,356,265
DuPont Fabros Technology LP 5.875% 9/15/21		1,000,000	1,020,000
Equity One, Inc.:
5.375% 10/15/15		3,500,000	3,677,632
6.25% 1/15/17		3,000,000	3,312,594
Equity Residential 5.125% 3/15/16		7,201,000	7,694,859
HCP, Inc. 3.75% 2/1/16		10,000,000	10,430,250
Health Care Property Investors, Inc.:
5.625% 5/1/17		2,980,000	3,309,528
6% 3/1/15		1,000,000	1,030,515
6% 1/30/17		2,383,000	2,650,163
7.072% 6/8/15		1,500,000	1,579,319
Health Care REIT, Inc.:
3.625% 3/15/16		14,685,000	15,309,994
4.125% 4/1/19		2,000,000	2,150,084
6.2% 6/1/16		2,750,000	3,002,469
Healthcare Realty Trust, Inc.:
3.75% 4/15/23		4,022,000	3,924,535
5.75% 1/15/21		3,095,000	3,494,862
6.5% 1/17/17		2,875,000	3,207,048
Highwoods/Forsyth LP:
3.625% 1/15/23		1,607,000	1,580,740
5.85% 3/15/17		2,800,000	3,097,450
Hospitality Properties Trust:
5% 8/15/22		3,177,000	3,351,433
5.625% 3/15/17		915,000	996,299
HRPT Properties Trust:
5.75% 11/1/15		4,826,000	4,968,541
6.25% 8/15/16		9,675,000	10,297,228
6.25% 6/15/17		1,055,000	1,127,346
6.65% 1/15/18		4,246,000	4,616,816
iStar Financial, Inc.:
3.875% 7/1/16		2,855,000	2,876,413
4% 11/1/17		15,000,000	14,775,000
5% 7/1/19		15,000,000	14,775,000
5.85% 3/15/17		3,587,000	3,766,350
5.875% 3/15/16		27,070,000	28,423,500
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
iStar Financial, Inc.: - continued
6.05% 4/15/15		$ 14,630,000	$ 14,959,175
7.125% 2/15/18		5,725,000	6,183,000
9% 6/1/17		9,175,000	10,390,688
MPT Operating Partnership LP/MPT Finance Corp.:
6.375% 2/15/22		3,610,000	3,844,650
6.875% 5/1/21		2,000,000	2,150,000
National Retail Properties, Inc. 3.3% 4/15/23		2,000,000	1,931,756
Nationwide Health Properties, Inc. 6% 5/20/15		5,670,000	5,902,805
Omega Healthcare Investors, Inc.:
4.95% 4/1/24 (h)		2,898,000	2,979,144
6.75% 10/15/22		2,115,000	2,273,625
7.5% 2/15/20		1,000,000	1,063,750
Potlatch Corp. 7.5% 11/1/19		1,000,000	1,160,000
Prologis LP 7.625% 7/1/17		4,690,000	5,237,229
Reckson Operating Partnership LP/SL Green Realty Corp./SL Green Operating Partnership LP 7.75% 3/15/20		2,000,000	2,389,382
Senior Housing Properties Trust:
3.25% 5/1/19		2,882,000	2,911,846
4.3% 1/15/16		5,000,000	5,165,360
4.75% 5/1/24		3,988,000	4,062,923
6.75% 4/15/20		13,624,000	15,635,202
6.75% 12/15/21		8,000,000	9,316,872
United Dominion Realty Trust, Inc.:
5.25% 1/15/15		1,000,000	1,020,666
5.25% 1/15/16		4,000,000	4,236,568
			311,262,574
Real Estate Management & Development - 3.2%
BioMed Realty LP 3.85% 4/15/16		2,000,000	2,089,560
Brandywine Operating Partnership LP 7.5% 5/15/15		1,000,000	1,049,968
CBRE Group, Inc.:
5% 3/15/23		6,020,000	5,989,900
6.625% 10/15/20		1,205,000	1,263,744
Corporate Office Properties LP 3.6% 5/15/23		5,000,000	4,783,790
ERP Operating LP 5.25% 9/15/14		4,815,000	4,839,759
Excel Trust LP 4.625% 5/15/24		2,403,000	2,447,780
Forestar U.S.A. Real Estate Group 8.5% 6/1/22 (h)		10,515,000	10,935,600
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Management & Development - continued
Host Hotels & Resorts LP 5.25% 3/15/22		$ 2,000,000	$ 2,210,924
Howard Hughes Corp. 6.875% 10/1/21 (h)		9,715,000	10,225,038
Hunt Companies, Inc. 9.625% 3/1/21 (h)		4,100,000	4,305,000
Kennedy-Wilson, Inc.:
5.875% 4/1/24		2,610,000	2,616,525
8.75% 4/1/19		20,410,000	21,864,213
Mid-America Apartments LP:
3.75% 6/15/24		1,663,000	1,640,892
6.05% 9/1/16		2,500,000	2,725,500
Realogy Corp. 7.875% 2/15/19 (h)		7,085,000	7,474,675
Realogy Group LLC/Realogy Co.-Issuer Corp. 4.5% 4/15/19 (h)		4,805,000	4,660,850
Regency Centers LP:
5.25% 8/1/15		4,509,000	4,707,265
5.875% 6/15/17		400,000	447,284
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.25% 4/15/21 (h)		2,000,000	1,970,000
5.625% 3/1/24 (h)		2,270,000	2,224,600
Ventas Realty LP 1.55% 9/26/16		7,000,000	7,058,863
Ventas Realty LP/Ventas Capital Corp.:
2.7% 4/1/20		3,000,000	2,963,976
3.125% 11/30/15		13,807,000	14,222,563
4% 4/30/19		2,262,000	2,420,869
Wells Operating Partnership II LP 5.875% 4/1/18		3,000,000	3,138,420
Weyerhaeuser Real Estate Co. 5.875% 6/15/24 (h)		1,890,000	1,918,350
			132,195,908
Thrifts & Mortgage Finance - 0.1%
Ocwen Financial Corp. 6.625% 5/15/19 (h)		4,005,000	4,095,113
Wrightwood Capital LLC 1.9% 4/20/20 (d)		110,410	500,156
			4,595,269
TOTAL FINANCIALS			463,147,901
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
HEALTH CARE - 0.6%
Health Care Equipment & Supplies - 0.3%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp.:
6% 10/15/21		$ 1,370,000	$ 1,438,500
7.75% 2/15/19		10,410,000	10,930,500
			12,369,000
Health Care Providers & Services - 0.3%
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23		2,795,000	2,788,013
5.5% 2/1/21		9,070,000	9,296,750
			12,084,763
TOTAL HEALTH CARE			24,453,763
INDUSTRIALS - 0.2%
Commercial Services & Supplies - 0.1%
Iron Mountain, Inc. 5.75% 8/15/24		4,235,000	4,235,000
Industrial Conglomerates - 0.1%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 7.375% 10/1/17		3,050,000	3,255,875
TOTAL INDUSTRIALS			7,490,875
INFORMATION TECHNOLOGY - 0.1%
Internet Software & Services - 0.1%
CyrusOne LP/CyrusOne Finance Corp. 6.375% 11/15/22		3,000,000	3,165,000
TOTAL NONCONVERTIBLE BONDS			722,360,806
TOTAL CORPORATE BONDS (Cost $832,223,479)			871,661,140
Asset-Backed Securities - 2.2%

Capital Trust RE CDO Ltd.:
Series 2005-1A Class D, 1.6562% 3/20/50 (h)(j)		2,250,000	95,625
Series 2005-3A Class A2, 5.16% 6/25/35 (h)		12,158	11,915
CapitalSource Real Estate Loan Trust Series 2006-1A Class A2A, 0.4836% 1/20/37 (h)(j)		81,455	79,826
Asset-Backed Securities - continued
		Principal Amount (e)	Value
CapLease CDO Ltd. Series 2005-1A Class A, 4.926% 1/29/40 (h)		$ 910,893	$ 901,784
CBRE Realty Finance CDO LLC Series 2007-1A Class A1, 0.4821% 4/7/52 (h)(j)		686,542	665,946
Conseco Finance Securitizations Corp. Series 2002-2 Class M2, 9.163% 3/1/33 (j)		500,000	432,715
Crest Clarendon Street Ltd./Crest Clarendon Corp. Series 2002-1A Class D, 9% 12/28/35 (h)		573,683	389,875
Crest Dartmouth Street Ltd./Crest Dartmouth Street Corp. Series 2003-1A Class D, 9% 6/28/38 (h)		346,972	348,533
Deutsche Financial Capital Securitization LLC Series 1997-I Class M, 7.275% 9/15/27		7,913,633	7,729,380
Fairfield Street Solar Corp. Series 2004-1A Class E1, 3.5944% 11/28/39 (h)(j)		609,640	61
Green Tree Financial Corp.:
Series 1996-4 Class M1, 7.75% 6/15/27		1,788,179	1,774,707
Series 1997-3 Class M1, 7.53% 3/15/28		6,996,415	6,027,164
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 3.905% 6/25/35 (j)(m)		212,276	4,647
Guggenheim Structured Real Estate Funding Ltd./Guggenheim Structured Real Estate Funding LLC Series 2005-2A:
Class D, 1.705% 8/26/30 (h)(j)		89,648	88,527
Class E, 2.155% 8/26/30 (h)(j)		1,420,000	972,700
HLSS Servicer Advance Receivables Backed Notes Series 2013-T2 Class D2, 2.388% 5/16/44 (h)		3,000,000	2,998,195
Invitation Homes Trust Series 2014-SFR1 Class E, 3.4062% 6/17/31 (h)(j)		10,000,000	9,999,935
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class M2, 7.17% 4/15/40		1,012,616	494,533
Merit Securities Corp. Series 13 Class M1, 7.688% 12/28/33 (j)		1,923,000	2,043,059
Mesa West Capital CDO Ltd. Series 2007-1A:
Class A1, 0.415% 2/25/47 (h)(j)		1,617,882	1,601,703
Class A2, 0.445% 2/25/47 (h)(j)		21,240,000	20,655,900
N-Star Real Estate CDO Ltd. Series 1A Class C1B, 7.696% 8/28/38 (h)		899,989	917,989
Taberna Preferred Funding III Ltd. Series 2005-3A Class D, 2.8729% 2/5/36 (h)(j)		3,803,196	380
Wachovia Ltd./Wachovia LLC:
Series 2006-1 Class 1ML, 5.7326% 9/25/26 (h)(j)		2,000,000	1,400,000
Series 2006-1A:
Class B, 0.5926% 9/25/26 (h)(j)		2,240,259	2,199,934
Class C, 0.7626% 9/25/26 (h)(j)		7,030,000	6,868,310
Asset-Backed Securities - continued
		Principal Amount (e)	Value
Wachovia Ltd./Wachovia LLC: - continued
Series 2006-1A:
Class D, 0.8626% 9/25/26 (h)(j)		$ 2,080,000	$ 1,977,040
Class E, 0.9626% 9/25/26 (h)(j)		2,780,000	2,621,540
Class F, 1.3826% 9/25/26 (h)(j)		3,483,000	3,230,483
Class G, 1.5826% 9/25/26 (h)(j)		1,599,000	1,475,877
Class H, 1.8826% 9/25/26 (h)(j)		1,535,000	1,412,968
Class J, 2.9826% 9/25/26 (h)(j)		1,500,000	1,392,000
Class K, 3.4826% 9/25/26 (h)(j)		2,475,000	2,229,975
Class L, 4.2326% 9/25/26 (h)(j)		1,500,000	1,370,250
Wrightwood Capital Real Estate CDO Ltd. Series 2005-1A:
Class A1, 0.547% 11/21/40 (h)(j)		6,037,856	5,705,774
Class F, 2.177% 11/21/40 (h)(j)		250,000	29,275
TOTAL ASSET-BACKED SECURITIES (Cost $93,851,617)			90,148,525
Collateralized Mortgage Obligations - 0.3%

Private Sponsor - 0.3%
Countrywide Home Loans, Inc.:
Series 2002-38 Class B3, 5% 2/25/18 (h)		41,113	173
Series 2002-R2 Class 2B3, 3.664% 7/25/33 (h)(j)		181,238	53,428
Series 2003-R3 Class B2, 5.5% 11/25/33 (h)		1,086,466	131,471
Series 2004-R1 Class 1B3, 5.0042% 11/25/34 (h)(j)		38,272	2,747
FREMF Mortgage Trust:
Series 2010-K6 Class B, 5.5329% 12/25/46 (h)(j)		4,500,000	4,975,830
Series 2010-K7 Class B, 5.618% 4/25/20 (h)(j)		3,200,000	3,574,253
Merrill Lynch Mortgage Investors Trust Series 1998-C3 Class F, 6% 12/15/30 (h)		1,388,624	1,453,435
RESI Finance LP/RESI Finance DE Corp. floater Series 2003-B Class B9, 12.1025% 7/10/35 (h)(j)		155,567	172,384
Residential Funding Securities Corp. Series 2002-RM1 Class BI1, 5.5% 12/25/17 (h)		15,441	13,851
RESIX Finance Ltd. floater:
Series 2003-D Class B8, 6.6525% 12/10/35 (h)(j)		169,695	40,277
Series 2004-A Class B7, 4.4025% 2/10/36 (h)(j)		178,210	48,248
Series 2004-B Class B7, 4.1525% 2/10/36 (h)(j)		224,769	82,416
TOTAL PRIVATE SPONSOR			10,548,513
Collateralized Mortgage Obligations - continued
		Principal Amount (e)	Value
U.S. Government Agency - 0.0%
Fannie Mae REMIC Trust:
Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41 (m)		$ 113,309	$ 37,591
Series 2002-W1 subordinate REMIC pass thru certificates, Class 3B3, 3.1641% 2/25/42 (h)(j)		85,297	47,472
Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 4.5664% 12/25/42 (j)(m)		184,544	30,990
Series 2003-W10 subordinate REMIC pass thru certificates, Class 2B3, 3.095% 6/25/43 (h)(j)		125,783	52,539
Series 2003-W4 subordinate REMIC pass thru certificates, Class 2B3, 3.0288% 10/25/42 (h)(j)		51,657	26,741
TOTAL U.S. GOVERNMENT AGENCY			195,333
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $10,579,057)			10,743,846
Commercial Mortgage Securities - 13.0%

ACGS Series 2004-1 Class P, 7.4605% 8/1/19 (m)		1,607,561	1,595,253
Americold LLC Trust Series 2010-ARTA Class D, 7.443% 1/14/29 (h)		2,000,000	2,278,707
Banc of America Commercial Mortgage Trust:
Series 2005-1 Class CJ, 5.4665% 11/10/42 (j)		3,580,000	3,660,768
Series 2005-5 Class D, 5.3884% 10/10/45 (j)		4,000,000	4,046,484
Series 2005-6 Class AJ, 5.3495% 9/10/47 (j)		5,000,000	5,242,815
Banc of America Large Loan, Inc. floater Series 2005-MIB1 Class K, 2.152% 3/15/22 (h)(j)		760,684	670,139
Banc of America REMIC Trust Series 2012-CLMZ Class A, 7.652% 8/15/17 (h)(j)		4,900,000	4,908,330
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-PW11 Class AJ, 5.6047% 3/11/39 (j)		5,700,000	5,877,419
Bear Stearns Commercial Mortgage Securities Trust Series 2006-T22 Class B, 5.7569% 4/12/38 (h)(j)		2,520,000	2,677,709
Boca Hotel Portfolio Trust Series 2013-BOCA Class E, 3.902% 8/15/26 (h)(j)		2,500,000	2,502,910
CGBAM Commercial Mortgage Trust floater Series 2014-HD Class E, 3.1518% 2/15/31 (h)(j)		5,769,000	5,776,904
Citigroup Commercial Mortgage Trust Series 2013-GC15 Class D, 5.277% 9/10/46 (h)(j)		2,750,000	2,736,311
COMM Mortgage Trust:
sequential payer Series 2013-LC6 Class E, 3.5% 1/10/46 (h)		4,300,000	3,445,349
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
COMM Mortgage Trust: - continued
Series 2012-CR5 Class D, 4.4798% 12/10/45 (h)(j)		$ 2,000,000	$ 2,000,636
Series 2013-CR10 Class D, 4.958% 8/10/46 (h)(j)		2,000,000	1,956,635
Series 2013-CR12 Class D, 5.2553% 10/10/46 (h)(j)		3,000,000	2,952,387
Series 2013-CR9 Class D, 4.4022% 7/10/45 (h)(j)		4,255,000	3,991,662
Series 2013-LC6 Class D, 4.4319% 1/10/46 (h)(j)		3,870,000	3,677,173
Series 2014-UBS2 Class D, 5.1831% 3/10/47 (h)(j)		3,713,000	3,559,040
Commercial Mortgage Acceptance Corp. Series 1998-C2 Class J, 5.44% 9/15/30 (h)		2,646,159	2,558,931
Commercial Mortgage Trust pass-thru certificates:
Series 2005-C6 Class AJ, 5.209% 6/10/44 (j)		5,000,000	5,175,945
Series 2012-CR1:
Class C, 5.5464% 5/15/45 (j)		1,000,000	1,105,871
Class D, 5.5464% 5/15/45 (h)(j)		5,550,000	5,676,374
Series 2012-CR2:
Class D, 5.0196% 8/15/45 (h)(j)		4,500,000	4,670,199
Class E, 5.0196% 8/15/45 (h)(j)		6,000,000	5,986,944
Series 2012-LC4:
Class C, 5.8228% 12/10/44 (j)		2,000,000	2,235,678
Class D, 5.8228% 12/10/44 (h)(j)		8,000,000	8,410,016
Credit Suisse First Boston Mortgage Securities Corp.:
Series 1998-C1 Class F, 6% 5/17/40 (h)		1,530,094	1,669,010
Series 1998-C2 Class F, 6.75% 11/15/30 (h)		2,149,220	2,223,860
DBUBS Mortgage Trust Series 2011-LC1A:
Class E, 5.7302% 11/10/46 (h)(j)		12,490,000	13,439,265
Class G, 4.652% 11/10/46 (h)		9,843,000	8,454,793
Deutsche Mortgage & Asset Receiving Corp. Series 1998-C1 Class J, 6.22% 6/15/31		51,442	51,391
Extended Stay America Trust Series 2013-ESH7 Class C7, 3.9017% 12/5/31 (h)		500,000	510,914
Freddie Mac:
pass-thru certificates:
Series K011 Class X3, 2.6622% 12/25/43 (j)(k)		12,206,096	1,735,585
Series K012 Class X3, 2.366% 1/25/41 (j)(k)		21,072,886	2,683,801
Series K013 Class X3, 2.8852% 1/25/43 (j)(k)		14,360,000	2,250,959
Series KAIV Class X2, 3.6147% 6/25/46 (j)(k)		7,430,000	1,445,962
G-Force LLC sequential payer Series 2005-RRA Class A2, 4.83% 8/22/36 (h)		10,247	10,247
GMAC Commercial Mortgage Securities, Inc.:
Series 1997-C2 Class G, 6.75% 4/15/29 (j)		716,241	776,204
Series 2000-C1 Class K, 7% 3/15/33		16,103	16,280
GP Portfolio Trust Series 2014-GPP Class E, 4.002% 2/15/27 (h)(j)		2,823,000	2,825,965
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Greenwich Capital Commercial Funding Corp. Series 2006-GG7 Class A4, 6.0146% 7/10/38 (j)		$ 7,954,707	$ 8,516,715
GS Mortgage Securities Corp. II Series 2010-C1:
Class D, 6.169% 8/10/43 (h)(j)		4,000,000	4,438,020
Class E, 4% 8/10/43 (h)		3,770,000	3,362,169
GS Mortgage Securities Trust:
Series 2010-C2 Class D, 5.3978% 12/10/43 (h)(j)		3,000,000	3,132,480
Series 2011-GC5:
Class C, 5.4738% 8/10/44 (h)(j)		9,000,000	9,939,294
Class D, 5.4738% 8/10/44 (h)(j)		4,000,000	4,192,568
Class E, 5.4738% 8/10/44 (h)(j)		4,049,000	3,825,924
Series 2012-GC6 Class C, 5.8259% 1/10/45 (h)(j)		3,600,000	4,029,503
Series 2012-GCJ7:
Class C, 5.9067% 5/10/45 (j)		6,500,000	7,266,509
Class D, 5.9067% 5/10/45 (h)(j)		3,000,000	3,173,227
Class E, 5% 5/10/45 (h)		6,920,000	6,344,347
Series 2012-GCJ9 Class D, 4.858% 11/10/45 (h)(j)		2,000,000	1,998,964
Series 2013-GC16 Class D, 5.323% 11/10/46 (h)(j)		3,250,000	3,296,098
Hilton U.S.A. Trust:
floater Series 2014-ORL Class E, 3.5534% 7/15/29 (h)(j)		4,000,000	4,003,809
Series 2013-HLT Class EFX, 5.6086% 11/5/30 (h)(j)		3,000,000	3,087,078
Invitation Homes Trust floater Series 2013-SFR1:
Class E, 2.9% 12/17/30 (h)(j)		1,500,000	1,470,293
Class F, 3.9% 12/17/30 (h)(j)		1,750,000	1,730,195
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2003-C1 Class F, 6.1573% 1/12/37 (h)(j)		1,000,000	1,009,209
Series 2009-IWST:
Class C, 7.6935% 12/5/27 (h)(j)		3,000,000	3,682,794
Class D, 7.6935% 12/5/27 (h)(j)		9,550,000	11,648,374
Series 2010-CNTM Class MZ, 8.5% 8/5/20 (h)		9,000,000	9,389,840
Series 2010-CNTR:
Class D, 6.3899% 8/5/32 (h)(j)		4,500,000	5,104,256
Class XB, 1.1366% 8/5/32 (h)(j)(k)		32,655,000	1,341,921
Series 2012-CBX Class C, 5.358% 6/15/45 (j)		4,530,000	4,947,000
JPMorgan Chase Commercial Mortgage Securities Trust:
floater:
Series 2013-JWMZ Class M, 6.152% 4/15/18 (h)(j)		2,143,851	2,157,968
Series 2013-JWRZ Class E, 3.892% 4/15/30 (h)(j)		3,400,000	3,393,597
Series 2014-FBLU Class E, 3.6518% 12/15/28 (h)(j)		2,000,000	2,000,802
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
JPMorgan Chase Commercial Mortgage Securities Trust: - continued
floater:
Series 2014-INN:
Class E, 3.751% 6/15/29 (h)(j)		$ 6,593,000	$ 6,597,068
Class F, 4.152% 6/15/29 (h)(j)		6,593,000	6,599,179
Series 2005-LDP5 Class AJ, 5.5262% 12/15/44 (j)		3,470,000	3,618,426
Series 2011-C4 Class F, 3.873% 7/15/46 (h)		1,400,000	1,271,725
Series 2011-C5 Class C, 5.5023% 8/15/46 (h)(j)		6,525,375	7,267,878
Series 2013-LC11 Class D, 4.383% 4/15/46 (j)		3,750,000	3,521,536
JPMorgan Commercial Mortgage Finance Corp. Series 1999-C8 Class H, 6% 7/15/31 (h)		1,393,719	1,280,411
LB Commercial Conduit Mortgage Trust Series 1998-C4 Class G, 5.6% 10/15/35 (h)		116,194	116,431
LB-UBS Commercial Mortgage Trust:
sequential payer:
Series 2005-C3 Class AJ, 4.843% 7/15/40		6,620,000	6,779,933
Series 2005-C7 Class AJ, 5.323% 11/15/40 (j)		8,000,000	8,349,352
Series 2006-C7 Class AM, 5.378% 11/15/38		2,040,000	2,198,657
Series 2004-C7 Class E, 4.918% 10/15/36		5,120,000	5,153,408
Series 2005-C1 Class E, 4.924% 2/15/40		4,000,000	4,033,100
Series 2006-C4:
Class A4, 6.0294% 6/15/38 (j)		4,841,683	5,200,742
Class AJ, 6.0494% 6/15/38 (j)		7,005,000	7,430,533
Class AM, 6.0494% 6/15/38 (j)		6,700,000	7,234,218
LSTAR Commercial Mortgage Trust:
Series 2011-1:
Class B, 5.3288% 6/25/43 (h)(j)		3,548,171	3,555,950
Class D, 5.3288% 6/25/43 (h)(j)		4,699,000	4,745,468
Series 2014-2:
Class D, 5.319% 1/20/41 (h)(j)		3,000,000	2,849,709
Class E, 5.319% 1/20/41 (h)(j)		4,800,000	3,957,715
Mach One Trust LLC Series 2004-1A Class H, 6.2679% 5/28/40 (h)(j)		2,840,000	2,918,100
Merrill Lynch Financial Asset, Inc. Series 2005-CA16:
Class F, 4.384% 7/12/37	CAD	710,000	636,044
Class G, 4.384% 7/12/37	CAD	355,000	315,222
Class H, 4.384% 7/12/37	CAD	236,000	207,720
Class J, 4.384% 7/12/37	CAD	355,000	309,736
Class K, 4.384% 7/12/37	CAD	355,000	307,048
Class L, 4.384% 7/12/37	CAD	236,000	202,359
Class M, 4.384% 7/12/37	CAD	995,000	809,979
Merrill Lynch Mortgage Investors Trust Series 1999-C1 Class G, 6.71% 11/15/31 (h)		401,475	289,062
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Merrill Lynch Mortgage Trust Series 2006-C1 Class AM, 5.8624% 5/12/39 (j)		$ 1,200,000	$ 1,283,813
Mezz Capital Commercial Mortgage Trust:
sequential payer:
Series 2004-C1 Class A, 4.836% 1/15/37 (h)		59,543	59,543
Series 2004-C2 Class A, 5.318% 10/15/40 (h)		4,709,155	4,709,155
Series 2004-C1 Class IO, 8.9139% 1/15/37 (h)(j)(k)		436,614	13,317
Morgan Stanley BAML Trust:
Series 2012-C6 Class D, 4.8181% 11/15/45 (h)(j)		2,000,000	2,041,958
Series 2013-C12 Class D, 4.935% 10/15/46 (h)		3,250,000	3,158,717
Series 2013-C13 Class D, 5.0592% 11/15/46 (h)(j)		3,100,000	3,027,383
Series 2013-C7 Class E, 4.4423% 2/15/46 (h)(j)		1,000,000	874,622
Series 2013-C9 Class D, 4.2984% 5/15/46 (h)(j)		5,000,000	4,676,130
Morgan Stanley Capital I Trust:
sequential payer:
Series 2006-HQ10 Class AM, 5.36% 11/12/41		8,200,000	8,866,619
Series 2012-C4 Class E, 5.7094% 3/15/45 (h)(j)		5,630,000	5,791,632
Series 1997-RR Class F, 7.4306% 4/30/39 (h)(j)		869,355	919,343
Series 1998-CF1 Class G, 7.35% 7/15/32 (h)		2,639,941	2,147,478
Series 2005-HQ5 Class B, 5.272% 1/14/42		2,000,000	2,034,836
Series 2005-HQ6 Class AJ, 5.073% 8/13/42 (j)		2,500,000	2,577,703
Series 2006-IQ12 Class AMFX, 5.37% 12/15/43		7,500,000	8,090,333
Series 2011-C1 Class C, 5.4187% 9/15/47 (h)(j)		4,000,000	4,427,369
Series 2011-C2:
Class D, 5.4817% 6/15/44 (h)(j)		4,610,000	4,990,459
Class E, 5.4817% 6/15/44 (h)(j)		9,600,000	10,101,341
Class F, 5.4817% 6/15/44 (h)(j)		4,440,000	4,216,291
Class XB, 0.534% 6/15/44 (h)(j)(k)		63,708,222	1,791,029
Series 2011-C3:
Class C, 5.3556% 7/15/49 (h)(j)		2,000,000	2,184,086
Class D, 5.3556% 7/15/49 (h)(j)		7,400,000	7,862,056
Series 2012-C4 Class D, 5.7094% 3/15/45 (h)(j)		6,310,000	6,797,296
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (h)		4,240,047	5,447,612
RBSCF Trust Series 2010-MB1 Class D, 4.9832% 4/15/24 (h)(j)		9,049,000	9,205,756
SCG Trust Series 2013-SRP1 Class D, 3.4955% 11/15/26 (h)(j)		1,000,000	972,044
TIAA Seasoned Commercial Mortgage Trust sequential payer Series 2007-C4 Class AJ, 5.5645% 8/15/39 (j)		2,080,000	2,189,859
TimberStar Trust I Series 2006-1 Class F, 7.5296% 10/15/36 (h)		10,630,000	11,253,120
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
UBS Commercial Mortgage Trust:
Series 2007-FL1 Class F, 0.727% 7/15/24 (h)(j)		$ 1,200,000	$ 1,199,038
Series 2012-C1 Class D, 5.7194% 5/10/45 (h)(j)		2,000,000	2,081,394
UBS-Barclays Commercial Mortgage Trust sequential payer Series 2012-C3 Class A1, 0.726% 8/10/49		2,643,138	2,622,908
UBS-Citigroup Commercial Mortgage Trust Series 2011-C1 Class B, 6.0705% 1/10/45 (h)(j)		3,000,000	3,477,570
Vornado DP LLC Series 2010-VNO Class D, 6.3555% 9/13/28 (h)		2,540,000	2,932,115
Wachovia Bank Commercial Mortgage Trust:
Series 2004-C10 Class E, 4.931% 2/15/41		1,716,408	1,717,802
Series 2004-C11:
Class D, 5.5428% 1/15/41 (j)		5,177,000	5,474,186
Class E, 5.5928% 1/15/41 (j)		3,785,000	3,996,351
Series 2004-C12 Class D, 5.6311% 7/15/41 (j)		1,364,882	1,368,222
Wells Fargo Commercial Mortgage Trust Series 2012-LC5 Class D, 4.9376% 10/15/45 (h)(j)		9,999,000	9,932,877
WF-RBS Commercial Mortgage Trust:
Series 2011-C3:
Class C, 5.335% 3/15/44 (h)		4,900,000	5,374,271
Class D, 5.723% 3/15/44 (h)(j)		1,000,000	1,060,813
Class E, 5% 3/15/44 (h)		3,000,000	2,799,111
Series 2011-C5 Class F, 5.25% 11/15/44 (h)(j)		3,000,000	2,792,028
Series 2012-C10 Class E, 4.6077% 12/15/45 (h)(j)		4,090,000	3,546,050
Series 2012-C7:
Class D, 5.0019% 6/15/45 (h)(j)		2,380,000	2,477,927
Class F, 4.5% 6/15/45 (h)		2,000,000	1,750,684
Series 2013-C11:
Class D, 4.3224% 3/15/45 (h)(j)		5,830,000	5,505,759
Class E, 4.3224% 3/15/45 (h)(j)		4,780,000	4,065,256
Series 2013-C13 Class D, 4.2791% 5/15/45 (h)(j)		4,000,000	3,722,676
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $491,817,896)			543,318,426
Bank Loan Obligations - 7.8%

CONSUMER DISCRETIONARY - 2.8%
Hotels, Restaurants & Leisure - 2.4%
BRE Select Hotels Corp. 5.892% 5/9/18 (j)		12,102,193	12,102,193
Caesars Entertainment Resort Properties LLC Tranche B 1LN, term loan 7% 10/11/20 (j)		11,442,500	11,413,894
Bank Loan Obligations - continued
		Principal Amount (e)	Value
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (j)		$ 9,290,000	$ 9,290,000
Cedar Fair LP Tranche B, term loan 3.25% 3/6/20 (j)		2,760,267	2,763,718
CityCenter Holdings LLC Tranche B, term loan 4.25% 10/16/20 (j)		1,632,130	1,628,050
Cooper Hotel Group 12% 11/6/17		13,277,241	13,941,103
Four Seasons Holdings, Inc. Tranche 2LN, term loan 6.25% 12/27/20 (j)		510,000	512,550
Hilton Worldwide Finance, LLC Tranche B, term loan 3.5% 10/25/20 (j)		28,862,492	28,718,179
La Quinta Intermediate Holdings LLC Tranche B LN, Tranche B, term loan 4% 4/14/21 (j)		8,181,000	8,099,190
Playa Resorts Holding BV Tranche B, term loan 4% 8/9/19 (j)		6,982,412	7,008,596
Ryman Hospitality Properties, Inc. Tranche B, term loan 3.75% 1/15/21 (j)		2,290,000	2,301,450
			97,778,923
Media - 0.2%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. Tranche B, term loan 3% 1/31/21 (j)		8,295,000	8,232,788
Multiline Retail - 0.1%
JC Penney Corp., Inc. Tranche B, term loan 6% 5/22/18 (j)		3,499,650	3,531,532
Specialty Retail - 0.1%
The Pep Boys - Manny, Moe & Jack Tranche B, term loan 4.25% 10/11/18 (j)		5,274,675	5,281,268
TOTAL CONSUMER DISCRETIONARY			114,824,511
CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
Albertson's LLC Tranche B 2LN, term loan 4.75% 3/21/19 (j)		5,123,347	5,116,943
ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Panda Sherman Power, LLC term loan 9% 9/14/18 (j)		7,200,000	7,344,000
Panda Temple Power, LLC term loan 7.25% 4/3/19 (j)		8,580,000	8,794,500
			16,138,500
Bank Loan Obligations - continued
		Principal Amount (e)	Value
FINANCIALS - 2.3%
Diversified Financial Services - 0.9%
Blackstone 9.98% 10/1/17		$ 17,203,421	$ 17,547,489
Calpine Construction Finance Co. LP Tranche B 2LN, term loan 3.25% 1/31/22 (j)		7,380,609	7,256,098
Pilot Travel Centers LLC:
Tranche B 2LN, term loan 4.25% 8/7/19 (j)		7,117,435	7,144,481
Tranche B, term loan 3.75% 3/30/18 (j)		6,566,411	6,549,995
			38,498,063
Real Estate Investment Trusts - 0.2%
Starwood Property Trust, Inc. Tranche B, term loan 3.5% 4/17/20 (j)		8,933,487	8,899,986
Real Estate Management & Development - 1.1%
CBRE Group, Inc. Tranche B, term loan 2.9015% 3/28/21 (j)		4,468,437	4,446,095
CityCenter 8.74% 7/10/15 (j)		3,307,347	3,307,347
Realogy Corp. Credit-Linked Deposit 4.4463% 10/10/16 (j)		647,237	646,428
Realogy Group LLC Tranche B, term loan 3.75% 3/5/20 (j)		38,799,180	38,411,188
			46,811,058
Thrifts & Mortgage Finance - 0.1%
Ocwen Loan Servicing, LLC Tranche B, term loan 5% 2/15/18 (j)		1,942,912	1,942,912
TOTAL FINANCIALS			96,152,019
HEALTH CARE - 0.5%
Health Care Providers & Services - 0.5%
Community Health Systems, Inc.:
Tranche D, term loan 4.25% 1/27/21 (j)		2,100,608	2,105,860
Tranche E, term loan 3.4776% 1/25/17 (j)		788,123	789,108
ESH Hospitality, Inc. Tranche B, term loan 5% 6/24/19 (j)		11,310,000	11,437,238
Skilled Healthcare Group, Inc. term loan 7% 4/9/16 (j)		7,040,067	7,022,467
			21,354,673
INDUSTRIALS - 0.4%
Commercial Services & Supplies - 0.1%
Lineage Logistics Holdings, LLC. Tranche B, term loan 4.5% 4/7/21 (j)		3,990,000	3,950,100
Bank Loan Obligations - continued
		Principal Amount (e)	Value
INDUSTRIALS - continued
Construction & Engineering - 0.3%
Drumm Investors LLC Tranche B, term loan 6.75% 5/4/18 (j)		$ 11,686,667	$ 11,672,059
TOTAL INDUSTRIALS			15,622,159
TELECOMMUNICATION SERVICES - 0.6%
Wireless Telecommunication Services - 0.6%
Crown Castle Operating Co.:
Tranche A, term loan 1.905% 1/31/19 (j)		4,553,273	4,519,123
Tranche B 2LN, term loan 3% 1/31/21 (j)		9,121,019	9,121,019
SBA Senior Finance II, LLC term loan 3.25% 3/24/21 (j)		11,565,000	11,420,438
			25,060,580
UTILITIES - 0.7%
Electric Utilities - 0.4%
Bayonne Energy Center, LLC Tranche B, term loan 6/30/21 (l)		1,555,000	1,564,719
EquiPower Resources Holdings LLC:
Tranche B 1LN, term loan 4.25% 12/21/18 (j)		4,974,619	4,987,056
Tranche C, term loan 4.25% 12/31/19 (j)		1,148,814	1,151,686
Essential Power LLC Tranche B, term loan 4.75% 8/8/19 (j)		3,397,816	3,414,806
La Frontera Generation, LLC Tranche B, term loan 4.5% 9/30/20 (j)		6,634,947	6,660,160
			17,778,427
Independent Power Producers & Energy Traders - 0.3%
Calpine Corp. Tranche B 4LN, term loan 4% 10/31/20 (j)		1,990,000	1,990,000
Tempus Public Foundation Generation Holdings LLC Tranche B, term loan 4.75% 12/31/17 (j)		9,904,975	9,533,538
			11,523,538
TOTAL UTILITIES			29,301,965
TOTAL BANK LOAN OBLIGATIONS (Cost $323,405,617)			323,571,350
Preferred Securities - 0.0%
		Principal Amount (e)	Value
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (h)		$ 500,000	$ 25,000
Crest Dartmouth Street 2003 1 Ltd. Series 2003-1A Class PS, 6/28/38 (h)		1,220,000	905,362
			930,362
TOTAL PREFERRED SECURITIES (Cost $1,297,346)			930,362
Money Market Funds - 7.2%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	276,650,517	276,650,517
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	25,440,125	25,440,125
TOTAL MONEY MARKET FUNDS (Cost $302,090,642)		302,090,642
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $3,919,805,033)		4,188,693,860
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(14,717,180)
NET ASSETS - 100%		$ 4,173,976,680
Currency Abbreviations
CAD	-	Canadian dollar
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Amount is stated in United States dollars unless otherwise noted.
(f) Security or a portion of the security is on loan at period end.
(g) Affiliated company

(h) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $610,513,249 or 14.6% of net assets.

(i) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(j) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(k) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.
(l) The coupon rate will be determined upon settlement of the loan after period end.

(m) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,596,772 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
ACGS Series 2004-1 Class P, 7.4605% 8/1/19	2/17/11	$ 1,556,705
Fannie Mae REMIC Trust Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41	5/21/03	$ 98,189
Fannie Mae REMIC Trust Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 4.5664% 12/25/42	3/25/03	$ 109,726
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 3.905% 6/25/35	6/3/05	$ 187,271
Stanley Martin Communities LLC Class B	8/3/05 - 3/1/07	$ 4,244,574
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 269,973
Fidelity Securities Lending Cash Central Fund	69,287
Total	$ 339,260
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Acadia Realty Trust (SBI)	$ 67,194,255	$ 23,354,610	$ -	$ 2,449,846	$ 98,809,206
Arbor Realty Trust, Inc.	21,107,288	1,885,885	-	1,477,398	21,697,653
Arbor Realty Trust, Inc. 7.375%	-	8,259,665	-	154,098	8,162,637
Arbor Realty Trust, Inc. Series A, 8.25%	4,748,025	-	-	389,996	4,727,225
Arbor Realty Trust, Inc. Series B, 7.75%	5,901,600	-	-	493,422	5,882,400
Arbor Realty Trust, Inc. Series C, 8.50%	-	2,500,000	-	55,490	2,525,000
Terreno Realty Corp.	22,091,704	4,979,683	-	529,220	-
Terreno Realty Corp. Series A, 7.75%	5,523,887	-	-	414,024	-
Total	$ 126,566,759	$ 40,979,843	$ -	$ 5,963,494	$ 141,804,121
Other Information

The following is a summary of the inputs used, as of July 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 10,655,683	$ 3,727,392	$ -	$ 6,928,291
Financials	2,025,032,649	1,995,068,514	27,354,361	2,609,774
Materials	10,541,237	10,541,237	-	-
Corporate Bonds	871,661,140	-	871,160,983	500,157
Asset-Backed Securities	90,148,525	-	81,964,524	8,184,001
Collateralized Mortgage Obligations	10,743,846	-	10,017,369	726,477
Commercial Mortgage Securities	543,318,426	-	532,005,572	11,312,854
Bank Loan Obligations	323,571,350	-	276,160,668	47,410,682
Preferred Securities	930,362	-	-	930,362
Money Market Funds	302,090,642	302,090,642	-	-
Total Investments in Securities:	$ 4,188,693,860	$ 2,311,427,785	$ 1,798,663,477	$ 78,602,598
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Bank Loan Obligations
Beginning Balance	$ 105,573,756
Net Realized Gain (Loss) on Investment Securities	289,125
Net Unrealized Gain (Loss) on Investment Securities	(866,510)
Cost of Purchases	-
Proceeds of Sales	(58,246,664)
Amortization/Accretion	140,775
Transfers into Level 3	520,200
Transfers out of Level 3	-
Ending Balance	$ 47,410,682
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2014	$ (413,512)
Other Investments in Securities
Beginning Balance	$ 53,636,499
Net Realized Gain (Loss) on Investment Securities	(4,200,658)
Net Unrealized Gain (Loss) on Investment Securities	9,034,288
Cost of Purchases	169,932
Proceeds of Sales	(23,014,379)
Amortization/Accretion	1,379,987
Transfers into Level 3	-
Transfers out of Level 3	(5,813,753)
Ending Balance	$ 31,191,916
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2014	$ 4,647,489

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (Unaudited):
U.S. Government and U.S. Government Agency Obligations	0.4%
AAA,AA,A	4.6%
BBB	11.3%
BB	9.1%
B	11.4%
CCC,CC,C	1.0%
D	0.0%
Not Rated	6.4%
Equities	49.0%
Short-Term Investments and Net Other Assets	6.8%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2014

Assets
Investment in securities, at value (including securities loaned of $24,482,448) - See accompanying schedule: Unaffiliated issuers (cost $3,496,917,698)	$ 3,744,799,097
Fidelity Central Funds (cost $302,090,642)	302,090,642
Other affiliated issuers (cost $120,796,693)	141,804,121
Total Investments (cost $3,919,805,033)		$ 4,188,693,860
Cash		2,277,247
Receivable for investments sold		10,882,971
Receivable for fund shares sold		6,965,247
Dividends receivable		2,319,908
Interest receivable		17,945,180
Distributions receivable from Fidelity Central Funds		33,222
Receivable from investment adviser for expense reductions		931
Other receivables		14,103
Total assets		4,229,132,669

Liabilities
Payable for investments purchased Regular delivery	$ 19,236,871
Delayed delivery	2,505,000
Payable for fund shares redeemed	4,769,953
Accrued management fee	1,934,696
Distribution and service plan fees payable	305,492
Other affiliated payables	869,606
Other payables and accrued expenses	94,246
Collateral on securities loaned, at value	25,440,125
Total liabilities		55,155,989

Net Assets		$ 4,173,976,680
Net Assets consist of:
Paid in capital		$ 3,809,242,280
Undistributed net investment income		34,654,174
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		61,167,863
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		268,912,363
Net Assets		$ 4,173,976,680

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($442,271,076 ÷ 37,302,014 shares)	$ 11.86

Maximum offering price per share (100/96.00 of $11.86)	$ 12.35
Class T: Net Asset Value and redemption price per share ($48,163,837 ÷ 4,060,118 shares)	$ 11.86

Maximum offering price per share (100/96.00 of $11.86)	$ 12.35
Class C: Net Asset Value and offering price per share ($246,305,622 ÷ 20,927,526 shares)A	$ 11.77

Real Estate Income: Net Asset Value, offering price and redemption price per share ($2,627,381,994 ÷ 220,647,573 shares)	$ 11.91

Institutional Class: Net Asset Value, offering price and redemption price per share ($809,854,151 ÷ 68,165,791 shares)	$ 11.88

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2014

Investment Income
Dividends (including $5,963,494 earned from other affiliated issuers)		$ 90,314,113
Interest		114,777,571
Income from Fidelity Central Funds		339,260
Total income		205,430,944

Expenses
Management fee	$ 21,222,992
Transfer agent fees	8,548,801
Distribution and service plan fees	3,173,091
Accounting and security lending fees	1,324,787
Custodian fees and expenses	58,383
Independent trustees' compensation	15,901
Registration fees	199,090
Audit	172,246
Legal	12,720
Miscellaneous	35,095
Total expenses before reductions	34,763,106
Expense reductions	(73,686)	34,689,420
Net investment income (loss)		170,741,524
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	105,441,630
Other affiliated issuers	442,084
Foreign currency transactions	662
Total net realized gain (loss)		105,884,376
Change in net unrealized appreciation (depreciation) on: Investment securities	30,350,617
Assets and liabilities in foreign currencies	(1,671)
Total change in net unrealized appreciation (depreciation)		30,348,946
Net gain (loss)		136,233,322
Net increase (decrease) in net assets resulting from operations		$ 306,974,846

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2014	Year ended July 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 170,741,524	$ 172,485,619
Net realized gain (loss)	105,884,376	73,494,885
Change in net unrealized appreciation (depreciation)	30,348,946	61,789,333
Net increase (decrease) in net assets resulting from operations	306,974,846	307,769,837
Distributions to shareholders from net investment income	(172,155,251)	(159,910,438)
Distributions to shareholders from net realized gain	(78,297,244)	(51,534,162)
Total distributions	(250,452,495)	(211,444,600)
Share transactions - net increase (decrease)	(6,051,637)	1,340,100,515
Redemption fees	438,384	782,946
Total increase (decrease) in net assets	50,909,098	1,437,208,698

Net Assets
Beginning of period	4,123,067,582	2,685,858,884
End of period (including undistributed net investment income of $34,654,174 and undistributed net investment income of $39,267,501, respectively)	$ 4,173,976,680	$ 4,123,067,582

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2014	2013	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.67	$ 11.26	$ 10.73	$ 9.94	$ 9.95
Income from Investment Operations
Net investment income (loss) E	.49	.54	.52	.53	.18
Net realized and unrealized gain (loss)	.44	.60	.61	.76	(.04)
Total from investment operations	.93	1.14	1.13	1.29	.14
Distributions from net investment income	(.50)	(.53)	(.51)	(.50)	(.15)
Distributions from net realized gain	(.24)	(.20)	(.10)	-	-
Total distributions	(.74)	(.73)	(.60) K	(.50)	(.15)
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 11.86	$ 11.67	$ 11.26	$ 10.73	$ 9.94
Total ReturnB, C, D	8.49%	10.45%	11.24%	13.27%	1.46%
Ratios to Average Net Assets F, I
Expenses before reductions	1.06%	1.08%	1.12%	1.13%	1.09%A
Expenses net of fee waivers, if any	1.05%	1.08%	1.12%	1.13%	1.09%A
Expenses net of all reductions	1.05%	1.07%	1.11%	1.12%	1.09%A
Net investment income (loss)	4.28%	4.62%	4.89%	5.00%	6.23%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 442,271	$ 378,269	$ 137,352	$ 60,283	$ 3,830
Portfolio turnover rateG	29%	26%	27%	25%	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.60 per share is comprised of distributions from net investment income of $.505 and distributions from net realized gain of $.097 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2014	2013	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.67	$ 11.26	$ 10.72	$ 9.94	$ 9.95
Income from Investment Operations
Net investment income (loss) E	.49	.54	.52	.52	.17
Net realized and unrealized gain (loss)	.43	.60	.62	.76	(.03)
Total from investment operations	.92	1.14	1.14	1.28	.14
Distributions from net investment income	(.50)	(.53)	(.50)	(.50)	(.15)
Distributions from net realized gain	(.24)	(.20)	(.10)	-	-
Total distributions	(.73)K	(.73)	(.60)	(.50)	(.15)
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 11.86	$ 11.67	$ 11.26	$ 10.72	$ 9.94
Total ReturnB, C, D	8.44%	10.42%	11.33%	13.11%	1.45%
Ratios to Average Net Assets F, I
Expenses before reductions	1.08%	1.08%	1.11%	1.16%	1.17%A
Expenses net of fee waivers, if any	1.08%	1.08%	1.11%	1.16%	1.17%A
Expenses net of all reductions	1.07%	1.08%	1.11%	1.16%	1.17%A
Net investment income (loss)	4.26%	4.61%	4.90%	4.96%	5.92%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 48,164	$ 46,198	$ 26,143	$ 7,626	$ 862
Portfolio turnover rateG	29%	26%	27%	25%	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.73 per share is comprised of distributions from net investment income of $.496 and distributions from net realized gain of $.236 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2014	2013	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.59	$ 11.20	$ 10.67	$ 9.93	$ 9.95
Income from Investment Operations
Net investment income (loss) E	.40	.45	.44	.45	.15
Net realized and unrealized gain (loss)	.43	.60	.62	.74	(.03)
Total from investment operations	.83	1.05	1.06	1.19	.12
Distributions from net investment income	(.42)	(.46)	(.43)	(.45)	(.14)
Distributions from net realized gain	(.24)	(.20)	(.10)	-	-
Total distributions	(.65) K	(.66)	(.53)	(.45)	(.14)
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 11.77	$ 11.59	$ 11.20	$ 10.67	$ 9.93
Total ReturnB, C, D	7.66%	9.66%	10.49%	12.25%	1.29%
Ratios to Average Net Assets F, I
Expenses before reductions	1.79%	1.81%	1.87%	1.89%	1.86%A
Expenses net of fee waivers, if any	1.79%	1.81%	1.87%	1.89%	1.86%A
Expenses net of all reductions	1.79%	1.81%	1.87%	1.89%	1.86%A
Net investment income (loss)	3.54%	3.88%	4.14%	4.23%	5.21%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 246,306	$ 204,012	$ 52,780	$ 21,555	$ 836
Portfolio turnover rateG	29%	26%	27%	25%	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.65 per share is comprised of distributions from net investment income of $.417 and distributions from net realized gain of $.236 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Real Estate Income

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 11.71	$ 11.29	$ 10.75	$ 9.95	$ 8.21
Income from Investment Operations
Net investment income (loss) B	.52	.57	.54	.55	.53
Net realized and unrealized gain (loss)	.44	.60	.62	.76	1.73
Total from investment operations	.96	1.17	1.16	1.31	2.26
Distributions from net investment income	(.53)	(.55)	(.52)	(.51)	(.52)
Distributions from net realized gain	(.24)	(.20)	(.10)	-	-
Total distributions	(.76) G	(.75)	(.62)	(.51)	(.52)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 11.91	$ 11.71	$ 11.29	$ 10.75	$ 9.95
Total ReturnA	8.78%	10.71%	11.50%	13.41%	28.29%
Ratios to Average Net Assets C, E
Expenses before reductions	.83%	.84%	.90%	.92%	.97%
Expenses net of fee waivers, if any	.83%	.84%	.89%	.92%	.96%
Expenses net of all reductions	.83%	.84%	.89%	.92%	.96%
Net investment income (loss)	4.50%	4.85%	5.12%	5.21%	5.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,627,382	$ 2,884,545	$ 2,252,149	$ 1,660,063	$ 1,030,393
Portfolio turnover rateD	29%	26%	27%	25%	28%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.76 per share is comprised of distributions from net investment income of $.525 and distributions from net realized gain of $.236 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2014	2013	2012	2011	2010 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.69	$ 11.28	$ 10.74	$ 9.95	$ 9.95
Income from Investment Operations
Net investment income (loss) D	.52	.57	.55	.55	.19
Net realized and unrealized gain (loss)	.44	.60	.62	.76	(.04)
Total from investment operations	.96	1.17	1.17	1.31	.15
Distributions from net investment income	(.53)	(.56)	(.53)	(.52)	(.15)
Distributions from net realized gain	(.24)	(.20)	(.10)	-	-
Total distributions	(.77)	(.76)	(.63)	(.52)	(.15)
Redemption fees added to paid in capital D, I	-	-	-	-	-
Net asset value, end of period	$ 11.88	$ 11.69	$ 11.28	$ 10.74	$ 9.95
Total ReturnB, C	8.76%	10.72%	11.62%	13.44%	1.58%
Ratios to Average Net Assets E, H
Expenses before reductions	.78%	.80%	.84%	.89%	.85%A
Expenses net of fee waivers, if any	.78%	.80%	.84%	.89%	.85%A
Expenses net of all reductions	.78%	.80%	.84%	.89%	.85%A
Net investment income (loss)	4.55%	4.89%	5.17%	5.24%	6.70%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 809,854	$ 610,045	$ 217,435	$ 43,282	$ 2,930
Portfolio turnover rateF	29%	26%	27%	25%	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2014

1. Organization.

Fidelity Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Real Estate Income and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from

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3. Significant Accounting Policies - continued

Investment Valuation - continued

one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations and commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

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3. Significant Accounting Policies - continued

Investment Valuation - continued

Asset Type	Fair Value at 07/31/14	Valuation Technique(s)	Unobservable Input	Amount or Range/ Weighted Average	Impact to Valuation from an Increase in Input*
Asset-Backed Securities	$ 7,282,217	Discounted cash flow	Yield	3.0% - 10.4% / 4.5%	Decrease
		Expected distribution	Recovery rate	0.0%	Increase
Bank Loan Obligations	$46,898,132	Discounted cash flow	Yield	2.1% - 10.5% / 6.1%	Decrease
Collateralized Mortgage Obligations	$ 726,477	Discounted cash flow	Yield	4.1% - 40.0% / 11.1%	Decrease
Commercial Mortgage Securities	$ 6,929,493	Discounted cash flow	Yield	2.1% - 10.4% / 2.1%	Decrease
		Market comparable	Spread	13.0%	Decrease
Common Stocks	$ 6,928,291	Adjusted book value	Book value multiple	1.3	Increase
Corporate Bonds	$ 500,157	Discounted cash flow	Discount rate	20.0%	Decrease
		Expected distribution	Recovery rate	0.0%	Increase
Preferred Securities	$ 905,362	Discounted cash flow	Yield	13.0%	Decrease

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2014, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. For certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), changes in estimated cash flows are periodically evaluated and the estimated yield is adjusted on a prospective basis, resulting in increases or decreases to Interest Income in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable

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3. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, equity-debt classifications and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 331,991,084
Gross unrealized depreciation	(67,454,992)
Net unrealized appreciation (depreciation) on securities	$ 264,536,092

Tax Cost	$ 3,924,157,768

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 39,196,788
Undistributed long-term capital gain	$ 61,346,649
Net unrealized appreciation (depreciation) on securities and other investments	$ 264,559,628

The tax character of distributions paid was as follows:

	July 31, 2014	July 31, 2013
Ordinary Income	$ 185,363,562	$ 170,384,735
Long-term Capital Gains	65,088,933	41,059,865
Total	$ 250,452,495	$ 211,444,600

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

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3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,052,015,263 and $1,138,541,279, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 967,235	$ 25,663
Class T	-%	.25%	108,744	40
Class C	.75%	.25%	2,097,112	927,749
			$ 3,173,091	$ 953,452

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T and Class C redemptions. The deferred sales charges range from 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 109,599
Class T	12,563
Class C*	74,180
$ 196,342

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 805,109.21
Class T	99,408.23
Class C	404,930.19
Real Estate Income	6,054,879.23
Institutional Class	1,184,475.19
	$ 8,548,801

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5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $26,723 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,555 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income

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Notes to Financial Statements - continued

7. Security Lending - continued

earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $69,287, including $155 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $51,646 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,517.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $20,523.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2014	2013
From net investment income
Class A	$ 16,638,771	$ 10,238,777
Class T	1,842,576	1,523,114
Class C	7,530,932	4,241,554
Real Estate Income	117,401,887	126,726,805
Institutional Class	28,741,085	17,180,188
Total	$ 172,155,251	$ 159,910,438
From net realized gain
Class A	$ 7,591,572	$ 2,837,075
Class T	874,881	506,062
Class C	4,152,718	1,181,312
Real Estate Income	53,508,422	42,729,814
Institutional Class	12,169,651	4,279,899
Total	$ 78,297,244	$ 51,534,162

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
Class A
Shares sold	18,815,698	25,244,691	$ 217,399,754	$ 296,851,509
Reinvestment of distributions	1,805,230	900,102	20,178,624	10,299,964
Shares redeemed	(15,738,034)	(5,925,325)	(180,458,692)	(69,436,144)
Net increase (decrease)	4,882,894	20,219,468	$ 57,119,686	$ 237,715,329
Class T
Shares sold	1,270,924	2,730,063	$ 14,645,845	$ 31,978,463
Reinvestment of distributions	211,146	132,742	2,357,016	1,515,681
Shares redeemed	(1,380,258)	(1,226,451)	(15,703,373)	(14,137,454)
Net increase (decrease)	101,812	1,636,354	$ 1,299,488	$ 19,356,690
Class C
Shares sold	9,015,535	14,157,408	$ 103,482,191	$ 165,598,758
Reinvestment of distributions	813,525	375,304	9,012,478	4,279,651
Shares redeemed	(6,508,928)	(1,637,958)	(73,908,752)	(19,029,492)
Net increase (decrease)	3,320,132	12,894,754	$ 38,585,917	$ 150,848,917
Real Estate Income
Shares sold	61,717,695	123,727,906	$ 711,894,953	$ 1,450,014,694
Reinvestment of distributions	13,609,464	13,299,047	152,306,330	151,923,311
Shares redeemed	(100,931,769)	(90,180,888)	(1,156,054,958)	(1,057,830,249)
Net increase (decrease)	(25,604,610)	46,846,065	$ (291,853,675)	$ 544,107,756
Institutional Class
Shares sold	40,192,476	42,960,747	$ 465,679,843	$ 506,030,603
Reinvestment of distributions	2,412,058	1,337,082	27,006,597	15,315,413
Shares redeemed	(26,626,486)	(11,392,454)	(303,889,493)	(133,274,193)
Net increase (decrease)	15,978,048	32,905,375	$ 188,796,947	$ 388,071,823

Annual Report

Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Real Estate Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Income Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Real Estate Income Fund as of July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 19, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 173 funds. Mr. Curvey oversees 397 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), a Director of FMR Co., Inc. (2007-2014) and was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Real Estate Income Fund voted to pay on September 8, 2014, to shareholders of record at the opening of business on September 5, 2014, a distribution of $0.182 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.131 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2014, $93,876,025, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Real Estate Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Real Estate Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

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and Account Assistance 1-800-544-6666

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www.fidelity.com

REI-UANN-0914
1.789710.111

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Real Estate Income
Fund - Institutional Class

Annual Report

July 31, 2014

(Fidelity Cover Art)

Institutional Class
is a class of Fidelity®
Real Estate Income Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2014	Past 1 year	Past 5 years	Past 10 years
Institutional ClassA	8.76%	14.37%	7.25%

A The initial offering of Institutional Class shares took place on April 14, 2010. Returns prior to April 14, 2010 are those of Fidelity® Real Estate Income Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Real Estate Income Fund - Institutional Class on July 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. See footnote A above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The fundamental backdrop for commercial real estate remained solid throughout the 12 months ending July 31, 2014. Continued favorable demand across most sectors and geographic markets, along with limited new construction, led to rising occupancies. In turn, this led to gently rising rents and cash flow for real estate owners, including real estate investment trusts (REITs). Investors' continued search for yield in a low-interest-rate environment - rates ended the 12-month period roughly at their starting point - helped further boost the performance of multiple types of real estate securities. For the full 12 months, REIT stocks, as measured by the FTSE® NAREIT® All REITs Index, gained 12.90%, with the vast majority of that increase coming in the second half of the period. The MSCI REIT Preferred Index, which reflects the performance of real estate preferred stocks, added 9.62%. On the fixed-income side, The BofA Merrill LynchSM US Real Estate Index - a market-capitalization-weighted measure of investment-grade corporate debt in the domestic real estate sector - advanced 6.67%, benefiting partly from narrowing credit spreads that helped compensate for rising interest rates in the first half of the 12-month period. In comparison, the S&P 500® Index, a proxy for the broad U.S. stock market, was up 16.94%.

Comments from Mark Snyderman, Portfolio Manager of Fidelity Advisor® Real Estate Income Fund: For the year, the fund's Institutional Class shares gained 8.76%, which I consider a good absolute return for a 12-month period. In comparison, however, the Fidelity Real Estate Income Composite IndexSM - a 40/40/20 blend of the MSCI REIT Preferred Index, The BofA Merrill LynchSM US Real Estate Index and the FTSE® NAREIT® All REITs Index, respectively - added 9.17%. Most of the categories in which the fund invests did well. The fund's REIT common stock holdings essentially matched the 13% gain in the FTSE® NAREIT® index. Its preferred stocks added about 11%, outpacing the MSCI preferred stock index. On the portfolio's fixed-income side, the fund did particularly well with its commercial mortgage backed securities investments, which rose roughly 11%, compared with approximately 7% for the BofA Merrill Lynch real estate bond index. The fund's high-yield real estate bond picks modestly outpaced this measure, while its investment-grade bonds lagged. Meanwhile, the fund was hampered by a cash position of 8%, on average. I like to hold enough cash to take advantage of attractive buying opportunities when others must sell; unfortunately, the size of the portfolio's stake here was a drag on results in a rising market during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 to July 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period* February 1, 2014 to July 31, 2014
Class A	1.05%
Actual		$ 1,000.00	$ 1,065.30	$ 5.38
HypotheticalA		$ 1,000.00	$ 1,019.59	$ 5.26
Class T	1.08%
Actual		$ 1,000.00	$ 1,065.10	$ 5.53
HypotheticalA		$ 1,000.00	$ 1,019.44	$ 5.41
Class C	1.79%
Actual		$ 1,000.00	$ 1,061.70	$ 9.15
HypotheticalA		$ 1,000.00	$ 1,015.92	$ 8.95
Real Estate Income	.83%
Actual		$ 1,000.00	$ 1,066.80	$ 4.25
HypotheticalA		$ 1,000.00	$ 1,020.68	$ 4.16
Institutional Class	.78%
Actual		$ 1,000.00	$ 1,066.30	$ 4.00
HypotheticalA		$ 1,000.00	$ 1,020.93	$ 3.91

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
MFA Financial, Inc.	3.2	3.0
Equity Lifestyle Properties, Inc.	2.7	2.7
Acadia Realty Trust (SBI)	2.4	2.2
Ventas, Inc.	1.6	1.7
Lexington Corporate Properties Trust	1.1	1.0
	11.0
Top 5 Bonds as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Realogy Group LLC Tranche B, term loan 3.75% 3/5/20	0.9	0.8
Standard Pacific Corp. 8.375% 5/15/18	0.8	0.9
Annaly Capital Management, Inc. 5% 5/15/15	0.8	0.9
Hilton Worldwide Finance, LLC Tranche B, term loan 3.5% 10/25/20	0.7	0.3
iStar Financial, Inc. 5.875% 3/15/16	0.7	1.0
	3.9
Top Five REIT Sectors as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Mortgage	17.3	16.0
REITs - Management/Investment	9.0	8.9
REITs - Health Care Facilities	6.9	6.1
REITs - Shopping Centers	6.3	6.1
REITs - Apartments	4.9	5.0
Asset Allocation (% of fund's net assets)
As of July 31, 2014*		As of January 31, 2014**
	Common Stocks 31.4%		Common Stocks 31.6%
	Preferred Stocks 16.7%		Preferred Stocks 14.5%
	Bonds 32.8%		Bonds 34.3%
	Convertible Securities 4.5%		Convertible Securities 4.0%
	Other Investments 7.8%		Other Investments 8.6%
	Short-Term Investments and Net Other Assets (Liabilities) 6.8%		Short-Term Investments and Net Other Assets (Liabilities) 7.0%
* Foreign investments	2.6%	** Foreign investments	3.2%

Annual Report

Investments July 31, 2014

Showing Percentage of Net Assets

Common Stocks - 31.4%
	Shares	Value
CONSUMER DISCRETIONARY - 0.2%
Household Durables - 0.2%
Stanley Martin Communities LLC Class B (a)(m)	4,620	$ 6,928,291
Media - 0.0%
New Media Investment Group, Inc.	2	30
TOTAL CONSUMER DISCRETIONARY		6,928,321
FINANCIALS - 31.0%
Capital Markets - 0.5%
Ellington Financial LLC	950,100	22,517,370
Real Estate Investment Trusts - 29.8%
Acadia Realty Trust (SBI) (g)	3,500,149	98,809,206
AG Mortgage Investment Trust, Inc.	781,700	14,336,378
American Tower Corp.	184,300	17,396,077
Annaly Capital Management, Inc.	826,600	9,175,260
Anworth Mortgage Asset Corp.	1,572,210	7,986,827
Apartment Investment & Management Co. Class A	1,268,100	43,343,658
Arbor Realty Trust, Inc. (g)	3,068,975	21,697,653
Associated Estates Realty Corp.	224,208	3,961,755
AvalonBay Communities, Inc.	191,400	28,342,512
BioMed Realty Trust, Inc.	1,058,200	22,751,300
Blackstone Mortgage Trust, Inc.	75,200	2,140,944
Boardwalk (REIT)	126,200	7,511,698
Canadian (REIT)	131,600	5,524,219
CBL & Associates Properties, Inc.	2,202,873	41,193,725
Cedar Shopping Centers, Inc.	1,208,910	7,616,133
Chambers Street Properties	1,457,593	11,340,074
Chartwell Retirement Residence	459,700	4,553,364
Chartwell Retirement Residence (a)(h)	78,500	777,548
CYS Investments, Inc.	2,094,739	18,601,282
Douglas Emmett, Inc.	689,600	19,646,704
Dynex Capital, Inc.	1,989,943	16,516,527
EastGroup Properties, Inc.	101,500	6,329,540
Ellington Residential Mortgage REIT	260,000	4,238,000
Equity Lifestyle Properties, Inc.	2,511,560	111,236,992
Equity Residential (SBI)	306,700	19,828,155
Excel Trust, Inc.	1,742,628	22,567,033
Extra Space Storage, Inc.	155,200	8,028,496
First Potomac Realty Trust	1,381,615	18,223,502
Five Oaks Investment Corp.	400,000	4,424,000
H&R REIT/H&R Finance Trust	375,100	7,957,136
Hatteras Financial Corp.	685,100	13,119,665
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Highwoods Properties, Inc. (SBI)	139,400	$ 5,864,558
Lexington Corporate Properties Trust	4,174,382	45,667,739
Liberty Property Trust (SBI)	192,300	6,763,191
LTC Properties, Inc.	452,913	17,360,155
MFA Financial, Inc.	16,292,993	132,624,945
Mid-America Apartment Communities, Inc.	612,400	42,819,008
Monmouth Real Estate Investment Corp. Class A (f)	1,197,173	12,306,938
National Retail Properties, Inc.	232,200	8,259,354
Newcastle Investment Corp.	4,850,400	21,681,288
NorthStar Realty Finance Corp.	377,400	6,076,140
Piedmont Office Realty Trust, Inc. Class A	850,200	16,536,390
Potlatch Corp.	40,500	1,672,650
Prologis, Inc.	499,487	20,384,064
Redwood Trust, Inc. (f)	555,100	10,535,798
Select Income (REIT)	456,300	12,662,325
Senior Housing Properties Trust (SBI)	1,562,300	35,714,178
Simon Property Group, Inc.	171,600	28,861,404
Stag Industrial, Inc.	321,769	7,349,204
Terreno Realty Corp.	1,484,064	27,751,997
Two Harbors Investment Corp.	1,721,280	17,608,694
Ventas, Inc.	1,025,546	65,122,171
Washington Prime Group, Inc. (a)	442,350	8,355,992
Washington REIT (SBI)	426,700	11,572,104
Weyerhaeuser Co. (f)	741,400	23,220,648
WP Carey, Inc.	597,900	39,299,967
		1,245,246,265
Real Estate Management & Development - 0.7%
Brookfield Asset Management, Inc. Class A	257,600	11,491,415
Kennedy-Wilson Holdings, Inc.	664,021	15,538,091
		27,029,506
TOTAL FINANCIALS		1,294,793,141
Common Stocks - continued
	Shares	Value
MATERIALS - 0.2%
Paper & Forest Products - 0.2%
West Fraser Timber Co. Ltd.	231,400	$ 10,541,237
TOTAL COMMON STOCKS (Cost $1,148,245,642)		1,312,262,699
Preferred Stocks - 17.6%

Convertible Preferred Stocks - 0.9%
FINANCIALS - 0.9%
Real Estate Investment Trusts - 0.9%
Alexandria Real Estate Equities, Inc. Series D 7.00%	195,000	5,313,750
Excel Trust, Inc. 7.00% (h)	248,200	6,515,250
Health Care REIT, Inc. Series I, 6.50%	46,800	2,737,800
Lexington Corporate Properties Trust Series C, 6.50%	396,880	18,712,892
Ramco-Gershenson Properties Trust (SBI) Series D, 7.25%	40,000	2,451,600
Weyerhaeuser Co. Series A, 6.375%	20,000	1,080,624
		36,811,916
Nonconvertible Preferred Stocks - 16.7%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Red Lion Hotels Capital Trust 9.50%	143,030	3,727,362
FINANCIALS - 16.6%
Capital Markets - 0.1%
Arlington Asset Investment Corp. 6.625%	182,517	4,409,611
Real Estate Investment Trusts - 16.3%
AG Mortgage Investment Trust, Inc. 8.00%	461,387	11,082,516
Alexandria Real Estate Equities, Inc. Series E, 6.45%	145,913	3,687,222
American Capital Agency Corp.:
8.00%	200,000	5,170,000
Series B, 7.75%	360,200	8,785,278
American Capital Mortgage Investment Corp. Series A, 8.125%	248,636	6,243,250
American Home Mortgage Investment Corp.:
Series A, 9.375% (a)	120,300	12
Series B, 9.25% (a)	124,100	12
American Homes 4 Rent:
Series A, 5.00%	224,979	5,579,479
Series B, 5.00%	149,525	3,645,420
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
American Homes 4 Rent: - continued
Series C, 5.50%	485,000	$ 12,008,600
American Realty Capital Properties, Inc. Series F, 6.70%	300,409	6,984,509
Annaly Capital Management, Inc.:
Series A, 7.875%	134,900	3,419,715
Series C, 7.625%	162,837	3,974,851
Series D, 7.50%	310,731	7,497,939
Anworth Mortgage Asset Corp. Series A, 8.625%	309,630	7,836,735
Apollo Commercial Real Estate Finance, Inc. Series A, 8.625%	375,101	9,876,409
Apollo Residential Mortgage, Inc. Series A, 8.00%	279,276	6,758,479
Arbor Realty Trust, Inc.:
7.375% (a)(g)	330,605	8,162,637
Series A, 8.25% (g)	189,089	4,727,225
Series B, 7.75% (g)	240,000	5,882,400
Series C, 8.50% (g)	100,000	2,525,000
Armour Residential REIT, Inc. Series B, 7.875%	153,654	3,727,646
Ashford Hospitality Trust, Inc.:
Series D, 8.45%	47,000	1,200,850
Series E, 9.00%	140,751	3,814,352
Boston Properties, Inc. 5.25%	10,915	256,503
Brandywine Realty Trust Series E, 6.90%	95,000	2,512,750
Campus Crest Communities, Inc. Series A, 8.00%	248,431	6,372,255
Capstead Mortgage Corp. Series E, 7.50%	202,984	4,885,622
CBL & Associates Properties, Inc.:
Series D, 7.375%	289,876	7,261,394
Series E, 6.625%	197,063	4,812,278
Cedar Shopping Centers, Inc. Series B, 7.25%	399,750	10,185,630
CenterPoint Properties Trust Series D, 5.377%	3,575	2,609,750
Chesapeake Lodging Trust Series A, 7.75%	266,916	6,985,192
Colony Financial, Inc.:
Series A, 8.50%	282,171	7,378,772
Series B, 7.50%	80,000	1,944,800
CommonWealth REIT:
7.50%	93,300	1,893,057
Series E, 7.25%	648,952	16,846,794
Coresite Realty Corp. Series A, 7.25%	369,799	9,481,646
Corporate Office Properties Trust Series L, 7.375%	161,840	4,212,695
CubeSmart Series A, 7.75%	40,000	1,065,200
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
CYS Investments, Inc.:
Series A, 7.75%	117,824	$ 2,880,797
Series B, 7.50%	446,667	10,527,941
DDR Corp.:
Series J, 6.50%	340,721	8,575,948
Series K, 6.25%	228,888	5,594,023
Digital Realty Trust, Inc.:
Series E, 7.00%	219,819	5,585,601
Series G, 5.875%	145,444	3,217,221
Series H, 7.375%	50,000	1,277,500
Duke Realty LP Series L, 6.60%	10,666	270,383
DuPont Fabros Technology, Inc. Series B, 7.625%	381,202	9,686,343
Dynex Capital, Inc.:
Series A, 8.50%	362,932	9,073,300
Series B, 7.625%	252,120	6,048,359
Equity Lifestyle Properties, Inc. Series C, 6.75%	950,148	24,504,317
Essex Property Trust, Inc. Series H, 7.125%	40,000	1,068,000
Excel Trust, Inc. Series B, 8.125%	400,000	10,428,000
First Potomac Realty Trust 7.75%	415,296	10,859,990
Five Oaks Investment Corp. Series A, 8.75%	100,000	2,517,000
General Growth Properties, Inc. Series A, 6.375%	166,463	4,028,405
Gladstone Commercial Corp. Series C, 7.125%	232,238	5,996,385
Glimcher Realty Trust:
6.875%	256,115	6,472,026
Series G, 8.125%	109,192	2,759,282
Series H, 7.50%	198,527	5,360,229
Hatteras Financial Corp. Series A, 7.625%	353,288	8,372,926
Health Care REIT, Inc. Series J, 6.50%	81,600	2,098,752
Hersha Hospitality Trust:
Series B, 8.00%	162,538	4,320,260
Series C, 6.875%	50,000	1,267,000
Hospitality Properties Trust Series D, 7.125%	40,800	1,039,584
Hudson Pacific Properties, Inc. 8.375%	394,069	10,442,829
Inland Real Estate Corp. Series A, 8.125%	423,500	11,032,175
Invesco Mortgage Capital, Inc. Series A, 7.75%	123,342	3,004,611
Investors Real Estate Trust Series B, 7.95%	126,572	3,319,984
iStar Financial, Inc.:
Series E, 7.875%	188,696	4,692,870
Series F, 7.80%	393,843	9,727,922
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Kilroy Realty Corp.:
Series G, 6.875%	46,760	$ 1,212,954
Series H, 6.375%	143,296	3,540,844
Kite Realty Group Trust 8.25%	96,100	2,499,561
LaSalle Hotel Properties:
Series H, 7.50%	141,308	3,710,748
Series I, 6.375%	354,698	8,828,433
LBA Realty Fund II:
Series A, 8.75% (a)	69,000	3,122,250
Series B, 7.625%	31,240	687,280
MFA Financial, Inc.:
8.00%	538,930	13,850,501
Series B, 7.50%	592,024	14,196,736
Monmouth Real Estate Investment Corp.:
Series A, 7.625%	80,000	2,042,400
Series B, 7.875%	95,000	2,493,750
National Retail Properties, Inc.:
5.70%	376,404	8,819,146
Series D, 6.625%	222,138	5,586,771
New York Mortgage Trust, Inc. Series B, 7.75%	171,101	4,055,094
NorthStar Realty Finance Corp.:
Series B, 8.25%	225,708	5,642,700
Series C, 8.875%	275,338	7,032,133
Series D, 8.50%	207,301	5,207,401
Series E, 8.75%	313,780	7,916,669
Pebblebrook Hotel Trust:
Series A, 7.875%	412,000	10,835,600
Series B, 8.00%	185,085	4,919,559
Series C, 6.50%	178,160	4,373,828
Pennsylvania (REIT) 7.375%	100,510	2,591,148
Prologis, Inc. Series Q, 8.54%	94,446	6,133,087
PS Business Parks, Inc.:
Series R, 6.875%	116,903	3,003,238
Series S, 6.45%	39,500	977,625
Series T, 6.00%	198,004	4,702,595
Series U, 5.75%	600	13,770
RAIT Financial Trust 7.625%	216,190	5,316,112
Regency Centers Corp.:
Series 6, 6.625%	87,261	2,260,060
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Regency Centers Corp.: - continued
Series 7, 6.00%	123,000	$ 2,955,690
Resource Capital Corp. 8.625%	117,847	2,873,110
Retail Properties America, Inc. 7.00%	394,411	9,907,604
Sabra Health Care REIT, Inc. Series A, 7.125%	298,123	7,763,123
Saul Centers, Inc.:
Series A, 8.00%	38,072	989,872
Series C, 6.875%	315,478	7,886,950
Senior Housing Properties Trust 5.625%	283,543	6,544,172
Stag Industrial, Inc.:
Series A, 9.00%	280,000	7,761,600
Series B, 6.625%	80,300	1,989,031
Strategic Hotel & Resorts, Inc. Series B, 8.25%	80,000	2,044,800
Summit Hotel Properties, Inc.:
Series A, 9.25%	138,340	3,804,350
Series B, 7.875%	190,173	4,954,007
Series C, 7.125%	153,212	3,851,750
Sun Communities, Inc. Series A, 7.125%	375,000	9,626,250
Sunstone Hotel Investors, Inc. Series D, 8.00%	129,723	3,458,415
Taubman Centers, Inc. Series K, 6.25%	96,120	2,354,940
Terreno Realty Corp. Series A, 7.75%	213,690	5,528,160
UMH Properties, Inc. Series A, 8.25%	600,000	15,840,000
Urstadt Biddle Properties, Inc. Series F, 7.125%	210,000	5,344,500
Vornado Realty LP 7.875%	54,682	1,392,204
Weingarten Realty Investors (SBI) Series F, 6.50%	49,813	1,255,786
Winthrop Realty Trust 7.75%	379,600	9,774,700
		680,817,844
Real Estate Management & Development - 0.2%
Kennedy-Wilson, Inc. 7.75%	321,574	8,200,137
TOTAL FINANCIALS		693,427,592
TOTAL NONCONVERTIBLE PREFERRED STOCKS		697,154,954
TOTAL PREFERRED STOCKS (Cost $716,293,737)		733,966,870
Corporate Bonds - 20.9%
		Principal Amount (e)	Value
Convertible Bonds - 3.6%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Morgans Hotel Group Co. 2.375% 10/15/14		$ 4,510,000	$ 4,476,175
FINANCIALS - 3.5%
Consumer Finance - 0.0%
Zais Financial Partners LP 8% 11/15/16 (h)		2,000,000	2,062,714
Diversified Financial Services - 0.6%
IAS Operating Partnership LP 5% 3/15/18 (h)		25,380,000	24,877,578
Real Estate Investment Trusts - 2.8%
Annaly Capital Management, Inc. 5% 5/15/15		31,396,000	31,906,185
Apollo Commercial Real Estate Finance, Inc. 5.5% 3/15/19		3,980,000	4,223,974
Ares Commercial Real Estate Corp. 7% 12/15/15		14,700,000	15,214,500
Blackstone Mortgage Trust, Inc. 5.25% 12/1/18		5,750,000	6,156,525
Campus Crest Communities Operating Partnership LP 4.75% 10/15/18 (h)		9,000,000	8,797,500
Colony Financial, Inc.:
3.875% 1/15/21		9,910,000	10,052,456
5% 4/15/23		9,000,000	9,364,500
PennyMac Corp. 5.375% 5/1/20		6,000,000	5,950,476
RAIT Financial Trust 4% 10/1/33		11,000,000	10,518,750
Redwood Trust, Inc. 4.625% 4/15/18		8,500,000	8,755,000
Spirit Realty Capital, Inc. 3.75% 5/15/21		4,800,000	4,854,000
			115,793,866
Real Estate Management & Development - 0.1%
Forest City Enterprises, Inc. 3.625% 8/15/20		2,000,000	2,090,000
Grubb & Ellis Co. 7.95% 5/1/15 (d)(h)		5,500,000	1
			2,090,001
TOTAL FINANCIALS			144,824,159
TOTAL CONVERTIBLE BONDS			149,300,334
Nonconvertible Bonds - 17.3%
CONSUMER DISCRETIONARY - 5.3%
Hotels, Restaurants & Leisure - 0.7%
FelCor Lodging LP:
5.625% 3/1/23		2,000,000	2,000,000
6.75% 6/1/19		5,875,000	6,139,375
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 5.625% 10/15/21 (h)		$ 4,000,000	$ 4,190,000
Paris Las Vegas Holding LLC/Harrah's Las Vegas LLC/Flamingo Las Vegas Holdings, Inc. 8% 10/1/20 (h)		4,500,000	4,612,500
Playa Resorts Holding BV 8% 8/15/20 (h)		1,230,000	1,297,650
RHP Hotel Properties LP/RHP Finance Co. 5% 4/15/21		2,000,000	1,985,000
Times Square Hotel Trust 8.528% 8/1/26 (h)		8,328,905	10,443,093
			30,667,618
Household Durables - 4.6%
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 6.875% 2/15/21 (h)		10,500,000	10,237,500
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (h)		1,000,000	1,025,000
Brookfield Residential Properties, Inc. 6.5% 12/15/20 (h)		1,615,000	1,693,731
D.R. Horton, Inc.:
4.375% 9/15/22		4,175,000	4,112,375
4.75% 5/15/17		2,000,000	2,095,000
5.75% 8/15/23		2,510,000	2,648,050
KB Home:
8% 3/15/20		8,465,000	9,586,613
9.1% 9/15/17		4,985,000	5,782,600
Lennar Corp.:
4.125% 12/1/18		5,520,000	5,547,600
4.5% 6/15/19		1,830,000	1,830,000
5.6% 5/31/15		6,000,000	6,186,300
6.5% 4/15/16		4,000,000	4,250,000
6.95% 6/1/18		14,280,000	15,904,350
M/I Homes, Inc. 8.625% 11/15/18		26,055,000	27,390,319
Meritage Homes Corp.:
7% 4/1/22		7,525,000	8,221,063
7.15% 4/15/20		7,060,000	7,783,650
Ryland Group, Inc.:
6.625% 5/1/20		1,555,000	1,663,850
8.4% 5/15/17		5,420,000	6,233,000
Standard Pacific Corp.:
7% 8/15/15		4,000,000	4,170,000
8.375% 5/15/18		28,983,000	33,257,993
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Standard Pacific Corp.: - continued
10.75% 9/15/16		$ 8,415,000	$ 9,761,400
Toll Brothers Finance Corp. 5.875% 2/15/22		1,550,000	1,662,375
WCI Communities, Inc. 6.875% 8/15/21 (h)		1,845,000	1,891,125
William Lyon Homes, Inc.:
7% 8/15/22 (h)(i)		2,505,000	2,505,000
8.5% 11/15/20		15,550,000	17,143,875
			192,582,769
TOTAL CONSUMER DISCRETIONARY			223,250,387
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Ahold Lease Series 2001 A1 pass thru trust certificates 7.82% 1/2/20		759,804	852,880
FINANCIALS - 11.1%
Diversified Financial Services - 0.4%
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp. 7.75% 2/15/18 (h)		4,755,000	5,087,850
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22		3,680,000	3,751,300
6% 8/1/20		6,000,000	6,255,000
			15,094,150
Real Estate Investment Trusts - 7.4%
American Campus Communities Operating Partnership LP 4.125% 7/1/24		2,000,000	2,006,580
American Tower Corp. 3.4% 2/15/19		1,000,000	1,036,709
Camden Property Trust 5% 6/15/15		1,100,000	1,141,236
CBL & Associates LP 5.25% 12/1/23		1,000,000	1,065,829
Commercial Net Lease Realty, Inc. 6.15% 12/15/15		2,526,000	2,700,178
Crown Castle International Corp. 5.25% 1/15/23		4,000,000	4,040,000
CTR Partnership LP / CareTrust Capital Corp. 5.875% 6/1/21 (h)		2,300,000	2,305,750
CubeSmart LP 4.8% 7/15/22		2,000,000	2,137,444
DDR Corp.:
5.5% 5/1/15		4,000,000	4,134,580
7.5% 4/1/17		6,000,000	6,878,238
7.5% 7/15/18		8,756,000	10,375,028
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
DDR Corp.: - continued
7.875% 9/1/20		$ 4,637,000	$ 5,824,128
9.625% 3/15/16		3,836,000	4,356,265
DuPont Fabros Technology LP 5.875% 9/15/21		1,000,000	1,020,000
Equity One, Inc.:
5.375% 10/15/15		3,500,000	3,677,632
6.25% 1/15/17		3,000,000	3,312,594
Equity Residential 5.125% 3/15/16		7,201,000	7,694,859
HCP, Inc. 3.75% 2/1/16		10,000,000	10,430,250
Health Care Property Investors, Inc.:
5.625% 5/1/17		2,980,000	3,309,528
6% 3/1/15		1,000,000	1,030,515
6% 1/30/17		2,383,000	2,650,163
7.072% 6/8/15		1,500,000	1,579,319
Health Care REIT, Inc.:
3.625% 3/15/16		14,685,000	15,309,994
4.125% 4/1/19		2,000,000	2,150,084
6.2% 6/1/16		2,750,000	3,002,469
Healthcare Realty Trust, Inc.:
3.75% 4/15/23		4,022,000	3,924,535
5.75% 1/15/21		3,095,000	3,494,862
6.5% 1/17/17		2,875,000	3,207,048
Highwoods/Forsyth LP:
3.625% 1/15/23		1,607,000	1,580,740
5.85% 3/15/17		2,800,000	3,097,450
Hospitality Properties Trust:
5% 8/15/22		3,177,000	3,351,433
5.625% 3/15/17		915,000	996,299
HRPT Properties Trust:
5.75% 11/1/15		4,826,000	4,968,541
6.25% 8/15/16		9,675,000	10,297,228
6.25% 6/15/17		1,055,000	1,127,346
6.65% 1/15/18		4,246,000	4,616,816
iStar Financial, Inc.:
3.875% 7/1/16		2,855,000	2,876,413
4% 11/1/17		15,000,000	14,775,000
5% 7/1/19		15,000,000	14,775,000
5.85% 3/15/17		3,587,000	3,766,350
5.875% 3/15/16		27,070,000	28,423,500
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
iStar Financial, Inc.: - continued
6.05% 4/15/15		$ 14,630,000	$ 14,959,175
7.125% 2/15/18		5,725,000	6,183,000
9% 6/1/17		9,175,000	10,390,688
MPT Operating Partnership LP/MPT Finance Corp.:
6.375% 2/15/22		3,610,000	3,844,650
6.875% 5/1/21		2,000,000	2,150,000
National Retail Properties, Inc. 3.3% 4/15/23		2,000,000	1,931,756
Nationwide Health Properties, Inc. 6% 5/20/15		5,670,000	5,902,805
Omega Healthcare Investors, Inc.:
4.95% 4/1/24 (h)		2,898,000	2,979,144
6.75% 10/15/22		2,115,000	2,273,625
7.5% 2/15/20		1,000,000	1,063,750
Potlatch Corp. 7.5% 11/1/19		1,000,000	1,160,000
Prologis LP 7.625% 7/1/17		4,690,000	5,237,229
Reckson Operating Partnership LP/SL Green Realty Corp./SL Green Operating Partnership LP 7.75% 3/15/20		2,000,000	2,389,382
Senior Housing Properties Trust:
3.25% 5/1/19		2,882,000	2,911,846
4.3% 1/15/16		5,000,000	5,165,360
4.75% 5/1/24		3,988,000	4,062,923
6.75% 4/15/20		13,624,000	15,635,202
6.75% 12/15/21		8,000,000	9,316,872
United Dominion Realty Trust, Inc.:
5.25% 1/15/15		1,000,000	1,020,666
5.25% 1/15/16		4,000,000	4,236,568
			311,262,574
Real Estate Management & Development - 3.2%
BioMed Realty LP 3.85% 4/15/16		2,000,000	2,089,560
Brandywine Operating Partnership LP 7.5% 5/15/15		1,000,000	1,049,968
CBRE Group, Inc.:
5% 3/15/23		6,020,000	5,989,900
6.625% 10/15/20		1,205,000	1,263,744
Corporate Office Properties LP 3.6% 5/15/23		5,000,000	4,783,790
ERP Operating LP 5.25% 9/15/14		4,815,000	4,839,759
Excel Trust LP 4.625% 5/15/24		2,403,000	2,447,780
Forestar U.S.A. Real Estate Group 8.5% 6/1/22 (h)		10,515,000	10,935,600
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Management & Development - continued
Host Hotels & Resorts LP 5.25% 3/15/22		$ 2,000,000	$ 2,210,924
Howard Hughes Corp. 6.875% 10/1/21 (h)		9,715,000	10,225,038
Hunt Companies, Inc. 9.625% 3/1/21 (h)		4,100,000	4,305,000
Kennedy-Wilson, Inc.:
5.875% 4/1/24		2,610,000	2,616,525
8.75% 4/1/19		20,410,000	21,864,213
Mid-America Apartments LP:
3.75% 6/15/24		1,663,000	1,640,892
6.05% 9/1/16		2,500,000	2,725,500
Realogy Corp. 7.875% 2/15/19 (h)		7,085,000	7,474,675
Realogy Group LLC/Realogy Co.-Issuer Corp. 4.5% 4/15/19 (h)		4,805,000	4,660,850
Regency Centers LP:
5.25% 8/1/15		4,509,000	4,707,265
5.875% 6/15/17		400,000	447,284
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.25% 4/15/21 (h)		2,000,000	1,970,000
5.625% 3/1/24 (h)		2,270,000	2,224,600
Ventas Realty LP 1.55% 9/26/16		7,000,000	7,058,863
Ventas Realty LP/Ventas Capital Corp.:
2.7% 4/1/20		3,000,000	2,963,976
3.125% 11/30/15		13,807,000	14,222,563
4% 4/30/19		2,262,000	2,420,869
Wells Operating Partnership II LP 5.875% 4/1/18		3,000,000	3,138,420
Weyerhaeuser Real Estate Co. 5.875% 6/15/24 (h)		1,890,000	1,918,350
			132,195,908
Thrifts & Mortgage Finance - 0.1%
Ocwen Financial Corp. 6.625% 5/15/19 (h)		4,005,000	4,095,113
Wrightwood Capital LLC 1.9% 4/20/20 (d)		110,410	500,156
			4,595,269
TOTAL FINANCIALS			463,147,901
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
HEALTH CARE - 0.6%
Health Care Equipment & Supplies - 0.3%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp.:
6% 10/15/21		$ 1,370,000	$ 1,438,500
7.75% 2/15/19		10,410,000	10,930,500
			12,369,000
Health Care Providers & Services - 0.3%
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23		2,795,000	2,788,013
5.5% 2/1/21		9,070,000	9,296,750
			12,084,763
TOTAL HEALTH CARE			24,453,763
INDUSTRIALS - 0.2%
Commercial Services & Supplies - 0.1%
Iron Mountain, Inc. 5.75% 8/15/24		4,235,000	4,235,000
Industrial Conglomerates - 0.1%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 7.375% 10/1/17		3,050,000	3,255,875
TOTAL INDUSTRIALS			7,490,875
INFORMATION TECHNOLOGY - 0.1%
Internet Software & Services - 0.1%
CyrusOne LP/CyrusOne Finance Corp. 6.375% 11/15/22		3,000,000	3,165,000
TOTAL NONCONVERTIBLE BONDS			722,360,806
TOTAL CORPORATE BONDS (Cost $832,223,479)			871,661,140
Asset-Backed Securities - 2.2%

Capital Trust RE CDO Ltd.:
Series 2005-1A Class D, 1.6562% 3/20/50 (h)(j)		2,250,000	95,625
Series 2005-3A Class A2, 5.16% 6/25/35 (h)		12,158	11,915
CapitalSource Real Estate Loan Trust Series 2006-1A Class A2A, 0.4836% 1/20/37 (h)(j)		81,455	79,826
Asset-Backed Securities - continued
		Principal Amount (e)	Value
CapLease CDO Ltd. Series 2005-1A Class A, 4.926% 1/29/40 (h)		$ 910,893	$ 901,784
CBRE Realty Finance CDO LLC Series 2007-1A Class A1, 0.4821% 4/7/52 (h)(j)		686,542	665,946
Conseco Finance Securitizations Corp. Series 2002-2 Class M2, 9.163% 3/1/33 (j)		500,000	432,715
Crest Clarendon Street Ltd./Crest Clarendon Corp. Series 2002-1A Class D, 9% 12/28/35 (h)		573,683	389,875
Crest Dartmouth Street Ltd./Crest Dartmouth Street Corp. Series 2003-1A Class D, 9% 6/28/38 (h)		346,972	348,533
Deutsche Financial Capital Securitization LLC Series 1997-I Class M, 7.275% 9/15/27		7,913,633	7,729,380
Fairfield Street Solar Corp. Series 2004-1A Class E1, 3.5944% 11/28/39 (h)(j)		609,640	61
Green Tree Financial Corp.:
Series 1996-4 Class M1, 7.75% 6/15/27		1,788,179	1,774,707
Series 1997-3 Class M1, 7.53% 3/15/28		6,996,415	6,027,164
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 3.905% 6/25/35 (j)(m)		212,276	4,647
Guggenheim Structured Real Estate Funding Ltd./Guggenheim Structured Real Estate Funding LLC Series 2005-2A:
Class D, 1.705% 8/26/30 (h)(j)		89,648	88,527
Class E, 2.155% 8/26/30 (h)(j)		1,420,000	972,700
HLSS Servicer Advance Receivables Backed Notes Series 2013-T2 Class D2, 2.388% 5/16/44 (h)		3,000,000	2,998,195
Invitation Homes Trust Series 2014-SFR1 Class E, 3.4062% 6/17/31 (h)(j)		10,000,000	9,999,935
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class M2, 7.17% 4/15/40		1,012,616	494,533
Merit Securities Corp. Series 13 Class M1, 7.688% 12/28/33 (j)		1,923,000	2,043,059
Mesa West Capital CDO Ltd. Series 2007-1A:
Class A1, 0.415% 2/25/47 (h)(j)		1,617,882	1,601,703
Class A2, 0.445% 2/25/47 (h)(j)		21,240,000	20,655,900
N-Star Real Estate CDO Ltd. Series 1A Class C1B, 7.696% 8/28/38 (h)		899,989	917,989
Taberna Preferred Funding III Ltd. Series 2005-3A Class D, 2.8729% 2/5/36 (h)(j)		3,803,196	380
Wachovia Ltd./Wachovia LLC:
Series 2006-1 Class 1ML, 5.7326% 9/25/26 (h)(j)		2,000,000	1,400,000
Series 2006-1A:
Class B, 0.5926% 9/25/26 (h)(j)		2,240,259	2,199,934
Class C, 0.7626% 9/25/26 (h)(j)		7,030,000	6,868,310
Asset-Backed Securities - continued
		Principal Amount (e)	Value
Wachovia Ltd./Wachovia LLC: - continued
Series 2006-1A:
Class D, 0.8626% 9/25/26 (h)(j)		$ 2,080,000	$ 1,977,040
Class E, 0.9626% 9/25/26 (h)(j)		2,780,000	2,621,540
Class F, 1.3826% 9/25/26 (h)(j)		3,483,000	3,230,483
Class G, 1.5826% 9/25/26 (h)(j)		1,599,000	1,475,877
Class H, 1.8826% 9/25/26 (h)(j)		1,535,000	1,412,968
Class J, 2.9826% 9/25/26 (h)(j)		1,500,000	1,392,000
Class K, 3.4826% 9/25/26 (h)(j)		2,475,000	2,229,975
Class L, 4.2326% 9/25/26 (h)(j)		1,500,000	1,370,250
Wrightwood Capital Real Estate CDO Ltd. Series 2005-1A:
Class A1, 0.547% 11/21/40 (h)(j)		6,037,856	5,705,774
Class F, 2.177% 11/21/40 (h)(j)		250,000	29,275
TOTAL ASSET-BACKED SECURITIES (Cost $93,851,617)			90,148,525
Collateralized Mortgage Obligations - 0.3%

Private Sponsor - 0.3%
Countrywide Home Loans, Inc.:
Series 2002-38 Class B3, 5% 2/25/18 (h)		41,113	173
Series 2002-R2 Class 2B3, 3.664% 7/25/33 (h)(j)		181,238	53,428
Series 2003-R3 Class B2, 5.5% 11/25/33 (h)		1,086,466	131,471
Series 2004-R1 Class 1B3, 5.0042% 11/25/34 (h)(j)		38,272	2,747
FREMF Mortgage Trust:
Series 2010-K6 Class B, 5.5329% 12/25/46 (h)(j)		4,500,000	4,975,830
Series 2010-K7 Class B, 5.618% 4/25/20 (h)(j)		3,200,000	3,574,253
Merrill Lynch Mortgage Investors Trust Series 1998-C3 Class F, 6% 12/15/30 (h)		1,388,624	1,453,435
RESI Finance LP/RESI Finance DE Corp. floater Series 2003-B Class B9, 12.1025% 7/10/35 (h)(j)		155,567	172,384
Residential Funding Securities Corp. Series 2002-RM1 Class BI1, 5.5% 12/25/17 (h)		15,441	13,851
RESIX Finance Ltd. floater:
Series 2003-D Class B8, 6.6525% 12/10/35 (h)(j)		169,695	40,277
Series 2004-A Class B7, 4.4025% 2/10/36 (h)(j)		178,210	48,248
Series 2004-B Class B7, 4.1525% 2/10/36 (h)(j)		224,769	82,416
TOTAL PRIVATE SPONSOR			10,548,513
Collateralized Mortgage Obligations - continued
		Principal Amount (e)	Value
U.S. Government Agency - 0.0%
Fannie Mae REMIC Trust:
Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41 (m)		$ 113,309	$ 37,591
Series 2002-W1 subordinate REMIC pass thru certificates, Class 3B3, 3.1641% 2/25/42 (h)(j)		85,297	47,472
Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 4.5664% 12/25/42 (j)(m)		184,544	30,990
Series 2003-W10 subordinate REMIC pass thru certificates, Class 2B3, 3.095% 6/25/43 (h)(j)		125,783	52,539
Series 2003-W4 subordinate REMIC pass thru certificates, Class 2B3, 3.0288% 10/25/42 (h)(j)		51,657	26,741
TOTAL U.S. GOVERNMENT AGENCY			195,333
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $10,579,057)			10,743,846
Commercial Mortgage Securities - 13.0%

ACGS Series 2004-1 Class P, 7.4605% 8/1/19 (m)		1,607,561	1,595,253
Americold LLC Trust Series 2010-ARTA Class D, 7.443% 1/14/29 (h)		2,000,000	2,278,707
Banc of America Commercial Mortgage Trust:
Series 2005-1 Class CJ, 5.4665% 11/10/42 (j)		3,580,000	3,660,768
Series 2005-5 Class D, 5.3884% 10/10/45 (j)		4,000,000	4,046,484
Series 2005-6 Class AJ, 5.3495% 9/10/47 (j)		5,000,000	5,242,815
Banc of America Large Loan, Inc. floater Series 2005-MIB1 Class K, 2.152% 3/15/22 (h)(j)		760,684	670,139
Banc of America REMIC Trust Series 2012-CLMZ Class A, 7.652% 8/15/17 (h)(j)		4,900,000	4,908,330
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-PW11 Class AJ, 5.6047% 3/11/39 (j)		5,700,000	5,877,419
Bear Stearns Commercial Mortgage Securities Trust Series 2006-T22 Class B, 5.7569% 4/12/38 (h)(j)		2,520,000	2,677,709
Boca Hotel Portfolio Trust Series 2013-BOCA Class E, 3.902% 8/15/26 (h)(j)		2,500,000	2,502,910
CGBAM Commercial Mortgage Trust floater Series 2014-HD Class E, 3.1518% 2/15/31 (h)(j)		5,769,000	5,776,904
Citigroup Commercial Mortgage Trust Series 2013-GC15 Class D, 5.277% 9/10/46 (h)(j)		2,750,000	2,736,311
COMM Mortgage Trust:
sequential payer Series 2013-LC6 Class E, 3.5% 1/10/46 (h)		4,300,000	3,445,349
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
COMM Mortgage Trust: - continued
Series 2012-CR5 Class D, 4.4798% 12/10/45 (h)(j)		$ 2,000,000	$ 2,000,636
Series 2013-CR10 Class D, 4.958% 8/10/46 (h)(j)		2,000,000	1,956,635
Series 2013-CR12 Class D, 5.2553% 10/10/46 (h)(j)		3,000,000	2,952,387
Series 2013-CR9 Class D, 4.4022% 7/10/45 (h)(j)		4,255,000	3,991,662
Series 2013-LC6 Class D, 4.4319% 1/10/46 (h)(j)		3,870,000	3,677,173
Series 2014-UBS2 Class D, 5.1831% 3/10/47 (h)(j)		3,713,000	3,559,040
Commercial Mortgage Acceptance Corp. Series 1998-C2 Class J, 5.44% 9/15/30 (h)		2,646,159	2,558,931
Commercial Mortgage Trust pass-thru certificates:
Series 2005-C6 Class AJ, 5.209% 6/10/44 (j)		5,000,000	5,175,945
Series 2012-CR1:
Class C, 5.5464% 5/15/45 (j)		1,000,000	1,105,871
Class D, 5.5464% 5/15/45 (h)(j)		5,550,000	5,676,374
Series 2012-CR2:
Class D, 5.0196% 8/15/45 (h)(j)		4,500,000	4,670,199
Class E, 5.0196% 8/15/45 (h)(j)		6,000,000	5,986,944
Series 2012-LC4:
Class C, 5.8228% 12/10/44 (j)		2,000,000	2,235,678
Class D, 5.8228% 12/10/44 (h)(j)		8,000,000	8,410,016
Credit Suisse First Boston Mortgage Securities Corp.:
Series 1998-C1 Class F, 6% 5/17/40 (h)		1,530,094	1,669,010
Series 1998-C2 Class F, 6.75% 11/15/30 (h)		2,149,220	2,223,860
DBUBS Mortgage Trust Series 2011-LC1A:
Class E, 5.7302% 11/10/46 (h)(j)		12,490,000	13,439,265
Class G, 4.652% 11/10/46 (h)		9,843,000	8,454,793
Deutsche Mortgage & Asset Receiving Corp. Series 1998-C1 Class J, 6.22% 6/15/31		51,442	51,391
Extended Stay America Trust Series 2013-ESH7 Class C7, 3.9017% 12/5/31 (h)		500,000	510,914
Freddie Mac:
pass-thru certificates:
Series K011 Class X3, 2.6622% 12/25/43 (j)(k)		12,206,096	1,735,585
Series K012 Class X3, 2.366% 1/25/41 (j)(k)		21,072,886	2,683,801
Series K013 Class X3, 2.8852% 1/25/43 (j)(k)		14,360,000	2,250,959
Series KAIV Class X2, 3.6147% 6/25/46 (j)(k)		7,430,000	1,445,962
G-Force LLC sequential payer Series 2005-RRA Class A2, 4.83% 8/22/36 (h)		10,247	10,247
GMAC Commercial Mortgage Securities, Inc.:
Series 1997-C2 Class G, 6.75% 4/15/29 (j)		716,241	776,204
Series 2000-C1 Class K, 7% 3/15/33		16,103	16,280
GP Portfolio Trust Series 2014-GPP Class E, 4.002% 2/15/27 (h)(j)		2,823,000	2,825,965
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Greenwich Capital Commercial Funding Corp. Series 2006-GG7 Class A4, 6.0146% 7/10/38 (j)		$ 7,954,707	$ 8,516,715
GS Mortgage Securities Corp. II Series 2010-C1:
Class D, 6.169% 8/10/43 (h)(j)		4,000,000	4,438,020
Class E, 4% 8/10/43 (h)		3,770,000	3,362,169
GS Mortgage Securities Trust:
Series 2010-C2 Class D, 5.3978% 12/10/43 (h)(j)		3,000,000	3,132,480
Series 2011-GC5:
Class C, 5.4738% 8/10/44 (h)(j)		9,000,000	9,939,294
Class D, 5.4738% 8/10/44 (h)(j)		4,000,000	4,192,568
Class E, 5.4738% 8/10/44 (h)(j)		4,049,000	3,825,924
Series 2012-GC6 Class C, 5.8259% 1/10/45 (h)(j)		3,600,000	4,029,503
Series 2012-GCJ7:
Class C, 5.9067% 5/10/45 (j)		6,500,000	7,266,509
Class D, 5.9067% 5/10/45 (h)(j)		3,000,000	3,173,227
Class E, 5% 5/10/45 (h)		6,920,000	6,344,347
Series 2012-GCJ9 Class D, 4.858% 11/10/45 (h)(j)		2,000,000	1,998,964
Series 2013-GC16 Class D, 5.323% 11/10/46 (h)(j)		3,250,000	3,296,098
Hilton U.S.A. Trust:
floater Series 2014-ORL Class E, 3.5534% 7/15/29 (h)(j)		4,000,000	4,003,809
Series 2013-HLT Class EFX, 5.6086% 11/5/30 (h)(j)		3,000,000	3,087,078
Invitation Homes Trust floater Series 2013-SFR1:
Class E, 2.9% 12/17/30 (h)(j)		1,500,000	1,470,293
Class F, 3.9% 12/17/30 (h)(j)		1,750,000	1,730,195
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2003-C1 Class F, 6.1573% 1/12/37 (h)(j)		1,000,000	1,009,209
Series 2009-IWST:
Class C, 7.6935% 12/5/27 (h)(j)		3,000,000	3,682,794
Class D, 7.6935% 12/5/27 (h)(j)		9,550,000	11,648,374
Series 2010-CNTM Class MZ, 8.5% 8/5/20 (h)		9,000,000	9,389,840
Series 2010-CNTR:
Class D, 6.3899% 8/5/32 (h)(j)		4,500,000	5,104,256
Class XB, 1.1366% 8/5/32 (h)(j)(k)		32,655,000	1,341,921
Series 2012-CBX Class C, 5.358% 6/15/45 (j)		4,530,000	4,947,000
JPMorgan Chase Commercial Mortgage Securities Trust:
floater:
Series 2013-JWMZ Class M, 6.152% 4/15/18 (h)(j)		2,143,851	2,157,968
Series 2013-JWRZ Class E, 3.892% 4/15/30 (h)(j)		3,400,000	3,393,597
Series 2014-FBLU Class E, 3.6518% 12/15/28 (h)(j)		2,000,000	2,000,802
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
JPMorgan Chase Commercial Mortgage Securities Trust: - continued
floater:
Series 2014-INN:
Class E, 3.751% 6/15/29 (h)(j)		$ 6,593,000	$ 6,597,068
Class F, 4.152% 6/15/29 (h)(j)		6,593,000	6,599,179
Series 2005-LDP5 Class AJ, 5.5262% 12/15/44 (j)		3,470,000	3,618,426
Series 2011-C4 Class F, 3.873% 7/15/46 (h)		1,400,000	1,271,725
Series 2011-C5 Class C, 5.5023% 8/15/46 (h)(j)		6,525,375	7,267,878
Series 2013-LC11 Class D, 4.383% 4/15/46 (j)		3,750,000	3,521,536
JPMorgan Commercial Mortgage Finance Corp. Series 1999-C8 Class H, 6% 7/15/31 (h)		1,393,719	1,280,411
LB Commercial Conduit Mortgage Trust Series 1998-C4 Class G, 5.6% 10/15/35 (h)		116,194	116,431
LB-UBS Commercial Mortgage Trust:
sequential payer:
Series 2005-C3 Class AJ, 4.843% 7/15/40		6,620,000	6,779,933
Series 2005-C7 Class AJ, 5.323% 11/15/40 (j)		8,000,000	8,349,352
Series 2006-C7 Class AM, 5.378% 11/15/38		2,040,000	2,198,657
Series 2004-C7 Class E, 4.918% 10/15/36		5,120,000	5,153,408
Series 2005-C1 Class E, 4.924% 2/15/40		4,000,000	4,033,100
Series 2006-C4:
Class A4, 6.0294% 6/15/38 (j)		4,841,683	5,200,742
Class AJ, 6.0494% 6/15/38 (j)		7,005,000	7,430,533
Class AM, 6.0494% 6/15/38 (j)		6,700,000	7,234,218
LSTAR Commercial Mortgage Trust:
Series 2011-1:
Class B, 5.3288% 6/25/43 (h)(j)		3,548,171	3,555,950
Class D, 5.3288% 6/25/43 (h)(j)		4,699,000	4,745,468
Series 2014-2:
Class D, 5.319% 1/20/41 (h)(j)		3,000,000	2,849,709
Class E, 5.319% 1/20/41 (h)(j)		4,800,000	3,957,715
Mach One Trust LLC Series 2004-1A Class H, 6.2679% 5/28/40 (h)(j)		2,840,000	2,918,100
Merrill Lynch Financial Asset, Inc. Series 2005-CA16:
Class F, 4.384% 7/12/37	CAD	710,000	636,044
Class G, 4.384% 7/12/37	CAD	355,000	315,222
Class H, 4.384% 7/12/37	CAD	236,000	207,720
Class J, 4.384% 7/12/37	CAD	355,000	309,736
Class K, 4.384% 7/12/37	CAD	355,000	307,048
Class L, 4.384% 7/12/37	CAD	236,000	202,359
Class M, 4.384% 7/12/37	CAD	995,000	809,979
Merrill Lynch Mortgage Investors Trust Series 1999-C1 Class G, 6.71% 11/15/31 (h)		401,475	289,062
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Merrill Lynch Mortgage Trust Series 2006-C1 Class AM, 5.8624% 5/12/39 (j)		$ 1,200,000	$ 1,283,813
Mezz Capital Commercial Mortgage Trust:
sequential payer:
Series 2004-C1 Class A, 4.836% 1/15/37 (h)		59,543	59,543
Series 2004-C2 Class A, 5.318% 10/15/40 (h)		4,709,155	4,709,155
Series 2004-C1 Class IO, 8.9139% 1/15/37 (h)(j)(k)		436,614	13,317
Morgan Stanley BAML Trust:
Series 2012-C6 Class D, 4.8181% 11/15/45 (h)(j)		2,000,000	2,041,958
Series 2013-C12 Class D, 4.935% 10/15/46 (h)		3,250,000	3,158,717
Series 2013-C13 Class D, 5.0592% 11/15/46 (h)(j)		3,100,000	3,027,383
Series 2013-C7 Class E, 4.4423% 2/15/46 (h)(j)		1,000,000	874,622
Series 2013-C9 Class D, 4.2984% 5/15/46 (h)(j)		5,000,000	4,676,130
Morgan Stanley Capital I Trust:
sequential payer:
Series 2006-HQ10 Class AM, 5.36% 11/12/41		8,200,000	8,866,619
Series 2012-C4 Class E, 5.7094% 3/15/45 (h)(j)		5,630,000	5,791,632
Series 1997-RR Class F, 7.4306% 4/30/39 (h)(j)		869,355	919,343
Series 1998-CF1 Class G, 7.35% 7/15/32 (h)		2,639,941	2,147,478
Series 2005-HQ5 Class B, 5.272% 1/14/42		2,000,000	2,034,836
Series 2005-HQ6 Class AJ, 5.073% 8/13/42 (j)		2,500,000	2,577,703
Series 2006-IQ12 Class AMFX, 5.37% 12/15/43		7,500,000	8,090,333
Series 2011-C1 Class C, 5.4187% 9/15/47 (h)(j)		4,000,000	4,427,369
Series 2011-C2:
Class D, 5.4817% 6/15/44 (h)(j)		4,610,000	4,990,459
Class E, 5.4817% 6/15/44 (h)(j)		9,600,000	10,101,341
Class F, 5.4817% 6/15/44 (h)(j)		4,440,000	4,216,291
Class XB, 0.534% 6/15/44 (h)(j)(k)		63,708,222	1,791,029
Series 2011-C3:
Class C, 5.3556% 7/15/49 (h)(j)		2,000,000	2,184,086
Class D, 5.3556% 7/15/49 (h)(j)		7,400,000	7,862,056
Series 2012-C4 Class D, 5.7094% 3/15/45 (h)(j)		6,310,000	6,797,296
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (h)		4,240,047	5,447,612
RBSCF Trust Series 2010-MB1 Class D, 4.9832% 4/15/24 (h)(j)		9,049,000	9,205,756
SCG Trust Series 2013-SRP1 Class D, 3.4955% 11/15/26 (h)(j)		1,000,000	972,044
TIAA Seasoned Commercial Mortgage Trust sequential payer Series 2007-C4 Class AJ, 5.5645% 8/15/39 (j)		2,080,000	2,189,859
TimberStar Trust I Series 2006-1 Class F, 7.5296% 10/15/36 (h)		10,630,000	11,253,120
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
UBS Commercial Mortgage Trust:
Series 2007-FL1 Class F, 0.727% 7/15/24 (h)(j)		$ 1,200,000	$ 1,199,038
Series 2012-C1 Class D, 5.7194% 5/10/45 (h)(j)		2,000,000	2,081,394
UBS-Barclays Commercial Mortgage Trust sequential payer Series 2012-C3 Class A1, 0.726% 8/10/49		2,643,138	2,622,908
UBS-Citigroup Commercial Mortgage Trust Series 2011-C1 Class B, 6.0705% 1/10/45 (h)(j)		3,000,000	3,477,570
Vornado DP LLC Series 2010-VNO Class D, 6.3555% 9/13/28 (h)		2,540,000	2,932,115
Wachovia Bank Commercial Mortgage Trust:
Series 2004-C10 Class E, 4.931% 2/15/41		1,716,408	1,717,802
Series 2004-C11:
Class D, 5.5428% 1/15/41 (j)		5,177,000	5,474,186
Class E, 5.5928% 1/15/41 (j)		3,785,000	3,996,351
Series 2004-C12 Class D, 5.6311% 7/15/41 (j)		1,364,882	1,368,222
Wells Fargo Commercial Mortgage Trust Series 2012-LC5 Class D, 4.9376% 10/15/45 (h)(j)		9,999,000	9,932,877
WF-RBS Commercial Mortgage Trust:
Series 2011-C3:
Class C, 5.335% 3/15/44 (h)		4,900,000	5,374,271
Class D, 5.723% 3/15/44 (h)(j)		1,000,000	1,060,813
Class E, 5% 3/15/44 (h)		3,000,000	2,799,111
Series 2011-C5 Class F, 5.25% 11/15/44 (h)(j)		3,000,000	2,792,028
Series 2012-C10 Class E, 4.6077% 12/15/45 (h)(j)		4,090,000	3,546,050
Series 2012-C7:
Class D, 5.0019% 6/15/45 (h)(j)		2,380,000	2,477,927
Class F, 4.5% 6/15/45 (h)		2,000,000	1,750,684
Series 2013-C11:
Class D, 4.3224% 3/15/45 (h)(j)		5,830,000	5,505,759
Class E, 4.3224% 3/15/45 (h)(j)		4,780,000	4,065,256
Series 2013-C13 Class D, 4.2791% 5/15/45 (h)(j)		4,000,000	3,722,676
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $491,817,896)			543,318,426
Bank Loan Obligations - 7.8%

CONSUMER DISCRETIONARY - 2.8%
Hotels, Restaurants & Leisure - 2.4%
BRE Select Hotels Corp. 5.892% 5/9/18 (j)		12,102,193	12,102,193
Caesars Entertainment Resort Properties LLC Tranche B 1LN, term loan 7% 10/11/20 (j)		11,442,500	11,413,894
Bank Loan Obligations - continued
		Principal Amount (e)	Value
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (j)		$ 9,290,000	$ 9,290,000
Cedar Fair LP Tranche B, term loan 3.25% 3/6/20 (j)		2,760,267	2,763,718
CityCenter Holdings LLC Tranche B, term loan 4.25% 10/16/20 (j)		1,632,130	1,628,050
Cooper Hotel Group 12% 11/6/17		13,277,241	13,941,103
Four Seasons Holdings, Inc. Tranche 2LN, term loan 6.25% 12/27/20 (j)		510,000	512,550
Hilton Worldwide Finance, LLC Tranche B, term loan 3.5% 10/25/20 (j)		28,862,492	28,718,179
La Quinta Intermediate Holdings LLC Tranche B LN, Tranche B, term loan 4% 4/14/21 (j)		8,181,000	8,099,190
Playa Resorts Holding BV Tranche B, term loan 4% 8/9/19 (j)		6,982,412	7,008,596
Ryman Hospitality Properties, Inc. Tranche B, term loan 3.75% 1/15/21 (j)		2,290,000	2,301,450
			97,778,923
Media - 0.2%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. Tranche B, term loan 3% 1/31/21 (j)		8,295,000	8,232,788
Multiline Retail - 0.1%
JC Penney Corp., Inc. Tranche B, term loan 6% 5/22/18 (j)		3,499,650	3,531,532
Specialty Retail - 0.1%
The Pep Boys - Manny, Moe & Jack Tranche B, term loan 4.25% 10/11/18 (j)		5,274,675	5,281,268
TOTAL CONSUMER DISCRETIONARY			114,824,511
CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
Albertson's LLC Tranche B 2LN, term loan 4.75% 3/21/19 (j)		5,123,347	5,116,943
ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Panda Sherman Power, LLC term loan 9% 9/14/18 (j)		7,200,000	7,344,000
Panda Temple Power, LLC term loan 7.25% 4/3/19 (j)		8,580,000	8,794,500
			16,138,500
Bank Loan Obligations - continued
		Principal Amount (e)	Value
FINANCIALS - 2.3%
Diversified Financial Services - 0.9%
Blackstone 9.98% 10/1/17		$ 17,203,421	$ 17,547,489
Calpine Construction Finance Co. LP Tranche B 2LN, term loan 3.25% 1/31/22 (j)		7,380,609	7,256,098
Pilot Travel Centers LLC:
Tranche B 2LN, term loan 4.25% 8/7/19 (j)		7,117,435	7,144,481
Tranche B, term loan 3.75% 3/30/18 (j)		6,566,411	6,549,995
			38,498,063
Real Estate Investment Trusts - 0.2%
Starwood Property Trust, Inc. Tranche B, term loan 3.5% 4/17/20 (j)		8,933,487	8,899,986
Real Estate Management & Development - 1.1%
CBRE Group, Inc. Tranche B, term loan 2.9015% 3/28/21 (j)		4,468,437	4,446,095
CityCenter 8.74% 7/10/15 (j)		3,307,347	3,307,347
Realogy Corp. Credit-Linked Deposit 4.4463% 10/10/16 (j)		647,237	646,428
Realogy Group LLC Tranche B, term loan 3.75% 3/5/20 (j)		38,799,180	38,411,188
			46,811,058
Thrifts & Mortgage Finance - 0.1%
Ocwen Loan Servicing, LLC Tranche B, term loan 5% 2/15/18 (j)		1,942,912	1,942,912
TOTAL FINANCIALS			96,152,019
HEALTH CARE - 0.5%
Health Care Providers & Services - 0.5%
Community Health Systems, Inc.:
Tranche D, term loan 4.25% 1/27/21 (j)		2,100,608	2,105,860
Tranche E, term loan 3.4776% 1/25/17 (j)		788,123	789,108
ESH Hospitality, Inc. Tranche B, term loan 5% 6/24/19 (j)		11,310,000	11,437,238
Skilled Healthcare Group, Inc. term loan 7% 4/9/16 (j)		7,040,067	7,022,467
			21,354,673
INDUSTRIALS - 0.4%
Commercial Services & Supplies - 0.1%
Lineage Logistics Holdings, LLC. Tranche B, term loan 4.5% 4/7/21 (j)		3,990,000	3,950,100
Bank Loan Obligations - continued
		Principal Amount (e)	Value
INDUSTRIALS - continued
Construction & Engineering - 0.3%
Drumm Investors LLC Tranche B, term loan 6.75% 5/4/18 (j)		$ 11,686,667	$ 11,672,059
TOTAL INDUSTRIALS			15,622,159
TELECOMMUNICATION SERVICES - 0.6%
Wireless Telecommunication Services - 0.6%
Crown Castle Operating Co.:
Tranche A, term loan 1.905% 1/31/19 (j)		4,553,273	4,519,123
Tranche B 2LN, term loan 3% 1/31/21 (j)		9,121,019	9,121,019
SBA Senior Finance II, LLC term loan 3.25% 3/24/21 (j)		11,565,000	11,420,438
			25,060,580
UTILITIES - 0.7%
Electric Utilities - 0.4%
Bayonne Energy Center, LLC Tranche B, term loan 6/30/21 (l)		1,555,000	1,564,719
EquiPower Resources Holdings LLC:
Tranche B 1LN, term loan 4.25% 12/21/18 (j)		4,974,619	4,987,056
Tranche C, term loan 4.25% 12/31/19 (j)		1,148,814	1,151,686
Essential Power LLC Tranche B, term loan 4.75% 8/8/19 (j)		3,397,816	3,414,806
La Frontera Generation, LLC Tranche B, term loan 4.5% 9/30/20 (j)		6,634,947	6,660,160
			17,778,427
Independent Power Producers & Energy Traders - 0.3%
Calpine Corp. Tranche B 4LN, term loan 4% 10/31/20 (j)		1,990,000	1,990,000
Tempus Public Foundation Generation Holdings LLC Tranche B, term loan 4.75% 12/31/17 (j)		9,904,975	9,533,538
			11,523,538
TOTAL UTILITIES			29,301,965
TOTAL BANK LOAN OBLIGATIONS (Cost $323,405,617)			323,571,350
Preferred Securities - 0.0%
		Principal Amount (e)	Value
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (h)		$ 500,000	$ 25,000
Crest Dartmouth Street 2003 1 Ltd. Series 2003-1A Class PS, 6/28/38 (h)		1,220,000	905,362
			930,362
TOTAL PREFERRED SECURITIES (Cost $1,297,346)			930,362
Money Market Funds - 7.2%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	276,650,517	276,650,517
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	25,440,125	25,440,125
TOTAL MONEY MARKET FUNDS (Cost $302,090,642)		302,090,642
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $3,919,805,033)		4,188,693,860
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(14,717,180)
NET ASSETS - 100%		$ 4,173,976,680
Currency Abbreviations
CAD	-	Canadian dollar
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Amount is stated in United States dollars unless otherwise noted.
(f) Security or a portion of the security is on loan at period end.
(g) Affiliated company

(h) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $610,513,249 or 14.6% of net assets.

(i) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(j) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(k) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.
(l) The coupon rate will be determined upon settlement of the loan after period end.

(m) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,596,772 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
ACGS Series 2004-1 Class P, 7.4605% 8/1/19	2/17/11	$ 1,556,705
Fannie Mae REMIC Trust Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41	5/21/03	$ 98,189
Fannie Mae REMIC Trust Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 4.5664% 12/25/42	3/25/03	$ 109,726
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 3.905% 6/25/35	6/3/05	$ 187,271
Stanley Martin Communities LLC Class B	8/3/05 - 3/1/07	$ 4,244,574
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 269,973
Fidelity Securities Lending Cash Central Fund	69,287
Total	$ 339,260
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Acadia Realty Trust (SBI)	$ 67,194,255	$ 23,354,610	$ -	$ 2,449,846	$ 98,809,206
Arbor Realty Trust, Inc.	21,107,288	1,885,885	-	1,477,398	21,697,653
Arbor Realty Trust, Inc. 7.375%	-	8,259,665	-	154,098	8,162,637
Arbor Realty Trust, Inc. Series A, 8.25%	4,748,025	-	-	389,996	4,727,225
Arbor Realty Trust, Inc. Series B, 7.75%	5,901,600	-	-	493,422	5,882,400
Arbor Realty Trust, Inc. Series C, 8.50%	-	2,500,000	-	55,490	2,525,000
Terreno Realty Corp.	22,091,704	4,979,683	-	529,220	-
Terreno Realty Corp. Series A, 7.75%	5,523,887	-	-	414,024	-
Total	$ 126,566,759	$ 40,979,843	$ -	$ 5,963,494	$ 141,804,121
Other Information

The following is a summary of the inputs used, as of July 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 10,655,683	$ 3,727,392	$ -	$ 6,928,291
Financials	2,025,032,649	1,995,068,514	27,354,361	2,609,774
Materials	10,541,237	10,541,237	-	-
Corporate Bonds	871,661,140	-	871,160,983	500,157
Asset-Backed Securities	90,148,525	-	81,964,524	8,184,001
Collateralized Mortgage Obligations	10,743,846	-	10,017,369	726,477
Commercial Mortgage Securities	543,318,426	-	532,005,572	11,312,854
Bank Loan Obligations	323,571,350	-	276,160,668	47,410,682
Preferred Securities	930,362	-	-	930,362
Money Market Funds	302,090,642	302,090,642	-	-
Total Investments in Securities:	$ 4,188,693,860	$ 2,311,427,785	$ 1,798,663,477	$ 78,602,598
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Bank Loan Obligations
Beginning Balance	$ 105,573,756
Net Realized Gain (Loss) on Investment Securities	289,125
Net Unrealized Gain (Loss) on Investment Securities	(866,510)
Cost of Purchases	-
Proceeds of Sales	(58,246,664)
Amortization/Accretion	140,775
Transfers into Level 3	520,200
Transfers out of Level 3	-
Ending Balance	$ 47,410,682
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2014	$ (413,512)
Other Investments in Securities
Beginning Balance	$ 53,636,499
Net Realized Gain (Loss) on Investment Securities	(4,200,658)
Net Unrealized Gain (Loss) on Investment Securities	9,034,288
Cost of Purchases	169,932
Proceeds of Sales	(23,014,379)
Amortization/Accretion	1,379,987
Transfers into Level 3	-
Transfers out of Level 3	(5,813,753)
Ending Balance	$ 31,191,916
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2014	$ 4,647,489

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (Unaudited):
U.S. Government and U.S. Government Agency Obligations	0.4%
AAA,AA,A	4.6%
BBB	11.3%
BB	9.1%
B	11.4%
CCC,CC,C	1.0%
D	0.0%
Not Rated	6.4%
Equities	49.0%
Short-Term Investments and Net Other Assets	6.8%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2014

Assets
Investment in securities, at value (including securities loaned of $24,482,448) - See accompanying schedule: Unaffiliated issuers (cost $3,496,917,698)	$ 3,744,799,097
Fidelity Central Funds (cost $302,090,642)	302,090,642
Other affiliated issuers (cost $120,796,693)	141,804,121
Total Investments (cost $3,919,805,033)		$ 4,188,693,860
Cash		2,277,247
Receivable for investments sold		10,882,971
Receivable for fund shares sold		6,965,247
Dividends receivable		2,319,908
Interest receivable		17,945,180
Distributions receivable from Fidelity Central Funds		33,222
Receivable from investment adviser for expense reductions		931
Other receivables		14,103
Total assets		4,229,132,669

Liabilities
Payable for investments purchased Regular delivery	$ 19,236,871
Delayed delivery	2,505,000
Payable for fund shares redeemed	4,769,953
Accrued management fee	1,934,696
Distribution and service plan fees payable	305,492
Other affiliated payables	869,606
Other payables and accrued expenses	94,246
Collateral on securities loaned, at value	25,440,125
Total liabilities		55,155,989

Net Assets		$ 4,173,976,680
Net Assets consist of:
Paid in capital		$ 3,809,242,280
Undistributed net investment income		34,654,174
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		61,167,863
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		268,912,363
Net Assets		$ 4,173,976,680

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($442,271,076 ÷ 37,302,014 shares)	$ 11.86

Maximum offering price per share (100/96.00 of $11.86)	$ 12.35
Class T: Net Asset Value and redemption price per share ($48,163,837 ÷ 4,060,118 shares)	$ 11.86

Maximum offering price per share (100/96.00 of $11.86)	$ 12.35
Class C: Net Asset Value and offering price per share ($246,305,622 ÷ 20,927,526 shares)A	$ 11.77

Real Estate Income: Net Asset Value, offering price and redemption price per share ($2,627,381,994 ÷ 220,647,573 shares)	$ 11.91

Institutional Class: Net Asset Value, offering price and redemption price per share ($809,854,151 ÷ 68,165,791 shares)	$ 11.88

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2014

Investment Income
Dividends (including $5,963,494 earned from other affiliated issuers)		$ 90,314,113
Interest		114,777,571
Income from Fidelity Central Funds		339,260
Total income		205,430,944

Expenses
Management fee	$ 21,222,992
Transfer agent fees	8,548,801
Distribution and service plan fees	3,173,091
Accounting and security lending fees	1,324,787
Custodian fees and expenses	58,383
Independent trustees' compensation	15,901
Registration fees	199,090
Audit	172,246
Legal	12,720
Miscellaneous	35,095
Total expenses before reductions	34,763,106
Expense reductions	(73,686)	34,689,420
Net investment income (loss)		170,741,524
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	105,441,630
Other affiliated issuers	442,084
Foreign currency transactions	662
Total net realized gain (loss)		105,884,376
Change in net unrealized appreciation (depreciation) on: Investment securities	30,350,617
Assets and liabilities in foreign currencies	(1,671)
Total change in net unrealized appreciation (depreciation)		30,348,946
Net gain (loss)		136,233,322
Net increase (decrease) in net assets resulting from operations		$ 306,974,846

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2014	Year ended July 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 170,741,524	$ 172,485,619
Net realized gain (loss)	105,884,376	73,494,885
Change in net unrealized appreciation (depreciation)	30,348,946	61,789,333
Net increase (decrease) in net assets resulting from operations	306,974,846	307,769,837
Distributions to shareholders from net investment income	(172,155,251)	(159,910,438)
Distributions to shareholders from net realized gain	(78,297,244)	(51,534,162)
Total distributions	(250,452,495)	(211,444,600)
Share transactions - net increase (decrease)	(6,051,637)	1,340,100,515
Redemption fees	438,384	782,946
Total increase (decrease) in net assets	50,909,098	1,437,208,698

Net Assets
Beginning of period	4,123,067,582	2,685,858,884
End of period (including undistributed net investment income of $34,654,174 and undistributed net investment income of $39,267,501, respectively)	$ 4,173,976,680	$ 4,123,067,582

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2014	2013	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.67	$ 11.26	$ 10.73	$ 9.94	$ 9.95
Income from Investment Operations
Net investment income (loss) E	.49	.54	.52	.53	.18
Net realized and unrealized gain (loss)	.44	.60	.61	.76	(.04)
Total from investment operations	.93	1.14	1.13	1.29	.14
Distributions from net investment income	(.50)	(.53)	(.51)	(.50)	(.15)
Distributions from net realized gain	(.24)	(.20)	(.10)	-	-
Total distributions	(.74)	(.73)	(.60) K	(.50)	(.15)
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 11.86	$ 11.67	$ 11.26	$ 10.73	$ 9.94
Total ReturnB, C, D	8.49%	10.45%	11.24%	13.27%	1.46%
Ratios to Average Net Assets F, I
Expenses before reductions	1.06%	1.08%	1.12%	1.13%	1.09%A
Expenses net of fee waivers, if any	1.05%	1.08%	1.12%	1.13%	1.09%A
Expenses net of all reductions	1.05%	1.07%	1.11%	1.12%	1.09%A
Net investment income (loss)	4.28%	4.62%	4.89%	5.00%	6.23%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 442,271	$ 378,269	$ 137,352	$ 60,283	$ 3,830
Portfolio turnover rateG	29%	26%	27%	25%	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.60 per share is comprised of distributions from net investment income of $.505 and distributions from net realized gain of $.097 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2014	2013	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.67	$ 11.26	$ 10.72	$ 9.94	$ 9.95
Income from Investment Operations
Net investment income (loss) E	.49	.54	.52	.52	.17
Net realized and unrealized gain (loss)	.43	.60	.62	.76	(.03)
Total from investment operations	.92	1.14	1.14	1.28	.14
Distributions from net investment income	(.50)	(.53)	(.50)	(.50)	(.15)
Distributions from net realized gain	(.24)	(.20)	(.10)	-	-
Total distributions	(.73)K	(.73)	(.60)	(.50)	(.15)
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 11.86	$ 11.67	$ 11.26	$ 10.72	$ 9.94
Total ReturnB, C, D	8.44%	10.42%	11.33%	13.11%	1.45%
Ratios to Average Net Assets F, I
Expenses before reductions	1.08%	1.08%	1.11%	1.16%	1.17%A
Expenses net of fee waivers, if any	1.08%	1.08%	1.11%	1.16%	1.17%A
Expenses net of all reductions	1.07%	1.08%	1.11%	1.16%	1.17%A
Net investment income (loss)	4.26%	4.61%	4.90%	4.96%	5.92%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 48,164	$ 46,198	$ 26,143	$ 7,626	$ 862
Portfolio turnover rateG	29%	26%	27%	25%	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.73 per share is comprised of distributions from net investment income of $.496 and distributions from net realized gain of $.236 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2014	2013	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.59	$ 11.20	$ 10.67	$ 9.93	$ 9.95
Income from Investment Operations
Net investment income (loss) E	.40	.45	.44	.45	.15
Net realized and unrealized gain (loss)	.43	.60	.62	.74	(.03)
Total from investment operations	.83	1.05	1.06	1.19	.12
Distributions from net investment income	(.42)	(.46)	(.43)	(.45)	(.14)
Distributions from net realized gain	(.24)	(.20)	(.10)	-	-
Total distributions	(.65) K	(.66)	(.53)	(.45)	(.14)
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 11.77	$ 11.59	$ 11.20	$ 10.67	$ 9.93
Total ReturnB, C, D	7.66%	9.66%	10.49%	12.25%	1.29%
Ratios to Average Net Assets F, I
Expenses before reductions	1.79%	1.81%	1.87%	1.89%	1.86%A
Expenses net of fee waivers, if any	1.79%	1.81%	1.87%	1.89%	1.86%A
Expenses net of all reductions	1.79%	1.81%	1.87%	1.89%	1.86%A
Net investment income (loss)	3.54%	3.88%	4.14%	4.23%	5.21%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 246,306	$ 204,012	$ 52,780	$ 21,555	$ 836
Portfolio turnover rateG	29%	26%	27%	25%	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.65 per share is comprised of distributions from net investment income of $.417 and distributions from net realized gain of $.236 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Real Estate Income

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 11.71	$ 11.29	$ 10.75	$ 9.95	$ 8.21
Income from Investment Operations
Net investment income (loss) B	.52	.57	.54	.55	.53
Net realized and unrealized gain (loss)	.44	.60	.62	.76	1.73
Total from investment operations	.96	1.17	1.16	1.31	2.26
Distributions from net investment income	(.53)	(.55)	(.52)	(.51)	(.52)
Distributions from net realized gain	(.24)	(.20)	(.10)	-	-
Total distributions	(.76) G	(.75)	(.62)	(.51)	(.52)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 11.91	$ 11.71	$ 11.29	$ 10.75	$ 9.95
Total ReturnA	8.78%	10.71%	11.50%	13.41%	28.29%
Ratios to Average Net Assets C, E
Expenses before reductions	.83%	.84%	.90%	.92%	.97%
Expenses net of fee waivers, if any	.83%	.84%	.89%	.92%	.96%
Expenses net of all reductions	.83%	.84%	.89%	.92%	.96%
Net investment income (loss)	4.50%	4.85%	5.12%	5.21%	5.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,627,382	$ 2,884,545	$ 2,252,149	$ 1,660,063	$ 1,030,393
Portfolio turnover rateD	29%	26%	27%	25%	28%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.76 per share is comprised of distributions from net investment income of $.525 and distributions from net realized gain of $.236 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2014	2013	2012	2011	2010 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.69	$ 11.28	$ 10.74	$ 9.95	$ 9.95
Income from Investment Operations
Net investment income (loss) D	.52	.57	.55	.55	.19
Net realized and unrealized gain (loss)	.44	.60	.62	.76	(.04)
Total from investment operations	.96	1.17	1.17	1.31	.15
Distributions from net investment income	(.53)	(.56)	(.53)	(.52)	(.15)
Distributions from net realized gain	(.24)	(.20)	(.10)	-	-
Total distributions	(.77)	(.76)	(.63)	(.52)	(.15)
Redemption fees added to paid in capital D, I	-	-	-	-	-
Net asset value, end of period	$ 11.88	$ 11.69	$ 11.28	$ 10.74	$ 9.95
Total ReturnB, C	8.76%	10.72%	11.62%	13.44%	1.58%
Ratios to Average Net Assets E, H
Expenses before reductions	.78%	.80%	.84%	.89%	.85%A
Expenses net of fee waivers, if any	.78%	.80%	.84%	.89%	.85%A
Expenses net of all reductions	.78%	.80%	.84%	.89%	.85%A
Net investment income (loss)	4.55%	4.89%	5.17%	5.24%	6.70%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 809,854	$ 610,045	$ 217,435	$ 43,282	$ 2,930
Portfolio turnover rateF	29%	26%	27%	25%	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2014

1. Organization.

Fidelity Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Real Estate Income and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations and commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Asset Type	Fair Value at 07/31/14	Valuation Technique(s)	Unobservable Input	Amount or Range/ Weighted Average	Impact to Valuation from an Increase in Input*
Asset-Backed Securities	$ 7,282,217	Discounted cash flow	Yield	3.0% - 10.4% / 4.5%	Decrease
		Expected distribution	Recovery rate	0.0%	Increase
Bank Loan Obligations	$46,898,132	Discounted cash flow	Yield	2.1% - 10.5% / 6.1%	Decrease
Collateralized Mortgage Obligations	$ 726,477	Discounted cash flow	Yield	4.1% - 40.0% / 11.1%	Decrease
Commercial Mortgage Securities	$ 6,929,493	Discounted cash flow	Yield	2.1% - 10.4% / 2.1%	Decrease
		Market comparable	Spread	13.0%	Decrease
Common Stocks	$ 6,928,291	Adjusted book value	Book value multiple	1.3	Increase
Corporate Bonds	$ 500,157	Discounted cash flow	Discount rate	20.0%	Decrease
		Expected distribution	Recovery rate	0.0%	Increase
Preferred Securities	$ 905,362	Discounted cash flow	Yield	13.0%	Decrease

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2014, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. For certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), changes in estimated cash flows are periodically evaluated and the estimated yield is adjusted on a prospective basis, resulting in increases or decreases to Interest Income in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, equity-debt classifications and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 331,991,084
Gross unrealized depreciation	(67,454,992)
Net unrealized appreciation (depreciation) on securities	$ 264,536,092

Tax Cost	$ 3,924,157,768

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 39,196,788
Undistributed long-term capital gain	$ 61,346,649
Net unrealized appreciation (depreciation) on securities and other investments	$ 264,559,628

The tax character of distributions paid was as follows:

	July 31, 2014	July 31, 2013
Ordinary Income	$ 185,363,562	$ 170,384,735
Long-term Capital Gains	65,088,933	41,059,865
Total	$ 250,452,495	$ 211,444,600

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,052,015,263 and $1,138,541,279, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 967,235	$ 25,663
Class T	-%	.25%	108,744	40
Class C	.75%	.25%	2,097,112	927,749
			$ 3,173,091	$ 953,452

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T and Class C redemptions. The deferred sales charges range from 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 109,599
Class T	12,563
Class C*	74,180
$ 196,342

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 805,109.21
Class T	99,408.23
Class C	404,930.19
Real Estate Income	6,054,879.23
Institutional Class	1,184,475.19
	$ 8,548,801

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $26,723 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,555 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income

Annual Report

7. Security Lending - continued

earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $69,287, including $155 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $51,646 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,517.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $20,523.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2014	2013
From net investment income
Class A	$ 16,638,771	$ 10,238,777
Class T	1,842,576	1,523,114
Class C	7,530,932	4,241,554
Real Estate Income	117,401,887	126,726,805
Institutional Class	28,741,085	17,180,188
Total	$ 172,155,251	$ 159,910,438
From net realized gain
Class A	$ 7,591,572	$ 2,837,075
Class T	874,881	506,062
Class C	4,152,718	1,181,312
Real Estate Income	53,508,422	42,729,814
Institutional Class	12,169,651	4,279,899
Total	$ 78,297,244	$ 51,534,162

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
Class A
Shares sold	18,815,698	25,244,691	$ 217,399,754	$ 296,851,509
Reinvestment of distributions	1,805,230	900,102	20,178,624	10,299,964
Shares redeemed	(15,738,034)	(5,925,325)	(180,458,692)	(69,436,144)
Net increase (decrease)	4,882,894	20,219,468	$ 57,119,686	$ 237,715,329
Class T
Shares sold	1,270,924	2,730,063	$ 14,645,845	$ 31,978,463
Reinvestment of distributions	211,146	132,742	2,357,016	1,515,681
Shares redeemed	(1,380,258)	(1,226,451)	(15,703,373)	(14,137,454)
Net increase (decrease)	101,812	1,636,354	$ 1,299,488	$ 19,356,690
Class C
Shares sold	9,015,535	14,157,408	$ 103,482,191	$ 165,598,758
Reinvestment of distributions	813,525	375,304	9,012,478	4,279,651
Shares redeemed	(6,508,928)	(1,637,958)	(73,908,752)	(19,029,492)
Net increase (decrease)	3,320,132	12,894,754	$ 38,585,917	$ 150,848,917
Real Estate Income
Shares sold	61,717,695	123,727,906	$ 711,894,953	$ 1,450,014,694
Reinvestment of distributions	13,609,464	13,299,047	152,306,330	151,923,311
Shares redeemed	(100,931,769)	(90,180,888)	(1,156,054,958)	(1,057,830,249)
Net increase (decrease)	(25,604,610)	46,846,065	$ (291,853,675)	$ 544,107,756
Institutional Class
Shares sold	40,192,476	42,960,747	$ 465,679,843	$ 506,030,603
Reinvestment of distributions	2,412,058	1,337,082	27,006,597	15,315,413
Shares redeemed	(26,626,486)	(11,392,454)	(303,889,493)	(133,274,193)
Net increase (decrease)	15,978,048	32,905,375	$ 188,796,947	$ 388,071,823

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Real Estate Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Income Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Real Estate Income Fund as of July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 19, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 173 funds. Mr. Curvey oversees 397 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), a Director of FMR Co., Inc. (2007-2014) and was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Real Estate Income Fund voted to pay to shareholders of record at the opening of business, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	09/08/14	09/05/14	$0.133	$0.182

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2014, $93,876,025, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Real Estate Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Real Estate Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(U.K.) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

(Fidelity Investment logo)(registered trademark)

REII-UANN-0914
1.907540.104

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Real Estate Income
Fund - Class A, Class T, and Class C

Annual Report

July 31, 2014

(Fidelity Cover Art)

Class A, Class T, and
Class C are classes of Fidelity® Real Estate Income Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2014	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge) A	4.15%	13.19%	6.69%
Class T (incl. 4.00% sales charge) B	4.11%	13.16%	6.68%
Class C (incl. contingent deferred sales charge)C	6.66%	13.38%	6.78%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on April 14, 2010. Returns prior to April 14, 2010 are those of Fidelity® Real Estate Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to April 14, 2010 would have been lower.

B Class T shares bear a 0.25% 12b-1 fee. The initial offering of Class T shares took place on April 14, 2010. Returns prior to April 14, 2010 are those of Fidelity® Real Estate Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to April 14, 2010 would have been lower.

C Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on April 14, 2010. Returns prior to April 14, 2010 are those of Fidelity Real Estate Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to April 14, 2010 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Real Estate Income Fund - Class A on July 31, 2004, and the current 4.00% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. See footnote A on the previous page for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The fundamental backdrop for commercial real estate remained solid throughout the 12 months ending July 31, 2014. Continued favorable demand across most sectors and geographic markets, along with limited new construction, led to rising occupancies. In turn, this led to gently rising rents and cash flow for real estate owners, including real estate investment trusts (REITs). Investors' continued search for yield in a low-interest-rate environment - rates ended the 12-month period roughly at their starting point - helped further boost the performance of multiple types of real estate securities. For the full 12 months, REIT stocks, as measured by the FTSE® NAREIT® All REITs Index, gained 12.90%, with the vast majority of that increase coming in the second half of the period. The MSCI REIT Preferred Index, which reflects the performance of real estate preferred stocks, added 9.62%. On the fixed-income side, The BofA Merrill LynchSM US Real Estate Index - a market-capitalization-weighted measure of investment-grade corporate debt in the domestic real estate sector - advanced 6.67%, benefiting partly from narrowing credit spreads that helped compensate for rising interest rates in the first half of the 12-month period. In comparison, the S&P 500® Index, a proxy for the broad U.S. stock market, was up 16.94%.

Comments from Mark Snyderman, Portfolio Manager of Fidelity Advisor® Real Estate Income Fund: For the year, the fund's Class A, Class T and Class C shares returned 8.49%, 8.44% and 7.66%, respectively (excluding sales charges), which I consider good absolute returns for a 12-month period. In comparison, however, the Fidelity Real Estate Income Composite IndexSM - a 40/40/20 blend of the MSCI REIT Preferred Index, The BofA Merrill LynchSM US Real Estate Index and the FTSE® NAREIT® All REITs Index, respectively - added 9.17%. Most of the categories in which the fund invests did well. The fund's REIT common stock holdings essentially matched the 13% gain in the FTSE® NAREIT® index. Its preferred stocks added about 11%, outpacing the MSCI preferred stock index. On the portfolio's fixed-income side, the fund did particularly well with its commercial mortgage backed securities investments, which rose roughly 11%, compared with approximately 7% for the BofA Merrill Lynch real estate bond index. The fund's high-yield real estate bond picks modestly outpaced this measure, while its investment-grade bonds lagged. Meanwhile, the fund was hampered by a cash position of 8%, on average. I like to hold enough cash to take advantage of attractive buying opportunities when others must sell; unfortunately, the size of the portfolio's stake here was a drag on results in a rising market during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 to July 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period* February 1, 2014 to July 31, 2014
Class A	1.05%
Actual		$ 1,000.00	$ 1,065.30	$ 5.38
HypotheticalA		$ 1,000.00	$ 1,019.59	$ 5.26
Class T	1.08%
Actual		$ 1,000.00	$ 1,065.10	$ 5.53
HypotheticalA		$ 1,000.00	$ 1,019.44	$ 5.41
Class C	1.79%
Actual		$ 1,000.00	$ 1,061.70	$ 9.15
HypotheticalA		$ 1,000.00	$ 1,015.92	$ 8.95
Real Estate Income	.83%
Actual		$ 1,000.00	$ 1,066.80	$ 4.25
HypotheticalA		$ 1,000.00	$ 1,020.68	$ 4.16
Institutional Class	.78%
Actual		$ 1,000.00	$ 1,066.30	$ 4.00
HypotheticalA		$ 1,000.00	$ 1,020.93	$ 3.91

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
MFA Financial, Inc.	3.2	3.0
Equity Lifestyle Properties, Inc.	2.7	2.7
Acadia Realty Trust (SBI)	2.4	2.2
Ventas, Inc.	1.6	1.7
Lexington Corporate Properties Trust	1.1	1.0
	11.0
Top 5 Bonds as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Realogy Group LLC Tranche B, term loan 3.75% 3/5/20	0.9	0.8
Standard Pacific Corp. 8.375% 5/15/18	0.8	0.9
Annaly Capital Management, Inc. 5% 5/15/15	0.8	0.9
Hilton Worldwide Finance, LLC Tranche B, term loan 3.5% 10/25/20	0.7	0.3
iStar Financial, Inc. 5.875% 3/15/16	0.7	1.0
	3.9
Top Five REIT Sectors as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Mortgage	17.3	16.0
REITs - Management/Investment	9.0	8.9
REITs - Health Care Facilities	6.9	6.1
REITs - Shopping Centers	6.3	6.1
REITs - Apartments	4.9	5.0
Asset Allocation (% of fund's net assets)
As of July 31, 2014*		As of January 31, 2014**
	Common Stocks 31.4%		Common Stocks 31.6%
	Preferred Stocks 16.7%		Preferred Stocks 14.5%
	Bonds 32.8%		Bonds 34.3%
	Convertible Securities 4.5%		Convertible Securities 4.0%
	Other Investments 7.8%		Other Investments 8.6%
	Short-Term Investments and Net Other Assets (Liabilities) 6.8%		Short-Term Investments and Net Other Assets (Liabilities) 7.0%
* Foreign investments	2.6%	** Foreign investments	3.2%

Annual Report

Investments July 31, 2014

Showing Percentage of Net Assets

Common Stocks - 31.4%
	Shares	Value
CONSUMER DISCRETIONARY - 0.2%
Household Durables - 0.2%
Stanley Martin Communities LLC Class B (a)(m)	4,620	$ 6,928,291
Media - 0.0%
New Media Investment Group, Inc.	2	30
TOTAL CONSUMER DISCRETIONARY		6,928,321
FINANCIALS - 31.0%
Capital Markets - 0.5%
Ellington Financial LLC	950,100	22,517,370
Real Estate Investment Trusts - 29.8%
Acadia Realty Trust (SBI) (g)	3,500,149	98,809,206
AG Mortgage Investment Trust, Inc.	781,700	14,336,378
American Tower Corp.	184,300	17,396,077
Annaly Capital Management, Inc.	826,600	9,175,260
Anworth Mortgage Asset Corp.	1,572,210	7,986,827
Apartment Investment & Management Co. Class A	1,268,100	43,343,658
Arbor Realty Trust, Inc. (g)	3,068,975	21,697,653
Associated Estates Realty Corp.	224,208	3,961,755
AvalonBay Communities, Inc.	191,400	28,342,512
BioMed Realty Trust, Inc.	1,058,200	22,751,300
Blackstone Mortgage Trust, Inc.	75,200	2,140,944
Boardwalk (REIT)	126,200	7,511,698
Canadian (REIT)	131,600	5,524,219
CBL & Associates Properties, Inc.	2,202,873	41,193,725
Cedar Shopping Centers, Inc.	1,208,910	7,616,133
Chambers Street Properties	1,457,593	11,340,074
Chartwell Retirement Residence	459,700	4,553,364
Chartwell Retirement Residence (a)(h)	78,500	777,548
CYS Investments, Inc.	2,094,739	18,601,282
Douglas Emmett, Inc.	689,600	19,646,704
Dynex Capital, Inc.	1,989,943	16,516,527
EastGroup Properties, Inc.	101,500	6,329,540
Ellington Residential Mortgage REIT	260,000	4,238,000
Equity Lifestyle Properties, Inc.	2,511,560	111,236,992
Equity Residential (SBI)	306,700	19,828,155
Excel Trust, Inc.	1,742,628	22,567,033
Extra Space Storage, Inc.	155,200	8,028,496
First Potomac Realty Trust	1,381,615	18,223,502
Five Oaks Investment Corp.	400,000	4,424,000
H&R REIT/H&R Finance Trust	375,100	7,957,136
Hatteras Financial Corp.	685,100	13,119,665
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Highwoods Properties, Inc. (SBI)	139,400	$ 5,864,558
Lexington Corporate Properties Trust	4,174,382	45,667,739
Liberty Property Trust (SBI)	192,300	6,763,191
LTC Properties, Inc.	452,913	17,360,155
MFA Financial, Inc.	16,292,993	132,624,945
Mid-America Apartment Communities, Inc.	612,400	42,819,008
Monmouth Real Estate Investment Corp. Class A (f)	1,197,173	12,306,938
National Retail Properties, Inc.	232,200	8,259,354
Newcastle Investment Corp.	4,850,400	21,681,288
NorthStar Realty Finance Corp.	377,400	6,076,140
Piedmont Office Realty Trust, Inc. Class A	850,200	16,536,390
Potlatch Corp.	40,500	1,672,650
Prologis, Inc.	499,487	20,384,064
Redwood Trust, Inc. (f)	555,100	10,535,798
Select Income (REIT)	456,300	12,662,325
Senior Housing Properties Trust (SBI)	1,562,300	35,714,178
Simon Property Group, Inc.	171,600	28,861,404
Stag Industrial, Inc.	321,769	7,349,204
Terreno Realty Corp.	1,484,064	27,751,997
Two Harbors Investment Corp.	1,721,280	17,608,694
Ventas, Inc.	1,025,546	65,122,171
Washington Prime Group, Inc. (a)	442,350	8,355,992
Washington REIT (SBI)	426,700	11,572,104
Weyerhaeuser Co. (f)	741,400	23,220,648
WP Carey, Inc.	597,900	39,299,967
		1,245,246,265
Real Estate Management & Development - 0.7%
Brookfield Asset Management, Inc. Class A	257,600	11,491,415
Kennedy-Wilson Holdings, Inc.	664,021	15,538,091
		27,029,506
TOTAL FINANCIALS		1,294,793,141
Common Stocks - continued
	Shares	Value
MATERIALS - 0.2%
Paper & Forest Products - 0.2%
West Fraser Timber Co. Ltd.	231,400	$ 10,541,237
TOTAL COMMON STOCKS (Cost $1,148,245,642)		1,312,262,699
Preferred Stocks - 17.6%

Convertible Preferred Stocks - 0.9%
FINANCIALS - 0.9%
Real Estate Investment Trusts - 0.9%
Alexandria Real Estate Equities, Inc. Series D 7.00%	195,000	5,313,750
Excel Trust, Inc. 7.00% (h)	248,200	6,515,250
Health Care REIT, Inc. Series I, 6.50%	46,800	2,737,800
Lexington Corporate Properties Trust Series C, 6.50%	396,880	18,712,892
Ramco-Gershenson Properties Trust (SBI) Series D, 7.25%	40,000	2,451,600
Weyerhaeuser Co. Series A, 6.375%	20,000	1,080,624
		36,811,916
Nonconvertible Preferred Stocks - 16.7%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Red Lion Hotels Capital Trust 9.50%	143,030	3,727,362
FINANCIALS - 16.6%
Capital Markets - 0.1%
Arlington Asset Investment Corp. 6.625%	182,517	4,409,611
Real Estate Investment Trusts - 16.3%
AG Mortgage Investment Trust, Inc. 8.00%	461,387	11,082,516
Alexandria Real Estate Equities, Inc. Series E, 6.45%	145,913	3,687,222
American Capital Agency Corp.:
8.00%	200,000	5,170,000
Series B, 7.75%	360,200	8,785,278
American Capital Mortgage Investment Corp. Series A, 8.125%	248,636	6,243,250
American Home Mortgage Investment Corp.:
Series A, 9.375% (a)	120,300	12
Series B, 9.25% (a)	124,100	12
American Homes 4 Rent:
Series A, 5.00%	224,979	5,579,479
Series B, 5.00%	149,525	3,645,420
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
American Homes 4 Rent: - continued
Series C, 5.50%	485,000	$ 12,008,600
American Realty Capital Properties, Inc. Series F, 6.70%	300,409	6,984,509
Annaly Capital Management, Inc.:
Series A, 7.875%	134,900	3,419,715
Series C, 7.625%	162,837	3,974,851
Series D, 7.50%	310,731	7,497,939
Anworth Mortgage Asset Corp. Series A, 8.625%	309,630	7,836,735
Apollo Commercial Real Estate Finance, Inc. Series A, 8.625%	375,101	9,876,409
Apollo Residential Mortgage, Inc. Series A, 8.00%	279,276	6,758,479
Arbor Realty Trust, Inc.:
7.375% (a)(g)	330,605	8,162,637
Series A, 8.25% (g)	189,089	4,727,225
Series B, 7.75% (g)	240,000	5,882,400
Series C, 8.50% (g)	100,000	2,525,000
Armour Residential REIT, Inc. Series B, 7.875%	153,654	3,727,646
Ashford Hospitality Trust, Inc.:
Series D, 8.45%	47,000	1,200,850
Series E, 9.00%	140,751	3,814,352
Boston Properties, Inc. 5.25%	10,915	256,503
Brandywine Realty Trust Series E, 6.90%	95,000	2,512,750
Campus Crest Communities, Inc. Series A, 8.00%	248,431	6,372,255
Capstead Mortgage Corp. Series E, 7.50%	202,984	4,885,622
CBL & Associates Properties, Inc.:
Series D, 7.375%	289,876	7,261,394
Series E, 6.625%	197,063	4,812,278
Cedar Shopping Centers, Inc. Series B, 7.25%	399,750	10,185,630
CenterPoint Properties Trust Series D, 5.377%	3,575	2,609,750
Chesapeake Lodging Trust Series A, 7.75%	266,916	6,985,192
Colony Financial, Inc.:
Series A, 8.50%	282,171	7,378,772
Series B, 7.50%	80,000	1,944,800
CommonWealth REIT:
7.50%	93,300	1,893,057
Series E, 7.25%	648,952	16,846,794
Coresite Realty Corp. Series A, 7.25%	369,799	9,481,646
Corporate Office Properties Trust Series L, 7.375%	161,840	4,212,695
CubeSmart Series A, 7.75%	40,000	1,065,200
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
CYS Investments, Inc.:
Series A, 7.75%	117,824	$ 2,880,797
Series B, 7.50%	446,667	10,527,941
DDR Corp.:
Series J, 6.50%	340,721	8,575,948
Series K, 6.25%	228,888	5,594,023
Digital Realty Trust, Inc.:
Series E, 7.00%	219,819	5,585,601
Series G, 5.875%	145,444	3,217,221
Series H, 7.375%	50,000	1,277,500
Duke Realty LP Series L, 6.60%	10,666	270,383
DuPont Fabros Technology, Inc. Series B, 7.625%	381,202	9,686,343
Dynex Capital, Inc.:
Series A, 8.50%	362,932	9,073,300
Series B, 7.625%	252,120	6,048,359
Equity Lifestyle Properties, Inc. Series C, 6.75%	950,148	24,504,317
Essex Property Trust, Inc. Series H, 7.125%	40,000	1,068,000
Excel Trust, Inc. Series B, 8.125%	400,000	10,428,000
First Potomac Realty Trust 7.75%	415,296	10,859,990
Five Oaks Investment Corp. Series A, 8.75%	100,000	2,517,000
General Growth Properties, Inc. Series A, 6.375%	166,463	4,028,405
Gladstone Commercial Corp. Series C, 7.125%	232,238	5,996,385
Glimcher Realty Trust:
6.875%	256,115	6,472,026
Series G, 8.125%	109,192	2,759,282
Series H, 7.50%	198,527	5,360,229
Hatteras Financial Corp. Series A, 7.625%	353,288	8,372,926
Health Care REIT, Inc. Series J, 6.50%	81,600	2,098,752
Hersha Hospitality Trust:
Series B, 8.00%	162,538	4,320,260
Series C, 6.875%	50,000	1,267,000
Hospitality Properties Trust Series D, 7.125%	40,800	1,039,584
Hudson Pacific Properties, Inc. 8.375%	394,069	10,442,829
Inland Real Estate Corp. Series A, 8.125%	423,500	11,032,175
Invesco Mortgage Capital, Inc. Series A, 7.75%	123,342	3,004,611
Investors Real Estate Trust Series B, 7.95%	126,572	3,319,984
iStar Financial, Inc.:
Series E, 7.875%	188,696	4,692,870
Series F, 7.80%	393,843	9,727,922
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Kilroy Realty Corp.:
Series G, 6.875%	46,760	$ 1,212,954
Series H, 6.375%	143,296	3,540,844
Kite Realty Group Trust 8.25%	96,100	2,499,561
LaSalle Hotel Properties:
Series H, 7.50%	141,308	3,710,748
Series I, 6.375%	354,698	8,828,433
LBA Realty Fund II:
Series A, 8.75% (a)	69,000	3,122,250
Series B, 7.625%	31,240	687,280
MFA Financial, Inc.:
8.00%	538,930	13,850,501
Series B, 7.50%	592,024	14,196,736
Monmouth Real Estate Investment Corp.:
Series A, 7.625%	80,000	2,042,400
Series B, 7.875%	95,000	2,493,750
National Retail Properties, Inc.:
5.70%	376,404	8,819,146
Series D, 6.625%	222,138	5,586,771
New York Mortgage Trust, Inc. Series B, 7.75%	171,101	4,055,094
NorthStar Realty Finance Corp.:
Series B, 8.25%	225,708	5,642,700
Series C, 8.875%	275,338	7,032,133
Series D, 8.50%	207,301	5,207,401
Series E, 8.75%	313,780	7,916,669
Pebblebrook Hotel Trust:
Series A, 7.875%	412,000	10,835,600
Series B, 8.00%	185,085	4,919,559
Series C, 6.50%	178,160	4,373,828
Pennsylvania (REIT) 7.375%	100,510	2,591,148
Prologis, Inc. Series Q, 8.54%	94,446	6,133,087
PS Business Parks, Inc.:
Series R, 6.875%	116,903	3,003,238
Series S, 6.45%	39,500	977,625
Series T, 6.00%	198,004	4,702,595
Series U, 5.75%	600	13,770
RAIT Financial Trust 7.625%	216,190	5,316,112
Regency Centers Corp.:
Series 6, 6.625%	87,261	2,260,060
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Regency Centers Corp.: - continued
Series 7, 6.00%	123,000	$ 2,955,690
Resource Capital Corp. 8.625%	117,847	2,873,110
Retail Properties America, Inc. 7.00%	394,411	9,907,604
Sabra Health Care REIT, Inc. Series A, 7.125%	298,123	7,763,123
Saul Centers, Inc.:
Series A, 8.00%	38,072	989,872
Series C, 6.875%	315,478	7,886,950
Senior Housing Properties Trust 5.625%	283,543	6,544,172
Stag Industrial, Inc.:
Series A, 9.00%	280,000	7,761,600
Series B, 6.625%	80,300	1,989,031
Strategic Hotel & Resorts, Inc. Series B, 8.25%	80,000	2,044,800
Summit Hotel Properties, Inc.:
Series A, 9.25%	138,340	3,804,350
Series B, 7.875%	190,173	4,954,007
Series C, 7.125%	153,212	3,851,750
Sun Communities, Inc. Series A, 7.125%	375,000	9,626,250
Sunstone Hotel Investors, Inc. Series D, 8.00%	129,723	3,458,415
Taubman Centers, Inc. Series K, 6.25%	96,120	2,354,940
Terreno Realty Corp. Series A, 7.75%	213,690	5,528,160
UMH Properties, Inc. Series A, 8.25%	600,000	15,840,000
Urstadt Biddle Properties, Inc. Series F, 7.125%	210,000	5,344,500
Vornado Realty LP 7.875%	54,682	1,392,204
Weingarten Realty Investors (SBI) Series F, 6.50%	49,813	1,255,786
Winthrop Realty Trust 7.75%	379,600	9,774,700
		680,817,844
Real Estate Management & Development - 0.2%
Kennedy-Wilson, Inc. 7.75%	321,574	8,200,137
TOTAL FINANCIALS		693,427,592
TOTAL NONCONVERTIBLE PREFERRED STOCKS		697,154,954
TOTAL PREFERRED STOCKS (Cost $716,293,737)		733,966,870
Corporate Bonds - 20.9%
		Principal Amount (e)	Value
Convertible Bonds - 3.6%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Morgans Hotel Group Co. 2.375% 10/15/14		$ 4,510,000	$ 4,476,175
FINANCIALS - 3.5%
Consumer Finance - 0.0%
Zais Financial Partners LP 8% 11/15/16 (h)		2,000,000	2,062,714
Diversified Financial Services - 0.6%
IAS Operating Partnership LP 5% 3/15/18 (h)		25,380,000	24,877,578
Real Estate Investment Trusts - 2.8%
Annaly Capital Management, Inc. 5% 5/15/15		31,396,000	31,906,185
Apollo Commercial Real Estate Finance, Inc. 5.5% 3/15/19		3,980,000	4,223,974
Ares Commercial Real Estate Corp. 7% 12/15/15		14,700,000	15,214,500
Blackstone Mortgage Trust, Inc. 5.25% 12/1/18		5,750,000	6,156,525
Campus Crest Communities Operating Partnership LP 4.75% 10/15/18 (h)		9,000,000	8,797,500
Colony Financial, Inc.:
3.875% 1/15/21		9,910,000	10,052,456
5% 4/15/23		9,000,000	9,364,500
PennyMac Corp. 5.375% 5/1/20		6,000,000	5,950,476
RAIT Financial Trust 4% 10/1/33		11,000,000	10,518,750
Redwood Trust, Inc. 4.625% 4/15/18		8,500,000	8,755,000
Spirit Realty Capital, Inc. 3.75% 5/15/21		4,800,000	4,854,000
			115,793,866
Real Estate Management & Development - 0.1%
Forest City Enterprises, Inc. 3.625% 8/15/20		2,000,000	2,090,000
Grubb & Ellis Co. 7.95% 5/1/15 (d)(h)		5,500,000	1
			2,090,001
TOTAL FINANCIALS			144,824,159
TOTAL CONVERTIBLE BONDS			149,300,334
Nonconvertible Bonds - 17.3%
CONSUMER DISCRETIONARY - 5.3%
Hotels, Restaurants & Leisure - 0.7%
FelCor Lodging LP:
5.625% 3/1/23		2,000,000	2,000,000
6.75% 6/1/19		5,875,000	6,139,375
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 5.625% 10/15/21 (h)		$ 4,000,000	$ 4,190,000
Paris Las Vegas Holding LLC/Harrah's Las Vegas LLC/Flamingo Las Vegas Holdings, Inc. 8% 10/1/20 (h)		4,500,000	4,612,500
Playa Resorts Holding BV 8% 8/15/20 (h)		1,230,000	1,297,650
RHP Hotel Properties LP/RHP Finance Co. 5% 4/15/21		2,000,000	1,985,000
Times Square Hotel Trust 8.528% 8/1/26 (h)		8,328,905	10,443,093
			30,667,618
Household Durables - 4.6%
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 6.875% 2/15/21 (h)		10,500,000	10,237,500
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (h)		1,000,000	1,025,000
Brookfield Residential Properties, Inc. 6.5% 12/15/20 (h)		1,615,000	1,693,731
D.R. Horton, Inc.:
4.375% 9/15/22		4,175,000	4,112,375
4.75% 5/15/17		2,000,000	2,095,000
5.75% 8/15/23		2,510,000	2,648,050
KB Home:
8% 3/15/20		8,465,000	9,586,613
9.1% 9/15/17		4,985,000	5,782,600
Lennar Corp.:
4.125% 12/1/18		5,520,000	5,547,600
4.5% 6/15/19		1,830,000	1,830,000
5.6% 5/31/15		6,000,000	6,186,300
6.5% 4/15/16		4,000,000	4,250,000
6.95% 6/1/18		14,280,000	15,904,350
M/I Homes, Inc. 8.625% 11/15/18		26,055,000	27,390,319
Meritage Homes Corp.:
7% 4/1/22		7,525,000	8,221,063
7.15% 4/15/20		7,060,000	7,783,650
Ryland Group, Inc.:
6.625% 5/1/20		1,555,000	1,663,850
8.4% 5/15/17		5,420,000	6,233,000
Standard Pacific Corp.:
7% 8/15/15		4,000,000	4,170,000
8.375% 5/15/18		28,983,000	33,257,993
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Standard Pacific Corp.: - continued
10.75% 9/15/16		$ 8,415,000	$ 9,761,400
Toll Brothers Finance Corp. 5.875% 2/15/22		1,550,000	1,662,375
WCI Communities, Inc. 6.875% 8/15/21 (h)		1,845,000	1,891,125
William Lyon Homes, Inc.:
7% 8/15/22 (h)(i)		2,505,000	2,505,000
8.5% 11/15/20		15,550,000	17,143,875
			192,582,769
TOTAL CONSUMER DISCRETIONARY			223,250,387
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Ahold Lease Series 2001 A1 pass thru trust certificates 7.82% 1/2/20		759,804	852,880
FINANCIALS - 11.1%
Diversified Financial Services - 0.4%
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp. 7.75% 2/15/18 (h)		4,755,000	5,087,850
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22		3,680,000	3,751,300
6% 8/1/20		6,000,000	6,255,000
			15,094,150
Real Estate Investment Trusts - 7.4%
American Campus Communities Operating Partnership LP 4.125% 7/1/24		2,000,000	2,006,580
American Tower Corp. 3.4% 2/15/19		1,000,000	1,036,709
Camden Property Trust 5% 6/15/15		1,100,000	1,141,236
CBL & Associates LP 5.25% 12/1/23		1,000,000	1,065,829
Commercial Net Lease Realty, Inc. 6.15% 12/15/15		2,526,000	2,700,178
Crown Castle International Corp. 5.25% 1/15/23		4,000,000	4,040,000
CTR Partnership LP / CareTrust Capital Corp. 5.875% 6/1/21 (h)		2,300,000	2,305,750
CubeSmart LP 4.8% 7/15/22		2,000,000	2,137,444
DDR Corp.:
5.5% 5/1/15		4,000,000	4,134,580
7.5% 4/1/17		6,000,000	6,878,238
7.5% 7/15/18		8,756,000	10,375,028
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
DDR Corp.: - continued
7.875% 9/1/20		$ 4,637,000	$ 5,824,128
9.625% 3/15/16		3,836,000	4,356,265
DuPont Fabros Technology LP 5.875% 9/15/21		1,000,000	1,020,000
Equity One, Inc.:
5.375% 10/15/15		3,500,000	3,677,632
6.25% 1/15/17		3,000,000	3,312,594
Equity Residential 5.125% 3/15/16		7,201,000	7,694,859
HCP, Inc. 3.75% 2/1/16		10,000,000	10,430,250
Health Care Property Investors, Inc.:
5.625% 5/1/17		2,980,000	3,309,528
6% 3/1/15		1,000,000	1,030,515
6% 1/30/17		2,383,000	2,650,163
7.072% 6/8/15		1,500,000	1,579,319
Health Care REIT, Inc.:
3.625% 3/15/16		14,685,000	15,309,994
4.125% 4/1/19		2,000,000	2,150,084
6.2% 6/1/16		2,750,000	3,002,469
Healthcare Realty Trust, Inc.:
3.75% 4/15/23		4,022,000	3,924,535
5.75% 1/15/21		3,095,000	3,494,862
6.5% 1/17/17		2,875,000	3,207,048
Highwoods/Forsyth LP:
3.625% 1/15/23		1,607,000	1,580,740
5.85% 3/15/17		2,800,000	3,097,450
Hospitality Properties Trust:
5% 8/15/22		3,177,000	3,351,433
5.625% 3/15/17		915,000	996,299
HRPT Properties Trust:
5.75% 11/1/15		4,826,000	4,968,541
6.25% 8/15/16		9,675,000	10,297,228
6.25% 6/15/17		1,055,000	1,127,346
6.65% 1/15/18		4,246,000	4,616,816
iStar Financial, Inc.:
3.875% 7/1/16		2,855,000	2,876,413
4% 11/1/17		15,000,000	14,775,000
5% 7/1/19		15,000,000	14,775,000
5.85% 3/15/17		3,587,000	3,766,350
5.875% 3/15/16		27,070,000	28,423,500
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
iStar Financial, Inc.: - continued
6.05% 4/15/15		$ 14,630,000	$ 14,959,175
7.125% 2/15/18		5,725,000	6,183,000
9% 6/1/17		9,175,000	10,390,688
MPT Operating Partnership LP/MPT Finance Corp.:
6.375% 2/15/22		3,610,000	3,844,650
6.875% 5/1/21		2,000,000	2,150,000
National Retail Properties, Inc. 3.3% 4/15/23		2,000,000	1,931,756
Nationwide Health Properties, Inc. 6% 5/20/15		5,670,000	5,902,805
Omega Healthcare Investors, Inc.:
4.95% 4/1/24 (h)		2,898,000	2,979,144
6.75% 10/15/22		2,115,000	2,273,625
7.5% 2/15/20		1,000,000	1,063,750
Potlatch Corp. 7.5% 11/1/19		1,000,000	1,160,000
Prologis LP 7.625% 7/1/17		4,690,000	5,237,229
Reckson Operating Partnership LP/SL Green Realty Corp./SL Green Operating Partnership LP 7.75% 3/15/20		2,000,000	2,389,382
Senior Housing Properties Trust:
3.25% 5/1/19		2,882,000	2,911,846
4.3% 1/15/16		5,000,000	5,165,360
4.75% 5/1/24		3,988,000	4,062,923
6.75% 4/15/20		13,624,000	15,635,202
6.75% 12/15/21		8,000,000	9,316,872
United Dominion Realty Trust, Inc.:
5.25% 1/15/15		1,000,000	1,020,666
5.25% 1/15/16		4,000,000	4,236,568
			311,262,574
Real Estate Management & Development - 3.2%
BioMed Realty LP 3.85% 4/15/16		2,000,000	2,089,560
Brandywine Operating Partnership LP 7.5% 5/15/15		1,000,000	1,049,968
CBRE Group, Inc.:
5% 3/15/23		6,020,000	5,989,900
6.625% 10/15/20		1,205,000	1,263,744
Corporate Office Properties LP 3.6% 5/15/23		5,000,000	4,783,790
ERP Operating LP 5.25% 9/15/14		4,815,000	4,839,759
Excel Trust LP 4.625% 5/15/24		2,403,000	2,447,780
Forestar U.S.A. Real Estate Group 8.5% 6/1/22 (h)		10,515,000	10,935,600
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Management & Development - continued
Host Hotels & Resorts LP 5.25% 3/15/22		$ 2,000,000	$ 2,210,924
Howard Hughes Corp. 6.875% 10/1/21 (h)		9,715,000	10,225,038
Hunt Companies, Inc. 9.625% 3/1/21 (h)		4,100,000	4,305,000
Kennedy-Wilson, Inc.:
5.875% 4/1/24		2,610,000	2,616,525
8.75% 4/1/19		20,410,000	21,864,213
Mid-America Apartments LP:
3.75% 6/15/24		1,663,000	1,640,892
6.05% 9/1/16		2,500,000	2,725,500
Realogy Corp. 7.875% 2/15/19 (h)		7,085,000	7,474,675
Realogy Group LLC/Realogy Co.-Issuer Corp. 4.5% 4/15/19 (h)		4,805,000	4,660,850
Regency Centers LP:
5.25% 8/1/15		4,509,000	4,707,265
5.875% 6/15/17		400,000	447,284
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.25% 4/15/21 (h)		2,000,000	1,970,000
5.625% 3/1/24 (h)		2,270,000	2,224,600
Ventas Realty LP 1.55% 9/26/16		7,000,000	7,058,863
Ventas Realty LP/Ventas Capital Corp.:
2.7% 4/1/20		3,000,000	2,963,976
3.125% 11/30/15		13,807,000	14,222,563
4% 4/30/19		2,262,000	2,420,869
Wells Operating Partnership II LP 5.875% 4/1/18		3,000,000	3,138,420
Weyerhaeuser Real Estate Co. 5.875% 6/15/24 (h)		1,890,000	1,918,350
			132,195,908
Thrifts & Mortgage Finance - 0.1%
Ocwen Financial Corp. 6.625% 5/15/19 (h)		4,005,000	4,095,113
Wrightwood Capital LLC 1.9% 4/20/20 (d)		110,410	500,156
			4,595,269
TOTAL FINANCIALS			463,147,901
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
HEALTH CARE - 0.6%
Health Care Equipment & Supplies - 0.3%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp.:
6% 10/15/21		$ 1,370,000	$ 1,438,500
7.75% 2/15/19		10,410,000	10,930,500
			12,369,000
Health Care Providers & Services - 0.3%
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23		2,795,000	2,788,013
5.5% 2/1/21		9,070,000	9,296,750
			12,084,763
TOTAL HEALTH CARE			24,453,763
INDUSTRIALS - 0.2%
Commercial Services & Supplies - 0.1%
Iron Mountain, Inc. 5.75% 8/15/24		4,235,000	4,235,000
Industrial Conglomerates - 0.1%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 7.375% 10/1/17		3,050,000	3,255,875
TOTAL INDUSTRIALS			7,490,875
INFORMATION TECHNOLOGY - 0.1%
Internet Software & Services - 0.1%
CyrusOne LP/CyrusOne Finance Corp. 6.375% 11/15/22		3,000,000	3,165,000
TOTAL NONCONVERTIBLE BONDS			722,360,806
TOTAL CORPORATE BONDS (Cost $832,223,479)			871,661,140
Asset-Backed Securities - 2.2%

Capital Trust RE CDO Ltd.:
Series 2005-1A Class D, 1.6562% 3/20/50 (h)(j)		2,250,000	95,625
Series 2005-3A Class A2, 5.16% 6/25/35 (h)		12,158	11,915
CapitalSource Real Estate Loan Trust Series 2006-1A Class A2A, 0.4836% 1/20/37 (h)(j)		81,455	79,826
Asset-Backed Securities - continued
		Principal Amount (e)	Value
CapLease CDO Ltd. Series 2005-1A Class A, 4.926% 1/29/40 (h)		$ 910,893	$ 901,784
CBRE Realty Finance CDO LLC Series 2007-1A Class A1, 0.4821% 4/7/52 (h)(j)		686,542	665,946
Conseco Finance Securitizations Corp. Series 2002-2 Class M2, 9.163% 3/1/33 (j)		500,000	432,715
Crest Clarendon Street Ltd./Crest Clarendon Corp. Series 2002-1A Class D, 9% 12/28/35 (h)		573,683	389,875
Crest Dartmouth Street Ltd./Crest Dartmouth Street Corp. Series 2003-1A Class D, 9% 6/28/38 (h)		346,972	348,533
Deutsche Financial Capital Securitization LLC Series 1997-I Class M, 7.275% 9/15/27		7,913,633	7,729,380
Fairfield Street Solar Corp. Series 2004-1A Class E1, 3.5944% 11/28/39 (h)(j)		609,640	61
Green Tree Financial Corp.:
Series 1996-4 Class M1, 7.75% 6/15/27		1,788,179	1,774,707
Series 1997-3 Class M1, 7.53% 3/15/28		6,996,415	6,027,164
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 3.905% 6/25/35 (j)(m)		212,276	4,647
Guggenheim Structured Real Estate Funding Ltd./Guggenheim Structured Real Estate Funding LLC Series 2005-2A:
Class D, 1.705% 8/26/30 (h)(j)		89,648	88,527
Class E, 2.155% 8/26/30 (h)(j)		1,420,000	972,700
HLSS Servicer Advance Receivables Backed Notes Series 2013-T2 Class D2, 2.388% 5/16/44 (h)		3,000,000	2,998,195
Invitation Homes Trust Series 2014-SFR1 Class E, 3.4062% 6/17/31 (h)(j)		10,000,000	9,999,935
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class M2, 7.17% 4/15/40		1,012,616	494,533
Merit Securities Corp. Series 13 Class M1, 7.688% 12/28/33 (j)		1,923,000	2,043,059
Mesa West Capital CDO Ltd. Series 2007-1A:
Class A1, 0.415% 2/25/47 (h)(j)		1,617,882	1,601,703
Class A2, 0.445% 2/25/47 (h)(j)		21,240,000	20,655,900
N-Star Real Estate CDO Ltd. Series 1A Class C1B, 7.696% 8/28/38 (h)		899,989	917,989
Taberna Preferred Funding III Ltd. Series 2005-3A Class D, 2.8729% 2/5/36 (h)(j)		3,803,196	380
Wachovia Ltd./Wachovia LLC:
Series 2006-1 Class 1ML, 5.7326% 9/25/26 (h)(j)		2,000,000	1,400,000
Series 2006-1A:
Class B, 0.5926% 9/25/26 (h)(j)		2,240,259	2,199,934
Class C, 0.7626% 9/25/26 (h)(j)		7,030,000	6,868,310
Asset-Backed Securities - continued
		Principal Amount (e)	Value
Wachovia Ltd./Wachovia LLC: - continued
Series 2006-1A:
Class D, 0.8626% 9/25/26 (h)(j)		$ 2,080,000	$ 1,977,040
Class E, 0.9626% 9/25/26 (h)(j)		2,780,000	2,621,540
Class F, 1.3826% 9/25/26 (h)(j)		3,483,000	3,230,483
Class G, 1.5826% 9/25/26 (h)(j)		1,599,000	1,475,877
Class H, 1.8826% 9/25/26 (h)(j)		1,535,000	1,412,968
Class J, 2.9826% 9/25/26 (h)(j)		1,500,000	1,392,000
Class K, 3.4826% 9/25/26 (h)(j)		2,475,000	2,229,975
Class L, 4.2326% 9/25/26 (h)(j)		1,500,000	1,370,250
Wrightwood Capital Real Estate CDO Ltd. Series 2005-1A:
Class A1, 0.547% 11/21/40 (h)(j)		6,037,856	5,705,774
Class F, 2.177% 11/21/40 (h)(j)		250,000	29,275
TOTAL ASSET-BACKED SECURITIES (Cost $93,851,617)			90,148,525
Collateralized Mortgage Obligations - 0.3%

Private Sponsor - 0.3%
Countrywide Home Loans, Inc.:
Series 2002-38 Class B3, 5% 2/25/18 (h)		41,113	173
Series 2002-R2 Class 2B3, 3.664% 7/25/33 (h)(j)		181,238	53,428
Series 2003-R3 Class B2, 5.5% 11/25/33 (h)		1,086,466	131,471
Series 2004-R1 Class 1B3, 5.0042% 11/25/34 (h)(j)		38,272	2,747
FREMF Mortgage Trust:
Series 2010-K6 Class B, 5.5329% 12/25/46 (h)(j)		4,500,000	4,975,830
Series 2010-K7 Class B, 5.618% 4/25/20 (h)(j)		3,200,000	3,574,253
Merrill Lynch Mortgage Investors Trust Series 1998-C3 Class F, 6% 12/15/30 (h)		1,388,624	1,453,435
RESI Finance LP/RESI Finance DE Corp. floater Series 2003-B Class B9, 12.1025% 7/10/35 (h)(j)		155,567	172,384
Residential Funding Securities Corp. Series 2002-RM1 Class BI1, 5.5% 12/25/17 (h)		15,441	13,851
RESIX Finance Ltd. floater:
Series 2003-D Class B8, 6.6525% 12/10/35 (h)(j)		169,695	40,277
Series 2004-A Class B7, 4.4025% 2/10/36 (h)(j)		178,210	48,248
Series 2004-B Class B7, 4.1525% 2/10/36 (h)(j)		224,769	82,416
TOTAL PRIVATE SPONSOR			10,548,513
Collateralized Mortgage Obligations - continued
		Principal Amount (e)	Value
U.S. Government Agency - 0.0%
Fannie Mae REMIC Trust:
Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41 (m)		$ 113,309	$ 37,591
Series 2002-W1 subordinate REMIC pass thru certificates, Class 3B3, 3.1641% 2/25/42 (h)(j)		85,297	47,472
Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 4.5664% 12/25/42 (j)(m)		184,544	30,990
Series 2003-W10 subordinate REMIC pass thru certificates, Class 2B3, 3.095% 6/25/43 (h)(j)		125,783	52,539
Series 2003-W4 subordinate REMIC pass thru certificates, Class 2B3, 3.0288% 10/25/42 (h)(j)		51,657	26,741
TOTAL U.S. GOVERNMENT AGENCY			195,333
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $10,579,057)			10,743,846
Commercial Mortgage Securities - 13.0%

ACGS Series 2004-1 Class P, 7.4605% 8/1/19 (m)		1,607,561	1,595,253
Americold LLC Trust Series 2010-ARTA Class D, 7.443% 1/14/29 (h)		2,000,000	2,278,707
Banc of America Commercial Mortgage Trust:
Series 2005-1 Class CJ, 5.4665% 11/10/42 (j)		3,580,000	3,660,768
Series 2005-5 Class D, 5.3884% 10/10/45 (j)		4,000,000	4,046,484
Series 2005-6 Class AJ, 5.3495% 9/10/47 (j)		5,000,000	5,242,815
Banc of America Large Loan, Inc. floater Series 2005-MIB1 Class K, 2.152% 3/15/22 (h)(j)		760,684	670,139
Banc of America REMIC Trust Series 2012-CLMZ Class A, 7.652% 8/15/17 (h)(j)		4,900,000	4,908,330
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-PW11 Class AJ, 5.6047% 3/11/39 (j)		5,700,000	5,877,419
Bear Stearns Commercial Mortgage Securities Trust Series 2006-T22 Class B, 5.7569% 4/12/38 (h)(j)		2,520,000	2,677,709
Boca Hotel Portfolio Trust Series 2013-BOCA Class E, 3.902% 8/15/26 (h)(j)		2,500,000	2,502,910
CGBAM Commercial Mortgage Trust floater Series 2014-HD Class E, 3.1518% 2/15/31 (h)(j)		5,769,000	5,776,904
Citigroup Commercial Mortgage Trust Series 2013-GC15 Class D, 5.277% 9/10/46 (h)(j)		2,750,000	2,736,311
COMM Mortgage Trust:
sequential payer Series 2013-LC6 Class E, 3.5% 1/10/46 (h)		4,300,000	3,445,349
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
COMM Mortgage Trust: - continued
Series 2012-CR5 Class D, 4.4798% 12/10/45 (h)(j)		$ 2,000,000	$ 2,000,636
Series 2013-CR10 Class D, 4.958% 8/10/46 (h)(j)		2,000,000	1,956,635
Series 2013-CR12 Class D, 5.2553% 10/10/46 (h)(j)		3,000,000	2,952,387
Series 2013-CR9 Class D, 4.4022% 7/10/45 (h)(j)		4,255,000	3,991,662
Series 2013-LC6 Class D, 4.4319% 1/10/46 (h)(j)		3,870,000	3,677,173
Series 2014-UBS2 Class D, 5.1831% 3/10/47 (h)(j)		3,713,000	3,559,040
Commercial Mortgage Acceptance Corp. Series 1998-C2 Class J, 5.44% 9/15/30 (h)		2,646,159	2,558,931
Commercial Mortgage Trust pass-thru certificates:
Series 2005-C6 Class AJ, 5.209% 6/10/44 (j)		5,000,000	5,175,945
Series 2012-CR1:
Class C, 5.5464% 5/15/45 (j)		1,000,000	1,105,871
Class D, 5.5464% 5/15/45 (h)(j)		5,550,000	5,676,374
Series 2012-CR2:
Class D, 5.0196% 8/15/45 (h)(j)		4,500,000	4,670,199
Class E, 5.0196% 8/15/45 (h)(j)		6,000,000	5,986,944
Series 2012-LC4:
Class C, 5.8228% 12/10/44 (j)		2,000,000	2,235,678
Class D, 5.8228% 12/10/44 (h)(j)		8,000,000	8,410,016
Credit Suisse First Boston Mortgage Securities Corp.:
Series 1998-C1 Class F, 6% 5/17/40 (h)		1,530,094	1,669,010
Series 1998-C2 Class F, 6.75% 11/15/30 (h)		2,149,220	2,223,860
DBUBS Mortgage Trust Series 2011-LC1A:
Class E, 5.7302% 11/10/46 (h)(j)		12,490,000	13,439,265
Class G, 4.652% 11/10/46 (h)		9,843,000	8,454,793
Deutsche Mortgage & Asset Receiving Corp. Series 1998-C1 Class J, 6.22% 6/15/31		51,442	51,391
Extended Stay America Trust Series 2013-ESH7 Class C7, 3.9017% 12/5/31 (h)		500,000	510,914
Freddie Mac:
pass-thru certificates:
Series K011 Class X3, 2.6622% 12/25/43 (j)(k)		12,206,096	1,735,585
Series K012 Class X3, 2.366% 1/25/41 (j)(k)		21,072,886	2,683,801
Series K013 Class X3, 2.8852% 1/25/43 (j)(k)		14,360,000	2,250,959
Series KAIV Class X2, 3.6147% 6/25/46 (j)(k)		7,430,000	1,445,962
G-Force LLC sequential payer Series 2005-RRA Class A2, 4.83% 8/22/36 (h)		10,247	10,247
GMAC Commercial Mortgage Securities, Inc.:
Series 1997-C2 Class G, 6.75% 4/15/29 (j)		716,241	776,204
Series 2000-C1 Class K, 7% 3/15/33		16,103	16,280
GP Portfolio Trust Series 2014-GPP Class E, 4.002% 2/15/27 (h)(j)		2,823,000	2,825,965
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Greenwich Capital Commercial Funding Corp. Series 2006-GG7 Class A4, 6.0146% 7/10/38 (j)		$ 7,954,707	$ 8,516,715
GS Mortgage Securities Corp. II Series 2010-C1:
Class D, 6.169% 8/10/43 (h)(j)		4,000,000	4,438,020
Class E, 4% 8/10/43 (h)		3,770,000	3,362,169
GS Mortgage Securities Trust:
Series 2010-C2 Class D, 5.3978% 12/10/43 (h)(j)		3,000,000	3,132,480
Series 2011-GC5:
Class C, 5.4738% 8/10/44 (h)(j)		9,000,000	9,939,294
Class D, 5.4738% 8/10/44 (h)(j)		4,000,000	4,192,568
Class E, 5.4738% 8/10/44 (h)(j)		4,049,000	3,825,924
Series 2012-GC6 Class C, 5.8259% 1/10/45 (h)(j)		3,600,000	4,029,503
Series 2012-GCJ7:
Class C, 5.9067% 5/10/45 (j)		6,500,000	7,266,509
Class D, 5.9067% 5/10/45 (h)(j)		3,000,000	3,173,227
Class E, 5% 5/10/45 (h)		6,920,000	6,344,347
Series 2012-GCJ9 Class D, 4.858% 11/10/45 (h)(j)		2,000,000	1,998,964
Series 2013-GC16 Class D, 5.323% 11/10/46 (h)(j)		3,250,000	3,296,098
Hilton U.S.A. Trust:
floater Series 2014-ORL Class E, 3.5534% 7/15/29 (h)(j)		4,000,000	4,003,809
Series 2013-HLT Class EFX, 5.6086% 11/5/30 (h)(j)		3,000,000	3,087,078
Invitation Homes Trust floater Series 2013-SFR1:
Class E, 2.9% 12/17/30 (h)(j)		1,500,000	1,470,293
Class F, 3.9% 12/17/30 (h)(j)		1,750,000	1,730,195
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2003-C1 Class F, 6.1573% 1/12/37 (h)(j)		1,000,000	1,009,209
Series 2009-IWST:
Class C, 7.6935% 12/5/27 (h)(j)		3,000,000	3,682,794
Class D, 7.6935% 12/5/27 (h)(j)		9,550,000	11,648,374
Series 2010-CNTM Class MZ, 8.5% 8/5/20 (h)		9,000,000	9,389,840
Series 2010-CNTR:
Class D, 6.3899% 8/5/32 (h)(j)		4,500,000	5,104,256
Class XB, 1.1366% 8/5/32 (h)(j)(k)		32,655,000	1,341,921
Series 2012-CBX Class C, 5.358% 6/15/45 (j)		4,530,000	4,947,000
JPMorgan Chase Commercial Mortgage Securities Trust:
floater:
Series 2013-JWMZ Class M, 6.152% 4/15/18 (h)(j)		2,143,851	2,157,968
Series 2013-JWRZ Class E, 3.892% 4/15/30 (h)(j)		3,400,000	3,393,597
Series 2014-FBLU Class E, 3.6518% 12/15/28 (h)(j)		2,000,000	2,000,802
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
JPMorgan Chase Commercial Mortgage Securities Trust: - continued
floater:
Series 2014-INN:
Class E, 3.751% 6/15/29 (h)(j)		$ 6,593,000	$ 6,597,068
Class F, 4.152% 6/15/29 (h)(j)		6,593,000	6,599,179
Series 2005-LDP5 Class AJ, 5.5262% 12/15/44 (j)		3,470,000	3,618,426
Series 2011-C4 Class F, 3.873% 7/15/46 (h)		1,400,000	1,271,725
Series 2011-C5 Class C, 5.5023% 8/15/46 (h)(j)		6,525,375	7,267,878
Series 2013-LC11 Class D, 4.383% 4/15/46 (j)		3,750,000	3,521,536
JPMorgan Commercial Mortgage Finance Corp. Series 1999-C8 Class H, 6% 7/15/31 (h)		1,393,719	1,280,411
LB Commercial Conduit Mortgage Trust Series 1998-C4 Class G, 5.6% 10/15/35 (h)		116,194	116,431
LB-UBS Commercial Mortgage Trust:
sequential payer:
Series 2005-C3 Class AJ, 4.843% 7/15/40		6,620,000	6,779,933
Series 2005-C7 Class AJ, 5.323% 11/15/40 (j)		8,000,000	8,349,352
Series 2006-C7 Class AM, 5.378% 11/15/38		2,040,000	2,198,657
Series 2004-C7 Class E, 4.918% 10/15/36		5,120,000	5,153,408
Series 2005-C1 Class E, 4.924% 2/15/40		4,000,000	4,033,100
Series 2006-C4:
Class A4, 6.0294% 6/15/38 (j)		4,841,683	5,200,742
Class AJ, 6.0494% 6/15/38 (j)		7,005,000	7,430,533
Class AM, 6.0494% 6/15/38 (j)		6,700,000	7,234,218
LSTAR Commercial Mortgage Trust:
Series 2011-1:
Class B, 5.3288% 6/25/43 (h)(j)		3,548,171	3,555,950
Class D, 5.3288% 6/25/43 (h)(j)		4,699,000	4,745,468
Series 2014-2:
Class D, 5.319% 1/20/41 (h)(j)		3,000,000	2,849,709
Class E, 5.319% 1/20/41 (h)(j)		4,800,000	3,957,715
Mach One Trust LLC Series 2004-1A Class H, 6.2679% 5/28/40 (h)(j)		2,840,000	2,918,100
Merrill Lynch Financial Asset, Inc. Series 2005-CA16:
Class F, 4.384% 7/12/37	CAD	710,000	636,044
Class G, 4.384% 7/12/37	CAD	355,000	315,222
Class H, 4.384% 7/12/37	CAD	236,000	207,720
Class J, 4.384% 7/12/37	CAD	355,000	309,736
Class K, 4.384% 7/12/37	CAD	355,000	307,048
Class L, 4.384% 7/12/37	CAD	236,000	202,359
Class M, 4.384% 7/12/37	CAD	995,000	809,979
Merrill Lynch Mortgage Investors Trust Series 1999-C1 Class G, 6.71% 11/15/31 (h)		401,475	289,062
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Merrill Lynch Mortgage Trust Series 2006-C1 Class AM, 5.8624% 5/12/39 (j)		$ 1,200,000	$ 1,283,813
Mezz Capital Commercial Mortgage Trust:
sequential payer:
Series 2004-C1 Class A, 4.836% 1/15/37 (h)		59,543	59,543
Series 2004-C2 Class A, 5.318% 10/15/40 (h)		4,709,155	4,709,155
Series 2004-C1 Class IO, 8.9139% 1/15/37 (h)(j)(k)		436,614	13,317
Morgan Stanley BAML Trust:
Series 2012-C6 Class D, 4.8181% 11/15/45 (h)(j)		2,000,000	2,041,958
Series 2013-C12 Class D, 4.935% 10/15/46 (h)		3,250,000	3,158,717
Series 2013-C13 Class D, 5.0592% 11/15/46 (h)(j)		3,100,000	3,027,383
Series 2013-C7 Class E, 4.4423% 2/15/46 (h)(j)		1,000,000	874,622
Series 2013-C9 Class D, 4.2984% 5/15/46 (h)(j)		5,000,000	4,676,130
Morgan Stanley Capital I Trust:
sequential payer:
Series 2006-HQ10 Class AM, 5.36% 11/12/41		8,200,000	8,866,619
Series 2012-C4 Class E, 5.7094% 3/15/45 (h)(j)		5,630,000	5,791,632
Series 1997-RR Class F, 7.4306% 4/30/39 (h)(j)		869,355	919,343
Series 1998-CF1 Class G, 7.35% 7/15/32 (h)		2,639,941	2,147,478
Series 2005-HQ5 Class B, 5.272% 1/14/42		2,000,000	2,034,836
Series 2005-HQ6 Class AJ, 5.073% 8/13/42 (j)		2,500,000	2,577,703
Series 2006-IQ12 Class AMFX, 5.37% 12/15/43		7,500,000	8,090,333
Series 2011-C1 Class C, 5.4187% 9/15/47 (h)(j)		4,000,000	4,427,369
Series 2011-C2:
Class D, 5.4817% 6/15/44 (h)(j)		4,610,000	4,990,459
Class E, 5.4817% 6/15/44 (h)(j)		9,600,000	10,101,341
Class F, 5.4817% 6/15/44 (h)(j)		4,440,000	4,216,291
Class XB, 0.534% 6/15/44 (h)(j)(k)		63,708,222	1,791,029
Series 2011-C3:
Class C, 5.3556% 7/15/49 (h)(j)		2,000,000	2,184,086
Class D, 5.3556% 7/15/49 (h)(j)		7,400,000	7,862,056
Series 2012-C4 Class D, 5.7094% 3/15/45 (h)(j)		6,310,000	6,797,296
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (h)		4,240,047	5,447,612
RBSCF Trust Series 2010-MB1 Class D, 4.9832% 4/15/24 (h)(j)		9,049,000	9,205,756
SCG Trust Series 2013-SRP1 Class D, 3.4955% 11/15/26 (h)(j)		1,000,000	972,044
TIAA Seasoned Commercial Mortgage Trust sequential payer Series 2007-C4 Class AJ, 5.5645% 8/15/39 (j)		2,080,000	2,189,859
TimberStar Trust I Series 2006-1 Class F, 7.5296% 10/15/36 (h)		10,630,000	11,253,120
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
UBS Commercial Mortgage Trust:
Series 2007-FL1 Class F, 0.727% 7/15/24 (h)(j)		$ 1,200,000	$ 1,199,038
Series 2012-C1 Class D, 5.7194% 5/10/45 (h)(j)		2,000,000	2,081,394
UBS-Barclays Commercial Mortgage Trust sequential payer Series 2012-C3 Class A1, 0.726% 8/10/49		2,643,138	2,622,908
UBS-Citigroup Commercial Mortgage Trust Series 2011-C1 Class B, 6.0705% 1/10/45 (h)(j)		3,000,000	3,477,570
Vornado DP LLC Series 2010-VNO Class D, 6.3555% 9/13/28 (h)		2,540,000	2,932,115
Wachovia Bank Commercial Mortgage Trust:
Series 2004-C10 Class E, 4.931% 2/15/41		1,716,408	1,717,802
Series 2004-C11:
Class D, 5.5428% 1/15/41 (j)		5,177,000	5,474,186
Class E, 5.5928% 1/15/41 (j)		3,785,000	3,996,351
Series 2004-C12 Class D, 5.6311% 7/15/41 (j)		1,364,882	1,368,222
Wells Fargo Commercial Mortgage Trust Series 2012-LC5 Class D, 4.9376% 10/15/45 (h)(j)		9,999,000	9,932,877
WF-RBS Commercial Mortgage Trust:
Series 2011-C3:
Class C, 5.335% 3/15/44 (h)		4,900,000	5,374,271
Class D, 5.723% 3/15/44 (h)(j)		1,000,000	1,060,813
Class E, 5% 3/15/44 (h)		3,000,000	2,799,111
Series 2011-C5 Class F, 5.25% 11/15/44 (h)(j)		3,000,000	2,792,028
Series 2012-C10 Class E, 4.6077% 12/15/45 (h)(j)		4,090,000	3,546,050
Series 2012-C7:
Class D, 5.0019% 6/15/45 (h)(j)		2,380,000	2,477,927
Class F, 4.5% 6/15/45 (h)		2,000,000	1,750,684
Series 2013-C11:
Class D, 4.3224% 3/15/45 (h)(j)		5,830,000	5,505,759
Class E, 4.3224% 3/15/45 (h)(j)		4,780,000	4,065,256
Series 2013-C13 Class D, 4.2791% 5/15/45 (h)(j)		4,000,000	3,722,676
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $491,817,896)			543,318,426
Bank Loan Obligations - 7.8%

CONSUMER DISCRETIONARY - 2.8%
Hotels, Restaurants & Leisure - 2.4%
BRE Select Hotels Corp. 5.892% 5/9/18 (j)		12,102,193	12,102,193
Caesars Entertainment Resort Properties LLC Tranche B 1LN, term loan 7% 10/11/20 (j)		11,442,500	11,413,894
Bank Loan Obligations - continued
		Principal Amount (e)	Value
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (j)		$ 9,290,000	$ 9,290,000
Cedar Fair LP Tranche B, term loan 3.25% 3/6/20 (j)		2,760,267	2,763,718
CityCenter Holdings LLC Tranche B, term loan 4.25% 10/16/20 (j)		1,632,130	1,628,050
Cooper Hotel Group 12% 11/6/17		13,277,241	13,941,103
Four Seasons Holdings, Inc. Tranche 2LN, term loan 6.25% 12/27/20 (j)		510,000	512,550
Hilton Worldwide Finance, LLC Tranche B, term loan 3.5% 10/25/20 (j)		28,862,492	28,718,179
La Quinta Intermediate Holdings LLC Tranche B LN, Tranche B, term loan 4% 4/14/21 (j)		8,181,000	8,099,190
Playa Resorts Holding BV Tranche B, term loan 4% 8/9/19 (j)		6,982,412	7,008,596
Ryman Hospitality Properties, Inc. Tranche B, term loan 3.75% 1/15/21 (j)		2,290,000	2,301,450
			97,778,923
Media - 0.2%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. Tranche B, term loan 3% 1/31/21 (j)		8,295,000	8,232,788
Multiline Retail - 0.1%
JC Penney Corp., Inc. Tranche B, term loan 6% 5/22/18 (j)		3,499,650	3,531,532
Specialty Retail - 0.1%
The Pep Boys - Manny, Moe & Jack Tranche B, term loan 4.25% 10/11/18 (j)		5,274,675	5,281,268
TOTAL CONSUMER DISCRETIONARY			114,824,511
CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
Albertson's LLC Tranche B 2LN, term loan 4.75% 3/21/19 (j)		5,123,347	5,116,943
ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Panda Sherman Power, LLC term loan 9% 9/14/18 (j)		7,200,000	7,344,000
Panda Temple Power, LLC term loan 7.25% 4/3/19 (j)		8,580,000	8,794,500
			16,138,500
Bank Loan Obligations - continued
		Principal Amount (e)	Value
FINANCIALS - 2.3%
Diversified Financial Services - 0.9%
Blackstone 9.98% 10/1/17		$ 17,203,421	$ 17,547,489
Calpine Construction Finance Co. LP Tranche B 2LN, term loan 3.25% 1/31/22 (j)		7,380,609	7,256,098
Pilot Travel Centers LLC:
Tranche B 2LN, term loan 4.25% 8/7/19 (j)		7,117,435	7,144,481
Tranche B, term loan 3.75% 3/30/18 (j)		6,566,411	6,549,995
			38,498,063
Real Estate Investment Trusts - 0.2%
Starwood Property Trust, Inc. Tranche B, term loan 3.5% 4/17/20 (j)		8,933,487	8,899,986
Real Estate Management & Development - 1.1%
CBRE Group, Inc. Tranche B, term loan 2.9015% 3/28/21 (j)		4,468,437	4,446,095
CityCenter 8.74% 7/10/15 (j)		3,307,347	3,307,347
Realogy Corp. Credit-Linked Deposit 4.4463% 10/10/16 (j)		647,237	646,428
Realogy Group LLC Tranche B, term loan 3.75% 3/5/20 (j)		38,799,180	38,411,188
			46,811,058
Thrifts & Mortgage Finance - 0.1%
Ocwen Loan Servicing, LLC Tranche B, term loan 5% 2/15/18 (j)		1,942,912	1,942,912
TOTAL FINANCIALS			96,152,019
HEALTH CARE - 0.5%
Health Care Providers & Services - 0.5%
Community Health Systems, Inc.:
Tranche D, term loan 4.25% 1/27/21 (j)		2,100,608	2,105,860
Tranche E, term loan 3.4776% 1/25/17 (j)		788,123	789,108
ESH Hospitality, Inc. Tranche B, term loan 5% 6/24/19 (j)		11,310,000	11,437,238
Skilled Healthcare Group, Inc. term loan 7% 4/9/16 (j)		7,040,067	7,022,467
			21,354,673
INDUSTRIALS - 0.4%
Commercial Services & Supplies - 0.1%
Lineage Logistics Holdings, LLC. Tranche B, term loan 4.5% 4/7/21 (j)		3,990,000	3,950,100
Bank Loan Obligations - continued
		Principal Amount (e)	Value
INDUSTRIALS - continued
Construction & Engineering - 0.3%
Drumm Investors LLC Tranche B, term loan 6.75% 5/4/18 (j)		$ 11,686,667	$ 11,672,059
TOTAL INDUSTRIALS			15,622,159
TELECOMMUNICATION SERVICES - 0.6%
Wireless Telecommunication Services - 0.6%
Crown Castle Operating Co.:
Tranche A, term loan 1.905% 1/31/19 (j)		4,553,273	4,519,123
Tranche B 2LN, term loan 3% 1/31/21 (j)		9,121,019	9,121,019
SBA Senior Finance II, LLC term loan 3.25% 3/24/21 (j)		11,565,000	11,420,438
			25,060,580
UTILITIES - 0.7%
Electric Utilities - 0.4%
Bayonne Energy Center, LLC Tranche B, term loan 6/30/21 (l)		1,555,000	1,564,719
EquiPower Resources Holdings LLC:
Tranche B 1LN, term loan 4.25% 12/21/18 (j)		4,974,619	4,987,056
Tranche C, term loan 4.25% 12/31/19 (j)		1,148,814	1,151,686
Essential Power LLC Tranche B, term loan 4.75% 8/8/19 (j)		3,397,816	3,414,806
La Frontera Generation, LLC Tranche B, term loan 4.5% 9/30/20 (j)		6,634,947	6,660,160
			17,778,427
Independent Power Producers & Energy Traders - 0.3%
Calpine Corp. Tranche B 4LN, term loan 4% 10/31/20 (j)		1,990,000	1,990,000
Tempus Public Foundation Generation Holdings LLC Tranche B, term loan 4.75% 12/31/17 (j)		9,904,975	9,533,538
			11,523,538
TOTAL UTILITIES			29,301,965
TOTAL BANK LOAN OBLIGATIONS (Cost $323,405,617)			323,571,350
Preferred Securities - 0.0%
		Principal Amount (e)	Value
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (h)		$ 500,000	$ 25,000
Crest Dartmouth Street 2003 1 Ltd. Series 2003-1A Class PS, 6/28/38 (h)		1,220,000	905,362
			930,362
TOTAL PREFERRED SECURITIES (Cost $1,297,346)			930,362
Money Market Funds - 7.2%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	276,650,517	276,650,517
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	25,440,125	25,440,125
TOTAL MONEY MARKET FUNDS (Cost $302,090,642)		302,090,642
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $3,919,805,033)		4,188,693,860
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(14,717,180)
NET ASSETS - 100%		$ 4,173,976,680
Currency Abbreviations
CAD	-	Canadian dollar
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Amount is stated in United States dollars unless otherwise noted.
(f) Security or a portion of the security is on loan at period end.
(g) Affiliated company

(h) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $610,513,249 or 14.6% of net assets.

(i) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(j) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(k) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.
(l) The coupon rate will be determined upon settlement of the loan after period end.

(m) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,596,772 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
ACGS Series 2004-1 Class P, 7.4605% 8/1/19	2/17/11	$ 1,556,705
Fannie Mae REMIC Trust Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41	5/21/03	$ 98,189
Fannie Mae REMIC Trust Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 4.5664% 12/25/42	3/25/03	$ 109,726
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 3.905% 6/25/35	6/3/05	$ 187,271
Stanley Martin Communities LLC Class B	8/3/05 - 3/1/07	$ 4,244,574
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 269,973
Fidelity Securities Lending Cash Central Fund	69,287
Total	$ 339,260
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Acadia Realty Trust (SBI)	$ 67,194,255	$ 23,354,610	$ -	$ 2,449,846	$ 98,809,206
Arbor Realty Trust, Inc.	21,107,288	1,885,885	-	1,477,398	21,697,653
Arbor Realty Trust, Inc. 7.375%	-	8,259,665	-	154,098	8,162,637
Arbor Realty Trust, Inc. Series A, 8.25%	4,748,025	-	-	389,996	4,727,225
Arbor Realty Trust, Inc. Series B, 7.75%	5,901,600	-	-	493,422	5,882,400
Arbor Realty Trust, Inc. Series C, 8.50%	-	2,500,000	-	55,490	2,525,000
Terreno Realty Corp.	22,091,704	4,979,683	-	529,220	-
Terreno Realty Corp. Series A, 7.75%	5,523,887	-	-	414,024	-
Total	$ 126,566,759	$ 40,979,843	$ -	$ 5,963,494	$ 141,804,121
Other Information

The following is a summary of the inputs used, as of July 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 10,655,683	$ 3,727,392	$ -	$ 6,928,291
Financials	2,025,032,649	1,995,068,514	27,354,361	2,609,774
Materials	10,541,237	10,541,237	-	-
Corporate Bonds	871,661,140	-	871,160,983	500,157
Asset-Backed Securities	90,148,525	-	81,964,524	8,184,001
Collateralized Mortgage Obligations	10,743,846	-	10,017,369	726,477
Commercial Mortgage Securities	543,318,426	-	532,005,572	11,312,854
Bank Loan Obligations	323,571,350	-	276,160,668	47,410,682
Preferred Securities	930,362	-	-	930,362
Money Market Funds	302,090,642	302,090,642	-	-
Total Investments in Securities:	$ 4,188,693,860	$ 2,311,427,785	$ 1,798,663,477	$ 78,602,598
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Bank Loan Obligations
Beginning Balance	$ 105,573,756
Net Realized Gain (Loss) on Investment Securities	289,125
Net Unrealized Gain (Loss) on Investment Securities	(866,510)
Cost of Purchases	-
Proceeds of Sales	(58,246,664)
Amortization/Accretion	140,775
Transfers into Level 3	520,200
Transfers out of Level 3	-
Ending Balance	$ 47,410,682
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2014	$ (413,512)
Other Investments in Securities
Beginning Balance	$ 53,636,499
Net Realized Gain (Loss) on Investment Securities	(4,200,658)
Net Unrealized Gain (Loss) on Investment Securities	9,034,288
Cost of Purchases	169,932
Proceeds of Sales	(23,014,379)
Amortization/Accretion	1,379,987
Transfers into Level 3	-
Transfers out of Level 3	(5,813,753)
Ending Balance	$ 31,191,916
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2014	$ 4,647,489

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (Unaudited):
U.S. Government and U.S. Government Agency Obligations	0.4%
AAA,AA,A	4.6%
BBB	11.3%
BB	9.1%
B	11.4%
CCC,CC,C	1.0%
D	0.0%
Not Rated	6.4%
Equities	49.0%
Short-Term Investments and Net Other Assets	6.8%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2014

Assets
Investment in securities, at value (including securities loaned of $24,482,448) - See accompanying schedule: Unaffiliated issuers (cost $3,496,917,698)	$ 3,744,799,097
Fidelity Central Funds (cost $302,090,642)	302,090,642
Other affiliated issuers (cost $120,796,693)	141,804,121
Total Investments (cost $3,919,805,033)		$ 4,188,693,860
Cash		2,277,247
Receivable for investments sold		10,882,971
Receivable for fund shares sold		6,965,247
Dividends receivable		2,319,908
Interest receivable		17,945,180
Distributions receivable from Fidelity Central Funds		33,222
Receivable from investment adviser for expense reductions		931
Other receivables		14,103
Total assets		4,229,132,669

Liabilities
Payable for investments purchased Regular delivery	$ 19,236,871
Delayed delivery	2,505,000
Payable for fund shares redeemed	4,769,953
Accrued management fee	1,934,696
Distribution and service plan fees payable	305,492
Other affiliated payables	869,606
Other payables and accrued expenses	94,246
Collateral on securities loaned, at value	25,440,125
Total liabilities		55,155,989

Net Assets		$ 4,173,976,680
Net Assets consist of:
Paid in capital		$ 3,809,242,280
Undistributed net investment income		34,654,174
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		61,167,863
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		268,912,363
Net Assets		$ 4,173,976,680

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($442,271,076 ÷ 37,302,014 shares)	$ 11.86

Maximum offering price per share (100/96.00 of $11.86)	$ 12.35
Class T: Net Asset Value and redemption price per share ($48,163,837 ÷ 4,060,118 shares)	$ 11.86

Maximum offering price per share (100/96.00 of $11.86)	$ 12.35
Class C: Net Asset Value and offering price per share ($246,305,622 ÷ 20,927,526 shares)A	$ 11.77

Real Estate Income: Net Asset Value, offering price and redemption price per share ($2,627,381,994 ÷ 220,647,573 shares)	$ 11.91

Institutional Class: Net Asset Value, offering price and redemption price per share ($809,854,151 ÷ 68,165,791 shares)	$ 11.88

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2014

Investment Income
Dividends (including $5,963,494 earned from other affiliated issuers)		$ 90,314,113
Interest		114,777,571
Income from Fidelity Central Funds		339,260
Total income		205,430,944

Expenses
Management fee	$ 21,222,992
Transfer agent fees	8,548,801
Distribution and service plan fees	3,173,091
Accounting and security lending fees	1,324,787
Custodian fees and expenses	58,383
Independent trustees' compensation	15,901
Registration fees	199,090
Audit	172,246
Legal	12,720
Miscellaneous	35,095
Total expenses before reductions	34,763,106
Expense reductions	(73,686)	34,689,420
Net investment income (loss)		170,741,524
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	105,441,630
Other affiliated issuers	442,084
Foreign currency transactions	662
Total net realized gain (loss)		105,884,376
Change in net unrealized appreciation (depreciation) on: Investment securities	30,350,617
Assets and liabilities in foreign currencies	(1,671)
Total change in net unrealized appreciation (depreciation)		30,348,946
Net gain (loss)		136,233,322
Net increase (decrease) in net assets resulting from operations		$ 306,974,846

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2014	Year ended July 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 170,741,524	$ 172,485,619
Net realized gain (loss)	105,884,376	73,494,885
Change in net unrealized appreciation (depreciation)	30,348,946	61,789,333
Net increase (decrease) in net assets resulting from operations	306,974,846	307,769,837
Distributions to shareholders from net investment income	(172,155,251)	(159,910,438)
Distributions to shareholders from net realized gain	(78,297,244)	(51,534,162)
Total distributions	(250,452,495)	(211,444,600)
Share transactions - net increase (decrease)	(6,051,637)	1,340,100,515
Redemption fees	438,384	782,946
Total increase (decrease) in net assets	50,909,098	1,437,208,698

Net Assets
Beginning of period	4,123,067,582	2,685,858,884
End of period (including undistributed net investment income of $34,654,174 and undistributed net investment income of $39,267,501, respectively)	$ 4,173,976,680	$ 4,123,067,582

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2014	2013	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.67	$ 11.26	$ 10.73	$ 9.94	$ 9.95
Income from Investment Operations
Net investment income (loss) E	.49	.54	.52	.53	.18
Net realized and unrealized gain (loss)	.44	.60	.61	.76	(.04)
Total from investment operations	.93	1.14	1.13	1.29	.14
Distributions from net investment income	(.50)	(.53)	(.51)	(.50)	(.15)
Distributions from net realized gain	(.24)	(.20)	(.10)	-	-
Total distributions	(.74)	(.73)	(.60) K	(.50)	(.15)
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 11.86	$ 11.67	$ 11.26	$ 10.73	$ 9.94
Total ReturnB, C, D	8.49%	10.45%	11.24%	13.27%	1.46%
Ratios to Average Net Assets F, I
Expenses before reductions	1.06%	1.08%	1.12%	1.13%	1.09%A
Expenses net of fee waivers, if any	1.05%	1.08%	1.12%	1.13%	1.09%A
Expenses net of all reductions	1.05%	1.07%	1.11%	1.12%	1.09%A
Net investment income (loss)	4.28%	4.62%	4.89%	5.00%	6.23%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 442,271	$ 378,269	$ 137,352	$ 60,283	$ 3,830
Portfolio turnover rateG	29%	26%	27%	25%	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.60 per share is comprised of distributions from net investment income of $.505 and distributions from net realized gain of $.097 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2014	2013	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.67	$ 11.26	$ 10.72	$ 9.94	$ 9.95
Income from Investment Operations
Net investment income (loss) E	.49	.54	.52	.52	.17
Net realized and unrealized gain (loss)	.43	.60	.62	.76	(.03)
Total from investment operations	.92	1.14	1.14	1.28	.14
Distributions from net investment income	(.50)	(.53)	(.50)	(.50)	(.15)
Distributions from net realized gain	(.24)	(.20)	(.10)	-	-
Total distributions	(.73)K	(.73)	(.60)	(.50)	(.15)
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 11.86	$ 11.67	$ 11.26	$ 10.72	$ 9.94
Total ReturnB, C, D	8.44%	10.42%	11.33%	13.11%	1.45%
Ratios to Average Net Assets F, I
Expenses before reductions	1.08%	1.08%	1.11%	1.16%	1.17%A
Expenses net of fee waivers, if any	1.08%	1.08%	1.11%	1.16%	1.17%A
Expenses net of all reductions	1.07%	1.08%	1.11%	1.16%	1.17%A
Net investment income (loss)	4.26%	4.61%	4.90%	4.96%	5.92%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 48,164	$ 46,198	$ 26,143	$ 7,626	$ 862
Portfolio turnover rateG	29%	26%	27%	25%	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.73 per share is comprised of distributions from net investment income of $.496 and distributions from net realized gain of $.236 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2014	2013	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.59	$ 11.20	$ 10.67	$ 9.93	$ 9.95
Income from Investment Operations
Net investment income (loss) E	.40	.45	.44	.45	.15
Net realized and unrealized gain (loss)	.43	.60	.62	.74	(.03)
Total from investment operations	.83	1.05	1.06	1.19	.12
Distributions from net investment income	(.42)	(.46)	(.43)	(.45)	(.14)
Distributions from net realized gain	(.24)	(.20)	(.10)	-	-
Total distributions	(.65) K	(.66)	(.53)	(.45)	(.14)
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 11.77	$ 11.59	$ 11.20	$ 10.67	$ 9.93
Total ReturnB, C, D	7.66%	9.66%	10.49%	12.25%	1.29%
Ratios to Average Net Assets F, I
Expenses before reductions	1.79%	1.81%	1.87%	1.89%	1.86%A
Expenses net of fee waivers, if any	1.79%	1.81%	1.87%	1.89%	1.86%A
Expenses net of all reductions	1.79%	1.81%	1.87%	1.89%	1.86%A
Net investment income (loss)	3.54%	3.88%	4.14%	4.23%	5.21%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 246,306	$ 204,012	$ 52,780	$ 21,555	$ 836
Portfolio turnover rateG	29%	26%	27%	25%	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.65 per share is comprised of distributions from net investment income of $.417 and distributions from net realized gain of $.236 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Real Estate Income

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 11.71	$ 11.29	$ 10.75	$ 9.95	$ 8.21
Income from Investment Operations
Net investment income (loss) B	.52	.57	.54	.55	.53
Net realized and unrealized gain (loss)	.44	.60	.62	.76	1.73
Total from investment operations	.96	1.17	1.16	1.31	2.26
Distributions from net investment income	(.53)	(.55)	(.52)	(.51)	(.52)
Distributions from net realized gain	(.24)	(.20)	(.10)	-	-
Total distributions	(.76) G	(.75)	(.62)	(.51)	(.52)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 11.91	$ 11.71	$ 11.29	$ 10.75	$ 9.95
Total ReturnA	8.78%	10.71%	11.50%	13.41%	28.29%
Ratios to Average Net Assets C, E
Expenses before reductions	.83%	.84%	.90%	.92%	.97%
Expenses net of fee waivers, if any	.83%	.84%	.89%	.92%	.96%
Expenses net of all reductions	.83%	.84%	.89%	.92%	.96%
Net investment income (loss)	4.50%	4.85%	5.12%	5.21%	5.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,627,382	$ 2,884,545	$ 2,252,149	$ 1,660,063	$ 1,030,393
Portfolio turnover rateD	29%	26%	27%	25%	28%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.76 per share is comprised of distributions from net investment income of $.525 and distributions from net realized gain of $.236 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2014	2013	2012	2011	2010 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.69	$ 11.28	$ 10.74	$ 9.95	$ 9.95
Income from Investment Operations
Net investment income (loss) D	.52	.57	.55	.55	.19
Net realized and unrealized gain (loss)	.44	.60	.62	.76	(.04)
Total from investment operations	.96	1.17	1.17	1.31	.15
Distributions from net investment income	(.53)	(.56)	(.53)	(.52)	(.15)
Distributions from net realized gain	(.24)	(.20)	(.10)	-	-
Total distributions	(.77)	(.76)	(.63)	(.52)	(.15)
Redemption fees added to paid in capital D, I	-	-	-	-	-
Net asset value, end of period	$ 11.88	$ 11.69	$ 11.28	$ 10.74	$ 9.95
Total ReturnB, C	8.76%	10.72%	11.62%	13.44%	1.58%
Ratios to Average Net Assets E, H
Expenses before reductions	.78%	.80%	.84%	.89%	.85%A
Expenses net of fee waivers, if any	.78%	.80%	.84%	.89%	.85%A
Expenses net of all reductions	.78%	.80%	.84%	.89%	.85%A
Net investment income (loss)	4.55%	4.89%	5.17%	5.24%	6.70%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 809,854	$ 610,045	$ 217,435	$ 43,282	$ 2,930
Portfolio turnover rateF	29%	26%	27%	25%	28%
A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2014

1. Organization.

Fidelity Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Real Estate Income and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from

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3. Significant Accounting Policies - continued

Investment Valuation - continued

one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

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3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations and commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

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3. Significant Accounting Policies - continued

Investment Valuation - continued

Asset Type	Fair Value at 07/31/14	Valuation Technique(s)	Unobservable Input	Amount or Range/ Weighted Average	Impact to Valuation from an Increase in Input*
Asset-Backed Securities	$ 7,282,217	Discounted cash flow	Yield	3.0% - 10.4% / 4.5%	Decrease
		Expected distribution	Recovery rate	0.0%	Increase
Bank Loan Obligations	$46,898,132	Discounted cash flow	Yield	2.1% - 10.5% / 6.1%	Decrease
Collateralized Mortgage Obligations	$ 726,477	Discounted cash flow	Yield	4.1% - 40.0% / 11.1%	Decrease
Commercial Mortgage Securities	$ 6,929,493	Discounted cash flow	Yield	2.1% - 10.4% / 2.1%	Decrease
		Market comparable	Spread	13.0%	Decrease
Common Stocks	$ 6,928,291	Adjusted book value	Book value multiple	1.3	Increase
Corporate Bonds	$ 500,157	Discounted cash flow	Discount rate	20.0%	Decrease
		Expected distribution	Recovery rate	0.0%	Increase
Preferred Securities	$ 905,362	Discounted cash flow	Yield	13.0%	Decrease

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2014, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

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3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. For certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), changes in estimated cash flows are periodically evaluated and the estimated yield is adjusted on a prospective basis, resulting in increases or decreases to Interest Income in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable

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3. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, equity-debt classifications and losses deferred due to wash sales.

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 331,991,084
Gross unrealized depreciation	(67,454,992)
Net unrealized appreciation (depreciation) on securities	$ 264,536,092

Tax Cost	$ 3,924,157,768

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 39,196,788
Undistributed long-term capital gain	$ 61,346,649
Net unrealized appreciation (depreciation) on securities and other investments	$ 264,559,628

The tax character of distributions paid was as follows:

	July 31, 2014	July 31, 2013
Ordinary Income	$ 185,363,562	$ 170,384,735
Long-term Capital Gains	65,088,933	41,059,865
Total	$ 250,452,495	$ 211,444,600

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,052,015,263 and $1,138,541,279, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

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5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 967,235	$ 25,663
Class T	-%	.25%	108,744	40
Class C	.75%	.25%	2,097,112	927,749
			$ 3,173,091	$ 953,452

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T and Class C redemptions. The deferred sales charges range from 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 109,599
Class T	12,563
Class C*	74,180
$ 196,342

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 805,109.21
Class T	99,408.23
Class C	404,930.19
Real Estate Income	6,054,879.23
Institutional Class	1,184,475.19
	$ 8,548,801

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $26,723 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,555 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income

Annual Report

7. Security Lending - continued

earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $69,287, including $155 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $51,646 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,517.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $20,523.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2014	2013
From net investment income
Class A	$ 16,638,771	$ 10,238,777
Class T	1,842,576	1,523,114
Class C	7,530,932	4,241,554
Real Estate Income	117,401,887	126,726,805
Institutional Class	28,741,085	17,180,188
Total	$ 172,155,251	$ 159,910,438
From net realized gain
Class A	$ 7,591,572	$ 2,837,075
Class T	874,881	506,062
Class C	4,152,718	1,181,312
Real Estate Income	53,508,422	42,729,814
Institutional Class	12,169,651	4,279,899
Total	$ 78,297,244	$ 51,534,162

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Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
Class A
Shares sold	18,815,698	25,244,691	$ 217,399,754	$ 296,851,509
Reinvestment of distributions	1,805,230	900,102	20,178,624	10,299,964
Shares redeemed	(15,738,034)	(5,925,325)	(180,458,692)	(69,436,144)
Net increase (decrease)	4,882,894	20,219,468	$ 57,119,686	$ 237,715,329
Class T
Shares sold	1,270,924	2,730,063	$ 14,645,845	$ 31,978,463
Reinvestment of distributions	211,146	132,742	2,357,016	1,515,681
Shares redeemed	(1,380,258)	(1,226,451)	(15,703,373)	(14,137,454)
Net increase (decrease)	101,812	1,636,354	$ 1,299,488	$ 19,356,690
Class C
Shares sold	9,015,535	14,157,408	$ 103,482,191	$ 165,598,758
Reinvestment of distributions	813,525	375,304	9,012,478	4,279,651
Shares redeemed	(6,508,928)	(1,637,958)	(73,908,752)	(19,029,492)
Net increase (decrease)	3,320,132	12,894,754	$ 38,585,917	$ 150,848,917
Real Estate Income
Shares sold	61,717,695	123,727,906	$ 711,894,953	$ 1,450,014,694
Reinvestment of distributions	13,609,464	13,299,047	152,306,330	151,923,311
Shares redeemed	(100,931,769)	(90,180,888)	(1,156,054,958)	(1,057,830,249)
Net increase (decrease)	(25,604,610)	46,846,065	$ (291,853,675)	$ 544,107,756
Institutional Class
Shares sold	40,192,476	42,960,747	$ 465,679,843	$ 506,030,603
Reinvestment of distributions	2,412,058	1,337,082	27,006,597	15,315,413
Shares redeemed	(26,626,486)	(11,392,454)	(303,889,493)	(133,274,193)
Net increase (decrease)	15,978,048	32,905,375	$ 188,796,947	$ 388,071,823

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Real Estate Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Income Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Real Estate Income Fund as of July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 19, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 173 funds. Mr. Curvey oversees 397 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), a Director of FMR Co., Inc. (2007-2014) and was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Real Estate Income Fund voted to pay to shareholders of record at the opening of business, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	09/08/14	09/05/14	$0.125	$0.182
Class T	09/08/14	09/05/14	$0.125	$0.182
Class C	09/08/14	09/05/14	$0.106	$0.182

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2014, $93,876,025, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Real Estate Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Real Estate Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(U.K.) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

(Fidelity Investment logo)(registered trademark)

REIA-UANN-0914
1.907548.104

Fidelity®

Series Real Estate Income

Fund

Fidelity Series Real Estate Income Fund

Class F

Annual Report

July 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity® Series Real Estate Income Fund or 1-800-835-5092 for Class F of the fund to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2014	Past 1 year	Life of fund A
Fidelity® Series Real Estate Income Fund	8.33%	12.06%
Class F	8.60%	12.28%

A From October 20, 2011.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Series Real Estate Income Fund, a class of the fund, on October 20, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

17,500
17,000
16,000
15,000
14,000
13,000
12,000
11,000
$10,000
2011
2012
2013
2014
Period Ending Values
$13,726 Fidelity Series Real Estate Income Fund
$16,869 S&P 500® Index

Annual Report

Management's Discussion of Fund Performance

Market Recap: The fundamental backdrop for commercial real estate remained solid throughout the 12 months ending July 31, 2014. Continued favorable demand across most sectors and geographic markets, along with limited new construction, led to rising occupancies. In turn, this led to gently rising rents and cash flow for real estate owners, including real estate investment trusts (REITs). Investors' continued search for yield in a low-interest-rate environment - rates ended the 12-month period roughly at their starting point - helped further boost the performance of multiple types of real estate securities. For the full 12 months, REIT stocks, as measured by the FTSE® NAREIT® All REITs Index, gained 12.90%, with the vast majority of that increase coming in the second half of the period. The MSCI REIT Preferred Index, which reflects the performance of real estate preferred stocks, added 9.62%. On the fixed-income side, The BofA Merrill LynchSM US Real Estate Index - a market-capitalization-weighted measure of investment-grade corporate debt in the domestic real estate sector - advanced 6.67%, benefiting partly from narrowing credit spreads that helped compensate for rising interest rates in the first half of the 12-month period. In comparison, the S&P 500® Index, a proxy for the broad U.S. stock market, was up 16.94%.

Comments from Mark Snyderman, Portfolio Manager of Fidelity® Series Real Estate Income Fund: For the year, the fund's Series Real Estate Income and Class F shares gained 8.33% and 8.60%, respectively, which I consider good absolute returns for a 12-month period. In comparison, however, the Fidelity Real Estate Income Composite IndexSM - a 40/50/10 blend of the MSCI REIT Preferred Index, The BofA Merrill LynchSM US Real Estate Index and the FTSE® NAREIT® All REITs Index, respectively - added 8.53%. Most of the categories in which the fund invests did well. The fund's REIT common stock holdings surpassed the 13% gain in the FTSE® NAREIT® index. Its preferred stocks added about 11%, outpacing the MSCI preferred stock index. On the portfolio's fixed-income side, the fund did particularly well with its commercial mortgage backed securities investments, which rose 10%, compared with approximately 7% for the BofA Merrill Lynch real estate bond index. The fund's high-yield real estate bond picks outpaced this measure, while its investment-grade bonds lagged. Meanwhile, the fund was hampered by a cash position of about 6%, on average. I like to hold enough cash to take advantage of attractive buying opportunities when others must sell; unfortunately, the size of the portfolio's stake here was a drag on results in a rising market during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 to July 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period* February 1, 2014 to July 31, 2014
Series Real Estate Income	.77%
Actual		$ 1,000.00	$ 1,056.90	$ 3.93
HypotheticalA		$ 1,000.00	$ 1,020.98	$ 3.86
Class F	.61%
Actual		$ 1,000.00	$ 1,058.60	$ 3.11
HypotheticalA		$ 1,000.00	$ 1,021.77	$ 3.06

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
MFA Financial, Inc.	1.6	1.5
Equity Lifestyle Properties, Inc.	1.6	1.5
Acadia Realty Trust (SBI)	1.5	1.4
Ventas, Inc.	1.2	1.2
Excel Trust, Inc. Series B, 8.125%	1.1	1.1
	7.0
Top 5 Bonds as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Standard Pacific Corp. 8.375% 5/15/18	1.1	1.2
Blackstone Mortgage Trust, Inc. 5.25% 12/1/18	1.0	1.0
Blackstone 9.98% 10/1/17	0.9	0.9
iStar Financial, Inc. 5.875% 3/15/16	0.9	1.1
M/I Homes, Inc. 8.625% 11/15/18	0.9	0.9
	4.8
Top Five REIT Sectors as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Mortgage	15.8	15.2
REITs - Management/Investment	6.7	7.3
REITs - Shopping Centers	5.9	5.8
REITs - Health Care Facilities	5.0	4.4
REITs - Office Buildings	4.1	3.7
Asset Allocation (% of fund's net assets)
As of July 31, 2014 *		As of January 31, 2014 **
	Common Stocks 15.5%		Common Stocks 15.5%
	Preferred Stocks 22.5%		Preferred Stocks 20.0%
	Bonds 43.6%		Bonds 46.7%
	Convertible Securities 5.8%		Convertible Securities 6.5%
	Other Investments 6.6%		Other Investments 6.9%
	Short-Term Investments and Net Other Assets (Liabilities) 6.0%		Short-Term Investments and Net Other Assets (Liabilities) 4.4%
* Foreign investments	2.6%	** Foreign investments	4.5%

Annual Report

Investments July 31, 2014

Showing Percentage of Net Assets

Common Stocks - 15.5%
	Shares	Value
FINANCIALS - 15.4%
Capital Markets - 0.1%
Ellington Financial LLC	31,400	$ 744,180
Real Estate Investment Trusts - 15.1%
Acadia Realty Trust (SBI)	442,700	12,497,421
American Tower Corp.	16,900	1,595,191
Annaly Capital Management, Inc.	52,300	580,530
Anworth Mortgage Asset Corp.	271,800	1,380,744
Apartment Investment & Management Co. Class A	113,800	3,889,684
Arbor Realty Trust, Inc.	124,900	883,043
Associated Estates Realty Corp.	18,700	330,429
AvalonBay Communities, Inc.	21,200	3,139,296
BioMed Realty Trust, Inc.	71,400	1,535,100
CBL & Associates Properties, Inc.	251,400	4,701,180
Cedar Shopping Centers, Inc.	64,200	404,460
Chambers Street Properties	139,800	1,087,644
Chartwell Retirement Residence (a)(f)	14,700	145,605
CYS Investments, Inc.	188,400	1,672,992
Douglas Emmett, Inc.	69,000	1,965,810
Dynex Capital, Inc.	228,300	1,894,890
EastGroup Properties, Inc.	10,500	654,780
Equity Lifestyle Properties, Inc.	301,700	13,362,293
Equity Residential (SBI)	31,600	2,042,940
Excel Trust, Inc.	206,300	2,671,585
Extra Space Storage, Inc.	9,600	496,608
First Potomac Realty Trust	120,400	1,588,076
Hatteras Financial Corp.	61,800	1,183,470
Highwoods Properties, Inc. (SBI)	12,900	542,703
Lexington Corporate Properties Trust	393,200	4,301,608
Liberty Property Trust (SBI)	19,700	692,849
LTC Properties, Inc.	57,600	2,207,808
MFA Financial, Inc.	1,657,400	13,491,225
Mid-America Apartment Communities, Inc.	69,200	4,838,464
Monmouth Real Estate Investment Corp. Class A (e)	78,100	802,868
National Retail Properties, Inc. (e)	25,000	889,250
Newcastle Investment Corp.	467,900	2,091,513
NorthStar Realty Finance Corp.	34,700	558,670
Piedmont Office Realty Trust, Inc. Class A	88,700	1,725,215
Potlatch Corp.	4,000	165,200
Prologis, Inc.	49,400	2,016,014
Redwood Trust, Inc.	56,000	1,062,880
Select Income (REIT)	42,500	1,179,375
Senior Housing Properties Trust (SBI)	143,600	3,282,696
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Simon Property Group, Inc.	16,900	$ 2,842,411
Stag Industrial, Inc.	27,100	618,964
Terreno Realty Corp.	160,361	2,998,751
Two Harbors Investment Corp.	163,900	1,676,697
Ventas, Inc.	151,600	9,626,600
Washington Prime Group, Inc. (a)	43,250	816,993
Washington REIT (SBI)	46,100	1,250,232
Weyerhaeuser Co.	78,300	2,452,356
WP Carey, Inc.	58,400	3,838,632
		125,673,745
Real Estate Management & Development - 0.2%
Kennedy-Wilson Holdings, Inc.	74,800	1,750,320
TOTAL FINANCIALS		128,168,245
MATERIALS - 0.1%
Paper & Forest Products - 0.1%
West Fraser Timber Co. Ltd.	13,800	628,648
TOTAL COMMON STOCKS (Cost $105,656,614)		128,796,893
Preferred Stocks - 23.2%

Convertible Preferred Stocks - 0.7%
FINANCIALS - 0.7%
Real Estate Investment Trusts - 0.7%
Excel Trust, Inc. 7.00% (f)	24,300	637,875
Health Care REIT, Inc. Series I, 6.50%	16,200	947,700
Lexington Corporate Properties Trust Series C, 6.50%	59,500	2,805,425
Weyerhaeuser Co. Series A, 6.375%	32,000	1,728,998
		6,119,998
Nonconvertible Preferred Stocks - 22.5%
CONSUMER DISCRETIONARY - 0.3%
Hotels, Restaurants & Leisure - 0.3%
Red Lion Hotels Capital Trust 9.50%	98,191	2,558,857
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - 22.2%
Capital Markets - 0.1%
Arlington Asset Investment Corp. 6.625%	31,528	$ 761,716
Real Estate Investment Trusts - 21.9%
AG Mortgage Investment Trust, Inc. 8.00%	103,304	2,481,362
Alexandria Real Estate Equities, Inc. Series E, 6.45%	24,001	606,505
American Capital Agency Corp.:
8.00%	120,000	3,102,000
Series B, 7.75%	16,000	390,240
American Capital Mortgage Investment Corp. Series A, 8.125%	33,100	831,141
American Homes 4 Rent:
Series A, 5.00%	210,000	5,208,000
Series B, 5.00%	80,000	1,950,400
Series C, 5.50%	53,000	1,312,280
American Realty Capital Properties, Inc. Series F, 6.70%	46,191	1,073,941
Annaly Capital Management, Inc.:
Series A, 7.875%	150,300	3,810,105
Series C, 7.625%	24,839	606,320
Series D, 7.50%	73,213	1,766,630
Anworth Mortgage Asset Corp. Series A, 8.625%	178,800	4,525,428
Apollo Commercial Real Estate Finance, Inc. Series A, 8.625%	61,725	1,625,219
Apollo Residential Mortgage, Inc. Series A, 8.00%	49,077	1,187,663
Arbor Realty Trust, Inc.:
Series A, 8.25%	41,922	1,048,050
Series B, 7.75%	40,000	980,400
Series C, 8.50%	15,000	378,750
Armour Residential REIT, Inc. Series B, 7.875%	25,701	623,506
Ashford Hospitality Trust, Inc.:
Series D, 8.45%	51,709	1,321,165
Series E, 9.00%	35,948	974,191
Brandywine Realty Trust Series E, 6.90%	21,000	555,450
Campus Crest Communities, Inc. Series A, 8.00%	71,569	1,835,745
Capstead Mortgage Corp. Series E, 7.50%	37,016	890,938
CBL & Associates Properties, Inc.:
Series D, 7.375%	67,200	1,683,360
Series E, 6.625%	45,505	1,111,232
Cedar Shopping Centers, Inc. Series B, 7.25%	109,018	2,777,779
Chesapeake Lodging Trust Series A, 7.75%	64,034	1,675,770
Colony Financial, Inc. Series A, 8.50%	77,829	2,035,228
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
CommonWealth REIT:
7.50%	24,923	$ 505,688
Series E, 7.25%	200,160	5,196,154
Coresite Realty Corp. Series A, 7.25%	42,600	1,092,264
Corporate Office Properties Trust Series L, 7.375%	136,869	3,562,700
CubeSmart Series A, 7.75%	40,000	1,065,200
CYS Investments, Inc.:
Series A, 7.75%	10,014	244,842
Series B, 7.50%	63,333	1,492,759
DDR Corp.:
Series J, 6.50%	70,181	1,766,456
Series K, 6.25%	25,489	622,951
Digital Realty Trust, Inc.:
Series E, 7.00%	40,181	1,020,999
Series F, 6.625%	20,000	483,600
Series G, 5.875%	28,270	625,332
Series H, 7.375%	10,000	255,500
Duke Realty LP Series L, 6.60%	4,300	109,005
DuPont Fabros Technology, Inc. Series B, 7.625%	73,798	1,875,207
Dynex Capital, Inc.:
Series A, 8.50%	96,313	2,407,825
Series B, 7.625%	47,335	1,135,567
Equity Lifestyle Properties, Inc. Series C, 6.75%	182,313	4,701,852
Essex Property Trust, Inc. Series H, 7.125%	8,100	216,270
Excel Trust, Inc. Series B, 8.125%	360,000	9,385,200
First Potomac Realty Trust 7.75%	107,746	2,817,558
Five Oaks Investment Corp. Series A, 8.75%	40,000	1,006,800
General Growth Properties, Inc. Series A, 6.375%	34,690	839,498
Gladstone Commercial Corp. Series C, 7.125%	67,762	1,749,615
Glimcher Realty Trust:
6.875%	3,183	80,434
Series G, 8.125%	40,977	1,035,489
Series H, 7.50%	53,575	1,446,525
Hatteras Financial Corp. Series A, 7.625%	65,472	1,551,686
Health Care REIT, Inc. Series J, 6.50%	33,400	859,048
Hersha Hospitality Trust Series B, 8.00%	18,928	503,106
Hospitality Properties Trust Series D, 7.125%	40,200	1,024,296
Hudson Pacific Properties, Inc. 8.375%	84,787	2,246,856
Inland Real Estate Corp. Series A, 8.125%	200,000	5,210,000
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Invesco Mortgage Capital, Inc. Series A, 7.75%	30,151	$ 734,478
Investors Real Estate Trust Series B, 7.95%	33,428	876,816
iStar Financial, Inc.:
Series E, 7.875%	24,583	611,379
Series F, 7.80%	128,864	3,182,941
Series G, 7.65%	84,000	2,066,400
Kilroy Realty Corp.:
Series G, 6.875%	20,300	526,582
Series H, 6.375%	31,704	783,406
Kite Realty Group Trust 8.25%	4,100	106,641
LaSalle Hotel Properties:
Series H, 7.50%	37,192	976,662
Series I, 6.375%	47,339	1,178,268
LBA Realty Fund II Series B, 7.625%	118,900	2,615,800
MFA Financial, Inc.:
8.00%	108,747	2,794,798
Series B, 7.50%	188,749	4,526,201
Monmouth Real Estate Investment Corp. Series B, 7.875%	30,000	787,500
National Retail Properties, Inc.:
5.70%	46,124	1,080,685
Series D, 6.625%	46,667	1,173,675
New York Mortgage Trust, Inc. Series B, 7.75%	70,013	1,659,308
NorthStar Realty Finance Corp.:
Series B, 8.25%	16,301	407,525
Series C, 8.875%	105,295	2,689,234
Series D, 8.50%	44,213	1,110,631
Series E, 8.75%	63,120	1,592,518
Pebblebrook Hotel Trust:
Series A, 7.875%	119,000	3,129,700
Series B, 8.00%	37,400	994,092
Series C, 6.50%	66,082	1,622,313
Pennsylvania (REIT) 7.375%	55,408	1,428,418
Prologis, Inc. Series Q, 8.54%	15,800	1,026,013
PS Business Parks, Inc.:
Series R, 6.875%	1,100	28,259
Series T, 6.00%	26,000	617,500
Series U, 5.75%	102,483	2,351,985
RAIT Financial Trust 7.625%	44,680	1,098,681
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Regency Centers Corp.:
Series 6, 6.625%	17,739	$ 459,440
Series 7, 6.00%	22,000	528,660
Retail Properties America, Inc. 7.00%	83,617	2,100,459
Sabra Health Care REIT, Inc. Series A, 7.125%	80,000	2,083,200
Saul Centers, Inc.:
Series A, 8.00%	14,472	376,272
Series C, 6.875%	69,596	1,739,900
Senior Housing Properties Trust 5.625%	42,353	977,507
Stag Industrial, Inc. Series A, 9.00%	280,000	7,761,600
Summit Hotel Properties, Inc. Series A, 9.25%	173,700	4,776,750
Sun Communities, Inc. Series A, 7.125%	59,000	1,514,530
Sunstone Hotel Investors, Inc. Series D, 8.00%	32,939	878,154
Taubman Centers, Inc. Series K, 6.25%	19,561	479,245
Terreno Realty Corp. Series A, 7.75%	81,048	2,096,712
UMH Properties, Inc. Series A, 8.25%	96,000	2,534,400
Urstadt Biddle Properties, Inc. Series F, 7.125%	30,000	763,500
Weingarten Realty Investors (SBI) Series F, 6.50%	26,708	673,309
Winthrop Realty Trust 7.75%	60,000	1,545,000
		181,572,127
Real Estate Management & Development - 0.2%
Kennedy-Wilson, Inc. 7.75%	55,054	1,403,877
TOTAL FINANCIALS		183,737,720
TOTAL NONCONVERTIBLE PREFERRED STOCKS		186,296,577
TOTAL PREFERRED STOCKS (Cost $184,287,193)		192,416,575
Corporate Bonds - 26.0%
	Principal Amount
Convertible Bonds - 5.1%
CONSUMER DISCRETIONARY - 0.2%
Hotels, Restaurants & Leisure - 0.2%
Morgans Hotel Group Co. 2.375% 10/15/14	$ 1,365,000	1,354,763
Corporate Bonds - continued
	Principal Amount	Value
Convertible Bonds - continued
FINANCIALS - 4.9%
Consumer Finance - 0.4%
Zais Financial Partners LP 8% 11/15/16 (f)	$ 3,000,000	$ 3,094,071
Diversified Financial Services - 0.6%
IAS Operating Partnership LP 5% 3/15/18 (f)	5,420,000	5,312,706
Real Estate Investment Trusts - 3.6%
Annaly Capital Management, Inc. 5% 5/15/15	6,690,000	6,798,713
Apollo Commercial Real Estate Finance, Inc. 5.5% 3/15/19	860,000	912,718
Ares Commercial Real Estate Corp. 7% 12/15/15	2,300,000	2,380,500
Blackstone Mortgage Trust, Inc. 5.25% 12/1/18	7,750,000	8,297,925
Campus Crest Communities Operating Partnership LP 4.75% 10/15/18 (f)	3,000,000	2,932,500
Colony Financial, Inc. 3.875% 1/15/21	1,090,000	1,105,669
PennyMac Corp. 5.375% 5/1/20	1,500,000	1,487,619
RAIT Financial Trust 4% 10/1/33	2,000,000	1,912,500
Redwood Trust, Inc. 4.625% 4/15/18	3,000,000	3,090,000
Spirit Realty Capital, Inc. 3.75% 5/15/21	1,000,000	1,011,250
		29,929,394
Real Estate Management & Development - 0.3%
Forest City Enterprises, Inc. 3.625% 8/15/20	2,450,000	2,560,250
Grubb & Ellis Co. 7.95% 5/1/15 (d)(f)	1,540,000	0
		2,560,250
TOTAL FINANCIALS		40,896,421
TOTAL CONVERTIBLE BONDS		42,251,184
Nonconvertible Bonds - 20.9%
CONSUMER DISCRETIONARY - 6.6%
Hotels, Restaurants & Leisure - 1.0%
FelCor Lodging LP 6.75% 6/1/19	1,375,000	1,436,875
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 5.625% 10/15/21 (f)	1,555,000	1,628,863
Paris Las Vegas Holding LLC/Harrah's Las Vegas LLC/Flamingo Las Vegas Holdings, Inc. 8% 10/1/20 (f)	2,250,000	2,306,250
Times Square Hotel Trust 8.528% 8/1/26 (f)	2,595,229	3,253,995
		8,625,983
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Household Durables - 5.6%
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 6.875% 2/15/21 (f)	$ 1,800,000	$ 1,755,000
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (f)	530,000	543,250
Brookfield Residential Properties, Inc. 6.5% 12/15/20 (f)	395,000	414,256
D.R. Horton, Inc.:
4.375% 9/15/22	825,000	812,625
5.75% 8/15/23	490,000	516,950
6.5% 4/15/16	811,000	863,715
KB Home:
8% 3/15/20	2,395,000	2,712,338
9.1% 9/15/17	1,185,000	1,374,600
Lennar Corp.:
4.125% 12/1/18	1,220,000	1,226,100
4.5% 6/15/19	400,000	400,000
5.6% 5/31/15	1,216,000	1,253,757
6.95% 6/1/18	1,720,000	1,915,650
M/I Homes, Inc. 8.625% 11/15/18	6,764,000	7,110,655
Meritage Homes Corp.:
7% 4/1/22	2,005,000	2,190,463
7.15% 4/15/20	1,940,000	2,138,850
Ryland Group, Inc.:
6.625% 5/1/20	445,000	476,150
8.4% 5/15/17	1,446,000	1,662,900
Standard Pacific Corp.:
8.375% 5/15/18	8,047,000	9,233,933
10.75% 9/15/16	3,284,000	3,809,440
Toll Brothers Finance Corp. 5.875% 2/15/22	450,000	482,625
William Lyon Homes, Inc.:
7% 8/15/22 (f)(g)	495,000	495,000
8.5% 11/15/20	4,320,000	4,762,800
		46,151,057
TOTAL CONSUMER DISCRETIONARY		54,777,040
FINANCIALS - 12.8%
Diversified Financial Services - 0.7%
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp. 7.75% 2/15/18 (f)	1,025,000	1,096,750
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financial Services - continued
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22	$ 820,000	$ 835,888
6% 8/1/20	3,500,000	3,648,750
		5,581,388
Real Estate Investment Trusts - 9.5%
American Campus Communities Operating Partnership LP 4.125% 7/1/24	1,000,000	1,003,290
American Tower Corp. 3.4% 2/15/19	2,000,000	2,073,418
Camden Property Trust 5% 6/15/15	1,135,000	1,177,548
CBL & Associates LP 5.25% 12/1/23	2,000,000	2,131,658
Commercial Net Lease Realty, Inc. 6.15% 12/15/15	917,000	980,231
Crown Castle International Corp. 5.25% 1/15/23	1,500,000	1,515,000
CTR Partnership LP / CareTrust Capital Corp. 5.875% 6/1/21 (f)	475,000	476,188
CubeSmart LP 4.8% 7/15/22	1,000,000	1,068,722
DCT Industrial Operating Partnership LP 4.5% 10/15/23	2,000,000	2,040,838
DDR Corp.:
7.5% 7/15/18	2,407,000	2,852,066
9.625% 3/15/16	2,254,000	2,559,703
DuPont Fabros Technology LP 5.875% 9/15/21	2,000,000	2,040,000
Equity One, Inc.:
5.375% 10/15/15	405,000	425,555
6% 9/15/16	811,000	885,876
6.25% 1/15/17	811,000	895,505
Health Care Property Investors, Inc.:
6% 3/1/15	1,216,000	1,253,106
6.3% 9/15/16	3,850,000	4,268,630
7.072% 6/8/15	405,000	426,416
Health Care REIT, Inc. 4.125% 4/1/19	1,000,000	1,075,042
Healthcare Realty Trust, Inc.:
3.75% 4/15/23	801,000	781,589
6.5% 1/17/17	506,000	564,440
Highwoods/Forsyth LP:
3.625% 1/15/23	393,000	386,578
5.85% 3/15/17	2,593,000	2,868,460
Hospitality Properties Trust:
5% 8/15/22	823,000	868,187
5.625% 3/15/17	1,248,000	1,358,886
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Hospitality Properties Trust: - continued
6.7% 1/15/18	$ 811,000	$ 909,514
HRPT Properties Trust 6.25% 8/15/16	4,000,000	4,257,252
iStar Financial, Inc.:
3.875% 7/1/16	525,000	528,938
4% 11/1/17	2,500,000	2,462,500
5% 7/1/19	2,500,000	2,462,500
5.85% 3/15/17	825,000	866,250
5.875% 3/15/16	6,800,000	7,140,000
6.05% 4/15/15	2,887,000	2,951,958
7.125% 2/15/18	1,010,000	1,090,800
9% 6/1/17	2,430,000	2,751,975
Lexington Corporate Properties Trust 4.25% 6/15/23	2,500,000	2,497,455
MPT Operating Partnership LP/MPT Finance Corp. 6.375% 2/15/22	1,685,000	1,794,525
National Retail Properties, Inc. 6.875% 10/15/17	1,621,000	1,870,939
Nationwide Health Properties, Inc. 6% 5/20/15	1,540,000	1,603,231
Omega Healthcare Investors, Inc.:
4.95% 4/1/24 (f)	627,000	644,556
7.5% 2/15/20	811,000	862,701
Potlatch Corp. 7.5% 11/1/19	811,000	940,760
Prologis LP 7.625% 7/1/17	1,268,000	1,415,950
Reckson Operating Partnership LP/SL Green Realty Corp./SL Green Operating Partnership LP 7.75% 3/15/20	811,000	968,894
Senior Housing Properties Trust:
4.75% 5/1/24	849,000	864,950
6.75% 4/15/20	576,000	661,030
6.75% 12/15/21	2,000,000	2,329,218
United Dominion Realty Trust, Inc.:
5.25% 1/15/15	405,000	413,370
5.25% 1/15/16	811,000	858,964
		79,125,162
Real Estate Management & Development - 2.5%
Brandywine Operating Partnership LP:
6% 4/1/16	811,000	870,553
7.5% 5/15/15	405,000	425,237
CBRE Group, Inc. 5% 3/15/23	1,225,000	1,218,875
Excel Trust LP 4.625% 5/15/24	501,000	510,336
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Management & Development - continued
First Industrial LP 5.75% 1/15/16	$ 811,000	$ 857,922
Host Hotels & Resorts LP 6% 10/1/21	485,000	558,294
Howard Hughes Corp. 6.875% 10/1/21 (f)	1,615,000	1,699,788
Hunt Companies, Inc. 9.625% 3/1/21 (f)	900,000	945,000
Kennedy-Wilson, Inc.:
5.875% 4/1/24	560,000	561,400
8.75% 4/1/19	3,000,000	3,213,750
Mid-America Apartments LP:
3.75% 6/15/24	337,000	332,520
6.05% 9/1/16	1,216,000	1,325,683
Realogy Corp. 7.875% 2/15/19 (f)	1,450,000	1,529,750
Realogy Group LLC/Realogy Co.-Issuer Corp. 4.5% 4/15/19 (f)	1,005,000	974,850
Regency Centers LP:
5.25% 8/1/15	3,250,000	3,392,906
5.875% 6/15/17	486,000	543,450
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.625% 3/1/24 (f)	495,000	485,100
Ventas Realty LP/Ventas Capital Corp.:
3.125% 11/30/15	552,000	568,614
4% 4/30/19	597,000	638,930
		20,652,958
Thrifts & Mortgage Finance - 0.1%
Ocwen Financial Corp. 6.625% 5/15/19 (f)	835,000	853,788
TOTAL FINANCIALS		106,213,296
HEALTH CARE - 1.2%
Health Care Equipment & Supplies - 0.3%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp.:
6% 10/15/21	295,000	309,750
7.75% 2/15/19	1,835,000	1,926,750
		2,236,500
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
HEALTH CARE - continued
Health Care Providers & Services - 0.9%
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23	$ 3,500,000	$ 3,491,250
5.5% 2/1/21	3,805,000	3,900,125
		7,391,375
TOTAL HEALTH CARE		9,627,875
INDUSTRIALS - 0.1%
Industrial Conglomerates - 0.1%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 7.375% 10/1/17	785,000	837,988
MATERIALS - 0.2%
Paper & Forest Products - 0.2%
Plum Creek Timberlands LP 5.875% 11/15/15	1,621,000	1,713,467
TOTAL NONCONVERTIBLE BONDS		173,169,666
TOTAL CORPORATE BONDS (Cost $203,921,882)		215,420,850
Asset-Backed Securities - 3.1%

Capital Trust RE CDO Ltd. Series 2005-3A Class A2, 5.16% 6/25/35 (f)	7,282	7,137
CapitalSource Real Estate Loan Trust Series 2006-1A Class A2A, 0.4836% 1/20/37 (f)(h)	75,755	74,240
CBRE Realty Finance CDO LLC Series 2007-1A Class A1, 0.4821% 4/7/52 (f)(h)	204,500	198,365
Conseco Finance Securitizations Corp.:
Series 2002-1 Class M2, 9.546% 12/1/33	1,216,000	1,148,078
Series 2002-2 Class M2, 9.163% 3/1/33 (h)	2,026,000	1,753,360
Deutsche Financial Capital Securitization LLC Series 1997-I Class M, 7.275% 9/15/27	1,355,314	1,323,758
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class M2, 7.17% 4/15/40	3,406,440	1,663,608
Mesa West Capital CDO Ltd. Series 2007-1A:
Class A1, 0.415% 2/25/47 (f)(h)	928,412	919,128
Class A2, 0.445% 2/25/47 (f)(h)	4,000,000	3,890,000
Asset-Backed Securities - continued
	Principal Amount	Value
N-Star Real Estate CDO Ltd. Series 1A Class B1, 1.9044% 8/28/38 (f)(h)	$ 513,869	$ 515,153
Residential Asset Securities Corp. Series 2003-KS10 Class MI3, 6.41% 12/25/33	219,321	138,569
Wachovia Ltd./Wachovia LLC:
Series 2006-1 Class 1ML, 5.7326% 9/25/26 (f)(h)	2,432,000	1,702,400
Series 2006-1A:
Class B, 0.5926% 9/25/26 (f)(h)	1,155,844	1,135,039
Class C, 0.7626% 9/25/26 (f)(h)	3,250,000	3,175,250
Class D, 0.8626% 9/25/26 (f)(h)	460,000	437,230
Class E, 0.9626% 9/25/26 (f)(h)	1,220,000	1,150,460
Class F, 1.3826% 9/25/26 (f)(h)	2,408,000	2,233,420
Class G, 1.5826% 9/25/26 (f)(h)	1,343,000	1,239,589
Class H, 1.8826% 9/25/26 (f)(h)	3,486,000	3,208,863
TOTAL ASSET-BACKED SECURITIES (Cost $24,611,744)		25,913,647
Collateralized Mortgage Obligations - 0.5%

Private Sponsor - 0.5%
FREMF Mortgage Trust:
Series 2010-K6 Class B, 5.5329% 12/25/46 (f)(h)	811,000	896,755
Series 2010-K7 Class B, 5.618% 4/25/20 (f)(h)	2,605,000	2,909,665
Merrill Lynch Mortgage Investors Trust Series 1998-C3 Class F, 6% 12/15/30 (f)	158,171	165,553
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $3,422,868)		3,971,973
Commercial Mortgage Securities - 19.1%

Aventura Mall Trust Series 2013-AVM Class E, 3.8674% 12/5/32 (f)(h)	2,000,000	1,938,687
Banc of America Commercial Mortgage Trust Series 2005-1 Class CJ, 5.4665% 11/10/42 (h)	1,175,000	1,201,509
Banc of America Large Loan, Inc. floater Series 2005-MIB1 Class K, 2.152% 3/15/22 (f)(h)	387,059	340,987
Banc of America REMIC Trust Series 2012-CLMZ Class A, 7.652% 8/15/17 (f)(h)	1,010,000	1,011,717
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-PW11 Class AJ, 5.6047% 3/11/39 (h)	2,432,000	2,507,699
Boca Hotel Portfolio Trust Series 2013-BOCA Class E, 3.902% 8/15/26 (f)(h)	1,500,000	1,501,746
Commercial Mortgage Securities - continued
	Principal Amount	Value
CGBAM Commercial Mortgage Trust Series 2013-D Class D, 3.002% 5/15/30 (f)(h)	$ 2,250,000	$ 2,261,628
Chase Commercial Mortgage Securities Corp. Series 1998-1 Class H, 6.34% 5/18/30 (f)	1,621,000	1,728,138
Citigroup Commercial Mortgage Trust Series 2013-GC15 Class D, 5.277% 9/10/46 (f)(h)	2,000,000	1,990,044
COMM Mortgage Trust:
Series 2013-CR10 Class D, 4.958% 8/10/46 (f)(h)	1,300,000	1,271,813
Series 2013-CR12 Class D, 5.2553% 10/10/46 (f)(h)	1,900,000	1,869,845
Series 2013-CR9 Class D, 4.4022% 7/10/45 (f)(h)	2,397,000	2,248,652
Series 2013-LC6 Class D, 4.4319% 1/10/46 (f)(h)	1,912,000	1,816,733
Series 2014-UBS2 Class D, 5.1831% 3/10/47 (f)(h)	537,000	514,733
COMM Mortgage Trust pass-thru certificates Series 2005-LP5 Class F, 5.4583% 5/10/43 (f)(h)	2,000,000	2,057,232
Commercial Mortgage Acceptance Corp. Series 1998-C2 Class J, 5.44% 9/15/30 (f)	1,764,106	1,705,954
Commercial Mortgage Trust pass-thru certificates:
Series 2005-C6 Class AJ, 5.209% 6/10/44 (h)	2,000,000	2,070,378
Series 2012-CR1:
Class C, 5.5464% 5/15/45 (h)	3,000,000	3,317,613
Class D, 5.5464% 5/15/45 (f)(h)	1,350,000	1,380,740
Series 2012-CR2 Class D, 5.0196% 8/15/45 (f)(h)	500,000	518,911
Series 2012-LC4:
Class C, 5.8228% 12/10/44 (h)	780,000	871,914
Class D, 5.8228% 12/10/44 (f)(h)	2,830,000	2,975,043
Credit Suisse First Boston Mortgage Securities Corp. Series 1998-C2 Class F, 6.75% 11/15/30 (f)	581,006	601,183
DBUBS Mortgage Trust Series 2011-LC1A:
Class E, 5.7302% 11/10/46 (f)(h)	2,450,000	2,636,205
Class G, 4.652% 11/10/46 (f)	2,157,000	1,852,788
Deutsche Mortgage & Asset Receiving Corp. Series 1998-C1 Class J, 6.22% 6/15/31	83,422	83,338
Extended Stay America Trust Series 2013-ESH7 Class C7, 3.9017% 12/5/31 (f)	2,000,000	2,043,656
Freddie Mac pass-thru certificates:
Series K011 Class X3, 2.6622% 12/25/43 (h)(i)	4,947,000	703,414
Series K012 Class X3, 2.366% 1/25/41 (h)(i)	2,846,999	362,588
Series K013 Class X3, 2.8852% 1/25/43 (h)(i)	4,806,000	753,350
G-Force LLC sequential payer Series 2005-RRA Class A2, 4.83% 8/22/36 (f)	5,100	5,100
GCCFC Commercial Mortgage Trust Series 2005-GG3 Class B, 4.894% 8/10/42 (h)	885,000	897,694
GMAC Commercial Mortgage Securities, Inc.:
Series 1997-C2 Class G, 6.75% 4/15/29 (h)	628,000	680,576
Commercial Mortgage Securities - continued
	Principal Amount	Value
GMAC Commercial Mortgage Securities, Inc.: - continued
Series 2000-C1 Class K, 7% 3/15/33	$ 11,872	$ 12,003
GP Portfolio Trust Series 2014-GPP Class E, 4.002% 2/15/27 (f)(h)	615,000	615,646
GS Mortgage Securities Trust:
Series 2010-C2 Class D, 5.3978% 12/10/43 (f)(h)	2,000,000	2,088,320
Series 2012-GC6 Class C, 5.8259% 1/10/45 (f)(h)	2,400,000	2,686,335
Series 2012-GCJ7:
Class C, 5.9067% 5/10/45 (h)	3,500,000	3,912,736
Class D, 5.9067% 5/10/45 (f)(h)	2,500,000	2,644,356
Class E, 5% 5/10/45 (f)	1,760,000	1,613,591
Series 2013-GC16 Class D, 5.323% 11/10/46 (f)(h)	3,000,000	3,042,552
Hilton U.S.A. Trust Series 2013-HLT Class EFX, 5.6086% 11/5/30 (f)(h)	4,250,000	4,373,360
Invitation Homes Trust floater Series 2013-SFR1:
Class E, 2.9% 12/17/30 (f)(h)	1,500,000	1,470,293
Class F, 3.9% 12/17/30 (f)(h)	1,750,000	1,730,195
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2003-C1 Class F, 6.1573% 1/12/37 (f)(h)	756,000	762,962
Series 2009-IWST Class D, 7.6935% 12/5/27 (f)(h)	2,779,000	3,389,616
Series 2010-CNTM Class MZ, 8.5% 8/5/20 (f)	2,620,000	2,733,487
Series 2010-CNTR Class D, 6.3899% 8/5/32 (f)(h)	1,216,000	1,379,283
Series 2012-CBX Class C, 5.358% 6/15/45 (h)	1,240,000	1,354,146
JPMorgan Chase Commercial Mortgage Securities Trust:
floater:
Series 2013-JWRZ Class E, 3.892% 4/15/30 (f)(h)	1,280,000	1,277,589
Series 2014-FBLU Class E, 3.6518% 12/15/28 (f)(h)	2,000,000	2,000,802
Series 2014-INN:
Class E, 3.751% 6/15/29 (f)(h)	662,000	662,408
Class F, 4.152% 6/15/29 (f)(h)	662,000	662,620
Series 2005-LDP2 Class C, 4.911% 7/15/42 (h)	4,000,000	4,038,004
Series 2011-C4 Class E, 5.5765% 7/15/46 (f)(h)	1,390,000	1,504,726
LB Commercial Conduit Mortgage Trust Series 1998-C4 Class G, 5.6% 10/15/35 (f)	34,540	34,610
LB-UBS Commercial Mortgage Trust:
sequential payer:
Series 2005-C3 Class AJ, 4.843% 7/15/40	4,760,000	4,874,997
Series 2005-C7 Class AJ, 5.323% 11/15/40 (h)	1,240,000	1,294,150
Series 2005-C1 Class E, 4.924% 2/15/40	1,000,000	1,008,275
Series 2006-C4 Class AJ, 6.0494% 6/15/38 (h)	2,511,000	2,663,536
Commercial Mortgage Securities - continued
	Principal Amount	Value
LSTAR Commercial Mortgage Trust Series 2011-1:
Class B, 5.3288% 6/25/43 (f)(h)	$ 1,091,789	$ 1,094,183
Class D, 5.3288% 6/25/43 (f)(h)	1,564,000	1,579,466
Mach One Trust LLC Series 2004-1A Class H, 6.2679% 5/28/40 (f)(h)	540,000	554,850
Mezz Capital Commercial Mortgage Trust sequential payer Series 2004-C2 Class A, 5.318% 10/15/40 (f)	1,243,336	1,243,336
Morgan Stanley BAML Trust:
Series 2012-C6 Class D, 4.8181% 11/15/45 (f)(h)	2,000,000	2,041,958
Series 2013-C12 Class D, 4.935% 10/15/46 (f)	1,500,000	1,457,870
Series 2013-C13 Class D, 5.0592% 11/15/46 (f)(h)	2,500,000	2,441,438
Series 2013-C7 Class E, 4.4423% 2/15/46 (f)(h)	1,490,000	1,303,187
Morgan Stanley Capital I Trust:
sequential payer:
Series 2006-HQ10 Class AM, 5.36% 11/12/41	3,769,000	4,075,401
Series 2012-C4 Class E, 5.7094% 3/15/45 (f)(h)	2,250,000	2,314,595
Series 1997-RR Class F, 7.4306% 4/30/39 (f)(h)	185,103	195,746
Series 1998-CF1 Class G, 7.35% 7/15/32 (f)	1,799,392	1,463,728
Series 2006-IQ12 Class AMFX, 5.37% 12/15/43	3,242,000	3,497,181
Series 2011-C1 Class C, 5.4187% 9/15/47 (f)(h)	2,000,000	2,213,685
Series 2011-C2:
Class D, 5.4817% 6/15/44 (f)(h)	1,532,000	1,658,434
Class E, 5.4817% 6/15/44 (f)(h)	1,946,000	2,047,626
Class F, 5.4817% 6/15/44 (f)(h)	1,467,000	1,393,085
Class XB, 0.534% 6/15/44 (f)(h)(i)	51,641,000	1,451,783
Series 2011-C3 Class C, 5.3556% 7/15/49 (f)(h)	2,000,000	2,184,086
Series 2012-C4 Class D, 5.7094% 3/15/45 (f)(h)	1,640,000	1,766,651
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (f)	1,164,600	1,496,277
RBSCF Trust Series 2010-MB1 Class D, 4.9832% 4/15/24 (f)(h)	2,687,000	2,733,547
SCG Trust Series 2013-SRP1 Class D, 3.4955% 11/15/26 (f)(h)	1,000,000	972,044
TimberStar Trust I Series 2006-1 Class F, 7.5296% 10/15/36 (f)	2,026,000	2,144,762
UBS Commercial Mortgage Trust Series 2007-FL1 Class F, 0.727% 7/15/24 (f)(h)	1,459,000	1,457,830
UBS-BAMLL Trust Series 12-WRM Class D, 4.3793% 6/10/30 (f)(h)	1,460,000	1,410,678
Wachovia Bank Commercial Mortgage Trust:
Series 2004-C10 Class E, 4.931% 2/15/41	1,391,149	1,392,278
Series 2004-C12 Class D, 5.6311% 7/15/41 (h)	905,289	907,504
Commercial Mortgage Securities - continued
	Principal Amount	Value
WF-RBS Commercial Mortgage Trust:
Series 2011-C3:
Class C, 5.335% 3/15/44 (f)	$ 2,100,000	$ 2,303,259
Class D, 5.723% 3/15/44 (f)(h)	1,000,000	1,060,813
Series 2011-C5:
Class C, 5.823% 11/15/44 (f)(h)	1,250,000	1,399,994
Class F, 5.25% 11/15/44 (f)(h)	2,000,000	1,861,352
Series 2012-C10 Class E, 4.6077% 12/15/45 (f)(h)	910,000	788,975
Series 2012-C7 Class D, 5.0019% 6/15/45 (f)(h)	620,000	645,511
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $141,069,441)		158,105,319
Bank Loan Obligations - 6.6%

CONSUMER DISCRETIONARY - 2.3%
Hotels, Restaurants & Leisure - 1.9%
BRE Select Hotels Corp. 5.892% 5/9/18 (h)	2,236,155	2,236,155
Caesars Entertainment Resort Properties LLC Tranche B 1LN, term loan 7% 10/11/20 (h)	3,233,750	3,225,666
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (h)	1,555,000	1,555,000
CityCenter Holdings LLC Tranche B, term loan 4.25% 10/16/20 (h)	350,067	349,192
Cooper Hotel Group 12% 11/6/17	2,323,517	2,439,693
Four Seasons Holdings, Inc. Tranche 2LN, term loan 6.25% 12/27/20 (h)	100,000	100,500
Hilton Worldwide Finance, LLC Tranche B, term loan 3.5% 10/25/20 (h)	4,321,579	4,299,971
La Quinta Intermediate Holdings LLC Tranche B LN, Tranche B, term loan 4% 4/14/21 (h)	1,370,714	1,357,007
		15,563,184
Media - 0.2%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. Tranche B, term loan 3% 1/31/21 (h)	1,705,000	1,692,213
Multiline Retail - 0.1%
JC Penney Corp., Inc. Tranche B, term loan 6% 5/22/18 (h)	623,700	629,382
Bank Loan Obligations - continued
	Principal Amount	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - 0.1%
The Pep Boys - Manny, Moe & Jack Tranche B, term loan 4.25% 10/11/18 (h)	$ 1,339,600	$ 1,341,275
TOTAL CONSUMER DISCRETIONARY		19,226,054
FINANCIALS - 2.0%
Diversified Financial Services - 1.1%
Blackstone 9.98% 10/1/17	7,372,895	7,520,353
Calpine Construction Finance Co. LP Tranche B 2LN, term loan 3.25% 1/31/22 (h)	994,990	978,204
Pilot Travel Centers LLC Tranche B 2LN, term loan 4.25% 8/7/19 (h)	654,039	656,525
		9,155,082
Real Estate Investment Trusts - 0.3%
Starwood Property Trust, Inc. Tranche B, term loan 3.5% 4/17/20 (h)	2,474,937	2,465,656
Real Estate Management & Development - 0.6%
CBRE Group, Inc. Tranche B, term loan 2.9015% 3/28/21 (h)	878,875	874,481
Realogy Corp. Credit-Linked Deposit 4.4463% 10/10/16 (h)	117,069	116,923
Realogy Group LLC Tranche B, term loan 3.75% 3/5/20 (h)	4,129,902	4,088,603
		5,080,007
Thrifts & Mortgage Finance - 0.0%
Ocwen Loan Servicing, LLC Tranche B, term loan 5% 2/15/18 (h)	212,313	212,313
TOTAL FINANCIALS		16,913,058
HEALTH CARE - 0.5%
Health Care Providers & Services - 0.5%
Community Health Systems, Inc.:
Tranche D, term loan 4.25% 1/27/21 (h)	284,354	285,065
Tranche E, term loan 3.4776% 1/25/17 (h)	106,686	106,820
ESH Hospitality, Inc. Tranche B, term loan 5% 6/24/19 (h)	1,500,000	1,516,875
Skilled Healthcare Group, Inc. term loan 7% 4/9/16 (h)	2,193,924	2,188,439
		4,097,199
Bank Loan Obligations - continued
	Principal Amount	Value
INDUSTRIALS - 0.4%
Construction & Engineering - 0.4%
Drumm Investors LLC Tranche B, term loan 6.75% 5/4/18 (h)	$ 3,146,654	$ 3,142,721
TELECOMMUNICATION SERVICES - 0.6%
Wireless Telecommunication Services - 0.6%
Crown Castle Operating Co.:
Tranche A, term loan 1.905% 1/31/19 (h)	811,417	805,332
Tranche B 2LN, term loan 3% 1/31/21 (h)	1,956,322	1,956,322
SBA Senior Finance II, LLC term loan 3.25% 3/24/21 (h)	1,935,000	1,910,813
		4,672,467
UTILITIES - 0.8%
Electric Utilities - 0.5%
EquiPower Resources Holdings LLC Tranche C, term loan 4.25% 12/31/19 (h)	1,027,222	1,029,790
Essential Power LLC Tranche B, term loan 4.75% 8/8/19 (h)	994,815	999,789
La Frontera Generation, LLC Tranche B, term loan 4.5% 9/30/20 (h)	1,858,261	1,865,322
		3,894,901
Independent Power Producers & Energy Traders - 0.3%
Calpine Corp. Tranche B 4LN, term loan 4% 10/31/20 (h)	1,990,000	1,990,000
Tempus Public Foundation Generation Holdings LLC Tranche B, term loan 4.75% 12/31/17 (h)	994,975	957,663
		2,947,663
TOTAL UTILITIES		6,842,564
TOTAL BANK LOAN OBLIGATIONS (Cost $54,506,895)		54,894,063
Money Market Funds - 5.8%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	47,004,602	$ 47,004,602
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	850,050	850,050
TOTAL MONEY MARKET FUNDS (Cost $47,854,652)		47,854,652
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $765,331,289)		827,373,972
NET OTHER ASSETS (LIABILITIES) - 0.2%		1,621,841
NET ASSETS - 100%		$ 828,995,813
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $170,708,423 or 20.6% of net assets.

(g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(i) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 42,226
Fidelity Securities Lending Cash Central Fund	5,479
Total	$ 47,705
Other Information

The following is a summary of the inputs used, as of July 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 2,558,857	$ 2,558,857	$ -	$ -
Financials	318,025,963	313,685,377	4,340,586	-
Materials	628,648	628,648	-	-
Corporate Bonds	215,420,850	-	215,420,850	-
Asset-Backed Securities	25,913,647	-	25,913,647	-
Collateralized Mortgage Obligations	3,971,973	-	3,971,973	-
Commercial Mortgage Securities	158,105,319	-	155,398,255	2,707,064
Bank Loan Obligations	54,894,063	-	42,597,362	12,296,701
Money Market Funds	47,854,652	47,854,652	-	-
Total Investments in Securities:	$ 827,373,972	$ 364,727,534	$ 447,642,673	$ 15,003,765
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities

Other Investments in Securities:
Beginning Balance	$ 9,851,266
Net Realized Gain (Loss) on Investment Securities	115,822
Net Unrealized Gain (Loss) on Investment Securities	(111,657)
Cost of Purchases	5
Proceeds of Sales	(3,332,373)
Amortization/Accretion	427,960
Transfers into Level 3	-
Transfers out of Level 3	(4,243,959)
Ending Balance	$ 2,707,064
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2014	$ 46,742
Bank Loan Obligations
Beginning Balance	$ 18,529,024
Net Realized Gain (Loss) on Investment Securities	34,993
Net Unrealized Gain (Loss) on Investment Securities	(124,006)
Cost of Purchases	-
Proceeds of Sales	(6,227,608)
Amortization/Accretion	(17,702)
Transfers into Level 3	102,000
Transfers out of Level 3	-
Ending Balance	$ 12,296,701
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2014	$ (212,435)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (Unaudited):
U.S. Government and U.S. Government Agency Obligations	0.7%
AAA,AA,A	5.9%
BBB	15.1%
BB	10.9%
B	12.3%
CCC,CC,C	1.2%
Not Rated	9.2%
Equities	38.7%
Short-Term Investments and Net Other Assets	6.0%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2014

Assets
Investment in securities, at value (including securities loaned of $820,097) - See accompanying schedule: Unaffiliated issuers (cost $717,476,637)	$ 779,519,320
Fidelity Central Funds (cost $47,854,652)	47,854,652
Total Investments (cost $765,331,289)		$ 827,373,972
Cash		45,420
Receivable for investments sold		858,634
Receivable for fund shares sold		60,669
Dividends receivable		284,396
Interest receivable		4,624,621
Distributions receivable from Fidelity Central Funds		4,168
Other receivables		1,803
Total assets		833,253,683

Liabilities
Payable for investments purchased Regular delivery	$ 1,660,065
Delayed delivery	495,000
Payable for fund shares redeemed	709,446
Accrued management fee	381,236
Other affiliated payables	86,792
Other payables and accrued expenses	75,281
Collateral on securities loaned, at value	850,050
Total liabilities		4,257,870

Net Assets		$ 828,995,813
Net Assets consist of:
Paid in capital		$ 739,259,804
Undistributed net investment income		9,105,015
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		18,588,316
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		62,042,678
Net Assets		$ 828,995,813

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2014

Series Real Estate Income: Net Asset Value, offering price and redemption price per share ($409,084,491 ÷ 35,650,440 shares)	$ 11.47

Class F: Net Asset Value, offering price and redemption price per share ($419,911,322 ÷ 36,584,824 shares)	$ 11.48

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2014

Investment Income
Dividends		$ 15,550,027
Interest		32,681,195
Income from Fidelity Central Funds		47,705
Total income		48,278,927

Expenses
Management fee	$ 4,488,540
Transfer agent fees	678,285
Accounting and security lending fees	357,525
Custodian fees and expenses	19,183
Independent trustees' compensation	3,350
Audit	86,216
Legal	2,562
Miscellaneous	6,856
Total expenses before reductions	5,642,517
Expense reductions	(6,556)	5,635,961
Net investment income (loss)		42,642,966
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	24,118,639
Foreign currency transactions	(615)
Total net realized gain (loss)		24,118,024
Change in net unrealized appreciation (depreciation) on: Investment securities	(161,301)
Assets and liabilities in foreign currencies	(5)
Total change in net unrealized appreciation (depreciation)		(161,306)
Net gain (loss)		23,956,718
Net increase (decrease) in net assets resulting from operations		$ 66,599,684

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2014	Year ended July 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 42,642,966	$ 45,904,082
Net realized gain (loss)	24,118,024	16,876,013
Change in net unrealized appreciation (depreciation)	(161,306)	12,483,054
Net increase (decrease) in net assets resulting from operations	66,599,684	75,263,149
Distributions to shareholders from net investment income	(42,834,154)	(44,907,661)
Distributions to shareholders from net realized gain	(17,262,908)	(10,435,441)
Total distributions	(60,097,062)	(55,343,102)
Share transactions - net increase (decrease)	15,810,740	83,757,064
Total increase (decrease) in net assets	22,313,362	103,677,111

Net Assets
Beginning of period	806,682,451	703,005,340
End of period (including undistributed net investment income of $9,105,015 and undistributed net investment income of $9,002,217, respectively)	$ 828,995,813	$ 806,682,451

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series Real Estate Income

Years ended July 31,	2014	2013	2012G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.41	$ 11.10	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.58	.67	.47
Net realized and unrealized gain (loss)	.31	.46	.97
Total from investment operations	.89	1.13	1.44
Distributions from net investment income	(.59)	(.66)	(.33)
Distributions from net realized gain	(.24)	(.16)	(.01)
Total distributions	(.83)	(.82)	(.34)
Net asset value, end of period	$ 11.47	$ 11.41	$ 11.10
Total ReturnB, C	8.33%	10.50%	14.67%
Ratios to Average Net Assets E, H
Expenses before reductions	.77%	.79%	.80%A
Expenses net of fee waivers, if any	.77%	.79%	.80%A
Expenses net of all reductions	.77%	.79%	.80%A
Net investment income (loss)	5.15%	5.85%	5.70%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 409,084	$ 415,192	$ 416,151
Portfolio turnover rateF	33%	25%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period October 20, 2011 (commencement of operations) to July 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2014	2013	2012G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.41	$ 11.11	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.60	.69	.48
Net realized and unrealized gain (loss)	.32	.45	.98
Total from investment operations	.92	1.14	1.46
Distributions from net investment income	(.60)	(.68)	(.34)
Distributions from net realized gain	(.24)	(.16)	(.01)
Total distributions	(.85)I	(.84)	(.35)
Net asset value, end of period	$ 11.48	$ 11.41	$ 11.11
Total ReturnB, C	8.60%	10.60%	14.89%
Ratios to Average Net Assets E, H
Expenses before reductions	.61%	.61%	.62%A
Expenses net of fee waivers, if any	.61%	.61%	.62%A
Expenses net of all reductions	.61%	.61%	.62%A
Net investment income (loss)	5.32%	6.02%	5.88%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 419,911	$ 391,490	$ 286,854
Portfolio turnover rateF	33%	25%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period October 20, 2011 (commencement of operations) to July 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $.85 per share is comprised of distributions from net investment income of $.604 and distributions from net realized gain of $.242 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2014

1. Organization.

Fidelity Series Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series Real Estate Income and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

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3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations and commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 07/31/14	Valuation Technique (s)	Unobservable Input	Amount or Range / Weighted Average	Impact to Valuation from an Increase in Input*
Bank Loan Obligations	$ 12,196,201	Discounted cash flow	Yield	2.1% - 10.5% / 4.5%	Decrease
Commercial Mortgage Securities	$ 2,707,064	Discounted cash flow	Yield	2.1%	Decrease
		Market comparable	Spread	13.0%	Decrease

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3. Significant Accounting Policies - continued

Investment Valuation - continued

Asset Type	Fair Value at 07/31/14	Valuation Technique (s)	Unobservable Input	Amount or Range / Weighted Average	Impact to Valuation from an Increase in Input*
Corporate Bonds	$ -	Expected distribution	Recovery rate	0.0%	Increase

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2014, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), equity-debt classifications and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 66,484,843
Gross unrealized depreciation	(4,601,869)
Net unrealized appreciation (depreciation) on securities	$ 61,882,974

Tax Cost	$ 765,490,998

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 12,797,886
Undistributed long-term capital gain	$ 15,135,572
Net unrealized appreciation (depreciation) on securities and other investments	$ 61,882,969

The tax character of distributions paid was as follows:

	July 31, 2014	July 31, 2013
Ordinary Income	$ 47,449,028	$ 54,427,784
Long-term Capital Gains	12,648,034	915,318
Total	$ 60,097,062	$ 55,343,102

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $251,776,461 and $254,847,266, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the

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5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Series Real Estate Income, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Series Real Estate Income	$ 678,285.17

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,673 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,388 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

Notes to Financial Statements - continued

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is maintained at the Fund's custodian and/or invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $5,479. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $6,110 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $446.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2014	2013
From net investment income
Series Real Estate Income	$ 21,286,598	$ 24,942,481
Class F	21,547,556	19,965,180
Total	$ 42,834,154	$ 44,907,661

Annual Report

9. Distributions to Shareholders - continued

Years ended July 31,	2014	2013
From net realized gain
Series Real Estate Income	$ 8,798,960	$ 6,141,225
Class F	8,463,948	4,294,216
Total	$ 17,262,908	$ 10,435,441

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
Series Real Estate Income
Shares sold	5,096,461	7,016,602	$ 56,759,758	$ 79,894,286
Reinvestment of distributions	2,752,035	2,775,858	30,085,558	31,083,706
Shares redeemed	(8,601,530)	(10,869,294)	(95,963,309)	(123,967,802)
Net increase (decrease)	(753,034)	(1,076,834)	$ (9,117,993)	$ (12,989,810)
Class F
Shares sold	7,066,532	9,486,077	$ 79,103,585	$ 108,393,021
Reinvestment of distributions	2,743,696	2,161,262	30,011,504	24,259,396
Shares redeemed	(7,540,879)	(3,157,748)	(84,186,356)	(35,905,543)
Net increase (decrease)	2,269,349	8,489,591	$ 24,928,733	$ 96,746,874

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Series Real Estate Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series Real Estate Income Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Real Estate Income Fund as of July 31, 2014, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 22, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 173 funds. Mr. Curvey oversees 397 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statements of Additional Information (SAIs) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity Series Real Estate Income Fund or 1-800-835-5092 for Class F.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), a Director of FMR Co., Inc. (2007-2014) and was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Christopher S. Bartel (1971)
Year of Election or Appointment: 2011 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2011 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Real Estate Income Fund voted to pay shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Real Estate Income	09/08/14	09/05/14	$0.160	$0.259
Class F	09/08/14	09/05/14	$0.165	$0.259

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2014, $19,511,252, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.03% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Real Estate Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Series Real Estate Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Series Real Estate Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is offered only to other Fidelity funds, it continues to incur investment management expenses. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SRE-ANN-0914
1.924310.102

Item 2. Code of Ethics

As of the end of the period, July 31, 2014, Fidelity Securities Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Blue Chip Growth Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Series Blue Chip Growth Fund, Fidelity Series Real Estate Equity Fund, Fidelity Series Real Estate Income Fund, and Fidelity Series Small Cap Opportunities Fund (the "Funds"):

Services Billed by Deloitte Entities

July 31, 2014 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Growth Fund	$52,000	$-	$5,300	$4,200
Fidelity OTC Portfolio	$44,000	$-	$5,800	$2,600
Fidelity Real Estate Income Fund	$154,000	$-	$6,800	$1,400
Fidelity Series Blue Chip Growth Fund	$38,000	$-	$5,000	$1,400
Fidelity Series Real Estate Equity Fund	$38,000	$-	$5,800	$800
Fidelity Series Real Estate Income Fund	$74,000	$-	$5,800	$700
Fidelity Series Small Cap Opportunities Fund	$47,000	$-	$4,800	$1,500

July 31, 2013 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Growth Fund	$53,000	$-	$4,800	$3,300
Fidelity OTC Portfolio	$45,000	$-	$5,800	$1,700
Fidelity Real Estate Income Fund	$156,000	$-	$7,500	$1,000
Fidelity Series Blue Chip Growth Fund	$-	$-	$-	$-
Fidelity Series Real Estate Equity Fund	$38,000	$-	$5,800	$600
Fidelity Series Real Estate Income Fund	$74,000	$-	$5,800	$600
Fidelity Series Small Cap Opportunities Fund	$47,000	$-	$4,800	$900

A Amounts may reflect rounding.

B Fidelity Series Blue Chip Growth Fund commenced operations on November 7, 2013.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity Leveraged Company Stock Fund, Fidelity Small Cap Growth Fund, and Fidelity Small Cap Value Fund (the "Funds"):

Services Billed by PwC

July 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Value Fund	$51,000	$-	$3,400	$1,700
Fidelity Dividend Growth Fund	$66,000	$-	$4,400	$4,600
Fidelity Growth & Income Portfolio	$72,000	$-	$6,100	$4,200
Fidelity Leveraged Company Stock Fund	$56,000	$-	$4,500	$3,500
Fidelity Small Cap Growth Fund	$52,000	$-	$3,600	$2,200
Fidelity Small Cap Value Fund	$54,000	$-	$3,400	$2,800

July 31, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Value Fund	$50,000	$-	$3,500	$1,600
Fidelity Dividend Growth Fund	$65,000	$-	$3,500	$4,400
Fidelity Growth & Income Portfolio	$71,000	$-	$7,200	$3,800
Fidelity Leveraged Company Stock Fund	$54,000	$-	$4,600	$3,100
Fidelity Small Cap Growth Fund	$51,000	$-	$3,300	$2,200
Fidelity Small Cap Value Fund	$54,000	$-	$3,300	$2,800

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	July 31, 2014A,B	July 31, 2013A,B
Audit-Related Fees	$355,000	$915,000
Tax Fees	$-	$-
All Other Fees	$745,000	$765,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Series Blue Chip Growth Fund's commencement of operations.

Services Billed by PwC

	July 31, 2014A	July 31, 2013A
Audit-Related Fees	$5,975,000	$4,295,000
Tax Fees	$50,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	July 31, 2014 A, B	July 31, 2013 A, B
PwC	$7,230,000	$5,105,000
Deloitte Entities	$1,985,000	$1,820,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Series Blue Chip Growth Fund's commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Securities Fund

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	September 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	September 25, 2014
By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	September 25, 2014